                                                    REGISTRATION NO. 333-182903
                                                     REGISTRATION NO. 811-22651
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933                   [X]
                      POST-EFFECTIVE AMENDMENT NO. 10                [X]
                                    AND/OR
                            REGISTRATION STATEMENT
                                     UNDER
                     THE INVESTMENT COMPANY ACT OF 1940              [X]
                              AMENDMENT NO. 94                       [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                            SEPARATE ACCOUNT NO. 70
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
       [_]Immediately upon filing pursuant to paragraph (b) of Rule 485
       [X]On May 1, 2019 pursuant to paragraph (b) of Rule 485.
       [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
       [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
       [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                                     NOTE

This Post-Effective Amendment No. 10 ("PEA") to the Form N-4 Registration Statement No. 333-182903 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 70 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

The Accumulator(R) Series 13A

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2019


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES 13A?

The Accumulator(R) Series 13A (the "Accumulator(R) Series") are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Series B, Series CP(R) and Series L. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging (together, the "Special DCA programs")./()/

For Series CP(R) contracts, we allocate a credit to your account value at the same time we allocate your contribution. Under the Series CP(R) contracts, a portion of the withdrawal charge and operations charge are used to recover the cost of providing the credit. The charge associated with the credit may, over time, exceed the sum of the credit and related earnings. Expenses for a contract with a credit may be higher than expenses for a contract without a credit.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchase the contract. For a state-by-state description of all material variations to this contract, see Appendix IX later in this Prospectus. All features and benefits described in this Prospectus may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application. We can refuse to accept any contribution from you at any time, including after you purchase the contract. No contributions are accepted after the first contract year (other than QP contracts).
-------------
(+)The account for special dollar cost averaging is only available with Series
   B and Series L contracts. The account for special money market dollar cost averaging is only available with Series CP(R) contracts.

VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
.. 1290 VT Equity Income
.. 1290 VT Socially Responsible

.. Charter/SM/ Multi-Sector Bond
.. Charter/SM/ Small Cap Growth
.. Charter/SM/ Small Cap Value
.. EQ/400 Managed Volatility/(1)/
.. EQ/500 Managed Volatility/(1)/
.. EQ/2000 Managed Volatility/(1)/
.. EQ/AB Dynamic Moderate Growth/(1)/
.. EQ/AB Small Cap Growth/(1)/
.. EQ/Balanced Strategy/(*)(1)/
.. EQ/Capital Guardian Research
.. EQ/ClearBridge Large Cap Growth/(1)/
.. EQ/ClearBridge Select Equity Managed Volatility
.. EQ/Conservative Growth Strategy/(*)(1)/
.. EQ/Conservative Strategy/(*)(1)/
.. EQ/Core Bond Index
.. EQ/Franklin Balanced Managed Volatility/(1)/
.. EQ/Franklin Small Cap Value Managed Volatility/(1)/
.. EQ/Franklin Templeton Allocation Managed Volatility/(1)/
.. EQ/Global Bond PLUS
.. EQ/Global Equity Managed Volatility/(1)/
.. EQ/Growth Strategy/(*)(1)/
.. EQ/Intermediate Government Bond
.. EQ/International Core Managed Volatility/(1)/
.. EQ/International Managed Volatility/(1)/
.. EQ/Invesco Comstock
.. EQ/Janus Enterprise/(1)/
.. EQ/JPMorgan Value Opportunities
.. EQ/Large Cap Core Managed Volatility/(1)/
.. EQ/Large Cap Growth Managed Volatility/(1)/
.. EQ/Large Cap Value Managed Volatility/(1)/
.. EQ/Loomis Sayles Growth/(1)/
.. EQ/MFS International Growth
.. EQ/Mid Cap Value Managed Volatility/(1)/
.. EQ/Moderate Growth Strategy/(*)(1)/
.. EQ/Money Market
.. EQ/Oppenheimer Global
.. EQ/PIMCO Ultra Short Bond
.. EQ/Quality Bond PLUS
.. EQ/T. Rowe Price Growth Stock
.. EQ/Templeton Global Equity Managed Volatility/(1)/
.. EQ/UBS Growth and Income
.. EQ/Ultra Conservative Strategy/(**)(1)/

.. Multimanager Aggressive Equity
.. Multimanager Core Bond
.. Multimanager Mid Cap Growth
.. Multimanager Mid Cap Value
.. Multimanager Technology
--------------------------------------------------------------------------------

(*)The "EQ Strategic Allocation Portfolios."
(**)The EQ/Ultra Conservative Strategy investment option is part of the asset transfer program and is not part of Option A or Option B. You may not directly allocate a contribution to or request a transfer of account value into this investment option.
(1)This is the variable investment option's new name. Please see "Portfolios of the Trusts" later in this prospectus for the variable investment option's former name which may continue to be used in certain documents for a period of time after the date of this prospectus.


Each variable investment option is a subaccount of Separate Account No. 70. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. The contract also includes a guaranteed interest option and a Special DCA program.


The contract includes investment restrictions. You must allocate amounts under either Option A -- Asset Allocation ("Option A") or Option B -- Custom Selection ("Option B"), which are discussed later in this Prospectus. Option A requires that 100% of your account value be invested in the EQ Strategic Allocation Portfolios, the EQ/AB Dynamic Moderate Growth Portfolio, the EQ/Money Market Portfolio,



THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.




                                                                    #645928/13A
the guaranteed interest option or a Special DCA program. Option B permits allocation to additional variable investment options subject to certain category and percentage limitations. Consequently, a contract owner who is interested in having more investment options would elect Option B. If you elect the Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be restricted to Option A. If you don't elect a Guaranteed minimum income benefit or if you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection"), you can choose either Option A or Option B. Because GMIB II -- Custom Selection permits you to allocate amounts under either Option A or Option B, the fees associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. See "Allocating your contributions" later in this Prospectus for more information on the requirements related to Options A and B.


If the GMIB, "Greater of" Guaranteed minimum death benefit ("GMDB") or the Guaranteed withdrawal benefit for life ("GWBL") is in effect, you are required to participate in the asset transfer program ("ATP"). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy investment option (the "ATP Portfolio") and the variable investment options. For more information, see "Asset transfer program ("ATP")" in "Contract features and benefits" later in this Prospectus.


TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for a qualified plan ("QP")
    (whether defined contribution or defined benefit; transfer contributions only).

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix VII" for more information.


The registration statement relating to this offering has been filed with the SEC. The statement of additional information ("SAI") dated May 1, 2019 is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS (PURSUANT TO RULE 30E-3). Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company or your financial intermediary by calling 1-800-789-7771.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Contents of this Prospectus

--------------------------------------------------------------------------------




             Definitions of key terms                            5
             Who is AXA Equitable?                               8
             How to reach us                                     9
             The Accumulator(R) Series at a glance -- key
               features                                         11

             ------------------------------------------------------
             FEE TABLE                                          14
             ------------------------------------------------------

             Examples                                           16
             Condensed financial information                    17

             ------------------------------------------------------
             1. CONTRACT FEATURES AND BENEFITS                  18
             ------------------------------------------------------
             How you can purchase and contribute to your
               contract                                         18
             Owner and annuitant requirements                   18
             How you can make your contributions                19
             What are your investment options under the
               contract?                                        19
             Portfolios of the Trusts                           21
             Allocating your contributions                      28
             Dollar cost averaging                              31
             Credits (FOR SERIES CP(R) CONTRACTS ONLY)          32
             Guaranteed minimum death benefit and Guaranteed
               minimum income benefit base                      33
             Annuity purchase factors                           36
             Guaranteed minimum income benefit ("GMIB")         36
             Guaranteed minimum death benefit                   42
             Guaranteed withdrawal benefit for life ("GWBL")    44
             How withdrawals affect your guaranteed benefits    50
             Guaranteed benefit offers                          51
             Inherited IRA beneficiary continuation contract    51
             Your right to cancel within a certain number of
               days                                             53

             ------------------------------------------------------
             2. DETERMINING YOUR CONTRACT'S VALUE               54
             ------------------------------------------------------
             Your account value and cash value                  54
             Your contract's value in the variable investment
               options                                          54
             Your contract's value in the guaranteed interest
               option                                           54
             Your contract's value in the account for special
               dollar cost averaging                            54
             Effect of your account value falling to zero       54
             Termination of your contract                       55


-------------

"We,""our," "us" and the "Company" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          56
             ------------------------------------------------------
             Transferring your account value                    56
             Disruptive transfer activity                       56
             Rebalancing your account value                     57

             ------------------------------------------------------
             4. ACCESSING YOUR MONEY                            58
             ------------------------------------------------------
             Withdrawing your account value                     58
             How withdrawals are taken from your account value  61
             Withdrawals treated as surrenders                  61
             Surrendering your contract to receive its cash
               value                                            62
             When to expect payments                            62
             Signature guarantee                                62
             Your annuity payout options                        62

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            65
             ------------------------------------------------------
             Charges that AXA Equitable deducts                 65
             Charges that the Trusts deduct                     69
             Group or sponsored arrangements                    69
             Other distribution arrangements                    70

             ------------------------------------------------------
             6. PAYMENT OF DEATH BENEFIT                        71
             ------------------------------------------------------
             Your beneficiary and payment of benefit            71
             Non-spousal joint owner contract continuation      72
             Spousal continuation                               72
             Beneficiary continuation option                    74

             ------------------------------------------------------
             7. TAX INFORMATION                                 76
             ------------------------------------------------------
             Overview                                           76
             Contracts that fund a retirement arrangement       76
             Transfers among investment options                 76
             Taxation of nonqualified annuities                 76
             Individual retirement arrangements (IRAs)          79
             Traditional individual retirement annuities
               (traditional IRAs)                               79
             Roth individual retirement annuities (Roth IRAs)   84
             Tax withholding and information reporting          87
             Special rules for contracts funding qualified
               plans                                            87
             Impact of taxes to AXA Equitable                   88

             ------------------------------------------------------
             8. MORE INFORMATION                                89
             ------------------------------------------------------
             About Separate Account No. 70                      89
             About the Trusts                                   89
             About the general account                          89
             About other methods of payment                     90
             Dates and prices at which contract events occur    90
             About your voting rights                           91
             Cybersecurity                                      91
             Misstatement of age                                91
             Statutory compliance                               92
             About legal proceedings                            92
             Financial statements                               92


             Transfers of ownership, collateral assignments,
               loans and borrowing                              92
             About Custodial IRAs                               92
             How divorce may affect your guaranteed benefits    93
             How divorce may affect your Joint life GWBL        93
             Distribution of the contracts                      93

             ------------------------------------------------------
             APPENDICES
             ------------------------------------------------------

             I   --   Condensed financial information                I-1
            II   --   Examples of automatic payment plans           II-1
           III   --   Purchase considerations for QP contracts     III-1
            IV   --   Guaranteed benefit base examples              IV-1
             V   --   Hypothetical illustrations                     V-1
            VI   --   Earnings enhancement benefit example          VI-1
           VII   --   Rules regarding contributions to your
                        contract                                   VII-1
          VIII   --   Formula for asset transfer program
                        for guaranteed benefits                   VIII-1
            IX   --   State contract availability and/or
                        variations of certain features and
                        benefits                                    IX-1

          ---------------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION
            Table of contents
          ---------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Definitions of key terms


--------------------------------------------------------------------------------

ANNUAL ROLL-UP AMOUNT -- The "Annual Roll-up amount" is the amount credited to your Roll-up benefit base on each contract date anniversary if there has ever been a withdrawal from your contract.

ANNUAL ROLL-UP RATE -- The "Annual Roll-up rate" is the rate used to calculate the Annual withdrawal amount. It is also used to calculate amounts credited to your Roll-up benefit base once you take a withdrawal from your contract. Beginning with the contract year in which the first withdrawal is taken out of the contract until the contract date anniversary following age 85, the Annual Roll-up rate is:

..   5%, if withdrawals begin after the contract date anniversary when the owner is age 64.

..   4%, if withdrawals begin on or prior to the contract date anniversary when the owner is age 64.

ANNUAL WITHDRAWAL AMOUNT -- The "Annual withdrawal amount" is the amount you can withdraw without reducing your Roll-up benefit base. It is equal to the Annual Roll-up rate, multiplied by the Roll-up benefit base as of the most recent contract date anniversary.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract's owner. Where the owner of the contract is a non-natural person, such as a company or trust, the annuitant is the measuring life for determining benefits under the contract.

APPLICABLE PERCENTAGE -- The "Applicable percentage" is the rate used to calculate your Guaranteed annual withdrawal amount if your GMIB is converted to the GWBL on the contract date anniversary following age 85.


ASSET TRANSFER PROGRAM -- The asset transfer program ("ATP") is a feature of the GMIB, the "Greater of" GMDB and the GWBL. The ATP uses predetermined mathematical formulas to move account value between the ATP Portfolio and the variable investment options.

ATP EXIT OPTION -- Beginning in your second contract year if you elected a GMIB, the "ATP exit option" allows you to transfer 100% of your account value from the ATP Portfolio to your variable investment options.

ATP TRANSFER -- A transfer between the ATP Portfolio and the variable investment options.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.


CASH VALUE -- At any time before annuity payments begin, your contract's "cash value" is equal to the account value less: (i) the total amount or a pro rata portion of the annual administrative charge and any optional benefit charges; and (ii) any applicable withdrawal charges.

CONTRACT DATE -- The "contract date" is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1st, your contract date anniversary is April 30th.

CONTRACT MONTHIVERSARY -- The "contract monthiversary" means the same date of the month as the contract date.

CONTRACT YEAR -- The "contract year" is the 12-month period beginning on your contract date and each 12-month period after that date.

CONVERSION EFFECTIVE DATE -- The "Conversion effective date" is the date the contract converts from GMIB to GWBL and occurs on the contract date anniversary following the contract owner's age 85.

CREDIT -- An amount credited to your account value at the same time we allocate your contribution. The amount of the credit is 3% of each contribution based on total first year contributions. The credit applies only to Series CP(R) contracts.

CUSTOMIZED PAYMENT PLAN -- For contracts with GMIB, our "Customized payment plan" provides scheduled payments up to your Annual withdrawal amount. For contracts that convert from GMIB to GWBL, our "Customized payment plan" provides scheduled payments up to your Guaranteed annual withdrawal amount.

CUSTOM SELECTION RULES -- The "Custom Selection Rules" are rules for the allocation of contributions to, and transfers among, the Option B investment options. These rules require that allocations be made according to certain categories and investment option limits.

DEFERRAL ROLL-UP AMOUNT -- The "Deferral Roll-up amount" is the amount credited to your Roll-up benefit base on each contract date anniversary provided you have never taken a withdrawal from your contract.

DEFERRAL ROLL-UP RATE -- The "Deferral Roll-up rate" is used to calculate amounts credited to your Roll-up benefit base before you take your first withdrawal from your contract. The Deferral Roll-up rate is 5%.

EARNINGS ENHANCEMENT BENEFIT -- The "Earnings enhancement benefit" is an optional benefit that provides additional death benefit protection.

EXCESS WITHDRAWAL -- For contracts with the GMIB, an "Excess withdrawal" is the portion of your cumulative withdrawals that exceeds your Annual withdrawal amount. For contracts that convert from the GMIB to the GWBL, an "Excess withdrawal" is the portion of your cumulative withdrawals that exceeds your Guaranteed annual withdrawal amount. An Excess withdrawal will always reduce your benefit bases on a pro rata basis. In your first contract year, all withdrawals (except for RMD payments through our automatic RMD service) will reduce your benefit bases on a pro rata basis, because you do not have an Annual withdrawal amount in that year.

                           DEFINITIONS OF KEY TERMS

FREE LOOK -- If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund, but only if you return your contract within the prescribed period. This is your "Free look" right under the contract. Your refund will generally reflect any gain or loss in your investment options.

"GREATER OF" GMDB -- The "Greater of" Guaranteed minimum death benefit ("GMDB") is an optional guaranteed minimum death benefit. The death benefit and its charge are calculated using the greater of two benefit bases -- (1) the Roll-up benefit base and (2) the Highest Anniversary Value benefit base. There is an additional charge for the "Greater of" GMDB under the contract. This contract offers two different versions of the "Greater of" GMDB.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT -- The "Guaranteed annual withdrawal amount" is the maximum annual amount you can withdraw without reducing your GWBL benefit base. It is equal to the Applicable percentage in effect at the time, multiplied by the GWBL benefit base as of the most recent contract date anniversary.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") -- The GMIB is an optional benefit that provides income protection for you during your life once you elect to annuitize your contract by exercising the benefit. There is an additional charge for the GMIB under the contract. This contract offers two different versions of the GMIB.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL") -- The Guaranteed withdrawal benefit for life ("GWBL") is not available at issue. The GWBL is only available to owners who have elected a GMIB. If you do not elect to exercise or terminate your GMIB, it will automatically convert to the GWBL as of the contract date anniversary following age 85. The GWBL guarantees that you can take withdrawals up to a maximum amount ("Guaranteed annual withdrawal amount") each contract year following the conversion.

GWBL BENEFIT BASE -- The "GWBL benefit base" is calculated upon conversion from the GMIB on the contract date anniversary following age 85. The initial GWBL benefit base is your account value or Roll-up benefit base on the Conversion effective date, whichever produces the higher Guaranteed annual withdrawal amount.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT -- The "Highest Anniversary Value death benefit" is an optional guaranteed minimum death benefit. The death benefit is calculated using your highest account value on any contract date anniversary up to the contract date anniversary following age 85. There is an additional charge for the Highest Anniversary Value death benefit under the contract.

INVESTMENT SIMPLIFIER -- Our "Investment simplifier" allows for systematic transfers of amounts in the guaranteed interest option to the variable investment options. There are two options under the program -- the Fixed dollar option and the Interest sweep option.

IRA -- Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

MATURITY DATE -- The contract's "maturity date" is generally the contract date anniversary that follows the annuitant's 95th birthday.

MAXIMUM PAYMENT PLAN -- For contracts with GMIB, our "Maximum payment plan" provides scheduled payments of your Annual withdrawal amount. For contracts that convert from the GMIB to the GWBL, our "Maximum payment plan" provides scheduled payments of your Guaranteed annual withdrawal amount.

NQ CONTRACT -- Nonqualified annuity contract.

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

QP CONTRACT -- An annuity contract that is an investment vehicle for a qualified plan.

RETURN OF PRINCIPAL DEATH BENEFIT -- The "Return of Principal" death benefit is calculated based on the total contributions to your contract, adjusted for withdrawals. There is no additional charge for this death benefit.

ROLL-UP BENEFIT BASE -- The Roll-up benefit base is used to determine the value of the GMIB and the "Greater of" GMDB. The Roll-up benefit base is also used to determine your Annual withdrawal amount. Your Roll-up benefit base is created and increased by contributions to your contract. The Roll-up benefit base is not an account value or cash value.

..   FOR GMIB: The Roll-up benefit base is used to determine your (i) lifetime payments upon exercise of the benefit and (ii) charge for the benefit.

..   FOR "GREATER OF" GMDB: The Roll-up benefit base is one component of the
    "Greater of" GMDB. The other component is the Highest Anniversary Value benefit base.

SPECIAL DCA PROGRAMS -- We use the term "Special DCA Programs" to collectively refer to our special dollar cost averaging program and our special money market dollar cost averaging program, which are described below:

..   SPECIAL DOLLAR COST AVERAGING -- Our "Special dollar cost averaging program" allows for the systematic transfers of amounts in the account for special dollar cost averaging into the variable investment options and the guaranteed interest option. The account for special dollar cost averaging is part of our general account. This program is only available with Series B and Series L contracts.

..   SPECIAL MONEY MARKET DOLLAR COST AVERAGING -- Our "Special money market dollar cost averaging program" allows for the systematic transfers of amounts in the account for special money market dollar cost averaging into the variable investment options and the guaranteed interest option. This program is only available with Series CP(R) contracts.

VALUATION DAY -- A "valuation day" is a scheduled date each month the contract is in effect that the asset transfer program formulas are calculated to determine whether a transfer is required.


VARIABLE INVESTMENT OPTIONS -- The "variable investment options" available under your contract differ depending on whether you elect Option A or Option B. Except where noted, when we refer to variable investment options we are not including the ATP Portfolio, which is part of the ATP.

                           DEFINITIONS OF KEY TERMS

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
account value                          Annuity Account Value

unit                                   Accumulation Unit

Deferral Roll-up amount                Deferral bonus Roll-up amount

Deferral Roll-up rate                  Deferral bonus Roll-up rate
-----------------------------------------------------------------------------

                           DEFINITIONS OF KEY TERMS

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc. No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $618.6 billion in assets as of December 31, 2018. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. You can also use our Online Account Access system to access information about your account and to complete certain requests through the Internet. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:


 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain nonfinancial transactions, including termination of a systematic withdrawal option;

..   statement of your account value at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your account value as of the close of the contract year, including notification of eligibility to exercise the GMIB and/or the Roll-up benefit base reset option and eligibility to convert the GMIB to the GWBL as of the contract date anniversary following age 85.

 ONLINE ACCOUNT ACCESS ("OAA") SYSTEM:

OAA is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options.

You can also:


..   change your allocation percentages and/or transfer among the investment options, excluding transfers into or out of the ATP Portfolio;


..   rebalance under Option A;

..   elect to receive certain contract statements electronically;

..   change your address;

..   sign up for one-time or automatic resets;

..   change your password; and

..   access Frequently Asked Questions and Service Forms.

OAA is normally available seven days a week, 24 hours a day. You may access OAA by visiting our website at www.axa.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

                             WHO IS AXA EQUITABLE?

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE (AND SUBMITTED IN THE MANNER THAT THE FORMS SPECIFY):

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the Beneficiary continuation option;

(5)IRA contribution recharacterizations;

(6)Section 1035 exchanges;

(7)direct transfers and rollovers;

(8)election of the ATP exit option;

(9)exercise of the GMIB or election of an annuity payout option;

(10)requests to reset your Roll-up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(11)death claims;

(12)change in ownership (NQ only, if available under your contract);

(13)requests for enrollment in either our Maximum payment plan or Customized payment plan;

(14)purchase by, or change of ownership to, a nonnatural owner;

(15)requests to collaterally assign your NQ contract;

(16)requests to drop the GWBL or the GMIB;

(17)election to convert the GMIB to the GWBL as of the contract date anniversary following age 85;

(18)requests to add a Joint life after conversion of the GMIB to the GWBL as of the contract date anniversary following age 85;

(19)requests to transfer, re-allocate, rebalance and change your future allocations (except that certain transactions may be permitted through the Online Account Access system);

(20)transfers into and among the investment options; and

(21)withdrawal requests.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)Investment simplifier;

(4)special money market dollar cost averaging (if available); and

(5)special dollar cost averaging (if available).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)Investment simplifier;

(2)special money market dollar cost averaging (if available);

(3)special dollar cost averaging (if available);

(4)Maximum payment plan;

(5)Customized payment plan;

(6)substantially equal withdrawals;

(7)systematic withdrawals;

(8)the date annuity payments are to begin; and

(9)RMD payments from inherited IRAs.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. Some requests may be completed online; you can use our Online Account Access system to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online. We reserve the right to add, remove or change our administrative forms, procedures and programs at any time.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.


EDELIVERY:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.axa.com.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

THREE CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Series B, Series CP(R) and Series L. Each
                       series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options. Also, each series offers the
                       Guaranteed minimum income benefit ("GMIB"), the Guaranteed minimum death benefits and the ability to convert from the
                       GMIB to the Guaranteed withdrawal benefit for life ("GWBL").


                       Each series provides a schedule of expenses and withdrawal charge periods. While certain series have no or short surrender charge periods, these series typically have higher separate account expenses. You should consider the cumulative impact of these higher expenses over time when deciding which series to purchase. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.
                       Additionally, certain optional features may not be exercised until after waiting periods that extends beyond the applicable surrender charge period. So while you may prefer the flexibility of a shorter surrender charge period, you should consider this important fact if electing an optional feature.

                       Each series is subject to contribution rules, which are described in "Contribution amounts" later in this section and in "How you can purchase and contribute to your contract" in "Contract features and benefits" and in "Rules regarding contributions to your contract" in Appendix VII later in this Prospectus.

                       The chart below shows the availability of key features under each series of the contract.

                                             SERIES B  SERIES CP(R)  SERIES L
 -----------------------------------------------------------------------------
 Special dollar cost averaging                 Yes         No          Yes
 -----------------------------------------------------------------------------
 Special money market dollar cost averaging    No          Yes         No
 -----------------------------------------------------------------------------
 Credits                                       No          Yes         No


                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance. Not all series may be
                            available through your financial professional.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract which is an Individual Retirement Annuity (IRA) or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the
                            Internal Revenue Code for these types of arrangements.
                            Before purchasing or contributing to one of these
                            contracts, you should consider whether its features and
                            benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                            and costs of these annuities compared with any other
                            investment that you may use in connection with your
                            retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have
                            limited usefulness because of required minimum
                            distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The GMIB provides income protection for you during your
INCOME BENEFIT ("GMIB")     life once you elect to annuitize the contract by exercising the benefit. If you elect GMIB I -- Asset Allocation, your contract will be restricted to Option A. If you elect GMIB
                            II -- Custom Selection, you may allocate amounts under
                            either Option A or Option B, and therefore, the fees
                            associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. If you do not elect to exercise the GMIB, this benefit will
                            automatically convert to the GWBL as of the contract date
                            anniversary following age 85, unless you terminate the
                            benefit.
                            If you elect GMIB, your investment allocations are subject to our asset transfer program ("ATP"). The ATP uses
                            predetermined mathematical formulas to move account value
                            between the ATP Portfolio and the variable investment
                            options. Under these formulas, your account value may be
                            transferred between the variable investment options which
                            you have selected and the ATP Portfolio. For more
                            information, please see "Guaranteed minimum income benefit
                            ("GMIB")" in "Contract features and benefits" later in this
                            Prospectus and Appendix VIII to this Prospectus.
----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

--------------------------------------------------------------------------------------
GUARANTEED MINIMUM        The GWBL guarantees that you can take withdrawals up to a
INCOME BENEFIT ("GMIB")   maximum amount each contract year. Excess withdrawals can
(CONTINUED)               cause a significant reduction in your guaranteed benefit
                          bases and in some cases result in a termination of your
                          contract. THE GWBL IS AVAILABLE ONLY UPON A CONVERSION FROM
                          THE GMIB ON THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85.
                          If you have not elected to exercise the GMIB as of the
                          contract date anniversary following age 85, the GMIB will
                          automatically convert to the GWBL effective on that date.
                          Upon conversion to GWBL, you will continue to have the
                          investment option choices that were available to you under your GMIB and your contract will continue to be subject to the ATP.
                          The guaranteed benefits under the contract are supported by
                          AXA Equitable's general account and are subject to AXA
                          Equitable's claims paying ability. Contract owners should
                          look to the financial strength of AXA Equitable for its
                          claims paying ability.
--------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH  .   Return of Principal death benefit
BENEFITS ("GMDBS")        .   Highest Anniversary Value death benefit
                          .   "Greater of" GMDB
                             -- The "Greater of" GMDB I (available only if elected
                                with the GMIB I -- Asset Allocation); or
                             -- The "Greater of" GMDB II (available only if elected
                                with the GMIB II -- Custom Selection)
                          All three GMDBs are available in combination with the GMIB.
                          The Return of Principal death benefit and the Highest
                          Anniversary Value death benefit are available without the
                          GMIB. However, the "Greater of" GMDB can only be selected
                          in combination with the GMIB. If you do not select either
                          the Highest Anniversary Value death benefit or the "Greater of" GMDB, the Return of Principal death benefit will
                          automatically be issued with all eligible contracts.
                          Eligible contracts are those that meet the owner and
                          annuitant issue age requirements described under "Rules
                          regarding contributions to your contract" in "Appendix VII".

                          The guaranteed benefits under the contract are supported by
                          AXA Equitable's general account and are subject to AXA
                          Equitable's claims paying ability. Contract owners should
                          look to the financial strength of AXA Equitable for its
                          claims paying ability.
--------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      The chart below shows the minimum initial and, in
                          parenthesis, additional contribution amounts under the
                          contracts. Please see "How you can purchase and contribute to your contract" in "Contract features and benefits" and
                          "Rules regarding contributions to your contract" in
                          "Appendix VII" for more information, including important
                          limitations on contributions.

                                                 SERIES B         SERIES CP(R)   SERIES L
-------------------------------------------------------------------------------------------------
NQ                                               $25,000($500)    $25,000($500)  $25,000($500)
-------------------------------------------------------------------------------------------------
Traditional IRA                                  $25,000($50)     $25,000($50)   $25,000($50)
-------------------------------------------------------------------------------------------------
Roth IRA                                         $25,000($50)     $25,000($50)   $25,000($50)
-------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary Continuation contract  $25,000($1,000)  n/a            $25,000($1,000)
(traditional IRA or Roth IRA) ("Inherited IRA")
-------------------------------------------------------------------------------------------------
QP                                               $25,000($500)    $25,000($500)  $25,000($500)
-------------------------------------------------------------------------------------------------

                               .   No contributions will be accepted after the first
                                   contract year (other than QP contracts). For QP
                                   contracts, the maximum aggregate contributions for any
                                   contract year is 100% of first-year contributions.
                                   Subsequent contributions are not permitted after
                                   conversion to the GWBL.

                               .   Maximum contribution limitations apply to all contracts.
                               ------------------------------------------------------------
                               We currently do not accept any contribution to your
                               contract if: (i) the sum total of all contributions under
                               your Accumulator(R) Series 13A contract would then total
                               more than $1,000,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue); (ii) the sum total of all contributions under all Accumulator(R) Series and
                               Retirement Cornerstone(R) Series contracts with the same
                               owner or annuitant would then total more than $1,500,000;
                               or (iii) the aggregate contributions under all AXA
                               Equitable annuity accumulation contracts with the same
                               owner or annuitant would then total more than $2,500,000.

                               Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                               including our rights to (i) change minimum and maximum
                               contribution requirements and limitations, and (ii)
                               discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                               contributions and transfers to any of the variable
                               investment options and to limit the number of variable
                               investment options which you may elect.
-------------------------------------------------------------------------------------------
CREDIT                         We allocate your contributions to your account value. We
(SERIES CP(R) CONTRACTS ONLY)  allocate a credit to your account value at the same time that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                               The amount of credit is 3% of each contribution. The credit is subject to recovery by us in certain limited
                               circumstances.
-------------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY          .   Partial withdrawals
                              .   Several withdrawal options on a periodic basis
                              .   Contract surrender
                              .   Maximum payment plan (only under contracts with GMIB or
                                  GWBL)
                              .   Customized payment plan (only under contracts with GMIB
                                  or GWBL)
                              You may incur a withdrawal charge for certain withdrawals
                              or if you surrender your contract. You may also incur
                              income tax and a tax penalty. Certain withdrawals will
                              diminish the value of optional benefits.
------------------------------------------------------------------------------------------
PAYOUT OPTIONS                .   Fixed annuity payout options
                              .   Other payout options through other contracts
------------------------------------------------------------------------------------------
ADDITIONAL FEATURES           .   Guaranteed minimum death benefit options
                              .   Dollar cost averaging
                              .   Automatic quarterly account value rebalancing (Option B
                                  only)
                              .   Free transfers
                              .   Waiver of withdrawal charge for certain withdrawals,
                                  disability, terminal illness, or confinement to a
                                  nursing home
                              .   Earnings enhancement benefit, an optional death benefit
                                  available under certain contracts
                              .   Option to drop the GMIB after issue
                              .   Option to drop the GWBL after conversion
                              .   Spousal continuation
                              .   Beneficiary continuation option (IRA and NQ only)
                              .   Roll-up benefit base reset
------------------------------------------------------------------------------------------
FEES AND CHARGES              Please see "Fee table" later in this section for complete
                              details.
------------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE     Please see "Rules regarding contributions to your contract"
AGES                          in "Appendix VII" for owner and annuitant issue ages
                              applicable to your contract.
------------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL          To exercise your cancellation right you must mail the
                              contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you
                              receive it. If state law requires, this "free look" period may be longer. See "Your right to cancel within a certain
                              number of days" in "Contract features and benefits" later
                              in this Prospectus for more information.
------------------------------------------------------------------------------------------
EFFECT OF YOUR ACCOUNT VALUE  Your contract will terminate without value if your account
FALLING TO ZERO               value is insufficient to pay any applicable charges when
                              due. Your account value could become insufficient due to
                              withdrawals and/or poor market performance. Upon such
                              termination, you will lose all your rights under your
                              contract and any applicable guaranteed benefits, except as discussed under "Effect of your account value falling to
                              zero" in "Determining your contract's value" later in this
                              Prospectus.
------------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS     From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                              guaranteed benefits. See "Guaranteed benefit offers" in
                              "Contract features and benefits" for more information.
------------------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. PLEASE SEE APPENDIX IX LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time you surrender the contract, if you make certain withdrawals or transfers, request special services or apply your cash value to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

-------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
-------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions   SERIES B SERIES CP(R) SERIES L
withdrawn/(2)/ (deducted if you surrender your contract or   7.00%    8.00%        8.00%
make certain withdrawals or apply your cash value to
certain payout options).
Charge for each additional transfer in excess of 12               Maximum Charge: $35
transfers per contract year:/(3)/                                Current Charge:   $ 0

Special service charges:/(4)/
   Express mail charge                                   Current and Maximum Charge:     $35
   Wire transfer charge                                  Current and Maximum Charge:     $90
   Check preparation charge/(5)/                         Maximum Charge:                 $85
                                                         Current Charge:                 $0
   Charge for third party transfer or exchange/(5)/      Maximum Charge:                 $125
                                                         Current Charge:                 $65/(6)/
   Duplicate contract charge                             Current and Maximum Charge:     $35/(6)/
-------------------------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

-----------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE
 ANNIVERSARY
-----------------------------------------------------------------------
Maximum annual administrative charge/(7)/

   If your account value on a contract date anniversary is     $30
   less than $50,000/(8)/

   If your account value on a contract date anniversary is     $0
   $50,000 or more

----------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS/(9)/
----------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES/(10)/:                      SERIES B  SERIES CP(R)  SERIES L
                                                             --------  ---------     --------
Operations                                                   0.80%     1.05%         1.10%
Administrative                                               0.30%     0.35%         0.35%
Distribution                                                 0.20%     0.25%         0.25%
                                                             -----     -----         -----
Total Separate account annual expenses ("Contract fee")      1.30%     1.65%         1.70%

------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY
 OF THE FOLLOWING OPTIONAL BENEFITS
------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base./(11)/ Deducted
annually/(12)/ on each contract date anniversary for which
the benefit is in effect.)

   Return of Principal death benefit                           no additional charge

   Highest Anniversary Value death benefit                     0.35% (current and maximum)
------------------------------------------------------------------------------------------
"Greater of" GMDB I (ONLY AVAILABLE IF YOU ALSO ELECT GMIB
  I -- ASSET ALLOCATION)

   Maximum Charge                                              2.30%

   Current Charge/(13)/                                        1.15%
------------------------------------------------------------------------------------------

                                   FEE TABLE

-------------------------------------------------------------------------
"Greater of" GMDB II (ONLY AVAILABLE IF YOU ALSO ELECT GMIB
  II -- CUSTOM SELECTION)

   Maximum Charge                                              2.60%

   Current Charge/(13)/                                        1.30%
-------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(14)/ (Calculated
as a percentage of the applicable benefit base./(11)
/Deducted annually/(12) /on each contract date anniversary
for which the benefit is in effect.)

  If you elect GMIB I -- Asset Allocation

   Maximum Charge                                              2.30%

   Current Charge/(13)/                                        1.15%
-------------------------------------------------------------------------

  If you elect GMIB II -- Custom Selection

   Maximum Charge                                              2.60%

   Current Charge/(13)/                                        1.30%
-------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE/(14) /(Calculated as a
percentage of the account value. Deducted annually/(7) /on
each contract date anniversary for which the benefit is in
effect.)                                                       0.35%
-------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT
CHARGE/(14)(15) /(Available only upon conversion of the
GMIB and calculated as a percentage of the GWBL benefit
base/(11) /deducted annually/(12) /on each contract date
anniversary for which the benefit is in effect.)

  Conversion from GMIB I -- Asset Allocation

   Maximum Charge                                              2.30%

   Current Charge/(13)/                                        1.15%
-------------------------------------------------------------------------

  Conversion from GMIB II -- Custom Selection

   Maximum Charge                                              2.60%

   Current Charge/(13)/                                        1.30%
-------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.


---------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS/(9)/
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that
are deducted from Portfolio assets including management      Lowest Highest
fees, 12b-1 fees, service fees, and/or other expenses)/(16)/ 0.67%  1.54%
---------------------------------------------------------------------------

                                   FEE TABLE

Notes:

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make a withdrawal or surrender your contract to receive its cash value. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

Contract Year  Series B Series CP(R) Series L
-------------  -------- ------------ --------
    1.........  7.00%      8.00%      8.00%
    2.........  7.00%      8.00%      7.00%
    3.........  6.00%      7.00%      6.00%
    4.........  6.00%      6.00%      5.00%
    5.........  5.00%      5.00%      0.00%
    6.........  3.00%      4.00%      0.00%
    7.........  1.00%      3.00%      0.00%
    8.........  0.00%      2.00%      0.00%
    9.........  0.00%      1.00%      0.00%
    10+.......  0.00%      0.00%      0.00%

(3)Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

(4)These charges may increase over time to cover our administrative costs. We may discontinue these services at any time, with or without notice.

(5)The sum of these charges will never exceed 2% of the amount disbursed or transferred.

(6)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(7)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(8)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(9)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(10)The separate account annual expenses compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Series CP(R) contracts, both the separate account annual expenses and the withdrawal charge compensate us for the expense associated with the credit.

(11)The benefit base is not an account value or cash value. If you elect the GMIB and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Series CP(R) contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(12)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(13)We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See "Fee changes for the guaranteed benefits" in "Charges and expenses" later in this Prospectus.

(14)If you elect the Earnings enhancement benefit at issue, and your GMIB then converts to the GWBL, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL.

(15)Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

(16)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts of such expenses.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses). These examples do not reflect charges for any special service you may request.


The examples below show the expenses that a hypothetical contract owner (who has elected the "Greater of" GMDB II and the Earnings enhancement benefit with the GMIB II -- Custom Selection) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Series B 0.006%; Series CP(R) 0.011%; and Series L 0.014%. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" GMDB II and the GMIB II -- Custom Selection, both of which are calculated as a percentage of each benefit's benefit base.

                                   FEE TABLE

The guaranteed interest option and amounts allocated to the Special DCA programs (as available) are not covered by these examples. The annual administrative charge, any applicable withdrawal charge and the charge for any optional benefits do apply to the guaranteed interest option and amounts allocated to the Special DCA programs (as available).

These examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP(R) contracts assumes that a 3% credit was applied to your contribution. Other than the administrative charge and the charges for the guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and total annual expenses of the Portfolios (before expense limitations). These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                               SERIES B
---------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                      CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                        APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,309 $2,757  $4,562   $9,107   $609  $2,157  $4,062   $9,107
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,217 $2,493  $4,148   $8,445   $517  $1,893  $3,648   $8,445
---------------------------------------------------------------------------------------------------


                                               SERIES L
---------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                      CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                        APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,451 $2,879  $4,251   $9,395   $651  $2,279  $4,251   $9,395
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,360 $2,617  $3,844   $8,764   $560  $2,017  $3,844   $8,764
---------------------------------------------------------------------------------------------------


                                             SERIES CP(R)
---------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                      CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                        APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,456 $2,994  $4,779   $9,470   $656  $2,294  $4,279   $9,470
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,366 $2,734  $4,374   $8,833   $566  $2,034  $3,874   $8,833
---------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2018.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix VII summarize our current rules regarding contributions to your contract, which rules are subject to change. In some states our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and rules for contributions are based on the age of the older of the original owner and annuitant. No contributions will be accepted after the first contract year (other than QP contracts). For QP contracts, (i) the maximum aggregate contributions for any contract year is 100% of first-year contributions and
(ii) subsequent contributions are not permitted after conversion to the GWBL.

No contributions are accepted after the first contract year (other than QP contracts). Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and
(ii) discontinue acceptance of contributions. We may discontinue acceptance of contributions within the first year. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

We currently do not accept any contribution to your contract if: (i) the sum total of all contributions under your Accumulator(R) Series 13A contract would then total more than $1,000,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue); (ii) the sum total of all contributions under all Accumulator(R) Series and Retirement Cornerstone(R) Series contracts with the same owner or annuitant would then total more than $1,500,000; or (iii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. These contribution limitations may not be applicable in your state. Please see Appendix IX later in this Prospectus.

--------------------------------------------------------------------------------
THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS A NON-NATURAL PERSON SUCH AS A COMPANY OR TRUST, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code. In all cases, the joint annuitants must be spouses. In addition, a spouse may be added as a joint annuitant under a non-natural owner contract upon conversion to the GWBL with a Joint life option. See "Additional owner and annuitant requirements" under "Guaranteed withdrawal benefit for life ("GWBL")."

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Series CP(R) contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix III at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit ("GMIB") converts to the GWBL, the terms owner and successor owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the GMIB

                        CONTRACT FEATURES AND BENEFITS
converts to the GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO SERIES B AND SERIES L CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Highest Anniversary Value death benefit, a "Greater of" GMDB and/or the GMIB, which you may be able to convert to the GWBL as of the contract date anniversary following age 85, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the Guaranteed minimum death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an exchange intended to be a Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS DESCRIBED LATER IN THIS PROSPECTUS, WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------

OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SEC. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."

--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

The contract provides the following investment options: the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Series B and Series L contracts) or the account for special money market dollar cost averaging (for Series CP(R) contracts). This section lists each of the variable investment options and describes the guaranteed interest option. The next section, "Allocating your contributions," discusses dollar cost averaging in general, including the Special DCA programs.

Your investment options depend on whether you select Option A or Option B. If you elect Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be

                        CONTRACT FEATURES AND BENEFITS
restricted to Option A. If you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection") or if you do not elect a GMIB, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. For additional information, see "Allocating your contributions" later in this Prospectus.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment adviser of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "EQ Fund of Fund Portfolios"). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "EQ volatility management strategy") and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

ASSET TRANSFER PROGRAM. You should be aware that having the GMIB and/or certain other guaranteed benefits or converting GMIB to GWBL limits your ability to invest in some of the variable investment options that would otherwise be available to you under the contract. In addition, if you have the GMIB, the "Greater of" GMDB, or convert to the GWBL, you are required to participate in the asset transfer program which moves account value between the ATP Portfolio and the variable investment options. See "Asset transfer program ("ATP")" in "Contract features and benefits" later in this prospectus. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy); investment option restrictions in connection with any guaranteed benefit that include these Portfolios; and the ATP are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). THIS MAY EFFECTIVELY SUPPRESS THE VALUE OF GUARANTEED BENEFIT(S) THAT ARE ELIGIBLE FOR PERIODIC BENEFIT BASE RESETS BECAUSE YOUR BENEFIT BASE IS AVAILABLE FOR RESETS ONLY WHEN YOUR ACCOUNT VALUE IS HIGHER. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

                        CONTRACT FEATURES AND BENEFITS

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Portfolios that utilize these volatility management techniques are identified below in the chart by a "(delta)" under the column entitled "Volatility Management." Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


Whether or not you elected a guaranteed benefit that requires you to participate in the ATP, you should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and


   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the ATP Portfolio and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.



-----------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST                                                   INVESTMENT ADVISER
 CLASS B SHARES                                                          (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                      AS APPLICABLE)                      MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR  Seeks to achieve high total return through a   .   AXA Equitable Funds Management
  BOND                    combination of current income and capital          Group, LLC
                          appreciation.
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP     Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds Management
  GROWTH                                                                     Group, LLC
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP     Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds Management
  VALUE                                                                      Group, LLC


------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                      INVESTMENT ADVISER
 CLASS IB SHARES                                                        (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                     AS APPLICABLE)                      MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
1290 VT EQUITY INCOME     Seeks a combination of growth and income to   .   AXA Equitable Funds Management
                          achieve an above-average and consistent           Group, LLC
                          total return.                                 .   Barrow, Hanley, Mewhinney &
                                                                            Strauss LLC
------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY          Seeks to achieve long-term capital            .   AXA Equitable Funds Management
  RESPONSIBLE             appreciation.                                     Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------
EQ/400 MANAGED            Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  VOLATILITY/(*)(1)/      with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------
EQ/500 MANAGED            Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  VOLATILITY/(*)(2)/      with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------
EQ/2000 MANAGED           Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  VOLATILITY/(*)(3)/      with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                        INVESTMENT ADVISER
 CLASS IB SHARES                                                          (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                       AS APPLICABLE)                      MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
EQ/AB DYNAMIC MODERATE    Seeks to achieve total return from long-term    .   AllianceBernstein L.P.            (delta)
  GROWTH/(*)(4)/          growth of capital and income.                   .   AXA Equitable Funds Management
                                                                              Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/AB SMALL CAP           Seeks to achieve long-term growth of            .   AllianceBernstein L.P.
  GROWTH/(*)(5)/          capital.                                        .   AXA Equitable Funds Management
                                                                              Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/BALANCED               Seeks long-term capital appreciation and        .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(6)/        current income.                                     Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN       Seeks to achieve long-term growth of            .   AXA Equitable Funds Management
  RESEARCH                capital.                                            Group, LLC
                                                                          .   Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------
EQ/CLEARBRIDGE LARGE CAP  Seeks to achieve long-term capital growth.      .   AXA Equitable Funds Management
  GROWTH/(*)(7)/                                                              Group, LLC
                                                                          .   ClearBridge Investments, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CLEARBRIDGE SELECT     Seeks to achieve capital appreciation, which    .   AXA Equitable Funds Management  (check mark)
  EQUITY MANAGED          may occasionally be short-term, with an             Group, LLC
  VOLATILITY              emphasis on risk adjusted returns and           .   BlackRock Investment
                          managing volatility in the Portfolio.               Management, LLC
                                                                          .   ClearBridge Investments, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CONSERVATIVE GROWTH    Seeks current income and growth of capital,     .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(8)/        with a greater emphasis on current income.          Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CONSERVATIVE           Seeks a high level of current income.           .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(9)/                                                            Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX        Seeks to achieve a total return before          .   AXA Equitable Funds Management
                          expenses that approximates the total return         Group, LLC
                          performance of the Bloomberg Barclays U.S.      .   SSgA Funds Management, Inc.
                          Intermediate Government/Credit Bond Index,
                          including reinvestment of dividends, at a risk
                          level consistent with that of the Bloomberg
                          Barclays U.S. Intermediate Government/
                          Credit Bond Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN BALANCED      Seeks to maximize income while maintaining      .   AXA Equitable Funds Management  (check mark)
  MANAGED                 prospects for capital appreciation with an          Group, LLC
  VOLATILITY/(*)(10)/     emphasis on risk-adjusted returns and           .   BlackRock Investment
                          managing volatility in the Portfolio.               Management, LLC
                                                                          .   Franklin Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP     Seeks to achieve long-term total return with    .   AXA Equitable Funds Management  (check mark)
  VALUE MANAGED           an emphasis on risk-adjusted returns and            Group, LLC
  VOLATILITY/(*)(11)/     managing volatility in the Portfolio.           .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON     Primarily seeks capital appreciation and        .   AXA Equitable Funds Management  (check mark)
  ALLOCATION MANAGED      secondarily seeks income.                           Group, LLC
  VOLATILITY/(*)(12)/
--------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS       Seeks to achieve capital growth and current     .   AXA Equitable Funds Management
                          income.                                             Group, LLC
                                                                          .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Wells Fargo Asset Management
                                                                              (International), LLC and Wells
                                                                              Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                        INVESTMENT ADVISER
 CLASS IB SHARES                                                          (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                       AS APPLICABLE)                      MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL EQUITY MANAGED  Seeks to achieve long-term capital              .   AXA Equitable Funds Management  (check mark)
  VOLATILITY/(*)(13)/     appreciation with an emphasis on risk-              Group, LLC
                          adjusted returns and managing volatility in     .   BlackRock Investment
                          the Portfolio.                                      Management, LLC
                                                                          .   Morgan Stanley Investment
                                                                              Management Inc.
                                                                          .   OppenheimerFunds, Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/GROWTH                 Seeks long-term capital appreciation and        .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(14)/       current income, with a greater emphasis on          Group, LLC
                          capital appreciation.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE           Seeks to achieve a total return before          .   AXA Equitable Funds Management
  GOVERNMENT BOND         expenses that approximates the total return         Group, LLC
                          performance of the Bloomberg Barclays U.S.      .   SSgA Funds Management, Inc.
                          Intermediate Government Bond Index,
                          including reinvestment of dividends, at a risk
                          level consistent with that of the Bloomberg
                          Barclays U.S. Intermediate Government Bond
                          Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE     Seeks to achieve long-term growth of capital    .   AXA Equitable Funds Management  (check mark)
  MANAGED                 with an emphasis on risk-adjusted returns           Group, LLC
  VOLATILITY/(*)(15)/     and managing volatility in the Portfolio.       .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   EARNEST Partners, LLC
                                                                          .   Federated Global Investment
                                                                              Management Corp.
                                                                          .   Massachusetts Financial
                                                                              Services Company d/b/a MFS
                                                                              Investment Management
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL MANAGED  Seeks to achieve long-term growth of capital    .   AllianceBernstein L.P.          (check mark)
  VOLATILITY/(*)(16)/     with an emphasis on risk-adjusted returns       .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.           Group, LLC
                                                                          .   BlackRock Investment
                                                                              Management, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK       Seeks to achieve capital growth and income.     .   AXA Equitable Funds Management
                                                                              Group, LLC
                                                                          .   Invesco Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/JANUS                  Seeks to achieve capital growth.                .   AXA Equitable Funds Management
  ENTERPRISE/(*)(17)/                                                         Group, LLC
                                                                          .   Janus Capital Management LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE         Seeks to achieve long-term capital              .   AXA Equitable Funds Management
  OPPORTUNITIES           appreciation.                                       Group, LLC
                                                                          .   J.P. Morgan Investment
                                                                              Management Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE         Seeks to achieve long-term growth of capital    .   AXA Equitable Funds Management  (check mark)
  MANAGED                 with an emphasis on risk-adjusted returns           Group, LLC
  VOLATILITY/(*)(18)/     and managing volatility in the Portfolio.       .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Capital Guardian Trust Company
                                                                          .   Thornburg Investment
                                                                              Management, Inc.
                                                                          .   Vaughn Nelson Investment
                                                                              Management
--------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                         INVESTMENT ADVISER
 CLASS IB SHARES                                                           (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                        AS APPLICABLE)                      MANAGEMENT
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH       Seeks to provide long-term capital growth        .   AXA Equitable Funds Management  (check mark)
  MANAGED                 with an emphasis on risk-adjusted returns            Group, LLC
  VOLATILITY/(*)(19)/     and managing volatility in the Portfolio.        .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   HS Management Partners, LLC
                                                                           .   Loomis, Sayles & Company, L.P.
                                                                           .   Polen Capital Management, LLC
                                                                           .   T. Rowe Price Associates, Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE        Seeks to achieve long-term growth of capital     .   AllianceBernstein L.P.          (check mark)
  MANAGED                 with an emphasis on risk-adjusted returns        .   AXA Equitable Funds Management
  VOLATILITY/(*)(20)/     and managing volatility in the Portfolio.            Group, LLC
                                                                           .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   Massachusetts Financial
                                                                               Services Company d/b/a MFS
                                                                               Investment Management
---------------------------------------------------------------------------------------------------------------------------
EQ/LOOMIS SAYLES          Seeks to achieve capital appreciation.           .   AXA Equitable Funds Management
  GROWTH/(*)(21)/                                                              Group, LLC
                                                                           .   Loomis, Sayles & Company, L.P.
---------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL      Seeks to achieve capital appreciation.           .   AXA Equitable Funds Management
  GROWTH                                                                       Group, LLC
                                                                           .   Massachusetts Financial
                                                                               Services Company d/b/a MFS
                                                                               Investment Management
---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE MANAGED  Seeks to achieve long-term capital               .   AXA Equitable Funds Management  (check mark)
  VOLATILITY/(*)(22)/     appreciation with an emphasis on risk                Group, LLC
                          adjusted returns and managing volatility in      .   BlackRock Investment
                          the Portfolio.                                       Management, LLC
                                                                           .   Diamond Hill Capital
                                                                               Management, Inc.
                                                                           .   Wellington Management Company,
                                                                               LLP
---------------------------------------------------------------------------------------------------------------------------
EQ/MODERATE GROWTH        Seeks long-term capital appreciation and         .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(23)/       current income, with a greater emphasis on           Group, LLC
                          current income.
---------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(++)/     Seeks to obtain a high level of current income,  .   AXA Equitable Funds Management
                          preserve its assets and maintain liquidity.          Group, LLC
                                                                           .   The Dreyfus Corporation
---------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL     Seeks to achieve capital appreciation.           .   AXA Equitable Funds Management
                                                                               Group, LLC
                                                                           .   OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND Seeks to generate a return in excess of          .   AXA Equitable Funds Management
                          traditional money market products while              Group, LLC
                          maintaining an emphasis on preservation of       .   Pacific Investment Management
                          capital and liquidity.                               Company LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS      Seeks to achieve high current income             .   AllianceBernstein L.P.
                          consistent with moderate risk to capital.        .   AXA Equitable Funds Management
                                                                               Group, LLC
                                                                           .   Pacific Investment Management
                                                                               Company LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH   Seeks to achieve long-term capital appreciation  .   AXA Equitable Funds Management
  STOCK                   and secondarily, income.                             Group, LLC
                                                                           .   T. Rowe Price Associates, Inc.
---------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                       INVESTMENT ADVISER
 CLASS IB SHARES                                                         (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                      AS APPLICABLE)                      MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL       Seeks to achieve long-term capital growth      .   AXA Equitable Funds Management  (check mark)
  EQUITY MANAGED          with an emphasis on risk adjusted returns          Group, LLC
  VOLATILITY/(*)(24)/     and managing volatility in the Portfolio.      .   BlackRock Investment
                                                                             Management, LLC
                                                                         .   Templeton Global Advisors
                                                                             Limited
-------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME  Seeks to achieve total return through capital  .   AXA Equitable Funds Management
                          appreciation with income as a secondary            Group, LLC
                          consideration.                                 .   UBS Asset Management
                                                                             (Americas) Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/ULTRA CONSERVATIVE     Seeks current income.                          .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(+)(*)(25)/                                                       Group, LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE   Seeks to achieve long-term growth of capital.  .   AllianceBernstein L.P.
  EQUITY                                                                 .   AXA Equitable Funds Management
                                                                             Group, LLC
                                                                         .   ClearBridge Investments, LLC
                                                                         .   Scotia Institutional Asset
                                                                             Management US, Ltd.
                                                                         .   T. Rowe Price Associates, Inc.
                                                                         .   Westfield Capital Management
                                                                             Company, L.P.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND    Seeks to achieve a balance of high current     .   AXA Equitable Funds Management
                          income and capital appreciation, consistent        Group, LLC
                          with a prudent level of risk.                  .   BlackRock Financial
                                                                             Management, Inc.
                                                                         .   DoubleLine Capital LP
                                                                         .   Pacific Investment Management
                                                                             Company LLC
                                                                         .   SSgA Funds Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital.  .   AllianceBernstein L.P.
  GROWTH                                                                 .   AXA Equitable Funds Management
                                                                             Group, LLC
                                                                         .   BlackRock Investment
                                                                             Management, LLC
                                                                         .   Franklin Advisers, Inc.
                                                                         .   Wellington Management Company,
                                                                             LLP
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital.  .   American Century Investment
  VALUE                                                                      Management, Inc.
                                                                         .   AXA Equitable Funds Management
                                                                             Group, LLC
                                                                         .   BlackRock Investment
                                                                             Management, LLC
                                                                         .   Diamond Hill Capital
                                                                             Management, Inc.
                                                                         .   Knightbridge Asset Management,
                                                                             LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY   Seeks to achieve long-term growth of           .   AllianceBernstein L.P.
                          capital.                                       .   Allianz Global Investors U.S.
                                                                             LLC
                                                                         .   AXA Equitable Funds Management
                                                                             Group, LLC
                                                                         .   Wellington Management Company,
                                                                             LLP
-------------------------------------------------------------------------------------------------------------------------



(+) The ATP Portfolio is part of the asset transfer program and is not part of Option A or Option B. You may not directly allocate a contribution to or request a transfer of account value into this investment option.
(++)The Portfolio operates as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

                        CONTRACT FEATURES AND BENEFITS

(*) This information reflects the variable investment option's name. The chart below reflects the variable investment option's former name which may continue to be used in certain documents for a period of time after the date of this prospectus. The number in the "FN" column corresponds with the number contained in the table above.



----------------------------------------------------------------
 FN   VARIABLE INVESTMENT OPTION NAME
----------------------------------------------------------------
(1)   AXA 400 Managed Volatility
----------------------------------------------------------------
(2)   AXA 500 Managed Volatility
----------------------------------------------------------------
(3)   AXA 2000 Managed Volatility
----------------------------------------------------------------
(4)   AXA/AB Dynamic Moderate Growth
----------------------------------------------------------------
(5)   AXA/AB Small Cap Growth
----------------------------------------------------------------
(6)   AXA Balanced Strategy
----------------------------------------------------------------
(7)   AXA/ClearBridge Large Cap Growth
----------------------------------------------------------------
(8)   AXA Conservative Growth Strategy
----------------------------------------------------------------
(9)   AXA Conservative Strategy
----------------------------------------------------------------
(10)  AXA/Franklin Balanced Managed Volatility
----------------------------------------------------------------
(11)  AXA/Franklin Small Cap Value Managed Volatility
----------------------------------------------------------------
(12)  AXA/Franklin Templeton Allocation Managed Volatility
----------------------------------------------------------------
(13)  AXA Global Equity Managed Volatility
----------------------------------------------------------------
(14)  AXA Growth Strategy
----------------------------------------------------------------
(15)  AXA International Core Managed Volatility
----------------------------------------------------------------
(16)  AXA International Managed Volatility
----------------------------------------------------------------
(17)  AXA/Janus Enterprise
----------------------------------------------------------------
(18)  AXA Large Cap Core Managed Volatility
----------------------------------------------------------------
(19)  AXA Large Cap Growth Managed Volatility
----------------------------------------------------------------
(20)  AXA Large Cap Value Managed Volatility
----------------------------------------------------------------
(21)  AXA/Loomis Sayles Growth
----------------------------------------------------------------
(22)  AXA Mid Cap Value Managed Volatility
----------------------------------------------------------------
(23)  AXA Moderate Growth Strategy
----------------------------------------------------------------
(24)  AXA/Templeton Global Equity Managed Volatility
----------------------------------------------------------------
(25)  AXA Ultra Conservative Strategy
----------------------------------------------------------------




YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

Based on the interest rates in effect at the time, we will apply the highest of the three interest rates described above to amounts allocated to the guaranteed interest option. Although the interest rate may vary over the course of your investment in the guaranteed interest option, the interest rate will never be lower than the lifetime minimum rate. For information regarding the interest rate currently in effect for the guaranteed interest option, call us or visit us online. See "How to reach us" earlier in this Prospectus.


The lifetime minimum rate is 1.00%. The data page for your contract shows the lifetime minimum rate. The minimum yearly rate, which is set each calendar year, will never be less than the lifetime minimum rate. The minimum yearly rate for 2019 is 1.00%. Current interest rates, which may be set monthly, will never be less than the yearly guaranteed interest rate.


We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable) and any optional benefit charges. See Appendix IX later in this Prospectus for state variations.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

If the asset transfer program ("ATP") is in effect, ATP transfers are not taken out of or allocated to the guaranteed interest option. Please see "Asset transfer program ("ATP")" later in this section.

The account for special dollar cost averaging is part of our general account. See "Special dollar cost averaging program" below for more information.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation alternatives and procedures depend on whether you select Option A -- Asset Allocation or Option B -- Custom Selection, which we describe below. You must select either Option A -- Asset Allocation or Option B -- Custom Selection with your initial contribution. If you elect GMIB I -- Asset Allocation, your contract is restricted to Option A. If you elect GMIB II -- Custom Selection or if you don't elect a GMIB, you can choose either Option A or Option B.

Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions, those allocation instructions must comply with the Option rules that are in effect at the time that you submit the new allocation instructions.

OPTION A -- ASSET ALLOCATION


Under Option A, the Asset Allocation option, all of your account value must be allocated to one or more of the following options: (1) the EQ Strategic Allocation Portfolios; (2) the EQ/AB Dynamic Moderate Growth Portfolio; (3) the guaranteed interest option; (4) the EQ/Money Market Portfolio; and (5) a Special DCA program.

The EQ Strategic Allocation Portfolios are:
  EQ/Balanced Strategy
  EQ/Conservative Growth Strategy
  EQ/Conservative Strategy
  EQ/Growth Strategy
  EQ/Moderate Growth Strategy


Allocations must be in whole percentages, and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%.

Special DCA programs are available in connection with Option A, and they are discussed in "Dollar cost averaging" below.

You can rebalance your account value under Option A by submitting a request to rebalance your account value as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only) and must comply with the limits regarding transfers into and out of the guaranteed interest option. You can rebalance only to the investment options available under Option A.


When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. Amounts in the ATP Portfolio are excluded from rebalancing, however, a one-time rebalancing request may trigger an off cycle ATP transfer if any amounts are moved out of the guaranteed interest option as a result of the rebalance. Please see "Asset transfer program ("ATP")" later in this section.


OPTION B -- CUSTOM SELECTION

Under Option B, the Custom Selection option, all of your account value must be allocated to: (1) the variable investment options according to the category and investment option limits described below; or (2) a Special DCA program. The guaranteed interest option is not available under Option B.

                        CONTRACT FEATURES AND BENEFITS

If you do not elect a Special DCA program, all of your account value must be allocated among the investment options in the following four categories:

Category 1 -- Fixed Income
  EQ/Core Bond Index
  EQ/Intermediate Government Bond
  EQ/Money Market
  EQ/Quality Bond PLUS
  Multimanager Core Bond

Category 2 -- Asset Allocation/Indexed

  EQ/Balanced Strategy/(*)/
  EQ/Conservative Growth Strategy/(*)/
  EQ/Conservative Strategy/(*)/
  EQ/Growth Strategy/(*)/
  EQ/Moderate Growth Strategy/(*)/
  EQ/400 Managed Volatility/(*)/
  EQ/500 Managed Volatility/(*)/
  EQ/2000 Managed Volatility/(*)/
  EQ/International Managed Volatility/(*)/
  EQ/AB Dynamic Moderate Growth/(*)/


Category 3 -- Core Diversified

  Charter/SM/ Multi-Sector Bond
  Charter/SM/ Small Cap Growth
  Charter/SM/ Small Cap Value
  EQ/ClearBridge Select Equity Managed Volatility
  EQ/Franklin Balanced Managed Volatility/(*)/
  EQ/Franklin Small Cap Value Managed Volatility/(*)/
  EQ/Franklin Templeton Allocation Managed Volatility/(*)/
  EQ/Global Bond PLUS
  EQ/Global Equity Managed Volatility/(*)/
  EQ/International Core Managed Volatility/(*)/
  EQ/Large Cap Core Managed Volatility/(*)/
  EQ/Large Cap Growth Managed Volatility/(*)/
  EQ/Large Cap Value Managed Volatility/(*)/
  EQ/Mid Cap Value Managed Volatility/(*)/
  EQ/Templeton Global Equity Managed Volatility/(*)/

  Multimanager Aggressive Equity
  Multimanager Mid Cap Growth
  Multimanager Mid Cap Value

Category 4 -- Manager Select
  1290 VT Equity Income
  1290 VT Socially Responsible

  EQ/AB Small Cap Growth/(*)/
  EQ/Capital Guardian Research
  EQ/ClearBridge Large Cap Growth/(*)/
  EQ/Invesco Comstock
  EQ/Janus Enterprise/(*)/
  EQ/JPMorgan Value Opportunities
  EQ/Loomis Sayles Growth/(*)/

  EQ/MFS International Growth
  EQ/Oppenheimer Global
  EQ/PIMCO Ultra Short Bond
  EQ/T. Rowe Price Growth Stock
  EQ/UBS Growth and Income
  Multimanager Technology


(*)This is the variable investment option's new name. Please see "Portfolios of the Trusts" earlier in this prospectus for the variable investment option's former name which may continue to be used in certain documents for a period of time after the date of this prospectus.


Your contributions in the four categories must also generally be allocated according to the following category and investment option limits.

CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits of Option B -- Custom Selection.

----------------------------------------------------------------------------------------------
                                                                   2
                                                      1          ASSET          3         4
                                                    FIXED     ALLOCATION/     CORE     MANAGER
                    CATEGORY                        INCOME      INDEXED    DIVERSIFIED SELECT
----------------------------------------------------------------------------------------------
Maximum for category                                100%          70%          50%       25%
----------------------------------------------------------------------------------------------
Minimum for category                                30%/(1)/      20%/(1)/     0%        0%
----------------------------------------------------------------------------------------------
Maximum for each option                             100%/(2)/     70%/(3)/     25%       15%
----------------------------------------------------------------------------------------------

(1)You are required to invest a minimum of 30% of your account value in Category 1 at all times. In addition, a minimum of 20% of your account value is also required to be invested in Category 2 if any percentage of your account value is allocated to Category 3 and/or Category 4.
(2)The maximum option limit for the EQ/Money Market is 30%.

(3)EQ/2000 Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility and EQ/International Managed Volatility have a 40% per option maximum limit.



There are no minimum allocations for any one investment option. Allocations must be in whole percentages. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. See Appendix IX later in this Prospectus for state variations.


QUARTERLY REBALANCING (OPTION B -- CUSTOM SELECTION ONLY). Under Option B, your account value will be rebalanced automatically each quarter of your contract year. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the rebalancing will occur on the next business day. The rebalance for the last quarter of the contract year will occur on the contract anniversary date. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract anniversary date. When we rebalance your account value, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. For contracts with GMIB, the "Greater of" GMDB or the GWBL, any amounts in the ATP Portfolio will be excluded from rebalancing. Please see "Asset transfer program ("ATP")" later in this section. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.


TRANSFERS. Generally, you may transfer your account value among the variable investment options. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. Under Option A, a transfer into the guaranteed interest option (other than a transfer pursuant to a Special DCA program) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

                        CONTRACT FEATURES AND BENEFITS

You may make transfers among the investment options available under Option B, provided that the transfer meets the category and investment option limits in place at the time of the transfer. In the remainder of this section, we explain our current Option B transfer rules, which we may change in the future. You may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. An investment option transfer under Option B does not automatically change your allocation instructions for the rebalancing of your account on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. If you wish to change your allocation instructions for the quarterly rebalancing of your account, these instructions must meet the category and investment option limits in place at the time of the transfer and must be made in writing on a form we provide and sent to the processing office. Please note, however, that an allocation change for future contributions will automatically change the rebalancing instructions on file for your account. For more information about transferring your account value, please see "Transferring your money among investment options" later in this Prospectus.


For contracts with GMIB (or for contracts that have converted to the GWBL), you cannot contribute or initiate a transfer into the ATP Portfolio. On a limited basis, you can initiate a complete transfer out of the ATP Portfolio up to your contract date anniversary following age 85, subject to certain restrictions. We refer to this as the ATP exit option. Please see "Asset transfer program ("ATP")" later in this section. Transfers into or out of the ATP Portfolio do not require new allocation instructions.


ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment limits in place at the time that the instructions are received.

POSSIBLE CHANGES TO THE CATEGORY AND INVESTMENT OPTION LIMITS. We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category, as well as combine the investment options within the same or in different categories
(collectively, "category and investment option limits").

If we change our category and investment option limits, please note the following:

..   Any amounts you have allocated among the variable investment options will
    NOT be automatically reallocated to conform with the new category and investment option limits.

..   If your allocation instructions on file prior to a change to our category and investment option limits do NOT COMPLY with our new category and investment option limits:

   -- you will NOT be automatically required to change your allocation instructions;

   -- if you make a subsequent contribution, you will NOT be required to change your allocation instructions;

   -- if you initiate a transfer, you WILL be required to change your instructions.

..   Any change to your allocation instructions must comply with our new category and investment option limits. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers and rebalancing.

SWITCHING BETWEEN OPTIONS

If you elect the GMIB I -- Asset Allocation, your contract will be restricted to Option A (even if you drop the Guaranteed minimum income benefit I -- Asset Allocation). If you elect the GMIB I -- Asset Allocation and convert to the GWBL, your contract will continue to be restricted to Option A at the time of the conversion.

If you do not have the GMIB I -- Asset Allocation, you may select either Option A or Option B. In addition, you may switch between Option A and Option B. There are currently no limits on the number of switches between options, but the Company reserves the right to impose a limit. If you move from one option to another, you are subject to the rules applicable to the new option that are in place at the time of the switch.

For more information about allocation changes upon an automatic conversion to the GWBL, see "Automatic conversion" in "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

YOUR RESPONSIBILITY FOR ALLOCATION DECISIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to select investment allocations and make other decisions under the contract. (Your investment allocations may be subject to the ATP if the GMIB, the "Greater of" GMDB or the GWBL is in effect, as described in "Asset transfer program ("ATP")" later in this Prospectus.) If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

                        CONTRACT FEATURES AND BENEFITS

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Under Option A or Option B, you may participate in a Special DCA program. Under Option A, but not Option B, you may participate in one of two Investment simplifier programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Under Option A, your dollar cost averaging transfer allocations to the guaranteed interest option cannot exceed 25% of your dollar cost averaging transfer allocations. Under Option B, dollar cost averaging transfer allocations must also meet Custom Selection guidelines. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

We offer the following dollar cost averaging programs:


..   Special dollar cost averaging;

..   Special money market dollar cost averaging; and


..   Investment simplifier.

OUR SPECIAL DCA PROGRAMS. We currently offer the "Special dollar cost averaging program" with Series B and Series L contracts and the "Special money market dollar cost averaging program" with Series CP(R) contracts. Collectively, we refer to the special dollar cost averaging program and the special money market dollar cost averaging program as the "Special DCA programs".

SPECIAL DOLLAR COST AVERAGING PROGRAM

You may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We pay interest at guaranteed rates in this account for specified time periods. We credit daily interest, which will never be less than 1% or the guaranteed lifetime minimum rate for the guaranteed interest option, whichever is greater, to amounts allocated to this account. The guaranteed lifetime minimum rate is 1.00%. There is no maximum rate. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. That interest rate will apply to that contribution as long as it remains in this account. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We will transfer amounts from the account for special dollar cost averaging into the investment options over an available time period that you select. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after your contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has ended, you may select an additional time period if you are still eligible to make contributions under your contract. At that time, you may also select a different allocation for transfers to the investment options, or, if you wish, we will continue to use the selection that you have previously made.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM

You may dollar cost average from the account for special money market dollar cost averaging option, which is part of the EQ/Money Market investment option.

UNDER BOTH SPECIAL DCA PROGRAMS, THE FOLLOWING APPLIES:

..   Initial contributions to a program must be at least $2,000; subsequent contributions to an existing program must be at least $250.

..   Subsequent contributions to an existing program do not extend the time period of the program.

..   Contributions into a program must be new contributions; you may not make transfers from amounts allocated to other investment options to initiate a program.

..   We offer time periods of 3, 6 or 12 months. We may also offer other time periods; you may only have one time period in effect at any time and once you select a time period, you may not change it.

..   Currently, your account value will be transferred from the program into the investment options on a monthly basis. We may offer these programs in the future with transfers on a different basis. Your financial professional can provide information in the time periods and interest rates currently available in your state, or you may contact our processing office.

..   Contributions to a program may be designated for the variable investment options and/or the guaranteed interest option, subject to the following:

   -- If you want to take advantage of one of our programs, 100% of your contribution must be allocated to that program. In other words, your contribution cannot be split between your Special DCA program and any other investment options available under the contract.

   -- You may designate up to 25% of your program to the guaranteed interest option, even if such a transfer would result in more than 25% of your account value being allocated to the guaranteed interest option. See "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

..   Your instructions for the program must match your allocation instructions on file on the day the program is established. If you change your allocation instructions on file, the instructions for your program will change to match your new allocation instructions.

..   We will transfer all amounts by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. The only transfers that will be made are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from your program, we will transfer all of the value that you have remaining in the account to the investment options according to the allocation percentages for the program that we have on file for you.

..   Except for withdrawals made under our Automatic RMD withdrawal service or our other automated withdrawal programs (systematic withdrawals and substantially equal withdrawals), or for the assessment of contract charges, any unscheduled partial withdrawal from your program will terminate your Special DCA program. Any amounts remaining in the account after the program terminates will be transferred to the destination investment options according to your program allocation instructions. Any withdrawal from a program will reduce your guaranteed benefit bases. See "How withdrawals affect your guaranteed benefits" later in this section.

..   For contracts with GMIB, ATP transfers are not taken out of amounts allocated to a Special DCA program. Please see "Asset transfer program ("ATP")" later in this section.

..   If the GMIB converts to the GWBL, the Special DCA programs are not available.

..   You may cancel your participation in the program at any time by notifying us in writing. If you terminate your program, we will allocate any remaining amounts in your program pursuant to your program allocations instructions on file.

INVESTMENT SIMPLIFIER

Under Option A, we offer two Investment simplifier options which are dollar cost averaging programs. You may not participate in an Investment simplifier option when you are participating in a Special DCA program. The Investment simplifier options are not available under Option B.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the investment options available under Option A. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. This option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified if such a transfer ends the program. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the investment options available under Option A. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

INTERACTION OF DOLLAR COST AVERAGING PROGRAMS WITH OTHER CONTRACT FEATURES AND BENEFITS

You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If your GMIB converts to the GWBL, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. See Appendix IX later in this Prospectus for more information on state availability.

CREDITS (FOR SERIES CP(R) CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not consider credits to be contributions for purposes of any discussion in this Prospectus. WE DO NOT INCLUDE CREDITS IN CALCULATING ANY OF YOUR BENEFIT BASES UNDER THE CONTRACT, EXCEPT TO THE EXTENT THAT ANY CREDITS ARE PART OF YOUR ACCOUNT VALUE, WHICH IS USED TO CALCULATE A RESET OF THE HIGHEST ANNIVERSARY VALUE BENEFIT BASE OR THE ROLL-UP

                        CONTRACT FEATURES AND BENEFITS

BENEFIT BASE. Credits are included in the assessment of any charge that is based on your account value. Credits are also not considered to be part of your investment in the contract for tax purposes.

The amount of the credit will be 3% of your initial contribution and each subsequent contribution made in the first contract year. For QP contracts only, the credit percentage will also be credited for contributions in the second and later contract years. Please note that we may discontinue acceptance of contributions, including within the first contract year. Please also note that the credit percentage may be different for certain contract owners. THE CREDIT WILL APPLY TO SUBSEQUENT CONTRIBUTIONS ONLY TO THE EXTENT THAT THE SUM OF THAT CONTRIBUTION AND PRIOR CONTRIBUTIONS TO WHICH NO CREDIT WAS APPLIED EXCEEDS THE TOTAL WITHDRAWALS MADE FROM THE CONTRACT SINCE THE ISSUE DATE. THE CREDIT WILL NOT BE APPLIED IN CONNECTION WITH A PARTIAL CONVERSION OF A TRADITIONAL IRA CONTRACT TO A ROTH IRA CONTRACT.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $3,000 (3% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $180 [3% x (10,000 + 3,000 -7,000)].

We will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus). Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. (If the younger joint owner dies, we will not recover the amount of such credit. The contract would continue based on the older joint owner.)

For example:

You make an initial contribution of $100,000 to your contract and your account value is credited with $3,000 (3% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your account value by $3,000.


We will recover any credit on a pro rata basis from the value in your variable investment options (including any amounts in the ATP Portfolio) and guaranteed interest option. If there is insufficient value or no value in the variable investment options (including any amounts in the ATP Portfolio) and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging. We do not include credits in the calculation of any withdrawal charge.


We use a portion of the operations charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Series CP(R) contract for longer than 10 years, you may be better off in a contract without a credit, and with a lower operations charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

Any amount transferred from another AXA Equitable contract in which a credit was previously applied, is not eligible for an additional credit on the amount transferred to your Series CP(R) contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "guaranteed benefit bases") are used to calculate the Guaranteed minimum income benefit ("GMIB") and the Guaranteed minimum death benefits, as described in this section. The benefit base for a GMIB and Guaranteed minimum death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit ("GMIB")" and "Guaranteed minimum death benefit" below.

We refer to the following collectively, as the "Guaranteed minimum income benefit ("GMIB")": (i) GMIB I -- Asset Allocation and (ii) GMIB II -- Custom Selection.

We refer to the following, collectively, as "Guaranteed minimum death benefits:" (i) Return of Principal death benefit; (ii) the Highest Anniversary Value death benefit; and (iii) the "Greater of" GMDB, which includes both the "Greater of" GMDB I and the "Greater of" GMDB II.

As discussed immediately below, when calculating your guaranteed benefits, one or more of the following may apply: (1) the Return of Principal death benefit is based on the Return of Principal death benefit base; (2) the Highest Anniversary Value death benefit is based on the Highest Anniversary Value benefit base; (3) the "Greater of" GMDB is based on the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base; (4) the GMIB is based on the Roll-up benefit base.

                        CONTRACT FEATURES AND BENEFITS

For Series CP(R) contracts only, any credit amounts attributable to your contributions are not included in your guaranteed benefit bases.

For a description of how the ATP exit option will impact your guaranteed benefit bases, see "ATP exit option" below.

See "How withdrawals affect your guaranteed benefits" later in this section for a discussion of how withdrawals impact your guaranteed benefit bases. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please see Appendix IV for an example of how your guaranteed benefit bases are calculated.

RETURN OF PRINCIPAL DEATH BENEFIT BASE

Your Return of Principal death benefit base is equal to:

..   your initial contribution and any subsequent contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your guaranteed benefits" later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

HIGHEST ANNIVERSARY VALUE BENEFIT BASE
(USED FOR THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, "GREATER OF" GMDB I AND "GREATER OF" GMDB II)

The calculation of your Highest Anniversary Value benefit base will depend on whether you have taken a withdrawal from your contract.

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution and any subsequent contributions to your contract,

                                     -OR-

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any subsequent contributions made since the most recent "reset" of the Highest Anniversary Value benefit base that established your account value as your new Highest Anniversary Value benefit base).

If you have taken a withdrawal from your contract, your Highest Anniversary Value benefit base will be reduced from the amount described above.

At any time after a withdrawal, your Highest Anniversary Value benefit base is equal to the greater of either:

..   your Highest Anniversary Value benefit base immediately following the most recent withdrawal (plus any subsequent contributions made after any such withdrawal),

                                     -OR-

..   your highest account value on any contract date anniversary after the withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any subsequent contributions made since the most recent "reset" of the Highest Anniversary Value benefit base that established your account value as your new Highest Anniversary Value benefit base)

Your Highest Anniversary benefit base is no longer eligible to increase after the contract date anniversary following your 85th birthday. However, the associated guaranteed death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

ROLL-UP BENEFIT BASE
(USED FOR THE GMIB I -- ASSET ALLOCATION, "GREATER OF" GMDB I, GMIB II -- CUSTOM SELECTION AND "GREATER OF" GMDB II)

Your Roll-up benefit base is equal to:

..   your initial contribution and any subsequent contributions to your contract; less

..   a deduction that reflects any "Excess withdrawal" amounts (plus any applicable withdrawal charges); less

..   a deduction that reflects (a) the dollar amount of any RMD taken through our RMD program in the first contract year and (b) the dollar amount of any RMD in excess of the Annual withdrawal amount taken through our RMD program in subsequent contract years; plus

..   "Deferral Roll-up amount" OR any "Annual Roll-up amount" minus a deduction that reflects any withdrawals up to the "Annual withdrawal amount." Any withdrawals during the first contract year will reduce your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. (Withdrawal charges do not apply to amounts withdrawn up to the Annual withdrawal amount.)

The "Annual Roll-up amount" and the "Deferral Roll-up amount" are described under "Guaranteed minimum income benefit ("GMIB")" later in this section.

The Roll-up benefit base is used to calculate (i) the Annual withdrawal amount (as described later in this section), (ii) the benefit bases for the GMIB and "Greater of" GMDB, and (iii) the charges for these guaranteed benefits.

The Roll-up benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. However, even after the Roll-Up benefit base stops rolling up, the associated "Guaranteed minimum" death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount. For the GMIB, the Roll-up benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised prior to the contract date anniversary following age 85. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

For contracts with non-natural owners, the Roll-up benefit bases will be based on the annuitant's (or older joint annuitant's) age.

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------
EITHER THE DEFERRAL ROLL-UP AMOUNT OR THE ANNUAL ROLL-UP AMOUNT IS CREDITED TO THE ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY. THESE AMOUNTS ARE CALCULATED BY TAKING INTO ACCOUNT YOUR ROLL-UP BENEFIT BASE FROM THE PRECEDING CONTRACT DATE ANNIVERSARY, THE APPLICABLE ROLL-UP RATE UNDER YOUR CONTRACT, SUBSEQUENT CONTRIBUTIONS TO YOUR CONTRACT DURING THE CONTRACT YEAR AND FOR THE ANNUAL ROLL-UP AMOUNT, ANY WITHDRAWALS UP TO THE ANNUAL WITHDRAWAL AMOUNT
DURING THE CONTRACT YEAR. THE CALCULATION OF BOTH THE DEFERRAL ROLL-UP AMOUNT AND THE ANNUAL ROLL-UP AMOUNT ARE DISCUSSED LATER IN THIS SECTION.
--------------------------------------------------------------------------------

"GREATER OF" GMDB I AND "GREATER OF" GMDB II BENEFIT BASES

Your "Greater of" death benefit base is equal to the greater of:

..   The Roll-up benefit base; and

..   The Highest Anniversary Value benefit base.

Both of these are described immediately above.

Please see Appendix IV later in this Prospectus for an example of how the benefit base for the "Greater of" GMDB is calculated.

Your guaranteed benefit base(s) is not an account value. As such, the benefit base(s) will not be split or divided in any proportion in connection with an event, such as a divorce or Roth IRA conversion.

ROLL-UP BENEFIT BASE RESET

As described in this section, you will be eligible to reset your Roll-up benefit base on certain contract date anniversaries. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-up benefit base. The Roll-up continues to the contract date anniversary following age 85 on any reset benefit base. We reserve the right to change or discontinue our reset programs at any time.

If you elect GMIB with or without the "Greater of" GMDB, you are eligible to reset the Roll-up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 85th birthday. After the contract date anniversary following your 85th birthday, the "Greater of" Guaranteed minimum death benefit and its associated charge will remain in effect but the associated Roll-up benefit base will no longer be eligible for resets.

If you elect both a "Greater of" GMDB and a GMIB, the Roll-up benefit bases for both guaranteed benefits are reset simultaneously when you request a Roll-up benefit base reset. You cannot elect a Roll-up benefit base reset for one benefit and not the other.

If you are not enrolled in one of our programs, we will notify you, generally in your annual account statement that we issue each year following your contract date anniversary, if the Roll-up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.

AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.

AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
--------------------------------------------------------------------------------

If your request to reset your Roll-up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 85 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary until the contract date anniversary following the spouse's age 85 as described above.

IT IS IMPORTANT TO NOTE THAT ONCE YOU HAVE RESET YOUR ROLL-UP BENEFIT BASE, A NEW WAITING PERIOD TO EXERCISE THE GMIB WILL APPLY FROM THE DATE OF THE RESET. YOUR NEW EXERCISE DATE WILL BE THE TENTH CONTRACT DATE ANNIVERSARY FOLLOWING THE RESET OR, IF LATER, THE EARLIEST DATE YOU WOULD HAVE BEEN PERMITTED TO EXERCISE WITHOUT REGARD TO THE RESET, BUT IN NO EVENT WILL IT BE LATER THAN THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85. See "Exercise rules" under "Guaranteed minimum income benefit ("GMIB")" and "How withdrawals affect your guaranteed benefits" below for more information. Please note that in most cases, resetting your Roll-up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-up benefit base, please consider the effect of the plan's requirement to make lifetime required minimum distributions with respect to the contract. If you convert from a QP contract to an IRA, the waiting period for the reset under the IRA contract will take into account the time before conversion when the contract was a QP contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle that you maintain. See "How withdrawals affect

                        CONTRACT FEATURES AND BENEFITS
your guaranteed benefits" later in this section and "Lifetime required minimum distribution withdrawals" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix III -- "Purchase considerations for QP Contracts" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the GMIB and annuity payout options. The GMIB is discussed under "Guaranteed minimum income benefit ("GMIB")" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")

This section describes the Guaranteed minimum income benefit ("GMIB").

The GMIB is available to owners ages 20-80 (ages 20-70 for Series CP(R) contracts). For owner ages 66-80 at issue, the "Greater of" GMDB I and the "Greater of" GMDB II are not available. See Appendix IX later in this Prospectus for more information. You may elect one of the following:

..   The Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I --
    Asset Allocation").

..   The Guaranteed minimum income benefit II -- Custom Selection ("GMIB II --
    Custom Selection").

Both options include the ability to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section. Under GMIB I -- Asset Allocation, you are restricted to the investment options available under Option A -- Asset Allocation. Under GMIB II -- Custom Selection, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. You should not elect GMIB II -- Custom Selection and invest your account value in Option A if you plan to never switch to Option B, since GMIB I -- Asset Allocation's optional benefit charge is lower and offers Option A.

If you elect the GMIB I -- Asset Allocation, you may elect the Return of Principal death benefit, Highest Anniversary Value death benefit, or the "Greater of" GMDB I. You may not elect the "Greater of" GMDB II.

If you elect the GMIB II -- Custom Selection, you may elect the Return of Principal death benefit, Highest Anniversary Value death benefit, or the "Greater of" GMDB II. You may not elect the "Greater of" GMDB I.

If the contract is jointly owned, the GMIB will be calculated on the basis of the older owner's age. There is an additional charge for the GMIB which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA. If you are using the contract to fund a charitable remainder trust (for Series B and Series L contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GMIB. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA or QP contract was issued, the GMIB may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the GMIB can be exercised. See "How withdrawals affect your guaranteed benefits" later in this section.

If you elect the GMIB option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus.

The GMIB guarantees you a minimum amount of fixed income under a life annuity fixed payout option. You choose whether you want the option to be paid on a single or joint life basis at the time you exercise your GMIB. An additional payout option may be available for certain contract owners. Please see Appendix IX for more information.

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
--------------------------------------------------------------------------------

When you exercise the GMIB, the annual lifetime income that you will receive will be the greater of (i) your GMIB which is calculated by applying your Roll-up benefit base, less any applicable withdrawal charge remaining (if exercised prior to age 85), to GMIB guaranteed annuity purchase factors, or
(ii) the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the GMIB in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of GMIB" below.

BEFORE YOU ELECT THE GMIB, YOU SHOULD CONSIDER THE FACT THAT IT PROVIDES A FORM OF INSURANCE AND IS BASED ON CONSERVATIVE ACTUARIAL FACTORS. THEREFORE, EVEN IF YOUR ACCOUNT VALUE IS LESS THAN YOUR BENEFIT BASE, YOU MAY GENERATE MORE INCOME BY APPLYING YOUR ACCOUNT VALUE TO CURRENT ANNUITY PURCHASE FACTORS. We will make this comparison for you upon request.

Surrendering your contract will terminate your GMIB. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

ANNUAL ROLL-UP RATE

Beginning with the contract year in which the first withdrawal is taken out of the contract until the contract date anniversary following age 85, the Annual Roll-up rate is:

..   5%, if withdrawals begin after the contract date anniversary when the owner is age 64.

                        CONTRACT FEATURES AND BENEFITS

..   4%, if withdrawals begin on or prior to the contract date anniversary when the owner is age 64.

The Annual Roll-up rate is used to calculate your Annual withdrawal amount. It is also used to calculate amounts credited to your Roll-up benefit base for the contract year in which the first withdrawal is made from your contract and all subsequent contract years. The Roll-up rate used to calculate amounts credited to your Roll-up benefit base in the contract years prior to the first withdrawal from your contract is called the "Deferral Roll-up rate".

The Annual Roll rate operates differently if your spouse continues the contract as successor owner upon your death. Please see "Spousal continuation" in "Payment of death benefit" for more information on how the Annual Roll-up rate is determined for the contract if your spouse continues the contract as successor owner upon your death.

DEFERRAL ROLL-UP RATE

The Deferral Roll-up rate is 5%. The Deferral Roll-up rate is only used to calculate amounts credited to your Roll-up benefit base through the end of the contract year that precedes the contract year in which the first withdrawal is made from your contract.

ANNUAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP BENEFIT BASE ADJUSTMENT

The Annual Roll-up amount is an amount credited to your Roll-up benefit base on each contract date anniversary once you take a withdrawal from your contract. The Annual Roll-up amount adjustment to your Roll-up benefit base is a primary way to increase the value of your Roll-up benefit base. This amount is calculated by taking into account your Roll-up benefit base from the preceding contract date anniversary, the Annual Roll-up rate, contributions to your contract during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. A withdrawal taken in the first contract year is an Excess withdrawal and will reduce (i) your Roll-up benefit base on pro rata basis and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. However, a RMD withdrawal from our RMD program in the first contract year will reduce your Roll-up benefit base on a dollar-for-dollar basis.

Your Annual Roll-up amount at the end of the contract year is calculated, as follows:

..   your Roll-up benefit base on the preceding contract date anniversary, multiplied by:

..   the Annual Roll-up rate; less

..   any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount; plus

..   A pro-rated Roll-up amount for any contribution to your contract during the contract year.

A PRO-RATED ROLL-UP AMOUNT IS BASED ON THE NUMBER OF DAYS IN THE CONTRACT YEAR AFTER THE CONTRIBUTION.

The Roll-up benefit base, used in connection with the GMIB and the "Greater of" GMDB, stops rolling up on the contract date anniversary following the owner's (or older joint owner, if applicable) 85th birthday.

In the event of your death, a pro-rated portion of the Annual Roll-up amount will be added to the Roll-up benefit base, if applicable.

Amounts withdrawn from your contract in excess of your Annual withdrawal amount, and all subsequent withdrawals from your contract in that contract year, will always reduce your Roll-up benefit base on a pro rata basis. For more information, see "How withdrawals affect your guaranteed benefits" later in this section.

DEFERRAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP BENEFIT BASE ADJUSTMENT

The Deferral Roll-up amount is an amount credited to your Roll-up benefit base on each contract date anniversary before you take your first withdrawal from your contract. The amount is calculated by taking into account your Roll-up benefit base from the preceding contract date anniversary, the Deferral Roll-up rate and contributions to your contract during the contract year.

Your Deferral Roll-up amount at the end of the contract year is calculated as follows:

..   your Roll-up benefit base on the preceding contract date anniversary, or initial benefit base in the first contract year, multiplied by:

..   5% (the Deferral Roll-up rate); plus

..   A pro-rated Deferral Roll-up amount for any contribution to your contract during the contract year.

A PRO-RATED DEFERRAL ROLL-UP AMOUNT IS BASED ON THE NUMBER OF DAYS IN THE CONTRACT YEAR AFTER THE CONTRIBUTION.

In the event of your death, a pro-rated portion of the Deferral Roll-up amount will be added to the Roll-up benefit base, if applicable.

ANNUAL WITHDRAWAL AMOUNT

Your Annual withdrawal amount is calculated on the first day of each contract year beginning in the second contract year, and is equal to:


..   the Annual Roll-up rate, multiplied by;


..   the Roll-up benefit base as of the most recent contract date anniversary.

You do not have an Annual withdrawal amount in the first contract year. Any withdrawal from your contract during the first contract year is treated as an Excess withdrawal and will reduce your Roll-up benefit base on a pro rata basis and your Annual Roll-up amount on a dollar-for-dollar basis.

Beginning in the second contract year, you may withdraw up to your Annual withdrawal amount without reducing your Roll-up benefit base. Amounts withdrawn from your contract in excess of your Annual withdrawal amount, and all subsequent withdrawals from your contract in that contract year, will always reduce your Roll-up benefit base on a pro rata basis. Each such withdrawal is referred to as an "Excess withdrawal". For an example of how a pro rata reduction works, see "How withdrawals affect your guaranteed benefits" later in this section. IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT MAY HAVE A HARMFUL EFFECT ON YOUR GUARANTEED BENEFIT BASES. AN EXCESS WITHDRAWAL THAT REDUCES YOUR ACCOUNT VALUE TO ZERO WILL CAUSE YOUR GMIB TO TERMINATE.

Please remember that the Roll-up benefit base is only one component of the benefit base for the "Greater of" GMDB I and "Greater of"

                        CONTRACT FEATURES AND BENEFITS

GMDB II. These benefit bases are equal to the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base. This means if the Highest Anniversary Value benefit base is greater than the Roll-up benefit base at the time of a withdrawal, even if your Roll-up benefit base is not reduced as a result of the withdrawal, your "Greater of" death benefit base will be reduced. Your Annual withdrawal amount is based solely on your Roll-up benefit base; it is not impacted by your Highest Anniversary Value benefit base.

Your Annual withdrawal amount is calculated using the Annual Roll-up rate. Your Annual withdrawal amounts are not cumulative. If you withdraw less than your Annual withdrawal amount in any contract year, you may not add the remainder to your Annual withdrawal amount in any subsequent year.

EFFECT OF AN EXCESS WITHDRAWAL. An Excess withdrawal will always reduce your Roll-up benefit base and your Highest Anniversary Value benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your guaranteed benefit bases on a pro rata basis.

For an example of how your Annual withdrawal amount, Annual Roll-up amount, Deferral Roll-up amount and an Excess withdrawal affect your Roll-up benefit base see Appendix IV later in this Prospectus.

GMIB "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the GMIB will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a life only supplementary contract based on your life.
    Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during your second or later contract year exceed your Annual withdrawal amount;

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

If your no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit, Guaranteed minimum death benefit (if elected) and any other guaranteed benefits.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed your Annual withdrawal amount.

EXERCISE OF GMIB. On each contract date anniversary that you are eligible to exercise the GMIB, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the GMIB.

--------------------------------------------------------------------------------
WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
--------------------------------------------------------------------------------

You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value. Also, upon exercise of the GMIB, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the GMIB, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death.

Please see "Exercise of the GMIB in the event of a GMIB fee increase" under "Charges and expenses" later in this Prospectus for information on exercising your GMIB upon notice of a change to the GMIB fee.

EXERCISE RULES. The latest date you may exercise the GMIB is the 30th day following the contract date anniversary following your 85th birthday. Withdrawal charges, if any, will not apply when the GMIB is exercised at age
85. Other options are available to you on the contract date anniversary following your 85th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the GMIB is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

                        CONTRACT FEATURES AND BENEFITS

To exercise the Guaranteed minimum income benefit:

   -- We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

   -- Your account value must be greater than zero on the exercise date. See
      "Effect of your account value falling to zero" in "Determining your contract's value" for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.

Please note:

(i)if you were age 76 when the contract was issued or the Roll-up benefit base was reset when you were between the ages of 75 and 80, the only time you may exercise the GMIB is within 30 days following the contract date anniversary following your attainment of age 85;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the GMIB only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the GMIB is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be affected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Roll-up benefit base and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your guaranteed benefits" later in this section;

(iv)IF YOU RESET THE ROLL-UP BENEFIT BASE (AS DESCRIBED EARLIER IN THIS SECTION), YOUR NEW EXERCISE DATE WILL BE THE TENTH CONTRACT DATE ANNIVERSARY FOLLOWING THE RESET OR, IF LATER, THE EARLIEST DATE YOU WOULD HAVE BEEN PERMITTED TO EXERCISE WITHOUT REGARD TO THE RESET, BUT IN NO EVENT WILL IT BE LATER THAN THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85. PLEASE NOTE THAT IN MOST CASES, RESETTING YOUR ROLL-UP BENEFIT BASE WILL LENGTHEN THE WAITING PERIOD;

(v)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the GMIB if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the GMIB, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date will continue to apply for purposes of the exercise rules;


(vi)if the contract is jointly owned and not an IRA contract, you can elect to have the GMIB paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable);


(vii)if the contract is an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, but only if the joint annuitant is your spouse or (b) as a single life benefit paid on the basis of the older annuitant's age; and

(viii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the GMIB is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ''Effect of your account value falling to zero'' in ''Determining your contract's value" and the section entitled ''Charges and expenses'' later in this Prospectus.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may have elected, please see ''How withdrawals affect your guaranteed benefits'' later in this section.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ASSET TRANSFER PROGRAM ("ATP")


If the GMIB, the "Greater of" GMDB or the GWBL is in effect, you are required to participate in the asset transfer program ("ATP"). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the ATP Portfolio and the variable investment options. The formulas applicable to you may not be altered once you elect the benefit. In essence, we seek to preserve account value by transferring some or all of your account value to a more stable option (i.e., the ATP Portfolio). The formulas also contemplate the transfer of some or all of the account value from the ATP Portfolio to the variable investment options according to your allocation instructions on file.

                        CONTRACT FEATURES AND BENEFITS

The formulas are described below and are also described in greater detail in Appendix VIII later in this Prospectus.


The ATP Portfolio will only be used to hold amounts transferred out of your variable investment options in accordance with the formulas described below. The ATP Portfolio is not part of Option A or Option B, and you may not directly allocate a contribution to the ATP Portfolio or request a transfer of account value into the ATP Portfolio. The ATP applies regardless of whether you elect Option A or Option B. On a limited basis, you may request a transfer out of the ATP Portfolio, subject to the rules discussed below. For a summary description of the ATP Portfolio, please see "Portfolios of the Trusts" in "Contract features and benefits" earlier in this Prospectus.

Transfers into or out of the ATP Portfolio, if required, are processed on each valuation day. The valuation day occurs on each contract monthiversary. The contract monthiversary is the same date of the month as the contract date. If the contract monthiversary is not a business day in any month, the valuation day will be the preceding business day. For contracts with issue dates after the 28th day of the month, the valuation day will be on the first business day of the following month. In the twelfth month of the contract year, the valuation day will be on the contract date anniversary. If the contract date anniversary occurs on a day other than a business day, the valuation day will be the business day immediately preceding the contract date anniversary.

In general, the formulas work as follows. On each valuation day, two formulas -- the ATP formula and the transfer amount formula -- are used to automatically perform an analysis with respect to your GMIB. For purposes of these calculations, amounts in the guaranteed interest option and any Special DCA program are excluded from amounts that are transferred into the ATP Portfolio.

The first formula, called the ATP formula, begins by calculating a contract ratio, which is determined by dividing the account value by the Roll-up benefit base, and subtracting the resulting number from one. The contract ratio is then compared to predetermined "transfer points" to determine what portion of account value needs to be held in the ATP Portfolio.

If the contract ratio is equal to or less than the minimum transfer point, all of the account value in the ATP Portfolio, if any, will be transferred to the variable investment options according to your allocation instructions on file. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the ATP Portfolio depending on the account value already in the ATP Portfolio, the guaranteed interest option and a Special DCA program. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of your account value in the variable investment options, will be transferred into the ATP Portfolio.

ATP transfers into the ATP Portfolio will be transferred out of your variable investment options on a pro rata basis. ATP transfers out of the ATP Portfolio will be allocated among the variable investment options in accordance with your allocation instructions on file. Any amounts that would have been allocated to the guaranteed interest option, based on your allocation instructions on file, will be allocated among the variable investment options. No amounts will be transferred into or out of the guaranteed interest option or a Special DCA program as a result of any ATP transfer.


If you make a contribution after the contract date, that contribution will be allocated according to the instructions that you provide or, if we do not receive any instructions, according to the allocation instructions on file for your contract. If the contribution is processed on a valuation day, it will be subject to an ATP transfer calculation on that day. If the contribution is received between valuation days, the amount contributed will be subject to an ATP transfer calculation on the next valuation day.


A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the ATP Portfolio when the ATP formula indicates that such a transfer is required. For example, the transfer amount formula reallocates account value such that for every 1% by which the contract ratio exceeds the minimum transfer point after the transaction 10% of the account value will be invested in the ATP Portfolio, the guaranteed interest option, and a Special DCA program. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the ATP Portfolio such that 100% of account value will be invested in the ATP Portfolio, the guaranteed interest option, and a Special DCA program. On the first day of your first contract year, the minimum transfer point is 10% and the maximum transfer point is 20%. The minimum and maximum transfer points increase each contract monthiversary. After the 20th contract year, the minimum transfer point is 50% and the maximum transfer point is 60%. See Appendix VIII for a list of transfer points.


On any day that a transfer (excluding a dollar cost averaging transfer) is made out of the guaranteed interest option into a variable investment option, the formulas described above will be run, which may in turn trigger an off cycle ATP transfer. Regardless of when this off cycle valuation occurs, an ATP valuation will again occur on the next valuation day. An off cycle valuation will not occur on a monthiversary. Cancellation of any dollar cost averaging program will not trigger an off cycle ATP transfer. For the purposes of any off cycle calculation, the ATP transfer formula will use the account value as of the previous business day. Off cycle calculations will use the transfer points for the most recent valuation day.


If you take a withdrawal from your contract and there is account value allocated to the ATP Portfolio, the withdrawal will be taken pro rata out of your variable investment options (including the ATP Portfolio) and the guaranteed interest option, if applicable. If there is insufficient value or no value in those investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the Special DCA program.

Subject to any necessary regulatory approvals and advance notice to affected contract owners, we reserve the right to utilize an investment option other than the ATP Portfolio as part of the ATP.

ATP EXIT OPTION. Apart from the operation of the formulas, you may request a transfer of account value in the ATP Portfolio. You may wish to exercise the ATP exit option if you seek greater equity exposure and if it meets your investment goals and risk tolerance. This strategy may result in higher growth of your account value if the market increases which may also increase your benefit bases upon a

                        CONTRACT FEATURES AND BENEFITS
reset. On the other hand, if the market declines, your account value will also decline which will reduce the likelihood that your benefit bases will increase. You should consult with your financial professional to assist you in determining whether exercising the ATP exit option meets your investment goals and risk tolerance.

The ATP exit option is subject to the following limitations:


..   You may not transfer out of the ATP Portfolio during the first contract year.

..   Beginning in the second contract year, you may make a transfer out of the
    ATP Portfolio only once per contract year.


..   You must elect the transfer on a specific transfer form we provide.


..   100% of your account value in the ATP Portfolio must be transferred out.
    You cannot request a partial transfer. The transfer will be allocated to your variable investment options based on the instructions we have on file.

..   There is no minimum account value requirement for the ATP exit option. You may make this election if you have any account value in the ATP Portfolio.

..   We are not able to process an ATP exit option on a valuation day or on a day where we process an off cycle transfer. If your transfer form is received in good order on a valuation day or a day on which we process an off cycle transfer, your ATP exit option will be processed on the next business day. If no account value remains in the ATP Portfolio on that day, there will be no transfer and your election will not count as your one permitted ATP exit option for that contract year.


If we process an ATP exit option, we will recalculate your benefit bases. A transfer may result in a reduction in your benefit bases and therefore a reduction in the value of your benefits.

On the day the ATP exit option is processed, the current value of the Roll-up benefit base is compared to the new benefit base produced by the ATP exit option formula. The Roll-up benefit base is adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula.

If the Roll-up benefit base is adjusted, there are no corresponding adjustments made to the Deferral Roll-up amount, the Annual Roll-up amount and the Annual withdrawal amount in that contract year. Any such amounts are added to your newly adjusted Roll-up benefit base.

The effect of the ATP exit option on the Guaranteed minimum death benefit bases is as follows:

..   "Greater of" GMDB: Both the Roll-up benefit base and the Highest
    Anniversary Value benefit base will be adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula. There is the potential that the Roll-up benefit base will be adjusted without a corresponding adjustment to the Highest Anniversary Value benefit base and vice versa.

..   Highest Anniversary Value death benefit: The benefit base value for the
    Highest Anniversary Value death benefit will be adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula.

..   Return of Principal death benefit: The Return of Principal death benefit base is not adjusted.

For information about the ATP exit option, please see Appendix VIII later in this Prospectus.

ATP CONTINUATION RULES. Under the following circumstances the ATP will continue as described above, except that the ATP exit option will no longer be available. See Appendix VIII later in this Prospectus for more information.

..   If the GMIB converts to the GWBL on the contract date anniversary following age 85, the ATP will use the GWBL benefit base for all applicable calculations.

..   If the "Greater of" GMDB is elected with the GMIB and the GMIB is dropped without converting to GWBL on the contract date anniversary following age 85, the ATP will use the GMDB benefit base for all applicable calculations.

..   If you convert to the GWBL while the "Greater of" GMDB is in effect and later drop the GWBL, the ATP will use the GMDB benefit base for all applicable calculations.

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the GMIB from your contract after issue and prior to conversion to the GWBL, subject to the following restrictions:

..   You may not drop the GMIB if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

..   The GMIB will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the GMIB on a date other than a contract date anniversary, we will deduct a pro rata portion of the GMIB charge for the contract year on that date.

..   If you elect the "Greater of" GMDB I or "Greater of" GMDB II and the
    corresponding GMIB, and subsequently drop the GMIB prior to the contract date anniversary following age 85, we will no longer deduct the GMIB charge. We will also automatically terminate the Guaranteed minimum death benefit and its charge and apply the Return of Principal death benefit.

..   If you elect the Highest Anniversary Value death benefit with the GMIB and subsequently drop the GMIB prior to the contract date anniversary following age 85, we will no longer deduct the GMIB charge. Your contract will continue with the Highest Anniversary Value death benefit at the applicable charge. Withdrawals will now reduce your Highest Anniversary Value benefit base on a pro rata basis. See "How withdrawals affect your guaranteed benefits" later in this section.


..   If you drop the GMIB from your contract prior to the contract date anniversary following age 85, the ATP will no longer be in effect. Any account value in the ATP Portfolio will be allocated to your variable investment options.


If a benefit has been dropped, you will receive a letter confirming that the benefit has been dropped. If you drop the GMIB you will not be permitted to add the GMIB to your contract again. See "Guaranteed minimum death benefit" below for more information regarding how

                        CONTRACT FEATURES AND BENEFITS
dropping the GMIB will affect the Guaranteed minimum death benefit. See "How withdrawals affect your guaranteed benefits" below in this section for more information on how withdrawals are treated after the GMIB is dropped.

DROPPING YOUR GUARANTEED BENEFITS IN THE EVENT OF A FEE CHANGE. In the event that we exercise our contractual right to change the fees for the guaranteed benefits, you may be given a one-time opportunity to drop your guaranteed benefits, subject to our rules. You may drop your guaranteed benefits only within 30 days of the fee change notification. The requirement that all withdrawal charges have expired will be waived. Please see "Fee changes for the guaranteed benefits" under "Charges and expenses" later in this Prospectus for information on dropping your GMIB upon notice of a change to the GMIB fee.

GUARANTEED MINIMUM DEATH BENEFIT

You may choose from three death benefit options:

..   Return of Principal death benefit;

..   Highest Anniversary Value death benefit;

..   "Greater of" death benefits:

   -- The "Greater of" GMDB I (available only if elected with the GMIB I --
      Asset Allocation); or

   -- The "Greater of" GMDB II (available only if elected with the GMIB II --
      Custom Selection).

The Return of Principal death benefit, if elected without a GMIB, is available at issue to all owners. If elected with a GMIB, the Return of Principal death benefit is issued to owners age 20-80 (age 20-70 for Series CP(R)). The Highest Anniversary Value death benefit, if elected without a GMIB, is issued to owners age 0-80 (age 0-70 for Series CP(R)). If elected with a GMIB, the Highest Anniversary Value death benefit is issued to owners age 20-80 (age 20-70 for Series CP(R)). The "Greater of" GMDB, which must be elected with a GMIB, is issued to owners age 20-65. Please note that the maximum issue age for the death benefit options may be different for certain contract owners. Please see Appendix IX later in this Prospectus for more information.

Your contract provides a Return of Principal death benefit. If you do not elect one of the "Greater of" death benefits or the Highest Anniversary Value death benefit described below when your contract is issued, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Return of Principal death benefit, whichever provides the higher amount. The Return of Principal death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges, if applicable). The Return of Principal death benefit is available to all owners.

If you elect one of the "Greater of" death benefits or the Highest Anniversary Value death benefit, your death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or the benefit base of your elected "Greater of" GMDB or the Highest Anniversary Value death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. However, dropping the GMIB can cause the corresponding "Greater of" GMDB to also be dropped. Please see below and "Payment of death benefit" later in this Prospectus for more information.

The Highest Anniversary Value death benefit can be elected by itself. Each "Greater of" GMDB is available only with the corresponding GMIB. Therefore, the "Greater of" GMDB I can only be elected if you also elect the GMIB I -- Asset Allocation. The "Greater of" GMDB II can only be elected if you also elect the GMIB II -- Custom Selection. There is an additional charge for the "Greater of" GMDB and the Highest Anniversary Value death benefit. There is no additional charge for the Return of Principal death benefit. See "Charges and expenses" later in this Prospectus.

If you elect to drop the GMIB prior to the contract date anniversary following age 85, the "Greater of" GMDB will be dropped automatically.

If the GMIB is dropped without converting to the GWBL within 30 days after the contract date anniversary following age 85, then the "Greater of" GMDB will be retained, along with the associated charges and withdrawal treatment. If a benefit has been dropped, you will receive a letter confirming that the drop has occurred. See "Dropping the Guaranteed minimum income benefit after issue" earlier in this section for more information.

If the "Greater of" GMDB is dropped, your death benefit value will be what the value of the Return of Principal death benefit would have been if the Return of Principal death benefit were elected at issue. If the "Greater of" GMDB is dropped on a contract anniversary, the charges will be taken, but will not be taken on future contract date anniversaries. If the "Greater of" GMDB is not dropped on a contract anniversary, then the pro rata portion of the fees will be charged.

The Highest Anniversary death benefit and the "Greater of" death benefits have an additional charge. There is no additional charge for the Return of Premium death benefit. Although the amount of your Highest Anniversary or "Greater of" death benefit will no longer increase after age 85, we will continue to deduct the charge for that death benefit as long as it remains in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information.

If you elect one of the death benefit options described above and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any death benefit elected will be replaced automatically with the Return of Principal death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See "Termination of your contract" in "Determining your contract's value" for information about the circumstances under which your contract will terminate.

                        CONTRACT FEATURES AND BENEFITS

Subject to state availability (see Appendix IX later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the death benefits described above.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your death benefit election, you may not change it.

If you purchase a "Greater of" GMDB with a GMIB, you will be eligible to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section.

Please see "How withdrawals affect your guaranteed benefits" later in this section and "Effect of your account value falling to zero" in "Determining your contract's value" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Series B or Series L contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Guaranteed minimum death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate the guaranteed benefit bases.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

Surrendering your contract will terminate your death benefit. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix IX later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ or IRA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your GMIB then converts to the GWBL, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus. This benefit will also terminate if your contract terminates for any reason. See "Termination of your contract" in "Determining your contract's value later in this Prospectus."

The additional death benefit will be 40% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:


..   total net contributions.


For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Series CP(R) contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Series CP(R) contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:


..   total net contributions.


The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 85, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is

                        CONTRACT FEATURES AND BENEFITS
being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x 0.40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix VI.

Although the value of your Earnings enhancement benefit will no longer increase after age 85, we will continue to deduct the charge for this benefit as long as it remains in effect.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. Your spouse beneficiary or younger spouse joint owner must be 75 or younger when he or she becomes the successor owner for the Earnings enhancement benefit that had been elected at issue to continue after your death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix IX later in this Prospectus to see if this feature is available in your state.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). The GWBL is only available as a conversion option from the GMIB. The opportunity to convert from the GMIB to the GWBL is the contract date anniversary following age 85. You may elect to make this conversion only during the 30 days after the contract anniversary following the attainment of age 85.

--------------------------------------------------------------------------------
THE "CONVERSION EFFECTIVE DATE" IS THE CONTRACT DATE ANNIVERSARY FOLLOWING THE CONTRACT OWNER'S AGE 85, IF APPLICABLE.
--------------------------------------------------------------------------------

A Roll-up benefit base reset for the GMIB does not extend the waiting period during which you can convert.

If you have neither exercised the GMIB nor dropped it from your contract as of the contract date anniversary following age 85 ("last exercise date"), you will have up to 30 days after that contract date anniversary to choose what you want to do with your GMIB. You will have three choices available to you:

..   You may affirmatively convert the GMIB to a GWBL;

..   You may exercise the GMIB, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the GMIB without converting to the GWBL.

IF YOU TAKE NO ACTION WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85, THE GMIB WILL CONVERT AUTOMATICALLY TO THE SINGLE LIFE GWBL.

If you exercise the GMIB, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit ("GMIB")". If you elect to terminate the GMIB without converting to the GWBL, your contract will continue in force, without either benefit, but you will retain your Guaranteed minimum death benefit. If you take no action, or affirmatively convert the GMIB, your GMIB will be converted to the GWBL, retroactive to the Conversion effective date. Please note that if you exercise the GMIB prior to the Conversion effective date, you will not have the option to convert the GMIB to the GWBL. If you drop the GMIB prior to conversion, you will lose the "Greater of" GMDB and any withdrawals will now reduce your remaining death benefit base on a pro rata basis.

The charge for the GWBL will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert to the GWBL if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a QP contract where withdrawal restrictions under the qualified plan may apply.

For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

                        CONTRACT FEATURES AND BENEFITS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the GMIB to the GWBL may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the GMIB to the GWBL. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the GMIB to the GWBL with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the GMIB to the GWBL with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners and the GMIB converts to the GWBL with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the GWBL will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the GWBL with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the GWBL with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the GWBL with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the GWBL on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion, your GWBL benefit base is equal to either your account value or the Roll-up benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except any amounts withdrawn in excess of your Guaranteed annual withdrawal amount will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce the GWBL benefit base on a pro rata basis. See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. The initial Guaranteed annual withdrawal amount is calculated as of the Conversion effective date. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your GMIB is converted to a GWBL on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Roll-up benefit base on the Conversion effective date, multiplied by (2) the Applicable percentage.

Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

                        CONTRACT FEATURES AND BENEFITS

The Applicable percentage applied to your account value is 6.0% (Column A). The Applicable percentage applied to your benefit base will be determined by the Roll-up rate in effect at the time of the calculation. If the first withdrawal was taken on the contract date anniversary after the owner was age 64 or if a withdrawal has never been taken, the Applicable percentage is 5.0% (Column B). If the first withdrawal was taken on or prior to the contract date anniversary when the owner was age 64 the Applicable percentage is 4% (Column C).

----------------------------------------------------------------------------------
                              APPLICABLE PERCENTAGE
----------------------------------------------------------------------------------
                                             B                         C
              A                    ROLL-UP BENEFIT BASE       ROLL-UP BENEFIT BASE
        ACCOUNT VALUE                (5% ROLL-UP RATE)         (4% ROLL-UP RATE)
----------------------------------------------------------------------------------
            6.0%                           5.0%                       4.0%
----------------------------------------------------------------------------------

For example, assuming you have never taken a withdrawal, if on the Conversion effective date your Roll-up benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Roll-up benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, assuming you have never taken a withdrawal, if on the Conversion effective date your Roll-up benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Roll-up benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date (Column B or Column C above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from either 4.0% or 5.0% to 6.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your GMIB is converted to the GWBL on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE/SUCCESSOR OWNER. If you hold an IRA or NQ contract, you may convert your GMIB to a Joint life GWBL. You must affirmatively request that the benefit be converted and your spouse must be at least age 70 on the Conversion effective date. If the younger spouse is younger than 70 as of the Conversion effective date, the election of Joint life will not be available, even if the contract was issued to spousal joint owners. The successor owner must be the owner's spouse. For NQ contracts, the successor owner can be designated as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner. The automatic conversion of the GMIB to the GWBL will create a Single life contract with the GWBL, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion effective date. If you do add a Joint life contract, your spouse must submit any requested information.

For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on your age or the age of your spouse, whoever is younger, as set forth in the following table.

The Applicable percentages applied to your account value are listed in Column
A. The Applicable percentage applied to your benefit base will be determined by the Roll-up rate in effect at the time of the calculation. If the first withdrawal was taken on the contract date anniversary after the owner was age 64 or if a withdrawal has never been taken, the Applicable percentages are listed in Column B. If the first withdrawal was taken on or prior to the contract date anniversary when the owner was age 64 the Applicable percentage are listed in Column C.

------------------------------------------------------------------------------------------------------------------------------
                                                                 APPLICABLE PERCENTAGES
                               -----------------------------------------------------------------------------------------------
                                                                             B                               C
                                                                      ROLL-UP BENEFIT                 ROLL-UP BENEFIT
                                             A                             BASE                            BASE
    YOUNGER SPOUSE'S AGE               ACCOUNT VALUE                 (5% ROLL-UP RATE)               (4% ROLL-UP RATE)
------------------------------------------------------------------------------------------------------------------------------
             85+                           5.5%                            4.0%                            3.0%
------------------------------------------------------------------------------------------------------------------------------
            80-84                          5.0%                            3.5%                            2.5%
------------------------------------------------------------------------------------------------------------------------------
            75-79                          4.5%                            3.0%                            2.0%
------------------------------------------------------------------------------------------------------------------------------
            70-74                          4.0%                            2.5%                            1.5%
------------------------------------------------------------------------------------------------------------------------------

For example, assuming you have never taken a withdrawal, if on the Conversion effective date your account value is $100,000, your Roll-up benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage in Column A for the younger spouse's age band) equals $4,000, while $150,000 (the Roll-up benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account

                        CONTRACT FEATURES AND BENEFITS
value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

You may elect Joint life at any time before you begin taking withdrawals. If the GMIB has already converted to the GWBL on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age as of the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

You can elect Joint life until the later of 30 days following conversion or your first withdrawal from the GWBL. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age as of the Conversion effective date. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the GWBL on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 70 on the Conversion effective date. (Withdrawals taken during the applicable period following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large as described earlier in this section.)

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section. The Applicable percentage will not be adjusted to a Single life percentage.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP contracts are not permitted in connection with this benefit. This benefit is not available under an Inherited IRA contract. If you are using your Series B or Series L contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GWBL. See "Owner and annuitant requirements" earlier in this section.

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce the GWBL benefit base on a pro rata basis.

..   The Guaranteed annual withdrawal amount is recalculated on the following contract date anniversary to equal the Applicable percentage multiplied by the reset GWBL benefit base. You no

                        CONTRACT FEATURES AND BENEFITS
   longer have a Guaranteed annual withdrawal amount for the remainder of the contract year in which you have taken an Excess withdrawal.

You should not convert your GMIB to a GWBL if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Roll-up benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Assume the Roll-up rate in effect prior to conversion was 5%, Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Your Excess withdrawal amount is $3,000 ($8,000 minus $5,000) and it is 3.75% of your account value.

As your benefit base is $100,000 before the withdrawal, it would be reduced by 3.75% or $3,750 (3.75% of $100,000) as your excess portion of withdrawal. Your new benefit base would be $96,250 ($100,000 minus $3,750). In addition, your Guaranteed annual withdrawal amount is reduced to $4,813 (5.0% of $96,250), instead of the original $5,000. See "How withdrawals affect your guaranteed benefits" later in this section.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or
(ii) the 10% free withdrawal amount. A with- drawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Effect of your account value falling to zero" later in this section.

In general, if your contract is a traditional IRA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on the younger spouse's attained age at the time of the ratchet. For Single life contracts, if the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from either 4.0% or 5.0% to 6.0%. For both Single life and Joint life contracts, your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion effective date.

INVESTMENT OPTIONS

While the GWBL is in effect, investment options will be restricted to the investment options that were available to you when your GMIB was in effect. If you convert from GMIB I -- Asset Allocation, your investment option will remain restricted to Option A. If you convert from GMIB II -- Custom Selection, you will continue to have access to both Option A and Option B investment options. You will be able to reallocate your account value, at any time after the conversion, subject to the applicable allocation limitations. The ATP will remain in effect on your contract after conversion to the GWBL, but you will no longer be able to elect the ATP exit option.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated.

You may elect a new Investment simplifier program after conversion, but the Special DCA programs will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL, as it is no longer eligible to increase. We will continue to deduct the charge for this benefit as long as it remains in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the GMIB to the GWBL will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-ups of the death benefit as of the contract date anniversary following age 85. However, we will continue to deduct the charge for these benefits as long they remain in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information. See "How withdrawals affect your guaranteed benefits" later in this section and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your GMIB to a GWBL on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

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                        CONTRACT FEATURES AND BENEFITS

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ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that as of your maturity date are at least equal to the Guaranteed annual withdrawal amount that you would have received under the GWBL. Any remaining Guaranteed minimum death benefit value will be terminated. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any Guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the GWBL and any Guaranteed minimum death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals affect your guaranteed benefits" below and "How withdrawals are taken from your account value" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit. See "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your guaranteed benefits" below, even if pursuant to a divorce decree.

..   Before you name a beneficiary and if you are considering whether your joint owner/annuitant or beneficiary is treated as your spouse, please be advised that civil union partners and domestic partners are not treated as spouses for federal purposes; in the event of a conflict between state and federal law we follow federal law in the determination of spousal status. See "Payment of Death Benefit" under "Spousal continuation" later in this prospectus.

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the GWBL from your contract after conversion from the GMIB, subject to the following restrictions:

..   You may not drop the GWBL if there are any withdrawal charges in effect under your contract, including withdrawal charges

                        CONTRACT FEATURES AND BENEFITS
   applicable to subsequent contributions. If there are no withdrawal charges in effect under your contract on the Conversion effective date, you may drop the GWBL at any time.

..   The GWBL will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the GWBL on a date other than a contract date anniversary, we will deduct a pro rata portion of the GWBL charge for that year, on that date.

..   After the GWBL is dropped, the withdrawal treatment for the Guaranteed minimum death benefit will continue to be on a pro rata basis.

..   Generally, only contracts with the GWBL can have successor owners. However, if your contract has the GWBL with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the GWBL. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.


..   If the GWBL is dropped and the "Greater of" GMDB is not in effect, the ATP will no longer be in effect. Any account value in the ATP Portfolio will be allocated to your variable investment options.


..   If the GWBL is dropped and the "Greater of" GMDB continues, the ATP will continue for as long as the "Greater of" GMDB remains in effect.

After your request has been processed, you will receive a letter confirming that the GWBL has been dropped.

DROPPING YOUR GUARANTEED BENEFITS IN THE EVENT OF A FEE CHANGE. In the event that we exercise our contractual right to change the fees for the guaranteed benefits, you may be given a one-time opportunity to drop your guaranteed benefits, subject to our rules. You may drop your guaranteed benefits only within 30 days of the fee change notification. The requirement that all withdrawal charges have expired will be waived. Please see "Fee changes for the guaranteed benefits" under "Charges and expenses" later in this Prospectus for information on dropping your GWBL upon notice of a change to the GWBL fee.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS

Withdrawals affect your guaranteed benefit bases, as follows:

IF THE GMIB IS ELECTED AT ISSUE IN COMBINATION WITH ANY GUARANTEED MINIMUM DEATH BENEFIT:

..   In the first contract year, all withdrawals reduce your Roll-up benefit base and Highest Anniversary Value benefit base on a pro rata basis.

..   Beginning in the second contract year, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up benefit base. Instead, such withdrawals reduce your Annual Roll-up amount on a dollar-for-dollar basis.

..   Beginning in the second contract year, withdrawals up to your Annual withdrawal amount will reduce your Highest Anniversary Value benefit base on a dollar-for-dollar basis.

..   An Excess withdrawal will always reduce your Roll-up benefit base and your
    Highest Anniversary Value benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your guaranteed benefit bases on a pro rata basis.

..   All withdrawals from your contract always reduce your Return of Principal death benefit base on a pro rata basis.

..   Low account value. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see "Effect of your account value falling to zero" in "Determining your contract's value" for more information.

IF THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS ELECTED AT ISSUE WITHOUT THE
GMIB:

..   All withdrawals from your contract always reduce your Highest Anniversary
    Value benefit base on a pro rata basis.

IF YOU HAVE THE RETURN OF PRINCIPAL DEATH BENEFIT (WITH OR WITHOUT THE GMIB):

..   All withdrawals from your contract reduce your Return of Principal death benefit base on a pro rata basis.

IF THE GMIB IS DROPPED AFTER ISSUE BEFORE YOU ARE ELIGIBLE TO CONVERT TO THE
GWBL:

..   If you had the Return of Principal death benefit prior to dropping the
    GMIB, the Return of Principal death benefit will continue to be in effect and withdrawals will continue to reduce your Return of Principal death benefit base on a pro rata basis.

..   If you had the Highest Anniversary Value death benefit prior to dropping the GMIB, the Highest Anniversary Value death benefit will continue to be in effect and withdrawals will reduce the Highest Anniversary Value benefit base on a pro rata basis as of the date you drop the GMIB.

..   If you had the "Greater of" GMDB prior to dropping the GMIB, the "Greater of" GMDB will automatically be dropped and convert to the Return of Principal death benefit. The value of the Return of Principal death benefit base would be adjusted to reflect what the Return of Principal death benefit base would have been had your contract been issued with the Return of Principal death benefit. All withdrawals will reduce the Return of Principal death benefit base on a pro rata basis.

IF THE GMIB IS DROPPED WITHOUT CONVERTING TO GWBL WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85:

..   All withdrawals from your contract always reduce your Return of Principal death benefit base on a pro rata basis.

..   If the Highest Anniversary Value death benefit is still effective, withdrawals are taken on a dollar-for-dollar basis up to 5% of the beginning of year Highest Anniversary Value benefit base. The portion of any withdrawal over this amount and all

                        CONTRACT FEATURES AND BENEFITS
   subsequent withdrawals in that contract year will reduce the benefit base on a pro rata basis.

..   If the "Greater of" GMDB is still effective, the Roll-up benefit base and the Highest Anniversary Value benefit base are each reduced by withdrawals on a dollar-for-dollar basis up to 5% of the beginning of contract year Roll-up benefit base. The portion of any withdrawal over this amount and all subsequent withdrawals in that contract year will reduce the respective benefit bases on a pro rata basis.

IF YOUR GMIB CONVERTS TO GWBL:

..   Withdrawals up to your Guaranteed annual withdrawal amount will not reduce your GWBL benefit base.

..   An Excess withdrawal will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your GWBL benefit base on a pro rata basis.

IF YOUR GMIB CONVERTS TO GWBL, AND YOU HAVE A "GREATER OF" GMDB, THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OR THE RETURN OF PRINCIPAL DEATH BENEFIT:

..   All withdrawals from your contract reduce your Roll-up benefit base,
    Highest Anniversary Value benefit base and Return of Principal death benefit base on a pro rata basis.

See "Dropping the Guaranteed minimum income benefit after issue" described earlier in this section.

Please consider that the GWBL is not beneficial to you unless you intend to take withdrawals.

For information on how RMD payments affect your guaranteed benefits, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

HOW A PRO RATA REDUCTION IS CALCULATED

Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage. If you take a withdrawal that reduces your guaranteed benefit base on a pro rata basis and your account value is less than your guaranteed benefit base, the amount of the guaranteed benefit base reduction will exceed the amount of the withdrawal.

For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000). If your account value is greater than your guaranteed benefit base, the amount of the guaranteed benefit base reduction will be less than the amount of the withdrawal.

For purposes of calculating the adjustment to your guaranteed benefit bases, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.

Prior to conversion, when an RMD withdrawal using our RMD program occurs, the entire withdrawal amount will reduce the Roll-up benefit base and the Highest Anniversary Value benefit base on a dollar-for-dollar basis. Reduction on a dollar-for-dollar basis means that your Roll-up benefit base and your Highest Anniversary Value benefit base will be reduced by the dollar amount of the withdrawal. After conversion, the RMD amount, if greater than the Guaranteed annual withdrawal amount, will not reduce the GWBL benefit base.

For QP contracts, after the first contract year, additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT
(FOR SERIES B AND SERIES L CONTRACTS ONLY)

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity

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                        CONTRACT FEATURES AND BENEFITS
was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

..   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

..   eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED

IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

NON-SPOUSAL APPLICABLE PLAN BENEFICIARY. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is intended only for beneficiaries who plan to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Beneficiaries who do not want to take annual scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY AN IRA
BENEFICIARY:

..   The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See Appendix VII later in this Prospectus for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. Subsequent contributions (for Series B and Series L contracts only) are limited to the first contract year only.

..   The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis. If you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate

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                        CONTRACT FEATURES AND BENEFITS
   amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY A NON-SPOUSAL APPLICABLE PLAN BENEFICIARY:

..   The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See Appendix VII later in this Prospectus for more information.

..   There are no subsequent contributions.

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

FEATURES OF THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT WHICH APPLY TO EITHER TYPE OF OWNER:

..   The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus.

..   If you have the Return of Principal death benefit or the Highest
    Anniversary Value death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit(s).

..   The GMIB I -- Asset Allocation, GMIB II -- Custom Selection and the
    "Greater of" death benefits, Spousal continuation and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply. Your Guaranteed minimum death benefit will also no longer be in effect and any applicable charges for such benefit will stop.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix IX to find out what applies in your state.


Generally, your refund will equal your account value under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options, including the ATP Portfolio (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging (if applicable), through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). In addition, in some states, the amount of your refund (either your account value or the full amount of your contributions), and the length of your "free look" period, depend on whether you purchased the contract as a replacement. Please refer to your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. When required by applicable law to return the full amount of your contribution, we will return the greater of your contribution or your contract's cash value.


For Series CP(R) contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE


Your "account value" is the total of the values you have in: (i) the variable investment options (including the ATP Portfolio); (ii) the guaranteed interest option; and (iii) a Special DCA program.


Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge and any optional benefit charges; and (ii) any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS


Each variable investment option (including the ATP Portfolio) invests in shares of a corresponding Portfolio. Your value in each variable investment option (including the ATP Portfolio) is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option (including the ATP Portfolio) depends on the investment performance of that option, less daily charges for:


(i)operations expenses;

(ii)administrative expenses; and

(iii)distribution charges.


On any day, your value in any variable investment option (including the ATP Portfolio) equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option (including the ATP Portfolio) does not change unless they are:


(i)increased to reflect additional contributions (plus the credit for Series CP(R) contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable);
    or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct any Guaranteed minimum death benefit, GMIB, GWBL and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR SERIES B AND SERIES L CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include making additional contributions, stopping withdrawals or exercising your guaranteed benefits.

--------------------------------------------------------------------------------
WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT.
--------------------------------------------------------------------------------

See Appendix IX later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your GMIB will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your GMIB converts to the GWBL and your account value falls to zero due to an Excess withdrawal, we will terminate your contract, including any enhanced death benefit, and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero.

                       DETERMINING YOUR CONTRACT'S VALUE

If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

TERMINATION OF YOUR CONTRACT

Your contract, including any guaranteed benefits (except as noted below) you have elected, will terminate for any of the following reasons:

..   You surrender your contract. See "Surrendering your contract to receive its cash value" in Accessing your money" for more information.

..   You annuitize your contract. See "Your annuity payout options" in
    "Accessing your money" for more information.

..   Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See "Your Annuity maturity date" in "Accessing your money" later in this Prospectus.

..   Your account value is insufficient to pay any applicable charges when due.
    See "Effect of your account value falling to zero" earlier in this section for more information.

Under certain circumstances, your GWBL will continue even if your contract terminates. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contracts features and benefits" earlier in this Prospectus" for more information.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to a Special DCA program.

..   Under Option A, a transfer into the guaranteed interest option (other than a dollar cost averaging transfer) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

..   Under Option B, you may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with transfer rules described under "Allocating your contributions" earlier in the Prospectus.


..   You may not transfer any amount to the ATP Portfolio.

..   Beginning in the second contract year and until the contract date anniversary following age 85, you may elect to have 100% of your account value in the ATP Portfolio transferred out and allocated according to your allocation instructions on file. You may only initiate this transfer once per contract year and you must make this election using our required form. This election is called the ATP exit option. See "Asset transfer program ("ATP")" in "Contract features and benefits" for more information.

..   If you transfer amounts from the guaranteed interest option, not in connection with a dollar cost averaging program, to the variable investment options, the ATP formula will be triggered. This could result in a transfer of account value either in to or out of the ATP Portfolio.


..   We may charge a transfer charge for any transfers in excess of 12 transfers in a contract year. For more information, see "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

..   We reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

..   Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

..   The maximum amount that may be transferred from the guaranteed interest option to any investment option in any contract year is the greatest of:

   (a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year;

   (b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

   (c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

Some states may have additional transfer restrictions. Please see Appendix IX later in this Prospectus.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) or through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners; and (4) these procedures do not apply to the ATP Portfolio.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

If you elect Option A for your investment options, a recurring optional rebalancing program is not available, instead you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request. If you elect Option B, we require an automatic quarterly rebalancing program. For more information about Options A and B and the rebalancing program under Option B, see "Allocating your contributions" earlier in this Prospectus.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options. The table below shows the methods available under each type of contract. More information follows the table.

--------------------------------------------------------------------------------
ALL WITHDRAWALS REDUCE YOUR ACCOUNT VALUE ON A DOLLAR-FOR-DOLLAR BASIS. FOR INFORMATION ON HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS AND COULD POTENTIALLY CAUSE YOUR CONTRACT TO TERMINATE, SEE "HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS" IN "CONTRACT FEATURES AND BENEFITS".
--------------------------------------------------------------------------------

Please see "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" and "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

METHOD OF WITHDRAWAL

--------------------------------------------------------------------------------------------------------
                                                                                     PRE-AGE   LIFETIME
                                                             AUTO-                    59 1/2   REQUIRED
                                                             MATIC                     SUB-     MINIMUM
                                                             PAYMENT         SYSTE- STANTIALLY DISTRIBU-
                       CONTRACT/(1)/                         PLANS   PARTIAL MATIC    EQUAL      TION
--------------------------------------------------------------------------------------------------------
NQ                                                             Yes     Yes    Yes      No        No
--------------------------------------------------------------------------------------------------------
Traditional IRA                                                Yes     Yes    Yes      Yes       Yes
--------------------------------------------------------------------------------------------------------
Roth IRA                                                       Yes     Yes    Yes      Yes       No
--------------------------------------------------------------------------------------------------------
Inherited IRA                                                  No      Yes    No       No        /(2)/
--------------------------------------------------------------------------------------------------------
QP/(3)/                                                        Yes     Yes    No       No        No
--------------------------------------------------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust, as the owner of the contract. See "Appendix III: Purchase considerations for QP contracts" later in this Prospectus.

--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

AUTOMATIC PAYMENT PLANS

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. The first payment date cannot be more than one full payment period from the date the enrollment form is received at our processing office. If a later date is specified, we will not process your enrollment form. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary. All withdrawals from an automatic payment plan count towards your free withdrawal amount.

You may elect either the Maximum payment plan or the Customized payment plan beginning after the first contract date anniversary. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


Each scheduled payment cannot be less than $50. If scheduled payments would be less than $50, the program will be terminated. This applies even if an RMD withdrawal causes the reduction of scheduled amounts below $50. Scheduled payments are taken pro rata from all variable investment options (including the ATP Portfolio) and the guaranteed interest option. Scheduled payments are not taken out of the Special DCA programs.


When we use the term "Annual withdrawal amount" in this discussion of the automatic payment plans, we intend this also to be a reference to (i) the "Guaranteed annual withdrawal amount" that is available upon conversion to the GWBL or (ii) 5% of the beginning of contract year Roll-up benefit base for contracts that do not convert to the GWBL and continue with the "Greater of" GMDB after the contract date anniversary following age 85 or (iii) 5% of the beginning of contract year Highest Anniversary Value benefit base for contracts that do not convert to GWBL and continue with the Highest Anniversary Value death benefit after the contract date anniversary following age 85.

If you take a partial withdrawal while an automatic payment plan is in effect:

..   After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that exceeds the Annual withdrawal amount will terminate the program. You may set up a new program immediately, but it will not begin until the next contract year.

..   After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that is less than or equal to the Annual withdrawal amount may cause payments to be suspended until the next contract year once the full Annual withdrawal amount for that contract year has been paid out. After a partial withdrawal is taken, you will continue to receive scheduled payments without a disruption in payments until the Annual withdrawal amount is paid out. After the full

                             ACCESSING YOUR MONEY

   Annual withdrawal amount has been paid out, the program will be suspended for the remainder of the year.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries if there is a reset (for contracts with GMIB) or an Annual Ratchet (for contracts with GWBL).

For monthly or quarterly payments, the Annual withdrawal amount will be divided by 12 or 4 (as applicable). The program is designed to pay the entire Annual withdrawal amount in each contract year, regardless of whether the program is started at the beginning of the contract year or on some other date during the contract year. Consequently, a program that commences on a date other than a contract date anniversary will account for any payments that would have been made since the beginning of the contract year, as if the program were in effect on the contract date anniversary. A catch-up payment will be paid for the accrued scheduled payments for all missed payments for the number of payment dates that have elapsed from the beginning of the contract year up to the date the enrollment is processed. The catch-up payment is made immediately when the Maximum payment plan enrollment is processed. Thereafter, scheduled payments will begin one payment period later.

A partial withdrawal taken in the same contract year prior to enrollment in the Maximum payment plan will have the following effect:

..   If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

..   If the amount of the partial withdrawal is less than the Annual withdrawal amount, then the partial withdrawal will be factored into the Maximum payment plan payments for that contract year.

..   Annual frequency: If the amount of the partial withdrawal is less than the
    Annual withdrawal amount, the remaining Annual withdrawal amount is paid on the date the enrollment form is processed or a later date selected by the owner. You may not select a date later than the next contract date anniversary.

..   A partial withdrawal that is taken after you are enrolled in the program but before the first payment is made terminates the program.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with a reset (for contracts with GMIB) or an Annual Ratchet (for contracts with GWBL). You must elect to change the scheduled payment amount.

You can request any of the following as scheduled payments:

..   Fixed percentage: A fixed percentage not to exceed the Annual Roll-up rate
    (or the Applicable percentage for contracts with GWBL or 5% of the beginning of contract year benefit base for contracts that do not convert to the GWBL and continue with either the "Greater of" GMDB or Highest Anniversary Value death benefit after the contract date anniversary following age 85). The specified percentage is applied to the Roll-up benefit base (or GWBL benefit base or death benefit base, as applicable) as of the most recent contract anniversary.

..   Fixed dollar amount: A fixed dollar amount not to exceed the Annual withdrawal amount.

A partial withdrawal taken in the same contract year prior to enrollment in the Customized payment plan will have the following effect:

..   If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

..   If the amount of the partial withdrawal is less than the Annual withdrawal amount, you will receive the requested Customized payment plan scheduled payments. If during the course of the contract year, a scheduled payment would exceed the Annual withdrawal amount, payment will be made for an amount up to the Annual withdrawal amount and payments will be suspended for the remainder of the contract year.

If you elect the ATP exit option while the Customized payment plan is in effect and the Roll-up benefit base is adjusted, the Customized payment plan will operate in the same manner as though a partial withdrawal had been taken and may cause payments to be suspended in the next contract year if a scheduled payment would exceed the Annual withdrawal amount.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. SYSTEMATIC WITHDRAWALS MAY CAUSE EXCESS WITHDRAWALS. IF YOU WANT TO AVOID EXCESS WITHDRAWAL TREATMENT, USE THE MAXIMUM PAYMENT PLAN OR CUSTOMIZED PAYMENT PLAN.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR CONTRACT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. If you have also elected an Automatic payment plan, unless you instruct us otherwise, your systematic withdrawal option withdrawals will be on the same date as your automatic payment plan. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

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You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal amount previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

Systematic withdrawals are not available if the GMIB has converted to the GWBL. If you are taking systematic withdrawals at the time the GMIB converts to the GWBL, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan at the time of the conversion to the GWBL, and you will be advised to cancel this election in the Systematic withdrawal election form and in the GMIB exercise notice.

SUBSTANTIALLY EQUAL WITHDRAWALS
(TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount. See "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

For contracts with GMIB, substantially equal withdrawals could cause an Excess withdrawal. See "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus. Also, the substantially equal withdrawal program is not available if the GMIB converts to the GWBL.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS
PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute RMDs yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected one or more guaranteed benefits, amounts withdrawn from the contract to meet RMDs will reduce the benefit base(s) and may limit the utility of the benefit(s). Also, the actuarial present value of additional contract benefits must be added to the account value in calculating RMD payments from annuity contracts funding qualified plans and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

This service is not available under QP contracts.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, RMD payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic RMD payments during the first calendar year. Therefore, if you are making a rollover or transfer contribution to the calendar after age 70 1/2, you must take any RMDs before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMDs may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

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--------------------------------------------------------------------------------
FOR TRADITIONAL IRA CONTRACTS, WE WILL SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on RMD payments taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the 10% free withdrawal amount.

If you elect systematic withdrawals AND our automatic RMD service, any RMD payment made while the systematic withdrawal program is in effect will terminate the systematic withdrawal program.

FOR CONTRACTS WITH GMIB OR GWBL. Generally, if you elect our automatic RMD service, any lifetime RMD payment we make to you, starting in the first contract year, (i) (for contracts with GMIB) will reduce your guaranteed benefit bases on a dollar-for-dollar basis, but will not be treated as Excess withdrawals; (ii) (for contracts with GWBL), will not reduce your GWBL benefit base and will not be treated as Excess withdrawals.

If you elect either the Maximum payment plan or the Customized payment plan (together, "automatic payment plans") AND our automatic RMD service, we will make an extra payment, if necessary, in December that will equal your lifetime RMD amount less all payments made through November and any scheduled December payment. If the combined automatic payment plan and RMD payments to date in that contract year are equal to or exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, the automatic payment plan will be suspended for the contract year on the date of the RMD payment. The portion of the RMD payment in excess of the Annual withdrawal amount or Guaranteed annual withdrawal amount will not be treated as an Excess withdrawal. If the combined automatic payment plan and RMD payments to date in that contract year do not exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, then during the course of the contract year, if a scheduled payment would exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, payment will be made for an amount up to the Annual withdrawal amount or Guaranteed annual withdrawal amount and additional scheduled payments will be suspended for the remainder of the contract year. Payments under the automatic payment plan will resume in the next contract year.

If you take any partial withdrawals in addition to your RMD and automatic payment plan payments, your applicable automatic payment plan will be terminated if the partial withdrawal causes an Excess withdrawal to occur. If the partial withdrawal does not cause an Excess withdrawal, it may cause a suspension of your automatic payment plan if a later scheduled payment would have caused an Excess withdrawal to occur. Any partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your benefit base(s) and Annual withdrawal amount or Guaranteed annual withdrawal amount may be reduced. See "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Annual withdrawal amount or Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, in December that will equal your RMD less all withdrawals made through November. If prior to December you make a partial withdrawal that exceeds your Annual withdrawal amount or Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you elect systematic withdrawals AND our automatic RMD service, any RMD payment made while the systematic withdrawal program is in effect will terminate the systematic withdrawal program. If a previous systematic withdrawal taken in a contract year had already exceeded the Annual withdrawal amount or Guaranteed annual withdrawal amount prior to a payment from our automatic RMD service, the RMD payment will not be treated as an Excess withdrawal. However, previous systematic withdrawals that exceeded the Annual withdrawal amount or Guaranteed annual withdrawal amount would be treated as Excess withdrawals.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a RMD payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed your Annual withdrawal amount.

Owners of tax-qualified contracts (IRA and QP) should consider the effect of resetting the Roll-up benefit base if RMD payments must begin before the end of the new exercise waiting period. See "Roll-up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


We will subtract your withdrawals on a pro rata basis from your account value in the variable investment options (including any amounts allocated to the ATP Portfolio) and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options (including any amounts allocated to the ATP Portfolio) and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from a Special DCA program. A partial withdrawal from a Special DCA program will terminate the program.


WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the GMIB no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

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SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE.  We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus. Please also see "Effect of your account value falling to zero" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of the date we receive the required information, including the GWBL (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the GMIB no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceeds your Annual withdrawal amount. For more information, please see "Effect of your account value falling to zero" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS


Generally, we will fulfill requests for payments out of the variable investment options (including the ATP Portfolio) within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:


(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or


(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options (including the ATP Portfolio).


We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Series B and Series L contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made to a bank account designated by you or by check which will be mailed to you (or the payee named in a tax-free exchange) by U.S. mail, if you request that we do so subject to any charges. We can also send any payment to you by using an express delivery or wire transfer service at your expense.


SIGNATURE GUARANTEE


As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

..   disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;


..   any disbursement requested within 30 days of an address change;

..   any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or perceive any inconsistency between the signature on file and the signature on the request; or


..   any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this prospectus.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE. NOTARIZATION WILL NOT SUBSTITUTE FOR A MEDALLION SIGNATURE GUARANTEE.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization". You must annuitize or take a lump sum withdrawal by your annuity maturity

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




date, as discussed later in this section. Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits, including any Guaranteed minimum death benefit and any other guaranteed benefits, terminate. Your contract will be converted to a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value.

You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Series CP(R) contracts) after the contract issue date. Please see Appendix IX later in this Prospectus for information on state variations. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section.

In general, your periodic payment amount upon annuitization is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization, the form of the annuity payout option you elect and the annuity purchase rate to which that value is applied, as described below. Alternatively, if you have a GMIB, you may exercise your benefit in accordance with its terms provided that your account value is greater than zero on the exercise date. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

You can currently choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your GMIB, your choice of payout options are those that are available under the GMIB (see "Guaranteed minimum income benefit ("GMIB")" in "Contract features and benefits" earlier in this Prospectus). If the GWBL is in effect and you choose to annuitize your contract before the maturity date, the GWBL will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

-------------------------------------------------------------
Fixed annuity payout options   .   Life annuity
                               .   Life annuity with period
                                   certain
                               .   Life annuity with refund
                                   certain
-------------------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. It is possible that the Life annuity option could result in only one payment if the annuitant dies immediately after annuitization.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here, including non-life contingent annuities. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

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PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts, as described in "Partial Annuitization" in "Tax Information", is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. You may not partially exercise your GMIB. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. Partial annuitization is available until your annuity maturity date. See "How withdrawals are taken from your account value" earlier in this section.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date or not earlier than five years from your Series CP(R) contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Please see Appendix IX later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Series CP(R) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix IX later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity with period certain. Please note that the aggregate payments you would receive from this form of annuity during the period certain may be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. If GWBL is not in effect, the default payout option is the Life annuity with period certain not to exceed 10 years.

On the annuity maturity date, other than the Guaranteed withdrawal benefit for life (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

If the GWBL is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that as of your maturity date are at least equal to the Guaranteed annual withdrawal amount that you would have received under the GWBL. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

At maturity, the annuity payout will be the higher of two amounts that are calculated as that date. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

Any death benefit you had under your contract will no longer be in effect. You will not be permitted to make any additional withdrawals.

Please see Appendix IX later in this Prospectus for variations that may apply in your state.

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5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   An operations charge

..   An administrative charge

..   A distribution charge


We deduct the following charges from your account value. When we deduct these charges from your variable investment options (including the ATP Portfolio), we reduce the number of units credited to your contract:


..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (if applicable).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Return of Principal death benefit); the GMIB; the GWBL; and the Earnings enhancement benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.

..   At the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no charge).

..   Charge for third-party transfer or exchange (currently, there is no charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

OPERATIONS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks, including the Return of Principal death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Series B:                   0.80%
   Series CP(R):               1.05%
   Series L:                   1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Series CP(R) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same operations charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   0.30%
   Series CP(R):               0.35%
   Series L:                   0.35%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   0.20%
   Series CP(R):               0.25%
   Series L:                   0.25%

                             CHARGES AND EXPENSES

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your account value on each contract date anniversary. The charge is to compensate us for the cost of providing administrative services in connection with the contract. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.


We will deduct this charge from your value in the variable investment options (including the ATP Portfolio) and the guaranteed interest option (see Appendix IX later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from a Special DCA account.


If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus. Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

TRANSFER CHARGE

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. The charge is to compensate us for the expense of processing the transfer. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as separate transfers. Any transfer charge will be deducted from the investment options from which the transfer is made. We will not charge for transfers made in connection with one of our dollar cost averaging programs. Also, transfers from our automated programs do not count toward your number of transfers in a contract year for the purposes of this charge.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

CHECK PREPARATION CHARGE. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge. We reserve the right to charge a maximum of $85.

CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE. Currently, we are waiving the $65 charge for each third-party transfer or exchange; this waiver may be discontinued at any time, with or without notice. Absent this waiver, we deduct a charge for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. We reserve the right to increase this charge to a maximum of $125. Please see Appendix IX later in this Prospectus for variations in your state.

WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Series CP(R) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Series CP(R) contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------------------------------------------
                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8    9     10+
----------------------------------------------------------------------------------------------------------------
Series B                                                     7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
----------------------------------------------------------------------------------------------------------------
Series CP/SM/                                                8%  8%  7%  6%  5%      4%  3%  2%      1%  0%/(2)/
----------------------------------------------------------------------------------------------------------------
Series L                                                     8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
----------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

                             CHARGES AND EXPENSES

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix IX later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your guaranteed benefits" earlier in this Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount (contributions after the first contract year are allowed in QP contracts only). The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Series B and Series L NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the GMIB with or without the "Greater of" GMDB, beginning on the first day of the 2nd contract year we will waive any withdrawal charge for any withdrawal during the contract year up to the Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Annual withdrawal amount.

If the GWBL is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Withdrawal charges will not apply when the GMIB is exercised on the contract date anniversary following age 85.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. There are specific circumstances (described below) under which the withdrawal charge will not apply. At any time after the first contract date anniversary, you may submit a claim to have the withdrawal charge waived if you meet certain requirements. You are not eligible to make a claim prior to your first contract date anniversary. Also, your claim must be on the specific form we provide for this purpose.

The withdrawal charge does not apply if:

(i)We receive proof satisfactory to us (including certification by a licensed physician) that an owner (or older joint owner, if applicable) is unable to perform three of the following "activities of daily living":

   -- "Bathing" means washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

   -- "Continence" means the ability to maintain control of bowel and bladder function; or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

   -- "Dressing" means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   -- "Eating" means feeding oneself by food into the body from a receptacle
      (such as a plate, cup or table) or by a feeding tube or intravenously.

   -- "Toileting" means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

   -- "Transferring" means moving into or out of a bed, chair or wheelchair.

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or

                             CHARGES AND EXPENSES

   (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED BENEFIT CHARGES

RETURN OF PRINCIPAL DEATH BENEFIT. There is no additional charge for this death benefit.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. If you elect the Highest Anniversary Value death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the Highest Anniversary Value benefit base.

"GREATER OF" GMDB I. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.15% of the greater of the Roll-up benefit base or the Highest Anniversary Value benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.30%. See "Fee changes for the guaranteed benefits" below for more information.

"GREATER OF" GMDB II. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.30% of the greater of the Roll-up benefit base or the Highest Anniversary Value benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.60%.

DEATH BENEFIT UNDER CONVERTED GWBL. If your GMIB converts to the GWBL, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE If you elect the GMIB, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the GMIB, drop the GMIB, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. For the GMIB I -- Asset Allocation, the charge is equal to 1.15% of the benefit base. For the GMIB II -- Custom Selection, the charge is equal to 1.30% of the benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.30% for the GMIB I -- Asset Allocation and 2.60% for the GMIB II -- Custom Selection. See "Fee changes for the guaranteed benefits" below for more information.

EARNINGS ENHANCEMENT BENEFIT CHARGE. If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE. If your GMIB converts to the GWBL, we deduct a charge for the GWBL that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Roll-up benefit base that we were deducting as the GMIB charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Roll-up benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. After conversion, we deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. We reserve the right to increase the charge for this benefit up to a percentage equal to a maximum charge of 2.30% for GMIB I -- Asset Allocation or 2.60% for GMIB II -- Custom Selection. See "Fee changes for the guaranteed benefits" below for more information. If the contract is surrendered or annuitized, or a death benefit is paid or the GWBL is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See "Guaranteed minimum income benefit charge" earlier in this section.


WHEN WE DEDUCT THESE CHARGES. We will deduct these guaranteed benefit charges from your value in the variable investment options (including the ATP Portfolio) and the guaranteed interest option on a pro rata basis (see Appendix IX later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from amounts in the Special DCA program. The pro rata portion of the charge will be based on the fee that is in effect at the time the charge is assessed.


If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Although the amount of your Highest Anniversary or "Greater of" death benefit and any Earnings enhancement benefit will no longer increase after age 85, we will continue to deduct the charge for that benefit as long as it remains in effect.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value earlier in this Prospectus."

                             CHARGES AND EXPENSES

FEE CHANGES FOR THE GUARANTEED BENEFITS

We may increase or decrease the charge for the GMIB, the GWBL, the "Greater of" GMDB I and the "Greater of" GMDB II. You will be notified of a change in the charge at least 30 days in advance. The charge for each benefit may only change once in a 12 month period and will never exceed the maximum shown in the fee table. If you are within your first two contract years at the time we notify you of a revised charge, the revised charge will be effective the first day of the third contract year, or at least 30 days following the notification date, and will be assessed beginning on your third contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a revised charge, the revised charge will be effective 30 days after the notification date and will be assessed as of your next contract date anniversary that is at least 30 days after the fee change notification date and on all contract date anniversaries thereafter. A pro rata charge assessed during any contract year will be based on the charge in effect at that time. See "Guaranteed benefit charges" above for more information. You may not opt out of a fee change but you may drop the benefit if you notify us in writing within 30 days after a fee change is declared. The requirement that all withdrawal charges have expired will be waived. See "Dropping the Guaranteed minimum income benefit after issue" and "Dropping the Guaranteed withdrawal benefit for life after conversion" in "Contract features and benefits" earlier in this Prospectus.

EXERCISE OF THE GMIB IN THE EVENT OF A GMIB (OR GWBL) FEE INCREASE. In the event we increase the charge for the GMIB (or GWBL), you may exercise the GMIB subject to the following rules. If you are within your first two contract years at the time we notify you of a GMIB (or GWBL) fee increase, you may elect to exercise the GMIB during the 30 day period beginning on your second contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a GMIB (or GWBL) fee increase, you may elect to exercise the GMIB during the 30 day period beginning on the date of the fee increase notification. NOTE THAT IF YOU ARE WITHIN YOUR FIRST TWO CONTRACT YEARS AT THE TIME WE NOTIFY YOU OF A GMIB (OR GWBL) FEE INCREASE, YOUR OPPORTUNITY TO DROP THE BENEFIT IS THE 30 DAY PERIOD FOLLOWING NOTIFICATION, NOT THE 30 DAY PERIOD FOLLOWING YOUR SECOND CONTRACT DATE ANNIVERSARY. We must receive your election to exercise the GMIB within the applicable 30 day GMIB exercise period. Any applicable GMIB exercise waiting period will be waived. Upon expiration of the 30 day exercise period, any contractual waiting period will resume. If your GMIB exercise waiting period has already elapsed when a fee increase is announced, you may exercise your GMIB during either (i) the 30 day GMIB exercise period provided by your contract or (ii) the 30 day exercise period provided by the fee increase. It is possible that these periods may overlap. For more information on your contract's GMIB exercise period and exercise rules, see "Exercise of GMIB" in "Contract features and benefits". If your GWBL is in effect when a fee increase is announced, you may exercise your GMIB as if it were still in effect and the same exercise rules described above will apply. In this circumstance, your GMIB will be exercised by applying the GMIB guaranteed annuity purchase factors to your GWBL benefit base as of that date.

For single owner contracts, the payout can be either based on a single life (the owner's life) or joint lives. For IRA contracts, the joint life must be the spouse of the owner. For jointly owned contracts, payments can be based on a single life (based on the life of the older owner) or joint lives. For non-natural owners, payments are available on the same basis (based on the annuitant or joint annuitant's life). Your Lifetime GMIB payments are calculated by applying your Roll-up benefit base (as of the date we receive your election in good order) less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. See "Exercise of GMIB" under "Contract features and benefits" for additional information regarding GMIB exercise.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

Some of the charges described above may be different for certain contract owners. Please see Appendix IX later in this Prospectus for more information.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options (including the ATP Portfolio) and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the daily contract charge, or change the minimum initial contribution requirements. We also may change the guaranteed benefits, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. We may also change the crediting percentage that applies to contributions. Credits are subject to recovery under certain circumstances. See "Credits (for Series CP(R) contracts)" under "Contract features and benefits" earlier in this Prospectus. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a

                             CHARGES AND EXPENSES
group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and operations generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                             CHARGES AND EXPENSES

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6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We are not liable for any payments we make or actions we take before we receive the change. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, who continue to be spouses at the time of death, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Series CP(R) contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.

--------------------------------------------------------------------------------
WHEN WE USE THE TERMS OWNER AND JOINT OWNER, WE INTEND THESE TO BE REFERENCES
TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL IS NOT IN EFFECT, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS
APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF
THE CONTRACT HAS A NON-NATURAL OWNER.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner. No death benefit will be payable upon or after the contract's Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option. For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

                           PAYMENT OF DEATH BENEFIT

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. If the contract continues, the Guaranteed minimum death benefit and charge and the GMIB and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the GMIB cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the GMIB converts to the GWBL, the provisions described in this paragraph will apply at the death of the younger owner, even though the GWBL is calculated using the age of the surviving older owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contribu- tions made before your death. Withdrawal charges, if applicable, will apply if additional contributions are made.

..   The Annual Roll-up rate will operate as follows:

   -- If the original/older owner dies prior to the contract date anniversary when he/she is age 64 and withdrawals under the contract have begun, the annual roll-up rate for the contract is locked in at 4%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner dies prior to the contract date anniversary when he/she is age 64 and withdrawals under the contract have not yet begun, the annual roll-up rate will be 4% if the first withdrawal from the contract occurs prior to the contract date anniversary when the original/older owner would have been age 64 and the annual roll-up rate will be 5% if the first withdrawal from the contract occurs

                           PAYMENT OF DEATH BENEFIT
      on or after the contract date anniversary when the original/older owner would have been age 64. In either case, the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract began prior to the contract date anniversary when he/she was age 64, the annual roll-up rate for the contract is locked in at 4%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract began after the contract date anniversary when he/she was age 64, the annual roll-up rate for the contract would be locked in at 5%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract had not yet begun, the annual roll-up rate for the contract would be locked in at 5%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the GMIB has converted to the GWBL, may continue as follows:

   -- If you elected the Highest Anniversary Value death benefit (either without GMIB or combined with the GMIB) and your spouse is age 80 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If you elected the Highest Anniversary Value death benefit (either without GMIB or combined with the GMIB) and your surviving spouse is age 81 or older on the date of your death, the Guaranteed minimum death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the Guaranteed minimum death benefit will be set to equal the amount of the Guaranteed minimum death benefit base on the date of your death. If your account value is higher than the Guaranteed minimum death benefit base on the date of your death, the Guaranteed minimum death benefit base WILL NOT BE INCREASED to equal your account value.

     . The Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     . The charge for the Guaranteed minimum death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

   -- If you elected either the "Greater of" GMDB I or "Greater of" GMDB II
      (combined with the GMIB) and your spouse is age 65 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. The next available reset will also account for any time elapsed before the election of the Spousal continuation. This does not apply to contracts in which the GMIB has converted to the GWBL.

   -- If you elected either the "Greater of" GMDB I or "Greater of" GMDB II
      (combined with the GMIB) and your surviving spouse is age 66 or older on the date of your death, the Guaranteed minimum death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the Guaranteed minimum death benefit will be set to equal the amount of the Guaranteed minimum death benefit base on the date of your death. If your account value is higher than the Guaranteed minimum death benefit base on the date of your death, the Guaranteed minimum death benefit base WILL NOT BE INCREASED to equal your account value.

     . The Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     . The charge for the Guaranteed minimum death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

   -- In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your account value is lower

                           PAYMENT OF DEATH BENEFIT
      than the Guaranteed minimum death benefit base on the date of your death, your account value WILL BE INCREASED to equal the Guaranteed minimum death benefit base.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been pre- viously frozen because the older spouse had attained age 85, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 85. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   The GMIB may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit ("GMIB")" in "Contract features and benefits" earlier in this Prospectus. If the GMIB continues, the charge for the GMIB will continue to apply.

..   If you convert the GMIB to the GWBL on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the GMIB converts to the GWBL on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the GMIB converted to the GWBL dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected Guaranteed minimum death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 85. If the surviving spouse is age 76 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the GMIB continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If the GMIB has converted to the GWBL, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule, if applicable, remains in effect.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix IX later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the Beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The Beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Series CP(R) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the Beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

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                           PAYMENT OF DEATH BENEFIT

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If any guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the Beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If any guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Series CP(R) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule, if applicable, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any guaranteed benefits under the contract.

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7. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. In addition to legislation enacted in December 2017, Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as the Guaranteed minimum income benefits and Guaranteed minimum death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix III at the end of this Prospectus for a discussion of QP contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonquali-fied annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization under a Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or

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more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, GWBL Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contigent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Guaranteed annual withdrawal amounts received after age 85 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

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..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the issued in exchange contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 70. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 70. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 70, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 70.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status:

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$200,000 for single filers; $250,000 for married taxpayers filing jointly, and
$125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs. Inherited IRA contracts are available for all Accumulator(R) Series contracts except Series CP(R).

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $6,000 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2019, after adjustment for cost-of-living changes. When your earnings are below $6,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


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If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $6,000, married individuals filing jointly can contribute up to $12,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $6,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $6,000 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($6,000 for 2019 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2"catch-up" contributions ($7,000 for 2019). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself: You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover: You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

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..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   certain death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2
    ; or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publications 590-A and 590-B for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

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A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. We no longer permit you to direct AXA Equitable to make a distribution directly to a charitable organization you request, in accordance with an interpretation of recent non-tax regulatory changes.

REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

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WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

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Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Because the minimum initial contribution required to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $6,000 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2019, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $6,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

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You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

Conversion rollover contributions to Roth IRAs cannot be recharacterized.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

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DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

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TAX WITHHOLDING AND INFORMATION REPORTING

STATUS FOR INCOME TAX PURPOSES; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

TAX WITHHOLDING. We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number, a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix III at the end of this Prospectus.

MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

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IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 70 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

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ABOUT SEPARATE ACCOUNT NO. 70


Each variable investment option is a subaccount of Separate Account No. 70. We established Separate Account No. 70 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options (including the ATP Portfolio) for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 70 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options (including the ATP Portfolio) under our contracts. For example, we may withdraw amounts from Separate Account No. 70 that represent our investments in Separate Account No. 70 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 70 assets in any investment permitted by applicable law. The results of Separate Account No. 70 operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 70. However, the obligations themselves are obligations of AXA Equitable.


Separate Account No. 70 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 70. Although Separate Account No. 70 is registered, the SEC does not monitor the activity of Separate Account No. 70 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 70 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 70, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 70 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 70 or a variable investment option directly);

(5)to deregister Separate Account No. 70 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 70;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to close a variable investment option to transfers and contributions; and

(9)to limit the number of variable investment options which you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 70, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's

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general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options (including the ATP Portfolio). You may also speak with your financial representative. For Series CP(R) contracts, credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY


Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.


..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Series CP(R) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

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..   Contributions (and credits, for Series CP(R) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.


..   Transfers to or from variable investment options (including the ATP
    Portfolio) will be made at the unit value next determined after receipt of the transfer request.


..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 70 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

CYBERSECURITY

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.

MISSTATEMENT OF AGE

If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, any benefits will be those which would have been purchased at the correct age. If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, and if an optional Guaranteed minimum death benefit rider would not have been issued based on the correct age: (i) the optional Guaranteed minimum

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death benefit rider will be revoked, (ii) the applicable charge for the benefit will be refunded and applied to the annuity account value of the contract, and
(iii) the Return of Principal death benefit will apply.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 70, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 70, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

We may refuse to process a change of ownership of an NQ contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

Any guaranteed benefit in effect will generally terminate if you change ownership of the contract. A guaranteed benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual, but the contract will continue to be based on the annuitant's life. A guaranteed benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the guaranteed benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix IX later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

In general, you cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under Federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment will terminate your benefits under the contract. All withdrawals, distributions and payments are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

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HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you have elected the GWBL on a Joint life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single life contracts.

If the division of the contract occurs before any withdrawal has been made and after the Conversion effective date, the Applicable percentage under each new contract will be adjusted to a Single life Applicable percentage for your Guaranteed annual withdrawal amount and will be based on each respective individual's age at the time of first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made and after the Conversion effective date and if the Conversion effective date is a contract date anniversary prior to your 85th birthday, the Joint life Applicable percentage that was in effect at the time of the split will remain in effect for each contract.

If the division of the contract occurs after any withdrawal has been made at least thirty days after the Conversion effective date and if the Conversion effective date is the contract date anniversary following your 85th birthday, the Joint life Applicable percentage that was in effect at the time of the split will remain in effect for each contract. The Joint Life Applicable percentage that was in effect may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 70. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with AXA Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the con- tract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

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                               MORE INFORMATION

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel, which include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, and other federal and state regulatory authorities, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based and, for certain accounts depending on applicable rules, that are in your best interest, on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. This compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2018) received additional payments. These additional payments ranged from $536.67 to $6,370,912.47. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA

                               MORE INFORMATION

Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.


1st Global Capital Corp.
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services
BBVA Securities, Inc.
Cambridge Investment Research
Capital Investment Group
Centaurus Financial, Inc.
CETERA Financial Group
Citigroup Global Markets, Inc.
Citizens Investment Services
Commonwealth Financial Network
Community America Financial Solution
CUNA Brokerage Services
CUSO Financial Services, L.P.
DPL Financial Partners
Equity Services Inc.
Farmer's Financial Solution
Geneos Wealth Management
Gradient Securities, LLC
H. Beck, Inc.
H.D. Vest Investment Securities, Inc.
Huntleigh Securities Corp.
Independent Financial Group, LLC
Infinex Investments Inc.
Investment Professionals, Inc.
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
Key Investment Services LLC
Ladenburg Thalmann Advisor Network, LLC
Lincoln Financial Advisors Corp.
Lincoln Financial Securities Corp.
Lincoln Investment Planning
Lion Street Financial
LPL Network
Lucia Securities, LLC
MML Investors Services, LLC
Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.
Park Avenue Securities, LLC
PlanMember Securities Corp.
PNC Investments
Primerica Financial Services, Inc.
Prospera Financial Services
Questar Capital Corporation
Raymond James
RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corp.
SIGMA Financial Corporation
Signator Investors, Inc.
The Advisor Group (AIG)
U.S. Bank Center
UBS Financial Services, Inc.
Valmark Securities, Inc.
Voya Financial Advisors, Inc.
Wells Fargo




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




Appendix I: Condensed financial information

--------------------------------------------------------------------------------
The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.30%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018.



----------------------------------------------------------------------------------------
                                                FOR THE YEAR ENDING DECEMBER 31,
                                         -----------------------------------------------
                                          2018    2017    2016    2015    2014    2013
----------------------------------------------------------------------------------------
1290 VT EQUITY INCOME
----------------------------------------------------------------------------------------
   Unit value                            $  4.09 $  4.70 $  4.11 $  3.68 $  3.80 $  3.54
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       458     586     649     675     677     721
----------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------
   Unit value                            $ 20.98 $ 22.23 $ 18.70 $ 17.23 $ 17.38 $ 15.50
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        33      40      43      41      31      28
----------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 14.20 $ 16.41 $ 14.42 $ 12.21 $ 12.77 $ 11.89
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       382     405     328     193     118      63
----------------------------------------------------------------------------------------
AXA 500 MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 16.15 $ 17.42 $ 14.62 $ 13.34 $ 13.46 $ 12.12
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       642     626     486     251     149      93
----------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 13.97 $ 16.06 $ 14.29 $ 12.02 $ 12.83 $ 12.49
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       336     283     207     159     102      47
----------------------------------------------------------------------------------------
AXA BALANCED STRATEGY
----------------------------------------------------------------------------------------
   Unit value                            $ 15.36 $ 16.25 $ 14.98 $ 14.32 $ 14.61 $ 14.18
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,442  19,056  20,286  20,445  20,568  19,711
----------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
----------------------------------------------------------------------------------------
   Unit value                            $ 14.32 $ 14.99 $ 14.07 $ 13.58 $ 13.82 $ 13.49
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,512   7,233   7,914   7,991   8,046   7,914
----------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
----------------------------------------------------------------------------------------
   Unit value                            $ 12.08 $ 12.41 $ 12.06 $ 11.88 $ 12.06 $ 11.91
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,772   4,350   5,116   5,552   5,505   5,664
----------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 30.65 $ 35.36 $ 28.41 $ 27.55 $ 28.40 $ 28.30
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       127     143     138     128     128     127
----------------------------------------------------------------------------------------
AXA GROWTH STRATEGY
----------------------------------------------------------------------------------------
   Unit value                            $ 18.02 $ 19.44 $ 17.32 $ 16.23 $ 16.61 $ 15.93
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    22,778  23,892  23,412  22,020  19,691  17,352
----------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 14.99 $ 17.85 $ 14.32 $ 14.48 $ 15.33 $ 16.57
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       205     234     244     268     243     113
----------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



----------------------------------------------------------------------------------------
                                                FOR THE YEAR ENDING DECEMBER 31,
                                         -----------------------------------------------
                                          2018    2017    2016    2015    2014    2013
----------------------------------------------------------------------------------------
AXA INTERNATIONAL MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 10.52 $ 12.46 $ 10.16 $ 10.30 $ 10.70 $ 11.58
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       229     236     166     146      80      32
----------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 22.35 $ 24.20 $ 20.10 $ 18.54 $ 18.72 $ 16.99
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       159     197     196     189     183      97
----------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 27.77 $ 29.00 $ 22.74 $ 21.83 $ 21.26 $ 19.39
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       278     311     303     295     267     167
----------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 17.74 $ 19.95 $ 17.76 $ 15.60 $ 16.47 $ 14.87
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       309     355     374     328     326     163
----------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 23.17 $ 27.07 $ 24.42 $ 21.03 $ 22.08 $ 20.18
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       206     228     224     172     142     110
----------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
----------------------------------------------------------------------------------------
   Unit value                            $ 16.96 $ 18.12 $ 16.42 $ 15.54 $ 15.87 $ 15.31
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    23,428  25,489  26,293  25,461  24,682  23,474
----------------------------------------------------------------------------------------
AXA ULTRA CONSERVATIVE STRATEGY
----------------------------------------------------------------------------------------
   Unit value                            $  9.99 $ 10.16 $ 10.10 $ 10.09 $ 10.23 $ 10.17
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)    65,894   6,602  13,003   2,768     155      12
----------------------------------------------------------------------------------------
AXA/AB DYNAMIC MODERATE GROWTH
----------------------------------------------------------------------------------------
   Unit value                            $ 11.91 $ 12.82 $ 11.50 $ 11.23 $ 11.45 $ 11.07
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,466   4,826   4,614   3,867   2,698   1,511
----------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
----------------------------------------------------------------------------------------
   Unit value                            $ 28.95 $ 31.85 $ 26.30 $ 23.67 $ 24.70 $ 24.16
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       141     164     180     199     197     200
----------------------------------------------------------------------------------------
AXA/CLEARBRIDGE LARGE CAP GROWTH
----------------------------------------------------------------------------------------
   Unit value                            $ 28.67 $ 29.15 $ 23.52 $ 23.62 $ 23.63 $ 23.06
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       166     204     231     232     240     239
----------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 13.77 $ 14.57 $ 13.42 $ 12.31 $ 12.87 $ 12.27
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       222     215     218     203     220     179
----------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 15.03 $ 17.47 $ 15.84 $ 12.86 $ 13.94 $ 13.82
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       238     243     230     227     218     214
----------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
----------------------------------------------------------------------------------------
   Unit value                            $ 11.75 $ 13.04 $ 11.49 $ 10.63 $ 11.08 $ 10.64
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)       215     244     262     267     261     229
----------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



----------------------------------------------------------------------------------
                                             FOR THE YEAR ENDING DECEMBER 31,
                                         -----------------------------------------
                                          2018   2017   2016   2015   2014   2013
----------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
----------------------------------------------------------------------------------
   Unit value                            $23.97 $24.73 $19.59 $20.74 $22.24 $22.69
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      192    221    239    233    210    212
----------------------------------------------------------------------------------
AXA/LOOMIS SAYLES GROWTH
----------------------------------------------------------------------------------
   Unit value                            $23.46 $24.51 $18.45 $17.50 $15.90 $14.94
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      121    140    141     66     56     63
----------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $11.96 $13.80 $11.53 $11.09 $11.54 $11.57
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      294    321    333    324    307    268
----------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR BOND
----------------------------------------------------------------------------------
   Unit value                            $11.46 $11.67 $11.56 $11.38 $11.60 $11.48
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       85    104    111    125    127    135
----------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP GROWTH
----------------------------------------------------------------------------------
   Unit value                            $ 7.35 $ 7.84 $ 6.39 $ 5.92 $ 6.38 $ 6.64
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      508    552    522    490    421    404
----------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP VALUE
----------------------------------------------------------------------------------
   Unit value                            $17.06 $19.86 $18.08 $14.63 $17.06 $18.22
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      303    302    306    295    242    215
----------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------
   Unit value                            $25.39 $27.04 $21.84 $20.41 $20.29 $18.60
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       89    103    104    102    102    112
----------------------------------------------------------------------------------
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $14.16 $15.96 $14.16 $12.67 $13.15 $12.15
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       84     89     92     88     98     66
----------------------------------------------------------------------------------
EQ/CORE BOND INDEX
----------------------------------------------------------------------------------
   Unit value                            $10.66 $10.77 $10.76 $10.75 $10.85 $10.73
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,002  2,087  1,787  1,575  1,432  1,332
----------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------
   Unit value                            $11.40 $11.74 $11.36 $11.44 $12.04 $12.10
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      136    157    161    170    170    176
----------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------
   Unit value                            $10.72 $10.78 $10.88 $10.97 $11.07 $11.05
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      775    833    716    689    717    718
----------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK
----------------------------------------------------------------------------------
   Unit value                            $18.02 $20.84 $17.90 $15.45 $16.68 $15.52
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      202    232    249    293    280    103
----------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------
   Unit value                            $22.28 $26.68 $22.96 $19.14 $19.85 $17.58
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      182    194    164     88     69     52
----------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



----------------------------------------------------------------------------------
                                             FOR THE YEAR ENDING DECEMBER 31,
                                         -----------------------------------------
                                          2018   2017   2016   2015   2014   2013
----------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH
----------------------------------------------------------------------------------
   Unit value                            $ 8.36 $ 9.35 $ 7.17 $ 7.12 $ 7.20 $ 7.68
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      433    439    456    394    337    313
----------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------
   Unit value                            $ 9.52 $ 9.52 $ 9.61 $ 9.73 $ 9.86 $ 9.99
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      768    678    853    522    629    817
----------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------
   Unit value                            $16.25 $19.03 $14.21 $14.40 $14.14 $14.07
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      246    256    270    255    216    177
----------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------
   Unit value                            $ 9.07 $ 9.10 $ 9.05 $ 8.99 $ 9.13 $ 9.26
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       82     99    100    104    105    129
----------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------
   Unit value                            $10.85 $10.99 $10.98 $10.99 $11.11 $10.94
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,269  1,418  1,286  1,194  1,058    934
----------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------
   Unit value                            $14.36 $14.79 $11.23 $11.23 $10.32 $ 9.63
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      591    654    709    659    545    545
----------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------
   Unit value                            $ 3.71 $ 4.35 $ 3.63 $ 3.34 $ 3.43 $ 3.04
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      611    661    653    555    462    351
----------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------
   Unit value                            $24.14 $24.52 $19.05 $18.66 $18.18 $16.65
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      398    376    381    360    287    248
----------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------
   Unit value                            $13.72 $13.96 $13.73 $13.55 $13.72 $13.39
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,668  4,046  3,463  3,235  3,008  2,673
----------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------
   Unit value                            $25.59 $27.52 $22.01 $20.89 $21.49 $20.76
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      469    445    417    428    330    266
----------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------
   Unit value                            $22.57 $26.22 $24.31 $20.68 $22.18 $21.34
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      249    257    276    230    198    169
----------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------
   Unit value                            $33.94 $33.62 $24.48 $22.77 $21.70 $19.36
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      240    255    250    225    195    166
----------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.70%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018.



----------------------------------------------------------------------------------
                                             FOR THE YEAR ENDING DECEMBER 31,
                                         -----------------------------------------
                                          2018   2017   2016   2015   2014   2013
----------------------------------------------------------------------------------
1290 VT EQUITY INCOME
----------------------------------------------------------------------------------
   Unit value                            $ 9.27 $10.68 $ 9.37 $ 8.44 $ 8.73 $ 8.18
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       23     30     34     32     31     21
----------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------
   Unit value                            $14.74 $15.68 $13.25 $12.25 $12.41 $11.11
----------------------------------------------------------------------------------
   Number of units outstanding (000's)        2      3      4      4      2      2
----------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $13.87 $16.08 $14.20 $12.07 $12.67 $11.85
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       54    104     80     74     38     21
----------------------------------------------------------------------------------
AXA 500 MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $15.77 $17.08 $14.39 $13.18 $13.36 $12.07
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       87    101    116     87     48     24
----------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $13.64 $15.75 $14.07 $11.88 $12.73 $12.45
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       56     43     43     39     30     11
----------------------------------------------------------------------------------
AXA BALANCED STRATEGY
----------------------------------------------------------------------------------
   Unit value                            $14.78 $15.69 $14.53 $13.94 $14.28 $13.91
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      673    958  1,077  1,120    890    564
----------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
----------------------------------------------------------------------------------
   Unit value                            $13.77 $14.48 $13.64 $13.22 $13.51 $13.24
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      320    498    573    587    503    399
----------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
----------------------------------------------------------------------------------
   Unit value                            $11.62 $11.99 $11.69 $11.57 $11.79 $11.69
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      184    355    326    222    359    132
----------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $21.46 $24.86 $20.06 $19.53 $20.22 $20.22
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       12     17     21     24     21     13
----------------------------------------------------------------------------------
AXA GROWTH STRATEGY
----------------------------------------------------------------------------------
   Unit value                            $17.33 $18.77 $16.79 $15.80 $16.23 $15.64
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,169  2,606  2,757  2,648  2,009  1,148
----------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $11.85 $14.17 $11.41 $11.58 $12.32 $13.37
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       27     32     48     44     43     18
----------------------------------------------------------------------------------
AXA INTERNATIONAL MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $10.27 $12.21 $10.00 $10.18 $10.62 $11.54
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       96    116    130    126     97     58
----------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $15.99 $17.39 $14.50 $13.43 $13.62 $12.41
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       42     47     55     46     33      8
----------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



-----------------------------------------------------------------------------------
                                              FOR THE YEAR ENDING DECEMBER 31,
                                         ------------------------------------------
                                          2018    2017   2016   2015   2014   2013
-----------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
-----------------------------------------------------------------------------------
   Unit value                            $ 29.67 $31.11 $24.49 $23.61 $23.09 $21.14
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)        34     45     56     61     78     34
-----------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------
   Unit value                            $ 19.28 $21.78 $19.46 $17.16 $18.19 $16.49
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)        35     57     68     70     67     16
-----------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------
   Unit value                            $ 23.93 $28.08 $25.43 $21.99 $23.19 $21.28
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)        14     31     34     33     25     14
-----------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
-----------------------------------------------------------------------------------
   Unit value                            $ 16.32 $17.50 $15.92 $15.13 $15.51 $15.03
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,994  2,464  2,589  2,615  2,048  1,137
-----------------------------------------------------------------------------------
AXA ULTRA CONSERVATIVE STRATEGY
-----------------------------------------------------------------------------------
   Unit value                            $  9.70 $ 9.91 $ 9.89 $ 9.92 $10.09 $10.07
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)    26,789  3,782  8,144  1,060     61     --
-----------------------------------------------------------------------------------
AXA/AB DYNAMIC MODERATE GROWTH
-----------------------------------------------------------------------------------
   Unit value                            $ 11.63 $12.57 $11.32 $11.10 $11.36 $11.03
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       564    783    870    960    714    334
-----------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
-----------------------------------------------------------------------------------
   Unit value                            $ 33.87 $37.41 $31.02 $28.03 $29.37 $28.85
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)        11     18     19     21     26     13
-----------------------------------------------------------------------------------
AXA/CLEARBRIDGE LARGE CAP GROWTH
-----------------------------------------------------------------------------------
   Unit value                            $ 19.59 $20.00 $16.20 $16.33 $16.41 $16.08
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)        12     20     32     36     44     29
-----------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
-----------------------------------------------------------------------------------
   Unit value                            $ 13.09 $13.92 $12.87 $11.86 $12.44 $11.91
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)         6      8     10     11     12     10
-----------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------
   Unit value                            $ 14.30 $16.69 $15.19 $12.38 $13.47 $13.42
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)        25     48     50     50     59     34
-----------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
-----------------------------------------------------------------------------------
   Unit value                            $ 11.21 $12.49 $11.05 $10.27 $10.74 $10.36
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)         9     15     16     17     17      1
-----------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
-----------------------------------------------------------------------------------
   Unit value                            $ 22.68 $23.49 $18.68 $19.87 $21.38 $21.91
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)        17     25     31     29     36     14
-----------------------------------------------------------------------------------
AXA/LOOMIS SAYLES GROWTH
-----------------------------------------------------------------------------------
   Unit value                            $ 22.78 $23.89 $18.06 $17.20 $15.69 $14.80
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)         8     10     15      6      1     --
-----------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



----------------------------------------------------------------------------------
                                             FOR THE YEAR ENDING DECEMBER 31,
                                         -----------------------------------------
                                          2018   2017   2016   2015   2014   2013
----------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $11.37 $13.18 $11.06 $10.68 $11.16 $11.23
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       26     30     35     37     27     18
----------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR BOND
----------------------------------------------------------------------------------
   Unit value                            $26.55 $27.15 $27.01 $26.70 $27.33 $27.16
----------------------------------------------------------------------------------
   Number of units outstanding (000's)        1      2      3      3      7      5
----------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP GROWTH
----------------------------------------------------------------------------------
   Unit value                            $11.76 $12.59 $10.30 $ 9.58 $10.38 $10.84
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       36     39     53     53     31     22
----------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP VALUE
----------------------------------------------------------------------------------
   Unit value                            $20.72 $24.23 $22.15 $17.99 $21.07 $22.59
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      218     61    365    532     52     78
----------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------
   Unit value                            $22.68 $24.25 $19.66 $18.45 $18.41 $16.95
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       15     25     38     35     27     25
----------------------------------------------------------------------------------
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------
   Unit value                            $13.47 $15.24 $13.58 $12.20 $12.72 $11.79
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       30     30     35     26     17      6
----------------------------------------------------------------------------------
EQ/CORE BOND INDEX
----------------------------------------------------------------------------------
   Unit value                            $13.00 $13.20 $13.23 $13.27 $13.45 $13.36
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      140    218    187    166    169    127
----------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------
   Unit value                            $10.80 $11.17 $10.86 $10.97 $11.60 $11.70
----------------------------------------------------------------------------------
   Number of units outstanding (000's)        7     11     11     11      9      5
----------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------
   Unit value                            $17.82 $17.98 $18.23 $18.46 $18.70 $18.74
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       24     33     31     32     27     17
----------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK
----------------------------------------------------------------------------------
   Unit value                            $17.05 $19.80 $17.07 $14.79 $16.04 $14.99
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       23     48     40     49     53      9
----------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------
   Unit value                            $22.57 $27.15 $23.46 $19.64 $20.44 $18.18
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       24     28     27     20     13      5
----------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH
----------------------------------------------------------------------------------
   Unit value                            $17.81 $20.00 $15.40 $15.37 $15.60 $16.71
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       25     32     37     31     31     21
----------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------
   Unit value                            $23.77 $23.88 $24.20 $24.61 $25.04 $25.47
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       58     82     97     90     76     35
----------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



-----------------------------------------------------------------------------------
                                              FOR THE YEAR ENDING DECEMBER 31,
                                         ------------------------------------------
                                          2018   2017    2016   2015   2014   2013
-----------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
-----------------------------------------------------------------------------------
   Unit value                            $15.46 $ 18.17 $13.63 $13.86 $13.67 $13.66
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       32      35     54     61     59     48
-----------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
-----------------------------------------------------------------------------------
   Unit value                            $ 9.83 $  9.91 $ 9.89 $ 9.86 $10.06 $10.25
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)        9      11     10      7      9      8
-----------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
-----------------------------------------------------------------------------------
   Unit value                            $15.06 $ 15.31 $15.36 $15.44 $15.67 $15.49
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)      158     107    117    125     93     68
-----------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------------------------------------------------------------
   Unit value                            $33.17 $ 34.30 $26.16 $26.26 $24.23 $22.69
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       22      28     42     38     23     12
-----------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
-----------------------------------------------------------------------------------
   Unit value                            $ 8.71 $ 10.24 $ 8.59 $ 7.93 $ 8.18 $ 7.27
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       50      58     76     67     29      1
-----------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------
   Unit value                            $98.23 $100.15 $78.16 $76.86 $75.19 $69.12
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       16      13     15     15     10      4
-----------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
-----------------------------------------------------------------------------------
   Unit value                            $13.73 $ 14.03 $13.85 $13.73 $13.95 $13.68
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)      416     515    547    663    482    508
-----------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
-----------------------------------------------------------------------------------
   Unit value                            $19.47 $ 21.03 $16.89 $16.09 $16.62 $16.12
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)      510     124    130    135     88     41
-----------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
-----------------------------------------------------------------------------------
   Unit value                            $19.61 $ 22.87 $21.29 $18.18 $19.59 $18.91
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       53      71    378     68     63     41
-----------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
-----------------------------------------------------------------------------------
   Unit value                            $27.09 $ 26.94 $19.70 $18.39 $17.60 $15.77
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       45      54     64     56     32     16
-----------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Examples of automatic payment plans

--------------------------------------------------------------------------------

The following examples illustrate the amount of the automatic withdrawals that would be taken under the various payment plans described in "Automatic payment plans" under "Accessing your money" earlier in this Prospectus. The examples assume a $100,000 allocation to the investment options with assumed investment performance of 0%. The examples show how the different automatic payment plans can be used without reducing your Roll-up benefit base. The examples also show the effect of withdrawals on the Highest Anniversary Value benefit base used to calculate the Roll-up benefit base. Also, the examples are based on the Roll-up rate shown below and assume that the Roll-up benefit base does not reset.

MAXIMUM PAYMENT

FULL ANNUAL WITHDRAWAL AMOUNT PAYMENT

Under this payment plan, you will receive the Annual withdrawal amount as scheduled payments. In this example, the "Withdrawal" column reflects the Annual withdrawal amount for the years shown. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by the "Roll-up rate." In contract year 4, the "Beginning of year Roll-up benefit base" is calculated by multiplying the "Beginning of year Roll-up benefit base" from year 3 by the "Roll-up rate" and subtracting from that total the year 3 "Withdrawal" amount.

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0             0.00%                 $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0             0.00%                 $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $5,513             5.00%                 $ 94,488
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $110,250/(c)/       $5,513             5.00%                 $ 88,975
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $110,250 = $110,250 x (1+0.05) - $5,513

CUSTOMIZED PAYMENT PLANS

FIXED PERCENTAGE OF 4%

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on a withdrawal percentage that is fixed at 4.0%. In this example, amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by 4.0%.

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $4,410           4.00%/(c)/              $ 95,590
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $111,353/(d)/       $4,454           4.00%/(c)/              $ 91,136
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)In contract years 3 and 4, the contract owner received withdrawal amounts of 4.0% even though the Annual Roll-up rate was greater.
(d)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $111,353 = $110,250 x (1+0.05) - $4,410

FIXED DOLLAR OF $5,000

Under this payment plan, you will receive a withdrawal amount that is based on a fixed dollar amount. The fixed dollar amount may not exceed the Annual withdrawal amount in any contract year. In this example, the contract owner has elected to receive withdrawals of $5,000. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by the "Percent of Roll-up benefit base withdrawn."

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $5,000           4.54%/(c)/              $ 95,000
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $110,763/(d)/       $5,000           4.51%/(c)/              $ 90,000
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)In contract years 3 and 4, the contract owner received withdrawal amounts less than 5.0% even though the Annual Roll-up rate was 5%.
(d)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $110,763 = $110,250 x (1+0.05) - $5,000

               APPENDIX II: EXAMPLES OF AUTOMATIC PAYMENT PLANS

Appendix III: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Only one additional transfer contribution may be made per contract year. The maximum aggregate contributions for any contract year is 100% of first-year contributions.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to a guaranteed benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.

While the contract is owned by the plan trust, all payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit, prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions ("RMDs") must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether RMDs the plan administrator must take under QP contracts would cause withdrawals in excess of the GMIB Roll-up benefit base (5% or 4%, as applicable);

..   that provisions in the Treasury Regulations on RMDs require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating RMDs. This could increase the amounts required to be distributed; and

..   that if the GMIB is automatically exercised as a result of either the no lapse guarantee, or requested due to a fee increase, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

                                     III-1

            APPENDIX III: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix IV: Guaranteed benefit base examples

--------------------------------------------------------------------------------

The following illustrates the Guaranteed benefit base calculations. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), with no additional contributions, the Guaranteed benefit base(s) for an owner age 65 would be calculated as follows:


                                                                         HIGHEST
                                                           RETURN OF   ANNIVERSARY       HIGHEST
                                                           PRINCIPAL      VALUE        ANNIVERSARY
                ASSUMED                                      DEATH     BENEFIT BASE       VALUE
END OF CONTRACT   NET                ACCOUNT                BENEFIT      (WITHOUT      BENEFIT BASE       ROLL-UP
     YEAR       RETURN  ROLL-UP RATE  VALUE   WITHDRAWAL     BASE         GMIB)        (WITH GMIB)      BENEFIT BASE
------------------------------------------------------------------------------------------------------------------------
       1           3%        5%      $103,000   $    0   $100,000/(1)/   $103,000/(3)/   $103,000/(3)/   $105,000
------------------------------------------------------------------------------------------------------------------------
       2           9%        5%      $112,270   $    0   $100,000/(1)/   $112,270/(3)/   $112,270/(3)/   $112,270/(8)/
------------------------------------------------------------------------------------------------------------------------
       3         (2)%        5%      $110,025   $    0   $100,000/(1)/   $112,270/(4)/   $112,270/(4)/   $117,884
------------------------------------------------------------------------------------------------------------------------

Alternative #1: Client withdraws annual withdrawal amount
       4           2%        5%      $106,332   $5,894   $ 94,748/(2)/   $106,374/(5)/   $106,376/(6)/   $117,884/(9)/
------------------------------------------------------------------------------------------------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,894

Alternative #2: Client withdraws an amount in excess of the annual withdrawal amount
       4           2%        5%      $104,226   $8,000   $ 92,872/(2)/   $104,267/(5)/   $104,380/(7)/   $115,672/(10)/
------------------------------------------------------------------------------------------------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,784





END OF CONTRACT  "GREATER OF"
     YEAR            GMDB
--------------------------------
       1          $105,000/(11)/
--------------------------------
       2          $112,270/(12)/
--------------------------------
       3          $117,884/(11)/
--------------------------------

Alternative #1: Client withdraws annual withdrawal amount
       4          $117,884/(11)/
--------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,894

Alternative #2: Client withdraws an amount in excess of the annual withdrawal amount
       4          $115,672/(11)/
--------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,784

The account values for contract years 1 through 4 are based on hypothetical rates of return of 3.0%, 9.0%, (2.0)%, and 2.0%. We are using these rates solely to illustrate how the benefit is calculated. The rates of return bear no relationship to past or future investment results. Please note that the Excess withdrawal in the example below does not represent a RMD payment made through our automatic RMD service. For more information on RMD payments through our automatic RMD service, please see "Lifetime required minimum distribution withdrawals" in "Accessing your money" earlier in this Prospectus.

ACCOUNT VALUE

For example, at the end of contract year 4, the account value is calculated as:
$110,025 x (1+2.0%) = $112,226; $112,226 - $5,894 = $106,332.

GUARANTEED MINIMUM DEATH BENEFIT

RETURN OF PRINCIPAL BENEFIT BASE

(1)At the end of contract years 1 through 3, the Return of Principal death benefit base is equal to the initial contribution, $100,000.

(2)At the end of contract year 4, the Return of Principal death benefit base is reduced by the withdrawal on a pro-rata basis. For example, under Alternative #1, the withdrawal amount of $5,894 equals 5.252% of the account value ($5,894 / $112,226 = 5.252%), and the benefit base would be reduced by 5.252%; $100,000 x (1 - 5.252%) = $94,748.

HIGHEST ANNIVERSARY VALUE BENEFIT BASE

(3)At the end of contract years 1 and 2, the Highest Anniversary Value benefit base is equal to the current account value. For example, at the end of contract year 2, Highest Anniversary Value benefit base equals the account value of $112,270.

(4)At the end of contract year 3, the Highest Anniversary Value benefit base is equal to the Highest Anniversary Value benefit base at the end of the prior year since it is higher than the current account value.
   For example, at the end of contract year 3, Highest Anniversary Value benefit base equals the Highest Anniversary Value benefit base at the end of year 2 of $112,270.

(5)At the end of contract year 4, the Highest Anniversary Value benefit is reduced by the withdrawal on a pro-rata basis if GMIB is not elected. Under Alternative #1, the withdrawal amount of $5,894 equals 5.252% of the account value ($5,894 / $112,226 = 5.252%), and the Highest Anniversary Value benefit base would be reduced by 5.252%; $112,270 x (1 - 5.252%) = $106,374.
   Under Alternative #2, the withdrawal amount of $8,000 equals 7.128% of the account value ($8,000 / $112,226 = 7.128%), and the Highest Anniversary Value benefit base would be reduced by 7.128%; $112,270 x (1 - 7.128%) = $104,267.

                 APPENDIX IV: GUARANTEED BENEFIT BASE EXAMPLES

(6)Under Alternative #1, at the end of contract year 4, the Highest Anniversary Value benefit base is reduced by the withdrawal on a dollar-for-dollar basis if GMIB is elected. Highest Anniversary Value benefit base is equal to the greater of the account value after withdrawal $106,332, and $106,376 [= $112,270 (the Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,894 (Withdrawal amount)]

(7)Under Alternative #2, at the end of contract year 4, the Highest Anniversary Value benefit base is first reduced by the Annual withdrawal amount if GMIB is elected: ($112,270 - $5,894 = $106,376). Then it is further reduced on a pro-rata basis by the withdrawal in excess of the Annual withdrawal amount. The withdrawal in excess of the Annual withdrawal amount is 1.877% of the account value [($8,000 - $5,894) / $112,226 = 1.877%] and the benefit base would be reduced by 1.877%: $106,376 (Highest Anniversary Value benefit base after the Annual withdrawal amount) - $1,996 (1.877% x $106,376) = $104,380.

ROLL-UP BENEFIT BASE (FOR GMIB AND "GREATER OF" GMDB)

In the example, the first withdrawal is made in contract year 4. The Deferral Roll-up rate is applied in year 1 through 3 before the first withdrawal. In contract year 4, the Annual Roll-up rate is applied. Both the Deferral Roll-up rate and the Annual Roll-up rate are 5%. At the end of contract year 1, the Roll-up benefit base is equal to the initial contribution plus the Deferral Roll-up amount. At the end of contract years 2 through 3, the Roll-up benefit base is equal to the account value, if higher than the previous year's Roll-up benefit base plus the Deferral Roll-up amount. At the end of contract year 4, the Roll-up benefit base is equal to the previous year's Roll-up benefit base plus the Annual Roll-up amount.

For example, at the end of contract year 2, Roll-up benefit base = $110,250 [= $105,000 (the Roll-up benefit base as of the last contract date anniversary) + $105,000 x 5.00% (the Deferral Roll-up amount)]

(8)At the end of contract year 2, the Roll-up benefit base is reset to the current account value. At the end of contract year 2, the Roll-up benefit base equals Account Value of $112,270.

(9)Under Alternative #1, at the end of contract year 4, the Roll-up benefit base is equal to $117,884 (the Roll-up benefit base as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit base neither decreases nor increases.

(10)Under Alternative #2, at the end of contract year 4, the Roll-up benefit base is reduced on a pro-rata basis by the withdrawal amount in excess of the Annual withdrawal amount. The withdrawal in excess of the Annual withdrawal amount is 1.877% of the account value [($8,000 - $5,894) / $112,226 =1.877%] and the benefit base would be reduced by 1.877%: $117,884 (the Roll-up benefit bases as of the last contract date anniversary) - $2,212 (1.877% x $117,884) = $115,672. The Annual withdrawal amount $5,894 does not reduce your Roll-up benefit base.

"GREATER OF" GMDB BENEFIT BASE

The "Greater of" GMDB benefit base is the greater of (i) the Roll-up benefit base and (ii) the Highest Anniversary Value benefit base.

(11)At the end of contract years 1 and 3 through 4, the "Greater of" GMDB benefit base is based on the Roll-up benefit base. For example, at the end of contract year 3, the "Greater of" GMDB benefit base equals the Roll-up benefit base of $117,884.

(12)At the end of contract year 2, the "Greater of" GMDB benefit base is based on the Highest Anniversary Value benefit base. For example, at the end of contract year 2, the "Greater of" GMDB benefit base equals the Highest Anniversary Value benefit base of $112,270.

                 APPENDIX IV: GUARANTEED BENEFIT BASE EXAMPLES

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II, the Earnings enhancement benefit and the GMIB, including the conversion to the GWBL on the contract date anniversary following age 85, under certain hypothetical circumstances for Series B, Series CP(R) and Series L contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.34)% and 3.66% for Series B contracts; (2.69)% and 3.31% for Series CP contracts; (2.74)% and 3.26% for Series L contracts at the 0% and 6% gross annual rates, respectively.


These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the "Greater of" GMDB, the Earnings enhancement benefit, the GMIB and GWBL features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II charge, the Earnings enhancement benefit charge, the GMIB II charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual GMIB" for ages 85 and under reflect the lifetime income that would be guaranteed if the GMIB II is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual GMIB" columns indicates that the contract has terminated due to insufficient account value. However, the GMIB II has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the GWBL, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 85 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.51%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.28% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect the fees and expenses for the ATP Portfolio, which is not available for direct allocations. These rates also do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these expense limitation arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES B
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL DEATH BENEFIT  LIFETIME ANNUAL       LIFETIME ANNUAL
    CONTRACT                                                      WITH EARNINGS            GMIB:               GMIB:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME/(1)/ HYPOTHETICAL INCOME/(1)/
------------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%        0%        6%          0%          6%      0%           6%
------------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000   100,000   100,000     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
61      1     94,588 100,567 87,588  93,567 105,000    105,000   107,000   107,000     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
62      2     89,185 101,017 82,185  94,017 110,250    110,250   114,350   114,350     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
63      3     83,783 101,337 77,783  95,337 115,763    115,763   122,068   122,068     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
64      4     78,376 101,518 72,376  95,518 121,551    121,551   130,171   130,171     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
65      5     72,956 101,547 67,956  96,547 127,628    127,628   138,679   138,679     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
66      6     67,515 101,411 64,515  98,411 134,010    134,010   147,613   147,613     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
67      7     62,046 101,097 61,046 100,097 140,710    140,710   156,994   156,994     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
68      8     56,541 100,589 56,541 100,589 147,746    147,746   166,844   166,844     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
69      9     50,991  99,872 50,991  99,872 155,133    155,133   177,186   177,186     N/A            N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
70     10     45,358  98,930 45,358  98,930 162,889    162,889   188,045   188,045   5,500          5,500   5,500        5,500
------------------------------------------------------------------------------------------------------------------------------------
75     15     16,101  90,187 16,101  90,187 207,893    207,893   251,050   251,050   7,876          7,876   7,876        7,876
------------------------------------------------------------------------------------------------------------------------------------
80     20          0  72,676      0  72,676       0    265,330         0   331,462      NA/(2)/    11,453       0       11,453
------------------------------------------------------------------------------------------------------------------------------------
85     25          0  42,857      0  42,857       0    338,635         0   404,767      NA/(2)/    16,919       0       16,919
------------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------------------
                                                             TOTAL DEATH BENEFIT
    CONTRACT                                                 WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%         6%         0%         6%        0%     6%     0%        6%
------------------------------------------------------------------------------------------------------------------
85     25    0     42,857   0   42,857 0        338,635      0        404,767     0    338,635  0       16,932
------------------------------------------------------------------------------------------------------------------
90     30    0      3,310   0    3,310 0        338,635      0        404,767     0    338,635  0       16,932
------------------------------------------------------------------------------------------------------------------
95     35    0          0   0        0 0              0      0              0     0    338,635  0       16,932
------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating Guaranteed Income. Based on the assumption of either 0% or 6% returns, the Guaranteed Income produced in this example is the same.

(2)If the no lapse guarantee is in effect, the contract is terminated and Lifetime GMIB payments calculated using the GMIB benefit base amount at the time of termination will commence.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES CP
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL DEATH BENEFIT
                                                                 WITH EARNINGS       LIFETIME ANNUAL       LIFETIME ANNUAL
    CONTRACT                                                      ENHANCEMENT             GMIB:               GMIB:
AGE   YEAR    ACCOUNT VALUE   CASH VALUE   "GREATER OF" GMDB II     BENEFIT         GUARANTEED INCOME/(1)/ HYPOTHETICAL INCOME/(1)/
-----------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%     0%         6%        0%        6%          0%          6%      0%           6%
-----------------------------------------------------------------------------------------------------------------------------------
60      0    103,000 103,000 95,000 95,000 100,000    100,000   100,000   100,000     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
61      1     97,148 103,307 89,148 95,307 105,000    105,000   107,000   107,000     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
62      2     91,338 103,486 83,338 95,486 110,250    110,250   114,350   114,350     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
63      3     85,560 103,528 78,560 96,528 115,763    115,763   122,068   122,068     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
64      4     79,807 103,420 73,807 97,420 121,551    121,551   130,171   130,171     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
65      5     74,070 103,151 69,070 98,151 127,628    127,628   138,679   138,679     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
66      6     68,341 102,708 64,341 98,708 134,010    134,010   147,613   147,613     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
67      7     62,611 102,078 59,611 99,078 140,710    140,710   156,994   156,994     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
68      8     56,872 101,246 54,872 99,246 147,746    147,746   166,844   166,844     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
69      9     51,115 100,198 50,115 99,198 155,133    155,133   177,186   177,186     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
70     10     45,301  98,917 45,301 98,917 162,889    162,889   188,045   188,045   5,500          5,500   5,500        5,500
-----------------------------------------------------------------------------------------------------------------------------------
75     15     15,503  88,394 15,503 88,394 207,893    207,893   251,050   251,050   7,876          7,876   7,876        7,876
-----------------------------------------------------------------------------------------------------------------------------------
80     20          0  69,046      0 69,046       0    265,330         0   331,462      NA/(2)/    11,453       0       11,453
-----------------------------------------------------------------------------------------------------------------------------------
85     25          0  37,477      0 37,477       0    338,635         0   404,767      NA/(2)/    16,919       0       16,919
-----------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------------------------
                                                             TOTAL DEATH BENEFIT
    CONTRACT                                                 WITH THE EARNINGS                       GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT  GWBL BENEFIT BASE  WITHDRAWAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%         6%         0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------
85     25    0     37,477   0   37,477 0        338,635      0        404,767     0       338,635    0       16,932
-----------------------------------------------------------------------------------------------------------------------
90     30    0          0   0        0 0              0      0              0     0       338,635    0       16,932
-----------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating Guaranteed Income. Based on the assumption of either 0% or 6% returns, the Guaranteed Income produced in this example is the same.

(2)If the no lapse guarantee is in effect, the contract is terminated and Lifetime GMIB payments calculated using the GMIB benefit base amount at the time of termination will commence.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES L
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL DEATH BENEFIT
                                                                 WITH EARNINGS       LIFETIME ANNUAL       LIFETIME ANNUAL
    CONTRACT                                                      ENHANCEMENT             GMIB:               GMIB:
AGE   YEAR    ACCOUNT VALUE   CASH VALUE   "GREATER OF" GMDB II     BENEFIT         GUARANTEED INCOME/(1)/ HYPOTHETICAL INCOME/(1)/
-----------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%     0%         6%        0%        6%          0%          6%      0%           6%
-----------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000 92,000 100,000    100,000   100,000   100,000     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
61      1     94,190 100,169 86,190 92,169 105,000    105,000   107,000   107,000     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
62      2     88,422 100,206 81,422 93,206 110,250    110,250   114,350   114,350     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
63      3     82,688 100,100 76,688 94,100 115,763    115,763   122,068   122,068     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
64      4     76,981  99,841 71,981 94,841 121,551    121,551   130,171   130,171     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
65      5     71,291  99,417 71,291 99,417 127,628    127,628   138,679   138,679     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
66      6     65,611  98,815 65,611 98,815 134,010    134,010   147,613   147,613     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
67      7     59,931  98,020 59,931 98,020 140,710    140,710   156,994   156,994     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
68      8     54,244  97,020 54,244 97,020 147,746    147,746   166,844   166,844     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
69      9     48,539  95,799 48,539 95,799 155,133    155,133   177,186   177,186     N/A            N/A     N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
70     10     42,779  94,341 42,779 94,341 162,889    162,889   188,045   188,045   5,500          5,500   5,500        5,500
-----------------------------------------------------------------------------------------------------------------------------------
75     15     13,268  82,864 13,268 82,864 207,893    207,893   251,050   251,050   7,876          7,876   7,876        7,876
-----------------------------------------------------------------------------------------------------------------------------------
80     20          0  62,450      0 62,450       0    265,330         0   331,462      NA/(2)/    11,453       0       11,453
-----------------------------------------------------------------------------------------------------------------------------------
85     25          0  29,685      0 29,685       0    338,635         0   404,767      NA/(2)/    16,919       0       16,919
-----------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------------------------
                                                             TOTAL DEATH BENEFIT
    CONTRACT                                                 WITH THE EARNINGS                       GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT  GWBL BENEFIT BASE  WITHDRAWAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%         6%         0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------
85     25    0     29,685   0   29,685 0        338,635      0        404,767     0       338,635    0       16,932
-----------------------------------------------------------------------------------------------------------------------
90     30    0          0   0        0 0              0      0              0     0       338,635    0       16,932
-----------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating Guaranteed Income. Based on the assumption of either 0% or 6% returns, the Guaranteed Income produced in this example is the same.

(2)If the no lapse guarantee is in effect, the contract is terminated and Lifetime GMIB payments calculated using the GMIB benefit base amount at the time of termination will commence.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000           100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000           104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000             4,000             4,000
    EARNINGS: death benefit
    less net contributions (prior to
    the withdrawal in D).
    B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0               3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0                 0               2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS
    GREATER OF D MINUS C OR ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000           100,000           98,000
    the withdrawal in D)
    A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000/(2)/      98,000/(2)/
    withdrawal in D)
    B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000             1,000               0
    CONTRIBUTIONS
    G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%               40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT            1,600              400                0
    H TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600           101,400           98,000
    Earnings enhancement benefit
    G PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.
(2)Assumes no earnings on the contract; and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

               APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: Rules regarding contributions to your contract

--------------------------------------------------------------------------------

             THE FOLLOWING TABLES DESCRIBES THE RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT. THE MINIMUM
                       INITIAL CONTRIBUTION AMOUNT FOR ALL CONTRACT SERIES AND TYPES IS $25,000.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (SERIES B & SERIES L)
                     .   0-70 (SERIES CP(R))
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS        .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 TRADITIONAL IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (SERIES B & SERIES L)
                     .   20-70 (SERIES CP(R))
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.
                     .   Rollovers from another traditional individual retirement arrangement.
                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                     .   Regular IRA contributions.
                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/   .   Contributions made after age 70 1/2 must be net of required minimum distributions.
                     .   Although we accept regular IRA contributions (limited to $6,000) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix IX earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

                                     VII-1

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                         ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (SERIES B & SERIES L)
                          .   20-70 (SERIES CP(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.
                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct custodian-to-custodian transfers from another Roth IRA.
                          .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.
                          .   Although we accept Roth IRA contributions (limited to $6,000) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (SERIES B & SERIES L)
                          .   Not Available for Series CP(R)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Any additional contributions must be from the same type of IRA of the same deceased owner.
                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                            QP
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-75 (SERIES B & SERIES L)
                          .   20-70 (SERIES CP(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $500
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Only transfer contributions from other investments within an existing qualified plan trust.
                          .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.
                          .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
------------------------------------------------------------------------------------------------------------------------------

                                     VII-2

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                             QP
--------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON             .   A separate QP contract must be established for each plan participant, even defined benefit plan
CONTRIBUTIONS/(1)/             participants.
                           .   We do not accept regular on-going payroll contributions or contributions directly from the employer.
                           .   Only one additional transfer contribution may be made during a contract year.
                           .   No additional transfer contributions after the annuitant's attainment of age 75 or if later, the first contract date anniversary.
                           .   The maximum contribution age for QP contracts without the "Greater of" Guaranteed minimum death benefit will be set for the life of the contract at a date equal to age 75 (or if later, the first contract date anniversary) of the older of the original Owner(s) and Annuitant(s). (Age
                               70 for Series CP.)
                           .   The maximum contribution age for QP contracts with GMIB and the "Greater of" Guaranteed minimum death benefit will be set for the life of the contract at a date equal to age 70 (or if later, the first contract date anniver- sary) of the older of the original Owner(s) and Annuitant(s).
                           .   Contributions after age 70 1/2 must be net of any required minimum distributions.
                           .   Maximum aggregate contributions for any contract year is 100% of first-year contributions.
See Appendix III earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix IX earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

                                     VII-3

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Appendix VIII: Formula for asset transfer program for guaranteed benefits

--------------------------------------------------------------------------------


As explained in the "Guaranteed minimum income benefit ("GMIB")" section in this Prospectus, if the GMIB, "Greater of" GMDB or GWBL is in effect, your contract will be subject to predetermined mathematical formulas that require transfers between the variable investment options which you have selected and the ATP Portfolio. This Appendix provides additional information regarding the formulas.

The formulas are set when we issue your contract and do not change while the GMIB, "Greater of" GMDB or GWBL is in effect. On each valuation day, the formulas determine whether a transfer into or out of the ATP Portfolio is required. For purposes of these calculations, amounts in the guaranteed interest option and amounts in a Special DCA program are excluded from amounts that are transferred into the ATP Portfolio.


First, the following ATP formula is used to calculate a contract ratio:

   Contract Ratio = 1 - (AV / BB)
   WHERE:
   AV = account value on the valuation day (off-cycle valuations use the account value as of the previous business day).
   BB = Roll-up benefit base on the valuation day.

Please see the "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" section in this Prospectus for more information on the Roll-up benefit base.


The contract ratio is then compared to predetermined "transfer points" to determine what portion of account value needs to be held in the ATP Portfolio. For your GMIB, there is a minimum and maximum transfer point, which are determined according to the following table.


   --------------------------------------------------------------------------
   CONTRACT DATE ANNIVERSARY  MINIMUM TRANSFER POINT  MAXIMUM TRANSFER POINT
   --------------------------------------------------------------------------
          ISSUE DATE                   10%                     20%
   --------------------------------------------------------------------------
             1ST                       12%                     22%
   --------------------------------------------------------------------------
             2ND                       14%                     24%
   --------------------------------------------------------------------------
             3RD                       16%                     26%
   --------------------------------------------------------------------------
             4TH                       18%                     28%
   --------------------------------------------------------------------------
             5TH                       20%                     30%
   --------------------------------------------------------------------------
             6TH                       22%                     32%
   --------------------------------------------------------------------------
             7TH                       24%                     34%
   --------------------------------------------------------------------------
             8TH                       26%                     36%
   --------------------------------------------------------------------------
             9TH                       28%                     38%
   --------------------------------------------------------------------------
             10TH                      30%                     40%
   --------------------------------------------------------------------------
             11TH                      32%                     42%
   --------------------------------------------------------------------------
             12TH                      34%                     44%
   --------------------------------------------------------------------------
             13TH                      36%                     46%
   --------------------------------------------------------------------------
             14TH                      38%                     48%
   --------------------------------------------------------------------------
             15TH                      40%                     50%
   --------------------------------------------------------------------------
             16TH                      42%                     52%
   --------------------------------------------------------------------------
             17TH                      44%                     54%
   --------------------------------------------------------------------------
             18TH                      46%                     56%
   --------------------------------------------------------------------------
             19TH                      48%                     58%
   --------------------------------------------------------------------------
       20TH (AND LATER)                50%                     60%
   --------------------------------------------------------------------------

The minimum and maximum transfer points are interpolated between the beginning of contract year value and end of contract year value during the course of the year. For example, during the first contract year, the minimum transfer point moves from 10% on the first day of the first contract year to 12% on the first day on the second contract year. The maximum transfer point moves similarly during the first contract year from 20% on the first day of the first contract year to 22% on the first day on the second contract year. The ranges for the first and second contract year are shown in the charts below to illustrate the interpolation of transfer points between the beginning of a contract year and the end of a contract year.

                                    VIII-1

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

----------------------------------------------------------------------
FIRST CONTRACT YEAR RANGE:
----------------------------------------------------------------------
                                                            MAY 14
                            MAY 15                      FIRST CONTRACT
                            ISSUE                            DATE
                             DATE  AUG 15 NOV 15 FEB 15  ANNIVERSARY
----------------------------------------------------------------------
  MinimumTransfer Point       10%   10.5%   11%   11.5%       12%
----------------------------------------------------------------------
  MaximumTransfer Point       20%   20.5%   21%   21.5%       22%
----------------------------------------------------------------------

SECOND CONTRACT YEAR RANGE:
------------------------------------------------------------------------
                               MAY 14
                                FIRST                        MAY 14
                              CONTRACT                   SECOND CONTRACT
                                DATE      AUG  NOV  FEB       DATE
                             ANNIVERSARY  15   15   15     ANNIVERSARY
------------------------------------------------------------------------
  MinimumTransfer Point          12%     12.5% 13% 13.5%       14%
------------------------------------------------------------------------
  MaximumTransfer Point          22%     22.5% 23% 23.5%       24%
------------------------------------------------------------------------

On each valuation day, the portion of account value to be held in the ATP Portfolio is determined by comparing the contract ratio to the transfer points. If the contract ratio is equal to or less than the minimum transfer point, all of the account value in the ATP Portfolio, if any, will be transferred to the variable investment options selected by you. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the ATP Portfolio depending on the account value already in the ATP Portfolio, the guaranteed interest option and a Special DCA program. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of the account value that is invested in the variable investment options selected by you, excluding amounts invested in the guaranteed interest option and a Special DCA program, will be transferred into the ATP Portfolio.

A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the ATP Portfolio. For example, the transfer amount formula seeks to reallocate account value such that for every 1% by which the contract ratio exceeds the minimum transfer point on a given valuation day, 10% of the account value will be held in the ATP Portfolio, the guaranteed interest option, and a Special DCA program. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the ATP Portfolio such that 100% of account value will be invested in the ATP Portfolio, the guaranteed interest option, and a Special DCA program.

The transfer amount formula first determines the target percentage that must be in the ATP Portfolio after the ATP transfer as follows:



                                             Contract Ratio - Minimum Transfer Point
                                   ATP%  =   ---------------------------------------

                                                      0.1

  WHERE:

                                   ATP%  =   Required percentage of account value in the ATP Portfolio, the guaranteed interest option and the Special DCA program after the ATP transfer.

                         Contract Ratio  =   The contract ratio calculated on the valuation day

                 Minimum Transfer Point  =   The minimum transfer point on the valuation day

                                    0.1  =   The 10% differential between the minimum transfer point and the maximum transfer point

The required amount of account value in the ATP Portfolio after the ATP transfer is calculated as follows:

                             ATP Amount  =   (ATP% * AV) - guaranteed interest option - amounts in a
                                             Special DCA program

  WHERE:

                                     AV  =   account value on the valuation day.

             guaranteed interest option  =   account value in the guaranteed interest option on the
                                             valuation day.

       amounts in a Special DCA program  =   account value in a Special DCA program on the valuation day


The ATP Amount cannot be less than $0.

The transfer amount formula is used to determine the transfer amount as follows:


   ATP transfer amount = (ATP amount) - (account value currently in ATP
   Portfolio)

The ATP transfer amount is the amount that must be moved either in or out of the ATP Portfolio.


                                    VIII-2

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

..   If the ATP transfer amount is positive, it will be moved into the ATP
    Portfolio if it meets the minimum transfer threshold.

..   If the ATP transfer amount is negative, it will be moved out of the ATP
    Portfolio if it meets the minimum transfer threshold described below.


The minimum amount that will be transferred is the greater of 1% of account value or $1,000. The test for whether the ATP transfer amount meets the minimum transfer threshold is as follows:

..   If the ATP transfer amount is less than the minimum transfer amount, the
    ATP transfer will not be processed.

..   If the ATP transfer amount is greater than or equal to the minimum transfer amount, the ATP transfer will be processed.

The following are examples of transactions under the ATP:


---------------------------------------------------------------
                  EXAMPLE 1       EXAMPLE 2       EXAMPLE 3
---------------------------------------------------------------
CONTRACT RATIO  17.5%           27%             35%
---------------------------------------------------------------
VALUATION DAY   4th contract    5th contract    6th contract
                anniversary     anniversary     anniversary
---------------------------------------------------------------
TRANSFER POINTS Minimum = 18%   Minimum = 20%   Minimum = 22%
                Maximum = 28%   Maximum = 30%   Maximum = 32%
---------------------------------------------------------------
INVESTMENT      Option A        Option B        Option B
ELECTION
---------------------------------------------------------------
ASSUMPTIONS     account value   account value   account value
                = $100,000      = $100,000      = $100,000
                ATP Portfolio   ATP Portfolio   ATP Portfolio
                = $40,000       = $40,000       = $40,000
                guaranteed      Special DCA     Special DCA
                interest        program =       program =
                option =        $20,000         $20,000
                $10,000
                Special DCA
                program =
                $20,000
---------------------------------------------------------------
TRANSFER POINT  Contract ratio  Contract ratio  Contract ratio
VALUATION       is less than    is greater      is greater
                the minimum     than minimum    than maximum
                transfer point  but less than   transfer point
                therefore, all  maximum         therefore, all
                amounts must    transfer        amounts that
                be moved out    point. Must     are not in the
                of the ATP      determine       guaranteed
                Portfolio.      amount to move  interest
                                in or out of    option or a
                                the ATP         Special DCA
                                Portfolio if    program must
                                necessary.      be moved into
                                                the ATP
                                                Portfolio.
---------------------------------------------------------------
ATP%            0%              (0.27 - 0.2) /  100%
(Contract                       0.1 = 0.7 OR
Ratio - Minimum                 70%
Transfer
Point) / 0.2
---------------------------------------------------------------
ATP AMOUNT      (0*$100,000) -  (0.7 *          (1*$100,000) -
(ATP% * AV) -   $10,000 -       $100,000) -     $20,000 =
guaranteed      $20,000 =       $20,000 =       $80,000
interest        -$30,000,       $50,000
option -        (cannot be
Special DCA     less than $0)
program         ATP Amount = $0
---------------------------------------------------------------
TRANSFER AMOUNT $0 - $40,000 =  SCENARIO 1 -    $80,000 -
(ATP Amount) -  -$40,000,       USING CURRENT   $40,000 =
(account value  (transferred    ASSUMPTIONS:    $40,000
currently in    out of the ATP  $50,000 -       (transferred
the ATP         Portfolio)      $40,000 =       into the ATP
Portfolio)                      $10,000         Portfolio)
                                (transferred
                                into the ATP
                                Portfolio.)
                                SCENARIO 2 -
                                IF CURRENT
                                AMOUNT IN THE
                                ATP PORTFOLIO
                                = $65,000
                                INSTEAD OF
                                $40,000:
                                $50,000 -
                                $65,000 =
                                -$15,000
                                (transferred
                                out of the ATP
                                Portfolio.)
---------------------------------------------------------------


                                    VIII-3

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

ATP transfers into the ATP Portfolio will be transferred out of your variable investment options. No amounts will be transferred out of the guaranteed interest option or a Special DCA program. ATP transfers out of the ATP Portfolio will be allocated among the investment options included in your contract's allocation instructions other than the guaranteed interest option. Any amounts that would have been allocated to the guaranteed interest option will be prorated among the variable investment options. No amounts will be transferred into or out of the guaranteed interest option and the Special DCA program as a result of any ATP transfer.


On any day that a transfer (excluding a dollar cost averaging transfer) is made out of the guaranteed interest option into a variable investment option, the formulas described above will be run, which may in turn trigger an off cycle ATP transfer. Regardless of when this off cycle valuation occurs, an ATP valuation will again occur on the next valuation day. Cancellation of any dollar cost averaging program will not trigger an off cycle ATP transfer. For the purposes of the off cycle valuation only, the ATP transfer amount formula will use the account value as of the previous business day. Off cycle valuations will use the transfer points for the most recent valuation day.

ATP EXIT OPTION

When the ATP exit option is processed your guaranteed benefit base(s) will be adjusted as follows:

  New Benefit Base =  (1- 3%) X A   _ D
                      -------------
                       1 - B + C

   WHERE:

  New Benefit Base =  The new value that the Roll-up benefit base and Highest
                      Anniversary Value benefit base (if applicable) will be adjusted to if this value is less than the current value of the respective benefit bases.

   A =  The account value as of the day prior to the ATP exit option.

   B = The [interpolated] minimum transfer point as of the next valuation day.

   C =  The total rider charge percentage for both the GMIB and GMDB benefits.

   D = The prorated Roll-up amount from the last contract date anniversary to the next valuation day plus the prorated Roll-up amount for contributions and transfers in that contract year as of the next valuation day minus the contract year-to-date withdrawals up to the Annual withdrawal amount.

  3% = cushion in investment performance to decrease the probability of an ATP transfer on the upcoming valuation day.

For example, the ATP exit option is processed during the seventh month of the fifth ATP year. In the current ATP year, the number of completed months is six. The minimum transfer point is 19%, which is derived by interpolating the fourth ATP year anniversary minimum transfer point and the fifth ATP year anniversary minimum transfer point [=(18%+20%)/2]. The cushion is 3%. Assume that your account value is $100,000, Highest Anniversary Value benefit base is $110,000, Roll-up benefit base is $130,000 and the Roll-up rate is the 5% Annual Roll-up rate. Note that the benefit base for the GMIB is the Roll-up benefit base ($130,000) and that the benefit base for the "Greater of" GMDB ($130,000) is the greater of the Highest Anniversary Value benefit base ($110,000) and the Roll-up benefit base ($130,000). Also assume that no withdrawal has been taken in this contract year and that the pro-rated Roll-up amount (net of withdrawals) is $3,250 (=5%X$130,000X6/12 - 0).

When the ATP exit option is processed, the new benefit base is:

  New benefit base =  (1- 3%) X 100,000   _ 3,250              = $113,197
                      -------------------
                       1 - 0.19 + 0.023

Your Highest Anniversary Value benefit base stays at the current value ($110,000), as the new benefit base ($113,197) is greater than your current Highest Anniversary Value benefit base. Your Roll-up benefit base is adjusted to the new benefit base ($113,197), as the new benefit base is less than your current Roll-up benefit base. Accordingly, the new Roll-up benefit base for your GMIB is $113,197. Your "Greater of" GMDB is also adjusted to the new benefit base of $113,197, as it is the greater of the Highest Anniversary Value benefit base ($110,000) and the Roll-up benefit base ($113,197).

                                    VIII-4

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

Appendix IX: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Regardless of the state, the rate initially set on an outstanding loan cannot be changed.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
------------------------------------------------------------------------------
ARIZONA     See "Contract features and       If you reside in the state of
            benefits"--"Your right to        Arizona and you are age 65 or
            cancel within a certain number   older at the time the contract
            of days"                         is issued, you may return your
                                             variable annuity contract within
                                             30 days from the date that you
                                             receive it and receive a refund
                                             of account value. This is also
                                             referred to as the "free look"
                                             period.
------------------------------------------------------------------------------
ARKANSAS    See "Your right to cancel        If you purchased your contract
            within a certain number of       through a Section 1035 exchange
            days" in "Contract features and  you may return your
            benefits"                        Accumulator(R) Series contract
                                             within 30 days from the date you
                                             receive it and receive a full
                                             refund of your account value.
------------------------------------------------------------------------------
CALIFORNIA  See "We require that the         You are not required to use our
            following types of               forms when making a transaction
            communications be on specific    request. If a written request
            forms we provide for that        contains all the information
            purpose (and submitted in the    required to process the request,
            manner that the forms specify)"  we will honor it. Although you
            in "Who is AXA Equitable" and    are not required to use our
            "Effect of Excess withdrawals"   withdrawal request form, if you
            in "Contract features and        do not specify whether we should
            benefits"                        process a withdrawal that
                                             results in an Excess withdrawal,
                                             and the transaction results in
                                             an Excess withdrawal, we will
                                             not process that request.

            See "Asset transfer program      If you elect the GMIB, the ATP
            ("ATP")" in "Contract features   will commence on the valuation
            and benefits"                    day of your second monthiversary.

            " See "Your right to cancel      If you reside in the state of
            within a certain number of       California and you are age 60 or
            days" in "Contract features and  older at the time the contract
            benefits"                        is issued, you may return your
                                             Accumulator(R) Series contract
                                             within 30 days from the date
                                             that you receive it and receive
                                             a refund as described below.
                                             This is also referred to as the
                                             ''free look'' period.

                                             If you allocate your entire
                                             initial contribution to the
                                             EQ/Money Market variable
                                             investment option (and/or
                                             guaranteed interest option, if
                                             available), the amount of your
                                             refund will be equal to your
                                             contribution, unless you make a
                                             transfer, in which case the
                                             amount of your refund will be
                                             equal to your Total account
                                             value on the date we receive
                                             your request to cancel at our
                                             processing office. This amount
                                             could be less than your initial
                                             contribution. If you allocate
                                             any portion of your initial
                                             contribution to the variable
                                             investment options (other than
                                             the EQ/Money Market variable
                                             investment option), your refund
                                             will be equal to your Total
                                             account value on the date we
                                             receive your request to cancel
                                             at our processing office.

                                             "RETURN OF CONTRIBUTION" FREE
                                             LOOK TREATMENT AVAILABLE THROUGH
                                             CERTAIN SELLING BROKER-DEALERS
------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA                                    Certain selling broker-dealers
(CONTINUED)                                   offer an allocation method
                                              designed to preserve your right
                                              to a return of your
                                              contributions during the free
                                              look period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract, we
                                              will allocate your entire
                                              contribution and any subsequent
                                              contributions made during the
                                              40-day period following the
                                              contract date, to the EQ/Money
                                              Market investment option. In the
                                              event you choose to exercise
                                              your free look right under the
                                              contract, you will receive a
                                              refund equal to your
                                              contributions.

                                              If you choose the "return of
                                              contribution" free look
                                              treatment and your contract is
                                              still in effect on the 40th day
                                              (or next Business Day) following
                                              the contract date, we will
                                              automatically reallocate your
                                              account value to the investment
                                              options chosen on your
                                              application.

                                              Any transfers made prior to the
                                              expiration of the 30-day free
                                              look will terminate your right
                                              to "return of contribution"
                                              treatment in the event you
                                              choose to exercise your free
                                              look right under the contract.
                                              Any transfer made prior to the
                                              40th day following the contract
                                              date will cancel the automatic
                                              reallocation on the 40th day (or
                                              next business day) following the
                                              contract date described above.
                                              If you do not want AXA Equitable
                                              to perform this scheduled
                                              one-time re-allocation, you must
                                              call one of our customer service
                                              representatives at 1 (800)
                                              789-7771 before the 40th day
                                              following the contract date to
                                              cancel.

             See "Disability, terminal        .   A disability CWC waiver will
             illness, or confinement to a         be granted if a U.S.
             nursing home'' under                 licensed physician certifies
             "Withdrawal charge" in "Charges      that the applicable
             and expenses"                        individual suffers from
                                                  impairment of cognitive
                                                  ability, meaning a
                                                  deterioration or loss of
                                                  intellectual capacity due to
                                                  mental illness or disease,
                                                  including Alzheimer's
                                                  disease or related illnesses
                                                  that require continual
                                                  supervision to protect
                                                  oneself or others.

                                              .   The terminal illness CWC
                                                  waiver is applicable if life
                                                  expectancy is less than 12
                                                  months (compared to 6 months
                                                  in the national version).

                                              .   The nursing home CWC waiver
                                                  does not require that the
                                                  applicable individual be
                                                  confined to a nursing home
                                                  for more than 90 days before
                                                  the waiver is granted. The
                                                  definition of nursing home
                                                  is as follows: the Owner is
                                                  receiving, as prescribed by
                                                  a physician, registered
                                                  nurse, or licensed social
                                                  worker, home care or
                                                  community- based services
                                                  (including adult day care,
                                                  personal care, homemaker
                                                  services, hospice services
                                                  or respite care) or, is
                                                  confined in a skilled
                                                  nursing facility,
                                                  convalescent nursing home,
                                                  or extended care facility,
                                                  which shall not be defined
                                                  more restrictively than as
                                                  in the Medicare program, or
                                                  is confined in a residential
                                                  care facility or residential
                                                  care facility for the
                                                  elderly, as defined in the
                                                  Health and Safety
                                                  Code. Out-of-state providers
                                                  of services shall be defined
                                                  as comparable in licensure
                                                  and staffing requirements to
                                                  California providers.
-------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA                                    .   AXA has the right to perform
(CONTINUED)                                       physical exams at our
                                                  expense during the claim
                                                  period.

             See ''Transfers of ownership,    Guaranteed benefits do not
             collateral assignments, loans    terminate upon a change of owner
             and borrowing'' in ''More        or absolute assignment of the
             Information''                    contract. Guaranteed benefits
                                              will continue to be based on the
                                              original measuring life (i.e.,
                                              owner, older joint owner,
                                              annuitant, older joint
                                              annuitant).
-------------------------------------------------------------------------------
CONNECTICUT  See "Charge for each additional  The charge for transfers does
             transfer in excess of 12         not apply.
             transfers per contract year" in
             "Fee table" and "Transfer
             charge" in "Charges and
             expenses"

             See "Credit recovery" under      The second and third bullets
             "Credits and Earnings bonus      under "Credit recovery" do not
             (For Series CP(R) contracts      apply and are replaced by the
             only)" in "Contract features     following:
             and benefits" and "Your annuity
             payout options" in "Accessing
             your money"
                                              .   If you start receiving
                                                  annuity payments within
                                                  three years of making any
                                                  contribution, we will not
                                                  recover the credit that
                                                  applies to any contribution
                                                  made within the prior three
                                                  years. As a result, we will
                                                  apply the contract's cash
                                                  value, not the account
                                                  value, to the life
                                                  contingent annuity payout
                                                  regardless of how many years
                                                  have elapsed since last
                                                  contribution.

                                              .   Credits applied to
                                                  contributions made within
                                                  one year of death of the
                                                  owner (or older joint owner,
                                                  if applicable) will not be
                                                  recovered. However, any
                                                  applicable contract
                                                  withdrawal charges will
                                                  continue to apply to those
                                                  contributions. The 10% free
                                                  withdrawal amount does not
                                                  apply when calculating the
                                                  withdrawal charges
                                                  applicable to the payment of
                                                  a death benefit.

             See "GMIB "no lapse guarantee""  The no-lapse guarantee will not
             under "Guaranteed minimum        terminate if your aggregate
             income benefit" in "Contract     withdrawals from your contract
             features and benefits"           in any contract year exceed your
                                              Annual Withdrawal Amount unless
                                              the excess withdrawal drives
                                              your account value to zero.

             See "Disruptive transfer         The ability to restrict
             activity" in "Transferring your  transfers due to market timing money among investment options"  can only be determined by the underlying fund managers. AXA
                                              Equitable's right to restrict
                                              transfers due to market timing
                                              does not apply.

             See "Transfer Charge" in         The charge for excessive
             "Charges and Expenses"           transfers does not apply.
                                              The ability to reserve the right
                                              to impose a limit on the number
                                              of free transfers does not apply.

             See "Withdrawal charge" in       FOR SERIES CP(R) CONTRACTS:
             "Charges and expenses"           Since credits applied to
                                              contributions cannot be
                                              recovered, withdrawal charges
                                              apply to amounts associated with
                                              a credit.

             See "Disability, terminal        The withdrawal charge waiver
             illness, or confinement to a     under item (i) does not apply.
             nursing home" under "Withdrawal
             charge" in "Charges and
             expenses"
             See "Special service charges"    The current and maximum third
             in "Charges and Expenses"        party transfer or exchange
                                              charge is $49 per occurrence.
                                              The maximum charge for check
                                              preparation is $9 per occurrence.

             See "Misstatement of age" in     We will not deduct interest for
             "More information"               any overpayments made by us due
                                              to a misstatement of age or sex.
                                              Any overpayments will be
                                              deducted from future payments.
-------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

---------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------
CONNECTICUT  See "Transfers of ownership,     Benefits terminate upon any
(CONTINUED)  collateral assignments, loans    change of owner who is the
             and borrowing" in "More          measuring life, unless the
             information"                     change of ownership is due to a
                                              divorce where the spouse is
                                              awarded 100% of the account
                                              value and chooses to continue
                                              the contract in his or her name
                                              and meets the age requirements
                                              of the applicable benefit on the
                                              date the change in ownership
                                              occurs.
                                              Benefits do not terminate upon
                                              assignment.
                                              Your contract cannot be assigned
                                              to an institutional investor or
                                              settlement company, either
                                              directly or indirectly, nor may
                                              the ownership be changed to an
                                              institutional investor or
                                              settlement company.
---------------------------------------------------------------------------------------

DELAWARE     See "Your right to cancel        If you purchased your contract
             within a certain number of       through a Section 1035 exchange,
             days" in "Contract features and  you may return your
             benefits"                        Accumulator(R) Series contract
                                              within 20 days from the date you
                                              receive it and receive a full
                                              refund of your contributions,
                                              including any contract fees or
                                              charges.

             See "Greater of" GMDB I under    The maximum charge for the
             "Guaranteed benefit charges" in  "Greater of" GMDB I death
             "Charges and expenses"           benefit is 1.65%.

             See "Greater of" GMDB II under   The maximum charge for the
             "Guaranteed benefit charges" in  "Greater of" GMDB II death
             "Charges and expenses"           benefit is 1.80%.
---------------------------------------------------------------------------------------

FLORIDA      See "How you can purchase and    The second sentence in the third
             contribute to your contract" in  paragraph of this section
             "Contract features and benefits" regarding the $2,500,000
                                              limitation on contributions is
                                              deleted. The remainder of this
                                              section is unchanged.


             See "Credits" in "Contract       The following information
             features and benefits" (For      replaces the second bullet of
             Series CP(R) contracts only)     the final set of bullets in this
                                              section:

                                              .   You may annuitize your
                                                  contract after twelve
                                                  months, however, if you
                                                  elect to receive annuity
                                                  payments within five years
                                                  of the contract date, we
                                                  will recover the credit that
                                                  applies to any contribution
                                                  made in that five years. If
                                                  you start receiving annuity
                                                  payments after five years
                                                  from the contract date and
                                                  within three years of making
                                                  any contribution, we will
                                                  recover the credit that
                                                  applies to any contribution
                                                  made within the prior three
                                                  years.

             See "Your right to cancel        If you reside in the state of
             within a certain number of       Florida, you may cancel your
             days" in "Contract features and  variable annuity contract and
             benefits"                        return it to us within 21 days
                                              from the date that you receive
                                              it. You will receive an
                                              unconditional refund equal to
                                              the greater of the cash
                                              surrender value provided in the
                                              annuity contract, plus any fees
                                              or charges deducted from the
                                              contributions or imposed under
                                              the contract, or a refund of all
                                              contributions paid.

             See "Selecting an annuity        The following sentence replaces
             payout option" under "Your       the first sentence of the second
             annuity payout options" in       paragraph in this section:
             "Accessing your money"

                                              You can choose the date annuity
                                              payments begin but it may not be
                                              earlier than twelve months from
                                              the Accumulator(R) Series
                                              contract date.
             See "Special service charges"    The charge for a third-party
             in "Charges and expenses"        transfer or exchange applies to
                                              any transfer or exchange of your
                                              contract, even if it is to
                                              another contract issued by AXA Equitable.


             See "Withdrawal charge" in       If you are age 65 or older at
             "Charges and expenses"           the time your contract is
                                              issued, the applicable
                                              withdrawal charge will not
                                              exceed 10% of the amount
                                              withdrawn.

             See "Misstatement of age" in     After the second contract date
             "More information"               anniversary, an optional
                                              Guaranteed minimum death benefit
                                              may not be revoked for
                                              misstatement of age.

             See "Transfers of ownership,     The second paragraph in this
             collateral assignments, loans    section is deleted in its
             and borrowing" in "More          entirety and replaced with the following:
             information"
                                              Any guaranteed benefit in effect
                                              will terminate in all
                                              circumstances if you change
                                              ownership of the contract.
                                              Please speak with your financial
                                              professional for further
                                              information.
---------------------------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
FLORIDA                                       Your Guaranteed benefits will
(CONTINUED)                                   terminate with all transfers of
                                              ownership, even with a change of
                                              owner from a trust to an
                                              individual, unless the change of
                                              ownership is due to a divorce
                                              where the spouse is awarded 100%
                                              of the Total account value,
                                              chooses to continue the contract
                                              in his or her name and meets the
                                              age requirements of the
                                              applicable rider on the date the
                                              change in ownership occurs.
-------------------------------------------------------------------------------
NEW YORK     Earnings enhancement benefit     Not Available

             See "Greater of" GMDB in         The "Greater of" GMDB I and
             "Definitions of key terms", in   "Greater of" GMDB II are not
             "Guaranteed minimum death        available. All references to
             benefits" and throughout this    these benefits should be deleted
             Prospectus.                      in their entirety.

             See "Guaranteed interest         FOR SERIES CP(R) CONTRACTS ONLY:
             option" under "What are your     The Guaranteed interest option
             investment options under the     is not available.
             contract?" in "Contract
             features and benefits"

             See "Dollar cost averaging" in   FOR SERIES CP(R) CONTRACTS ONLY:
             "Contract features and           Investment Simplifier is not
             benefits"                        available.

             See "Guaranteed minimum income   The issue ages for owners who
             benefit" and "Guaranteed         elect the Highest Anniversary
             minimum death benefits" in       Value death benefit with a GMIB
             "Contract features and benefits" are 25-80 for all Series except
                                              Series CP(R) (25-70). The issue
                                              ages for owners who elect the
                                              Highest Anniversary Value death
                                              benefit without a GMIB are 0-80
                                              for all Series except Series
                                              CP(R) (0-70). The issue ages for
                                              owners who elect the Return of
                                              Principal death benefit with a
                                              GMIB are 25-80 for all Series
                                              except Series CP(R) (25-70). The
                                              issue ages for owners who elect
                                              the Return of Principal death
                                              benefit without a GMIB are 0-80
                                              for all Series except Series
                                              CP(R) (0-70).

             See "Credits" in "Contract       FOR SERIES CP(R) CONTRACTS ONLY:
             features and benefits"           If the owner (or older joint
                                              owner, if applicable) dies
                                              during the one-year period
                                              following our receipt of a
                                              contribution to which a credit
                                              was applied, we will recover all
                                              or a portion of the amount of
                                              such Credit from the account
                                              value, based on the number of
                                              full months that elapse between
                                              the time we receive the
                                              contribution and the owner's (or
                                              older joint owner's, if
                                              applicable) death, as follows:

                                                Number of  Percentage of
                                                 Months       Credit
                                                 ------       ------
                                                    1          100%
                                                    2           99%
                                                    3           98%
                                                    4           97%
                                                    5           96%
                                                    6           95%
                                                    7           94%
                                                    8           93%
                                                    9           92%
                                                   10           91%
                                                   11           90%
                                                   12           89%

                                   We will not recover the credit
                                   on subsequent contributions made
                                   within 3 years prior to
                                   annuitization.

  See "The amount applied to       The amount applied to the
  purchase an annuity payout       annuity benefit is the greater
  option" in "Accessing your       of the cash value or 95% of what
  money"                           the account value would be if no
                                   withdrawal charge applied.

  See "Selecting an annuity        FOR SERIES CP(R) CONTRACTS ONLY:
  payout option" in "Accessing     The earliest date annuity
  your money"                      payments may begin is 13 months
                                   from the issue date.
--------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW YORK      See "Charges and expenses"       Deductions of charges from the
(CONTINUED)                                    guaranteed interest option are
                                               not permitted.

                                               The charge for third-party
                                               transfer or exchange does not
                                               apply.

                                               The check preparation charge
                                               does not apply.

              See "Disability, terminal        Item (i) is deleted and replaced
              illness, or confinement to a     with the following: An owner (or
              nursing home"                    older joint owner, if
                                               applicable) has qualified to
                                               receive Social Security
                                               disability benefits as certified
                                               by the Social Security
                                               Administration or meets the
                                               definition of a total disability
                                               as specified in the contract. To
                                               qualify, a re-certification
                                               statement from a physician will
                                               be required every 12 months from
                                               the date disability is
                                               determined.

              See "Transfers of ownership,     Collateral assignments are not
              collateral assignments, loans    limited to the period prior to
              and borrowing" in "More          the first contract date
              information"                     anniversary. You may assign all
                                               or a portion of your NQ contract
                                               at any time, pursuant to the
                                               terms described in this
                                               Prospectus.
--------------------------------------------------------------------------------
NORTH DAKOTA  See "Your right to cancel        You may cancel your variable
              within a certain number of       annuity contract and return it
              days" in "Contract features and  to us within 20 days from the
              benefits"                        date you receive it. You will
                                               receive an unconditional refund
                                               equal to your contributions,
                                               including any contract fees or
                                               charges.

              See "Your beneficiary and        Amounts allocated to the
              payment of benefit" in "Payment  Guaranteed interest option will
              of death benefit"                continue to earn interest until
                                               the applicable death benefit is
                                               paid. This means that your death
                                               benefit (other than the
                                               applicable guaranteed minimum
                                               death benefit) will be increased
                                               by the amount of interest
                                               credited to any assets in the
                                               Guaranteed interest option up
                                               until the date on which we pay
                                               the death benefit.
--------------------------------------------------------------------------------
PENNSYLVANIA  Required disclosure for          Any person who knowingly and
              Pennsylvania customers           with intent to defraud any
                                               insurance company or other
                                               person files an application for
                                               insurance or statement of claim
                                               containing any materially false
                                               information or conceals for the
                                               purpose of misleading,
                                               information concerning any fact
                                               material thereto commits a
                                               fraudulent insurance act, which
                                               is a crime and subjects such
                                               person to criminal and civil
                                               penalties.
--------------------------------------------------------------------------------
PUERTO RICO   IRA and Roth IRA                 Available for direct rollovers
                                               from U.S. source 401(a) plans
                                               and direct transfers from the
                                               same type of U.S. source IRAs

              Inherited IRA                    Available only under the
                                               beneficiary continuation option
                                               for currently issued NQ,
                                               traditional and Roth IRA
                                               contracts.

              QP (Defined Benefit) contracts   Not Available


              See "Owner and annuitant         Contracts are not available for
              requirements" in "Contract       purchase by Charitable Remainder
              features and benefits"           Trusts.

              See "How you can purchase and    Specific requirements for
              contribute to your contract" in  purchasing QP contracts in
              "Contract features and           Puerto Rico are outlined below
              benefits" (For Series B, Series  in "Purchase considerations for
              CP(R) and Series L contracts     QP (Defined Contribution)
              only)                            contracts in Puerto Rico".
              See "Exercise rules" under       Exercise restrictions for the
              "Guaranteed minimum income       GMIB on a Puerto Rico QPDC
              benefit ("GMIB")" in "Contract   contract are described below,
              features and benefits" (For      under "Purchase considerations
              Series B, Series CP(R) and       for QP (Defined Contribution)
              Series L contracts only)         contracts in Puerto Rico", and
                                               in your contract.

              See "Transfers of ownership,     Transfers of ownership of QP
              collateral assignments, loans    contracts are governed by Puerto
              and borrowing" in "More          Rico law. Please consult your
              information" (For Series B,      tax, legal or plan advisor if
              Series CP(R) and Series L        you intend to transfer ownership
              contracts only)                  of your contract.
--------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO  "Purchase considerations for QP   PURCHASE CONSIDERATIONS FOR QP
(CONTINUED)  (Defined Contribution) contracts  (DEFINED CONTRIBUTION) CONTRACTS
             in Puerto Rico" -- this section   IN PUERTO RICO:
             replaces "Appendix III: Purchase  Trustees who are considering the considerations for QP contracts"  purchase of an Accumulator(R)
             in your Prospectus.               Series QP contract in Puerto
                                               Rico should discuss with their
                                               tax, legal and plan advisors
                                               whether this is an appropriate
                                               investment vehicle for the
                                               employer's plan. Trustees should
                                               consider whether the plan
                                               provisions permit the investment
                                               of plan assets in the QP
                                               contract, the GMIB and other
                                               guaranteed benefits, and the
                                               payment of death benefits in
                                               accordance with the requirements
                                               of Puerto Rico income tax rules.
                                               The QP contract and this
                                               Prospectus should be reviewed in
                                               full, and the following factors,
                                               among others, should be noted.

                                               LIMITS ON CONTRACT OWNERSHIP:
                                               .   The QP contract is offered
                                                   only as a funding vehicle to
                                                   qualified plan trusts of
                                                   single participant defined
                                                   contribution plans that are
                                                   tax-qualified under Puerto
                                                   Rico law, not United States
                                                   law. The contract is not
                                                   available to US qualified
                                                   plans or to defined benefit
                                                   plans qualifying under
                                                   Puerto Rico law.

                                               .   The QP contract owner is the
                                                   qualified plan trust. The
                                                   annuitant under the contract
                                                   is the self-employed Puerto
                                                   Rico resident, who is the
                                                   sole plan participant.

                                               .   This product should not be
                                                   purchased if the
                                                   self-employed individual
                                                   anticipates having
                                                   additional employees become
                                                   eligible for the plan. We
                                                   will not allow additional
                                                   contracts to be issued for
                                                   participants other than the
                                                   original business owner.

                                               .   If the business that
                                                   sponsors the plan adds
                                                   another employee, no further
                                                   contributions may be made to
                                                   the contract. If the
                                                   employer moves the funds to
                                                   another funding vehicle that
                                                   can accommodate more than
                                                   one employee, this move
                                                   could result in surrender
                                                   charges, if applicable, and
                                                   the loss of guaranteed
                                                   benefits in the contract.

                                               LIMITS ON CONTRIBUTIONS:
                                               .   All contributions must be
                                                   direct transfers from other
                                                   investments within an
                                                   existing qualified plan
                                                   trust.

                                               .   Employer payroll
                                                   contributions are not
                                                   accepted.

                                               .   Only one additional transfer
                                                   contribution may be made per
                                                   contract year.

                                               .   Checks written on accounts
                                                   held in the name of the
                                                   employer instead of the plan
                                                   or the trustee will not be
                                                   accepted.

                                               .   As mentioned above, if a new
                                                   employee becomes eligible
                                                   for the plan, the trustee
                                                   will not be permitted to
                                                   make any further
                                                   contributions to the
                                                   contract established for the
                                                   original business owner.
--------------------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    LIMITS ON PAYMENTS:
(CONTINUED)                                    .   Loans are not available
                                                   under the contract.

                                               .   All payments are made to the
                                                   plan trust as owner, even
                                                   though the plan
                                                   participant/annuitant is the
                                                   ultimate recipient of the
                                                   benefit payment.

                                               .   AXA Equitable does no tax
                                                   reporting or withholding of
                                                   any kind. The plan
                                                   administrator or trustee
                                                   will be solely responsible
                                                   for performing or providing
                                                   for all such services.

                                               .   AXA Equitable does not offer
                                                   contracts that qualify as
                                                   IRAs under Puerto Rico law.
                                                   The plan trust will exercise
                                                   the GMIB and must continue
                                                   to hold the supplementary
                                                   contract for the duration of
                                                   the GMIB payments.

                                               PLAN TERMINATION:
                                               .   If the plan participant
                                                   terminates the business, and
                                                   as a result wishes to
                                                   terminate the plan, the
                                                   trust would have to be kept
                                                   in existence to receive
                                                   payments. This could create
                                                   expenses for the plan.

                                               .   If the plan participant
                                                   terminates the plan and the
                                                   trust is dissolved, or if
                                                   the plan trustee (which may
                                                   or may not be the same as
                                                   the plan participant) is
                                                   unwilling to accept payment
                                                   to the plan trust for any
                                                   reason, AXA Equitable would
                                                   have to change the contract
                                                   from a Puerto Rico QP to NQ
                                                   in order to make payments to
                                                   the individual as the new
                                                   owner. Depending on when
                                                   this occurs, it could be a
                                                   taxable distribution from
                                                   the plan, with a potential
                                                   tax of the entire account
                                                   value of the contract.
                                                   Puerto Rico income tax
                                                   withholding and reporting by
                                                   the plan trustee could apply
                                                   to the distribution
                                                   transaction.

                                               .   If the plan trust is
                                                   receiving GMIB payments and
                                                   the trust is subsequently
                                                   terminated, transforming the
                                                   contract into an
                                                   individually owned NQ
                                                   contract, the trustee would
                                                   be responsible for the
                                                   applicable Puerto Rico
                                                   income tax withholding and
                                                   reporting on the present
                                                   value of the remaining
                                                   annuity payment stream.

                                               .   AXA Equitable is a U.S.
                                                   insurance company, therefore
                                                   distributions under the NQ
                                                   contract could be subject to
                                                   United States taxation and
                                                   withholding on a "taxable
                                                   amount not determined" basis.
             Tax Information -- "Special       Income from NQ contracts we
             rules for NQ contracts"           issue is U.S. source. A Puerto
                                               Rico resident is subject to U.S.
                                               taxation on such U.S. source
                                               income. Only Puerto Rico source
                                               income of Puerto Rico residents
                                               is excludable from U.S.
                                               taxation. Income from NQ
                                               contracts is also subject to
                                               Puerto Rico tax. The calculation
                                               of the taxable portion of
                                               amounts distributed from a
                                               contract may differ in the two
                                               jurisdictions. Therefore, you
                                               might have to file both U.S. and
                                               Puerto Rico tax returns, showing
                                               different amounts of income from
                                               the contract for each tax
                                               return. Puerto Rico generally
                                               provides a credit against Puerto
                                               Rico tax for U.S. tax paid.
                                               Depending on your personal
                                               situation and the timing of the
                                               different tax liabilities, you
                                               may not be able to take full
                                               advantage of this credit.
                                               We require owners or
                                               beneficiaries of annuity
                                               contracts in Puerto Rico which
                                               are not individuals to document
                                               their status to avoid 30% FATCA
                                               withholding from U.S.-source
                                               income.
--------------------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                               PAGE

Who is AXA Equitable?                           2

Unit Values                                     2

Custodian                                       2

Independent Registered Public Accounting Firm   2

Distribution of the Contracts                   2

Financial Statements                            2


HOW TO OBTAIN AN ACCUMULATOR(R) SERIES 13A STATEMENT OF ADDITIONAL INFORMATION FOR
SEPARATE ACCOUNT NO. 70
Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series 13A SAI for SEPARATE ACCOUNT
NO. 70 dated May 1, 2019.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                      Accumulator(R) Series 13A
                                                                        #646196

AXA Equitable Life Insurance Company


PROSPECTUS SUPPLEMENT DATED MAY 1, 2019 FOR ACCUMULATOR(R) SERIES


--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectuses, supplements to prospectuses and statements of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectuses and statements of additional information are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information supplements the information in your prospectus that describes how we process your initial contribution. In "Contract features and benefits" under "How you can make your contributions," the third paragraph is deleted in its entirety and replaced with the following:

Chase Investment Services, the selling broker-dealer that your financial professional is affiliated with, has directed us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while Chase Investment Services ensures your application is complete and that suitability standards are met. If Chase Investment Services does not submit your application to us within ten business days from the date we received your initial contribution, we will return it to Chase Investment Services on your behalf. If Chase Investment Services does submit your application to us within ten business days, we will transfer your contribution into our non-interest bearing suspense account so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than Chase Investment Services, this supplement does not apply to you.




   Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.


      AXA Equitable variable annuities are distributed by its affiliates,
                 AXA Advisors, LLC and AXA Distributors, LLC,
               1290 Avenue of the Americas, New York, NY 10104.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                 212-554-1234


                   IM-10-08 (5/19)
                   Chase Only - NB                       CAT. NO. 143836 (5/19)
                   Accum Series 13A                                     #646162

The Accumulator(R) Series 13.0

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2019


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES 13.0?

The Accumulator(R) Series 13.0 (the "Accumulator(R) Series") are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Series B, Series CP(R) and Series L. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging (together, the "Special DCA programs")./()/

For Series CP(R) contracts, we allocate a credit to your account value at the same time we allocate your contribution. Under the Series CP(R) contracts, a portion of the withdrawal charge and operations charge are used to recover the cost of providing the credit. The charge associated with the credit may, over time, exceed the sum of the credit and related earnings. Expenses for a contract with a credit may be higher than expenses for a contract without a credit.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchase the contract. For a state-by-state description of all material variations to this contract, see Appendix IX later in this Prospectus. All features and benefits described in this Prospectus may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application. We can refuse to accept any contribution from you at any time, including after you purchase the contract. No contributions are accepted after the first contract year (other than QP contracts).
-------------
(+)The account for special dollar cost averaging is only available with Series
   B and Series L contracts. The account for special money market dollar cost averaging is only available with Series CP(R) contracts.

VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
.. 1290 VT Equity Income
.. 1290 VT Socially Responsible

.. Charter/SM/ Multi-Sector Bond
.. Charter/SM/ Small Cap Growth
.. Charter/SM/ Small Cap Value
.. EQ/400 Managed Volatility/(1)/
.. EQ/500 Managed Volatility/(1)/
.. EQ/2000 Managed Volatility/(1)/
.. EQ/AB Dynamic Moderate Growth/(1)/
.. EQ/AB Small Cap Growth/(1)/
.. EQ/Balanced Strategy/(*)(1)/
.. EQ/Capital Guardian Research
.. EQ/ClearBridge Large Cap Growth/(1)/
.. EQ/ClearBridge Select Equity Managed Volatility
.. EQ/Conservative Growth Strategy/(*)(1)/
.. EQ/Conservative Strategy/(*)(1)/
.. EQ/Core Bond Index
.. EQ/Franklin Balanced Managed Volatility/(1)/
.. EQ/Franklin Small Cap Value Managed Volatility/(1)/
.. EQ/Franklin Templeton Allocation Managed Volatility/(1)/
.. EQ/Global Bond PLUS
.. EQ/Global Equity Managed Volatility/(1)/
.. EQ/Growth Strategy/(*)(1)/
.. EQ/Intermediate Government Bond
.. EQ/International Core Managed Volatility/(1)/
.. EQ/International Managed Volatility/(1)/
.. EQ/Invesco Comstock
.. EQ/Janus Enterprise/(1)/
.. EQ/JPMorgan Value Opportunities
.. EQ/Large Cap Core Managed Volatility/(1)/
.. EQ/Large Cap Growth Managed Volatility/(1)/
.. EQ/Large Cap Value Managed Volatility/(1)/
.. EQ/Loomis Sayles Growth/(1)/
.. EQ/MFS International Growth
.. EQ/Mid Cap Value Managed Volatility/(1)/
.. EQ/Moderate Growth Strategy/(*)(1)/
.. EQ/Money Market
.. EQ/Oppenheimer Global
.. EQ/PIMCO Ultra Short Bond
.. EQ/Quality Bond PLUS
.. EQ/T. Rowe Price Growth Stock
.. EQ/Templeton Global Equity Managed Volatility/(1)/
.. EQ/UBS Growth and Income
.. EQ/Ultra Conservative Strategy/(**)(1)/
.. Multimanager Aggressive Equity

.. Multimanager Core Bond
.. Multimanager Mid Cap Growth
.. Multimanager Mid Cap Value
.. Multimanager Technology
--------------------------------------------------------------------------------

(*)The "EQ Strategic Allocation Portfolios."
(**)The EQ/Ultra Conservative Strategy investment option is part of the asset transfer program and is not part of Option A or Option B. You may not directly allocate a contribution to or request a transfer of account value into this investment option.
(1)This is the variable investment option's new name. Please see "Portfolios of the Trusts" later in this prospectus for the variable investment option's former name which may continue to be used in certain documents for a period of time after the date of this prospectus.


Each variable investment option is a subaccount of Separate Account No. 70. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. The contract also includes a guaranteed interest option and a Special DCA program.


THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.




                                                                   #606082/13.0

The contract includes investment restrictions. You must allocate amounts under either Option A -- Asset Allocation ("Option A") or Option B -- Custom Selection ("Option B"), which are discussed later in this Prospectus. Option A requires that 100% of your account value be invested in the EQ Strategic Allocation Portfolios, the EQ/AB Dynamic Moderate Growth Portfolio, the EQ/Money Market Portfolio, the guaranteed interest option or a Special DCA program. Option B permits allocation to additional variable investment options subject to certain category and percentage limitations. Consequently, a contract owner who is interested in having more investment options would elect Option B. If you elect the Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be restricted to Option A. If you don't elect a Guaranteed minimum income benefit or if you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection"), you can choose either Option A or Option B. Because GMIB II -- Custom Selection permits you to allocate amounts under either Option A or Option B, the fees associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. See "Allocating your contributions" later in this Prospectus for more information on the requirements related to Options A and B.

If the GMIB, "Greater of" Guaranteed minimum death benefit ("GMDB") or the Guaranteed withdrawal benefit for life ("GWBL") is in effect, you are required to participate in the asset transfer program ("ATP"). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy investment option (the "ATP Portfolio") and the variable investment options. For more information, see "Asset transfer program ("ATP")" in "Contract features and benefits" later in this Prospectus.


TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for a qualified plan ("QP")
    (whether defined contribution or defined benefit; transfer contributions only).

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix VII" for more information.


The registration statement relating to this offering has been filed with the SEC. The statement of additional information ("SAI") dated May 1, 2019 is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


THE CONTRACT IS NO LONGER AVAILABLE FOR NEW PURCHASERS. These versions of the Accumulator(R) Series contracts are no longer available for new purchasers. These contracts are no longer being sold. This Prospectus is designed for current contract owners. Also, in addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing. You may not change your contract or its features as issued.


ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS (PURSUANT TO RULE 30E-3). Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company or your financial intermediary by calling 1-800-789-7771.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Contents of this Prospectus

--------------------------------------------------------------------------------




             Definitions of key terms                            5
             Who is AXA Equitable?                               8
             How to reach us                                     9
             The Accumulator(R) Series at a glance -- key
               features                                         11

             ------------------------------------------------------
             FEE TABLE                                          14
             ------------------------------------------------------

             Examples                                           16
             Condensed financial information                    17

             ------------------------------------------------------
             1. CONTRACT FEATURES AND BENEFITS                  18
             ------------------------------------------------------
             How you can purchase and contribute to your
               contract                                         18
             Owner and annuitant requirements                   18
             How you can make your contributions                19
             What are your investment options under the
               contract?                                        19
             Portfolios of the Trusts                           21
             Allocating your contributions                      28
             Dollar cost averaging                              31
             Credits (FOR SERIES CP(R) CONTRACTS ONLY)          32
             Guaranteed minimum death benefit and Guaranteed
               minimum income benefit base                      33
             Annuity purchase factors                           36
             Guaranteed minimum income benefit ("GMIB")         36
             Guaranteed minimum death benefit                   42
             Guaranteed withdrawal benefit for life ("GWBL")    44
             How withdrawals affect your guaranteed benefits    50
             Guaranteed benefit offers                          51
             Inherited IRA beneficiary continuation contract    51
             Your right to cancel within a certain number of
               days                                             53

             ------------------------------------------------------
             2. DETERMINING YOUR CONTRACT'S VALUE               54
             ------------------------------------------------------
             Your account value and cash value                  54
             Your contract's value in the variable investment
               options                                          54
             Your contract's value in the guaranteed interest
               option                                           54
             Your contract's value in the account for special
               dollar cost averaging                            54
             Effect of your account value falling to zero       54
             Termination of your contract                       55


-------------

"We,""our,""us" and the "Company" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          56
             ------------------------------------------------------
             Transferring your account value                    56
             Disruptive transfer activity                       56
             Rebalancing your account value                     57

             ------------------------------------------------------
             4. ACCESSING YOUR MONEY                            58
             ------------------------------------------------------
             Withdrawing your account value                     58
             How withdrawals are taken from your account value  61
             Withdrawals treated as surrenders                  61
             Surrendering your contract to receive its cash
               value                                            62
             When to expect payments                            62
             Signature guarantee                                62
             Your annuity payout options                        62

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            65
             ------------------------------------------------------
             Charges that AXA Equitable deducts                 65
             Charges that the Trusts deduct                     69
             Group or sponsored arrangements                    69
             Other distribution arrangements                    70

             ------------------------------------------------------
             6. PAYMENT OF DEATH BENEFIT                        71
             ------------------------------------------------------
             Your beneficiary and payment of benefit            71
             Non-spousal joint owner contract continuation      72
             Spousal continuation                               72
             Beneficiary continuation option                    74

             ------------------------------------------------------
             7. TAX INFORMATION                                 76
             ------------------------------------------------------
             Overview                                           76
             Contracts that fund a retirement arrangement       76
             Transfers among investment options                 76
             Taxation of nonqualified annuities                 76
             Individual retirement arrangements (IRAs)          79
             Traditional individual retirement annuities
               (traditional IRAs)                               79
             Roth individual retirement annuities (Roth IRAs)   84
             Tax withholding and information reporting          86
             Special rules for contracts funding qualified
               plans                                            87
             Impact of taxes to AXA Equitable                   87

             ------------------------------------------------------
             8. MORE INFORMATION                                88
             ------------------------------------------------------
             About Separate Account No. 70                      88
             About the Trusts                                   88
             About the general account                          88
             About other methods of payment                     89
             Dates and prices at which contract events occur    89
             About your voting rights                           90
             Cybersecurity                                      90
             Misstatement of age                                90
             Statutory compliance                               91
             About legal proceedings                            91
             Financial statements                               91


             Transfers of ownership, collateral assignments,
               loans and borrowing                              91
             About Custodial IRAs                               91
             How divorce may affect your guaranteed benefits    92
             How divorce may affect your Joint life GWBL        92
             Distribution of the contracts                      92

             ------------------------------------------------------
             APPENDICES
             ------------------------------------------------------


             I   --   Condensed financial information                I-1
            II   --   Examples of automatic payment plans           II-1
           III   --   Purchase considerations for QP contracts     III-1
            IV   --   Guaranteed benefit base examples              IV-1
             V   --   Hypothetical illustrations                     V-1
            VI   --   Earnings enhancement benefit example          VI-1
           VII   --   Rules regarding contributions to your
                        contract                                   VII-1
          VIII   --   Formula for asset transfer program
                        for guaranteed benefits                   VIII-1
            IX   --   State contract availability and/or
                        variations of certain features and
                        benefits                                    IX-1

          ---------------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION
            Table of contents
          ---------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Definitions of key terms


--------------------------------------------------------------------------------

ANNUAL ROLL-UP AMOUNT -- The "Annual Roll-up amount" is the amount credited to your Roll-up benefit base on each contract date anniversary if there has ever been a withdrawal from your contract.

ANNUAL ROLL-UP RATE -- The "Annual Roll-up rate" is the rate used to calculate the Annual withdrawal amount. It is also used to calculate amounts credited to your Roll-up benefit base once you take a withdrawal from your contract. Beginning with the contract year in which the first withdrawal is taken out of the contract until the contract date anniversary following age 85, the Annual Roll-up rate is:

..   5%, if withdrawals begin after the contract date anniversary when the owner is age 64.

..   4%, if withdrawals begin on or prior to the contract date anniversary when the owner is age 64.

ANNUAL WITHDRAWAL AMOUNT -- The "Annual withdrawal amount" is the amount you can withdraw without reducing your Roll-up benefit base. It is equal to the Annual Roll-up rate, multiplied by the Roll-up benefit base as of the most recent contract date anniversary.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract's owner. Where the owner of the contract is a non-natural person, such as a company or trust, the annuitant is the measuring life for determining benefits under the contract.

APPLICABLE PERCENTAGE -- The "Applicable percentage" is the rate used to calculate your Guaranteed annual withdrawal amount if your GMIB is converted to the GWBL on the contract date anniversary following age 85.


ASSET TRANSFER PROGRAM -- The asset transfer program ("ATP") is a feature of the GMIB, the "Greater of" GMDB and the GWBL. The ATP uses predetermined mathematical formulas to move account value between the ATP Portfolio and the variable investment options.

ATP EXIT OPTION -- Beginning in your second contract year if you elected a GMIB, the "ATP exit option" allows you to transfer 100% of your account value from the ATP Portfolio to your variable investment options.

ATP TRANSFER -- A transfer between the ATP Portfolio and the variable investment options.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.


CASH VALUE -- At any time before annuity payments begin, your contract's "cash value" is equal to the account value less: (i) the total amount or a pro rata portion of the annual administrative charge and any optional benefit charges; and (ii) any applicable withdrawal charges.

CONTRACT DATE -- The "contract date" is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1st, your contract date anniversary is April 30th.

CONTRACT MONTHIVERSARY -- The "contract monthiversary" means the same date of the month as the contract date.

CONTRACT YEAR -- The "contract year" is the 12-month period beginning on your contract date and each 12-month period after that date.

CONVERSION EFFECTIVE DATE -- The "Conversion effective date" is the date the contract converts from GMIB to GWBL and occurs on the contract date anniversary following the contract owner's age 85.

CREDIT -- An amount credited to your account value at the same time we allocate your contribution. The amount of the credit is 3% of each contribution based on total first year contributions. The credit applies only to Series CP(R) contracts.

CUSTOMIZED PAYMENT PLAN -- For contracts with GMIB, our "Customized payment plan" provides scheduled payments up to your Annual withdrawal amount. For contracts that convert from GMIB to GWBL, our "Customized payment plan" provides scheduled payments up to your Guaranteed annual withdrawal amount.

CUSTOM SELECTION RULES -- The "Custom Selection Rules" are rules for the allocation of contributions to, and transfers among, the Option B investment options. These rules require that allocations be made according to certain categories and investment option limits.

DEFERRAL ROLL-UP AMOUNT -- The "Deferral Roll-up amount" is the amount credited to your Roll-up benefit base on each contract date anniversary provided you have never taken a withdrawal from your contract.

DEFERRAL ROLL-UP RATE -- The "Deferral Roll-up rate" is used to calculate amounts credited to your Roll-up benefit base before you take your first withdrawal from your contract. The Deferral Roll-up rate is 5%.

EARNINGS ENHANCEMENT BENEFIT -- The "Earnings enhancement benefit" is an optional benefit that provides additional death benefit protection.

EXCESS WITHDRAWAL -- For contracts with the GMIB, an "Excess withdrawal" is the portion of your cumulative withdrawals that exceeds your Annual withdrawal amount. For contracts that convert from the GMIB to the GWBL, an "Excess withdrawal" is the portion of your cumulative withdrawals that exceeds your Guaranteed annual withdrawal amount. An Excess withdrawal will always reduce your benefit bases on a pro rata basis. In your first contract year, all withdrawals (except for RMD payments through our automatic RMD service) will reduce your benefit bases on a pro rata basis, because you do not have an Annual withdrawal amount in that year.

                           DEFINITIONS OF KEY TERMS

FREE LOOK -- If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund, but only if you return your contract within the prescribed period. This is your "Free look" right under the contract. Your refund will generally reflect any gain or loss in your investment options.

"GREATER OF" GMDB -- The "Greater of" Guaranteed minimum death benefit ("GMDB") is an optional guaranteed minimum death benefit. The death benefit and its charge are calculated using the greater of two benefit bases -- (1) the Roll-up benefit base and (2) the Highest Anniversary Value benefit base. There is an additional charge for the "Greater of" GMDB under the contract. This contract offers two different versions of the "Greater of" GMDB.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT -- The "Guaranteed annual withdrawal amount" is the maximum annual amount you can withdraw without reducing your GWBL benefit base. It is equal to the Applicable percentage in effect at the time, multiplied by the GWBL benefit base as of the most recent contract date anniversary.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") -- The GMIB is an optional benefit that provides income protection for you during your life once you elect to annuitize your contract by exercising the benefit. There is an additional charge for the GMIB under the contract. This contract offers two different versions of the GMIB.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL") -- The Guaranteed withdrawal benefit for life ("GWBL") is not available at issue. The GWBL is only available to owners who have elected a GMIB. If you do not elect to exercise or terminate your GMIB, it will automatically convert to the GWBL as of the contract date anniversary following age 85. The GWBL guarantees that you can take withdrawals up to a maximum amount ("Guaranteed annual withdrawal amount") each contract year following the conversion.

GWBL BENEFIT BASE -- The "GWBL benefit base" is calculated upon conversion from the GMIB on the contract date anniversary following age 85. The initial GWBL benefit base is your account value or Roll-up benefit base on the Conversion effective date, whichever produces the higher Guaranteed annual withdrawal amount.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT -- The "Highest Anniversary Value death benefit" is an optional guaranteed minimum death benefit. The death benefit is calculated using your highest account value on any contract date anniversary up to the contract date anniversary following age 85. There is an additional charge for the Highest Anniversary Value death benefit under the contract.

INVESTMENT SIMPLIFIER -- Our "Investment simplifier" allows for systematic transfers of amounts in the guaranteed interest option to the variable investment options. There are two options under the program -- the Fixed dollar option and the Interest sweep option.

IRA -- Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

MATURITY DATE -- The contract's "maturity date" is generally the contract date anniversary that follows the annuitant's 95th birthday.

MAXIMUM PAYMENT PLAN -- For contracts with GMIB, our "Maximum payment plan" provides scheduled payments of your Annual withdrawal amount. For contracts that convert from the GMIB to the GWBL, our "Maximum payment plan" provides scheduled payments of your Guaranteed annual withdrawal amount.

NQ CONTRACT -- Nonqualified annuity contract.

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

QP CONTRACT -- An annuity contract that is an investment vehicle for a qualified plan.

RETURN OF PRINCIPAL DEATH BENEFIT -- The "Return of Principal" death benefit is calculated based on the total contributions to your contract, adjusted for withdrawals. There is no additional charge for this death benefit.

ROLL-UP BENEFIT BASE -- The Roll-up benefit base is used to determine the value of the GMIB and the "Greater of" GMDB. The Roll-up benefit base is also used to determine your Annual withdrawal amount. Your Roll-up benefit base is created and increased by contributions to your contract. The Roll-up benefit base is not an account value or cash value.

..   FOR GMIB: The Roll-up benefit base is used to determine your (i) lifetime payments upon exercise of the benefit and (ii) charge for the benefit.

..   FOR "GREATER OF" GMDB: The Roll-up benefit base is one component of the
    "Greater of" GMDB. The other component is the Highest Anniversary Value benefit base.

SPECIAL DCA PROGRAMS -- We use the term "Special DCA Programs" to collectively refer to our special dollar cost averaging program and our special money market dollar cost averaging program, which are described below:

..   SPECIAL DOLLAR COST AVERAGING -- Our "Special dollar cost averaging program" allows for the systematic transfers of amounts in the account for special dollar cost averaging into the variable investment options and the guaranteed interest option. The account for special dollar cost averaging is part of our general account. This program is only available with Series B and Series L contracts.

..   SPECIAL MONEY MARKET DOLLAR COST AVERAGING -- Our "Special money market dollar cost averaging program" allows for the systematic transfers of amounts in the account for special money market dollar cost averaging into the variable investment options and the guaranteed interest option. This program is only available with Series CP(R) contracts.

VALUATION DAY -- A "valuation day" is a scheduled date each month the contract is in effect that the asset transfer program formulas are calculated to determine whether a transfer is required.


VARIABLE INVESTMENT OPTIONS -- The "variable investment options" available under your contract differ depending on whether you elect Option A or Option B. Except where noted, when we refer to variable investment options we are not including the ATP Portfolio, which is part of the ATP.

                           DEFINITIONS OF KEY TERMS

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
account value                          Annuity Account Value

unit                                   Accumulation Unit

Deferral Roll-up amount                Deferral bonus Roll-up amount

Deferral Roll-up rate                  Deferral bonus Roll-up rate
-----------------------------------------------------------------------------

                           DEFINITIONS OF KEY TERMS

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc. No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $618.6 billion in assets as of December 31, 2018. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. You can also use our Online Account Access system to access information about your account and to complete certain requests through the Internet. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:


 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain nonfinancial transactions, including termination of a systematic withdrawal option;

..   statement of your account value at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your account value as of the close of the contract year, including notification of eligibility to exercise the GMIB and/or the Roll-up benefit base reset option and eligibility to convert the GMIB to the GWBL as of the contract date anniversary following age 85.

 ONLINE ACCOUNT ACCESS ("OAA") SYSTEM:

OAA is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options.

You can also:


..   change your allocation percentages and/or transfer among the investment options, excluding transfers into or out of the ATP Portfolio;


..   rebalance under Option A;

..   elect to receive certain contract statements electronically;

..   change your address;

..   sign up for one-time or automatic resets;

..   change your password; and

..   access Frequently Asked Questions and Service Forms.

OAA is normally available seven days a week, 24 hours a day. You may access OAA by visiting our website at www.axa.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

                             WHO IS AXA EQUITABLE?

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE (AND SUBMITTED IN THE MANNER THAT THE FORMS SPECIFY):

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the Beneficiary continuation option;

(5)IRA contribution recharacterizations;

(6)Section 1035 exchanges;

(7)direct transfers and rollovers;

(8)election of the ATP exit option;

(9)exercise of the GMIB or election of an annuity payout option;

(10)requests to reset your Roll-up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(11)death claims;

(12)change in ownership (NQ only, if available under your contract);

(13)requests for enrollment in either our Maximum payment plan or Customized payment plan;

(14)purchase by, or change of ownership to, a nonnatural owner;

(15)requests to collaterally assign your NQ contract;

(16)requests to drop the GWBL or the GMIB;

(17)election to convert the GMIB to the GWBL as of the contract date anniversary following age 85;

(18)requests to add a Joint life after conversion of the GMIB to the GWBL as of the contract date anniversary following age 85;

(19)requests to transfer, re-allocate, rebalance and change your future allocations (except that certain transactions may be permitted through the Online Account Access system);

(20)transfers into and among the investment options; and

(21)withdrawal requests.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)Investment simplifier;

(4)special money market dollar cost averaging (if available); and

(5)special dollar cost averaging (if available).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)Investment simplifier;

(2)special money market dollar cost averaging (if available);

(3)special dollar cost averaging (if available);

(4)Maximum payment plan;

(5)Customized payment plan;

(6)substantially equal withdrawals;

(7)systematic withdrawals;

(8)the date annuity payments are to begin; and

(9)RMD payments from inherited IRAs.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. Some requests may be completed online; you can use our Online Account Access system to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online. We reserve the right to add, remove or change our administrative forms, procedures and programs at any time.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.


EDELIVERY:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.axa.com.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

THREE CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Series B, Series CP(R) and Series L. Each
                       series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options. Also, each series offers the
                       Guaranteed minimum income benefit ("GMIB"), the Guaranteed minimum death benefits and the ability to convert from the
                       GMIB to the Guaranteed withdrawal benefit for life ("GWBL").


                       Each series provides a schedule of expenses and withdrawal charge periods. While certain series have no or short surrender charge periods, these series typically have higher separate account expenses. You should consider the cumulative impact of these higher expenses over time when deciding which series to purchase. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.
                       Additionally, certain optional features may not be exercised until after waiting periods that extends beyond the applicable surrender charge period. So while you may prefer the flexibility of a shorter surrender charge period, you should consider this important fact if electing an optional feature.

                       Each series is subject to contribution rules, which are described in "Contribution amounts" later in this section and in "How you can purchase and contribute to your contract" in "Contract features and benefits" and in "Rules regarding contributions to your contract" in Appendix VII later in this Prospectus.

                       The chart below shows the availability of key features under each series of the contract.

                                             SERIES B  SERIES CP(R)  SERIES L
 -----------------------------------------------------------------------------
 Special dollar cost averaging                 Yes         No          Yes
 -----------------------------------------------------------------------------
 Special money market dollar cost averaging    No          Yes         No
 -----------------------------------------------------------------------------
 Credits                                       No          Yes         No


                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance. Not all series may be
                            available through your financial professional.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract which is an Individual Retirement Annuity (IRA) or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the
                            Internal Revenue Code for these types of arrangements.
                            Before purchasing or contributing to one of these
                            contracts, you should consider whether its features and
                            benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                            and costs of these annuities compared with any other
                            investment that you may use in connection with your
                            retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have
                            limited usefulness because of required minimum
                            distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The GMIB provides income protection for you during your
INCOME BENEFIT ("GMIB")     life once you elect to annuitize the contract by exercising the benefit. If you elect GMIB I -- Asset Allocation, your contract will be restricted to Option A. If you elect GMIB
                            II -- Custom Selection, you may allocate amounts under
                            either Option A or Option B, and therefore, the fees
                            associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. If you do not elect to exercise the GMIB, this benefit will
                            automatically convert to the GWBL as of the contract date
                            anniversary following age 85, unless you terminate the
                            benefit.
                            If you elect GMIB, your investment allocations are subject to our asset transfer program ("ATP"). The ATP uses
                            predetermined mathematical formulas to move account value
                            between the ATP Portfolio and the variable investment
                            options. Under these formulas, your account value may be
                            transferred between the variable investment options which
                            you have selected and the ATP Portfolio. For more
                            information, please see "Guaranteed minimum income benefit
                            ("GMIB")" in "Contract features and benefits" later in this
                            Prospectus and Appendix VIII to this Prospectus.
----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

--------------------------------------------------------------------------------------
GUARANTEED MINIMUM        The GWBL guarantees that you can take withdrawals up to a
INCOME BENEFIT ("GMIB")   maximum amount each contract year. Excess withdrawals can
(CONTINUED)               cause a significant reduction in your guaranteed benefit
                          bases and in some cases result in a termination of your
                          contract. THE GWBL IS AVAILABLE ONLY UPON A CONVERSION FROM
                          THE GMIB ON THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85.
                          If you have not elected to exercise the GMIB as of the
                          contract date anniversary following age 85, the GMIB will
                          automatically convert to the GWBL effective on that date.
                          Upon conversion to GWBL, you will continue to have the
                          investment option choices that were available to you under your GMIB and your contract will continue to be subject to the ATP.
                          The guaranteed benefits under the contract are supported by
                          AXA Equitable's general account and are subject to AXA
                          Equitable's claims paying ability. Contract owners should
                          look to the financial strength of AXA Equitable for its
                          claims paying ability.
--------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH  .   Return of Principal death benefit
BENEFITS ("GMDBS")        .   Highest Anniversary Value death benefit
                          .   "Greater of" GMDB
                             -- The "Greater of" GMDB I (available only if elected
                                with the GMIB I -- Asset Allocation); or
                             -- The "Greater of" GMDB II (available only if elected
                                with the GMIB II -- Custom Selection)
                          All three GMDBs are available in combination with the GMIB.
                          The Return of Principal death benefit and the Highest
                          Anniversary Value death benefit are available without the
                          GMIB. However, the "Greater of" GMDB can only be selected
                          in combination with the GMIB. If you do not select either
                          the Highest Anniversary Value death benefit or the "Greater of" GMDB, the Return of Principal death benefit will
                          automatically be issued with all eligible contracts.
                          Eligible contracts are those that meet the owner and
                          annuitant issue age requirements described under "Rules
                          regarding contributions to your contract" in "Appendix VII".

                          The guaranteed benefits under the contract are supported by
                          AXA Equitable's general account and are subject to AXA
                          Equitable's claims paying ability. Contract owners should
                          look to the financial strength of AXA Equitable for its
                          claims paying ability.
--------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      The chart below shows the minimum initial and, in
                          parenthesis, additional contribution amounts under the
                          contracts. Please see "How you can purchase and contribute to your contract" in "Contract features and benefits" and
                          "Rules regarding contributions to your contract" in
                          "Appendix VII" for more information, including important
                          limitations on contributions.

                                                 SERIES B         SERIES CP(R)   SERIES L
-------------------------------------------------------------------------------------------------
NQ                                               $25,000($500)    $25,000($500)  $25,000($500)
-------------------------------------------------------------------------------------------------
Traditional IRA                                  $25,000($50)     $25,000($50)   $25,000($50)
-------------------------------------------------------------------------------------------------
Roth IRA                                         $25,000($50)     $25,000($50)   $25,000($50)
-------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary Continuation contract  $25,000($1,000)  n/a            $25,000($1,000)
(traditional IRA or Roth IRA) ("Inherited IRA")
-------------------------------------------------------------------------------------------------
QP                                               $25,000($500)    $25,000($500)  $25,000($500)
-------------------------------------------------------------------------------------------------

                               .   No contributions will be accepted after the first
                                   contract year (other than QP contracts). For QP
                                   contracts, the maximum aggregate contributions for any
                                   contract year is 100% of first-year contributions.
                                   Subsequent contributions are not permitted after
                                   conversion to the GWBL.

                               .   Maximum contribution limitations apply to all contracts.
                               ------------------------------------------------------------
                               We currently do not accept any contribution to your
                               contract if: (i) the sum total of all contributions under
                               your Accumulator(R) Series 13.0 contract would then total
                               more than $1,000,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue); (ii) the sum total of all contributions under all Accumulator(R) Series and
                               Retirement Cornerstone(R) Series contracts with the same
                               owner or annuitant would then total more than $1,500,000;
                               or (iii) the aggregate contributions under all AXA
                               Equitable annuity accumulation contracts with the same
                               owner or annuitant would then total more than $2,500,000.

                               Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                               including our rights to (i) change minimum and maximum
                               contribution requirements and limitations, and (ii)
                               discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                               contributions and transfers to any of the variable
                               investment options and to limit the number of variable
                               investment options which you may elect.
-------------------------------------------------------------------------------------------
CREDIT                         We allocate your contributions to your account value. We
(SERIES CP(R) CONTRACTS ONLY)  allocate a credit to your account value at the same time that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                               The amount of credit is 3% of each contribution. The credit is subject to recovery by us in certain limited
                               circumstances.
-------------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY          .   Partial withdrawals
                              .   Several withdrawal options on a periodic basis
                              .   Contract surrender
                              .   Maximum payment plan (only under contracts with GMIB or
                                  GWBL)
                              .   Customized payment plan (only under contracts with GMIB
                                  or GWBL)
                              You may incur a withdrawal charge for certain withdrawals
                              or if you surrender your contract. You may also incur
                              income tax and a tax penalty. Certain withdrawals will
                              diminish the value of optional benefits.
------------------------------------------------------------------------------------------
PAYOUT OPTIONS                .   Fixed annuity payout options
                              .   Other payout options through other contracts
------------------------------------------------------------------------------------------
ADDITIONAL FEATURES           .   Guaranteed minimum death benefit options
                              .   Dollar cost averaging
                              .   Automatic quarterly account value rebalancing (Option B
                                  only)
                              .   Free transfers
                              .   Waiver of withdrawal charge for certain withdrawals,
                                  disability, terminal illness, or confinement to a
                                  nursing home
                              .   Earnings enhancement benefit, an optional death benefit
                                  available under certain contracts
                              .   Option to drop the GMIB after issue
                              .   Option to drop the GWBL after conversion
                              .   Spousal continuation
                              .   Beneficiary continuation option (IRA and NQ only)
                              .   Roll-up benefit base reset
------------------------------------------------------------------------------------------
FEES AND CHARGES              Please see "Fee table" later in this section for complete
                              details.
------------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE     Please see "Rules regarding contributions to your contract"
AGES                          in "Appendix VII" for owner and annuitant issue ages
                              applicable to your contract.
------------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL          To exercise your cancellation right you must mail the
                              contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you
                              receive it. If state law requires, this "free look" period may be longer. See "Your right to cancel within a certain
                              number of days" in "Contract features and benefits" later
                              in this Prospectus for more information.
------------------------------------------------------------------------------------------
EFFECT OF YOUR ACCOUNT VALUE  Your contract will terminate without value if your account
FALLING TO ZERO               value is insufficient to pay any applicable charges when
                              due. Your account value could become insufficient due to
                              withdrawals and/or poor market performance. Upon such
                              termination, you will lose all your rights under your
                              contract and any applicable guaranteed benefits, except as discussed under "Effect of your account value falling to
                              zero" in "Determining your contract's value" later in this
                              Prospectus.
------------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS     From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                              guaranteed benefits. See "Guaranteed benefit offers" in
                              "Contract features and benefits" for more information.
------------------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. PLEASE SEE APPENDIX IX LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time you surrender the contract, if you make certain withdrawals or transfers, request special services or apply your cash value to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

-------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
-------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions   SERIES B SERIES CP(R) SERIES L
withdrawn/(2)/ (deducted if you surrender your contract or   7.00%    8.00%        8.00%
make certain withdrawals or apply your cash value to
certain payout options).
Charge for each additional transfer in excess of 12               Maximum Charge: $35
transfers per contract year:/(3)/                                Current Charge:   $ 0

Special service charges:/(4)/
  .   Express mail charge                             Current and Maximum Charge:   $35
  .   Wire transfer charge                            Current and Maximum Charge:   $90
  .   Check preparation charge/(5)/                   Maximum Charge:            $85
                                                      Current Charge:              $0
  .   Charge for third party transfer or
      exchange/(5)/                                   Maximum Charge:            $125
                                                      Current Charge:              $65/(6)/
  .   Duplicate contract charge                       Current and Maximum Charge:   $35/(6)/
---------------------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

-----------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE
 ANNIVERSARY
-----------------------------------------------------------------------
Maximum annual administrative charge/(7)/

   If your account value on a contract date anniversary is     $30
   less than $50,000/(8)/

   If your account value on a contract date anniversary is     $0
   $50,000 or more

----------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS/(9)/
----------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES/(10)/:                      SERIES B  SERIES CP(R)  SERIES L
                                                             --------  ---------     --------
Operations                                                   0.80%     1.05%         1.10%
Administrative                                               0.30%     0.35%         0.35%
Distribution                                                 0.20%     0.25%         0.25%
                                                             -----     -----         -----
Total Separate account annual expenses ("Contract fee")      1.30%     1.65%         1.70%

------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY
 OF THE FOLLOWING OPTIONAL BENEFITS
------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base./(11)/ Deducted
annually/(12)/ on each contract date anniversary for which
the benefit is in effect.)

   Return of Principal death benefit                           no additional charge

   Highest Anniversary Value death benefit                     0.35% (current and maximum)
------------------------------------------------------------------------------------------
"Greater of" GMDB I (ONLY AVAILABLE IF YOU ALSO ELECT GMIB
  I -- ASSET ALLOCATION)

   Maximum Charge                                              2.30%

   Current Charge/(13)/                                        1.15%
------------------------------------------------------------------------------------------

                                   FEE TABLE

---------------------------------------------------------------------------
"Greater of" GMDB II (ONLY AVAILABLE IF YOU ALSO ELECT GMIB
  II -- CUSTOM SELECTION)

   Maximum Charge                                              2.60%

   Current Charge/(13)/                                        1.30%
---------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(14)/ (Calculated
as a percentage of the applicable benefit base./(11)
/Deducted annually/(12) /on each contract date anniversary
for which the benefit is in effect.)

  If you elect GMIB I -- Asset Allocation

   Maximum Charge                                              2.30%

   Current Charge/(13)/                                        1.15%
---------------------------------------------------------------------------

  If you elect GMIB II -- Custom Selection

   Maximum Charge                                              2.60%

   Current Charge/(13)/                                        1.30%
---------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE/(14) /(Calculated as a
percentage of the account value. Deducted annually/(7) /on
each contract date anniversary for which the benefit is in
effect.)                                                       0.35%
---------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT
CHARGE/(14)(15) /(Available only upon conversion of the
GMIB and calculated as a percentage of the GWBL benefit
base/(11) /deducted annually/(12) /on each contract date
anniversary for which the benefit is in effect.)

  Conversion from GMIB I -- Asset Allocation

   Maximum Charge                                              2.30%

   Current Charge/(13)/                                        1.15%
---------------------------------------------------------------------------

  Conversion from GMIB II -- Custom Selection

   Maximum Charge                                              2.60%

   Current Charge/(13)/                                        1.30%
---------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.


---------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS/(9)/
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that
are deducted from Portfolio assets including management      Lowest Highest
fees, 12b-1 fees, service fees, and/or other expenses)/(16)/ 0.67%  1.54%
---------------------------------------------------------------------------

                                   FEE TABLE

Notes:

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make a withdrawal or surrender your contract to receive its cash value. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

Contract Year  Series B Series CP(R) Series L
-------------  -------- ------------ --------
    1.........  7.00%      8.00%      8.00%
    2.........  7.00%      8.00%      7.00%
    3.........  6.00%      7.00%      6.00%
    4.........  6.00%      6.00%      5.00%
    5.........  5.00%      5.00%      0.00%
    6.........  3.00%      4.00%      0.00%
    7.........  1.00%      3.00%      0.00%
    8.........  0.00%      2.00%      0.00%
    9.........  0.00%      1.00%      0.00%
    10+.......  0.00%      0.00%      0.00%

(3)Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

(4)These charges may increase over time to cover our administrative costs. We may discontinue these services at any time, with or without notice.

(5)The sum of these charges will never exceed 2% of the amount disbursed or transferred.

(6)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(7)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(8)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(9)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(10)The separate account annual expenses compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Series CP(R) contracts, both the separate account annual expenses and the withdrawal charge compensate us for the expense associated with the credit.

(11)The benefit base is not an account value or cash value. If you elect the GMIB and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Series CP(R) contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(12)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(13)We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See "Fee changes for the guaranteed benefits" in "Charges and expenses" later in this Prospectus.

(14)If you elect the Earnings enhancement benefit at issue, and your GMIB then converts to the GWBL, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL.

(15)Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

(16)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options of such expenses.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses). These examples do not reflect charges for any special service you may request.


The examples below show the expenses that a hypothetical contract owner (who has elected the "Greater of" GMDB II and the Earnings enhancement benefit with the GMIB II -- Custom Selection) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Series B 0.006%; Series CP(R) 0.011%; and Series L 0.014%. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" GMDB II and the GMIB II -- Custom Selection, both of which are calculated as a percentage of each benefit's benefit base.

                                   FEE TABLE

The guaranteed interest option and amounts allocated to the Special DCA programs (as available) are not covered by these examples. The annual administrative charge, any applicable withdrawal charge and the charge for any optional benefits do apply to the guaranteed interest option and amounts allocated to the Special DCA programs (as available).

These examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP(R) contracts assumes that a 3% credit was applied to your contribution. Other than the administrative charge and the charges for the guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and total annual expenses of the Portfolios (before expense limitations). These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                               SERIES B
---------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                      CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                        APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,309 $2,757  $4,562   $9,107   $609  $2,157  $4,062   $9,107
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,217 $2,493  $4,148   $8,445   $517  $1,893  $3,648   $8,445
---------------------------------------------------------------------------------------------------


                                               SERIES L
---------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                      CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                        APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,451 $2,879  $4,251   $9,395   $651  $2,279  $4,251   $9,395
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,360 $2,617  $3,844   $8,764   $560  $2,017  $3,844   $8,764
---------------------------------------------------------------------------------------------------


                                             SERIES CP(R)
---------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                      CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                        APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,457 $2,997  $4,784   $9,477   $657  $2,297  $4,284   $9,477
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,364 $2,728  $4,364   $8,817   $564  $2,028  $3,864   $8,817
---------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2018.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix VII summarize our current rules regarding contributions to your contract, which rules are subject to change. In some states our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and rules for contributions are based on the age of the older of the original owner and annuitant. No contributions will be accepted after the first contract year (other than QP contracts). For QP contracts, (i) the maximum aggregate contributions for any contract year is 100% of first-year contributions and
(ii) subsequent contributions are not permitted after conversion to the GWBL.

No contributions are accepted after the first contract year (other than QP contracts). Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and
(ii) discontinue acceptance of contributions. We may discontinue acceptance of contributions within the first year. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

We currently do not accept any contribution to your contract if: (i) the sum total of all contributions under your Accumulator(R) Series 13.0 contract would then total more than $1,000,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue); (ii) the sum total of all contributions under all Accumulator(R) Series and Retirement Cornerstone(R) Series contracts with the same owner or annuitant would then total more than $1,500,000; or (iii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. These contribution limitations may not be applicable in your state. Please see Appendix IX later in this Prospectus.

--------------------------------------------------------------------------------
THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS A NON-NATURAL PERSON SUCH AS A COMPANY OR TRUST, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code. In all cases, the joint annuitants must be spouses. In addition, a spouse may be added as a joint annuitant under a non-natural owner contract upon conversion to the GWBL with a Joint life option. See "Additional owner and annuitant requirements" under "Guaranteed withdrawal benefit for life ("GWBL")."

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Series CP(R) contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix III at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit ("GMIB") converts to the GWBL, the terms owner and successor owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the GMIB

                        CONTRACT FEATURES AND BENEFITS
converts to the GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO SERIES B AND SERIES L CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Highest Anniversary Value death benefit, a "Greater of" GMDB and/or the GMIB, which you may be able to convert to the GWBL as of the contract date anniversary following age 85, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the Guaranteed minimum death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an exchange intended to be a Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS DESCRIBED LATER IN THIS PROSPECTUS, WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------

OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SEC. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."

--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

The contract provides the following investment options: the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Series B and Series L contracts) or the account for special money market dollar cost averaging (for Series CP(R) contracts). This section lists each of the variable investment options and describes the guaranteed interest option. The next section, "Allocating your contributions," discusses dollar cost averaging in general, including the Special DCA programs.

Your investment options depend on whether you select Option A or Option B. If you elect Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be

                        CONTRACT FEATURES AND BENEFITS
restricted to Option A. If you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection") or if you do not elect a GMIB, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. For additional information, see "Allocating your contributions" later in this Prospectus.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment adviser of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "EQ Fund of Fund Portfolios"). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "EQ volatility management strategy") and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

ASSET TRANSFER PROGRAM. You should be aware that having the GMIB and/or certain other guaranteed benefits or converting GMIB to GWBL limits your ability to invest in some of the variable investment options that would otherwise be available to you under the contract. In addition, if you have the GMIB, the "Greater of" GMDB, or convert to the GWBL, you are required to participate in the asset transfer program which moves account value between the ATP Portfolio and the variable investment options. See "Asset transfer program ("ATP")" in "Contract features and benefits" later in this prospectus. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy); investment option restrictions in connection with any guaranteed benefit that include these Portfolios; and the ATP are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). THIS MAY EFFECTIVELY SUPPRESS THE VALUE OF GUARANTEED BENEFIT(S) THAT ARE ELIGIBLE FOR PERIODIC BENEFIT BASE RESETS BECAUSE YOUR BENEFIT BASE IS AVAILABLE FOR RESETS ONLY WHEN YOUR ACCOUNT VALUE IS HIGHER. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

                        CONTRACT FEATURES AND BENEFITS

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Portfolios that utilize these volatility management techniques are identified below in the chart by a "(delta)" under the column entitled "Volatility Management." Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


Whether or not you elected a guaranteed benefit that requires you to participate in the ATP, you should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and


   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the ATP Portfolio and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.



-----------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST                                                   INVESTMENT ADVISER
 CLASS B SHARES                                                          (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                      AS APPLICABLE)                      MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR  Seeks to achieve high total return through a   .   AXA Equitable Funds Management
  BOND                    combination of current income and capital          Group, LLC
                          appreciation.
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP     Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds Management
  GROWTH                                                                     Group, LLC
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP     Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds Management
  VALUE                                                                      Group, LLC


------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                      INVESTMENT ADVISER
 CLASS IB SHARES                                                        (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                     AS APPLICABLE)                      MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
1290 VT EQUITY INCOME     Seeks a combination of growth and income      .   AXA Equitable Funds Management
                          to achieve an above-average and consistent        Group, LLC
                          total return.                                 .   Barrow, Hanley, Mewhinney &
                                                                            Strauss LLC
------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY          Seeks to achieve long-term capital            .   AXA Equitable Funds Management
  RESPONSIBLE             appreciation.                                     Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------
EQ/400 MANAGED            Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  VOLATILITY/(*)(1)/      with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------
EQ/500 MANAGED            Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  VOLATILITY/(*)(2)/      with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------
EQ/2000 MANAGED           Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  VOLATILITY/(*)(3)/      with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                        INVESTMENT ADVISER
 CLASS IB SHARES                                                          (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                       AS APPLICABLE)                      MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
EQ/AB DYNAMIC MODERATE    Seeks to achieve total return from long-term    .   AllianceBernstein L.P.            (delta)
  GROWTH/(*)(4)/          growth of capital and income.                   .   AXA Equitable Funds Management
                                                                              Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/AB SMALL CAP           Seeks to achieve long-term growth of            .   AllianceBernstein L.P.
  GROWTH/(*)(5)/          capital.                                        .   AXA Equitable Funds Management
                                                                              Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/BALANCED               Seeks long-term capital appreciation and        .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(6)/        current income.                                     Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN       Seeks to achieve long-term growth of            .   AXA Equitable Funds Management
  RESEARCH                capital.                                            Group, LLC
                                                                          .   Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------
EQ/CLEARBRIDGE LARGE CAP  Seeks to achieve long-term capital growth.      .   AXA Equitable Funds Management
  GROWTH/(*)(7)/                                                              Group, LLC
                                                                          .   ClearBridge Investments, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CLEARBRIDGE SELECT     Seeks to achieve capital appreciation, which    .   AXA Equitable Funds Management  (check mark)
  EQUITY MANAGED          may occasionally be short-term, with an             Group, LLC
  VOLATILITY              emphasis on risk adjusted returns and           .   BlackRock Investment
                          managing volatility in the Portfolio.               Management, LLC
                                                                          .   ClearBridge Investments, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CONSERVATIVE GROWTH    Seeks current income and growth of capital,     .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(8)/        with a greater emphasis on current income.          Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CONSERVATIVE           Seeks a high level of current income.           .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(9)/                                                            Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX        Seeks to achieve a total return before          .   AXA Equitable Funds Management
                          expenses that approximates the total return         Group, LLC
                          performance of the Bloomberg Barclays U.S.      .   SSgA Funds Management, Inc.
                          Intermediate Government/Credit Bond Index,
                          including reinvestment of dividends, at a risk
                          level consistent with that of the Bloomberg
                          Barclays U.S. Intermediate Government/
                          Credit Bond Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN BALANCED      Seeks to maximize income while maintaining      .   AXA Equitable Funds Management  (check mark)
  MANAGED                 prospects for capital appreciation with an          Group, LLC
  VOLATILITY/(*)(10)/     emphasis on risk-adjusted returns and           .   BlackRock Investment
                          managing volatility in the Portfolio.               Management, LLC
                                                                          .   Franklin Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP     Seeks to achieve long-term total return with    .   AXA Equitable Funds Management  (check mark)
  VALUE MANAGED           an emphasis on risk-adjusted returns and            Group, LLC
  VOLATILITY/(*)(11)/     managing volatility in the Portfolio.           .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON     Primarily seeks capital appreciation and        .   AXA Equitable Funds Management  (check mark)
  ALLOCATION MANAGED      secondarily seeks income.                           Group, LLC
  VOLATILITY/(*)(12)/
--------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS       Seeks to achieve capital growth and current     .   AXA Equitable Funds Management
                          income.                                             Group, LLC
                                                                          .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Wells Fargo Asset Management
                                                                              (International), LLC and Wells
                                                                              Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                        INVESTMENT ADVISER
 CLASS IB SHARES                                                          (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                       AS APPLICABLE)                      MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL EQUITY MANAGED  Seeks to achieve long-term capital              .   AXA Equitable Funds Management  (check mark)
  VOLATILITY/(*)(13)/     appreciation with an emphasis on risk-              Group, LLC
                          adjusted returns and managing volatility in     .   BlackRock Investment
                          the Portfolio.                                      Management, LLC
                                                                          .   Morgan Stanley Investment
                                                                              Management Inc.
                                                                          .   OppenheimerFunds, Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/GROWTH                 Seeks long-term capital appreciation and        .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(14)/       current income, with a greater emphasis on          Group, LLC
                          capital appreciation.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE           Seeks to achieve a total return before          .   AXA Equitable Funds Management
  GOVERNMENT BOND         expenses that approximates the total return         Group, LLC
                          performance of the Bloomberg Barclays U.S.      .   SSgA Funds Management, Inc.
                          Intermediate Government Bond Index,
                          including reinvestment of dividends, at a risk
                          level consistent with that of the Bloomberg
                          Barclays U.S. Intermediate Government Bond
                          Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE     Seeks to achieve long-term growth of capital    .   AXA Equitable Funds Management  (check mark)
  MANAGED                 with an emphasis on risk-adjusted returns           Group, LLC
  VOLATILITY/(*)(15)/     and managing volatility in the Portfolio.       .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   EARNEST Partners, LLC
                                                                          .   Federated Global Investment
                                                                              Management Corp.
                                                                          .   Massachusetts Financial
                                                                              Services Company d/b/a MFS
                                                                              Investment Management
--------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL MANAGED  Seeks to achieve long-term growth of capital    .   AllianceBernstein L.P.          (check mark)
  VOLATILITY/(*)(16)/     with an emphasis on risk-adjusted returns       .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.           Group, LLC
                                                                          .   BlackRock Investment
                                                                              Management, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK       Seeks to achieve capital growth and income.     .   AXA Equitable Funds Management
                                                                              Group, LLC
                                                                          .   Invesco Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/JANUS                  Seeks to achieve capital growth.                .   AXA Equitable Funds Management
  ENTERPRISE/(*)(17)/                                                         Group, LLC
                                                                          .   Janus Capital Management LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE         Seeks to achieve long-term capital              .   AXA Equitable Funds Management
  OPPORTUNITIES           appreciation.                                       Group, LLC
                                                                          .   J.P. Morgan Investment
                                                                              Management Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE         Seeks to achieve long-term growth of capital    .   AXA Equitable Funds Management  (check mark)
  MANAGED                 with an emphasis on risk-adjusted returns           Group, LLC
  VOLATILITY/(*)(18)/     and managing volatility in the Portfolio.       .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Capital Guardian Trust Company
                                                                          .   Thornburg Investment
                                                                              Management, Inc.
                                                                          .   Vaughn Nelson Investment
                                                                              Management
--------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                         INVESTMENT ADVISER
 CLASS IB SHARES                                                           (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                        AS APPLICABLE)                      MANAGEMENT
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH       Seeks to provide long-term capital growth        .   AXA Equitable Funds Management  (check mark)
  MANAGED                 with an emphasis on risk-adjusted returns            Group, LLC
  VOLATILITY/(*)(19)/     and managing volatility in the Portfolio.        .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   HS Management Partners, LLC
                                                                           .   Loomis, Sayles & Company, L.P.
                                                                           .   Polen Capital Management, LLC
                                                                           .   T. Rowe Price Associates, Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE        Seeks to achieve long-term growth of capital     .   AllianceBernstein L.P.          (check mark)
  MANAGED                 with an emphasis on risk-adjusted returns        .   AXA Equitable Funds Management
  VOLATILITY/(*)(20)/     and managing volatility in the Portfolio.            Group, LLC
                                                                           .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   Massachusetts Financial
                                                                               Services Company d/b/a MFS
                                                                               Investment Management
---------------------------------------------------------------------------------------------------------------------------
EQ/LOOMIS SAYLES          Seeks to achieve capital appreciation.           .   AXA Equitable Funds Management
  GROWTH/(*)(21)/                                                              Group, LLC
                                                                           .   Loomis, Sayles & Company, L.P.
---------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL      Seeks to achieve capital appreciation.           .   AXA Equitable Funds Management
  GROWTH                                                                       Group, LLC
                                                                           .   Massachusetts Financial
                                                                               Services Company d/b/a MFS
                                                                               Investment Management
---------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE MANAGED  Seeks to achieve long-term capital               .   AXA Equitable Funds Management  (check mark)
  VOLATILITY/(*)(22)/     appreciation with an emphasis on risk                Group, LLC
                          adjusted returns and managing volatility in      .   BlackRock Investment
                          the Portfolio.                                       Management, LLC
                                                                           .   Diamond Hill Capital
                                                                               Management, Inc.
                                                                           .   Wellington Management Company,
                                                                               LLP
---------------------------------------------------------------------------------------------------------------------------
EQ/MODERATE GROWTH        Seeks long-term capital appreciation and         .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(*)(23)/       current income, with a greater emphasis on           Group, LLC
                          current income.
---------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(++)/     Seeks to obtain a high level of current income,  .   AXA Equitable Funds Management
                          preserve its assets and maintain liquidity.          Group, LLC
                                                                           .   The Dreyfus Corporation
---------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL     Seeks to achieve capital appreciation.           .   AXA Equitable Funds Management
                                                                               Group, LLC
                                                                           .   OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND Seeks to generate a return in excess of          .   AXA Equitable Funds Management
                          traditional money market products while              Group, LLC
                          maintaining an emphasis on preservation of       .   Pacific Investment Management
                          capital and liquidity.                               Company LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS      Seeks to achieve high current income             .   AllianceBernstein L.P.
                          consistent with moderate risk to capital.        .   AXA Equitable Funds Management
                                                                               Group, LLC
                                                                           .   Pacific Investment Management
                                                                               Company LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH   Seeks to achieve long-term capital appreciation  .   AXA Equitable Funds Management
  STOCK                   and secondarily, income.                             Group, LLC
                                                                           .   T. Rowe Price Associates, Inc.
---------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                       INVESTMENT ADVISER
 CLASS IB SHARES                                                         (AND SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME           OBJECTIVE                                      AS APPLICABLE)                      MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL       Seeks to achieve long-term capital growth      .   AXA Equitable Funds Management  (check mark)
  EQUITY MANAGED          with an emphasis on risk adjusted returns          Group, LLC
  VOLATILITY/(*)(24)/     and managing volatility in the Portfolio.      .   BlackRock Investment
                                                                             Management, LLC
                                                                         .   Templeton Global Advisors
                                                                             Limited
-------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME  Seeks to achieve total return through capital  .   AXA Equitable Funds Management
                          appreciation with income as a secondary            Group, LLC
                          consideration.                                 .   UBS Asset Management
                                                                             (Americas) Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/ULTRA CONSERVATIVE     Seeks current income.                          .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(+)(*)(25)/                                                       Group, LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE   Seeks to achieve long-term growth of capital.  .   AllianceBernstein L.P.
  EQUITY                                                                 .   AXA Equitable Funds Management
                                                                             Group, LLC
                                                                         .   ClearBridge Investments, LLC
                                                                         .   Scotia Institutional Asset
                                                                             Management US, Ltd.
                                                                         .   T. Rowe Price Associates, Inc.
                                                                         .   Westfield Capital Management
                                                                             Company, L.P.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND    Seeks to achieve a balance of high current     .   AXA Equitable Funds Management
                          income and capital appreciation, consistent        Group, LLC
                          with a prudent level of risk.                  .   BlackRock Financial
                                                                             Management, Inc.
                                                                         .   DoubleLine Capital LP
                                                                         .   Pacific Investment Management
                                                                             Company LLC
                                                                         .   SSgA Funds Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital.  .   AllianceBernstein L.P.
  GROWTH                                                                 .   AXA Equitable Funds Management
                                                                             Group, LLC
                                                                         .   BlackRock Investment
                                                                             Management, LLC
                                                                         .   Franklin Advisers, Inc.
                                                                         .   Wellington Management Company,
                                                                             LLP
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital.  .   American Century Investment
  VALUE                                                                      Management, Inc.
                                                                         .   AXA Equitable Funds Management
                                                                             Group, LLC
                                                                         .   BlackRock Investment
                                                                             Management, LLC
                                                                         .   Diamond Hill Capital
                                                                             Management, Inc.
                                                                         .   Knightbridge Asset Management,
                                                                             LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY   Seeks to achieve long-term growth of           .   AllianceBernstein L.P.
                          capital.                                       .   Allianz Global Investors U.S.
                                                                             LLC
                                                                         .   AXA Equitable Funds Management
                                                                             Group, LLC
                                                                         .   Wellington Management Company,
                                                                             LLP
-------------------------------------------------------------------------------------------------------------------------



(+) The ATP Portfolio is part of the asset transfer program and is not part of Option A or Option B. You may not directly allocate a contribution to or request a transfer of account value into this investment option.
(++)The Portfolio operates as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

                        CONTRACT FEATURES AND BENEFITS

(*) This information reflects the variable investment option's name. The chart below reflects the variable investment option's former name which may continue to be used in certain documents for a period of time after the date of this prospectus. The number in the "FN" column corresponds with the number contained in the table above.



----------------------------------------------------------------
 FN   VARIABLE INVESTMENT OPTION NAME
----------------------------------------------------------------
(1)   AXA 400 Managed Volatility
----------------------------------------------------------------
(2)   AXA 500 Managed Volatility
----------------------------------------------------------------
(3)   AXA 2000 Managed Volatility
----------------------------------------------------------------
(4)   AXA/AB Dynamic Moderate Growth
----------------------------------------------------------------
(5)   AXA/AB Small Cap Growth
----------------------------------------------------------------
(6)   AXA Balanced Strategy
----------------------------------------------------------------
(7)   AXA/ClearBridge Large Cap Growth
----------------------------------------------------------------
(8)   AXA Conservative Growth Strategy
----------------------------------------------------------------
(9)   AXA Conservative Strategy
----------------------------------------------------------------
(10)  AXA/Franklin Balanced Managed Volatility
----------------------------------------------------------------
(11)  AXA/Franklin Small Cap Value Managed Volatility
----------------------------------------------------------------
(12)  AXA/Franklin Templeton Allocation Managed Volatility
----------------------------------------------------------------
(13)  AXA Global Equity Managed Volatility
----------------------------------------------------------------
(14)  AXA Growth Strategy
----------------------------------------------------------------
(15)  AXA International Core Managed Volatility
----------------------------------------------------------------
(16)  AXA International Managed Volatility
----------------------------------------------------------------
(17)  AXA/Janus Enterprise
----------------------------------------------------------------
(18)  AXA Large Cap Core Managed Volatility
----------------------------------------------------------------
(19)  AXA Large Cap Growth Managed Volatility
----------------------------------------------------------------
(20)  AXA Large Cap Value Managed Volatility
----------------------------------------------------------------
(21)  AXA/Loomis Sayles Growth
----------------------------------------------------------------
(22)  AXA Mid Cap Value Managed Volatility
----------------------------------------------------------------
(23)  AXA Moderate Growth Strategy
----------------------------------------------------------------
(24)  AXA/Templeton Global Equity Managed Volatility
----------------------------------------------------------------
(25)  AXA Ultra Conservative Strategy
----------------------------------------------------------------


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

Based on the interest rates in effect at the time, we will apply the highest of the three interest rates described above to amounts allocated to the guaranteed interest option. Although the interest rate may vary over the course of your investment in the guaranteed interest option, the interest rate will never be lower than the lifetime minimum rate. For information regarding the interest rate currently in effect for the guaranteed interest option, call us or visit us online. See "How to reach us" earlier in this Prospectus.


The lifetime minimum rate is 1.00%. The data page for your contract shows the lifetime minimum rate. The minimum yearly rate, which is set each calendar year, will never be less than the lifetime minimum rate. The minimum yearly rate for 2019 is 1.00%. Current interest rates, which may be set monthly, will never be less than the yearly guaranteed interest rate.


We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable) and any optional benefit charges. See Appendix IX later in this Prospectus for state variations.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

If the asset transfer program ("ATP") is in effect, ATP transfers are not taken out of or allocated to the guaranteed interest option. Please see "Asset transfer program ("ATP")" later in this section.

The account for special dollar cost averaging is part of our general account. See "Special dollar cost averaging program" below for more information.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation alternatives and procedures depend on whether you select Option A -- Asset Allocation or Option B -- Custom Selection, which we describe below. You must select either Option A -- Asset Allocation or Option B -- Custom Selection with your initial contribution. If you elect GMIB I -- Asset Allocation, your contract is restricted to Option A. If you elect GMIB II -- Custom Selection or if you don't elect a GMIB, you can choose either Option A or Option B.

Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions, those allocation instructions must comply with the Option rules that are in effect at the time that you submit the new allocation instructions.

OPTION A -- ASSET ALLOCATION


Under Option A, the Asset Allocation option, all of your account value must be allocated to one or more of the following options: (1) the EQ Strategic Allocation Portfolios; (2) the EQ/AB Dynamic Moderate Growth Portfolio; (3) the guaranteed interest option; (4) the EQ/Money Market Portfolio; and (5) a Special DCA program.

The EQ Strategic Allocation Portfolios are:
  EQ/Balanced Strategy
  EQ/Conservative Growth Strategy
  EQ/Conservative Strategy
  EQ/Growth Strategy
  EQ/Moderate Growth Strategy


Allocations must be in whole percentages, and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%.

Special DCA programs are available in connection with Option A, and they are discussed in "Dollar cost averaging" below.

You can rebalance your account value under Option A by submitting a request to rebalance your account value as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only) and must comply with the limits regarding transfers into and out of the guaranteed interest option. You can rebalance only to the investment options available under Option A.


When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. Amounts in the ATP Portfolio are excluded from rebalancing, however, a one-time rebalancing request may trigger an off cycle ATP transfer if any amounts are moved out of the guaranteed interest option as a result of the rebalance. Please see "Asset transfer program ("ATP")" later in this section.


OPTION B -- CUSTOM SELECTION

Under Option B, the Custom Selection option, all of your account value must be allocated to: (1) the variable investment options according to the category and investment option limits described below; or (2) a Special DCA program. The guaranteed interest option is not available under Option B.

                        CONTRACT FEATURES AND BENEFITS

If you do not elect a Special DCA program, all of your account value must be allocated among the investment options in the following four categories:

Category 1 -- Fixed Income
  EQ/Core Bond Index
  EQ/Intermediate Government Bond
  EQ/Money Market
  EQ/Quality Bond PLUS
  Multimanager Core Bond

Category 2 -- Asset Allocation/Indexed

  EQ/Balanced Strategy/(*)/
  EQ/Conservative Growth Strategy/(*)/
  EQ/Conservative Strategy/(*)/
  EQ/Growth Strategy/(*)/
  EQ/Moderate Growth Strategy/(*)/
  EQ/400 Managed Volatility/(*)/
  EQ/500 Managed Volatility/(*)/
  EQ/2000 Managed Volatility/(*)/
  EQ/International Managed Volatility/(*)/
  EQ/AB Dynamic Moderate Growth/(*)/


Category 3 -- Core Diversified

  Charter/SM/ Multi-Sector Bond
  Charter/SM/ Small Cap Growth
  Charter/SM/ Small Cap Value
  EQ/ClearBridge Select Equity Managed Volatility
  EQ/Franklin Balanced Managed Volatility/(*)/
  EQ/Franklin Small Cap Value Managed Volatility/(*)/
  EQ/Franklin Templeton Allocation Managed Volatility/(*)/
  EQ/Global Bond PLUS
  EQ/Global Equity Managed Volatility/(*)/
  EQ/International Core Managed Volatility/(*)/
  EQ/Large Cap Core Managed Volatility/(*)/
  EQ/Large Cap Growth Managed Volatility/(*)/
  EQ/Large Cap Value Managed Volatility/(*)/
  EQ/Mid Cap Value Managed Volatility/(*)/
  EQ/Templeton Global Equity Managed Volatility/(*)/

  Multimanager Aggressive Equity
  Multimanager Mid Cap Growth
  Multimanager Mid Cap Value

Category 4 -- Manager Select
  1290 VT Equity Income
  1290 VT Socially Responsible

  EQ/AB Small Cap Growth/(*)/
  EQ/Capital Guardian Research
  EQ/ClearBridge Large Cap Growth/(*)/
  EQ/Invesco Comstock
  EQ/Janus Enterprise/(*)/

  EQ/JPMorgan Value Opportunities

  EQ/Loomis Sayles Growth/(*)/

  EQ/MFS International Growth
  EQ/Oppenheimer Global
  EQ/PIMCO Ultra Short Bond
  EQ/T. Rowe Price Growth Stock
  EQ/UBS Growth and Income
  Multimanager Technology


(*)This is the variable investment option's new name. Please see "Portfolios of the Trusts" earlier in this prospectus for the variable investment option's former name which may continue to be used in certain documents for a period of time after the date of this prospectus.


Your contributions in the four categories must also generally be allocated according to the following category and investment option limits.

CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits of Option B -- Custom Selection.

----------------------------------------------------------------------------------------------
                                                                   2
                                                      1          ASSET          3         4
                                                    FIXED     ALLOCATION/     CORE     MANAGER
                    CATEGORY                        INCOME      INDEXED    DIVERSIFIED SELECT
----------------------------------------------------------------------------------------------
Maximum for category                                100%          70%          50%       25%
----------------------------------------------------------------------------------------------
Minimum for category                                30%/(1)/      20%/(1)/     0%        0%
----------------------------------------------------------------------------------------------
Maximum for each option                             100%/(2)/     70%/(3)/     25%       15%
----------------------------------------------------------------------------------------------

(1)You are required to invest a minimum of 30% of your account value in Category 1 at all times. In addition, a minimum of 20% of your account value is also required to be invested in Category 2 if any percentage of your account value is allocated to Category 3 and/or Category 4.
(2)The maximum option limit for the EQ/Money Market is 30%.

(3)EQ/2000 Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility and EQ/International Managed Volatility have a 40% per option maximum limit.



There are no minimum allocations for any one investment option. Allocations must be in whole percentages. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. See Appendix IX later in this Prospectus for state variations.


QUARTERLY REBALANCING (OPTION B -- CUSTOM SELECTION ONLY). Under Option B, your account value will be rebalanced automatically each quarter of your contract year. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the rebalancing will occur on the next business day. The rebalance for the last quarter of the contract year will occur on the contract anniversary date. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract anniversary date. When we rebalance your account value, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. For contracts with GMIB, the "Greater of" GMDB or the GWBL, any amounts in the ATP Portfolio will be excluded from rebalancing. Please see "Asset transfer program ("ATP")" later in this section. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.


TRANSFERS. Generally, you may transfer your account value among the variable investment options. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. Under Option A, a transfer into the guaranteed interest option (other than a transfer pursuant to a Special DCA program) will not be permitted if such transfer would result in more than 25% of

                        CONTRACT FEATURES AND BENEFITS
the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

You may make transfers among the investment options available under Option B, provided that the transfer meets the category and investment option limits in place at the time of the transfer. In the remainder of this section, we explain our current Option B transfer rules, which we may change in the future. You may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. An investment option transfer under Option B does not automatically change your allocation instructions for the rebalancing of your account on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. If you wish to change your allocation instructions for the quarterly rebalancing of your account, these instructions must meet the category and investment option limits in place at the time of the transfer and must be made in writing on a form we provide and sent to the processing office. Please note, however, that an allocation change for future contributions will automatically change the rebalancing instructions on file for your account. For more information about transferring your account value, please see "Transferring your money among investment options" later in this Prospectus.


For contracts with GMIB (or for contracts that have converted to the GWBL), you cannot contribute or initiate a transfer into the ATP Portfolio. On a limited basis, you can initiate a complete transfer out of the ATP Portfolio up to your contract date anniversary following age 85, subject to certain restrictions. We refer to this as the ATP exit option. Please see "Asset transfer program ("ATP")" later in this section. Transfers into or out of the ATP Portfolio do not require new allocation instructions.


ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment limits in place at the time that the instructions are received.

POSSIBLE CHANGES TO THE CATEGORY AND INVESTMENT OPTION LIMITS. We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category, as well as combine the investment options within the same or in different categories
(collectively, "category and investment option limits").

If we change our category and investment option limits, please note the following:

..   Any amounts you have allocated among the variable investment options will
    NOT be automatically reallocated to conform with the new category and investment option limits.

..   If your allocation instructions on file prior to a change to our category and investment option limits do NOT COMPLY with our new category and investment option limits:

   -- you will NOT be automatically required to change your allocation instructions;

   -- if you make a subsequent contribution, you will NOT be required to change your allocation instructions;

   -- if you initiate a transfer, you WILL be required to change your instructions.

..   Any change to your allocation instructions must comply with our new category and investment option limits. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers and rebalancing.

SWITCHING BETWEEN OPTIONS

If you elect the GMIB I -- Asset Allocation, your contract will be restricted to Option A (even if you drop the Guaranteed minimum income benefit I -- Asset Allocation). If you elect the GMIB I -- Asset Allocation and convert to the GWBL, your contract will continue to be restricted to Option A at the time of the conversion.

If you do not have the GMIB I -- Asset Allocation, you may select either Option A or Option B. In addition, you may switch between Option A and Option B. There are currently no limits on the number of switches between options, but the Company reserves the right to impose a limit. If you move from one option to another, you are subject to the rules applicable to the new option that are in place at the time of the switch.

For more information about allocation changes upon an automatic conversion to the GWBL, see "Automatic conversion" in "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

YOUR RESPONSIBILITY FOR ALLOCATION DECISIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to select investment allocations and make other decisions under the contract. (Your investment allocations may be subject to the ATP if the GMIB, the "Greater of" GMDB or the GWBL is in effect, as described in "Asset transfer program ("ATP")" later in this Prospectus.) If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

                        CONTRACT FEATURES AND BENEFITS

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Under Option A or Option B, you may participate in a Special DCA program. Under Option A, but not Option B, you may participate in one of two Investment simplifier programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Under Option A, your dollar cost averaging transfer allocations to the guaranteed interest option cannot exceed 25% of your dollar cost averaging transfer allocations. Under Option B, dollar cost averaging transfer allocations must also meet Custom Selection guidelines. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

We offer the following dollar cost averaging programs:


..   Special dollar cost averaging;

..   Special money market dollar cost averaging; and


..   Investment simplifier.

OUR SPECIAL DCA PROGRAMS. We currently offer the "Special dollar cost averaging program" with Series B and Series L contracts and the "Special money market dollar cost averaging program" with Series CP(R) contracts. Collectively, we refer to the special dollar cost averaging program and the special money market dollar cost averaging program as the "Special DCA programs".

SPECIAL DOLLAR COST AVERAGING PROGRAM

You may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We pay interest at guaranteed rates in this account for specified time periods. We credit daily interest, which will never be less than 1% or the guaranteed lifetime minimum rate for the guaranteed interest option, whichever is greater, to amounts allocated to this account. The guaranteed lifetime minimum rate is 1.00%. There is no maximum rate. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. That interest rate will apply to that contribution as long as it remains in this account. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We will transfer amounts from the account for special dollar cost averaging into the investment options over an available time period that you select. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after your contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has ended, you may select an additional time period if you are still eligible to make contributions under your contract. At that time, you may also select a different allocation for transfers to the investment options, or, if you wish, we will continue to use the selection that you have previously made.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM

You may dollar cost average from the account for special money market dollar cost averaging option, which is part of the EQ/Money Market investment option.

UNDER BOTH SPECIAL DCA PROGRAMS, THE FOLLOWING APPLIES:

..   Initial contributions to a program must be at least $2,000; subsequent contributions to an existing program must be at least $250.

..   Subsequent contributions to an existing program do not extend the time period of the program.

..   Contributions into a program must be new contributions; you may not make transfers from amounts allocated to other investment options to initiate a program.

..   We offer time periods of 3, 6 or 12 months. We may also offer other time periods; you may only have one time period in effect at any time and once you select a time period, you may not change it.

..   Currently, your account value will be transferred from the program into the investment options on a monthly basis. We may offer these programs in the future with transfers on a different basis. Your financial professional can provide information in the time periods and interest rates currently available in your state, or you may contact our processing office.

..   Contributions to a program may be designated for the variable investment options and/or the guaranteed interest option, subject to the following:

   -- If you want to take advantage of one of our programs, 100% of your contribution must be allocated to that program. In other words, your contribution cannot be split between your Special DCA program and any other investment options available under the contract.

   -- You may designate up to 25% of your program to the guaranteed interest option, even if such a transfer would result in more than 25% of your account value being allocated to the guaranteed interest option. See "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus.

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                        CONTRACT FEATURES AND BENEFITS

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..   Your instructions for the program must match your allocation instructions on file on the day the program is established. If you change your allocation instructions on file, the instructions for your program will change to match your new allocation instructions.

..   We will transfer all amounts by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. The only transfers that will be made are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from your program, we will transfer all of the value that you have remaining in the account to the investment options according to the allocation percentages for the program that we have on file for you.

..   Except for withdrawals made under our Automatic RMD withdrawal service or our other automated withdrawal programs (systematic withdrawals and substantially equal withdrawals), or for the assessment of contract charges, any unscheduled partial withdrawal from your program will terminate your Special DCA program. Any amounts remaining in the account after the program terminates will be transferred to the destination investment options according to your program allocation instructions. Any withdrawal from a program will reduce your guaranteed benefit bases. See "How withdrawals affect your guaranteed benefits" later in this section.

..   For contracts with GMIB, ATP transfers are not taken out of amounts allocated to a Special DCA program. Please see "Asset transfer program ("ATP")" later in this section.

..   If the GMIB converts to the GWBL, the Special DCA programs are not available.

..   You may cancel your participation in the program at any time by notifying us in writing. If you terminate your program, we will allocate any remaining amounts in your program pursuant to your program allocations instructions on file.

INVESTMENT SIMPLIFIER

Under Option A, we offer two Investment simplifier options which are dollar cost averaging programs. You may not participate in an Investment simplifier option when you are participating in a Special DCA program. The Investment simplifier options are not available under Option B.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the investment options available under Option A. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. This option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified if such a transfer ends the program. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the investment options available under Option A. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

INTERACTION OF DOLLAR COST AVERAGING PROGRAMS WITH OTHER CONTRACT FEATURES AND BENEFITS

You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If your GMIB converts to the GWBL, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. See Appendix IX later in this Prospectus for more information on state availability.

CREDITS (FOR SERIES CP(R) CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not consider credits to be contributions for purposes of any discussion in this Prospectus. WE DO NOT INCLUDE CREDITS IN CALCULATING ANY OF YOUR BENEFIT BASES UNDER THE CONTRACT, EXCEPT TO THE EXTENT THAT ANY CREDITS ARE PART OF YOUR ACCOUNT VALUE, WHICH IS USED TO CALCULATE A RESET OF THE HIGHEST ANNIVERSARY VALUE BENEFIT BASE OR THE ROLL-UP

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                        CONTRACT FEATURES AND BENEFITS

BENEFIT BASE. Credits are included in the assessment of any charge that is based on your account value. Credits are also not considered to be part of your investment in the contract for tax purposes.

The amount of the credit will be 3% of your initial contribution and each subsequent contribution made in the first contract year. For QP contracts only, the credit percentage will also be credited for contributions in the second and later contract years. Please note that we may discontinue acceptance of contributions, including within the first contract year. Please also note that the credit percentage may be different for certain contract owners. THE CREDIT WILL APPLY TO SUBSEQUENT CONTRIBUTIONS ONLY TO THE EXTENT THAT THE SUM OF THAT CONTRIBUTION AND PRIOR CONTRIBUTIONS TO WHICH NO CREDIT WAS APPLIED EXCEEDS THE TOTAL WITHDRAWALS MADE FROM THE CONTRACT SINCE THE ISSUE DATE. THE CREDIT WILL NOT BE APPLIED IN CONNECTION WITH A PARTIAL CONVERSION OF A TRADITIONAL IRA CONTRACT TO A ROTH IRA CONTRACT.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $3,000 (3% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $180 [3% x (10,000 + 3,000 -7,000)].

We will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus). Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. (If the younger joint owner dies, we will not recover the amount of such credit. The contract would continue based on the older joint owner.)

For example:

You make an initial contribution of $100,000 to your contract and your account value is credited with $3,000 (3% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your account value by $3,000.


We will recover any credit on a pro rata basis from the value in your variable investment options (including any amounts in the ATP Portfolio) and guaranteed interest option. If there is insufficient value or no value in the variable investment options (including any amounts in the ATP Portfolio) and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging. We do not include credits in the calculation of any withdrawal charge.


We use a portion of the operations charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Series CP(R) contract for longer than 10 years, you may be better off in a contract without a credit, and with a lower operations charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

Any amount transferred from another AXA Equitable contract in which a credit was previously applied, is not eligible for an additional credit on the amount transferred to your Series CP(R) contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "guaranteed benefit bases") are used to calculate the Guaranteed minimum income benefit ("GMIB") and the Guaranteed minimum death benefits, as described in this section. The benefit base for a GMIB and Guaranteed minimum death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit ("GMIB")" and "Guaranteed minimum death benefit" below.

We refer to the following collectively, as the "Guaranteed minimum income benefit ("GMIB")": (i) GMIB I -- Asset Allocation and (ii) GMIB II -- Custom Selection.

We refer to the following, collectively, as "Guaranteed minimum death benefits:" (i) Return of Principal death benefit; (ii) the Highest Anniversary Value death benefit; and (iii) the "Greater of" GMDB, which includes both the "Greater of" GMDB I and the "Greater of" GMDB II.

As discussed immediately below, when calculating your guaranteed benefits, one or more of the following may apply: (1) the Return of Principal death benefit is based on the Return of Principal death benefit base; (2) the Highest Anniversary Value death benefit is based on the Highest Anniversary Value benefit base; (3) the "Greater of" GMDB is based on the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base; (4) the GMIB is based on the Roll-up benefit base.

                        CONTRACT FEATURES AND BENEFITS

For Series CP(R) contracts only, any credit amounts attributable to your contributions are not included in your guaranteed benefit bases.

For a description of how the ATP exit option will impact your guaranteed benefit bases, see "ATP exit option" below.

See "How withdrawals affect your guaranteed benefits" later in this section for a discussion of how withdrawals impact your guaranteed benefit bases. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please see Appendix IV for an example of how your guaranteed benefit bases are calculated.

RETURN OF PRINCIPAL DEATH BENEFIT BASE

Your Return of Principal death benefit base is equal to:

..   your initial contribution and any subsequent contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your guaranteed benefits" later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

HIGHEST ANNIVERSARY VALUE BENEFIT BASE
(USED FOR THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, "GREATER OF" GMDB I AND "GREATER OF" GMDB II)

The calculation of your Highest Anniversary Value benefit base will depend on whether you have taken a withdrawal from your contract.

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution and any subsequent contributions to your contract,

                                     -OR-

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any subsequent contributions made since the most recent "reset" of the Highest Anniversary Value benefit base that established your account value as your new Highest Anniversary Value benefit base).

If you have taken a withdrawal from your contract, your Highest Anniversary Value benefit base will be reduced from the amount described above.

At any time after a withdrawal, your Highest Anniversary Value benefit base is equal to the greater of either:

..   your Highest Anniversary Value benefit base immediately following the most recent withdrawal (plus any subsequent contributions made after any such withdrawal),

                                     -OR-

..   your highest account value on any contract date anniversary after the withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any subsequent contributions made since the most recent "reset" of the Highest Anniversary Value benefit base that established your account value as your new Highest Anniversary Value benefit base)

Your Highest Anniversary benefit base is no longer eligible to increase after the contract date anniversary following your 85th birthday. However, the associated guaranteed death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

ROLL-UP BENEFIT BASE
(USED FOR THE GMIB I -- ASSET ALLOCATION, "GREATER OF" GMDB I, GMIB II -- CUSTOM SELECTION AND "GREATER OF" GMDB II)

Your Roll-up benefit base is equal to:

..   your initial contribution and any subsequent contributions to your contract; less

..   a deduction that reflects any "Excess withdrawal" amounts (plus any applicable withdrawal charges); less

..   a deduction that reflects (a) the dollar amount of any RMD taken through our RMD program in the first contract year and (b) the dollar amount of any RMD in excess of the Annual withdrawal amount taken through our RMD program in subsequent contract years; plus

..   "Deferral Roll-up amount" OR any "Annual Roll-up amount" minus a deduction that reflects any withdrawals up to the "Annual withdrawal amount." Any withdrawals during the first contract year will reduce your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. (Withdrawal charges do not apply to amounts withdrawn up to the Annual withdrawal amount.)

The "Annual Roll-up amount" and the "Deferral Roll-up amount" are described under "Guaranteed minimum income benefit ("GMIB")" later in this section.

The Roll-up benefit base is used to calculate (i) the Annual withdrawal amount (as described later in this section), (ii) the benefit bases for the GMIB and "Greater of" GMDB, and (iii) the charges for these guaranteed benefits.

The Roll-up benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. However, even after the Roll-Up benefit base stops rolling up, the associated "Guaranteed minimum" death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount. For the GMIB, the Roll-up benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised prior to the contract date anniversary following age 85. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

For contracts with non-natural owners, the Roll-up benefit bases will be based on the annuitant's (or older joint annuitant's) age.

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------
EITHER THE DEFERRAL ROLL-UP AMOUNT OR THE ANNUAL ROLL-UP AMOUNT IS CREDITED TO THE ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY. THESE AMOUNTS ARE CALCULATED BY TAKING INTO ACCOUNT YOUR ROLL-UP BENEFIT BASE FROM THE PRECEDING CONTRACT DATE ANNIVERSARY, THE APPLICABLE ROLL-UP RATE UNDER YOUR CONTRACT, SUBSEQUENT CONTRIBUTIONS TO YOUR CONTRACT DURING THE CONTRACT YEAR AND FOR THE ANNUAL ROLL-UP AMOUNT, ANY WITHDRAWALS UP TO THE ANNUAL WITHDRAWAL AMOUNT
DURING THE CONTRACT YEAR. THE CALCULATION OF BOTH THE DEFERRAL ROLL-UP AMOUNT AND THE ANNUAL ROLL-UP AMOUNT ARE DISCUSSED LATER IN THIS SECTION.
--------------------------------------------------------------------------------

"GREATER OF" GMDB I AND "GREATER OF" GMDB II BENEFIT BASES

Your "Greater of" death benefit base is equal to the greater of:

..   The Roll-up benefit base; and

..   The Highest Anniversary Value benefit base.

Both of these are described immediately above.

Please see Appendix IV later in this Prospectus for an example of how the benefit base for the "Greater of" GMDB is calculated.

Your guaranteed benefit base(s) is not an account value. As such, the benefit base(s) will not be split or divided in any proportion in connection with an event, such as a divorce or Roth IRA conversion.

ROLL-UP BENEFIT BASE RESET

As described in this section, you will be eligible to reset your Roll-up benefit base on certain contract date anniversaries. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-up benefit base. The Roll-up continues to the contract date anniversary following age 85 on any reset benefit base. We reserve the right to change or discontinue our reset programs at any time.

If you elect GMIB with or without the "Greater of" GMDB, you are eligible to reset the Roll-up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 85th birthday. After the contract date anniversary following your 85th birthday, the "Greater of" Guaranteed minimum death benefit and its associated charge will remain in effect but the associated Roll-up benefit base will no longer be eligible for resets.

If you elect both a "Greater of" GMDB and a GMIB, the Roll-up benefit bases for both guaranteed benefits are reset simultaneously when you request a Roll-up benefit base reset. You cannot elect a Roll-up benefit base reset for one benefit and not the other.

If you are not enrolled in one of our programs, we will notify you, generally in your annual account statement that we issue each year following your contract date anniversary, if the Roll-up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.

AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.

AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
--------------------------------------------------------------------------------

If your request to reset your Roll-up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 85 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary until the contract date anniversary following the spouse's age 85 as described above.

IT IS IMPORTANT TO NOTE THAT ONCE YOU HAVE RESET YOUR ROLL-UP BENEFIT BASE, A NEW WAITING PERIOD TO EXERCISE THE GMIB WILL APPLY FROM THE DATE OF THE RESET. YOUR NEW EXERCISE DATE WILL BE THE TENTH CONTRACT DATE ANNIVERSARY FOLLOWING THE RESET OR, IF LATER, THE EARLIEST DATE YOU WOULD HAVE BEEN PERMITTED TO EXERCISE WITHOUT REGARD TO THE RESET, BUT IN NO EVENT WILL IT BE LATER THAN THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85. See "Exercise rules" under "Guaranteed minimum income benefit ("GMIB")" and "How withdrawals affect your guaranteed benefits" below for more information. Please note that in most cases, resetting your Roll-up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-up benefit base, please consider the effect of the plan's requirement to make lifetime required minimum distributions with respect to the contract. If you convert from a QP contract to an IRA, the waiting period for the reset under the IRA contract will take into account the time before conversion when the contract was a QP contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle that you maintain. See "How withdrawals affect

                        CONTRACT FEATURES AND BENEFITS
your guaranteed benefits" later in this section and "Lifetime required minimum distribution withdrawals" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix III -- "Purchase considerations for QP Contracts" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the GMIB and annuity payout options. The GMIB is discussed under "Guaranteed minimum income benefit ("GMIB")" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")

This section describes the Guaranteed minimum income benefit ("GMIB").

The GMIB is available to owners ages 20-80 (ages 20-70 for Series CP(R) contracts). For owner ages 66-80 at issue, the "Greater of" GMDB I and the "Greater of" GMDB II are not available. See Appendix IX later in this Prospectus for more information. You may elect one of the following:

..   The Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I --
    Asset Allocation").

..   The Guaranteed minimum income benefit II -- Custom Selection ("GMIB II --
    Custom Selection").

Both options include the ability to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section. Under GMIB I -- Asset Allocation, you are restricted to the investment options available under Option A -- Asset Allocation. Under GMIB II -- Custom Selection, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. You should not elect GMIB II -- Custom Selection and invest your account value in Option A if you plan to never switch to Option B, since GMIB I -- Asset Allocation's optional benefit charge is lower and offers Option A.

If you elect the GMIB I -- Asset Allocation, you may elect the Return of Principal death benefit, Highest Anniversary Value death benefit, or the "Greater of" GMDB I. You may not elect the "Greater of" GMDB II.

If you elect the GMIB II -- Custom Selection, you may elect the Return of Principal death benefit, Highest Anniversary Value death benefit, or the "Greater of" GMDB II. You may not elect the "Greater of" GMDB I.

If the contract is jointly owned, the GMIB will be calculated on the basis of the older owner's age. There is an additional charge for the GMIB which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA. If you are using the contract to fund a charitable remainder trust (for Series B and Series L contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GMIB. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA or QP contract was issued, the GMIB may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the GMIB can be exercised. See "How withdrawals affect your guaranteed benefits" later in this section.

If you elect the GMIB option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus.

The GMIB guarantees you a minimum amount of fixed income under a life annuity fixed payout option. You choose whether you want the option to be paid on a single or joint life basis at the time you exercise your GMIB. An additional payout option may be available for certain contract owners. Please see Appendix IX for more information.

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
--------------------------------------------------------------------------------

When you exercise the GMIB, the annual lifetime income that you will receive will be the greater of (i) your GMIB which is calculated by applying your Roll-up benefit base, less any applicable withdrawal charge remaining (if exercised prior to age 85), to GMIB guaranteed annuity purchase factors, or
(ii) the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the GMIB in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of GMIB" below.

BEFORE YOU ELECT THE GMIB, YOU SHOULD CONSIDER THE FACT THAT IT PROVIDES A FORM OF INSURANCE AND IS BASED ON CONSERVATIVE ACTUARIAL FACTORS. THEREFORE, EVEN IF YOUR ACCOUNT VALUE IS LESS THAN YOUR BENEFIT BASE, YOU MAY GENERATE MORE INCOME BY APPLYING YOUR ACCOUNT VALUE TO CURRENT ANNUITY PURCHASE FACTORS. We will make this comparison for you upon request.

Surrendering your contract will terminate your GMIB. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

ANNUAL ROLL-UP RATE

Beginning with the contract year in which the first withdrawal is taken out of the contract until the contract date anniversary following age 85, the Annual Roll-up rate is:

..   5%, if withdrawals begin after the contract date anniversary when the owner is age 64.

                        CONTRACT FEATURES AND BENEFITS

..   4%, if withdrawals begin on or prior to the contract date anniversary when the owner is age 64.

The Annual Roll-up rate is used to calculate your Annual withdrawal amount. It is also used to calculate amounts credited to your Roll-up benefit base for the contract year in which the first withdrawal is made from your contract and all subsequent contract years. The Roll-up rate used to calculate amounts credited to your Roll-up benefit base in the contract years prior to the first withdrawal from your contract is called the "Deferral Roll-up rate".

The Annual Roll rate operates differently if your spouse continues the contract as successor owner upon your death. Please see "Spousal continuation" in "Payment of death benefit" for more information on how the Annual Roll-up rate is determined for the contract if your spouse continues the contract as successor owner upon your death.

DEFERRAL ROLL-UP RATE

The Deferral Roll-up rate is 5%. The Deferral Roll-up rate is only used to calculate amounts credited to your Roll-up benefit base through the end of the contract year that precedes the contract year in which the first withdrawal is made from your contract.

ANNUAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP BENEFIT BASE ADJUSTMENT

The Annual Roll-up amount is an amount credited to your Roll-up benefit base on each contract date anniversary once you take a withdrawal from your contract. The Annual Roll-up amount adjustment to your Roll-up benefit base is a primary way to increase the value of your Roll-up benefit base. This amount is calculated by taking into account your Roll-up benefit base from the preceding contract date anniversary, the Annual Roll-up rate, contributions to your contract during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. A withdrawal taken in the first contract year is an Excess withdrawal and will reduce (i) your Roll-up benefit base on pro rata basis and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. However, a RMD withdrawal from our RMD program in the first contract year will reduce your Roll-up benefit base on a dollar-for-dollar basis.

Your Annual Roll-up amount at the end of the contract year is calculated, as follows:

..   your Roll-up benefit base on the preceding contract date anniversary, multiplied by:

..   the Annual Roll-up rate; less

..   any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount; plus

..   A pro-rated Roll-up amount for any contribution to your contract during the contract year.

A PRO-RATED ROLL-UP AMOUNT IS BASED ON THE NUMBER OF DAYS IN THE CONTRACT YEAR AFTER THE CONTRIBUTION.

The Roll-up benefit base, used in connection with the GMIB and the "Greater of" GMDB, stops rolling up on the contract date anniversary following the owner's (or older joint owner, if applicable) 85th birthday.

In the event of your death, a pro-rated portion of the Annual Roll-up amount will be added to the Roll-up benefit base, if applicable.

Amounts withdrawn from your contract in excess of your Annual withdrawal amount, and all subsequent withdrawals from your contract in that contract year, will always reduce your Roll-up benefit base on a pro rata basis. For more information, see "How withdrawals affect your guaranteed benefits" later in this section.

DEFERRAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP BENEFIT BASE ADJUSTMENT

The Deferral Roll-up amount is an amount credited to your Roll-up benefit base on each contract date anniversary before you take your first withdrawal from your contract. The amount is calculated by taking into account your Roll-up benefit base from the preceding contract date anniversary, the Deferral Roll-up rate and contributions to your contract during the contract year.

Your Deferral Roll-up amount at the end of the contract year is calculated as follows:

..   your Roll-up benefit base on the preceding contract date anniversary, or initial benefit base in the first contract year, multiplied by:

..   5% (the Deferral Roll-up rate); plus

..   A pro-rated Deferral Roll-up amount for any contribution to your contract during the contract year.

A PRO-RATED DEFERRAL ROLL-UP AMOUNT IS BASED ON THE NUMBER OF DAYS IN THE CONTRACT YEAR AFTER THE CONTRIBUTION.

In the event of your death, a pro-rated portion of the Deferral Roll-up amount will be added to the Roll-up benefit base, if applicable.

ANNUAL WITHDRAWAL AMOUNT

Your Annual withdrawal amount is calculated on the first day of each contract year beginning in the second contract year, and is equal to:


..   the Annual Roll-up rate, multiplied by;


..   the Roll-up benefit base as of the most recent contract date anniversary.

You do not have an Annual withdrawal amount in the first contract year. Any withdrawal from your contract during the first contract year is treated as an Excess withdrawal and will reduce your Roll-up benefit base on a pro rata basis and your Annual Roll-up amount on a dollar-for-dollar basis.

Beginning in the second contract year, you may withdraw up to your Annual withdrawal amount without reducing your Roll-up benefit base. Amounts withdrawn from your contract in excess of your Annual withdrawal amount, and all subsequent withdrawals from your contract in that contract year, will always reduce your Roll-up benefit base on a pro rata basis. Each such withdrawal is referred to as an "Excess withdrawal". For an example of how a pro rata reduction works, see "How withdrawals affect your guaranteed benefits" later in this section. IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT MAY HAVE A HARMFUL EFFECT ON YOUR GUARANTEED BENEFIT BASES. AN EXCESS WITHDRAWAL THAT REDUCES YOUR ACCOUNT VALUE TO ZERO WILL CAUSE YOUR GMIB TO TERMINATE.

Please remember that the Roll-up benefit base is only one component of the benefit base for the "Greater of" GMDB I and "Greater of"

                        CONTRACT FEATURES AND BENEFITS

GMDB II. These benefit bases are equal to the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base. This means if the Highest Anniversary Value benefit base is greater than the Roll-up benefit base at the time of a withdrawal, even if your Roll-up benefit base is not reduced as a result of the withdrawal, your "Greater of" death benefit base will be reduced. Your Annual withdrawal amount is based solely on your Roll-up benefit base; it is not impacted by your Highest Anniversary Value benefit base.

Your Annual withdrawal amount is calculated using the Annual Roll-up rate. Your Annual withdrawal amounts are not cumulative. If you withdraw less than your Annual withdrawal amount in any contract year, you may not add the remainder to your Annual withdrawal amount in any subsequent year.

EFFECT OF AN EXCESS WITHDRAWAL. An Excess withdrawal will always reduce your Roll-up benefit base and your Highest Anniversary Value benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your guaranteed benefit bases on a pro rata basis.

For an example of how your Annual withdrawal amount, Annual Roll-up amount, Deferral Roll-up amount and an Excess withdrawal affect your Roll-up benefit base see Appendix IV later in this Prospectus.

GMIB "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the GMIB will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a life only supplementary contract based on your life.
    Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during your second or later contract year exceed your Annual withdrawal amount;

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

If your no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit, Guaranteed minimum death benefit (if elected) and any other guaranteed benefits.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed your Annual withdrawal amount.

EXERCISE OF GMIB. On each contract date anniversary that you are eligible to exercise the GMIB, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the GMIB.

--------------------------------------------------------------------------------
WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
--------------------------------------------------------------------------------

You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value. Also, upon exercise of the GMIB, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the GMIB, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death.

Please see "Exercise of the GMIB in the event of a GMIB fee increase" under "Charges and expenses" later in this Prospectus for information on exercising your GMIB upon notice of a change to the GMIB fee.

EXERCISE RULES. The latest date you may exercise the GMIB is the 30th day following the contract date anniversary following your 85th birthday. Withdrawal charges, if any, will not apply when the GMIB is exercised at age
85. Other options are available to you on the contract date anniversary following your 85th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the GMIB is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

                        CONTRACT FEATURES AND BENEFITS

To exercise the Guaranteed minimum income benefit:

   -- We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

   -- Your account value must be greater than zero on the exercise date. See
      "Effect of your account value falling to zero" in "Determining your contract's value" for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.

Please note:

(i)if you were age 76 when the contract was issued or the Roll-up benefit base was reset when you were between the ages of 75 and 80, the only time you may exercise the GMIB is within 30 days following the contract date anniversary following your attainment of age 85;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the GMIB only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the GMIB is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be affected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Roll-up benefit base and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your guaranteed benefits" later in this section;

(iv)IF YOU RESET THE ROLL-UP BENEFIT BASE (AS DESCRIBED EARLIER IN THIS SECTION), YOUR NEW EXERCISE DATE WILL BE THE TENTH CONTRACT DATE ANNIVERSARY FOLLOWING THE RESET OR, IF LATER, THE EARLIEST DATE YOU WOULD HAVE BEEN PERMITTED TO EXERCISE WITHOUT REGARD TO THE RESET, BUT IN NO EVENT WILL IT BE LATER THAN THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85. PLEASE NOTE THAT IN MOST CASES, RESETTING YOUR ROLL-UP BENEFIT BASE WILL LENGTHEN THE WAITING PERIOD;

(v)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the GMIB if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the GMIB, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date will continue to apply for purposes of the exercise rules;


(vi)if the contract is jointly owned and not an IRA contract, you can elect to have the GMIB paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable);


(vii)if the contract is an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, but only if the joint annuitant is your spouse or (b) as a single life benefit paid on the basis of the older annuitant's age; and

(viii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the GMIB is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ''Effect of your account value falling to zero'' in ''Determining your contract's value" and the section entitled ''Charges and expenses'' later in this Prospectus.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may have elected, please see ''How withdrawals affect your guaranteed benefits'' later in this section.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ASSET TRANSFER PROGRAM ("ATP")


If the GMIB, the "Greater of" GMDB or the GWBL is in effect, you are required to participate in the asset transfer program ("ATP"). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the ATP Portfolio and the variable investment options. The formulas applicable to you may not be altered once you elect the benefit. In essence, we seek to preserve account value by transferring some or all of your account value to a more stable option (i.e., the ATP Portfolio). The formulas also contemplate the transfer of some or all of the account value from the ATP Portfolio to the variable investment options according to your

                        CONTRACT FEATURES AND BENEFITS
allocation instructions on file. The formulas are described below and are also described in greater detail in Appendix VIII later in this Prospectus.


The ATP Portfolio will only be used to hold amounts transferred out of your variable investment options in accordance with the formulas described below. The ATP Portfolio is not part of Option A or Option B, and you may not directly allocate a contribution to the ATP Portfolio or request a transfer of account value into the ATP Portfolio. The ATP applies regardless of whether you elect Option A or Option B. On a limited basis, you may request a transfer out of the ATP Portfolio, subject to the rules discussed below. For a summary description of the ATP Portfolio, please see "Portfolios of the Trusts" in "Contract features and benefits" earlier in this Prospectus.

Transfers into or out of the ATP Portfolio, if required, are processed on each valuation day. The valuation day occurs on each contract monthiversary. The contract monthiversary is the same date of the month as the contract date. If the contract monthiversary is not a business day in any month, the valuation day will be the preceding business day. For contracts with issue dates after the 28th day of the month, the valuation day will be on the first business day of the following month. In the twelfth month of the contract year, the valuation day will be on the contract date anniversary. If the contract date anniversary occurs on a day other than a business day, the valuation day will be the business day immediately preceding the contract date anniversary.

In general, the formulas work as follows. On each valuation day, two formulas -- the ATP formula and the transfer amount formula -- are used to automatically perform an analysis with respect to your GMIB. For purposes of these calculations, amounts in the guaranteed interest option and any Special DCA program are excluded from amounts that are transferred into the ATP Portfolio.

The first formula, called the ATP formula, begins by calculating a contract ratio, which is determined by dividing the account value by the Roll-up benefit base, and subtracting the resulting number from one. The contract ratio is then compared to predetermined "transfer points" to determine what portion of account value needs to be held in the ATP Portfolio.

If the contract ratio is equal to or less than the minimum transfer point, all of the account value in the ATP Portfolio, if any, will be transferred to the variable investment options according to your allocation instructions on file. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the ATP Portfolio depending on the account value already in the ATP Portfolio, the guaranteed interest option and a Special DCA program. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of your account value in the variable investment options, will be transferred into the ATP Portfolio.

ATP transfers into the ATP Portfolio will be transferred out of your variable investment options on a pro rata basis. ATP transfers out of the ATP Portfolio will be allocated among the variable investment options in accordance with your allocation instructions on file. Any amounts that would have been allocated to the guaranteed interest option, based on your allocation instructions on file, will be allocated among the variable investment options. No amounts will be transferred into or out of the guaranteed interest option or a Special DCA program as a result of any ATP transfer.


If you make a contribution after the contract date, that contribution will be allocated according to the instructions that you provide or, if we do not receive any instructions, according to the allocation instructions on file for your contract. If the contribution is processed on a valuation day, it will be subject to an ATP transfer calculation on that day. If the contribution is received between valuation days, the amount contributed will be subject to an ATP transfer calculation on the next valuation day.


A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the ATP Portfolio when the ATP formula indicates that such a transfer is required. For example, the transfer amount formula reallocates account value such that for every 1% by which the contract ratio exceeds the minimum transfer point after the transaction 10% of the account value will be invested in the ATP Portfolio, the guaranteed interest option, and a Special DCA program. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the ATP Portfolio such that 100% of account value will be invested in the ATP Portfolio, the guaranteed interest option, and a Special DCA program. On the first day of your first contract year, the minimum transfer point is 10% and the maximum transfer point is 20%. The minimum and maximum transfer points increase each contract monthiversary. After the 20th contract year, the minimum transfer point is 50% and the maximum transfer point is 60%. See Appendix VIII for a list of transfer points.


On any day that a transfer (excluding a dollar cost averaging transfer) is made out of the guaranteed interest option into a variable investment option, the formulas described above will be run, which may in turn trigger an off cycle ATP transfer. Regardless of when this off cycle valuation occurs, an ATP valuation will again occur on the next valuation day. An off cycle valuation will not occur on a monthiversary. Cancellation of any dollar cost averaging program will not trigger an off cycle ATP transfer. For the purposes of any off cycle calculation, the ATP transfer formula will use the account value as of the previous business day. Off cycle calculations will use the transfer points for the most recent valuation day.


If you take a withdrawal from your contract and there is account value allocated to the ATP Portfolio, the withdrawal will be taken pro rata out of your variable investment options (including the ATP Portfolio) and the guaranteed interest option, if applicable. If there is insufficient value or no value in those investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the Special DCA program.

Subject to any necessary regulatory approvals and advance notice to affected contract owners, we reserve the right to utilize an investment option other than the ATP Portfolio as part of the ATP.

ATP EXIT OPTION. Apart from the operation of the formulas, you may request a transfer of account value in the ATP Portfolio. You may wish to exercise the ATP exit option if you seek greater equity exposure and if it meets your investment goals and risk tolerance. This strategy may result in higher growth of your account value if the market increases which may also increase your benefit bases upon a reset. On the other hand, if the market declines, your account value will also decline which will reduce the likelihood that your benefit bases will increase. You should consult with your financial professional to assist you in determining whether exercising the ATP exit option meets your investment goals and risk tolerance.

                        CONTRACT FEATURES AND BENEFITS

The ATP exit option is subject to the following limitations:


..   You may not transfer out of the ATP Portfolio during the first contract year.

..   Beginning in the second contract year, you may make a transfer out of the
    ATP Portfolio only once per contract year.


..   You must elect the transfer on a specific transfer form we provide.


..   100% of your account value in the ATP Portfolio must be transferred out.
    You cannot request a partial transfer. The transfer will be allocated to your variable investment options based on the instructions we have on file.

..   There is no minimum account value requirement for the ATP exit option. You may make this election if you have any account value in the ATP Portfolio.

..   We are not able to process an ATP exit option on a valuation day or on a day where we process an off cycle transfer. If your transfer form is received in good order on a valuation day or a day on which we process an off cycle transfer, your ATP exit option will be processed on the next business day. If no account value remains in the ATP Portfolio on that day, there will be no transfer and your election will not count as your one permitted ATP exit option for that contract year.


If we process an ATP exit option, we will recalculate your benefit bases. A transfer may result in a reduction in your benefit bases and therefore a reduction in the value of your benefits.

On the day the ATP exit option is processed, the current value of the Roll-up benefit base is compared to the new benefit base produced by the ATP exit option formula. The Roll-up benefit base is adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula.

If the Roll-up benefit base is adjusted, there are no corresponding adjustments made to the Deferral Roll-up amount, the Annual Roll-up amount and the Annual withdrawal amount in that contract year. Any such amounts are added to your newly adjusted Roll-up benefit base.

The effect of the ATP exit option on the Guaranteed minimum death benefit bases is as follows:

..   "Greater of" GMDB: Both the Roll-up benefit base and the Highest
    Anniversary Value benefit base will be adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula. There is the potential that the Roll-up benefit base will be adjusted without a corresponding adjustment to the Highest Anniversary Value benefit base and vice versa.

..   Highest Anniversary Value death benefit: The benefit base value for the
    Highest Anniversary Value death benefit will be adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula.

..   Return of Principal death benefit: The Return of Principal death benefit base is not adjusted.

For information about the ATP exit option, please see Appendix VIII later in this Prospectus.

ATP CONTINUATION RULES. Under the following circumstances the ATP will continue as described above, except that the ATP exit option will no longer be available. See Appendix VIII later in this Prospectus for more information.

..   If the GMIB converts to the GWBL on the contract date anniversary following age 85, the ATP will use the GWBL benefit base for all applicable calculations.

..   If the "Greater of" GMDB is elected with the GMIB and the GMIB is dropped without converting to GWBL on the contract date anniversary following age 85, the ATP will use the GMDB benefit base for all applicable calculations.

..   If you convert to the GWBL while the "Greater of" GMDB is in effect and later drop the GWBL, the ATP will use the GMDB benefit base for all applicable calculations.

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the GMIB from your contract after issue and prior to conversion to the GWBL, subject to the following restrictions:

..   You may not drop the GMIB if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

..   The GMIB will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the GMIB on a date other than a contract date anniversary, we will deduct a pro rata portion of the GMIB charge for the contract year on that date.

..   If you elect the "Greater of" GMDB I or "Greater of" GMDB II and the
    corresponding GMIB, and subsequently drop the GMIB prior to the contract date anniversary following age 85, we will no longer deduct the GMIB charge. We will also automatically terminate the Guaranteed minimum death benefit and its charge and apply the Return of Principal death benefit.

..   If you elect the Highest Anniversary Value death benefit with the GMIB and subsequently drop the GMIB prior to the contract date anniversary following age 85, we will no longer deduct the GMIB charge. Your contract will continue with the Highest Anniversary Value death benefit at the applicable charge. Withdrawals will now reduce your Highest Anniversary Value benefit base on a pro rata basis. See "How withdrawals affect your guaranteed benefits" later in this section.


..   If you drop the GMIB from your contract prior to the contract date anniversary following age 85, the ATP will no longer be in effect. Any account value in the ATP Portfolio will be allocated to your variable investment options.


If a benefit has been dropped, you will receive a letter confirming that the benefit has been dropped. If you drop the GMIB you will not be permitted to add the GMIB to your contract again. See "Guaranteed minimum death benefit" below for more information regarding how dropping the GMIB will affect the Guaranteed minimum death benefit. See "How withdrawals affect your guaranteed benefits" below in this section for more information on how withdrawals are treated after the GMIB is dropped.

                        CONTRACT FEATURES AND BENEFITS

DROPPING YOUR GUARANTEED BENEFITS IN THE EVENT OF A FEE CHANGE. In the event that we exercise our contractual right to change the fees for the guaranteed benefits, you may be given a one-time opportunity to drop your guaranteed benefits, subject to our rules. You may drop your guaranteed benefits only within 30 days of the fee change notification. The requirement that all withdrawal charges have expired will be waived. Please see "Fee changes for the guaranteed benefits" under "Charges and expenses" later in this Prospectus for information on dropping your GMIB upon notice of a change to the GMIB fee.

GUARANTEED MINIMUM DEATH BENEFIT

You may choose from three death benefit options:

..   Return of Principal death benefit;

..   Highest Anniversary Value death benefit;

..   "Greater of" death benefits:

   -- The "Greater of" GMDB I (available only if elected with the GMIB I --
      Asset Allocation); or

   -- The "Greater of" GMDB II (available only if elected with the GMIB II --
      Custom Selection).

The Return of Principal death benefit, if elected without a GMIB, is available at issue to all owners. If elected with a GMIB, the Return of Principal death benefit is issued to owners age 20-80 (age 20-70 for Series CP(R)). The Highest Anniversary Value death benefit, if elected without a GMIB, is issued to owners age 0-80 (age 0-70 for Series CP(R)). If elected with a GMIB, the Highest Anniversary Value death benefit is issued to owners age 20-80 (age 20-70 for Series CP(R)). The "Greater of" GMDB, which must be elected with a GMIB, is issued to owners age 20-65. Please note that the maximum issue age for the death benefit options may be different for certain contract owners. Please see Appendix IX later in this Prospectus for more information.

Your contract provides a Return of Principal death benefit. If you do not elect one of the "Greater of" death benefits or the Highest Anniversary Value death benefit described below when your contract is issued, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Return of Principal death benefit, whichever provides the higher amount. The Return of Principal death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges, if applicable). The Return of Principal death benefit is available to all owners.

If you elect one of the "Greater of" death benefits or the Highest Anniversary Value death benefit, your death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or the benefit base of your elected "Greater of" GMDB or the Highest Anniversary Value death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. However, dropping the GMIB can cause the corresponding "Greater of" GMDB to also be dropped. Please see below and "Payment of death benefit" later in this Prospectus for more information.

The Highest Anniversary Value death benefit can be elected by itself. Each "Greater of" GMDB is available only with the corresponding GMIB. Therefore, the "Greater of" GMDB I can only be elected if you also elect the GMIB I -- Asset Allocation. The "Greater of" GMDB II can only be elected if you also elect the GMIB II -- Custom Selection. There is an additional charge for the "Greater of" GMDB and the Highest Anniversary Value death benefit. There is no additional charge for the Return of Principal death benefit. See "Charges and expenses" later in this Prospectus.

If you elect to drop the GMIB prior to the contract date anniversary following age 85, the "Greater of" GMDB will be dropped automatically.

If the GMIB is dropped without converting to the GWBL within 30 days after the contract date anniversary following age 85, then the "Greater of" GMDB will be retained, along with the associated charges and withdrawal treatment. If a benefit has been dropped, you will receive a letter confirming that the drop has occurred. See "Dropping the Guaranteed minimum income benefit after issue" earlier in this section for more information.

If the "Greater of" GMDB is dropped, your death benefit value will be what the value of the Return of Principal death benefit would have been if the Return of Principal death benefit were elected at issue. If the "Greater of" GMDB is dropped on a contract anniversary, the charges will be taken, but will not be taken on future contract date anniversaries. If the "Greater of" GMDB is not dropped on a contract anniversary, then the pro rata portion of the fees will be charged.

The Highest Anniversary death benefit and the "Greater of" death benefits have an additional charge. There is no additional charge for the Return of Premium death benefit. Although the amount of your Highest Anniversary or "Greater of" death benefit will no longer increase after age 85, we will continue to deduct the charge for that death benefit as long as it remains in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information.

If you elect one of the death benefit options described above and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any death benefit elected will be replaced automatically with the Return of Principal death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See "Termination of your contract" in "Determining your contract's value" for information about the circumstances under which your contract will terminate.

Subject to state availability (see Appendix IX later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the death benefits described above.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and

                        CONTRACT FEATURES AND BENEFITS

Guaranteed minimum income benefit base." Once you have made your death benefit election, you may not change it.

If you purchase a "Greater of" GMDB with a GMIB, you will be eligible to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section.

Please see "How withdrawals affect your guaranteed benefits" later in this section and "Effect of your account value falling to zero" in "Determining your contract's value" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Series B or Series L contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Guaranteed minimum death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate the guaranteed benefit bases.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

Surrendering your contract will terminate your death benefit. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix IX later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ or IRA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your GMIB then converts to the GWBL, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus. This benefit will also terminate if your contract terminates for any reason. See "Termination of your contract" in "Determining your contract's value later in this Prospectus."

The additional death benefit will be 40% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:


..   total net contributions.


For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Series CP(R) contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Series CP(R) contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:


..   total net contributions.


The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 85, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x 0.40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix VI.

                        CONTRACT FEATURES AND BENEFITS

Although the value of your Earnings enhancement benefit will no longer increase after age 85, we will continue to deduct the charge for this benefit as long as it remains in effect.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. Your spouse beneficiary or younger spouse joint owner must be 75 or younger when he or she becomes the successor owner for the Earnings enhancement benefit that had been elected at issue to continue after your death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix IX later in this Prospectus to see if this feature is available in your state.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). The GWBL is only available as a conversion option from the GMIB. The opportunity to convert from the GMIB to the GWBL is the contract date anniversary following age 85. You may elect to make this conversion only during the 30 days after the contract anniversary following the attainment of age 85.

--------------------------------------------------------------------------------
THE "CONVERSION EFFECTIVE DATE" IS THE CONTRACT DATE ANNIVERSARY FOLLOWING THE CONTRACT OWNER'S AGE 85, IF APPLICABLE.
--------------------------------------------------------------------------------

A Roll-up benefit base reset for the GMIB does not extend the waiting period during which you can convert.

If you have neither exercised the GMIB nor dropped it from your contract as of the contract date anniversary following age 85 ("last exercise date"), you will have up to 30 days after that contract date anniversary to choose what you want to do with your GMIB. You will have three choices available to you:

..   You may affirmatively convert the GMIB to a GWBL;

..   You may exercise the GMIB, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the GMIB without converting to the GWBL.

IF YOU TAKE NO ACTION WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85, THE GMIB WILL CONVERT AUTOMATICALLY TO THE SINGLE LIFE GWBL.

If you exercise the GMIB, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit ("GMIB")". If you elect to terminate the GMIB without converting to the GWBL, your contract will continue in force, without either benefit, but you will retain your Guaranteed minimum death benefit. If you take no action, or affirmatively convert the GMIB, your GMIB will be converted to the GWBL, retroactive to the Conversion effective date. Please note that if you exercise the GMIB prior to the Conversion effective date, you will not have the option to convert the GMIB to the GWBL. If you drop the GMIB prior to conversion, you will lose the "Greater of" GMDB and any withdrawals will now reduce your remaining death benefit base on a pro rata basis.

The charge for the GWBL will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert to the GWBL if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a QP contract where withdrawal restrictions under the qualified plan may apply.

For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the GMIB to the GWBL may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the GMIB to the

                        CONTRACT FEATURES AND BENEFITS

GWBL. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the GMIB to the GWBL with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the GMIB to the GWBL with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners and the GMIB converts to the GWBL with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the GWBL will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the GWBL with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the GWBL with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the GWBL with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the GWBL on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion, your GWBL benefit base is equal to either your account value or the Roll-up benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except any amounts withdrawn in excess of your Guaranteed annual withdrawal amount will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce the GWBL benefit base on a pro rata basis. See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. The initial Guaranteed annual withdrawal amount is calculated as of the Conversion effective date. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your GMIB is converted to a GWBL on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Roll-up benefit base on the Conversion effective date, multiplied by (2) the Applicable percentage.

Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

The Applicable percentage applied to your account value is 6.0% (Column A). The Applicable percentage applied to your benefit base will be determined by the Roll-up rate in effect at the time of the calculation. If the first withdrawal was taken on the contract date anniversary after the owner was age 64 or if a withdrawal has never been taken, the Applicable percentage is 5.0% (Column B). If the first withdrawal was taken on or prior to the contract date anniversary when the owner was age 64 the Applicable percentage is 4% (Column C).

----------------------------------------------------------------------------------
                              APPLICABLE PERCENTAGE
----------------------------------------------------------------------------------
                                             B                         C
              A                    ROLL-UP BENEFIT BASE       ROLL-UP BENEFIT BASE
        ACCOUNT VALUE                (5% ROLL-UP RATE)         (4% ROLL-UP RATE)
----------------------------------------------------------------------------------
            6.0%                           5.0%                       4.0%
----------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

For example, assuming you have never taken a withdrawal, if on the Conversion effective date your Roll-up benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Roll-up benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, assuming you have never taken a withdrawal, if on the Conversion effective date your Roll-up benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Roll-up benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date (Column B or Column C above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from either 4.0% or 5.0% to 6.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your GMIB is converted to the GWBL on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE/SUCCESSOR OWNER. If you hold an IRA or NQ contract, you may convert your GMIB to a Joint life GWBL. You must affirmatively request that the benefit be converted and your spouse must be at least age 70 on the Conversion effective date. If the younger spouse is younger than 70 as of the Conversion effective date, the election of Joint life will not be available, even if the contract was issued to spousal joint owners. The successor owner must be the owner's spouse. For NQ contracts, the successor owner can be designated as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner. The automatic conversion of the GMIB to the GWBL will create a Single life contract with the GWBL, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion effective date. If you do add a Joint life contract, your spouse must submit any requested information.

For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on your age or the age of your spouse, whoever is younger, as set forth in the following table.

The Applicable percentages applied to your account value are listed in Column
A. The Applicable percentage applied to your benefit base will be determined by the Roll-up rate in effect at the time of the calculation. If the first withdrawal was taken on the contract date anniversary after the owner was age 64 or if a withdrawal has never been taken, the Applicable percentages are listed in Column B. If the first withdrawal was taken on or prior to the contract date anniversary when the owner was age 64 the Applicable percentage are listed in Column C.

------------------------------------------------------------------------------------------------------------------------------
                                                                 APPLICABLE PERCENTAGES
                               -----------------------------------------------------------------------------------------------
                                                                             B                               C
                                                                      ROLL-UP BENEFIT                 ROLL-UP BENEFIT
                                             A                             BASE                            BASE
    YOUNGER SPOUSE'S AGE               ACCOUNT VALUE                 (5% ROLL-UP RATE)               (4% ROLL-UP RATE)
------------------------------------------------------------------------------------------------------------------------------
             85+                           5.5%                            4.0%                            3.0%
------------------------------------------------------------------------------------------------------------------------------
            80-84                          5.0%                            3.5%                            2.5%
------------------------------------------------------------------------------------------------------------------------------
            75-79                          4.5%                            3.0%                            2.0%
------------------------------------------------------------------------------------------------------------------------------
            70-74                          4.0%                            2.5%                            1.5%
------------------------------------------------------------------------------------------------------------------------------

For example, assuming you have never taken a withdrawal, if on the Conversion effective date your account value is $100,000, your Roll-up benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage in Column A for the younger spouse's age band) equals $4,000, while $150,000 (the Roll-up benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion

                        CONTRACT FEATURES AND BENEFITS
effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

You may elect Joint life at any time before you begin taking withdrawals. If the GMIB has already converted to the GWBL on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age as of the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

You can elect Joint life until the later of 30 days following conversion or your first withdrawal from the GWBL. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age as of the Conversion effective date. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the GWBL on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 70 on the Conversion effective date. (Withdrawals taken during the applicable period following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large as described earlier in this section.)

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section. The Applicable percentage will not be adjusted to a Single life percentage.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP contracts are not permitted in connection with this benefit. This benefit is not available under an Inherited IRA contract. If you are using your Series B or Series L contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GWBL. See "Owner and annuitant requirements" earlier in this section.

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce the GWBL benefit base on a pro rata basis.

..   The Guaranteed annual withdrawal amount is recalculated on the following contract date anniversary to equal the Applicable percentage multiplied by the reset GWBL benefit base. You no longer have a Guaranteed annual withdrawal amount for the remainder of the contract year in which you have taken an Excess withdrawal.

You should not convert your GMIB to a GWBL if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Roll-up benefit base) is $100,000 and your account value is $80,000 when you decide to

                        CONTRACT FEATURES AND BENEFITS
begin taking withdrawals at age 86, on a Single life basis. Assume the Roll-up rate in effect prior to conversion was 5%, Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Your Excess withdrawal amount is $3,000 ($8,000 minus $5,000) and it is 3.75% of your account value.

As your benefit base is $100,000 before the withdrawal, it would be reduced by 3.75% or $3,750 (3.75% of $100,000) as your excess portion of withdrawal. Your new benefit base would be $96,250 ($100,000 minus $3,750). In addition, your Guaranteed annual withdrawal amount is reduced to $4,813 (5.0% of $96,250), instead of the original $5,000. See "How withdrawals affect your guaranteed benefits" later in this section.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or
(ii) the 10% free withdrawal amount. A with- drawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Effect of your account value falling to zero" later in this section.

In general, if your contract is a traditional IRA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on the younger spouse's attained age at the time of the ratchet. For Single life contracts, if the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from either 4.0% or 5.0% to 6.0%. For both Single life and Joint life contracts, your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion effective date.

INVESTMENT OPTIONS

While the GWBL is in effect, investment options will be restricted to the investment options that were available to you when your GMIB was in effect. If you convert from GMIB I -- Asset Allocation, your investment option will remain restricted to Option A. If you convert from GMIB II -- Custom Selection, you will continue to have access to both Option A and Option B investment options. You will be able to reallocate your account value, at any time after the conversion, subject to the applicable allocation limitations. The ATP will remain in effect on your contract after conversion to the GWBL, but you will no longer be able to elect the ATP exit option.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated.

You may elect a new Investment simplifier program after conversion, but the Special DCA programs will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL, as it is no longer eligible to increase. We will continue to deduct the charge for this benefit as long as it remains in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the GMIB to the GWBL will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-ups of the death benefit as of the contract date anniversary following age 85. However, we will continue to deduct the charge for these benefits as long they remain in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information. See "How withdrawals affect your guaranteed benefits" later in this section and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your GMIB to a GWBL on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that as of your maturity date are at least equal to the Guaranteed annual withdrawal amount that you would have received under the GWBL. Any remaining Guaranteed minimum death benefit value will be terminated. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value

                        CONTRACT FEATURES AND BENEFITS
to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any Guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the GWBL and any Guaranteed minimum death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals affect your guaranteed benefits" below and "How withdrawals are taken from your account value" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit. See "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your guaranteed benefits" below, even if pursuant to a divorce decree.

..   Before you name a beneficiary and if you are considering whether your joint owner/annuitant or beneficiary is treated as your spouse, please be advised that civil union partners and domestic partners are not treated as spouses for federal purposes; in the event of a conflict between state and federal law we follow federal law in the determination of spousal status. See "Payment of Death Benefit" under "Spousal continuation" later in this prospectus.

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the GWBL from your contract after conversion from the GMIB, subject to the following restrictions:

..   You may not drop the GWBL if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your contract on the Conversion effective date, you may drop the GWBL at any time.

..   The GWBL will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the GWBL on a date other than a contract date anniversary, we will deduct a pro rata portion of the GWBL charge for that year, on that date.

..   After the GWBL is dropped, the withdrawal treatment for the Guaranteed minimum death benefit will continue to be on a pro rata basis.

..   Generally, only contracts with the GWBL can have successor owners. However, if your contract has the GWBL with the Joint

                        CONTRACT FEATURES AND BENEFITS
   life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the GWBL. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.


..   If the GWBL is dropped and the "Greater of" GMDB is not in effect, the ATP will no longer be in effect. Any account value in the ATP Portfolio will be allocated to your variable investment options.


..   If the GWBL is dropped and the "Greater of" GMDB continues, the ATP will continue for as long as the "Greater of" GMDB remains in effect.

After your request has been processed, you will receive a letter confirming that the GWBL has been dropped.

DROPPING YOUR GUARANTEED BENEFITS IN THE EVENT OF A FEE CHANGE. In the event that we exercise our contractual right to change the fees for the guaranteed benefits, you may be given a one-time opportunity to drop your guaranteed benefits, subject to our rules. You may drop your guaranteed benefits only within 30 days of the fee change notification. The requirement that all withdrawal charges have expired will be waived. Please see "Fee changes for the guaranteed benefits" under "Charges and expenses" later in this Prospectus for information on dropping your GWBL upon notice of a change to the GWBL fee.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS

Withdrawals affect your guaranteed benefit bases, as follows:

IF THE GMIB IS ELECTED AT ISSUE IN COMBINATION WITH ANY GUARANTEED MINIMUM DEATH BENEFIT:

..   In the first contract year, all withdrawals reduce your Roll-up benefit base and Highest Anniversary Value benefit base on a pro rata basis.

..   Beginning in the second contract year, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up benefit base. Instead, such withdrawals reduce your Annual Roll-up amount on a dollar-for-dollar basis.

..   Beginning in the second contract year, withdrawals up to your Annual withdrawal amount will reduce your Highest Anniversary Value benefit base on a dollar-for-dollar basis.

..   An Excess withdrawal will always reduce your Roll-up benefit base and your
    Highest Anniversary Value benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your guaranteed benefit bases on a pro rata basis.

..   All withdrawals from your contract always reduce your Return of Principal death benefit base on a pro rata basis.

..   Low account value. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see "Effect of your account value falling to zero" in "Determining your contract's value" for more information.

IF THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS ELECTED AT ISSUE WITHOUT THE
GMIB:

..   All withdrawals from your contract always reduce your Highest Anniversary
    Value benefit base on a pro rata basis.

IF YOU HAVE THE RETURN OF PRINCIPAL DEATH BENEFIT (WITH OR WITHOUT THE GMIB):

..   All withdrawals from your contract reduce your Return of Principal death benefit base on a pro rata basis.

IF THE GMIB IS DROPPED AFTER ISSUE BEFORE YOU ARE ELIGIBLE TO CONVERT TO THE
GWBL:

..   If you had the Return of Principal death benefit prior to dropping the
    GMIB, the Return of Principal death benefit will continue to be in effect and withdrawals will continue to reduce your Return of Principal death benefit base on a pro rata basis.

..   If you had the Highest Anniversary Value death benefit prior to dropping the GMIB, the Highest Anniversary Value death benefit will continue to be in effect and withdrawals will reduce the Highest Anniversary Value benefit base on a pro rata basis as of the date you drop the GMIB.

..   If you had the "Greater of" GMDB prior to dropping the GMIB, the "Greater of" GMDB will automatically be dropped and convert to the Return of Principal death benefit. The value of the Return of Principal death benefit base would be adjusted to reflect what the Return of Principal death benefit base would have been had your contract been issued with the Return of Principal death benefit. All withdrawals will reduce the Return of Principal death benefit base on a pro rata basis.

IF THE GMIB IS DROPPED WITHOUT CONVERTING TO GWBL WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85:

..   All withdrawals from your contract always reduce your Return of Principal death benefit base on a pro rata basis.

..   If the Highest Anniversary Value death benefit is still effective, withdrawals are taken on a dollar-for-dollar basis up to 5% of the beginning of year Highest Anniversary Value benefit base. The portion of any withdrawal over this amount and all subsequent withdrawals in that contract year will reduce the benefit base on a pro rata basis.

..   If the "Greater of" GMDB is still effective, the Roll-up benefit base and the Highest Anniversary Value benefit base are each reduced by withdrawals on a dollar-for-dollar basis up to 5% of the beginning of contract year Roll-up benefit base. The portion of any withdrawal over this amount and all subsequent withdrawals in that contract year will reduce the respective benefit bases on a pro rata basis.

IF YOUR GMIB CONVERTS TO GWBL:

..   Withdrawals up to your Guaranteed annual withdrawal amount will not reduce your GWBL benefit base.

..   An Excess withdrawal will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken

                        CONTRACT FEATURES AND BENEFITS
   that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your GWBL benefit base on a pro rata basis.

IF YOUR GMIB CONVERTS TO GWBL, AND YOU HAVE A "GREATER OF" GMDB, THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OR THE RETURN OF PRINCIPAL DEATH BENEFIT:

..   All withdrawals from your contract reduce your Roll-up benefit base,
    Highest Anniversary Value benefit base and Return of Principal death benefit base on a pro rata basis.

See "Dropping the Guaranteed minimum income benefit after issue" described earlier in this section.

Please consider that the GWBL is not beneficial to you unless you intend to take withdrawals.

For information on how RMD payments affect your guaranteed benefits, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

HOW A PRO RATA REDUCTION IS CALCULATED

Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage. If you take a withdrawal that reduces your guaranteed benefit base on a pro rata basis and your account value is less than your guaranteed benefit base, the amount of the guaranteed benefit base reduction will exceed the amount of the withdrawal.

For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000). If your account value is greater than your guaranteed benefit base, the amount of the guaranteed benefit base reduction will be less than the amount of the withdrawal.

For purposes of calculating the adjustment to your guaranteed benefit bases, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.

Prior to conversion, when an RMD withdrawal using our RMD program occurs, the entire withdrawal amount will reduce the Roll-up benefit base and the Highest Anniversary Value benefit base on a dollar-for-dollar basis. Reduction on a dollar-for-dollar basis means that your Roll-up benefit base and your Highest Anniversary Value benefit base will be reduced by the dollar amount of the withdrawal. After conversion, the RMD amount, if greater than the Guaranteed annual withdrawal amount, will not reduce the GWBL benefit base.

For QP contracts, after the first contract year, additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT
(FOR SERIES B AND SERIES L CONTRACTS ONLY)

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision.

                        CONTRACT FEATURES AND BENEFITS

Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

..   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

..   eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED

IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

NON-SPOUSAL APPLICABLE PLAN BENEFICIARY. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is intended only for beneficiaries who plan to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Beneficiaries who do not want to take annual scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY AN IRA
BENEFICIARY:

..   The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See Appendix VII later in this Prospectus for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. Subsequent contributions (for Series B and Series L contracts only) are limited to the first contract year only.

..   The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis. If you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY A NON-SPOUSAL APPLICABLE PLAN BENEFICIARY:

..   The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See Appendix VII later in this Prospectus for more information.

..   There are no subsequent contributions.

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

                        CONTRACT FEATURES AND BENEFITS

..   You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

FEATURES OF THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT WHICH APPLY TO EITHER TYPE OF OWNER:

..   The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus.

..   If you have the Return of Principal death benefit or the Highest
    Anniversary Value death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit(s).

..   The GMIB I -- Asset Allocation, GMIB II -- Custom Selection and the
    "Greater of" death benefits, Spousal continuation and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply. Your Guaranteed minimum death benefit will also no longer be in effect and any applicable charges for such benefit will stop.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. SINCE THE CONTRACTS ARE NO LONGER AVAILABLE TO NEW PURCHASERS, THIS CANCELLATION PROVISION IS NO LONGER APPLICABLE.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix IX to find out what applies in your state.


Generally, your refund will equal your account value under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options, including the ATP Portfolio (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging (if applicable), through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). In addition, in some states, the amount of your refund (either your account value or the full amount of your contributions), and the length of your "free look" period, depend on whether you purchased the contract as a replacement. Please refer to your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. When required by applicable law to return the full amount of your contribution, we will return the greater of your contribution or your contract's cash value.


For Series CP(R) contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE


Your "account value" is the total of the values you have in: (i) the variable investment options (including the ATP Portfolio); (ii) the guaranteed interest option; and (iii) a Special DCA program.


Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge and any optional benefit charges; and (ii) any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS


Each variable investment option (including the ATP Portfolio) invests in shares of a corresponding Portfolio. Your value in each variable investment option (including the ATP Portfolio) is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option (including the ATP Portfolio) depends on the investment performance of that option, less daily charges for:


(i)operations expenses;

(ii)administrative expenses; and

(iii)distribution charges.


On any day, your value in any variable investment option (including the ATP Portfolio) equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option (including the ATP Portfolio) does not change unless they are:


(i)increased to reflect additional contributions (plus the credit for Series CP(R) contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable);
    or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct any Guaranteed minimum death benefit, GMIB, GWBL and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR SERIES B AND SERIES L CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include making additional contributions, stopping withdrawals or exercising your guaranteed benefits.

--------------------------------------------------------------------------------
WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT.
--------------------------------------------------------------------------------

See Appendix IX later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your GMIB will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your GMIB converts to the GWBL and your account value falls to zero due to an Excess withdrawal, we will terminate your contract, including any enhanced death benefit, and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero.

                       DETERMINING YOUR CONTRACT'S VALUE

If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

TERMINATION OF YOUR CONTRACT

Your contract, including any guaranteed benefits (except as noted below) you have elected, will terminate for any of the following reasons:

..   You surrender your contract. See "Surrendering your contract to receive its cash value" in Accessing your money" for more information.

..   You annuitize your contract. See "Your annuity payout options" in
    "Accessing your money" for more information.

..   Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See "Your Annuity maturity date" in "Accessing your money" later in this Prospectus.

..   Your account value is insufficient to pay any applicable charges when due.
    See "Effect of your account value falling to zero" earlier in this section for more information.

Under certain circumstances, your GWBL will continue even if your contract terminates. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contracts features and benefits" earlier in this Prospectus" for more information.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to a Special DCA program.

..   Under Option A, a transfer into the guaranteed interest option (other than a dollar cost averaging transfer) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

..   Under Option B, you may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with transfer rules described under "Allocating your contributions" earlier in the Prospectus.


..   You may not transfer any amount to the ATP Portfolio.

..   Beginning in the second contract year and until the contract date anniversary following age 85, you may elect to have 100% of your account value in the ATP Portfolio transferred out and allocated according to your allocation instructions on file. You may only initiate this transfer once per contract year and you must make this election using our required form. This election is called the ATP exit option. See "Asset transfer program ("ATP")" in "Contract features and benefits" for more information.

..   If you transfer amounts from the guaranteed interest option, not in connection with a dollar cost averaging program, to the variable investment options, the ATP formula will be triggered. This could result in a transfer of account value either in to or out of the ATP Portfolio.


..   We may charge a transfer charge for any transfers in excess of 12 transfers in a contract year. For more information, see "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

..   We reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

..   Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

..   The maximum amount that may be transferred from the guaranteed interest option to any investment option in any contract year is the greatest of:

   (a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year;

   (b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

   (c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

Some states may have additional transfer restrictions. Please see Appendix IX later in this Prospectus.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) or through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners; and (4) these procedures do not apply to the ATP Portfolio.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

If you elect Option A for your investment options, a recurring optional rebalancing program is not available, instead you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request. If you elect Option B, we require an automatic quarterly rebalancing program. For more information about Options A and B and the rebalancing program under Option B, see "Allocating your contributions" earlier in this Prospectus.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options. The table below shows the methods available under each type of contract. More information follows the table.

--------------------------------------------------------------------------------
ALL WITHDRAWALS REDUCE YOUR ACCOUNT VALUE ON A DOLLAR-FOR-DOLLAR BASIS. FOR INFORMATION ON HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS AND COULD POTENTIALLY CAUSE YOUR CONTRACT TO TERMINATE, SEE "HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS" IN "CONTRACT FEATURES AND BENEFITS".
--------------------------------------------------------------------------------

Please see "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" and "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

METHOD OF WITHDRAWAL

--------------------------------------------------------------------------------------------------------
                                                                                     PRE-AGE   LIFETIME
                                                             AUTO-                    59 1/2   REQUIRED
                                                             MATIC                     SUB-     MINIMUM
                                                             PAYMENT         SYSTE- STANTIALLY DISTRIBU-
                       CONTRACT/(1)/                         PLANS   PARTIAL MATIC    EQUAL      TION
--------------------------------------------------------------------------------------------------------
NQ                                                             Yes     Yes    Yes      No        No
--------------------------------------------------------------------------------------------------------
Traditional IRA                                                Yes     Yes    Yes      Yes       Yes
--------------------------------------------------------------------------------------------------------
Roth IRA                                                       Yes     Yes    Yes      Yes       No
--------------------------------------------------------------------------------------------------------
Inherited IRA                                                  No      Yes    No       No        /(2)/
--------------------------------------------------------------------------------------------------------
QP/(3)/                                                        Yes     Yes    No       No        No
--------------------------------------------------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust, as the owner of the contract. See "Appendix III: Purchase considerations for QP contracts" later in this Prospectus.

--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

AUTOMATIC PAYMENT PLANS

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. The first payment date cannot be more than one full payment period from the date the enrollment form is received at our processing office. If a later date is specified, we will not process your enrollment form. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary. All withdrawals from an automatic payment plan count towards your free withdrawal amount.

You may elect either the Maximum payment plan or the Customized payment plan beginning after the first contract date anniversary. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.


Each scheduled payment cannot be less than $50. If scheduled payments would be less than $50, the program will be terminated. This applies even if an RMD withdrawal causes the reduction of scheduled amounts below $50. Scheduled payments are taken pro rata from all variable investment options (including the ATP Portfolio) and the guaranteed interest option. Scheduled payments are not taken out of the Special DCA programs.


When we use the term "Annual withdrawal amount" in this discussion of the automatic payment plans, we intend this also to be a reference to (i) the "Guaranteed annual withdrawal amount" that is available upon conversion to the GWBL or (ii) 5% of the beginning of contract year Roll-up benefit base for contracts that do not convert to the GWBL and continue with the "Greater of" GMDB after the contract date anniversary following age 85 or (iii) 5% of the beginning of contract year Highest Anniversary Value benefit base for contracts that do not convert to GWBL and continue with the Highest Anniversary Value death benefit after the contract date anniversary following age 85.

If you take a partial withdrawal while an automatic payment plan is in effect:

..   After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that exceeds the Annual withdrawal amount will terminate the program. You may set up a new program immediately, but it will not begin until the next contract year.

..   After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that is less than or equal to the Annual withdrawal amount may cause payments to be suspended until the next contract year once the full Annual withdrawal amount for that contract year has been paid out. After a partial withdrawal is taken, you will continue to receive scheduled payments without a disruption in payments until the Annual withdrawal amount is paid out. After the full

                             ACCESSING YOUR MONEY

   Annual withdrawal amount has been paid out, the program will be suspended for the remainder of the year.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries if there is a reset (for contracts with GMIB) or an Annual Ratchet (for contracts with GWBL).

For monthly or quarterly payments, the Annual withdrawal amount will be divided by 12 or 4 (as applicable). The program is designed to pay the entire Annual withdrawal amount in each contract year, regardless of whether the program is started at the beginning of the contract year or on some other date during the contract year. Consequently, a program that commences on a date other than a contract date anniversary will account for any payments that would have been made since the beginning of the contract year, as if the program were in effect on the contract date anniversary. A catch-up payment will be paid for the accrued scheduled payments for all missed payments for the number of payment dates that have elapsed from the beginning of the contract year up to the date the enrollment is processed. The catch-up payment is made immediately when the Maximum payment plan enrollment is processed. Thereafter, scheduled payments will begin one payment period later.

A partial withdrawal taken in the same contract year prior to enrollment in the Maximum payment plan will have the following effect:

..   If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

..   If the amount of the partial withdrawal is less than the Annual withdrawal amount, then the partial withdrawal will be factored into the Maximum payment plan payments for that contract year.

..   Annual frequency: If the amount of the partial withdrawal is less than the
    Annual withdrawal amount, the remaining Annual withdrawal amount is paid on the date the enrollment form is processed or a later date selected by the owner. You may not select a date later than the next contract date anniversary.

..   A partial withdrawal that is taken after you are enrolled in the program but before the first payment is made terminates the program.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with a reset (for contracts with GMIB) or an Annual Ratchet (for contracts with GWBL). You must elect to change the scheduled payment amount.

You can request any of the following as scheduled payments:

..   Fixed percentage: A fixed percentage not to exceed the Annual Roll-up rate
    (or the Applicable percentage for contracts with GWBL or 5% of the beginning of contract year benefit base for contracts that do not convert to the GWBL and continue with either the "Greater of" GMDB or Highest Anniversary Value death benefit after the contract date anniversary following age 85). The specified percentage is applied to the Roll-up benefit base (or GWBL benefit base or death benefit base, as applicable) as of the most recent contract anniversary.

..   Fixed dollar amount: A fixed dollar amount not to exceed the Annual withdrawal amount.

A partial withdrawal taken in the same contract year prior to enrollment in the Customized payment plan will have the following effect:

..   If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

..   If the amount of the partial withdrawal is less than the Annual withdrawal amount, you will receive the requested Customized payment plan scheduled payments. If during the course of the contract year, a scheduled payment would exceed the Annual withdrawal amount, payment will be made for an amount up to the Annual withdrawal amount and payments will be suspended for the remainder of the contract year.

If you elect the ATP exit option while the Customized payment plan is in effect and the Roll-up benefit base is adjusted, the Customized payment plan will operate in the same manner as though a partial withdrawal had been taken and may cause payments to be suspended in the next contract year if a scheduled payment would exceed the Annual withdrawal amount.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. SYSTEMATIC WITHDRAWALS MAY CAUSE EXCESS WITHDRAWALS. IF YOU WANT TO AVOID EXCESS WITHDRAWAL TREATMENT, USE THE MAXIMUM PAYMENT PLAN OR CUSTOMIZED PAYMENT PLAN.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR CONTRACT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. If you have also elected an Automatic payment plan, unless you instruct us otherwise, your systematic withdrawal option withdrawals will be on the same date as your automatic payment plan. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

                             ACCESSING YOUR MONEY

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal amount previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

Systematic withdrawals are not available if the GMIB has converted to the GWBL. If you are taking systematic withdrawals at the time the GMIB converts to the GWBL, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan at the time of the conversion to the GWBL, and you will be advised to cancel this election in the Systematic withdrawal election form and in the GMIB exercise notice.

SUBSTANTIALLY EQUAL WITHDRAWALS
(TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount. See "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

For contracts with GMIB, substantially equal withdrawals could cause an Excess withdrawal. See "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus. Also, the substantially equal withdrawal program is not available if the GMIB converts to the GWBL.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS
PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute RMDs yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected one or more guaranteed benefits, amounts withdrawn from the contract to meet RMDs will reduce the benefit base(s) and may limit the utility of the benefit(s). Also, the actuarial present value of additional contract benefits must be added to the account value in calculating RMD payments from annuity contracts funding qualified plans and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

This service is not available under QP contracts.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, RMD payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic RMD payments during the first calendar year. Therefore, if you are making a rollover or transfer contribution to the calendar after age 70 1/2, you must take any RMDs before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMDs may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

                             ACCESSING YOUR MONEY

--------------------------------------------------------------------------------
FOR TRADITIONAL IRA CONTRACTS, WE WILL SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on RMD payments taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the 10% free withdrawal amount.

If you elect systematic withdrawals AND our automatic RMD service, any RMD payment made while the systematic withdrawal program is in effect will terminate the systematic withdrawal program.

FOR CONTRACTS WITH GMIB OR GWBL. Generally, if you elect our automatic RMD service, any lifetime RMD payment we make to you, starting in the first contract year, (i) (for contracts with GMIB) will reduce your guaranteed benefit bases on a dollar-for-dollar basis, but will not be treated as Excess withdrawals; (ii) (for contracts with GWBL), will not reduce your GWBL benefit base and will not be treated as Excess withdrawals.

If you elect either the Maximum payment plan or the Customized payment plan (together, "automatic payment plans") AND our automatic RMD service, we will make an extra payment, if necessary, in December that will equal your lifetime RMD amount less all payments made through November and any scheduled December payment. If the combined automatic payment plan and RMD payments to date in that contract year are equal to or exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, the automatic payment plan will be suspended for the contract year on the date of the RMD payment. The portion of the RMD payment in excess of the Annual withdrawal amount or Guaranteed annual withdrawal amount will not be treated as an Excess withdrawal. If the combined automatic payment plan and RMD payments to date in that contract year do not exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, then during the course of the contract year, if a scheduled payment would exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, payment will be made for an amount up to the Annual withdrawal amount or Guaranteed annual withdrawal amount and additional scheduled payments will be suspended for the remainder of the contract year. Payments under the automatic payment plan will resume in the next contract year.

If you take any partial withdrawals in addition to your RMD and automatic payment plan payments, your applicable automatic payment plan will be terminated if the partial withdrawal causes an Excess withdrawal to occur. If the partial withdrawal does not cause an Excess withdrawal, it may cause a suspension of your automatic payment plan if a later scheduled payment would have caused an Excess withdrawal to occur. Any partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your benefit base(s) and Annual withdrawal amount or Guaranteed annual withdrawal amount may be reduced. See "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Annual withdrawal amount or Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, in December that will equal your RMD less all withdrawals made through November. If prior to December you make a partial withdrawal that exceeds your Annual withdrawal amount or Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you elect systematic withdrawals AND our automatic RMD service, any RMD payment made while the systematic withdrawal program is in effect will terminate the systematic withdrawal program. If a previous systematic withdrawal taken in a contract year had already exceeded the Annual withdrawal amount or Guaranteed annual withdrawal amount prior to a payment from our automatic RMD service, the RMD payment will not be treated as an Excess withdrawal. However, previous systematic withdrawals that exceeded the Annual withdrawal amount or Guaranteed annual withdrawal amount would be treated as Excess withdrawals.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a RMD payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed your Annual withdrawal amount.

Owners of tax-qualified contracts (IRA and QP) should consider the effect of resetting the Roll-up benefit base if RMD payments must begin before the end of the new exercise waiting period. See "Roll-up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


We will subtract your withdrawals on a pro rata basis from your account value in the variable investment options (including any amounts allocated to the ATP Portfolio) and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options (including any amounts allocated to the ATP Portfolio) and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from a Special DCA program. A partial withdrawal from a Special DCA program will terminate the program.


WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the GMIB no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

                             ACCESSING YOUR MONEY

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus. Please also see "Effect of your account value falling to zero" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of the date we receive the required information, including the GWBL (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the GMIB no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceeds your Annual withdrawal amount. For more information, please see "Effect of your account value falling to zero" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS


Generally, we will fulfill requests for payments out of the variable investment options (including the ATP Portfolio) within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:


(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or


(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options (including the ATP Portfolio).


We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Series B and Series L contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made to a bank account designated by you or by check which will be mailed to you (or the payee named in a tax-free exchange) by U.S. mail, if you request that we do so subject to any charges. We can also send any payment to you by using an express delivery or wire transfer service at your expense.


SIGNATURE GUARANTEE


As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

..   disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;


..   any disbursement requested within 30 days of an address change;

..   any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or perceive any inconsistency between the signature on file and the signature on the request; or


..   any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this prospectus.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE. NOTARIZATION WILL NOT SUBSTITUTE FOR A MEDALLION SIGNATURE GUARANTEE.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization". You must annuitize or take a lump sum withdrawal by your annuity maturity

                             ACCESSING YOUR MONEY
date, as discussed later in this section. Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits, including any Guaranteed minimum death benefit and any other guaranteed benefits, terminate. Your contract will be converted to a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value.

You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Series CP(R) contracts) after the contract issue date. Please see Appendix IX later in this Prospectus for information on state variations. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section.

In general, your periodic payment amount upon annuitization is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization, the form of the annuity payout option you elect and the annuity purchase rate to which that value is applied, as described below. Alternatively, if you have a GMIB, you may exercise your benefit in accordance with its terms provided that your account value is greater than zero on the exercise date. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

You can currently choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your GMIB, your choice of payout options are those that are available under the GMIB (see "Guaranteed minimum income benefit ("GMIB")" in "Contract features and benefits" earlier in this Prospectus). If the GWBL is in effect and you choose to annuitize your contract before the maturity date, the GWBL will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

-------------------------------------------------------------
Fixed annuity payout options   .   Life annuity
                               .   Life annuity with period
                                   certain
                               .   Life annuity with refund
                                   certain
-------------------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. It is possible that the Life annuity option could result in only one payment if the annuitant dies immediately after annuitization.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here, including non-life contingent annuities. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

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                             ACCESSING YOUR MONEY

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts, as described in "Partial Annuitization" in "Tax Information", is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. You may not partially exercise your GMIB. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. Partial annuitization is available until your annuity maturity date. See "How withdrawals are taken from your account value" earlier in this section.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date or not earlier than five years from your Series CP(R) contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Please see Appendix IX later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Series CP(R) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix IX later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity with period certain. Please note that the aggregate payments you would receive from this form of annuity during the period certain may be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. If GWBL is not in effect, the default payout option is the Life annuity with period certain not to exceed 10 years.

On the annuity maturity date, other than the Guaranteed withdrawal benefit for life (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

If the GWBL is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that as of your maturity date are at least equal to the Guaranteed annual withdrawal amount that you would have received under the GWBL. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

At maturity, the annuity payout will be the higher of two amounts that are calculated as that date. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

Any death benefit you had under your contract will no longer be in effect. You will not be permitted to make any additional withdrawals.

Please see Appendix IX later in this Prospectus for variations that may apply in your state.

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                             ACCESSING YOUR MONEY

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5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   An operations charge

..   An administrative charge

..   A distribution charge


We deduct the following charges from your account value. When we deduct these charges from your variable investment options (including the ATP Portfolio), we reduce the number of units credited to your contract:


..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (if applicable).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Return of Principal death benefit); the GMIB; the GWBL; and the Earnings enhancement benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.

..   At the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no charge).

..   Charge for third-party transfer or exchange (currently, there is no charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

OPERATIONS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks, including the Return of Principal death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Series B:                   0.80%
   Series CP(R):               1.05%
   Series L:                   1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Series CP(R) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same operations charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   0.30%
   Series CP(R):               0.35%
   Series L:                   0.35%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   0.20%
   Series CP(R):               0.25%
   Series L:                   0.25%

                             CHARGES AND EXPENSES

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your account value on each contract date anniversary. The charge is to compensate us for the cost of providing administrative services in connection with the contract. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.


We will deduct this charge from your value in the variable investment options (including the ATP Portfolio) and the guaranteed interest option (see Appendix IX later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from a Special DCA account.


If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus. Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

TRANSFER CHARGE

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. The charge is to compensate us for the expense of processing the transfer. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as separate transfers. Any transfer charge will be deducted from the investment options from which the transfer is made. We will not charge for transfers made in connection with one of our dollar cost averaging programs. Also, transfers from our automated programs do not count toward your number of transfers in a contract year for the purposes of this charge.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

CHECK PREPARATION CHARGE. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge. We reserve the right to charge a maximum of $85.

CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE. Currently, we are waiving the $65 charge for each third-party transfer or exchange; this waiver may be discontinued at any time, with or without notice. Absent this waiver, we deduct a charge for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. We reserve the right to increase this charge to a maximum of $125. Please see Appendix IX later in this Prospectus for variations in your state.

WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Series CP(R) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Series CP(R) contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------------------------------------------
                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8    9     10+
----------------------------------------------------------------------------------------------------------------
Series B                                                     7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
----------------------------------------------------------------------------------------------------------------
Series CP/SM/                                                8%  8%  7%  6%  5%      4%  3%  2%      1%  0%/(2)/
----------------------------------------------------------------------------------------------------------------
Series L                                                     8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
----------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

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                             CHARGES AND EXPENSES

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix IX later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your guaranteed benefits" earlier in this Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount (contributions after the first contract year are allowed in QP contracts only). The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Series B and Series L NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the GMIB with or without the "Greater of" GMDB, beginning on the first day of the 2nd contract year we will waive any withdrawal charge for any withdrawal during the contract year up to the Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Annual withdrawal amount.

If the GWBL is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Withdrawal charges will not apply when the GMIB is exercised on the contract date anniversary following age 85.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. There are specific circumstances (described below) under which the withdrawal charge will not apply. At any time after the first contract date anniversary, you may submit a claim to have the withdrawal charge waived if you meet certain requirements. You are not eligible to make a claim prior to your first contract date anniversary. Also, your claim must be on the specific form we provide for this purpose.

The withdrawal charge does not apply if:

(i)We receive proof satisfactory to us (including certification by a licensed physician) that an owner (or older joint owner, if applicable) is unable to perform three of the following "activities of daily living":

   -- "Bathing" means washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

   -- "Continence" means the ability to maintain control of bowel and bladder function; or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

   -- "Dressing" means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   -- "Eating" means feeding oneself by food into the body from a receptacle
      (such as a plate, cup or table) or by a feeding tube or intravenously.

   -- "Toileting" means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

   -- "Transferring" means moving into or out of a bed, chair or wheelchair.

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or

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                             CHARGES AND EXPENSES

   (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED BENEFIT CHARGES

RETURN OF PRINCIPAL DEATH BENEFIT. There is no additional charge for this death benefit.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. If you elect the Highest Anniversary Value death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the Highest Anniversary Value benefit base.

"GREATER OF" GMDB I. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.15% of the greater of the Roll-up benefit base or the Highest Anniversary Value benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.30%. See "Fee changes for the guaranteed benefits" below for more information.

"GREATER OF" GMDB II. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.30% of the greater of the Roll-up benefit base or the Highest Anniversary Value benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.60%.

DEATH BENEFIT UNDER CONVERTED GWBL. If your GMIB converts to the GWBL, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE If you elect the GMIB, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the GMIB, drop the GMIB, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. For the GMIB I -- Asset Allocation, the charge is equal to 1.15% of the benefit base. For the GMIB II -- Custom Selection, the charge is equal to 1.30% of the benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.30% for the GMIB I -- Asset Allocation and 2.60% for the GMIB II -- Custom Selection. See "Fee changes for the guaranteed benefits" below for more information.

EARNINGS ENHANCEMENT BENEFIT CHARGE. If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE. If your GMIB converts to the GWBL, we deduct a charge for the GWBL that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Roll-up benefit base that we were deducting as the GMIB charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Roll-up benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. After conversion, we deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. We reserve the right to increase the charge for this benefit up to a percentage equal to a maximum charge of 2.30% for GMIB I -- Asset Allocation or 2.60% for GMIB II -- Custom Selection. See "Fee changes for the guaranteed benefits" below for more information. If the contract is surrendered or annuitized, or a death benefit is paid or the GWBL is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See "Guaranteed minimum income benefit charge" earlier in this section.


WHEN WE DEDUCT THESE CHARGES. We will deduct these guaranteed benefit charges from your value in the variable investment options (including the ATP Portfolio) and the guaranteed interest option on a pro rata basis (see Appendix IX later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from amounts in the Special DCA program. The pro rata portion of the charge will be based on the fee that is in effect at the time the charge is assessed.


If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Although the amount of your Highest Anniversary or "Greater of" death benefit and any Earnings enhancement benefit will no longer increase after age 85, we will continue to deduct the charge for that benefit as long as it remains in effect.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value earlier in this Prospectus."

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                             CHARGES AND EXPENSES

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FEE CHANGES FOR THE GUARANTEED BENEFITS

We may increase or decrease the charge for the GMIB, the GWBL, the "Greater of" GMDB I and the "Greater of" GMDB II. You will be notified of a change in the charge at least 30 days in advance. The charge for each benefit may only change once in a 12 month period and will never exceed the maximum shown in the fee table. If you are within your first two contract years at the time we notify you of a revised charge, the revised charge will be effective the first day of the third contract year, or at least 30 days following the notification date, and will be assessed beginning on your third contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a revised charge, the revised charge will be effective 30 days after the notification date and will be assessed as of your next contract date anniversary that is at least 30 days after the fee change notification date and on all contract date anniversaries thereafter. A pro rata charge assessed during any contract year will be based on the charge in effect at that time. See "Guaranteed benefit charges" above for more information. You may not opt out of a fee change but you may drop the benefit if you notify us in writing within 30 days after a fee change is declared. The requirement that all withdrawal charges have expired will be waived. See "Dropping the Guaranteed minimum income benefit after issue" and "Dropping the Guaranteed withdrawal benefit for life after conversion" in "Contract features and benefits" earlier in this Prospectus.

EXERCISE OF THE GMIB IN THE EVENT OF A GMIB (OR GWBL) FEE INCREASE. In the event we increase the charge for the GMIB (or GWBL), you may exercise the GMIB subject to the following rules. If you are within your first two contract years at the time we notify you of a GMIB (or GWBL) fee increase, you may elect to exercise the GMIB during the 30 day period beginning on your second contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a GMIB (or GWBL) fee increase, you may elect to exercise the GMIB during the 30 day period beginning on the date of the fee increase notification. NOTE THAT IF YOU ARE WITHIN YOUR FIRST TWO CONTRACT YEARS AT THE TIME WE NOTIFY YOU OF A GMIB (OR GWBL) FEE INCREASE, YOUR OPPORTUNITY TO DROP THE BENEFIT IS THE 30 DAY PERIOD FOLLOWING NOTIFICATION, NOT THE 30 DAY PERIOD FOLLOWING YOUR SECOND CONTRACT DATE ANNIVERSARY. We must receive your election to exercise the GMIB within the applicable 30 day GMIB exercise period. Any applicable GMIB exercise waiting period will be waived. Upon expiration of the 30 day exercise period, any contractual waiting period will resume. If your GMIB exercise waiting period has already elapsed when a fee increase is announced, you may exercise your GMIB during either (i) the 30 day GMIB exercise period provided by your contract or (ii) the 30 day exercise period provided by the fee increase. It is possible that these periods may overlap. For more information on your contract's GMIB exercise period and exercise rules, see "Exercise of GMIB" in "Contract features and benefits". If your GWBL is in effect when a fee increase is announced, you may exercise your GMIB as if it were still in effect and the same exercise rules described above will apply. In this circumstance, your GMIB will be exercised by applying the GMIB guaranteed annuity purchase factors to your GWBL benefit base as of that date.

For single owner contracts, the payout can be either based on a single life (the owner's life) or joint lives. For IRA contracts, the joint life must be the spouse of the owner. For jointly owned contracts, payments can be based on a single life (based on the life of the older owner) or joint lives. For non-natural owners, payments are available on the same basis (based on the annuitant or joint annuitant's life). Your Lifetime GMIB payments are calculated by applying your Roll-up benefit base (as of the date we receive your election in good order) less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. See "Exercise of GMIB" under "Contract features and benefits" for additional information regarding GMIB exercise.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

Some of the charges described above may be different for certain contract owners. Please see Appendix IX later in this Prospectus for more information.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options (including the ATP Portfolio) and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the daily contract charge, or change the minimum initial contribution requirements. We also may change the guaranteed benefits, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. We may also change the crediting percentage that applies to contributions. Credits are subject to recovery under certain circumstances. See "Credits (for Series CP(R) contracts)" under "Contract features and benefits" earlier in this Prospectus. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not

                             CHARGES AND EXPENSES
available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and operations generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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                             CHARGES AND EXPENSES

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We are not liable for any payments we make or actions we take before we receive the change. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, who continue to be spouses at the time of death, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Series CP(R) contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.

--------------------------------------------------------------------------------
WHEN WE USE THE TERMS OWNER AND JOINT OWNER, WE INTEND THESE TO BE REFERENCES
TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL IS NOT IN EFFECT, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS
APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF
THE CONTRACT HAS A NON-NATURAL OWNER.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner. No death benefit will be payable upon or after the contract's Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option. For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

                           PAYMENT OF DEATH BENEFIT

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. If the contract continues, the Guaranteed minimum death benefit and charge and the GMIB and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the GMIB cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the GMIB converts to the GWBL, the provisions described in this paragraph will apply at the death of the younger owner, even though the GWBL is calculated using the age of the surviving older owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contribu- tions made before your death. Withdrawal charges, if applicable, will apply if additional contributions are made.

..   The Annual Roll-up rate will operate as follows:

   -- If the original/older owner dies prior to the contract date anniversary when he/she is age 64 and withdrawals under the contract have begun, the annual roll-up rate for the contract is locked in at 4%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner dies prior to the contract date anniversary when he/she is age 64 and withdrawals under the contract have not yet begun, the annual roll-up rate will be 4% if the first withdrawal from the contract occurs prior to the contract date anniversary when the original/older owner would have been age 64 and the annual roll-up rate

                           PAYMENT OF DEATH BENEFIT
      will be 5% if the first withdrawal from the contract occurs on or after the contract date anniversary when the original/older owner would have been age 64.In either case, the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract began prior to the contract date anniversary when he/she was age 64, the annual roll-up rate for the contract is locked in at 4%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract began after the contract date anniversary when he/she was age 64, the annual roll-up rate for the contract would be locked in at 5%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract had not yet begun, the annual roll-up rate for the contract would be locked in at 5%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the GMIB has converted to the GWBL, may continue as follows:

   -- If you elected the Highest Anniversary Value death benefit (either without GMIB or combined with the GMIB) and your spouse is age 80 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If you elected the Highest Anniversary Value death benefit (either without GMIB or combined with the GMIB) and your surviving spouse is age 81 or older on the date of your death, the Guaranteed minimum death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the Guaranteed minimum death benefit will be set to equal the amount of the Guaranteed minimum death benefit base on the date of your death. If your account value is higher than the Guaranteed minimum death benefit base on the date of your death, the Guaranteed minimum death benefit base WILL NOT BE INCREASED to equal your account value.

     . The Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     . The charge for the Guaranteed minimum death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

   -- If you elected either the "Greater of" GMDB I or "Greater of" GMDB II
      (combined with the GMIB) and your spouse is age 65 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. The next available reset will also account for any time elapsed before the election of the Spousal continuation. This does not apply to contracts in which the GMIB has converted to the GWBL.

   -- If you elected either the "Greater of" GMDB I or "Greater of" GMDB II
      (combined with the GMIB) and your surviving spouse is age 66 or older on the date of your death, the Guaranteed minimum death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the Guaranteed minimum death benefit will be set to equal the amount of the Guaranteed minimum death benefit base on the date of your death. If your account value is higher than the Guaranteed minimum death benefit base on the date of your death, the Guaranteed minimum death benefit base WILL NOT BE INCREASED to equal your account value.

     . The Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     . The charge for the Guaranteed minimum death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

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   -- In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your account value is lower than the Guaranteed minimum death benefit base on the date of your death, your account value WILL BE INCREASED to equal the Guaranteed minimum death benefit base.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been pre- viously frozen because the older spouse had attained age 85, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 85. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   The GMIB may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit ("GMIB")" in "Contract features and benefits" earlier in this Prospectus. If the GMIB continues, the charge for the GMIB will continue to apply.

..   If you convert the GMIB to the GWBL on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the GMIB converts to the GWBL on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the GMIB converted to the GWBL dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected Guaranteed minimum death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 85. If the surviving spouse is age 76 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the GMIB continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If the GMIB has converted to the GWBL, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule, if applicable, remains in effect.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix IX later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the Beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The Beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Series CP(R) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the Beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.


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..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If any guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the Beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If any guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Series CP(R) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule, if applicable, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any guaranteed benefits under the contract.

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7. Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. In addition to legislation enacted in December 2017, Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as the Guaranteed minimum income benefits and Guaranteed minimum death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix III at the end of this Prospectus for a discussion of QP contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonquali-fied annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization under a Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life

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expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, GWBL Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contigent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Guaranteed annual withdrawal amounts received after age 85 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are

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taxable events. The exchange will not be taxable under Section 1035 of the
Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the issued in exchange contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 70. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 70. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 70, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 70.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net

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Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs. Inherited IRA contracts are available for all Accumulator(R) Series contracts except Series CP(R).

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $6,000 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2019, after adjustment for cost-of-living changes. When your earnings are below $6,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


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If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $6,000, married individuals filing jointly can contribute up to $12,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $6,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $6,000 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($6,000 for 2019 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2"catch-up" contributions ($7,000 for 2019). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself: You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover: You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

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..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   certain death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2
    ; or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publications 590-A and 590-B for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

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A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. We no longer permit you to direct AXA Equitable to make a distribution directly to a charitable organization you request, in accordance with an interpretation of recent non-tax regulatory changes.

REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is

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calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

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Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Because the minimum initial contribution required to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $6,000 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2019, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $6,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

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..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

Conversion rollover contributions to Roth IRAs cannot be recharacterized.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

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Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

TAX WITHHOLDING AND INFORMATION REPORTING

STATUS FOR INCOME TAX PURPOSES; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not

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have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

TAX WITHHOLDING. We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number, a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix III at the end of this Prospectus.

MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 70 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 70


Each variable investment option is a subaccount of Separate Account No. 70. We established Separate Account No. 70 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options (including the ATP Portfolio) for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 70 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options (including the ATP Portfolio) under our contracts. For example, we may withdraw amounts from Separate Account No. 70 that represent our investments in Separate Account No. 70 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 70 assets in any investment permitted by applicable law. The results of Separate Account No. 70 operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 70. However, the obligations themselves are obligations of AXA Equitable.


Separate Account No. 70 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 70. Although Separate Account No. 70 is registered, the SEC does not monitor the activity of Separate Account No. 70 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 70 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 70, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 70 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 70 or a variable investment option directly);

(5)to deregister Separate Account No. 70 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 70;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to close a variable investment option to transfers and contributions; and

(9)to limit the number of variable investment options which you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 70, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's

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general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options (including the ATP Portfolio). You may also speak with your financial representative. For Series CP(R) contracts, credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY


Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.


..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Series CP(R) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

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..   Contributions (and credits, for Series CP(R) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.


..   Transfers to or from variable investment options (including the ATP
    Portfolio) will be made at the unit value next determined after receipt of the transfer request.


..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 70 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

CYBERSECURITY

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.

MISSTATEMENT OF AGE

If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, any benefits will be those which would have been purchased at the correct age. If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, and if an optional Guaranteed minimum death benefit rider would not have been issued based on the correct age: (i) the optional Guaranteed minimum death

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benefit rider will be revoked, (ii) the applicable charge for the benefit will be refunded and applied to the annuity account value of the contract, and
(iii) the Return of Principal death benefit will apply.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 70, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 70, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

We may refuse to process a change of ownership of an NQ contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

Any guaranteed benefit in effect will generally terminate if you change ownership of the contract. A guaranteed benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual, but the contract will continue to be based on the annuitant's life. A guaranteed benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the guaranteed benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix IX later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

In general, you cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under Federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment will terminate your benefits under the contract. All withdrawals, distributions and payments are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

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HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you have elected the GWBL on a Joint life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single life contracts.

If the division of the contract occurs before any withdrawal has been made and after the Conversion effective date, the Applicable percentage under each new contract will be adjusted to a Single life Applicable percentage for your Guaranteed annual withdrawal amount and will be based on each respective individual's age at the time of first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made and after the Conversion effective date and if the Conversion effective date is a contract date anniversary prior to your 85th birthday, the Joint life Applicable percentage that was in effect at the time of the split will remain in effect for each contract.

If the division of the contract occurs after any withdrawal has been made at least thirty days after the Conversion effective date and if the Conversion effective date is the contract date anniversary following your 85th birthday, the Joint life Applicable percentage that was in effect at the time of the split will remain in effect for each contract. The Joint Life Applicable percentage that was in effect may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 70. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with AXA Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the con- tract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

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DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel, which include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA and other federal and state regulatory authorities, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based and, for certain accounts depending on applicable rules, that are in your best interest, on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. This compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2018) received additional payments. These additional payments ranged from $536.67 to $6,370,912.47. AXA Equitable and its


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affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.


1st Global Capital Corp.
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services
BBVA Securities, Inc.
Cambridge Investment Research
Capital Investment Group
Centaurus Financial, Inc.
CETERA Financial Group
Citigroup Global Markets, Inc.
Citizens Investment Services
Commonwealth Financial Network
Community America Financial Solution
CUNA Brokerage Services
CUSO Financial Services, L.P.
DPL Financial Partners
Equity Services Inc.
Farmer's Financial Solution
Geneos Wealth Management
Gradient Securities, LLC
H. Beck, Inc.
H.D. Vest Investment Securities, Inc.
Huntleigh Securities Corp.
Independent Financial Group, LLC
Infinex Investments Inc.
Investment Professionals, Inc.
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
Key Investment Services LLC
Ladenburg Thalmann Advisor Network, LLC
Lincoln Financial Advisors Corp.
Lincoln Financial Securities Corp.
Lincoln Investment Planning
Lion Street Financial
LPL Network
Lucia Securities, LLC
MML Investors Services, LLC
Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.
Park Avenue Securities, LLC
PlanMember Securities Corp.
PNC Investments
Primerica Financial Services, Inc.
Prospera Financial Services
Questar Capital Corporation
Raymond James
RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corp.
SIGMA Financial Corporation
Signator Investors, Inc.
The Advisor Group (AIG)
U.S. Bank Center
UBS Financial Services, Inc.
Valmark Securities, Inc.
Voya Financial Advisors, Inc.
Wells Fargo




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Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.30%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018.



------------------------------------------------------------------------------------------
                                                  FOR THE YEAR ENDING DECEMBER 31,
                                           -----------------------------------------------
                                            2018    2017    2016    2015    2014    2013
------------------------------------------------------------------------------------------
1290 VT EQUITY INCOME
------------------------------------------------------------------------------------------
   Unit value                              $  4.09 $  4.70 $  4.11 $  3.68 $  3.80 $  3.54
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         458     586     649     675     677     721
------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------
   Unit value                              $ 20.98 $ 22.23 $ 18.70 $ 17.23 $ 17.38 $ 15.50
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          33      40      43      41      31      28
------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
------------------------------------------------------------------------------------------
   Unit value                              $ 14.20 $ 16.41 $ 14.42 $ 12.21 $ 12.77 $ 11.89
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         382     405     328     193     118      63
------------------------------------------------------------------------------------------
AXA 500 MANAGED VOLATILITY
------------------------------------------------------------------------------------------
   Unit value                              $ 16.15 $ 17.42 $ 14.62 $ 13.34 $ 13.46 $ 12.12
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         642     626     486     251     149      93
------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
------------------------------------------------------------------------------------------
   Unit value                              $ 13.97 $ 16.06 $ 14.29 $ 12.02 $ 12.83 $ 12.49
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         336     283     207     159     102      47
------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------
   Unit value                              $ 15.36 $ 16.25 $ 14.98 $ 14.32 $ 14.61 $ 14.18
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      16,442  19,056  20,286  20,445  20,568  19,711
------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------
   Unit value                              $ 14.32 $ 14.99 $ 14.07 $ 13.58 $ 13.82 $ 13.49
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       5,512   7,233   7,914   7,991   8,046   7,914
------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------
   Unit value                              $ 12.08 $ 12.41 $ 12.06 $ 11.88 $ 12.06 $ 11.91
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       2,772   4,350   5,116   5,552   5,505   5,664
------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------
   Unit value                              $ 30.65 $ 35.36 $ 28.41 $ 27.55 $ 28.40 $ 28.30
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         127     143     138     128     128     127
------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------
   Unit value                              $ 18.02 $ 19.44 $ 17.32 $ 16.23 $ 16.61 $ 15.93
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      22,778  23,892  23,412  22,020  19,691  17,352
------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
------------------------------------------------------------------------------------------
   Unit value                              $ 14.99 $ 17.85 $ 14.32 $ 14.48 $ 15.33 $ 16.57
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         205     234     244     268     243     113
------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



-----------------------------------------------------------------------------------------------------
                                                             FOR THE YEAR ENDING DECEMBER 31,
                                                      -----------------------------------------------
                                                       2018    2017    2016    2015    2014    2013
-----------------------------------------------------------------------------------------------------
AXA INTERNATIONAL MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 10.52 $ 12.46 $ 10.16 $ 10.30 $ 10.70 $ 11.58
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    229     236     166     146      80      32
-----------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 22.35 $ 24.20 $ 20.10 $ 18.54 $ 18.72 $ 16.99
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    159     197     196     189     183      97
-----------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 27.77 $ 29.00 $ 22.74 $ 21.83 $ 21.26 $ 19.39
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    278     311     303     295     267     167
-----------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 17.74 $ 19.95 $ 17.76 $ 15.60 $ 16.47 $ 14.87
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    309     355     374     328     326     163
-----------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 23.17 $ 27.07 $ 24.42 $ 21.03 $ 22.08 $ 20.18
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    206     228     224     172     142     110
-----------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 16.96 $ 18.12 $ 16.42 $ 15.54 $ 15.87 $ 15.31
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 23,428  25,489  26,293  25,461  24,682  23,474
-----------------------------------------------------------------------------------------------------
AXA ULTRA CONSERVATIVE STRATEGY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $  9.99 $ 10.16 $ 10.10 $ 10.09 $ 10.23 $ 10.17
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 65,894   6,602  13,003   2,768     155      12
-----------------------------------------------------------------------------------------------------
AXA/AB DYNAMIC MODERATE GROWTH
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 11.91 $ 12.82 $ 11.50 $ 11.23 $ 11.45 $ 11.07
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  4,466   4,826   4,614   3,867   2,698   1,511
-----------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 28.95 $ 31.85 $ 26.30 $ 23.67 $ 24.70 $ 24.16
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    141     164     180     199     197     200
-----------------------------------------------------------------------------------------------------
AXA/CLEARBRIDGE LARGE CAP GROWTH
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 28.67 $ 29.15 $ 23.52 $ 23.62 $ 23.63 $ 23.06
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    166     204     231     232     240     239
-----------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 13.77 $ 14.57 $ 13.42 $ 12.31 $ 12.87 $ 12.27
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    222     215     218     203     220     179
-----------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 15.03 $ 17.47 $ 15.84 $ 12.86 $ 13.94 $ 13.82
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    238     243     230     227     218     214
-----------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------
   Unit value                                         $ 11.75 $ 13.04 $ 11.49 $ 10.63 $ 11.08 $ 10.64
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    215     244     262     267     261     229
-----------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



------------------------------------------------------------------------------------------
                                                     FOR THE YEAR ENDING DECEMBER 31,
                                                 -----------------------------------------
                                                  2018   2017   2016   2015   2014   2013
------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------
   Unit value                                    $23.97 $24.73 $19.59 $20.74 $22.24 $22.69
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              192    221    239    233    210    212
------------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES GROWTH
------------------------------------------------------------------------------------------
   Unit value                                    $23.46 $24.51 $18.45 $17.50 $15.90 $14.94
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              121    140    141     66     56     63
------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------
   Unit value                                    $11.96 $13.80 $11.53 $11.09 $11.54 $11.57
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              294    321    333    324    307    268
------------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR BOND
------------------------------------------------------------------------------------------
   Unit value                                    $11.46 $11.67 $11.56 $11.38 $11.60 $11.48
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               85    104    111    125    127    135
------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP GROWTH
------------------------------------------------------------------------------------------
   Unit value                                    $ 7.35 $ 7.84 $ 6.39 $ 5.92 $ 6.38 $ 6.64
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              508    552    522    490    421    404
------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP VALUE
------------------------------------------------------------------------------------------
   Unit value                                    $17.06 $19.86 $18.08 $14.63 $17.06 $18.22
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              303    302    306    295    242    215
------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------
   Unit value                                    $25.39 $27.04 $21.84 $20.41 $20.29 $18.60
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               89    103    104    102    102    112
------------------------------------------------------------------------------------------
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------
   Unit value                                    $14.16 $15.96 $14.16 $12.67 $13.15 $12.15
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               84     89     92     88     98     66
------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------
   Unit value                                    $10.66 $10.77 $10.76 $10.75 $10.85 $10.73
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)            2,002  2,087  1,787  1,575  1,432  1,332
------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------
   Unit value                                    $11.40 $11.74 $11.36 $11.44 $12.04 $12.10
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              136    157    161    170    170    176
------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------
   Unit value                                    $10.72 $10.78 $10.88 $10.97 $11.07 $11.05
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              775    833    716    689    717    718
------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK
------------------------------------------------------------------------------------------
   Unit value                                    $18.02 $20.84 $17.90 $15.45 $16.68 $15.52
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              202    232    249    293    280    103
------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------
   Unit value                                    $22.28 $26.68 $22.96 $19.14 $19.85 $17.58
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              182    194    164     88     69     52
------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



----------------------------------------------------------------------------------
                                             FOR THE YEAR ENDING DECEMBER 31,
                                         -----------------------------------------
                                          2018   2017   2016   2015   2014   2013
----------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH
----------------------------------------------------------------------------------
   Unit value                            $ 8.36 $ 9.35 $ 7.17 $ 7.12 $ 7.20 $ 7.68
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      433    439    456    394    337    313
----------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------
   Unit value                            $ 9.52 $ 9.52 $ 9.61 $ 9.73 $ 9.86 $ 9.99
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      768    678    853    522    629    817
----------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------
   Unit value                            $16.25 $19.03 $14.21 $14.40 $14.14 $14.07
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      246    256    270    255    216    177
----------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------
   Unit value                            $ 9.07 $ 9.10 $ 9.05 $ 8.99 $ 9.13 $ 9.26
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       82     99    100    104    105    129
----------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------
   Unit value                            $10.85 $10.99 $10.98 $10.99 $11.11 $10.94
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,269  1,418  1,286  1,194  1,058    934
----------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------
   Unit value                            $14.36 $14.79 $11.23 $11.23 $10.32 $ 9.63
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      591    654    709    659    545    545
----------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------
   Unit value                            $ 3.71 $ 4.35 $ 3.63 $ 3.34 $ 3.43 $ 3.04
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      611    661    653    555    462    351
----------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------
   Unit value                            $24.14 $24.52 $19.05 $18.66 $18.18 $16.65
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      398    376    381    360    287    248
----------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------
   Unit value                            $13.72 $13.96 $13.73 $13.55 $13.72 $13.39
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,668  4,046  3,463  3,235  3,008  2,673
----------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------
   Unit value                            $25.59 $27.52 $22.01 $20.89 $21.49 $20.76
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      469    445    417    428    330    266
----------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------
   Unit value                            $22.57 $26.22 $24.31 $20.68 $22.18 $21.34
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      249    257    276    230    198    169
----------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------
   Unit value                            $33.94 $33.62 $24.48 $22.77 $21.70 $19.36
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      240    255    250    225    195    166
----------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.70%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018.



------------------------------------------------------------------------------------
                                               FOR THE YEAR ENDING DECEMBER 31,
                                           -----------------------------------------
                                            2018   2017   2016   2015   2014   2013
------------------------------------------------------------------------------------
1290 VT EQUITY INCOME
------------------------------------------------------------------------------------
   Unit value                              $ 9.27 $10.68 $ 9.37 $ 8.44 $ 8.73 $ 8.18
------------------------------------------------------------------------------------
   Number of units outstanding (000's)         23     30     34     32     31     21
------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------
   Unit value                              $14.74 $15.68 $13.25 $12.25 $12.41 $11.11
------------------------------------------------------------------------------------
   Number of units outstanding (000's)          2      3      4      4      2      2
------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
------------------------------------------------------------------------------------
   Unit value                              $13.87 $16.08 $14.20 $12.07 $12.67 $11.85
------------------------------------------------------------------------------------
   Number of units outstanding (000's)         54    104     80     74     38     21
------------------------------------------------------------------------------------
AXA 500 MANAGED VOLATILITY
------------------------------------------------------------------------------------
   Unit value                              $15.77 $17.08 $14.39 $13.18 $13.36 $12.07
------------------------------------------------------------------------------------
   Number of units outstanding (000's)         87    101    116     87     48     24
------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
------------------------------------------------------------------------------------
   Unit value                              $13.64 $15.75 $14.07 $11.88 $12.73 $12.45
------------------------------------------------------------------------------------
   Number of units outstanding (000's)         56     43     43     39     30     11
------------------------------------------------------------------------------------
AXA BALANCED STRATEGY
------------------------------------------------------------------------------------
   Unit value                              $14.78 $15.69 $14.53 $13.94 $14.28 $13.91
------------------------------------------------------------------------------------
   Number of units outstanding (000's)        673    958  1,077  1,120    890    564
------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------
   Unit value                              $13.77 $14.48 $13.64 $13.22 $13.51 $13.24
------------------------------------------------------------------------------------
   Number of units outstanding (000's)        320    498    573    587    503    399
------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------
   Unit value                              $11.62 $11.99 $11.69 $11.57 $11.79 $11.69
------------------------------------------------------------------------------------
   Number of units outstanding (000's)        184    355    326    222    359    132
------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------
   Unit value                              $21.46 $24.86 $20.06 $19.53 $20.22 $20.22
------------------------------------------------------------------------------------
   Number of units outstanding (000's)         12     17     21     24     21     13
------------------------------------------------------------------------------------
AXA GROWTH STRATEGY
------------------------------------------------------------------------------------
   Unit value                              $17.33 $18.77 $16.79 $15.80 $16.23 $15.64
------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,169  2,606  2,757  2,648  2,009  1,148
------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
------------------------------------------------------------------------------------
   Unit value                              $11.85 $14.17 $11.41 $11.58 $12.32 $13.37
------------------------------------------------------------------------------------
   Number of units outstanding (000's)         27     32     48     44     43     18
------------------------------------------------------------------------------------
AXA INTERNATIONAL MANAGED VOLATILITY
------------------------------------------------------------------------------------
   Unit value                              $10.27 $12.21 $10.00 $10.18 $10.62 $11.54
------------------------------------------------------------------------------------
   Number of units outstanding (000's)         96    116    130    126     97     58
------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
------------------------------------------------------------------------------------
   Unit value                              $15.99 $17.39 $14.50 $13.43 $13.62 $12.41
------------------------------------------------------------------------------------
   Number of units outstanding (000's)         42     47     55     46     33      8
------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



------------------------------------------------------------------------------------------------
                                                           FOR THE YEAR ENDING DECEMBER 31,
                                                      ------------------------------------------
                                                       2018    2017   2016   2015   2014   2013
------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
------------------------------------------------------------------------------------------------
   Unit value                                         $ 29.67 $31.11 $24.49 $23.61 $23.09 $21.14
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     34     45     56     61     78     34
------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------
   Unit value                                         $ 19.28 $21.78 $19.46 $17.16 $18.19 $16.49
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     35     57     68     70     67     16
------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------
   Unit value                                         $ 23.93 $28.08 $25.43 $21.99 $23.19 $21.28
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     14     31     34     33     25     14
------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------
   Unit value                                         $ 16.32 $17.50 $15.92 $15.13 $15.51 $15.03
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                  1,994  2,464  2,589  2,615  2,048  1,137
------------------------------------------------------------------------------------------------
AXA ULTRA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------
   Unit value                                         $  9.70 $ 9.91 $ 9.89 $ 9.92 $10.09 $10.07
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 26,789  3,782  8,144  1,060     61     --
------------------------------------------------------------------------------------------------
AXA/AB DYNAMIC MODERATE GROWTH
------------------------------------------------------------------------------------------------
   Unit value                                         $ 11.63 $12.57 $11.32 $11.10 $11.36 $11.03
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    564    783    870    960    714    334
------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------
   Unit value                                         $ 33.87 $37.41 $31.02 $28.03 $29.37 $28.85
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     11     18     19     21     26     13
------------------------------------------------------------------------------------------------
AXA/CLEARBRIDGE LARGE CAP GROWTH
------------------------------------------------------------------------------------------------
   Unit value                                         $ 19.59 $20.00 $16.20 $16.33 $16.41 $16.08
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     12     20     32     36     44     29
------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
------------------------------------------------------------------------------------------------
   Unit value                                         $ 13.09 $13.92 $12.87 $11.86 $12.44 $11.91
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      6      8     10     11     12     10
------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------
   Unit value                                         $ 14.30 $16.69 $15.19 $12.38 $13.47 $13.42
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     25     48     50     50     59     34
------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------
   Unit value                                         $ 11.21 $12.49 $11.05 $10.27 $10.74 $10.36
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      9     15     16     17     17      1
------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------
   Unit value                                         $ 22.68 $23.49 $18.68 $19.87 $21.38 $21.91
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     17     25     31     29     36     14
------------------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES GROWTH
------------------------------------------------------------------------------------------------
   Unit value                                         $ 22.78 $23.89 $18.06 $17.20 $15.69 $14.80
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      8     10     15      6      1     --
------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



------------------------------------------------------------------------------------------
                                                     FOR THE YEAR ENDING DECEMBER 31,
                                                 -----------------------------------------
                                                  2018   2017   2016   2015   2014   2013
------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------
   Unit value                                    $11.37 $13.18 $11.06 $10.68 $11.16 $11.23
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               26     30     35     37     27     18
------------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR BOND
------------------------------------------------------------------------------------------
   Unit value                                    $26.55 $27.15 $27.01 $26.70 $27.33 $27.16
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                1      2      3      3      7      5
------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP GROWTH
------------------------------------------------------------------------------------------
   Unit value                                    $11.76 $12.59 $10.30 $ 9.58 $10.38 $10.84
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               36     39     53     53     31     22
------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP VALUE
------------------------------------------------------------------------------------------
   Unit value                                    $20.72 $24.23 $22.15 $17.99 $21.07 $22.59
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              218     61    365    532     52     78
------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------
   Unit value                                    $22.68 $24.25 $19.66 $18.45 $18.41 $16.95
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               15     25     38     35     27     25
------------------------------------------------------------------------------------------
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------
   Unit value                                    $13.47 $15.24 $13.58 $12.20 $12.72 $11.79
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               30     30     35     26     17      6
------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------
   Unit value                                    $13.00 $13.20 $13.23 $13.27 $13.45 $13.36
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              140    218    187    166    169    127
------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------
   Unit value                                    $10.80 $11.17 $10.86 $10.97 $11.60 $11.70
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                7     11     11     11      9      5
------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------
   Unit value                                    $17.82 $17.98 $18.23 $18.46 $18.70 $18.74
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               24     33     31     32     27     17
------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK
------------------------------------------------------------------------------------------
   Unit value                                    $17.05 $19.80 $17.07 $14.79 $16.04 $14.99
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               23     48     40     49     53      9
------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------
   Unit value                                    $22.57 $27.15 $23.46 $19.64 $20.44 $18.18
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               24     28     27     20     13      5
------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------
   Unit value                                    $17.81 $20.00 $15.40 $15.37 $15.60 $16.71
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               25     32     37     31     31     21
------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------
   Unit value                                    $23.77 $23.88 $24.20 $24.61 $25.04 $25.47
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)               58     82     97     90     76     35
------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



-----------------------------------------------------------------------------------
                                              FOR THE YEAR ENDING DECEMBER 31,
                                         ------------------------------------------
                                          2018   2017    2016   2015   2014   2013
-----------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
-----------------------------------------------------------------------------------
   Unit value                            $15.46 $ 18.17 $13.63 $13.86 $13.67 $13.66
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       32      35     54     61     59     48
-----------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
-----------------------------------------------------------------------------------
   Unit value                            $ 9.83 $  9.91 $ 9.89 $ 9.86 $10.06 $10.25
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)        9      11     10      7      9      8
-----------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
-----------------------------------------------------------------------------------
   Unit value                            $15.06 $ 15.31 $15.36 $15.44 $15.67 $15.49
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)      158     107    117    125     93     68
-----------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------------------------------------------------------------
   Unit value                            $33.17 $ 34.30 $26.16 $26.26 $24.23 $22.69
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       22      28     42     38     23     12
-----------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
-----------------------------------------------------------------------------------
   Unit value                            $ 8.71 $ 10.24 $ 8.59 $ 7.93 $ 8.18 $ 7.27
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       50      58     76     67     29      1
-----------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------
   Unit value                            $98.23 $100.15 $78.16 $76.86 $75.19 $69.12
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       16      13     15     15     10      4
-----------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
-----------------------------------------------------------------------------------
   Unit value                            $13.73 $ 14.03 $13.85 $13.73 $13.95 $13.68
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)      416     515    547    663    482    508
-----------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
-----------------------------------------------------------------------------------
   Unit value                            $19.47 $ 21.03 $16.89 $16.09 $16.62 $16.12
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)      510     124    130    135     88     41
-----------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
-----------------------------------------------------------------------------------
   Unit value                            $19.61 $ 22.87 $21.29 $18.18 $19.59 $18.91
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       53      71    378     68     63     41
-----------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
-----------------------------------------------------------------------------------
   Unit value                            $27.09 $ 26.94 $19.70 $18.39 $17.60 $15.77
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       45      54     64     56     32     16
-----------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Examples of automatic payment plans

--------------------------------------------------------------------------------

The following examples illustrate the amount of the automatic withdrawals that would be taken under the various payment plans described in "Automatic payment plans" under "Accessing your money" earlier in this Prospectus. The examples assume a $100,000 allocation to the investment options with assumed investment performance of 0%. The examples show how the different automatic payment plans can be used without reducing your Roll-up benefit base. The examples also show the effect of withdrawals on the Highest Anniversary Value benefit base used to calculate the Roll-up benefit base. Also, the examples are based on the Roll-up rate shown below and assume that the Roll-up benefit base does not reset.

MAXIMUM PAYMENT

FULL ANNUAL WITHDRAWAL AMOUNT PAYMENT

Under this payment plan, you will receive the Annual withdrawal amount as scheduled payments. In this example, the "Withdrawal" column reflects the Annual withdrawal amount for the years shown. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by the "Roll-up rate." In contract year 4, the "Beginning of year Roll-up benefit base" is calculated by multiplying the "Beginning of year Roll-up benefit base" from year 3 by the "Roll-up rate" and subtracting from that total the year 3 "Withdrawal" amount.

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0             0.00%                 $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0             0.00%                 $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $5,513             5.00%                 $ 94,488
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $110,250/(c)/       $5,513             5.00%                 $ 88,975
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $110,250 = $110,250 x (1+0.05) - $5,513

CUSTOMIZED PAYMENT PLANS

FIXED PERCENTAGE OF 4%

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on a withdrawal percentage that is fixed at 4.0%. In this example, amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by 4.0%.

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $4,410           4.00%/(c)/              $ 95,590
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $111,353/(d)/       $4,454           4.00%/(c)/              $ 91,136
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)In contract years 3 and 4, the contract owner received withdrawal amounts of 4.0% even though the Annual Roll-up rate was greater.
(d)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $111,353 = $110,250 x (1+0.05) - $4,410

FIXED DOLLAR OF $5,000

Under this payment plan, you will receive a withdrawal amount that is based on a fixed dollar amount. The fixed dollar amount may not exceed the Annual withdrawal amount in any contract year. In this example, the contract owner has elected to receive withdrawals of $5,000. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by the "Percent of Roll-up benefit base withdrawn."

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $5,000           4.54%/(c)/              $ 95,000
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $110,763/(d)/       $5,000           4.51%/(c)/              $ 90,000
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)In contract years 3 and 4, the contract owner received withdrawal amounts less than 5.0% even though the Annual Roll-up rate was 5%.
(d)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $110,763 = $110,250 x (1+0.05) - $5,000

               APPENDIX II: EXAMPLES OF AUTOMATIC PAYMENT PLANS

Appendix III: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Only one additional transfer contribution may be made per contract year. The maximum aggregate contributions for any contract year is 100% of first-year contributions.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to a guaranteed benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.

While the contract is owned by the plan trust, all payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit, prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions ("RMDs") must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether RMDs the plan administrator must take under QP contracts would cause withdrawals in excess of the GMIB Roll-up benefit base (5% or 4%, as applicable);

..   that provisions in the Treasury Regulations on RMDs require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating RMDs. This could increase the amounts required to be distributed; and

..   that if the GMIB is automatically exercised as a result of either the no lapse guarantee, or requested due to a fee increase, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

                                     III-1

            APPENDIX III: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix IV: Guaranteed benefit base examples

--------------------------------------------------------------------------------

The following illustrates the Guaranteed benefit base calculations. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), with no additional contributions, the Guaranteed benefit base(s) for an owner age 65 would be calculated as follows:


                                                                         HIGHEST
                                                           RETURN OF   ANNIVERSARY       HIGHEST
                                                           PRINCIPAL      VALUE        ANNIVERSARY
                ASSUMED                                      DEATH     BENEFIT BASE       VALUE
END OF CONTRACT   NET                ACCOUNT                BENEFIT      (WITHOUT      BENEFIT BASE       ROLL-UP
     YEAR       RETURN  ROLL-UP RATE  VALUE   WITHDRAWAL     BASE         GMIB)        (WITH GMIB)      BENEFIT BASE
------------------------------------------------------------------------------------------------------------------------
       1           3%        5%      $103,000   $    0   $100,000/(1)/   $103,000/(3)/   $103,000/(3)/   $105,000
------------------------------------------------------------------------------------------------------------------------
       2           9%        5%      $112,270   $    0   $100,000/(1)/   $112,270/(3)/   $112,270/(3)/   $112,270/(8)/
------------------------------------------------------------------------------------------------------------------------
       3         (2)%        5%      $110,025   $    0   $100,000/(1)/   $112,270/(4)/   $112,270/(4)/   $117,884
------------------------------------------------------------------------------------------------------------------------

Alternative #1: Client withdraws annual withdrawal amount
       4           2%        5%      $106,332   $5,894   $ 94,748/(2)/   $106,374/(5)/   $106,376/(6)/   $117,884/(9)/
------------------------------------------------------------------------------------------------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,894

Alternative #2: Client withdraws an amount in excess of the annual withdrawal amount
       4           2%        5%      $104,226   $8,000   $ 92,872/(2)/   $104,267/(5)/   $104,380/(7)/   $115,672/(10)/
------------------------------------------------------------------------------------------------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,784





END OF CONTRACT  "GREATER OF"
     YEAR            GMDB
--------------------------------
       1          $105,000/(11)/
--------------------------------
       2          $112,270/(12)/
--------------------------------
       3          $117,884/(11)/
--------------------------------

Alternative #1: Client withdraws annual withdrawal amount
       4          $117,884/(11)/
--------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,894

Alternative #2: Client withdraws an amount in excess of the annual withdrawal amount
       4          $115,672/(11)/
--------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,784

The account values for contract years 1 through 4 are based on hypothetical rates of return of 3.0%, 9.0%, (2.0)%, and 2.0%. We are using these rates solely to illustrate how the benefit is calculated. The rates of return bear no relationship to past or future investment results. Please note that the Excess withdrawal in the example below does not represent a RMD payment made through our automatic RMD service. For more information on RMD payments through our automatic RMD service, please see "Lifetime required minimum distribution withdrawals" in "Accessing your money" earlier in this Prospectus.

ACCOUNT VALUE

For example, at the end of contract year 4, the account value is calculated as:
$110,025 x (1+2.0%) = $112,226; $112,226 - $5,894 = $106,332.

GUARANTEED MINIMUM DEATH BENEFIT

RETURN OF PRINCIPAL BENEFIT BASE

(1)At the end of contract years 1 through 3, the Return of Principal death benefit base is equal to the initial contribution, $100,000.

(2)At the end of contract year 4, the Return of Principal death benefit base is reduced by the withdrawal on a pro-rata basis. For example, under Alternative #1, the withdrawal amount of $5,894 equals 5.252% of the account value ($5,894 / $112,226 = 5.252%), and the benefit base would be reduced by 5.252%; $100,000 x (1 - 5.252%) = $94,748.

HIGHEST ANNIVERSARY VALUE BENEFIT BASE

(3)At the end of contract years 1 and 2, the Highest Anniversary Value benefit base is equal to the current account value. For example, at the end of contract year 2, Highest Anniversary Value benefit base equals the account value of $112,270.

(4)At the end of contract year 3, the Highest Anniversary Value benefit base is equal to the Highest Anniversary Value benefit base at the end of the prior year since it is higher than the current account value.
   For example, at the end of contract year 3, Highest Anniversary Value benefit base equals the Highest Anniversary Value benefit base at the end of year 2 of $112,270.

(5)At the end of contract year 4, the Highest Anniversary Value benefit is reduced by the withdrawal on a pro-rata basis if GMIB is not elected. Under Alternative #1, the withdrawal amount of $5,894 equals 5.252% of the account value ($5,894 / $112,226 = 5.252%), and the Highest Anniversary Value benefit base would be reduced by 5.252%; $112,270 x (1 - 5.252%) = $106,374.
   Under Alternative #2, the withdrawal amount of $8,000 equals 7.128% of the account value ($8,000 / $112,226 = 7.128%), and the Highest Anniversary Value benefit base would be reduced by 7.128%; $112,270 x (1 - 7.128%) = $104,267.

                 APPENDIX IV: GUARANTEED BENEFIT BASE EXAMPLES

(6)Under Alternative #1, at the end of contract year 4, the Highest Anniversary Value benefit base is reduced by the withdrawal on a dollar-for-dollar basis if GMIB is elected. Highest Anniversary Value benefit base is equal to the greater of the account value after withdrawal $106,332, and $106,376 [= $112,270 (the Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,894 (Withdrawal amount)]

(7)Under Alternative #2, at the end of contract year 4, the Highest Anniversary Value benefit base is first reduced by the Annual withdrawal amount if GMIB is elected: ($112,270 - $5,894 = $106,376). Then it is further reduced on a pro-rata basis by the withdrawal in excess of the Annual withdrawal amount. The withdrawal in excess of the Annual withdrawal amount is 1.877% of the account value [($8,000 - $5,894) / $112,226 = 1.877%] and the benefit base would be reduced by 1.877%: $106,376 (Highest Anniversary Value benefit base after the Annual withdrawal amount) - $1,996 (1.877% x $106,376) = $104,380.

ROLL-UP BENEFIT BASE (FOR GMIB AND "GREATER OF" GMDB)

In the example, the first withdrawal is made in contract year 4. The Deferral Roll-up rate is applied in year 1 through 3 before the first withdrawal. In contract year 4, the Annual Roll-up rate is applied. Both the Deferral Roll-up rate and the Annual Roll-up rate are 5%. At the end of contract year 1, the Roll-up benefit base is equal to the initial contribution plus the Deferral Roll-up amount. At the end of contract years 2 through 3, the Roll-up benefit base is equal to the account value, if higher than the previous year's Roll-up benefit base plus the Deferral Roll-up amount. At the end of contract year 4, the Roll-up benefit base is equal to the previous year's Roll-up benefit base plus the Annual Roll-up amount.

For example, at the end of contract year 2, Roll-up benefit base = $110,250 [= $105,000 (the Roll-up benefit base as of the last contract date anniversary) + $105,000 x 5.00% (the Deferral Roll-up amount)]

(8)At the end of contract year 2, the Roll-up benefit base is reset to the current account value. At the end of contract year 2, the Roll-up benefit base equals Account Value of $112,270.

(9)Under Alternative #1, at the end of contract year 4, the Roll-up benefit base is equal to $117,884 (the Roll-up benefit base as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit base neither decreases nor increases.

(10)Under Alternative #2, at the end of contract year 4, the Roll-up benefit base is reduced on a pro-rata basis by the withdrawal amount in excess of the Annual withdrawal amount. The withdrawal in excess of the Annual withdrawal amount is 1.877% of the account value [($8,000 - $5,894) / $112,226 =1.877%] and the benefit base would be reduced by 1.877%: $117,884 (the Roll-up benefit bases as of the last contract date anniversary) - $2,212 (1.877% x $117,884) = $115,672. The Annual withdrawal amount $5,894 does not reduce your Roll-up benefit base.

"GREATER OF" GMDB BENEFIT BASE

The "Greater of" GMDB benefit base is the greater of (i) the Roll-up benefit base and (ii) the Highest Anniversary Value benefit base.

(11)At the end of contract years 1 and 3 through 4, the "Greater of" GMDB benefit base is based on the Roll-up benefit base. For example, at the end of contract year 3, the "Greater of" GMDB benefit base equals the Roll-up benefit base of $117,884.

(12)At the end of contract year 2, the "Greater of" GMDB benefit base is based on the Highest Anniversary Value benefit base. For example, at the end of contract year 2, the "Greater of" GMDB benefit base equals the Highest Anniversary Value benefit base of $112,270.

                 APPENDIX IV: GUARANTEED BENEFIT BASE EXAMPLES

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II, the Earnings enhancement benefit and the GMIB, including the conversion to the GWBL on the contract date anniversary following age 85, under certain hypothetical circumstances for Series B, Series CP(R) and Series L contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.34)% and 3.66% for Series B contracts; (2.69)% and 3.31% for Series CP contracts; (2.74)% and 3.26% for Series L contracts at the 0% and 6% gross annual rates, respectively.


These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the "Greater of" GMDB, the Earnings enhancement benefit, the GMIB and GWBL features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II charge, the Earnings enhancement benefit charge, the GMIB II charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual GMIB" for ages 85 and under reflect the lifetime income that would be guaranteed if the GMIB II is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual GMIB" columns indicates that the contract has terminated due to insufficient account value. However, the GMIB II has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the GWBL, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 85 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.51%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.28% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect the fees and expenses for the ATP Portfolio, which is not available for direct allocations. These rates also do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these expense limitation arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES B
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------
                                                                 TOTAL DEATH BENEFIT  LIFETIME ANNUAL
    CONTRACT                                                      WITH EARNINGS            GMIB:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME
------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%        0%        6%          0%       6%
------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000   100,000   100,000     N/A         N/A
------------------------------------------------------------------------------------------------------
61      1     94,588 100,567 87,588  93,567 105,000    105,000   107,000   107,000     N/A         N/A
------------------------------------------------------------------------------------------------------
62      2     89,185 101,017 82,185  94,017 110,250    110,250   114,350   114,350     N/A         N/A
------------------------------------------------------------------------------------------------------
63      3     83,783 101,337 77,783  95,337 115,763    115,763   122,068   122,068     N/A         N/A
------------------------------------------------------------------------------------------------------
64      4     78,376 101,518 72,376  95,518 121,551    121,551   130,171   130,171     N/A         N/A
------------------------------------------------------------------------------------------------------
65      5     72,956 101,547 67,956  96,547 127,628    127,628   138,679   138,679     N/A         N/A
------------------------------------------------------------------------------------------------------
66      6     67,515 101,411 64,515  98,411 134,010    134,010   147,613   147,613     N/A         N/A
------------------------------------------------------------------------------------------------------
67      7     62,046 101,097 61,046 100,097 140,710    140,710   156,994   156,994     N/A         N/A
------------------------------------------------------------------------------------------------------
68      8     56,541 100,589 56,541 100,589 147,746    147,746   166,844   166,844     N/A         N/A
------------------------------------------------------------------------------------------------------
69      9     50,991  99,872 50,991  99,872 155,133    155,133   177,186   177,186     N/A         N/A
------------------------------------------------------------------------------------------------------
70     10     45,358  98,930 45,358  98,930 162,889    162,889   188,045   188,045   5,903       5,903
------------------------------------------------------------------------------------------------------
75     15     16,101  90,187 16,101  90,187 207,893    207,893   251,050   251,050   8,498       8,498
------------------------------------------------------------------------------------------------------
80     20          0  72,676      0  72,676       0    265,330         0   331,462      NA/(2)/ 12,408
------------------------------------------------------------------------------------------------------
85     25          0  42,857      0  42,857       0    338,635         0   404,767      NA/(2)/ 18,403
------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


-------------------------------------------------------------------------------------------------------------------
                                                              TOTAL DEATH BENEFIT
     CONTRACT                                                 WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
-------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%         6%         0%         6%        0%     6%     0%        6%
-------------------------------------------------------------------------------------------------------------------
85      25    0     42,857   0   42,857 0        338,635      0        404,767     0    338,635  0       16,932
-------------------------------------------------------------------------------------------------------------------
90      30    0      3,310   0    3,310 0        338,635      0        404,767     0    338,635  0       16,932
-------------------------------------------------------------------------------------------------------------------
95      35    0          0   0        0 0              0      0              0     0    338,635  0       16,932
-------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. Hypothetical Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating both Guaranteed Income and Hypothetical Income. Based on the assumption of either 0% or 6% returns, the income produced in this example for both Guaranteed Income and Hypothetical Income is equal.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES CP
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------
                                                                TOTAL DEATH BENEFIT  LIFETIME ANNUAL
    CONTRACT                                                     WITH EARNINGS            GMIB:
AGE   YEAR    ACCOUNT VALUE   CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME
-----------------------------------------------------------------------------------------------------
               0%      6%      0%     6%     0%         6%        0%        6%          0%       6%
-----------------------------------------------------------------------------------------------------
60      0    103,000 103,000 95,000 95,000 100,000    100,000   100,000   100,000     N/A         N/A
-----------------------------------------------------------------------------------------------------
61      1     97,148 103,307 89,148 95,307 105,000    105,000   107,000   107,000     N/A         N/A
-----------------------------------------------------------------------------------------------------
62      2     91,338 103,486 83,338 95,486 110,250    110,250   114,350   114,350     N/A         N/A
-----------------------------------------------------------------------------------------------------
63      3     85,560 103,528 78,560 96,528 115,763    115,763   122,068   122,068     N/A         N/A
-----------------------------------------------------------------------------------------------------
64      4     79,807 103,420 73,807 97,420 121,551    121,551   130,171   130,171     N/A         N/A
-----------------------------------------------------------------------------------------------------
65      5     74,070 103,151 69,070 98,151 127,628    127,628   138,679   138,679     N/A         N/A
-----------------------------------------------------------------------------------------------------
66      6     68,341 102,708 64,341 98,708 134,010    134,010   147,613   147,613     N/A         N/A
-----------------------------------------------------------------------------------------------------
67      7     62,611 102,078 59,611 99,078 140,710    140,710   156,994   156,994     N/A         N/A
-----------------------------------------------------------------------------------------------------
68      8     56,872 101,246 54,872 99,246 147,746    147,746   166,844   166,844     N/A         N/A
-----------------------------------------------------------------------------------------------------
69      9     51,115 100,198 50,115 99,198 155,133    155,133   177,186   177,186     N/A         N/A
-----------------------------------------------------------------------------------------------------
70     10     45,301  98,917 45,301 98,917 162,889    162,889   188,045   188,045   5,903       5,903
-----------------------------------------------------------------------------------------------------
75     15     15,503  88,394 15,503 88,394 207,893    207,893   251,050   251,050   8,498       8,498
-----------------------------------------------------------------------------------------------------
80     20          0  69,046      0 69,046       0    265,330         0   331,462      NA/(2)/ 12,408
-----------------------------------------------------------------------------------------------------
85     25          0  37,477      0 37,477       0    338,635         0   404,767      NA/(2)/ 18,403
-----------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL DEATH BENEFIT
     CONTRACT                                                 WITH THE EARNINGS                       GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT  GWBL BENEFIT BASE  WITHDRAWAL AMOUNT
------------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%         6%         0%         6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------
85      25    0     37,477   0   37,477 0        338,635      0        404,767     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------
90      30    0          0   0        0 0              0      0              0     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. Hypothetical Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating both Guaranteed Income and Hypothetical Income. Based on the assumption of either 0% or 6% returns, the income produced in this example for both Guaranteed Income and Hypothetical Income is equal.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES L
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------
                                                                TOTAL DEATH BENEFIT  LIFETIME ANNUAL
    CONTRACT                                                     WITH EARNINGS            GMIB:
AGE   YEAR    ACCOUNT VALUE   CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME
-----------------------------------------------------------------------------------------------------
               0%      6%      0%     6%     0%         6%        0%        6%          0%       6%
-----------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000 92,000 100,000    100,000   100,000   100,000     N/A         N/A
-----------------------------------------------------------------------------------------------------
61      1     94,190 100,169 86,190 92,169 105,000    105,000   107,000   107,000     N/A         N/A
-----------------------------------------------------------------------------------------------------
62      2     88,422 100,206 81,422 93,206 110,250    110,250   114,350   114,350     N/A         N/A
-----------------------------------------------------------------------------------------------------
63      3     82,688 100,100 76,688 94,100 115,763    115,763   122,068   122,068     N/A         N/A
-----------------------------------------------------------------------------------------------------
64      4     76,981  99,841 71,981 94,841 121,551    121,551   130,171   130,171     N/A         N/A
-----------------------------------------------------------------------------------------------------
65      5     71,291  99,417 71,291 99,417 127,628    127,628   138,679   138,679     N/A         N/A
-----------------------------------------------------------------------------------------------------
66      6     65,611  98,815 65,611 98,815 134,010    134,010   147,613   147,613     N/A         N/A
-----------------------------------------------------------------------------------------------------
67      7     59,931  98,020 59,931 98,020 140,710    140,710   156,994   156,994     N/A         N/A
-----------------------------------------------------------------------------------------------------
68      8     54,244  97,020 54,244 97,020 147,746    147,746   166,844   166,844     N/A         N/A
-----------------------------------------------------------------------------------------------------
69      9     48,539  95,799 48,539 95,799 155,133    155,133   177,186   177,186     N/A         N/A
-----------------------------------------------------------------------------------------------------
70     10     42,779  94,341 42,779 94,341 162,889    162,889   188,045   188,045   5,903       5,903
-----------------------------------------------------------------------------------------------------
75     15     13,268  82,864 13,268 82,864 207,893    207,893   251,050   251,050   8,498       8,498
-----------------------------------------------------------------------------------------------------
80     20          0  62,450      0 62,450       0    265,330         0   331,462      NA/(2)/ 12,408
-----------------------------------------------------------------------------------------------------
85     25          0  29,685      0 29,685       0    338,635         0   404,767      NA/(2)/ 18,403
-----------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL DEATH BENEFIT
     CONTRACT                                                 WITH THE EARNINGS                       GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT  GWBL BENEFIT BASE  WITHDRAWAL AMOUNT
------------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%         6%         0%         6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------
85      25    0     29,685   0   29,685 0        338,635      0        404,767     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------
90      30    0          0   0        0 0              0      0              0     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. Hypothetical Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating both Guaranteed Income and Hypothetical Income. Based on the assumption of either 0% or 6% returns, the income produced in this example for both Guaranteed Income and Hypothetical Income is equal.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000           100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000           104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000             4,000             4,000
    EARNINGS: death benefit
    less net contributions (prior to
    the withdrawal in D).
    B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0               3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0                 0               2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS
    GREATER OF D MINUS C OR ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000           100,000           98,000
    the withdrawal in D)
    A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000/(2)/      98,000/(2)/
    withdrawal in D)
    B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000             1,000               0
    CONTRIBUTIONS
    G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%               40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT            1,600              400                0
    H TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600           101,400           98,000
    Earnings enhancement benefit
    G PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.
(2)Assumes no earnings on the contract; and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

               APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: Rules regarding contributions to your contract

--------------------------------------------------------------------------------

             THE FOLLOWING TABLES DESCRIBES THE RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT. THE MINIMUM
                       INITIAL CONTRIBUTION AMOUNT FOR ALL CONTRACT SERIES AND TYPES IS $25,000.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (SERIES B & SERIES L)
                     .   0-70 (SERIES CP(R))
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS        .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 TRADITIONAL IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (SERIES B & SERIES L)
                     .   20-70 (SERIES CP(R))
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.
                     .   Rollovers from another traditional individual retirement arrangement.
                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                     .   Regular IRA contributions.
                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/   .   Contributions made after age 70 1/2 must be net of required minimum distributions.
                     .   Although we accept regular IRA contributions (limited to $6,000) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix IX earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

                                     VII-1

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                         ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (SERIES B & SERIES L)
                          .   20-70 (SERIES CP(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.
                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct custodian-to-custodian transfers from another Roth IRA.
                          .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.
                          .   Although we accept Roth IRA contributions (limited to $6,000) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (SERIES B & SERIES L)
                          .   Not Available for Series CP(R)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Any additional contributions must be from the same type of IRA of the same deceased owner.
                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                            QP
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-75 (SERIES B & SERIES L)
                          .   20-70 (SERIES CP(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $500
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Only transfer contributions from other investments within an existing qualified plan trust.
                          .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.
                          .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
------------------------------------------------------------------------------------------------------------------------------

                                     VII-2

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                             QP
--------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON             .   A separate QP contract must be established for each plan participant, even defined benefit plan
CONTRIBUTIONS/(1)/             participants.
                           .   We do not accept regular on-going payroll contributions or contributions directly from the employer.
                           .   Only one additional transfer contribution may be made during a contract year.
                           .   No additional transfer contributions after the annuitant's attainment of age 75 or if later, the first contract date anniversary.
                           .   The maximum contribution age for QP contracts without the "Greater of" Guaranteed minimum death benefit will be set for the life of the contract at a date equal to age 75 (or if later, the first contract date anniversary) of the older of the original Owner(s) and Annuitant(s). (Age
                               70 for Series CP.)
                           .   The maximum contribution age for QP contracts with GMIB and the "Greater of" Guaranteed minimum death benefit will be set for the life of the contract at a date equal to age 70 (or if later, the first contract date anniver- sary) of the older of the original Owner(s) and Annuitant(s).
                           .   Contributions after age 70 1/2 must be net of any required minimum distributions.
                           .   Maximum aggregate contributions for any contract year is 100% of first-year contributions.
See Appendix III earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix IX earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

                                     VII-3

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Appendix VIII: Formula for asset transfer program for guaranteed benefits

--------------------------------------------------------------------------------


As explained in the "Guaranteed minimum income benefit ("GMIB")" section in this Prospectus, if the GMIB, "Greater of" GMDB or GWBL is in effect, your contract will be subject to predetermined mathematical formulas that require transfers between the variable investment options which you have selected and the ATP Portfolio. This Appendix provides additional information regarding the formulas.

The formulas are set when we issue your contract and do not change while the GMIB, "Greater of" GMDB or GWBL is in effect. On each valuation day, the formulas determine whether a transfer into or out of the ATP Portfolio is required. For purposes of these calculations, amounts in the guaranteed interest option and amounts in a Special DCA program are excluded from amounts that are transferred into the ATP Portfolio.


First, the following ATP formula is used to calculate a contract ratio:

   Contract Ratio = 1 - (AV / BB)
   WHERE:
   AV = account value on the valuation day (off-cycle valuations use the account value as of the previous business day).
   BB = Roll-up benefit base on the valuation day.

Please see the "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" section in this Prospectus for more information on the Roll-up benefit base.


The contract ratio is then compared to predetermined "transfer points" to determine what portion of account value needs to be held in the ATP Portfolio. For your GMIB, there is a minimum and maximum transfer point, which are determined according to the following table.


   --------------------------------------------------------------------------
   CONTRACT DATE ANNIVERSARY  MINIMUM TRANSFER POINT  MAXIMUM TRANSFER POINT
   --------------------------------------------------------------------------
          ISSUE DATE                   10%                     20%
   --------------------------------------------------------------------------
             1ST                       12%                     22%
   --------------------------------------------------------------------------
             2ND                       14%                     24%
   --------------------------------------------------------------------------
             3RD                       16%                     26%
   --------------------------------------------------------------------------
             4TH                       18%                     28%
   --------------------------------------------------------------------------
             5TH                       20%                     30%
   --------------------------------------------------------------------------
             6TH                       22%                     32%
   --------------------------------------------------------------------------
             7TH                       24%                     34%
   --------------------------------------------------------------------------
             8TH                       26%                     36%
   --------------------------------------------------------------------------
             9TH                       28%                     38%
   --------------------------------------------------------------------------
             10TH                      30%                     40%
   --------------------------------------------------------------------------
             11TH                      32%                     42%
   --------------------------------------------------------------------------
             12TH                      34%                     44%
   --------------------------------------------------------------------------
             13TH                      36%                     46%
   --------------------------------------------------------------------------
             14TH                      38%                     48%
   --------------------------------------------------------------------------
             15TH                      40%                     50%
   --------------------------------------------------------------------------
             16TH                      42%                     52%
   --------------------------------------------------------------------------
             17TH                      44%                     54%
   --------------------------------------------------------------------------
             18TH                      46%                     56%
   --------------------------------------------------------------------------
             19TH                      48%                     58%
   --------------------------------------------------------------------------
       20TH (AND LATER)                50%                     60%
   --------------------------------------------------------------------------

The minimum and maximum transfer points are interpolated between the beginning of contract year value and end of contract year value during the course of the year. For example, during the first contract year, the minimum transfer point moves from 10% on the first day of the first contract year to 12% on the first day on the second contract year. The maximum transfer point moves similarly during the first contract year from 20% on the first day of the first contract year to 22% on the first day on the second contract year. The ranges for the first and second contract year are shown in the charts below to illustrate the interpolation of transfer points between the beginning of a contract year and the end of a contract year.

                                    VIII-1

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

-----------------------------------------------------------------------------
FIRST CONTRACT YEAR RANGE:
-----------------------------------------------------------------------------
                                                                  MAY 14
                               MAY 15                         FIRST CONTRACT
                                ISSUE                              DATE
                                DATE     AUG 15 NOV 15 FEB 15   ANNIVERSARY
-----------------------------------------------------------------------------
  MinimumTransfer Point          10%      10.5%   11%   11.5%       12%
-----------------------------------------------------------------------------
  MaximumTransfer Point          20%      20.5%   21%   21.5%       22%
-----------------------------------------------------------------------------
SECOND CONTRACT YEAR RANGE:
-----------------------------------------------------------------------------
                               MAY 14
                                FIRST                             MAY 14
                              CONTRACT                        SECOND CONTRACT
                                DATE                               DATE
                             ANNIVERSARY AUG 15 NOV 15 FEB 15   ANNIVERSARY
-----------------------------------------------------------------------------
  MinimumTransfer Point          12%      12.5%   13%   13.5%       14%
-----------------------------------------------------------------------------
  MaximumTransfer Point          22%      22.5%   23%   23.5%       24%
-----------------------------------------------------------------------------

On each valuation day, the portion of account value to be held in the ATP Portfolio is determined by comparing the contract ratio to the transfer points. If the contract ratio is equal to or less than the minimum transfer point, all of the account value in the ATP Portfolio, if any, will be transferred to the variable investment options selected by you. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the ATP Portfolio depending on the account value already in the ATP Portfolio, the guaranteed interest option and a Special DCA program. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of the account value that is invested in the variable investment options selected by you, excluding amounts invested in the guaranteed interest option and a Special DCA program, will be transferred into the ATP Portfolio.

A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the ATP Portfolio. For example, the transfer amount formula seeks to reallocate account value such that for every 1% by which the contract ratio exceeds the minimum transfer point on a given valuation day, 10% of the account value will be held in the ATP Portfolio, the guaranteed interest option, and a Special DCA program. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the ATP Portfolio such that 100% of account value will be invested in the ATP Portfolio, the guaranteed interest option, and a Special DCA program.

The transfer amount formula first determines the target percentage that must be in the ATP Portfolio after the ATP transfer as follows:



                                             Contract Ratio - Minimum Transfer Point
                                   ATP%  =   ---------------------------------------

                                                      0.1

  WHERE:

                                   ATP%  =   Required percentage of account value in the ATP Portfolio, the guaranteed interest option and the Special DCA program after the ATP transfer.

                         Contract Ratio  =   The contract ratio calculated on the valuation day

                 Minimum Transfer Point  =   The minimum transfer point on the valuation day

                                    0.1  =   The 10% differential between the minimum transfer point and the maximum transfer point

The required amount of account value in the ATP Portfolio after the ATP transfer is calculated as follows:

                             ATP Amount  =   (ATP% * AV) - guaranteed interest option - amounts in a
                                             Special DCA program

  WHERE:

                                     AV  =   account value on the valuation day.

             guaranteed interest option  =   account value in the guaranteed interest option on the
                                             valuation day.

       amounts in a Special DCA program  =   account value in a Special DCA program on the valuation day


The ATP Amount cannot be less than $0.

The transfer amount formula is used to determine the transfer amount as follows:


   ATP transfer amount = (ATP amount) - (account value currently in ATP
   Portfolio)

The ATP transfer amount is the amount that must be moved either in or out of the ATP Portfolio.


                                    VIII-2

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

..   If the ATP transfer amount is positive, it will be moved into the ATP
    Portfolio if it meets the minimum transfer threshold.

..   If the ATP transfer amount is negative, it will be moved out of the ATP
    Portfolio if it meets the minimum transfer threshold described below.


The minimum amount that will be transferred is the greater of 1% of account value or $1,000. The test for whether the ATP transfer amount meets the minimum transfer threshold is as follows:

..   If the ATP transfer amount is less than the minimum transfer amount, the
    ATP transfer will not be processed.

..   If the ATP transfer amount is greater than or equal to the minimum transfer amount, the ATP transfer will be processed.

The following are examples of transactions under the ATP:


---------------------------------------------------------------
                  EXAMPLE 1       EXAMPLE 2       EXAMPLE 3
---------------------------------------------------------------
CONTRACT RATIO  17.5%           27%             35%
---------------------------------------------------------------
VALUATION DAY   4th contract    5th contract    6th contract
                anniversary     anniversary     anniversary
---------------------------------------------------------------
TRANSFER POINTS Minimum = 18%   Minimum = 20%   Minimum = 22%
                Maximum = 28%   Maximum = 30%   Maximum = 32%
---------------------------------------------------------------
INVESTMENT      Option A        Option B        Option B
ELECTION
---------------------------------------------------------------
ASSUMPTIONS     account value   account value   account value
                = $100,000 ATP  = $100,000 ATP  = $100,000
                Portfolio =     Portfolio =     ATP Portfolio
                $40,000         $40,000 Special =
                guaranteed      DCA program =   $40,000 Special
                interest        $20,000         DCA program =
                option =                        $20,000
                $10,000
                Special DCA
                program =
                $20,000
---------------------------------------------------------------
TRANSFER POINT  Contract ratio  Contract ratio  Contract ratio
VALUATION       is less than    is greater      is greater
                the minimum     than minimum    than maximum
                transfer point  but less than   transfer point
                therefore, all  maximum         therefore, all
                amounts must    transfer        amounts that
                be moved out    point. Must     are not in the
                of the ATP      determine       guaranteed
                Portfolio       amount to move  interest
                                in or out of    option or a
                                the ATP         Special DCA
                                Portfolio if    program must
                                necessary.      be moved into
                                                the ATP
                                                Portfolio.
---------------------------------------------------------------
ATP%            0%              (0.27 - 0.2) /  100%
(Contract                       0.1 = 0.7 OR
Ratio - Minimum                 70%
Transfer
Point) / 0.2
---------------------------------------------------------------
ATP AMOUNT      (0*$100,000) -  (0.7 *          (1*$100,000) -
(ATP% * AV) -   $10,000 -       $100,000) -     $20,000 =
guaranteed      $20,000 =       $20,000 =       $80,000
interest        -$30,000,       $50,000
option -        (cannot be
Special DCA     less than $0)
program         ATP Amount = $0
---------------------------------------------------------------
TRANSFER AMOUNT $0 - $40,000 =  SCENARIO 1 -    $80,000 -
(ATP Amount) -  -$40,000,       USING CURRENT   $40,000 =
(account value  (transferred    ASSUMPTIONS:    $40,000
currently in    out of the ATP  $50,000 -       (transferred
ATP Portfolio)  Portfolio)      $40,000 =       into the ATP
                                $10,000         Portfolio)
                                (transferred
                                into the ATP
                                Portfolio.)
                                SCENARIO 2 -
                                IF CURRENT
                                AMOUNT IN ATP
                                PORTFOLIO =
                                $65,000
                                INSTEAD OF
                                $40,000:
                                $50,000 -
                                $65,000 =
                                -$15,000
                                (transferred
                                out of the ATP
                                Portfolio.)
---------------------------------------------------------------


                                    VIII-3

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

ATP transfers into the ATP Portfolio will be transferred out of your variable investment options. No amounts will be transferred out of the guaranteed interest option or a Special DCA program. ATP transfers out of the ATP Portfolio will be allocated among the investment options included in your contract's allocation instructions other than the guaranteed interest option. Any amounts that would have been allocated to the guaranteed interest option will be prorated among the variable investment options. No amounts will be transferred into or out of the guaranteed interest option and the Special DCA program as a result of any ATP transfer.


On any day that a transfer (excluding a dollar cost averaging transfer) is made out of the guaranteed interest option into a variable investment option, the formulas described above will be run, which may in turn trigger an off cycle ATP transfer. Regardless of when this off cycle valuation occurs, an ATP valuation will again occur on the next valuation day. Cancellation of any dollar cost averaging program will not trigger an off cycle ATP transfer. For the purposes of the off cycle valuation only, the ATP transfer amount formula will use the account value as of the previous business day. Off cycle valuations will use the transfer points for the most recent valuation day.

ATP EXIT OPTION

When the ATP exit option is processed your guaranteed benefit base(s) will be adjusted as follows:

  New Benefit Base =  (1- 3%) X A   _ D
                      -------------
                       1 - B + C

   WHERE:

  New Benefit Base =  The new value that the Roll-up benefit base and Highest
                      Anniversary Value benefit base (if applicable) will be adjusted to if this value is less than the current value of the respective benefit bases.

   A =  The account value as of the day prior to the ATP exit option.

   B = The [interpolated] minimum transfer point as of the next valuation day.

   C =  The total rider charge percentage for both the GMIB and GMDB benefits.

   D = The prorated Roll-up amount from the last contract date anniversary to the next valuation day plus the prorated Roll-up amount for contributions and transfers in that contract year as of the next valuation day minus the contract year-to-date withdrawals up to the Annual withdrawal amount.

  3% = cushion in investment performance to decrease the probability of an ATP transfer on the upcoming valuation day.

For example, the ATP exit option is processed during the seventh month of the fifth ATP year. In the current ATP year, the number of completed months is six. The minimum transfer point is 19%, which is derived by interpolating the fourth ATP year anniversary minimum transfer point and the fifth ATP year anniversary minimum transfer point [=(18%+20%)/2]. The cushion is 3%. Assume that your account value is $100,000, Highest Anniversary Value benefit base is $110,000, Roll-up benefit base is $130,000 and the Roll-up rate is the 5% Annual Roll-up rate. Note that the benefit base for the GMIB is the Roll-up benefit base ($130,000) and that the benefit base for the "Greater of" GMDB ($130,000) is the greater of the Highest Anniversary Value benefit base ($110,000) and the Roll-up benefit base ($130,000). Also assume that no withdrawal has been taken in this contract year and that the pro-rated Roll-up amount (net of withdrawals) is $3,250 (=5%X$130,000X6/12 - 0).

When the ATP exit option is processed, the new benefit base is:

  New benefit base =  (1- 3%) X 100,000   _ 3,250              = $113,197
                      -------------------
                       1 - 0.19 + 0.023

Your Highest Anniversary Value benefit base stays at the current value ($110,000), as the new benefit base ($113,197) is greater than your current Highest Anniversary Value benefit base. Your Roll-up benefit base is adjusted to the new benefit base ($113,197), as the new benefit base is less than your current Roll-up benefit base. Accordingly, the new Roll-up benefit base for your GMIB is $113,197. Your "Greater of" GMDB is also adjusted to the new benefit base of $113,197, as it is the greater of the Highest Anniversary Value benefit base ($110,000) and the Roll-up benefit base ($113,197).

                                    VIII-4

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

Appendix IX: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Regardless of the state, the rate initially set on an outstanding loan cannot be changed.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
------------------------------------------------------------------------------
ARIZONA     See "Contract features and       If you reside in the state of
            benefits"--"Your right to        Arizona and you are age 65 or
            cancel within a certain number   older at the time the contract
            of days"                         is issued, you may return your
                                             variable annuity contract within
                                             30 days from the date that you
                                             receive it and receive a refund
                                             of account value. This is also
                                             referred to as the "free look"
                                             period.
------------------------------------------------------------------------------
ARKANSAS    See "Your right to cancel        If you purchased your contract
            within a certain number of       through a Section 1035 exchange
            days" in "Contract features and  you may return your
            benefits"                        Accumulator(R) Series contract
                                             within 30 days from the date you
                                             receive it and receive a full
                                             refund of your account value.
------------------------------------------------------------------------------
CALIFORNIA  See "We require that the         You are not required to use our
            following types of               forms when making a transaction
            communications be on specific    request. If a written request
            forms we provide for that        contains all the information
            purpose (and submitted in the    required to process the request,
            manner that the forms specify)"  we will honor it. Although you
            in "Who is AXA Equitable" and    are not required to use our
            "Effect of Excess withdrawals"   withdrawal request form, if you
            in "Contract features and        do not specify whether we should
            benefits"                        process a withdrawal that
                                             results in an Excess withdrawal,
                                             and the transaction results in
                                             an Excess withdrawal, we will
                                             not process that request.

            See "Asset transfer program      If you elect the GMIB, the ATP
            ("ATP")" in "Contract features   will commence on the valuation
            and benefits"                    day of your second monthiversary.

            " See "Your right to cancel      If you reside in the state of
            within a certain number of       California and you are age 60 or
            days" in "Contract features and  older at the time the contract
            benefits"                        is issued, you may return your
                                             Accumulator(R) Series contract
                                             within 30 days from the date
                                             that you receive it and receive
                                             a refund as described below.
                                             This is also referred to as the
                                             ''free look'' period.

                                             If you allocate your entire
                                             initial contribution to the
                                             EQ/Money Market variable
                                             investment option (and/or
                                             guaranteed interest option, if
                                             available), the amount of your
                                             refund will be equal to your
                                             contribution, unless you make a
                                             transfer, in which case the
                                             amount of your refund will be
                                             equal to your Total account
                                             value on the date we receive
                                             your request to cancel at our
                                             processing office. This amount
                                             could be less than your initial
                                             contribution. If you allocate
                                             any portion of your initial
                                             contribution to the variable
                                             investment options (other than
                                             the EQ/Money Market variable
                                             investment option), your refund
                                             will be equal to your Total
                                             account value on the date we
                                             receive your request to cancel
                                             at our processing office.

                                             "RETURN OF CONTRIBUTION" FREE
                                             LOOK TREATMENT AVAILABLE THROUGH
                                             CERTAIN SELLING BROKER-DEALERS
------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA                                    Certain selling broker-dealers
(CONTINUED)                                   offer an allocation method
                                              designed to preserve your right
                                              to a return of your
                                              contributions during the free
                                              look period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract, we
                                              will allocate your entire
                                              contribution and any subsequent
                                              contributions made during the
                                              40-day period following the
                                              contract date, to the EQ/Money
                                              Market investment option. In the
                                              event you choose to exercise
                                              your free look right under the
                                              contract, you will receive a
                                              refund equal to your
                                              contributions.

                                              If you choose the "return of
                                              contribution" free look
                                              treatment and your contract is
                                              still in effect on the 40th day
                                              (or next Business Day) following
                                              the contract date, we will
                                              automatically reallocate your
                                              account value to the investment
                                              options chosen on your
                                              application.

                                              Any transfers made prior to the
                                              expiration of the 30-day free
                                              look will terminate your right
                                              to "return of contribution"
                                              treatment in the event you
                                              choose to exercise your free
                                              look right under the contract.
                                              Any transfer made prior to the
                                              40th day following the contract
                                              date will cancel the automatic
                                              reallocation on the 40th day (or
                                              next business day) following the
                                              contract date described above.
                                              If you do not want AXA Equitable
                                              to perform this scheduled
                                              one-time re-allocation, you must
                                              call one of our customer service
                                              representatives at 1 (800)
                                              789-7771 before the 40th day
                                              following the contract date to
                                              cancel.

             See "Disability, terminal        .   A disability CWC waiver will
             illness, or confinement to a         be granted if a U.S.
             nursing home'' under                 licensed physician certifies
             "Withdrawal charge" in "Charges      that the applicable
             and expenses"                        individual suffers from
                                                  impairment of cognitive
                                                  ability, meaning a
                                                  deterioration or loss of
                                                  intellectual capacity due to
                                                  mental illness or disease,
                                                  including Alzheimer's
                                                  disease or related illnesses
                                                  that require continual
                                                  supervision to protect
                                                  oneself or others.

                                              .   The terminal illness CWC
                                                  waiver is applicable if life
                                                  expectancy is less than 12
                                                  months (compared to 6 months
                                                  in the national version).

                                              .   The nursing home CWC waiver
                                                  does not require that the
                                                  applicable individual be
                                                  confined to a nursing home
                                                  for more than 90 days before
                                                  the waiver is granted. The
                                                  definition of nursing home
                                                  is as follows: the Owner is
                                                  receiving, as prescribed by
                                                  a physician, registered
                                                  nurse, or licensed social
                                                  worker, home care or
                                                  community- based services
                                                  (including adult day care,
                                                  personal care, homemaker
                                                  services, hospice services
                                                  or respite care) or, is
                                                  confined in a skilled
                                                  nursing facility,
                                                  convalescent nursing home,
                                                  or extended care facility,
                                                  which shall not be defined
                                                  more restrictively than as
                                                  in the Medicare program, or
                                                  is confined in a residential
                                                  care facility or residential
                                                  care facility for the
                                                  elderly, as defined in the
                                                  Health and Safety
                                                  Code. Out-of-state providers
                                                  of services shall be defined
                                                  as comparable in licensure
                                                  and staffing requirements to
                                                  California providers.
-------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA                                    .   AXA has the right to perform
(CONTINUED)                                       physical exams at our
                                                  expense during the claim
                                                  period.

             See ''Transfers of ownership,    Guaranteed benefits do not
             collateral assignments, loans    terminate upon a change of owner
             and borrowing'' in ''More        or absolute assignment of the
             Information''                    contract. Guaranteed benefits
                                              will continue to be based on the
                                              original measuring life (i.e.,
                                              owner, older joint owner,
                                              annuitant, older joint
                                              annuitant).
-------------------------------------------------------------------------------
CONNECTICUT  See "Charge for each additional  The charge for transfers does
             transfer in excess of 12         not apply.
             transfers per contract year" in
             "Fee table" and "Transfer
             charge" in "Charges and
             expenses"

             See "Credit recovery" under      The second and third bullets
             "Credits and Earnings bonus      under "Credit recovery" do not
             (For Series CP(R) contracts      apply and are replaced by the
             only)" in "Contract features     following:
             and benefits" and "Your annuity
             payout options" in "Accessing
             your money"
                                              .   If you start receiving
                                                  annuity payments within
                                                  three years of making any
                                                  contribution, we will not
                                                  recover the credit that
                                                  applies to any contribution
                                                  made within the prior three
                                                  years. As a result, we will
                                                  apply the contract's cash
                                                  value, not the account
                                                  value, to the life
                                                  contingent annuity payout
                                                  regardless of how many years
                                                  have elapsed since last
                                                  contribution.

                                              .   Credits applied to
                                                  contributions made within
                                                  one year of death of the
                                                  owner (or older joint owner,
                                                  if applicable) will not be
                                                  recovered. However, any
                                                  applicable contract
                                                  withdrawal charges will
                                                  continue to apply to those
                                                  contributions. The 10% free
                                                  withdrawal amount does not
                                                  apply when calculating the
                                                  withdrawal charges
                                                  applicable to the payment of
                                                  a death benefit.

             See "GMIB "no lapse guarantee""  The no-lapse guarantee will not
             under "Guaranteed minimum        terminate if your aggregate
             income benefit" in "Contract     withdrawals from your contract
             features and benefits"           in any contract year exceed your
                                              Annual Withdrawal Amount unless
                                              the excess withdrawal drives
                                              your account value to zero.

             See "Disruptive transfer         The ability to restrict
             activity" in "Transferring your  transfers due to market timing money among investment options"  can only be determined by the underlying fund managers. AXA
                                              Equitable's right to restrict
                                              transfers due to market timing
                                              does not apply.

             See "Transfer Charge" in         The charge for excessive
             "Charges and Expenses"           transfers does not apply.
                                              The ability to reserve the right
                                              to impose a limit on the number
                                              of free transfers does not apply.

             See "Withdrawal charge" in       FOR SERIES CP(R) CONTRACTS:
             "Charges and expenses"           Since credits applied to
                                              contributions cannot be
                                              recovered, withdrawal charges
                                              apply to amounts associated with
                                              a credit.

             See "Disability, terminal        The withdrawal charge waiver
             illness, or confinement to a     under item (i) does not apply.
             nursing home" under "Withdrawal
             charge" in "Charges and
             expenses"
             See "Special service charges"    The current and maximum third
             in "Charges and Expenses"        party transfer or exchange
                                              charge is $49 per occurrence.
                                              The maximum charge for check
                                              preparation is $9 per occurrence.

             See "Misstatement of age" in     We will not deduct interest for
             "More information"               any overpayments made by us due
                                              to a misstatement of age or sex.
                                              Any overpayments will be
                                              deducted from future payments.
-------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

---------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------
CONNECTICUT  See "Transfers of ownership,     Benefits terminate upon any
(CONTINUED)  collateral assignments, loans    change of owner who is the
             and borrowing" in "More          measuring life, unless the
             information"                     change of ownership is due to a
                                              divorce where the spouse is
                                              awarded 100% of the account
                                              value and chooses to continue
                                              the contract in his or her name
                                              and meets the age requirements
                                              of the applicable benefit on the
                                              date the change in ownership
                                              occurs.
                                              Benefits do not terminate upon
                                              assignment.
                                              Your contract cannot be assigned
                                              to an institutional investor or
                                              settlement company, either
                                              directly or indirectly, nor may
                                              the ownership be changed to an
                                              institutional investor or
                                              settlement company.
---------------------------------------------------------------------------------------

DELAWARE     See "Your right to cancel        If you purchased your contract
             within a certain number of       through a Section 1035 exchange,
             days" in "Contract features and  you may return your
             benefits"                        Accumulator(R) Series contract
                                              within 20 days from the date you
                                              receive it and receive a full
                                              refund of your contributions,
                                              including any contract fees or
                                              charges.

             See "Greater of" GMDB I under    The maximum charge for the
             "Guaranteed benefit charges" in  "Greater of" GMDB I death
             "Charges and expenses"           benefit is 1.65%.

             See "Greater of" GMDB II under   The maximum charge for the
             "Guaranteed benefit charges" in  "Greater of" GMDB II death
             "Charges and expenses"           benefit is 1.80%.
---------------------------------------------------------------------------------------

FLORIDA      See "How you can purchase and    The second sentence in the third
             contribute to your contract" in  paragraph of this section
             "Contract features and benefits" regarding the $2,500,000
                                              limitation on contributions is
                                              deleted. The remainder of this
                                              section is unchanged.


             See "Credits" in "Contract       The following information
             features and benefits" (For      replaces the second bullet of
             Series CP(R) contracts only)     the final set of bullets in this
                                              section:

                                              .   You may annuitize your
                                                  contract after twelve
                                                  months, however, if you
                                                  elect to receive annuity
                                                  payments within five years
                                                  of the contract date, we
                                                  will recover the credit that
                                                  applies to any contribution
                                                  made in that five years. If
                                                  you start receiving annuity
                                                  payments after five years
                                                  from the contract date and
                                                  within three years of making
                                                  any contribution, we will
                                                  recover the credit that
                                                  applies to any contribution
                                                  made within the prior three
                                                  years.

             See "Your right to cancel        If you reside in the state of
             within a certain number of       Florida, you may cancel your
             days" in "Contract features and  variable annuity contract and
             benefits"                        return it to us within 21 days
                                              from the date that you receive
                                              it. You will receive an
                                              unconditional refund equal to
                                              the greater of the cash
                                              surrender value provided in the
                                              annuity contract, plus any fees
                                              or charges deducted from the
                                              contributions or imposed under
                                              the contract, or a refund of all
                                              contributions paid.

             See "Selecting an annuity        The following sentence replaces
             payout option" under "Your       the first sentence of the second
             annuity payout options" in       paragraph in this section:
             "Accessing your money"

                                              You can choose the date annuity
                                              payments begin but it may not be
                                              earlier than twelve months from
                                              the Accumulator(R) Series
                                              contract date.
             See "Special service charges"    The charge for a third-party
             in "Charges and expenses"        transfer or exchange applies to
                                              any transfer or exchange of your
                                              contract, even if it is to
                                              another contract issued by AXA Equitable.


             See "Withdrawal charge" in       If you are age 65 or older at
             "Charges and expenses"           the time your contract is
                                              issued, the applicable
                                              withdrawal charge will not
                                              exceed 10% of the amount
                                              withdrawn.

             See "Misstatement of age" in     After the second contract date
             "More information"               anniversary, an optional
                                              Guaranteed minimum death benefit
                                              may not be revoked for
                                              misstatement of age.

             See "Transfers of ownership,     The second paragraph in this
             collateral assignments, loans    section is deleted in its
             and borrowing" in "More          entirety and replaced with the following:
             information"
                                              Any guaranteed benefit in effect
                                              will terminate in all
                                              circumstances if you change
                                              ownership of the contract.
                                              Please speak with your financial
                                              professional for further
                                              information.
---------------------------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
FLORIDA                                       Your Guaranteed benefits will
(CONTINUED)                                   terminate with all transfers of
                                              ownership, even with a change of
                                              owner from a trust to an
                                              individual, unless the change of
                                              ownership is due to a divorce
                                              where the spouse is awarded 100%
                                              of the Total account value,
                                              chooses to continue the contract
                                              in his or her name and meets the
                                              age requirements of the
                                              applicable rider on the date the
                                              change in ownership occurs.
-------------------------------------------------------------------------------
NEW YORK     Earnings enhancement benefit     Not Available

             See "Greater of" GMDB in         The "Greater of" GMDB I and
             "Definitions of key terms", in   "Greater of" GMDB II are not
             "Guaranteed minimum death        available. All references to
             benefits" and throughout this    these benefits should be deleted
             Prospectus.                      in their entirety.

             See "Guaranteed interest         FOR SERIES CP(R) CONTRACTS ONLY:
             option" under "What are your     The Guaranteed interest option
             investment options under the     is not available.
             contract?" in "Contract
             features and benefits"

             See "Dollar cost averaging" in   FOR SERIES CP(R) CONTRACTS ONLY:
             "Contract features and           Investment Simplifier is not
             benefits"                        available.

             See "Guaranteed minimum income   The issue ages for owners who
             benefit" and "Guaranteed         elect the Highest Anniversary
             minimum death benefits" in       Value death benefit with a GMIB
             "Contract features and benefits" are 25-80 for all Series except
                                              Series CP(R) (25-70). The issue
                                              ages for owners who elect the
                                              Highest Anniversary Value death
                                              benefit without a GMIB are 0-80
                                              for all Series except Series
                                              CP(R) (0-70). The issue ages for
                                              owners who elect the Return of
                                              Principal death benefit with a
                                              GMIB are 25-80 for all Series
                                              except Series CP(R) (25-70). The
                                              issue ages for owners who elect
                                              the Return of Principal death
                                              benefit without a GMIB are 0-80
                                              for all Series except Series
                                              CP(R) (0-70).

             See "Credits" in "Contract       FOR SERIES CP(R) CONTRACTS ONLY:
             features and benefits"           If the owner (or older joint
                                              owner, if applicable) dies
                                              during the one-year period
                                              following our receipt of a
                                              contribution to which a credit
                                              was applied, we will recover all
                                              or a portion of the amount of
                                              such Credit from the account
                                              value, based on the number of
                                              full months that elapse between
                                              the time we receive the
                                              contribution and the owner's (or
                                              older joint owner's, if
                                              applicable) death, as follows:

                                                Number of  Percentage of
                                                 Months       Credit
                                                 ------       ------
                                                    1          100%
                                                    2           99%
                                                    3           98%
                                                    4           97%
                                                    5           96%
                                                    6           95%
                                                    7           94%
                                                    8           93%
                                                    9           92%
                                                   10           91%
                                                   11           90%
                                                   12           89%

                                   We will not recover the credit
                                   on subsequent contributions made
                                   within 3 years prior to
                                   annuitization.

  See "The amount applied to       The amount applied to the
  purchase an annuity payout       annuity benefit is the greater
  option" in "Accessing your       of the cash value or 95% of what
  money"                           the account value would be if no
                                   withdrawal charge applied.

  See "Selecting an annuity        FOR SERIES CP(R) CONTRACTS ONLY:
  payout option" in "Accessing     The earliest date annuity
  your money"                      payments may begin is 13 months
                                   from the issue date.
--------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW YORK      See "Charges and expenses"       Deductions of charges from the
(CONTINUED)                                    guaranteed interest option are
                                               not permitted.

                                               The charge for third-party
                                               transfer or exchange does not
                                               apply.

                                               The check preparation charge
                                               does not apply.

              See "Disability, terminal        Item (i) is deleted and replaced
              illness, or confinement to a     with the following: An owner (or
              nursing home"                    older joint owner, if
                                               applicable) has qualified to
                                               receive Social Security
                                               disability benefits as certified
                                               by the Social Security
                                               Administration or meets the
                                               definition of a total disability
                                               as specified in the contract. To
                                               qualify, a re-certification
                                               statement from a physician will
                                               be required every 12 months from
                                               the date disability is
                                               determined.

              See "Transfers of ownership,     Collateral assignments are not
              collateral assignments, loans    limited to the period prior to
              and borrowing" in "More          the first contract date
              information"                     anniversary. You may assign all
                                               or a portion of your NQ contract
                                               at any time, pursuant to the
                                               terms described in this
                                               Prospectus.
--------------------------------------------------------------------------------
NORTH DAKOTA  See "Your right to cancel        You may cancel your variable
              within a certain number of       annuity contract and return it
              days" in "Contract features and  to us within 20 days from the
              benefits"                        date you receive it. You will
                                               receive an unconditional refund
                                               equal to your contributions,
                                               including any contract fees or
                                               charges.

              See "Your beneficiary and        Amounts allocated to the
              payment of benefit" in "Payment  Guaranteed interest option will
              of death benefit"                continue to earn interest until
                                               the applicable death benefit is
                                               paid. This means that your death
                                               benefit (other than the
                                               applicable guaranteed minimum
                                               death benefit) will be increased
                                               by the amount of interest
                                               credited to any assets in the
                                               Guaranteed interest option up
                                               until the date on which we pay
                                               the death benefit.
--------------------------------------------------------------------------------
PENNSYLVANIA  Required disclosure for          Any person who knowingly and
              Pennsylvania customers           with intent to defraud any
                                               insurance company or other
                                               person files an application for
                                               insurance or statement of claim
                                               containing any materially false
                                               information or conceals for the
                                               purpose of misleading,
                                               information concerning any fact
                                               material thereto commits a
                                               fraudulent insurance act, which
                                               is a crime and subjects such
                                               person to criminal and civil
                                               penalties.
--------------------------------------------------------------------------------
PUERTO RICO   IRA and Roth IRA                 Available for direct rollovers
                                               from U.S. source 401(a) plans
                                               and direct transfers from the
                                               same type of U.S. source IRAs

              Inherited IRA                    Available only under the
                                               beneficiary continuation option
                                               for currently issued NQ,
                                               traditional and Roth IRA
                                               contracts.

              QP (Defined Benefit) contracts   Not Available


              See "Owner and annuitant         Contracts are not available for
              requirements" in "Contract       purchase by Charitable Remainder
              features and benefits"           Trusts.

              See "How you can purchase and    Specific requirements for
              contribute to your contract" in  purchasing QP contracts in
              "Contract features and           Puerto Rico are outlined below
              benefits" (For Series B, Series  in "Purchase considerations for
              CP(R) and Series L contracts     QP (Defined Contribution)
              only)                            contracts in Puerto Rico".
              See "Exercise rules" under       Exercise restrictions for the
              "Guaranteed minimum income       GMIB on a Puerto Rico QPDC
              benefit ("GMIB")" in "Contract   contract are described below,
              features and benefits" (For      under "Purchase considerations
              Series B, Series CP(R) and       for QP (Defined Contribution)
              Series L contracts only)         contracts in Puerto Rico", and
                                               in your contract.

              See "Transfers of ownership,     Transfers of ownership of QP
              collateral assignments, loans    contracts are governed by Puerto
              and borrowing" in "More          Rico law. Please consult your
              information" (For Series B,      tax, legal or plan advisor if
              Series CP(R) and Series L        you intend to transfer ownership
              contracts only)                  of your contract.
--------------------------------------------------------------------------------

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO  "Purchase considerations for QP   PURCHASE CONSIDERATIONS FOR QP
(CONTINUED)  (Defined Contribution) contracts  (DEFINED CONTRIBUTION) CONTRACTS
             in Puerto Rico" -- this section   IN PUERTO RICO:
             replaces "Appendix III: Purchase  Trustees who are considering the considerations for QP contracts"  purchase of an Accumulator(R)
             in your Prospectus.               Series QP contract in Puerto
                                               Rico should discuss with their
                                               tax, legal and plan advisors
                                               whether this is an appropriate
                                               investment vehicle for the
                                               employer's plan. Trustees should
                                               consider whether the plan
                                               provisions permit the investment
                                               of plan assets in the QP
                                               contract, the GMIB and other
                                               guaranteed benefits, and the
                                               payment of death benefits in
                                               accordance with the requirements
                                               of Puerto Rico income tax rules.
                                               The QP contract and this
                                               Prospectus should be reviewed in
                                               full, and the following factors,
                                               among others, should be noted.

                                               LIMITS ON CONTRACT OWNERSHIP:
                                               .   The QP contract is offered
                                                   only as a funding vehicle to
                                                   qualified plan trusts of
                                                   single participant defined
                                                   contribution plans that are
                                                   tax-qualified under Puerto
                                                   Rico law, not United States
                                                   law. The contract is not
                                                   available to US qualified
                                                   plans or to defined benefit
                                                   plans qualifying under
                                                   Puerto Rico law.

                                               .   The QP contract owner is the
                                                   qualified plan trust. The
                                                   annuitant under the contract
                                                   is the self-employed Puerto
                                                   Rico resident, who is the
                                                   sole plan participant.

                                               .   This product should not be
                                                   purchased if the
                                                   self-employed individual
                                                   anticipates having
                                                   additional employees become
                                                   eligible for the plan. We
                                                   will not allow additional
                                                   contracts to be issued for
                                                   participants other than the
                                                   original business owner.

                                               .   If the business that
                                                   sponsors the plan adds
                                                   another employee, no further
                                                   contributions may be made to
                                                   the contract. If the
                                                   employer moves the funds to
                                                   another funding vehicle that
                                                   can accommodate more than
                                                   one employee, this move
                                                   could result in surrender
                                                   charges, if applicable, and
                                                   the loss of guaranteed
                                                   benefits in the contract.

                                               LIMITS ON CONTRIBUTIONS:
                                               .   All contributions must be
                                                   direct transfers from other
                                                   investments within an
                                                   existing qualified plan
                                                   trust.

                                               .   Employer payroll
                                                   contributions are not
                                                   accepted.

                                               .   Only one additional transfer
                                                   contribution may be made per
                                                   contract year.

                                               .   Checks written on accounts
                                                   held in the name of the
                                                   employer instead of the plan
                                                   or the trustee will not be
                                                   accepted.

                                               .   As mentioned above, if a new
                                                   employee becomes eligible
                                                   for the plan, the trustee
                                                   will not be permitted to
                                                   make any further
                                                   contributions to the
                                                   contract established for the
                                                   original business owner.
--------------------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    LIMITS ON PAYMENTS:
(CONTINUED)                                    .   Loans are not available
                                                   under the contract.

                                               .   All payments are made to the
                                                   plan trust as owner, even
                                                   though the plan
                                                   participant/annuitant is the
                                                   ultimate recipient of the
                                                   benefit payment.

                                               .   AXA Equitable does no tax
                                                   reporting or withholding of
                                                   any kind. The plan
                                                   administrator or trustee
                                                   will be solely responsible
                                                   for performing or providing
                                                   for all such services.

                                               .   AXA Equitable does not offer
                                                   contracts that qualify as
                                                   IRAs under Puerto Rico law.
                                                   The plan trust will exercise
                                                   the GMIB and must continue
                                                   to hold the supplementary
                                                   contract for the duration of
                                                   the GMIB payments.

                                               PLAN TERMINATION:
                                               .   If the plan participant
                                                   terminates the business, and
                                                   as a result wishes to
                                                   terminate the plan, the
                                                   trust would have to be kept
                                                   in existence to receive
                                                   payments. This could create
                                                   expenses for the plan.

                                               .   If the plan participant
                                                   terminates the plan and the
                                                   trust is dissolved, or if
                                                   the plan trustee (which may
                                                   or may not be the same as
                                                   the plan participant) is
                                                   unwilling to accept payment
                                                   to the plan trust for any
                                                   reason, AXA Equitable would
                                                   have to change the contract
                                                   from a Puerto Rico QP to NQ
                                                   in order to make payments to
                                                   the individual as the new
                                                   owner. Depending on when
                                                   this occurs, it could be a
                                                   taxable distribution from
                                                   the plan, with a potential
                                                   tax of the entire account
                                                   value of the contract.
                                                   Puerto Rico income tax
                                                   withholding and reporting by
                                                   the plan trustee could apply
                                                   to the distribution
                                                   transaction.

                                               .   If the plan trust is
                                                   receiving GMIB payments and
                                                   the trust is subsequently
                                                   terminated, transforming the
                                                   contract into an
                                                   individually owned NQ
                                                   contract, the trustee would
                                                   be responsible for the
                                                   applicable Puerto Rico
                                                   income tax withholding and
                                                   reporting on the present
                                                   value of the remaining
                                                   annuity payment stream.

                                               .   AXA Equitable is a U.S.
                                                   insurance company, therefore
                                                   distributions under the NQ
                                                   contract could be subject to
                                                   United States taxation and
                                                   withholding on a "taxable
                                                   amount not determined" basis.
             Tax Information -- "Special       Income from NQ contracts we
             rules for NQ contracts"           issue is U.S. source. A Puerto
                                               Rico resident is subject to U.S.
                                               taxation on such U.S. source
                                               income. Only Puerto Rico source
                                               income of Puerto Rico residents
                                               is excludable from U.S.
                                               taxation. Income from NQ
                                               contracts is also subject to
                                               Puerto Rico tax. The calculation
                                               of the taxable portion of
                                               amounts distributed from a
                                               contract may differ in the two
                                               jurisdictions. Therefore, you
                                               might have to file both U.S. and
                                               Puerto Rico tax returns, showing
                                               different amounts of income from
                                               the contract for each tax
                                               return. Puerto Rico generally
                                               provides a credit against Puerto
                                               Rico tax for U.S. tax paid.
                                               Depending on your personal
                                               situation and the timing of the
                                               different tax liabilities, you
                                               may not be able to take full
                                               advantage of this credit.
                                               We require owners or
                                               beneficiaries of annuity
                                               contracts in Puerto Rico which
                                               are not individuals to document
                                               their status to avoid 30% FATCA
                                               withholding from U.S.-source
                                               income.
--------------------------------------------------------------------------------

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                               PAGE

Who is AXA Equitable?                           2

Unit Values                                     2

Custodian                                       2

Independent Registered Public Accounting Firm   2

Distribution of the Contracts                   2

Financial Statements                            2


HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR
SEPARATE ACCOUNT NO. 70
Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 70
dated May 1, 2019.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                     Accumulator(R) Series 13.0
                                                                        #646196

The Accumulator(R) Series 13A
The Accumulator(R) Series 13.0

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2019


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Series Prospectus, dated May 1, 2019. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 70. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.


         TABLE OF CONTENTS

         Who is AXA Equitable?                                       2

         Unit Values                                                 2

         Custodian                                                   2

         Independent Registered Public Accounting Firm               2

         Distribution of the Contracts                               2

         Financial statements                                        2

         Condensed Financial Information                    Appendix I




             Copyright 2019 AXA Equitable Life Insurance Company.

    All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.


                                                    Accumulator(R) 13A and 13.0
                                                                        #646196

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc. No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R) Series 13.0.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   a
                                   ----      --c
                               (   b   )

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily operations charge, administrative charge and distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.70%. Your contract charges may be less.


CUSTODIAN


AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 70.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2018 and for each of the two years in the period ended December 31, 2018, and the consolidated financial statements and financial statement schedules of AXA Equitable at December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 70, AXA Equitable paid AXA Distributors, LLC, distribution fees of $466,293,494 in 2018, $480,771,028 in 2017 and $507,645,857 in 2016, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 70. Of these amounts, for each of these three years, AXA Distributors, LLC retained $0, $0 and $7,262,669, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 70, AXA Equitable paid AXA Advisors a fee of $0, $0 and $0 for each of the years 2018, 2017 and 2016. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 70, $525,064,725 in 2018, $521,468,953 in 2017 and
$542,160,541 in 2016. Of these amounts, AXA Advisors retained $242,921,348, $267,653,575 and $281,641,950, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 70 list variable investment options not currently offered under this contract.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this SAI for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2018.

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.65%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018.



--------------------------------------------------------------------------------------
                                                 FOR THE YEAR ENDING DECEMBER 31,
                                             -----------------------------------------
                                              2018   2017   2016   2015   2014   2013
--------------------------------------------------------------------------------------
 1290 VT EQUITY INCOME
--------------------------------------------------------------------------------------
   Unit value                                $ 9.36 $10.78 $ 9.46 $ 8.51 $ 8.81 $ 8.24
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)          188    252    277    337    331    157
--------------------------------------------------------------------------------------
 1290 VT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------
   Unit value                                $19.91 $21.17 $17.88 $16.53 $16.73 $14.97
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)           11     13     17     17     11      6
--------------------------------------------------------------------------------------
 AXA 400 MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                $13.91 $16.12 $14.23 $12.09 $12.68 $11.85
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)          160    174    166     67     37     23
--------------------------------------------------------------------------------------
 AXA 500 MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                $15.82 $17.12 $14.42 $13.20 $13.38 $12.08
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)          224    236    183    116     58     21
--------------------------------------------------------------------------------------
 AXA 2000 MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                $13.68 $15.79 $14.10 $11.89 $12.74 $12.45
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)           93     97     47     42     34     14
--------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                $14.85 $15.76 $14.58 $13.99 $14.32 $13.95
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        3,998  4,942  5,314  5,619  5,594  5,228
--------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                $13.83 $14.54 $13.69 $13.26 $13.55 $13.27
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        1,389  2,064  2,230  2,281  2,331  2,520
--------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                $11.67 $12.04 $11.74 $11.61 $11.82 $11.72
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)          493  1,097  1,484  1,589  1,661  1,761
--------------------------------------------------------------------------------------
 AXA GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                $29.12 $33.71 $27.19 $26.46 $27.37 $27.37
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)           69     81     76     78     51     40
--------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                $17.41 $18.85 $16.85 $15.85 $16.28 $15.67
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        6,844  7,938  8,342  9,062  8,845  8,283
--------------------------------------------------------------------------------------
 AXA INTERNATIONAL CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                $14.23 $17.00 $13.69 $13.89 $14.76 $16.01
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)          105    117    132    150    137     94
--------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



--------------------------------------------------------------------------------------------------
                                                             FOR THE YEAR ENDING DECEMBER 31,
                                                        ------------------------------------------
                                                         2018    2017   2016   2015   2014   2013
--------------------------------------------------------------------------------------------------
 AXA INTERNATIONAL MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 10.30 $12.24 $10.02 $10.20 $10.63 $11.55
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      136    147    162    164    125     27
--------------------------------------------------------------------------------------------------
 AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 21.22 $23.06 $19.22 $17.79 $18.03 $16.42
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      140    173    176    138    105     41
--------------------------------------------------------------------------------------------------
 AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 26.39 $27.66 $21.76 $20.97 $20.49 $18.76
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      165    197    233    236    173    121
--------------------------------------------------------------------------------------------------
 AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 16.85 $19.02 $16.99 $14.98 $15.87 $14.37
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      182    208    240    306    296     72
--------------------------------------------------------------------------------------------------
 AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 22.01 $25.82 $23.37 $20.19 $21.29 $19.52
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      160    188    206    174    103     68
--------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 16.39 $17.57 $15.98 $15.18 $15.56 $15.06
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    6,364  7,642  8,157  8,537  8,617  8,755
--------------------------------------------------------------------------------------------------
 AXA ULTRA CONSERVATIVE STRATEGY
--------------------------------------------------------------------------------------------------
   Unit value                                           $  9.74 $ 9.94 $ 9.91 $ 9.94 $10.11 $10.08
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   12,976  2,160  2,336    630     33     23
--------------------------------------------------------------------------------------------------
 AXA/AB DYNAMIC MODERATE GROWTH
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 11.67 $12.60 $11.34 $11.12 $11.37 $11.04
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      738    794    763    634    480    190
--------------------------------------------------------------------------------------------------
 AXA/AB SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 27.51 $30.37 $25.17 $22.73 $23.81 $23.37
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      132    174    197    222    180    145
--------------------------------------------------------------------------------------------------
 AXA/CLEARBRIDGE LARGE CAP GROWTH
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 27.22 $27.77 $22.48 $22.66 $22.75 $22.29
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      120    168    208    229    237    154
--------------------------------------------------------------------------------------------------
 AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 13.18 $14.00 $12.94 $11.91 $12.49 $11.96
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                       58     76    103    134    137    130
--------------------------------------------------------------------------------------------------
 AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 14.39 $16.78 $15.27 $12.44 $13.53 $13.47
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      151    173    203    267    256    196
--------------------------------------------------------------------------------------------------
 AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------
   Unit value                                           $ 11.28 $12.55 $11.10 $10.31 $10.79 $10.40
--------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                      109    120    119    142    137    135
--------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



--------------------------------------------------------------------------------------------
                                                       FOR THE YEAR ENDING DECEMBER 31,
                                                   -----------------------------------------
                                                    2018   2017   2016   2015   2014   2013
--------------------------------------------------------------------------------------------
 AXA/JANUS ENTERPRISE
--------------------------------------------------------------------------------------------
   Unit value                                      $22.83 $23.64 $18.79 $19.97 $21.49 $22.01
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                101    135    163    181    170    159
--------------------------------------------------------------------------------------------
 AXA/LOOMIS SAYLES GROWTH
--------------------------------------------------------------------------------------------
   Unit value                                      $22.87 $23.97 $18.10 $17.23 $15.71 $14.82
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 30     33     41     41     42     42
--------------------------------------------------------------------------------------------
 AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------
   Unit value                                      $11.44 $13.26 $11.11 $10.73 $11.21 $11.27
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                317    396    439    477    454    264
--------------------------------------------------------------------------------------------
 CHARTER/SM/ MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------
   Unit value                                      $10.95 $11.19 $11.13 $10.99 $11.25 $11.17
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 16     23     27     52     63     63
--------------------------------------------------------------------------------------------
 CHARTER/SM/ SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                                      $11.88 $12.72 $10.40 $ 9.67 $10.46 $10.92
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                121    173    182    218    208    165
--------------------------------------------------------------------------------------------
 CHARTER/SM/ SMALL CAP VALUE
--------------------------------------------------------------------------------------------
   Unit value                                      $16.20 $18.94 $17.30 $14.04 $16.44 $17.61
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                119    153    168    208    179    170
--------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------
   Unit value                                      $24.10 $25.76 $20.88 $19.58 $19.53 $17.97
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 75     86     78     91     96    101
--------------------------------------------------------------------------------------------
 EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------
   Unit value                                      $13.56 $15.33 $13.65 $12.26 $12.77 $11.84
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 62     68     92     97     73     75
--------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------
   Unit value                                      $10.13 $10.27 $10.29 $10.32 $10.45 $10.37
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)              1,713  2,004  1,920  1,545  1,374  1,112
--------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------
   Unit value                                      $10.87 $11.24 $10.92 $11.03 $11.66 $11.75
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 90    107    106    124    123    125
--------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
--------------------------------------------------------------------------------------------
   Unit value                                      $10.22 $10.31 $10.45 $10.58 $10.71 $10.72
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                218    254    235    273    263    213
--------------------------------------------------------------------------------------------
 EQ/INVESCO COMSTOCK
--------------------------------------------------------------------------------------------
   Unit value                                      $17.17 $19.93 $17.17 $14.88 $16.12 $15.05
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                110    128    143    193    204     58
--------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------
   Unit value                                      $21.17 $25.44 $21.98 $18.39 $19.13 $17.01
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)                111    132    108    111     42     37
--------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2018. (CONTINUED)



----------------------------------------------------------------------------------
                                             FOR THE YEAR ENDING DECEMBER 31,
                                         -----------------------------------------
                                          2018   2017   2016   2015   2014   2013
----------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
----------------------------------------------------------------------------------
   Unit value                            $17.94 $20.13 $15.50 $15.45 $15.68 $16.78
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      100    119    141    161    157    141
----------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------
   Unit value                            $ 9.12 $ 9.16 $ 9.27 $ 9.43 $ 9.59 $ 9.75
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      422    539    602    575    469    377
----------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------
   Unit value                            $15.55 $18.28 $13.70 $13.93 $13.72 $13.71
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      296    325    388    267    131    117
----------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------
   Unit value                            $ 9.90 $ 9.97 $ 9.95 $ 9.92 $10.11 $10.29
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       30     30     52     61     60     61
----------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------
   Unit value                            $10.33 $10.50 $10.53 $10.58 $10.73 $10.60
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      499    606    563    622    574    520
----------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------
   Unit value                            $33.68 $34.81 $26.54 $26.63 $24.56 $22.99
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      159    197    227    159    145    139
----------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------
   Unit value                            $ 8.80 $10.34 $ 8.67 $ 8.00 $ 8.25 $ 7.33
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      186    224    242    237    174    173
----------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------
   Unit value                            $23.08 $23.52 $18.35 $18.03 $17.63 $16.20
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      125    146    178    190    175    177
----------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------
   Unit value                            $12.97 $13.24 $13.07 $12.95 $13.15 $12.88
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,070  2,441  2,256  2,574  2,220  1,909
----------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------
   Unit value                            $24.26 $26.18 $21.02 $20.01 $20.66 $20.03
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      148    159    188    201    169    154
----------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------
   Unit value                            $21.40 $24.94 $23.20 $19.81 $21.33 $20.59
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       88     99    118    133    128     98
----------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------
   Unit value                            $32.17 $31.98 $23.37 $21.81 $20.86 $18.68
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       65     82     94     91     72     71
----------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............   FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2018............   FSA-5
   Statements of Operations for the Year or Period Ended December 31,
     2018.............................................................  FSA-72
   Statements of Changes in Net Assets for the Years or Periods Ended
     December 31, 2018 and 2017....................................... FSA-107
   Notes to Financial Statements...................................... FSA-185

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Report of Independent Registered Public Accounting Firm...............     F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets as of December 31, 2018 and 2017.......     F-2
   Consolidated Statements of Income (Loss), for the Years Ended
     December 31, 2018, 2017 and 2016.................................     F-4
   Consolidated Statements of Comprehensive Income (Loss), for the
     Years Ended December 31, 2018, 2017 and 2016.....................     F-5
   Consolidated Statements of Equity, for the Years Ended
     December 31, 2018, 2017 and 2016.................................     F-6
   Consolidated Statements of Cash Flows, for the Years Ended
     December 31, 2018, 2017 and 2016.................................     F-7
   Notes to Consolidated Financial Statements.........................    F-10
   Audited Consolidated Financial Statement Schedules.................   F-100

                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Account No. 70 of AXA Equitable Life Insurance Company

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Separate Account No. 70 of AXA Equitable Life Insurance Company indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Separate Account No. 70 of AXA Equitable Life Insurance Company as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

 1290 VT CONVERTIBLE SECURITIES/(1)/    AXA AGGRESSIVE ALLOCATION/(1)/
 1290 VT DOUBLELINE DYNAMIC             AXA AGGRESSIVE STRATEGY/(1)/
 ALLOCATION/(1)/                        AXA BALANCED STRATEGY/(1)/
 1290 VT DOUBLELINE OPPORTUNISTIC       AXA CONSERVATIVE GROWTH STRATEGY/(1)/
 BOND/(1)/                              AXA CONSERVATIVE STRATEGY/(1)/
 1290 VT ENERGY/(1)/                    AXA GLOBAL EQUITY MANAGED
 1290 VT EQUITY INCOME/(1)/             VOLATILITY/(1)/
 1290 VT GAMCO MERGERS &                AXA GROWTH STRATEGY/(1)/
 ACQUISITIONS/(1)/                      AXA INTERNATIONAL CORE MANAGED
 1290 VT GAMCO SMALL COMPANY VALUE/(1)/ VOLATILITY/(1)/
 1290 VT HIGH YIELD BOND/(1)/           AXA INTERNATIONAL MANAGED
 1290 VT LOW VOLATILITY GLOBAL          VOLATILITY/(1)/
 EQUITY/(1)/                            AXA INTERNATIONAL VALUE MANAGED
 1290 VT MICRO CAP/(2)/                 VOLATILITY/(1)/
 1290 VT MULTI-ALTERNATIVE              AXA LARGE CAP CORE MANAGED
 STRATEGIES/(2)/                        VOLATILITY/(1)/
 1290 VT NATURAL RESOURCES/(1)/         AXA LARGE CAP GROWTH MANAGED
 1290 VT REAL ESTATE/(1)/               VOLATILITY/(1)/
 1290 VT SMALL CAP VALUE/(2)/           AXA LARGE CAP VALUE MANAGED
 1290 VT SMARTBETA EQUITY/(1)/          VOLATILITY/(1)/
 1290 VT SOCIALLY RESPONSIBLE/(1)/      AXA MID CAP VALUE MANAGED
 7TWELVE/TM/ BALANCED PORTFOLIO/(1)/    VOLATILITY/(1)/
 AB VPS BALANCED WEALTH STRATEGY        AXA MODERATE ALLOCATION/(1)/
 PORTFOLIO/(1)/                         AXA MODERATE GROWTH STRATEGY/(1)/
 AB VPS GLOBAL THEMATIC GROWTH          AXA MODERATE-PLUS ALLOCATION/(1)/
 PORTFOLIO/(1)/                         AXA ULTRA CONSERVATIVE STRATEGY/(1)/
 AB VPS GROWTH AND INCOME               AXA/AB DYNAMIC AGGRESSIVE GROWTH/(3)/
 PORTFOLIO/(1)/                         AXA/AB DYNAMIC GROWTH/(1)/
 AB VPS INTERNATIONAL GROWTH            AXA/AB DYNAMIC MODERATE GROWTH/(1)/
 PORTFOLIO/(1)/                         AXA/AB SHORT DURATION GOVERNMENT
 AB VPS REAL ESTATE INVESTMENT          BOND/(1)/
 PORTFOLIO/(1)/                         AXA/AB SMALL CAP GROWTH/(1)/
 AB VPS SMALL/MID CAP VALUE             AXA/CLEARBRIDGE LARGE CAP GROWTH/(1)/
 PORTFOLIO/(1)/                         AXA/FRANKLIN BALANCED MANAGED
 ALL ASSET GROWTH-ALT 20/(1)/           VOLATILITY/(1)/
 ALPS | RED ROCKS LISTED PRIVATE        AXA/FRANKLIN SMALL CAP VALUE MANAGED
 EQUITY PORTFOLIO/(1)/                  VOLATILITY/(1)/
 AMERICAN CENTURY VP INFLATION          AXA/FRANKLIN TEMPLETON ALLOCATION
 PROTECTION FUND/(1)/                   MANAGED VOLATILITY/(1)/
 AMERICAN CENTURY VP LARGE COMPANY      AXA/GOLDMAN SACHS STRATEGIC
 VALUE/(1)/                             ALLOCATION/(1)/
 AMERICAN FUNDS INSURANCE SERIES(R)     AXA/INVESCO STRATEGIC ALLOCATION/(1)/
 ASSET ALLOCATION FUND/SM(1)/           AXA/JANUS ENTERPRISE/(1)/
 AMERICAN FUNDS INSURANCE SERIES(R)     AXA/JPMORGAN STRATEGIC ALLOCATION/(3)/
 BOND FUND/SM(1)/                       AXA/LEGG MASON STRATEGIC
 AMERICAN FUNDS INSURANCE SERIES(R)     ALLOCATION/(1)/
 GLOBAL GROWTH FUND/SM(1)/              AXA/LOOMIS SAYLES GROWTH/(1)/
 AMERICAN FUNDS INSURANCE SERIES(R)     AXA/TEMPLETON GLOBAL EQUITY MANAGED
 GLOBAL SMALL CAPITALIZATION            VOLATILITY/(1)/
 FUND/SM(1)/                            BLACKROCK GLOBAL ALLOCATION V.I.
 AMERICAN FUNDS INSURANCE SERIES(R)     FUND/(1)/
 GROWTH-INCOME FUND/SM(1)/              BLACKROCK LARGE CAP FOCUS GROWTH V.I.
 AMERICAN FUNDS INSURANCE SERIES(R)     FUND/(1)/
 INTERNATIONAL GROWTH AND INCOME        CHARTER/SM/ AGGRESSIVE GROWTH/(1)/
 FUND/SM(1)/                            CHARTER/SM/ CONSERVATIVE/(1)/
 AMERICAN FUNDS INSURANCE SERIES(R)     CHARTER/SM/ GROWTH/(1)/
 MANAGED RISK ASSET ALLOCATION          CHARTER/SM/ MODERATE/(1)/
 FUND/SM(1)/                            CHARTER/SM/ MODERATE GROWTH/(1)/
 AMERICAN FUNDS INSURANCE SERIES(R)     CHARTER/SM/ MULTI-SECTOR BOND/(1)/
 NEW WORLD FUND(R)/(1)/                 CHARTER/SM/ SMALL CAP GROWTH/(1)/
 AXA 400 MANAGED VOLATILITY/(1)/
 AXA 500 MANAGED VOLATILITY/(1)/
 AXA 2000 MANAGED VOLATILITY/(1)/

                                     FSA-2

 CHARTER/SM/ SMALL CAP VALUE/(1)/       FIDELITY(R) VIP MID CAP PORTFOLIO/(1)/
 CLEARBRIDGE VARIABLE AGGRESSIVE        FIDELITY(R) VIP STRATEGIC INCOME
 GROWTH PORTFOLIO/(1)/                  PORTFOLIO/(1)/
 CLEARBRIDGE VARIABLE APPRECIATION      FIRST TRUST MULTI INCOME ALLOCATION
 PORTFOLIO/(1)/                         PORTFOLIO/(1)/
 CLEARBRIDGE VARIABLE DIVIDEND          FIRST TRUST/DOW JONES DIVIDEND &
 STRATEGY PORTFOLIO/(1)/                INCOME ALLOCATION PORTFOLIO/(1)/
 CLEARBRIDGE VARIABLE MID CAP           FRANKLIN FOUNDING FUNDS ALLOCATION
 PORTFOLIO/(1)/                         VIP FUND/(1)/
 DELAWARE VIP(R) DIVERSIFIED INCOME     FRANKLIN INCOME VIP FUND/(1)/
 SERIES/(1)/                            FRANKLIN MUTUAL SHARES VIP FUND/(1)/
 DELAWARE VIP(R) EMERGING MARKETS       GUGGENHEIM VIF GLOBAL MANAGED FUTURES
 SERIES/(1)/                            STRATEGY FUND/(1)/
 DELAWARE VIP(R) LIMITED-TERM           GUGGENHEIM VIF MULTI-HEDGE STRATEGIES
 DIVERSIFIED INCOME SERIES/(1)/         FUND/(1)/
 EATON VANCE VT FLOATING-RATE INCOME    HARTFORD CAPITAL APPRECIATION HLS
 FUND/(1)/                              FUND/(1)/
 EQ/AMERICAN CENTURY MID CAP VALUE/(2)/ HARTFORD GROWTH OPPORTUNITIES HLS
 EQ/BLACKROCK BASIC VALUE EQUITY/(1)/   FUND/(1)/
 EQ/CAPITAL GUARDIAN RESEARCH/(1)/      INVESCO V.I. AMERICAN FRANCHISE
 EQ/CLEARBRIDGE SELECT EQUITY MANAGED   FUND/(1)/
 VOLATILITY/(1)/                        INVESCO V.I. BALANCED-RISK ALLOCATION
 EQ/COMMON STOCK INDEX/(1)/             FUND/(1)/
 EQ/CORE BOND INDEX/(1)/                INVESCO V.I. DIVERSIFIED DIVIDEND
 EQ/EMERGING MARKETS EQUITY PLUS/(1)/   FUND/(1)/
 EQ/EQUITY 500 INDEX/(1)/               INVESCO V.I. EQUITY AND INCOME
 EQ/FIDELITY INSTITUTIONAL AM/SM/       FUND/(1)/
 LARGE CAP/(2)/                         INVESCO V.I. HEALTH CARE FUND/(1)/
 EQ/FRANKLIN RISING DIVIDENDS/(2)/      INVESCO V.I. HIGH YIELD FUND/(1)/
 EQ/FRANKLIN STRATEGIC INCOME/(2)/      INVESCO V.I. MID CAP CORE EQUITY
 EQ/GLOBAL BOND PLUS/(1)/               FUND/(1)/
 EQ/GOLDMAN SACHS MID CAP VALUE/(2)/    INVESCO V.I. SMALL CAP EQUITY
 EQ/INTERMEDIATE GOVERNMENT BOND/(1)/   FUND/(1)/
 EQ/INTERNATIONAL EQUITY INDEX/(1)/     IVY VIP ASSET STRATEGY/(1)/
 EQ/INVESCO COMSTOCK/(1)/               IVY VIP GLOBAL EQUITY INCOME/(1)/
 EQ/INVESCO GLOBAL REAL ESTATE/(2)/     IVY VIP HIGH INCOME/(1)/
 EQ/INVESCO INTERNATIONAL GROWTH/(2)/   IVY VIP NATURAL RESOURCES/(1)/
 EQ/IVY ENERGY/(2)/                     IVY VIP SMALL CAP GROWTH/(1)/
 EQ/IVY MID CAP GROWTH/(2)/             JANUS HENDERSON BALANCED
 EQ/IVY SCIENCE AND TECHNOLOGY/(2)/     PORTFOLIO/(1)/
 EQ/JPMORGAN VALUE OPPORTUNITIES/(1)/   JANUS HENDERSON FLEXIBLE BOND
 EQ/LARGE CAP GROWTH INDEX/(1)/         PORTFOLIO/(1)/
 EQ/LARGE CAP VALUE INDEX/(1)/          JANUS HENDERSON U.S. LOW VOLATILITY
 EQ/LAZARD EMERGING MARKETS EQUITY/(2)/ PORTFOLIO/(1)/
 EQ/MFS INTERNATIONAL GROWTH/(1)/       JPMORGAN INSURANCE TRUST GLOBAL
 EQ/MFS INTERNATIONAL VALUE/(2)/        ALLOCATION PORTFOLIO/(1)/
 EQ/MFS TECHNOLOGY/(2)/                 JPMORGAN INSURANCE TRUST INCOME
 EQ/MFS UTILITIES SERIES/(2)/           BUILDER PORTFOLIO/(1)/
 EQ/MID CAP INDEX/(1)/                  LORD ABBETT SERIES FUND -- BOND
 EQ/MONEY MARKET/(1)/                   DEBENTURE PORTFOLIO/(1)/
 EQ/OPPENHEIMER GLOBAL/(1)/             LORD ABBETT SERIES FUND -- CLASSIC
 EQ/PIMCO GLOBAL REAL RETURN/(1)/       STOCK PORTFOLIO/(1)/
 EQ/PIMCO REAL RETURN/(2)/              LORD ABBETT SERIES FUND -- GROWTH
 EQ/PIMCO TOTAL RETURN/(2)/             OPPORTUNITIES PORTFOLIO/(1)/
 EQ/PIMCO ULTRA SHORT BOND/(1)/         MFS(R) INVESTORS TRUST SERIES/(1)/
 EQ/QUALITY BOND PLUS/(1)/              MFS(R) MASSACHUSETTS INVESTORS GROWTH
 EQ/SMALL COMPANY INDEX/(1)/            STOCK PORTFOLIO/(1)/
 EQ/T. ROWE PRICE GROWTH STOCK/(1)/     MFS(R) RESEARCH SERIES/(1)/
 EQ/T. ROWE PRICE HEALTH SCIENCES/(2)/  MFS(R) VALUE SERIES/(1)/
 EQ/UBS GROWTH & INCOME/(1)/            MULTIMANAGER AGGRESSIVE EQUITY/(1)/
 FEDERATED HIGH INCOME BOND FUND        MULTIMANAGER CORE BOND/(1)/
 II/(1)/                                MULTIMANAGER MID CAP GROWTH/(1)/
 FEDERATED KAUFMANN FUND II/(1)/        MULTIMANAGER MID CAP VALUE/(1)/
 FIDELITY(R) VIP ASSET MANAGER: GROWTH  MULTIMANAGER TECHNOLOGY/(1)/
 PORTFOLIO/(1)/                         NEUBERGER BERMAN INTERNATIONAL EQUITY
 FIDELITY(R) VIP FREEDOM 2015           PORTFOLIO/(1)/
 PORTFOLIO/(1)/                         NEUBERGER BERMAN U.S. EQUITY INDEX
 FIDELITY(R) VIP FREEDOM 2020           PUTWRITE STRATEGY PORTFOLIO/(1)/
 PORTFOLIO/(1)/                         PIMCO COMMODITYREALRETURN(R) STRATEGY
 FIDELITY(R) VIP FREEDOM 2025           PORTFOLIO/(1)/
 PORTFOLIO/(1)/                         PIMCO EMERGING MARKETS BOND
 FIDELITY(R) VIP FREEDOM 2030           PORTFOLIO/(1)/
 PORTFOLIO/(1)/                         PIMCO GLOBAL BOND OPPORTUNITIES
                                        PORTFOLIO (UNHEDGED)/(1)/
                                        PIMCO GLOBAL MULTI-ASSET MANAGED
                                        ALLOCATION PORTFOLIO/(1)/
                                        PIMCO INCOME PORTFOLIO/(2)/
                                        PROFUND VP BEAR/(1)/
                                        PROFUND VP BIOTECHNOLOGY/(1)/
                                        PUTNAM VT DIVERSIFIED INCOME FUND/(1)/
                                        PUTNAM VT GLOBAL ASSET ALLOCATION
                                        FUND/(1)/
                                        PUTNAM VT MULTI-ASSET ABSOLUTE RETURN
                                        FUND/(1)/
                                        PUTNAM VT RESEARCH FUND/(1)/
                                        QS LEGG MASON DYNAMIC MULTI-STRATEGY
                                        VIT PORTFOLIO/(1)/

                                     FSA-3

 SEI VP BALANCED STRATEGY FUND/(1)/     TEMPLETON DEVELOPING MARKETS VIP
 SEI VP CONSERVATIVE STRATEGY FUND/(1)/ FUND/(1)/
 SEI VP MARKET GROWTH STRATEGY          TEMPLETON FOREIGN VIP FUND/(1)/
 FUND/(1)/                              TEMPLETON GLOBAL BOND VIP FUND/(1)/
 SEI VP MARKET PLUS STRATEGY FUND/(1)/  TEMPLETON GROWTH VIP FUND/(1)/
 SEI VP MODERATE STRATEGY FUND/(1)/     VANECK VIP GLOBAL HARD ASSETS
 T. ROWE PRICE EQUITY INCOME            FUND/(1)/
 PORTFOLIO/(1)/                         VANECK VIP UNCONSTRAINED EMERGING
                                        MARKETS BOND FUND/(1)/
(1)Statements of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the two years in the period ended December 31, 2018.
(2)Statements of operations and of changes in net assets for the period
   October 22, 2018 (commencement of operations) through December 31, 2018.
(3)Statements of operations for the year ended December 31, 2018 and statements of changes in net assets for the year ended December 31, 2018. The variable investment option commenced its operations on November 20, 2017 but had no units at December 31, 2017.

BASIS FOR OPINIONS

These financial statements are the responsibility of AXA Equitable Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in Separate Account No. 70 of AXA Equitable Life Insurance Company based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in Separate Account No. 70 of AXA Equitable Life Insurance Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 15, 2019

We have served as the auditor of one or more of the subaccounts in Separate Account No. 70 of AXA Equitable Life Insurance Company since 2012.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

                                             1290 VT      1290 VT
                                 1290 VT   DOUBLELINE   DOUBLELINE                1290 VT   1290 VT GAMCO
                               CONVERTIBLE   DYNAMIC   OPPORTUNISTIC  1290 VT     EQUITY      MERGERS &
                               SECURITIES* ALLOCATION*     BOND*      ENERGY*     INCOME*   ACQUISITIONS*
                               ----------- ----------- ------------- ---------- ----------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $12,331,686 $15,267,469  $24,047,367  $3,830,357 $26,132,043  $17,348,004
Receivable for shares of the
 Portfolios sold..............          --       1,756           --          --         371           --
Receivable for policy-related
 transactions.................         316          --       20,457         328          --        2,692
                               ----------- -----------  -----------  ---------- -----------  -----------
   Total assets...............  12,332,002  15,269,225   24,067,824   3,830,685  26,132,414   17,350,696
                               ----------- -----------  -----------  ---------- -----------  -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........         316          --       20,099         328          --        2,692
Payable for policy-related
 transactions.................          --       1,756           --          --         371           --
                               ----------- -----------  -----------  ---------- -----------  -----------
   Total liabilities..........         316       1,756       20,099         328         371        2,692
                               ----------- -----------  -----------  ---------- -----------  -----------
NET ASSETS.................... $12,331,686 $15,267,469  $24,047,725  $3,830,357 $26,132,043  $17,348,004
                               =========== ===========  ===========  ========== ===========  ===========

NET ASSETS:
Accumulation unit values...... $ 2,933,845 $15,267,431  $24,047,725  $2,800,111 $26,131,277  $17,314,393
Retained by AXA Equitable in
 Separate Account No. 70......   9,397,841          38           --   1,030,246         766       33,611
                               ----------- -----------  -----------  ---------- -----------  -----------
TOTAL NET ASSETS.............. $12,331,686 $15,267,469  $24,047,725  $3,830,357 $26,132,043  $17,348,004
                               =========== ===========  ===========  ========== ===========  ===========

Investments in shares of the
 Portfolios, at cost.......... $12,719,614 $16,048,251  $24,906,216  $5,382,826 $38,433,397  $19,037,712

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                               1290 VT GAMCO  1290 VT     1290 VT LOW                 1290 VT MULTI-  1290 VT
                               SMALL COMPANY HIGH YIELD    VOLATILITY   1290 VT MICRO  ALTERNATIVE    NATURAL
                                  VALUE*       BOND*     GLOBAL EQUITY*     CAP*       STRATEGIES*   RESOURCES*
                               ------------- ----------- -------------- ------------- -------------- ----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $244,624,265  $13,910,157   $3,252,632      $65,963       $14,154     $5,819,519
Receivable for shares of the
 Portfolios sold..............        2,732           --           --           --            --             --
Receivable for policy-related
 transactions.................           --       18,167          616        6,824           599            282
                               ------------  -----------   ----------      -------       -------     ----------
   Total assets...............  244,626,997   13,928,324    3,253,248       72,787        14,753      5,819,801
                               ------------  -----------   ----------      -------       -------     ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........           --       18,044          519        6,824           599            271
Payable for policy-related
 transactions.................        2,732           --           --           --            --             --
                               ------------  -----------   ----------      -------       -------     ----------
   Total liabilities..........        2,732       18,044          519        6,824           599            271
                               ------------  -----------   ----------      -------       -------     ----------
NET ASSETS.................... $244,624,265  $13,910,280   $3,252,729      $65,963       $14,154     $5,819,530
                               ============  ===========   ==========      =======       =======     ==========

NET ASSETS:
Accumulation unit values...... $244,624,064  $13,910,280   $3,252,729      $65,963       $14,154     $5,819,530
Retained by AXA Equitable in
 Separate Account No. 70......          201           --           --           --            --             --
                               ------------  -----------   ----------      -------       -------     ----------
TOTAL NET ASSETS.............. $244,624,265  $13,910,280   $3,252,729      $65,963       $14,154     $5,819,530
                               ============  ===========   ==========      =======       =======     ==========

Investments in shares of the
 Portfolios, at cost.......... $269,149,900  $15,139,208   $3,281,269      $74,282       $14,459     $6,374,883

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                                     AB VPS
                                                                                                    BALANCED
                                                            1290 VT                    7TWELVE/TM/   WEALTH
                               1290 VT REAL 1290 VT SMALL  SMARTBETA  1290 VT SOCIALLY  BALANCED    STRATEGY
                                 ESTATE*     CAP VALUE*     EQUITY*     RESPONSIBLE*   PORTFOLIO   PORTFOLIO**
                               ------------ ------------- ----------- ---------------- ----------- -----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $12,114,297    $107,266    $15,900,130    $6,185,139    $55,915,561 $4,596,977
Receivable for shares of the
 Portfolios sold..............          --          10         27,504           599             --        534
Receivable for policy-related
 transactions.................         113          --             --            --         15,033         --
                               -----------    --------    -----------    ----------    ----------- ----------
   Total assets...............  12,114,410     107,276     15,927,634     6,185,738     55,930,594  4,597,511
                               -----------    --------    -----------    ----------    ----------- ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........          62          --             --            --         15,033         --
Payable for policy-related
 transactions.................          --           7         27,504           573             --        534
                               -----------    --------    -----------    ----------    ----------- ----------
   Total liabilities..........          62           7         27,504           573         15,033        534
                               -----------    --------    -----------    ----------    ----------- ----------
NET ASSETS.................... $12,114,348    $107,269    $15,900,130    $6,185,165    $55,915,561 $4,596,977
                               ===========    ========    ===========    ==========    =========== ==========

NET ASSETS:
Accumulation unit values...... $12,114,348    $107,269    $ 2,314,820    $6,185,165    $55,913,817 $4,595,981
Retained by AXA Equitable in
 Separate Account No. 70......          --          --     13,585,310            --          1,744        996
                               -----------    --------    -----------    ----------    ----------- ----------
TOTAL NET ASSETS.............. $12,114,348    $107,269    $15,900,130    $6,185,165    $55,915,561 $4,596,977
                               ===========    ========    ===========    ==========    =========== ==========

Investments in shares of the
 Portfolios, at cost.......... $12,955,311    $123,721    $14,418,271    $6,669,220    $56,204,047 $5,360,434

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                 AB VPS
                                 GLOBAL                     AB VPS
                                THEMATIC   AB VPS GROWTH INTERNATIONAL AB VPS REAL ESTATE AB VPS SMALL/
                                 GROWTH     AND INCOME      GROWTH         INVESTMENT     MID CAP VALUE   ALL ASSET
                               PORTFOLIO**  PORTFOLIO**   PORTFOLIO**     PORTFOLIO**      PORTFOLIO**  GROWTH-ALT 20*
                               ----------- ------------- ------------- ------------------ ------------- --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $1,309,735   $ 9,082,209   $7,139,772       $5,646,846      $4,259,258    $38,901,934
Receivable for shares of the
 Portfolios sold..............         --         2,828           --               --              --         36,109
Receivable for policy-related
 transactions.................     27,480            --        1,264            1,317           1,329             --
                               ----------   -----------   ----------       ----------      ----------    -----------
   Total assets...............  1,337,215     9,085,037    7,141,036        5,648,163       4,260,587     38,938,043
                               ----------   -----------   ----------       ----------      ----------    -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........     27,439            --        1,264            1,304           1,239             --
Payable for policy-related
 transactions.................         --         2,695           --               --              --         36,060
                               ----------   -----------   ----------       ----------      ----------    -----------
   Total liabilities..........     27,439         2,695        1,264            1,304           1,239         36,060
                               ----------   -----------   ----------       ----------      ----------    -----------
NET ASSETS.................... $1,309,776   $ 9,082,342   $7,139,772       $5,646,859      $4,259,348    $38,901,983
                               ==========   ===========   ==========       ==========      ==========    ===========

NET ASSETS:
Accumulation unit values...... $1,309,776   $ 9,082,342   $7,139,257       $5,646,859      $4,259,348    $38,901,983
Retained by AXA Equitable in
 Separate Account No. 70......         --            --          515               --              --             --
                               ----------   -----------   ----------       ----------      ----------    -----------
TOTAL NET ASSETS.............. $1,309,776   $ 9,082,342   $7,139,772       $5,646,859      $4,259,348    $38,901,983
                               ==========   ===========   ==========       ==========      ==========    ===========

Investments in shares of the
 Portfolios, at cost.......... $1,365,992   $10,253,831   $7,369,518       $6,284,964      $4,968,148    $41,119,673

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                               AMERICAN                AMERICAN FUNDS
                                 ALPS | RED   CENTURY VP   AMERICAN       INSURANCE    AMERICAN FUNDS  AMERICAN FUNDS
                                ROCKS LISTED  INFLATION   CENTURY VP   SERIES(R) ASSET   INSURANCE       INSURANCE
                               PRIVATE EQUITY PROTECTION LARGE COMPANY   ALLOCATION    SERIES(R) BOND SERIES(R) GLOBAL
                                 PORTFOLIO       FUND        VALUE        FUND/SM/        FUND/SM/    GROWTH FUND/SM/
                               -------------- ---------- ------------- --------------- -------------- ----------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....   $3,843,100   $7,905,777  $1,681,446     $70,115,229    $34,807,136     $10,929,014
Receivable for shares of the
 Portfolios sold..............           --           --         201              --         12,881              --
Receivable for policy-related
 transactions.................          152          698          --         152,917             --          58,152
                                 ----------   ----------  ----------     -----------    -----------     -----------
   Total assets...............    3,843,252    7,906,475   1,681,647      70,268,146     34,820,017      10,987,166
                                 ----------   ----------  ----------     -----------    -----------     -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........          152          698          --         152,917             --          58,099
Payable for policy-related
 transactions.................           --           --         201              --         12,881              --
                                 ----------   ----------  ----------     -----------    -----------     -----------
   Total liabilities..........          152          698         201         152,917         12,881          58,099
                                 ----------   ----------  ----------     -----------    -----------     -----------
NET ASSETS....................   $3,843,100   $7,905,777  $1,681,446     $70,115,229    $34,807,136     $10,929,067
                                 ==========   ==========  ==========     ===========    ===========     ===========

NET ASSETS:
Accumulation unit values......   $3,841,795   $7,905,771  $1,680,486     $70,115,200    $34,806,873     $10,929,067
Retained by AXA Equitable in
 Separate Account No. 70......        1,305            6         960              29            263              --
                                 ----------   ----------  ----------     -----------    -----------     -----------
TOTAL NET ASSETS..............   $3,843,100   $7,905,777  $1,681,446     $70,115,229    $34,807,136     $10,929,067
                                 ==========   ==========  ==========     ===========    ===========     ===========

Investments in shares of the
 Portfolios, at cost..........   $4,375,757   $8,281,882  $1,827,169     $74,875,721    $36,446,883     $12,542,461

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                  AMERICAN FUNDS
                                AMERICAN FUNDS                    AMERICAN FUNDS    INSURANCE
                                  INSURANCE                         INSURANCE       SERIES(R)
                               SERIES(R) GLOBAL  AMERICAN FUNDS     SERIES(R)      MANAGED RISK  AMERICAN FUNDS
                                    SMALL           INSURANCE     INTERNATIONAL       ASSET        INSURANCE
                                CAPITALIZATION  SERIES(R) GROWTH-   GROWTH AND      ALLOCATION   SERIES(R) NEW  AXA 400 MANAGED
                                   FUND/SM/      INCOME FUND/SM/  INCOME FUND/SM/    FUND/SM/    WORLD FUND(R)    VOLATILITY*
                               ---------------- ----------------- --------------  -------------- -------------- ---------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....   $16,863,683       $19,140,392      $6,876,404      $6,444,818    $51,491,688     $58,913,887
Receivable for shares of the
 Portfolios sold..............            --                --              --             745             --           6,194
Receivable for policy-related
 transactions.................        13,053            52,828          14,328              --         50,194              --
                                 -----------       -----------      ----------      ----------    -----------     -----------
   Total assets...............    16,876,736        19,193,220       6,890,732       6,445,563     51,541,882      58,920,081
                                 -----------       -----------      ----------      ----------    -----------     -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........        13,053            52,766          14,211              --         50,061              --
Payable for policy-related
 transactions.................            --                --              --             745             --           6,194
                                 -----------       -----------      ----------      ----------    -----------     -----------
   Total liabilities..........        13,053            52,766          14,211             745         50,061           6,194
                                 -----------       -----------      ----------      ----------    -----------     -----------
NET ASSETS....................   $16,863,683       $19,140,454      $6,876,521      $6,444,818    $51,491,821     $58,913,887
                                 ===========       ===========      ==========      ==========    ===========     ===========

NET ASSETS:
Accumulation unit values......   $16,862,756       $19,140,454      $6,876,521      $6,444,657    $51,491,821     $58,912,770
Retained by AXA Equitable in
 Separate Account No. 70......           927                --              --             161             --           1,117
                                 -----------       -----------      ----------      ----------    -----------     -----------
TOTAL NET ASSETS..............   $16,863,683       $19,140,454      $6,876,521      $6,444,818    $51,491,821     $58,913,887
                                 ===========       ===========      ==========      ==========    ===========     ===========

Investments in shares of the
 Portfolios, at cost..........   $18,792,832       $20,458,728      $7,343,326      $6,569,145    $53,486,661     $63,147,183

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                                          AXA
                                 AXA 500     AXA 2000                                                 CONSERVATIVE
                                 MANAGED      MANAGED   AXA AGGRESSIVE AXA AGGRESSIVE  AXA BALANCED      GROWTH
                               VOLATILITY*  VOLATILITY*  ALLOCATION*     STRATEGY*      STRATEGY*      STRATEGY*
                               ------------ ----------- -------------- -------------- -------------- --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $139,888,153 $60,107,142  $25,003,231   $3,434,709,808 $2,678,075,515 $1,198,319,544
Receivable for shares of the
 Portfolios sold..............       51,563      37,570           --               --        129,439         36,964
Receivable for policy-related
 transactions.................           --          --        7,999          886,121             --             --
                               ------------ -----------  -----------   -------------- -------------- --------------
   Total assets...............  139,939,716  60,144,712   25,011,230    3,435,595,929  2,678,204,954  1,198,356,508
                               ------------ -----------  -----------   -------------- -------------- --------------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........           --          --        7,999          886,121             --             --
Payable for policy-related
 transactions.................       51,563      37,570           --               --        129,439         36,964
                               ------------ -----------  -----------   -------------- -------------- --------------
   Total liabilities..........       51,563      37,570        7,999          886,121        129,439         36,964
                               ------------ -----------  -----------   -------------- -------------- --------------
NET ASSETS.................... $139,888,153 $60,107,142  $25,003,231   $3,434,709,808 $2,678,075,515 $1,198,319,544
                               ============ ===========  ===========   ============== ============== ==============

NET ASSETS:
Accumulation unit values...... $139,884,149 $60,104,567  $25,002,757   $3,434,707,020 $2,678,064,750 $1,198,312,094
Retained by AXA Equitable in
 Separate Account No. 70......        4,004       2,575          474            2,788         10,765          7,450
                               ------------ -----------  -----------   -------------- -------------- --------------
TOTAL NET ASSETS.............. $139,888,153 $60,107,142  $25,003,231   $3,434,709,808 $2,678,075,515 $1,198,319,544
                               ============ ===========  ===========   ============== ============== ==============

Investments in shares of the
 Portfolios, at cost.......... $120,132,295 $63,042,365  $27,478,213   $3,370,309,243 $2,615,359,073 $1,193,759,113

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                               AXA
                                                                          INTERNATIONAL      AXA           AXA
                                   AXA        AXA GLOBAL                      CORE      INTERNATIONAL INTERNATIONAL
                               CONSERVATIVE EQUITY MANAGED   AXA GROWTH      MANAGED       MANAGED    VALUE MANAGED
                                STRATEGY*    VOLATILITY*     STRATEGY*     VOLATILITY*   VOLATILITY*   VOLATILITY*
                               ------------ -------------- -------------- ------------- ------------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $582,463,424  $12,898,784   $4,017,176,226  $10,769,212   $87,057,845   $2,379,449
Receivable for shares of the
 Portfolios sold..............           --       21,259               --        1,983        22,530          280
Receivable for policy-related
 transactions.................      228,905           --          408,466           --            --           --
                               ------------  -----------   --------------  -----------   -----------   ----------
   Total assets...............  582,692,329   12,920,043    4,017,584,692   10,771,195    87,080,375    2,379,729
                               ------------  -----------   --------------  -----------   -----------   ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........      228,905           --          408,466           --            --           --
Payable for policy-related
 transactions.................           --       21,259               --        1,983        22,530          280
                               ------------  -----------   --------------  -----------   -----------   ----------
   Total liabilities..........      228,905       21,259          408,466        1,983        22,530          280
                               ------------  -----------   --------------  -----------   -----------   ----------
NET ASSETS.................... $582,463,424  $12,898,784   $4,017,176,226  $10,769,212   $87,057,845   $2,379,449
                               ============  ===========   ==============  ===========   ===========   ==========

NET ASSETS:
Accumulation unit values...... $582,462,974  $12,898,524   $4,017,171,785  $10,767,146   $87,055,763   $2,379,158
Retained by AXA Equitable in
 Separate Account No. 70......          450          260            4,441        2,066         2,082          291
                               ------------  -----------   --------------  -----------   -----------   ----------
TOTAL NET ASSETS.............. $582,463,424  $12,898,784   $4,017,176,226  $10,769,212   $87,057,845   $2,379,449
                               ============  ===========   ==============  ===========   ===========   ==========

Investments in shares of the
 Portfolios, at cost.......... $601,787,862  $13,069,093   $3,904,867,635  $11,116,277   $91,175,741   $2,593,796

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                             AXA LARGE CAP
                               AXA LARGE CAP    GROWTH     AXA LARGE CAP  AXA MID CAP                AXA MODERATE
                               CORE MANAGED     MANAGED    VALUE MANAGED VALUE MANAGED AXA MODERATE     GROWTH
                                VOLATILITY*   VOLATILITY*   VOLATILITY*   VOLATILITY*  ALLOCATION*    STRATEGY*
                               ------------- ------------- ------------- ------------- ------------ --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....  $8,197,224    $21,004,126   $20,219,711   $14,305,835  $152,677,242 $5,690,475,168
Receivable for shares of the
 Portfolios sold..............       1,046         31,484            --            --            --        993,675
Receivable for policy-related
 transactions.................          --             --        14,284        10,980     1,211,547             --
                                ----------    -----------   -----------   -----------  ------------ --------------
   Total assets...............   8,198,270     21,035,610    20,233,995    14,316,815   153,888,789  5,691,468,843
                                ----------    -----------   -----------   -----------  ------------ --------------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........          --             --        14,284        10,980     1,211,547             --
Payable for policy-related
 transactions.................       1,046         31,484            --            --            --        993,675
                                ----------    -----------   -----------   -----------  ------------ --------------
   Total liabilities..........       1,046         31,484        14,284        10,980     1,211,547        993,675
                                ----------    -----------   -----------   -----------  ------------ --------------
NET ASSETS....................  $8,197,224    $21,004,126   $20,219,711   $14,305,835  $152,677,242 $5,690,475,168
                                ==========    ===========   ===========   ===========  ============ ==============

NET ASSETS:
Accumulation unit values......  $8,196,652    $21,002,872   $20,219,524   $14,305,458  $152,607,303 $5,690,463,879
Retained by AXA Equitable in
 Separate Account No. 70......         572          1,254           187           377        69,939         11,289
                                ----------    -----------   -----------   -----------  ------------ --------------
TOTAL NET ASSETS..............  $8,197,224    $21,004,126   $20,219,711   $14,305,835  $152,677,242 $5,690,475,168
                                ==========    ===========   ===========   ===========  ============ ==============

Investments in shares of the
 Portfolios, at cost..........  $8,510,579    $20,669,854   $20,478,197   $16,360,789  $165,603,965 $5,409,826,109

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                                         AXA/AB SHORT
                               AXA MODERATE-   AXA ULTRA    AXA/AB DYNAMIC                AXA/AB DYNAMIC   DURATION
                                   PLUS       CONSERVATIVE    AGGRESSIVE   AXA/AB DYNAMIC    MODERATE     GOVERNMENT
                                ALLOCATION*    STRATEGY*       GROWTH*        GROWTH*        GROWTH*        BOND*
                               ------------- -------------- -------------- -------------- -------------- ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....  $57,026,105  $1,079,599,551  $82,653,488    $602,292,655  $2,350,649,320  $3,171,651
Receivable for shares of the
 Portfolios sold..............       58,470              --           --              --         247,537          --
Receivable for policy-related
 transactions.................           --       3,956,432      399,543         627,772              --     240,326
                                -----------  --------------  -----------    ------------  --------------  ----------
   Total assets...............   57,084,575   1,083,555,983   83,053,031     602,920,427   2,350,896,857   3,411,977
                                -----------  --------------  -----------    ------------  --------------  ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........           --       3,933,917      399,228         627,642              --     240,233
Payable for policy-related
 transactions.................       58,470              --           --              --         247,537          --
                                -----------  --------------  -----------    ------------  --------------  ----------
   Total liabilities..........       58,470       3,933,917      399,228         627,642         247,537     240,233
                                -----------  --------------  -----------    ------------  --------------  ----------
NET ASSETS....................  $57,026,105  $1,079,622,066  $82,653,803    $602,292,785  $2,350,649,320  $3,171,744
                                ===========  ==============  ===========    ============  ==============  ==========

NET ASSETS:
Accumulation unit values......  $57,014,837  $1,079,622,066  $82,653,803    $602,292,785  $2,350,637,070  $3,171,744
Retained by AXA Equitable in
 Separate Account No. 70......       11,268              --           --              --          12,250          --
                                -----------  --------------  -----------    ------------  --------------  ----------
TOTAL NET ASSETS..............  $57,026,105  $1,079,622,066  $82,653,803    $602,292,785  $2,350,649,320  $3,171,744
                                ===========  ==============  ===========    ============  ==============  ==========

Investments in shares of the
 Portfolios, at cost..........  $62,559,488  $1,083,356,763  $90,292,055    $603,920,091  $2,311,440,749  $3,186,505

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                   AXA/FRANKLIN
                                               AXA/     AXA/FRANKLIN AXA/FRANKLIN   TEMPLETON   AXA/GOLDMAN
                                            CLEARBRIDGE   BALANCED     SMALL CAP    ALLOCATION     SACHS
                               AXA/AB SMALL  LARGE CAP    MANAGED    VALUE MANAGED   MANAGED     STRATEGIC
                               CAP GROWTH*    GROWTH*   VOLATILITY*   VOLATILITY*  VOLATILITY*  ALLOCATION*
                               ------------ ----------- ------------ ------------- ------------ ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $65,526,437  $71,192,658  $8,947,846   $ 8,716,269  $10,103,752  $504,559,026
Receivable for shares of the
 Portfolios sold..............          --       11,997       5,771            --        6,364            --
Receivable for policy-related
 transactions.................       8,299           --          --        12,384           --     1,153,150
                               -----------  -----------  ----------   -----------  -----------  ------------
   Total assets...............  65,534,736   71,204,655   8,953,617     8,728,653   10,110,116   505,712,176
                               -----------  -----------  ----------   -----------  -----------  ------------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........       8,299           --          --        12,384           --     1,152,837
Payable for policy-related
 transactions.................          --       11,997       5,771            --        6,364            --
                               -----------  -----------  ----------   -----------  -----------  ------------
   Total liabilities..........       8,299       11,997       5,771        12,384        6,364     1,152,837
                               -----------  -----------  ----------   -----------  -----------  ------------
NET ASSETS.................... $65,526,437  $71,192,658  $8,947,846   $ 8,716,269  $10,103,752  $504,559,339
                               ===========  ===========  ==========   ===========  ===========  ============

NET ASSETS:
Accumulation unit values...... $65,526,318  $71,190,744  $8,947,311   $ 8,715,720  $10,103,361  $504,559,339
Retained by AXA Equitable in
 Separate Account No. 70......         119        1,914         535           549          391            --
                               -----------  -----------  ----------   -----------  -----------  ------------
TOTAL NET ASSETS.............. $65,526,437  $71,192,658  $8,947,846   $ 8,716,269  $10,103,752  $504,559,339
                               ===========  ===========  ==========   ===========  ===========  ============

Investments in shares of the
 Portfolios, at cost.......... $80,374,571  $76,495,013  $9,341,044   $10,175,605  $12,326,163  $518,182,376

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                                AXA/TEMPLETON
                               AXA/INVESCO              AXA/JPMORGAN AXA/LEGG MASON AXA/LOOMIS  GLOBAL EQUITY
                                STRATEGIC    AXA/JANUS   STRATEGIC     STRATEGIC      SAYLES       MANAGED
                               ALLOCATION*  ENTERPRISE* ALLOCATION*   ALLOCATION*    GROWTH*     VOLATILITY*
                               ------------ ----------- ------------ -------------- ----------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $251,973,280 $51,796,500 $69,109,509   $162,944,693  $74,875,940  $14,060,344
Receivable for shares of the
 Portfolios sold..............       33,526          --          --             --       25,530        7,687
Receivable for policy-related
 transactions.................           --      59,180     526,664        408,036           --           --
                               ------------ ----------- -----------   ------------  -----------  -----------
   Total assets...............  252,006,806  51,855,680  69,636,173    163,352,729   74,901,470   14,068,031
                               ------------ ----------- -----------   ------------  -----------  -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........           --      59,180     526,463        407,820           --           --
Payable for policy-related
 transactions.................       33,427          --          --             --       25,530        7,687
                               ------------ ----------- -----------   ------------  -----------  -----------
   Total liabilities..........       33,427      59,180     526,463        407,820       25,530        7,687
                               ------------ ----------- -----------   ------------  -----------  -----------
NET ASSETS.................... $251,973,379 $51,796,500 $69,109,710   $162,944,909  $74,875,940  $14,060,344
                               ============ =========== ===========   ============  ===========  ===========

NET ASSETS:
Accumulation unit values...... $251,973,379 $51,795,947 $69,109,710   $162,944,820  $74,860,406  $14,059,493
Retained by AXA Equitable in
 Separate Account No. 70......           --         553          --             89       15,534          851
                               ------------ ----------- -----------   ------------  -----------  -----------
TOTAL NET ASSETS.............. $251,973,379 $51,796,500 $69,109,710   $162,944,909  $74,875,940  $14,060,344
                               ============ =========== ===========   ============  ===========  ===========

Investments in shares of the
 Portfolios, at cost.......... $256,131,349 $55,352,405 $73,144,256   $168,280,165  $75,889,193  $15,119,840

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018


                                                      BLACKROCK     BLACKROCK
                                                       GLOBAL       LARGE CAP   CHARTER/SM/
                                                   ALLOCATION V.I. FOCUS GROWTH AGGRESSIVE   CHARTER/SM/  CHARTER/SM/ CHARTER/SM/
                                                        FUND        V.I. FUND    GROWTH*    CONSERVATIVE*  GROWTH*    MODERATE*
                                                   --------------- ------------ ----------  ------------- ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $104,286,403   $55,832,773  $6,961,591   $31,599,348  $14,854,879 $32,550,256
Receivable for shares of the Portfolios sold......            --            --          --            --           --     153,461
Receivable for policy-related transactions........           358         8,373      59,288        18,779       39,051          --
                                                    ------------   -----------  ----------   -----------  ----------- -----------
   Total assets...................................   104,286,761    55,841,146   7,020,879    31,618,127   14,893,930  32,703,717
                                                    ------------   -----------  ----------   -----------  ----------- -----------

LIABILITIES:
Payable for shares of the Portfolios purchased....           358         8,373      59,278        18,739       39,051          --
Payable for policy-related transactions...........            --            --          --            --           --     153,426
                                                    ------------   -----------  ----------   -----------  ----------- -----------
   Total liabilities..............................           358         8,373      59,278        18,739       39,051     153,426
                                                    ------------   -----------  ----------   -----------  ----------- -----------
NET ASSETS........................................  $104,286,403   $55,832,773  $6,961,601   $31,599,388  $14,854,879 $32,550,291
                                                    ============   ===========  ==========   ===========  =========== ===========

NET ASSETS:
Accumulation unit values..........................  $104,284,720   $55,832,605  $6,961,601   $31,599,388  $14,854,846 $32,550,291
Retained by AXA Equitable in Separate Account
 No. 70...........................................         1,683           168          --            --           33          --
                                                    ------------   -----------  ----------   -----------  ----------- -----------
TOTAL NET ASSETS..................................  $104,286,403   $55,832,773  $6,961,601   $31,599,388  $14,854,879 $32,550,291
                                                    ============   ===========  ==========   ===========  =========== ===========

Investments in shares of the Portfolios, at cost..  $114,758,584   $63,249,434  $7,374,714   $32,573,228  $15,696,750 $33,781,158

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                CLEARBRIDGE
                                                                                 VARIABLE   CLEARBRIDGE
                               CHARTER/SM/ CHARTER/SM/  CHARTER/SM/ CHARTER/SM/ AGGRESSIVE    VARIABLE
                                MODERATE   MULTI-SECTOR SMALL CAP   SMALL CAP     GROWTH    APPRECIATION
                                GROWTH*       BOND*      GROWTH*      VALUE*     PORTFOLIO   PORTFOLIO
                               ----------- ------------ ----------  ----------- ----------- ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $28,269,942  $1,441,065  $8,820,478  $14,643,414 $46,680,002 $13,830,641
Receivable for shares of the
 Portfolios sold..............     152,066         166          --           --          --          --
Receivable for policy-related
 transactions.................          --          --       1,616        3,873      19,073       1,120
                               -----------  ----------  ----------  ----------- ----------- -----------
   Total assets...............  28,422,008   1,441,231   8,822,094   14,647,287  46,699,075  13,831,761
                               -----------  ----------  ----------  ----------- ----------- -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........          --          --       1,616        3,873      19,073       1,059
Payable for policy-related
 transactions.................     152,025         166          --           --          --          --
                               -----------  ----------  ----------  ----------- ----------- -----------
   Total liabilities..........     152,025         166       1,616        3,873      19,073       1,059
                               -----------  ----------  ----------  ----------- ----------- -----------
NET ASSETS.................... $28,269,983  $1,441,065  $8,820,478  $14,643,414 $46,680,002 $13,830,702
                               ===========  ==========  ==========  =========== =========== ===========

NET ASSETS:
Accumulation unit values...... $28,269,983  $1,440,631  $8,819,905  $14,641,018 $46,679,564 $13,830,702
Retained by AXA Equitable in
 Separate Account No. 70......          --         434         573        2,396         438          --
                               -----------  ----------  ----------  ----------- ----------- -----------
TOTAL NET ASSETS.............. $28,269,983  $1,441,065  $8,820,478  $14,643,414 $46,680,002 $13,830,702
                               ===========  ==========  ==========  =========== =========== ===========

Investments in shares of the
 Portfolios, at cost.......... $29,491,159  $1,505,414  $9,539,352  $15,790,531 $55,733,217 $13,543,703

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                               CLEARBRIDGE
                                VARIABLE                                                 DELAWARE VIP(R)
                                DIVIDEND    CLEARBRIDGE  DELAWARE VIP(R) DELAWARE VIP(R)  LIMITED-TERM   EATON VANCE VT
                                STRATEGY   VARIABLE MID    DIVERSIFIED      EMERGING       DIVERSIFIED   FLOATING-RATE
                                PORTFOLIO  CAP PORTFOLIO  INCOME SERIES  MARKETS SERIES   INCOME SERIES   INCOME FUND
                               ----------- ------------- --------------- --------------- --------------- --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $31,531,969  $4,270,473     $18,330,585     $4,378,718      $ 9,895,997    $46,226,482
Receivable for shares of the
 Portfolios sold..............          --          --           1,335             --               --             --
Receivable for policy-related
 transactions.................      35,137       2,786              --         19,859            1,961         88,302
                               -----------  ----------     -----------     ----------      -----------    -----------
   Total assets...............  31,567,106   4,273,259      18,331,920      4,398,577        9,897,958     46,314,784
                               -----------  ----------     -----------     ----------      -----------    -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........      35,021       2,786              --         19,859            1,961         88,302
Payable for policy-related
 transactions.................          --          --           1,335             --               --             --
                               -----------  ----------     -----------     ----------      -----------    -----------
   Total liabilities..........      35,021       2,786           1,335         19,859            1,961         88,302
                               -----------  ----------     -----------     ----------      -----------    -----------
NET ASSETS.................... $31,532,085  $4,270,473     $18,330,585     $4,378,718      $ 9,895,997    $46,226,482
                               ===========  ==========     ===========     ==========      ===========    ===========

NET ASSETS:
Accumulation unit values...... $31,532,085  $4,270,463     $18,311,124     $4,376,029      $ 9,884,799    $46,214,301
Retained by AXA Equitable in
 Separate Account No. 70......          --          10          19,461          2,689           11,198         12,181
                               -----------  ----------     -----------     ----------      -----------    -----------
TOTAL NET ASSETS.............. $31,532,085  $4,270,473     $18,330,585     $4,378,718      $ 9,895,997    $46,226,482
                               ===========  ==========     ===========     ==========      ===========    ===========

Investments in shares of the
 Portfolios, at cost.......... $31,005,660  $4,658,284     $19,121,713     $4,935,255      $10,128,935    $47,912,799

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                        EQ/CLEARBRIDGE
                                 EQ/AMERICAN   EQ/BLACKROCK EQ/CAPITAL  SELECT EQUITY
                               CENTURY MID CAP BASIC VALUE   GUARDIAN      MANAGED      EQ/COMMON   EQ/CORE BOND
                                   VALUE*        EQUITY*    RESEARCH*    VOLATILITY*   STOCK INDEX*    INDEX*
                               --------------- ------------ ----------- -------------- ------------ ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....  $125,174,483   $127,546,565 $16,253,954   $4,318,862   $55,569,813  $299,414,444
Receivable for shares of the
 Portfolios sold..............            --             --      13,975          289            --            --
Receivable for policy-related
 transactions.................        30,121         27,602          --           --        56,767        23,377
                                ------------   ------------ -----------   ----------   -----------  ------------
   Total assets...............   125,204,604    127,574,167  16,267,929    4,319,151    55,626,580   299,437,821
                                ------------   ------------ -----------   ----------   -----------  ------------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........        30,121         27,602          --           --        56,625        23,377
Payable for policy-related
 transactions.................            --             --      13,975          289            --            --
                                ------------   ------------ -----------   ----------   -----------  ------------
   Total liabilities..........        30,121         27,602      13,975          289        56,625        23,377
                                ------------   ------------ -----------   ----------   -----------  ------------
NET ASSETS....................  $125,174,483   $127,546,565 $16,253,954   $4,318,862   $55,569,955  $299,414,444
                                ============   ============ ===========   ==========   ===========  ============

NET ASSETS:
Accumulation unit values......  $125,143,308   $127,523,111 $16,246,826   $4,318,856   $55,569,955  $299,405,969
Retained by AXA Equitable in
 Separate Account No. 70......        31,175         23,454       7,128            6            --         8,475
                                ------------   ------------ -----------   ----------   -----------  ------------
TOTAL NET ASSETS..............  $125,174,483   $127,546,565 $16,253,954   $4,318,862   $55,569,955  $299,414,444
                                ============   ============ ===========   ==========   ===========  ============

Investments in shares of the
 Portfolios, at cost..........  $140,527,362   $131,314,313 $16,358,688   $6,216,865   $55,424,991  $309,839,802

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                EQ/EMERGING                     EQ/FIDELITY      EQ/FRANKLIN EQ/FRANKLIN
                               MARKETS EQUITY EQ/EQUITY 500 INSTITUTIONAL AM/SM/   RISING     STRATEGIC  EQ/GLOBAL
                                   PLUS*         INDEX*         LARGE CAP*       DIVIDENDS*    INCOME*   BOND PLUS*
                               -------------- ------------- -------------------  ----------- ----------- ----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....   $7,441,476   $317,618,156     $151,015,488      $75,712,411 $56,671,487 $8,279,485
Receivable for shares of the
 Portfolios sold..............           --             --               --               --     138,222        455
Receivable for policy-related
 transactions.................       44,377        674,149           14,061           11,674          --         --
                                 ----------   ------------     ------------      ----------- ----------- ----------
   Total assets...............    7,485,853    318,292,305      151,029,549       75,724,085  56,809,709  8,279,940
                                 ----------   ------------     ------------      ----------- ----------- ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........       44,336        674,149           14,061           10,984          --         --
Payable for policy-related
 transactions.................           --             --               --               --     138,222        455
                                 ----------   ------------     ------------      ----------- ----------- ----------
   Total liabilities..........       44,336        674,149           14,061           10,984     138,222        455
                                 ----------   ------------     ------------      ----------- ----------- ----------
NET ASSETS....................   $7,441,517   $317,618,156     $151,015,488      $75,713,101 $56,671,487 $8,279,485
                                 ==========   ============     ============      =========== =========== ==========

NET ASSETS:
Accumulation unit values......   $7,441,517   $317,572,209     $150,996,694      $75,713,101 $56,644,507 $8,279,126
Retained by AXA Equitable in
 Separate Account No. 70......           --         45,947           18,794               --      26,980        359
                                 ----------   ------------     ------------      ----------- ----------- ----------
TOTAL NET ASSETS..............   $7,441,517   $317,618,156     $151,015,488      $75,713,101 $56,671,487 $8,279,485
                                 ==========   ============     ============      =========== =========== ==========

Investments in shares of the
 Portfolios, at cost..........   $8,409,111   $304,523,382     $170,548,806      $81,681,266 $57,778,134 $8,672,822

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                               EQ/GOLDMAN  EQ/INTERMEDIATE                              EQ/INVESCO   EQ/INVESCO
                               SACHS MID     GOVERNMENT    EQ/INTERNATIONAL EQ/INVESCO  GLOBAL REAL INTERNATIONAL
                               CAP VALUE*       BOND*       EQUITY INDEX*   COMSTOCK*     ESTATE*      GROWTH*
                               ----------- --------------- ---------------- ----------- ----------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $24,195,448  $111,963,778     $43,180,799    $42,833,504 $66,530,213  $42,017,538
Receivable for shares of the
 Portfolios sold..............          --        51,228              --             --          --           --
Receivable for policy-related
 transactions.................      11,649            --          21,431         59,861      17,830       40,439
                               -----------  ------------     -----------    ----------- -----------  -----------
   Total assets...............  24,207,097   112,015,006      43,202,230     42,893,365  66,548,043   42,057,977
                               -----------  ------------     -----------    ----------- -----------  -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........      11,649            --          21,380         59,861      17,830       40,218
Payable for policy-related
 transactions.................          --        51,228              --             --          --           --
                               -----------  ------------     -----------    ----------- -----------  -----------
   Total liabilities..........      11,649        51,228          21,380         59,861      17,830       40,218
                               -----------  ------------     -----------    ----------- -----------  -----------
NET ASSETS.................... $24,195,448  $111,963,778     $43,180,850    $42,833,504 $66,530,213  $42,017,759
                               ===========  ============     ===========    =========== ===========  ===========

NET ASSETS:
Accumulation unit values...... $24,184,874  $111,961,909     $43,180,850    $42,832,579 $66,529,823  $42,017,759
Retained by AXA Equitable in
 Separate Account No. 70......      10,574         1,869              --            925         390           --
                               -----------  ------------     -----------    ----------- -----------  -----------
TOTAL NET ASSETS.............. $24,195,448  $111,963,778     $43,180,850    $42,833,504 $66,530,213  $42,017,759
                               ===========  ============     ===========    =========== ===========  ===========

Investments in shares of the
 Portfolios, at cost.......... $26,720,174  $113,986,961     $48,722,400    $44,222,842 $67,750,577  $44,335,346

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                             EQ/IVY SCIENCE  EQ/JPMORGAN
                                              EQ/IVY MID CAP      AND           VALUE      EQ/LARGE CAP  EQ/LARGE CAP
                               EQ/IVY ENERGY*    GROWTH*      TECHNOLOGY*   OPPORTUNITIES* GROWTH INDEX* VALUE INDEX*
                               -------------- -------------- -------------- -------------- ------------- ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....  $21,297,646    $56,849,868    $78,635,570    $17,562,016    $69,808,522  $39,820,128
Receivable for shares of the
 Portfolios sold..............           --         28,934          1,320             --             --       24,634
Receivable for policy-related
 transactions.................      240,276             --             --         11,507         60,596           --
                                -----------    -----------    -----------    -----------    -----------  -----------
   Total assets...............   21,537,922     56,878,802     78,636,890     17,573,523     69,869,118   39,844,762
                                -----------    -----------    -----------    -----------    -----------  -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........      240,074             --             --         11,507         60,471           --
Payable for policy-related
 transactions.................           --         28,934          1,259             --             --       24,634
                                -----------    -----------    -----------    -----------    -----------  -----------
   Total liabilities..........      240,074         28,934          1,259         11,507         60,471       24,634
                                -----------    -----------    -----------    -----------    -----------  -----------
NET ASSETS....................  $21,297,848    $56,849,868    $78,635,631    $17,562,016    $69,808,647  $39,820,128
                                ===========    ===========    ===========    ===========    ===========  ===========

NET ASSETS:
Accumulation unit values......  $21,297,782    $56,849,004    $78,635,631    $17,561,732    $69,808,647  $39,793,857
Retained by AXA Equitable in
 Separate Account No. 70......           66            864             --            284             --       26,271
                                -----------    -----------    -----------    -----------    -----------  -----------
TOTAL NET ASSETS..............  $21,297,848    $56,849,868    $78,635,631    $17,562,016    $69,808,647  $39,820,128
                                ===========    ===========    ===========    ===========    ===========  ===========

Investments in shares of the
 Portfolios, at cost..........  $31,207,753    $62,355,459    $88,854,025    $20,850,074    $69,946,680  $43,645,582

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                  EQ/LAZARD       EQ/MFS        EQ/MFS
                                  EMERGING     INTERNATIONAL INTERNATIONAL   EQ/MFS    EQ/MFS UTILITIES EQ/MID CAP
                               MARKETS EQUITY*    GROWTH*       VALUE*     TECHNOLOGY*     SERIES*        INDEX*
                               --------------- ------------- ------------- ----------- ---------------- -----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....   $79,676,701    $50,555,529  $211,747,335  $33,121,314   $50,222,840    $82,404,053
Receivable for shares of the
 Portfolios sold..............            --             --            --        5,061        15,334             --
Receivable for policy-related
 transactions.................        19,949         10,022        35,969           --            --        130,020
                                 -----------    -----------  ------------  -----------   -----------    -----------
   Total assets...............    79,696,650     50,565,551   211,783,304   33,126,375    50,238,174     82,534,073
                                 -----------    -----------  ------------  -----------   -----------    -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........        19,949          9,968        35,969           --            --        130,020
Payable for policy-related
 transactions.................            --             --            --        5,061        15,032             --
                                 -----------    -----------  ------------  -----------   -----------    -----------
   Total liabilities..........        19,949          9,968        35,969        5,061        15,032        130,020
                                 -----------    -----------  ------------  -----------   -----------    -----------
NET ASSETS....................   $79,676,701    $50,555,583  $211,747,335  $33,121,314   $50,223,142    $82,404,053
                                 ===========    ===========  ============  ===========   ===========    ===========

NET ASSETS:
Accumulation unit values......   $79,665,820    $50,555,583  $211,735,855  $33,121,148   $50,223,142    $82,361,000
Retained by AXA Equitable in
 Separate Account No. 70......        10,881             --        11,480          166            --         43,053
                                 -----------    -----------  ------------  -----------   -----------    -----------
TOTAL NET ASSETS..............   $79,676,701    $50,555,583  $211,747,335  $33,121,314   $50,223,142    $82,404,053
                                 ===========    ===========  ============  ===========   ===========    ===========

Investments in shares of the
 Portfolios, at cost..........   $80,686,983    $55,663,442  $221,209,814  $36,847,985   $52,194,446    $96,421,973

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                            EQ/PIMCO
                                 EQ/MONEY   EQ/OPPENHEIMER GLOBAL REAL EQ/PIMCO REAL EQ/PIMCO TOTAL EQ/PIMCO ULTRA
                                 MARKET*       GLOBAL*       RETURN*      RETURN*       RETURN*      SHORT BOND*
                               ------------ -------------- ----------- ------------- -------------- --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $121,541,448  $72,309,489   $24,895,802  $48,455,832   $165,338,588   $44,737,347
Receivable for shares of the
 Portfolios sold..............    1,001,886           --            --       13,432             --            --
Receivable for policy-related
 transactions.................           --       76,820        20,761           --         58,829       105,610
                               ------------  -----------   -----------  -----------   ------------   -----------
   Total assets...............  122,543,334   72,386,309    24,916,563   48,469,264    165,397,417    44,842,957
                               ------------  -----------   -----------  -----------   ------------   -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........           --       76,820        20,636           --         58,829       105,610
Payable for policy-related
 transactions.................    1,001,886           --            --       13,432             --            --
                               ------------  -----------   -----------  -----------   ------------   -----------
   Total liabilities..........    1,001,886       76,820        20,636       13,432         58,829       105,610
                               ------------  -----------   -----------  -----------   ------------   -----------
NET ASSETS.................... $121,541,448  $72,309,489   $24,895,927  $48,455,832   $165,338,588   $44,737,347
                               ============  ===========   ===========  ===========   ============   ===========

NET ASSETS:
Accumulation unit values...... $121,515,661  $72,309,341   $24,895,927  $48,416,140   $165,330,477   $44,723,690
Retained by AXA Equitable in
 Separate Account No. 70......       25,787          148            --       39,692          8,111        13,657
                               ------------  -----------   -----------  -----------   ------------   -----------
TOTAL NET ASSETS.............. $121,541,448  $72,309,489   $24,895,927  $48,455,832   $165,338,588   $44,737,347
                               ============  ===========   ===========  ===========   ============   ===========

Investments in shares of the
 Portfolios, at cost.......... $121,539,342  $71,670,598   $25,640,510  $48,620,609   $164,333,057   $45,265,897

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                               EQ/T. ROWE PRICE               FEDERATED HIGH
                               EQ/QUALITY BOND    EQ/SMALL    EQ/T. ROWE PRICE      HEALTH      EQ/UBS GROWTH  INCOME BOND
                                    PLUS*      COMPANY INDEX*  GROWTH STOCK*      SCIENCES*       & INCOME*      FUND II
                               --------------- -------------- ---------------- ---------------- ------------- --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....   $26,332,038    $59,521,321     $213,058,168     $145,114,574    $5,776,436    $20,290,269
Receivable for shares of the
 Portfolios sold..............         9,335             --               --               --           604             --
Receivable for policy-related
 transactions.................            --        128,781          143,196           79,708            --         12,378
                                 -----------    -----------     ------------     ------------    ----------    -----------
   Total assets...............    26,341,373     59,650,102      213,201,364      145,194,282     5,777,040     20,302,647
                                 -----------    -----------     ------------     ------------    ----------    -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........            --        128,781          143,196           79,708            --         12,378
Payable for policy-related
 transactions.................         9,335             --               --               --           604             --
                                 -----------    -----------     ------------     ------------    ----------    -----------
   Total liabilities..........         9,335        128,781          143,196           79,708           604         12,378
                                 -----------    -----------     ------------     ------------    ----------    -----------
NET ASSETS....................   $26,332,038    $59,521,321     $213,058,168     $145,114,574    $5,776,436    $20,290,269
                                 ===========    ===========     ============     ============    ==========    ===========

NET ASSETS:
Accumulation unit values......   $26,331,653    $59,474,707     $213,057,124     $145,114,120    $5,775,922    $20,289,917
Retained by AXA Equitable in
 Separate Account No. 70......           385         46,614            1,044              454           514            352
                                 -----------    -----------     ------------     ------------    ----------    -----------
TOTAL NET ASSETS..............   $26,332,038    $59,521,321     $213,058,168     $145,114,574    $5,776,436    $20,290,269
                                 ===========    ===========     ============     ============    ==========    ===========

Investments in shares of the
 Portfolios, at cost..........   $26,853,955    $72,497,782     $209,246,552     $161,386,939    $6,553,434    $21,795,654

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                           FIDELITY(R) VIP
                                FEDERATED  ASSET MANAGER:  FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                KAUFMANN       GROWTH       FREEDOM 2015    FREEDOM 2020    FREEDOM 2025    FREEDOM 2030
                                 FUND II      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                               ----------- --------------- --------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $12,343,764    $596,646        $433,861       $1,355,243      $1,486,832       $808,189
Receivable for shares of the
 Portfolios sold..............          --          70              53              158             171            100
Receivable for policy-related
 transactions.................      29,439          --              --               --              --             --
                               -----------    --------        --------       ----------      ----------       --------
   Total assets...............  12,373,203     596,716         433,914        1,355,401       1,487,003        808,289
                               -----------    --------        --------       ----------      ----------       --------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........      29,439          --              --               --              --             --
Payable for policy-related
 transactions.................          --          70              53              158             171            100
                               -----------    --------        --------       ----------      ----------       --------
   Total liabilities..........      29,439          70              53              158             171            100
                               -----------    --------        --------       ----------      ----------       --------
NET ASSETS.................... $12,343,764    $596,646        $433,861       $1,355,243      $1,486,832       $808,189
                               ===========    ========        ========       ==========      ==========       ========

NET ASSETS:
Accumulation unit values...... $12,342,940    $596,342        $433,559       $1,354,980      $1,486,567       $807,897
Retained by AXA Equitable in
 Separate Account No. 70......         824         304             302              263             265            292
                               -----------    --------        --------       ----------      ----------       --------
TOTAL NET ASSETS.............. $12,343,764    $596,646        $433,861       $1,355,243      $1,486,832       $808,189
                               ===========    ========        ========       ==========      ==========       ========

Investments in shares of the
 Portfolios, at cost.......... $12,489,834    $650,705        $435,202       $1,378,748      $1,446,551       $811,853

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                FIRST TRUST/DOW
                                                   FIDELITY(R) VIP FIRST TRUST  JONES DIVIDEND     FRANKLIN
                                                      STRATEGIC    MULTI INCOME    & INCOME     FOUNDING FUNDS
                               FIDELITY(R) VIP MID     INCOME       ALLOCATION    ALLOCATION    ALLOCATION VIP    FRANKLIN
                                  CAP PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO         FUND      INCOME VIP FUND
                               ------------------- --------------- ------------ --------------- -------------- ---------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....     $73,141,856      $124,541,142    $4,066,904    $46,896,606    $29,692,901     $87,447,377
Receivable for shares of the
 Portfolios sold..............              --                --            --             --          8,166              --
Receivable for policy-related
 transactions.................          60,682            61,226        24,979         25,986             --           1,951
                                   -----------      ------------    ----------    -----------    -----------     -----------
   Total assets...............      73,202,538       124,602,368     4,091,883     46,922,592     29,701,067      87,449,328
                                   -----------      ------------    ----------    -----------    -----------     -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........          60,682            61,093        23,869         25,986             --           1,951
Payable for policy-related
 transactions.................              --                --            --             --          7,869              --
                                   -----------      ------------    ----------    -----------    -----------     -----------
   Total liabilities..........          60,682            61,093        23,869         25,986          7,869           1,951
                                   -----------      ------------    ----------    -----------    -----------     -----------
NET ASSETS....................     $73,141,856      $124,541,275    $4,068,014    $46,896,606    $29,693,198     $87,447,377
                                   ===========      ============    ==========    ===========    ===========     ===========

NET ASSETS:
Accumulation unit values......     $73,124,187      $124,541,275    $4,068,014    $46,896,333    $29,693,198     $87,447,364
Retained by AXA Equitable in
 Separate Account No. 70......          17,669                --            --            273             --              13
                                   -----------      ------------    ----------    -----------    -----------     -----------
TOTAL NET ASSETS..............     $73,141,856      $124,541,275    $4,068,014    $46,896,606    $29,693,198     $87,447,377
                                   ===========      ============    ==========    ===========    ===========     ===========

Investments in shares of the
 Portfolios, at cost..........     $83,261,392      $131,480,733    $4,278,062    $47,575,992    $31,826,419     $91,684,813

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                FRANKLIN   GUGGENHEIM VIF                   HARTFORD     HARTFORD
                                 MUTUAL    GLOBAL MANAGED GUGGENHEIM VIF    CAPITAL       GROWTH      INVESCO V.I.
                               SHARES VIP     FUTURES       MULTI-HEDGE   APPRECIATION OPPORTUNITIES    AMERICAN
                                  FUND     STRATEGY FUND  STRATEGIES FUND   HLS FUND     HLS FUND    FRANCHISE FUND
                               ----------- -------------- --------------- ------------ ------------- --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $11,181,934   $2,773,207      $619,854     $16,715,369   $36,325,062     $555,461
Receivable for shares of the
 Portfolios sold..............       1,400           --            74             759            --           64
Receivable for policy-related
 transactions.................          --          351            --              --        47,538           --
                               -----------   ----------      --------     -----------   -----------     --------
   Total assets...............  11,183,334    2,773,558       619,928      16,716,128    36,372,600      555,525
                               -----------   ----------      --------     -----------   -----------     --------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........          --          351            --              --        47,450           --
Payable for policy-related
 transactions.................       1,400           --            74             735            --           64
                               -----------   ----------      --------     -----------   -----------     --------
   Total liabilities..........       1,400          351            74             735        47,450           64
                               -----------   ----------      --------     -----------   -----------     --------
NET ASSETS.................... $11,181,934   $2,773,207      $619,854     $16,715,393   $36,325,150     $555,461
                               ===========   ==========      ========     ===========   ===========     ========

NET ASSETS:
Accumulation unit values...... $11,180,326   $2,772,853      $619,798     $16,715,393   $36,325,150     $515,731
Retained by AXA Equitable in
 Separate Account No. 70......       1,608          354            56              --            --       39,730
                               -----------   ----------      --------     -----------   -----------     --------
TOTAL NET ASSETS.............. $11,181,934   $2,773,207      $619,854     $16,715,393   $36,325,150     $555,461
                               ===========   ==========      ========     ===========   ===========     ========

Investments in shares of the
 Portfolios, at cost.......... $12,958,874   $3,064,482      $618,131     $18,903,594   $38,193,523     $597,478

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                               INVESCO V.I.
                               BALANCED-RISK INVESCO V.I.  INVESCO V.I. INVESCO V.I.                   INVESCO V.I. MID
                                ALLOCATION    DIVERSIFIED   EQUITY AND  HEALTH CARE  INVESCO V.I. HIGH CAP CORE EQUITY
                                   FUND      DIVIDEND FUND INCOME FUND      FUND        YIELD FUND           FUND
                               ------------- ------------- ------------ ------------ ----------------- ----------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....  $ 9,610,082   $62,246,630  $15,214,373   $5,369,346     $38,789,199      $10,933,363
Receivable for policy-related
 transactions.................          663        27,288       13,099          738          38,428           41,859
                                -----------   -----------  -----------   ----------     -----------      -----------
   Total assets...............    9,610,745    62,273,918   15,227,472    5,370,084      38,827,627       10,975,222
                                -----------   -----------  -----------   ----------     -----------      -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........          652        27,288       13,030          738          38,428           41,859
                                -----------   -----------  -----------   ----------     -----------      -----------
   Total liabilities..........          652        27,288       13,030          738          38,428           41,859
                                -----------   -----------  -----------   ----------     -----------      -----------
NET ASSETS....................  $ 9,610,093   $62,246,630  $15,214,442   $5,369,346     $38,789,199      $10,933,363
                                ===========   ===========  ===========   ==========     ===========      ===========

NET ASSETS:
Accumulation unit values......  $ 9,610,093   $62,246,137  $15,214,442   $5,357,845     $38,789,065      $10,932,994
Retained by AXA Equitable in
 Separate Account No. 70......           --           493           --       11,501             134              369
                                -----------   -----------  -----------   ----------     -----------      -----------
TOTAL NET ASSETS..............  $ 9,610,093   $62,246,630  $15,214,442   $5,369,346     $38,789,199      $10,933,363
                                ===========   ===========  ===========   ==========     ===========      ===========

Investments in shares of the
 Portfolios, at cost..........  $11,207,500   $66,278,571  $16,519,518   $6,424,979     $41,885,257      $13,397,432

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                               INVESCO V.I.
                                SMALL CAP   IVY VIP ASSET IVY VIP GLOBAL IVY VIP HIGH IVY VIP NATURAL IVY VIP SMALL CAP
                               EQUITY FUND    STRATEGY    EQUITY INCOME     INCOME       RESOURCES         GROWTH
                               ------------ ------------- -------------- ------------ --------------- -----------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $17,369,406   $32,374,380   $12,478,974   $121,839,552   $7,038,628       $31,471,432
Receivable for shares of the
 Portfolios sold..............          --         4,478        12,847             --          275             6,086
Receivable for policy-related
 transactions.................       4,354            --            --         29,640           --                --
                               -----------   -----------   -----------   ------------   ----------       -----------
   Total assets...............  17,373,760    32,378,858    12,491,821    121,869,192    7,038,903        31,477,518
                               -----------   -----------   -----------   ------------   ----------       -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........       4,354            --            --         29,640           --                --
Payable for policy-related
 transactions.................          --         4,478        12,847             --          275             6,086
                               -----------   -----------   -----------   ------------   ----------       -----------
   Total liabilities..........       4,354         4,478        12,847         29,640          275             6,086
                               -----------   -----------   -----------   ------------   ----------       -----------
NET ASSETS.................... $17,369,406   $32,374,380   $12,478,974   $121,839,552   $7,038,628       $31,471,432
                               ===========   ===========   ===========   ============   ==========       ===========

NET ASSETS:
Accumulation unit values...... $17,369,378   $32,373,383   $12,478,062   $121,831,786   $7,034,302       $31,394,318
Retained by AXA Equitable in
 Separate Account No. 70......          28           997           912          7,766        4,326            77,114
                               -----------   -----------   -----------   ------------   ----------       -----------
TOTAL NET ASSETS.............. $17,369,406   $32,374,380   $12,478,974   $121,839,552   $7,038,628       $31,471,432
                               ===========   ===========   ===========   ============   ==========       ===========

Investments in shares of the
 Portfolios, at cost.......... $21,619,969   $37,912,270   $14,524,839   $133,950,084   $9,231,387       $41,632,747

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                          JPMORGAN     JPMORGAN    LORD ABBETT
                                  JANUS        JANUS         JANUS       INSURANCE    INSURANCE   SERIES FUND --
                                HENDERSON    HENDERSON   HENDERSON U.S. TRUST GLOBAL TRUST INCOME      BOND
                                BALANCED   FLEXIBLE BOND LOW VOLATILITY  ALLOCATION    BUILDER      DEBENTURE
                                PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                               ----------- ------------- -------------- ------------ ------------ --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $84,156,913  $26,851,310   $11,067,677   $21,558,416  $19,791,842   $127,291,377
Receivable for shares of the
 Portfolios sold..............          --           --        36,358           617        1,399             --
Receivable for policy-related
 transactions.................     141,316        5,894            --            --           --         59,198
                               -----------  -----------   -----------   -----------  -----------   ------------
   Total assets...............  84,298,229   26,857,204    11,104,035    21,559,033   19,793,241    127,350,575
                               -----------  -----------   -----------   -----------  -----------   ------------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........     141,316        5,626            --            --           --         59,164
Payable for policy-related
 transactions.................          --           --        36,349           558        1,250             --
                               -----------  -----------   -----------   -----------  -----------   ------------
   Total liabilities..........     141,316        5,626        36,349           558        1,250         59,164
                               -----------  -----------   -----------   -----------  -----------   ------------
NET ASSETS.................... $84,156,913  $26,851,578   $11,067,686   $21,558,475  $19,791,991   $127,291,411
                               ===========  ===========   ===========   ===========  ===========   ============

NET ASSETS:
Accumulation unit values...... $84,156,736  $26,851,578   $11,067,686   $21,558,475  $19,791,991   $127,291,411
Retained by AXA Equitable in
 Separate Account No. 70......         177           --            --            --           --             --
                               -----------  -----------   -----------   -----------  -----------   ------------
TOTAL NET ASSETS.............. $84,156,913  $26,851,578   $11,067,686   $21,558,475  $19,791,991   $127,291,411
                               ===========  ===========   ===========   ===========  ===========   ============

Investments in shares of the
 Portfolios, at cost.......... $81,970,837  $28,114,272   $10,940,554   $21,922,263  $20,254,879   $138,626,342

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                               LORD ABBETT                       MFS(R)
                                LORD ABBETT   SERIES FUND --                  MASSACHUSETTS
                               SERIES FUND --     GROWTH                        INVESTORS
                               CLASSIC STOCK  OPPORTUNITIES  MFS(R) INVESTORS GROWTH STOCK  MFS(R) RESEARCH MFS(R) VALUE
                                 PORTFOLIO      PORTFOLIO      TRUST SERIES     PORTFOLIO       SERIES         SERIES
                               -------------- -------------- ---------------- ------------- --------------- ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....   $3,741,300     $4,112,225     $12,191,148     $13,360,292    $2,581,809    $25,658,919
Receivable for shares of the
 Portfolios sold..............          431            480              --          20,646            --             --
Receivable for policy-related
 transactions.................           --             --          65,235              --        18,790          3,256
                                 ----------     ----------     -----------     -----------    ----------    -----------
   Total assets...............    3,741,731      4,112,705      12,256,383      13,380,938     2,600,599     25,662,175
                                 ----------     ----------     -----------     -----------    ----------    -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........           --             --          65,235              --        18,790          3,193
Payable for policy-related
 transactions.................          431            480              --          20,646            --             --
                                 ----------     ----------     -----------     -----------    ----------    -----------
   Total liabilities..........          431            480          65,235          20,646        18,790          3,193
                                 ----------     ----------     -----------     -----------    ----------    -----------
NET ASSETS....................   $3,741,300     $4,112,225     $12,191,148     $13,360,292    $2,581,809    $25,658,982
                                 ==========     ==========     ===========     ===========    ==========    ===========

NET ASSETS:
Accumulation unit values......   $3,741,021     $4,111,218     $12,191,109     $13,359,582    $2,581,784    $25,658,982
Retained by AXA Equitable in
 Separate Account No. 70......          279          1,007              39             710            25             --
                                 ----------     ----------     -----------     -----------    ----------    -----------
TOTAL NET ASSETS..............   $3,741,300     $4,112,225     $12,191,148     $13,360,292    $2,581,809    $25,658,982
                                 ==========     ==========     ===========     ===========    ==========    ===========

Investments in shares of the
 Portfolios, at cost..........   $4,774,465     $4,858,376     $12,494,553     $13,213,277    $2,878,175    $29,204,927

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                                    NEUBERGER
                                                                                                     BERMAN
                               MULTIMANAGER              MULTIMANAGER                             INTERNATIONAL
                                AGGRESSIVE  MULTIMANAGER   MID CAP     MULTIMANAGER  MULTIMANAGER    EQUITY
                                 EQUITY*     CORE BOND*    GROWTH*    MID CAP VALUE* TECHNOLOGY*    PORTFOLIO
                               ------------ ------------ ------------ -------------- ------------ -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $15,804,189  $ 98,285,479 $26,787,570    $9,206,127   $48,901,822   $3,616,499
Receivable for shares of the
 Portfolios sold..............          --         4,797          --            --            --           --
Receivable for policy-related
 transactions.................      14,451            --       7,403        24,995        32,439        3,202
                               -----------  ------------ -----------    ----------   -----------   ----------
   Total assets...............  15,818,640    98,290,276  26,794,973     9,231,122    48,934,261    3,619,701
                               -----------  ------------ -----------    ----------   -----------   ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........      14,451            --       7,403        24,995        32,302        3,193
Payable for policy-related
 transactions.................          --         4,797          --            --            --           --
                               -----------  ------------ -----------    ----------   -----------   ----------
   Total liabilities..........      14,451         4,797       7,403        24,995        32,302        3,193
                               -----------  ------------ -----------    ----------   -----------   ----------
NET ASSETS.................... $15,804,189  $ 98,285,479 $26,787,570    $9,206,127   $48,901,959   $3,616,508
                               ===========  ============ ===========    ==========   ===========   ==========

NET ASSETS:
Accumulation unit values...... $15,759,074  $ 98,255,517 $26,787,525    $9,205,784   $48,901,959   $3,616,508
Retained by AXA Equitable in
 Separate Account No. 70......      45,115        29,962          45           343            --           --
                               -----------  ------------ -----------    ----------   -----------   ----------
TOTAL NET ASSETS.............. $15,804,189  $ 98,285,479 $26,787,570    $9,206,127   $48,901,959   $3,616,508
                               ===========  ============ ===========    ==========   ===========   ==========

Investments in shares of the
 Portfolios, at cost.......... $14,743,463  $101,677,722 $32,140,858    $9,922,426   $51,704,011   $3,873,777

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                NEUBERGER
                               BERMAN U.S.                                      PIMCO GLOBAL  PIMCO GLOBAL
                               EQUITY INDEX                           PIMCO         BOND      MULTI-ASSET
                                 PUTWRITE           PIMCO            EMERGING   OPPORTUNITIES   MANAGED      PIMCO
                                 STRATEGY   COMMODITYREALRETURN(R) MARKETS BOND   PORTFOLIO    ALLOCATION   INCOME
                                PORTFOLIO     STRATEGY PORTFOLIO    PORTFOLIO    (UNHEDGED)    PORTFOLIO   PORTFOLIO
                               ------------ ---------------------- ------------ ------------- ------------ ---------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....  $2,550,885       $15,424,210       $17,188,372   $4,062,179    $1,476,197  $414,614
Receivable for shares of the
 Portfolios sold..............         270                --             1,779           --           147        40
Receivable for policy-related
 transactions.................          --             7,378                --        1,623            --        --
                                ----------       -----------       -----------   ----------    ----------  --------
   Total assets...............   2,551,155        15,431,588        17,190,151    4,063,802     1,476,344   414,654
                                ----------       -----------       -----------   ----------    ----------  --------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........          --             7,378                --        1,623            --        --
Payable for policy-related
 transactions.................         199                --             1,779           --           120        22
                                ----------       -----------       -----------   ----------    ----------  --------
   Total liabilities..........         199             7,378             1,779        1,623           120        22
                                ----------       -----------       -----------   ----------    ----------  --------
NET ASSETS....................  $2,550,956       $15,424,210       $17,188,372   $4,062,179    $1,476,224  $414,632
                                ==========       ===========       ===========   ==========    ==========  ========

NET ASSETS:
Accumulation unit values......  $2,550,956       $15,405,531       $17,164,160   $4,061,847    $1,476,224  $414,632
Retained by AXA Equitable in
 Separate Account No. 70......          --            18,679            24,212          332            --        --
                                ----------       -----------       -----------   ----------    ----------  --------
TOTAL NET ASSETS..............  $2,550,956       $15,424,210       $17,188,372   $4,062,179    $1,476,224  $414,632
                                ==========       ===========       ===========   ==========    ==========  ========

Investments in shares of the
 Portfolios, at cost..........  $2,724,485       $21,121,125       $18,501,851   $4,460,064    $1,620,289  $414,734

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                     PUTNAM VT    PUTNAM VT
                                                         PUTNAM VT  GLOBAL ASSET MULTI-ASSET
                               PROFUND VP  PROFUND VP   DIVERSIFIED  ALLOCATION   ABSOLUTE     PUTNAM VT
                                  BEAR    BIOTECHNOLOGY INCOME FUND     FUND     RETURN FUND RESEARCH FUND
                               ---------- ------------- ----------- ------------ ----------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....  $200,435   $40,884,703  $19,123,756  $4,154,887  $2,427,245   $1,128,226
Receivable for shares of the
 Portfolios sold..............   230,442            --           --          --         235          104
Receivable for policy-related
 transactions.................        --           899       38,598       3,460          --           --
                                --------   -----------  -----------  ----------  ----------   ----------
   Total assets...............   430,877    40,885,602   19,162,354   4,158,347   2,427,480    1,128,330
                                --------   -----------  -----------  ----------  ----------   ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........        --           899       38,397       3,448          --           --
Payable for policy-related
 transactions.................   230,442            --           --          --         205           69
                                --------   -----------  -----------  ----------  ----------   ----------
   Total liabilities..........   230,442           899       38,397       3,448         205           69
                                --------   -----------  -----------  ----------  ----------   ----------
NET ASSETS....................  $200,435   $40,884,703  $19,123,957  $4,154,899  $2,427,275   $1,128,261
                                ========   ===========  ===========  ==========  ==========   ==========

NET ASSETS:
Accumulation unit values......  $199,265   $40,875,576  $19,123,957  $4,154,899  $2,427,275   $1,128,261
Retained by AXA Equitable in
 Separate Account No. 70......     1,170         9,127           --          --          --           --
                                --------   -----------  -----------  ----------  ----------   ----------
TOTAL NET ASSETS..............  $200,435   $40,884,703  $19,123,957  $4,154,899  $2,427,275   $1,128,261
                                ========   ===========  ===========  ==========  ==========   ==========

Investments in shares of the
 Portfolios, at cost..........  $248,817   $42,261,661  $19,776,559  $4,571,260  $2,604,371   $1,154,477

-----------
The accompanying notes are an integral part of these financial statements.


                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                               QS LEGG MASON                   SEI VP
                               DYNAMIC MULTI-    SEI VP     CONSERVATIVE  SEI VP MARKET  SEI VP MARKET
                                STRATEGY VIT    BALANCED      STRATEGY   GROWTH STRATEGY PLUS STRATEGY SEI VP MODERATE
                                 PORTFOLIO    STRATEGY FUND     FUND          FUND           FUND       STRATEGY FUND
                               -------------- ------------- ------------ --------------- ------------- ---------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....   $3,428,883    $8,526,670   $11,040,010    $6,916,097     $2,603,761     $8,699,299
Receivable for shares of the
 Portfolios sold..............       28,376           853         1,117           675            255            854
                                 ----------    ----------   -----------    ----------     ----------     ----------
   Total assets...............    3,457,259     8,527,523    11,041,127     6,916,772      2,604,016      8,700,153
                                 ----------    ----------   -----------    ----------     ----------     ----------

LIABILITIES:
Payable for policy-related
 transactions.................       28,362           853         1,117           675            246            854
                                 ----------    ----------   -----------    ----------     ----------     ----------
   Total liabilities..........       28,362           853         1,117           675            246            854
                                 ----------    ----------   -----------    ----------     ----------     ----------
NET ASSETS....................   $3,428,897    $8,526,670   $11,040,010    $6,916,097     $2,603,770     $8,699,299
                                 ==========    ==========   ===========    ==========     ==========     ==========

NET ASSETS:
Accumulation unit values......   $3,428,897    $8,525,974   $11,040,003    $6,916,010     $2,603,770     $8,698,365
Retained by AXA Equitable in
 Separate Account No. 70......           --           696             7            87             --            934
                                 ----------    ----------   -----------    ----------     ----------     ----------
TOTAL NET ASSETS..............   $3,428,897    $8,526,670   $11,040,010    $6,916,097     $2,603,770     $8,699,299
                                 ==========    ==========   ===========    ==========     ==========     ==========

Investments in shares of the
 Portfolios, at cost..........   $3,563,253    $8,955,131   $11,488,159    $7,232,036     $2,719,590     $9,058,324

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                              TEMPLETON
                               T. ROWE PRICE DEVELOPING   TEMPLETON     TEMPLETON    TEMPLETON  VANECK VIP
                               EQUITY INCOME MARKETS VIP FOREIGN VIP GLOBAL BOND VIP GROWTH VIP GLOBAL HARD
                                 PORTFOLIO      FUND        FUND          FUND          FUND    ASSETS FUND
                               ------------- ----------- ----------- --------------- ---------- -----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value....  $10,746,140  $11,726,532 $6,348,011   $130,389,748   $1,380,903 $16,814,754
Receivable for shares of the
 Portfolios sold..............           --        3,125         --             --           95          --
Receivable for policy-related
 transactions.................        7,812           --        931         38,801           --      51,608
                                -----------  ----------- ----------   ------------   ---------- -----------
   Total assets...............   10,753,952   11,729,657  6,348,942    130,428,549    1,380,998  16,866,362
                                -----------  ----------- ----------   ------------   ---------- -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........        7,671           --        931         38,801           --      51,608
Payable for policy-related
 transactions.................           --        3,125         --             --           95          --
                                -----------  ----------- ----------   ------------   ---------- -----------
   Total liabilities..........        7,671        3,125        931         38,801           95      51,608
                                -----------  ----------- ----------   ------------   ---------- -----------
NET ASSETS....................  $10,746,281  $11,726,532 $6,348,011   $130,389,748   $1,380,903 $16,814,754
                                ===========  =========== ==========   ============   ========== ===========

NET ASSETS:
Accumulation unit values......  $10,746,281  $11,686,971 $6,345,909   $130,384,495   $1,380,537 $16,799,471
Retained by AXA Equitable in
 Separate Account No. 70......           --       39,561      2,102          5,253          366      15,283
                                -----------  ----------- ----------   ------------   ---------- -----------
TOTAL NET ASSETS..............  $10,746,281  $11,726,532 $6,348,011   $130,389,748   $1,380,903 $16,814,754
                                ===========  =========== ==========   ============   ========== ===========

Investments in shares of the
 Portfolios, at cost..........  $13,069,085  $11,873,516 $7,397,348   $133,459,354   $1,621,366 $22,995,891

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                       VANECK VIP
                                     UNCONSTRAINED
                                    EMERGING MARKETS
                                       BOND FUND
                                    ----------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.........    $  994,180
Receivable for policy-related
 transactions......................           804
                                       ----------
   Total assets....................       994,984
                                       ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased..............           804
                                       ----------
   Total liabilities...............           804
                                       ----------
NET ASSETS.........................    $  994,180
                                       ==========

NET ASSETS:
Accumulation unit values...........    $  994,123
Retained by AXA Equitable in
 Separate Account No. 70...........            57
                                       ----------
TOTAL NET ASSETS...................    $  994,180
                                       ==========

Investments in shares of the
 Portfolios, at cost...............    $1,052,261

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

                                                     SHARE CLASS** PORTFOLIO SHARES HELD
                                                   --------------- ---------------------
1290 VT CONVERTIBLE SECURITIES....................        B               775,621
1290 VT CONVERTIBLE SECURITIES....................        K               451,167

1290 VT DOUBLELINE DYNAMIC ALLOCATION.............        B              1,439,918

1290 VT DOUBLELINE OPPORTUNISTIC BOND.............        B              2,492,917

1290 VT ENERGY....................................        B               610,528
1290 VT ENERGY....................................        K               96,046

1290 VT EQUITY INCOME.............................        A              5,044,056
1290 VT EQUITY INCOME.............................        B              1,982,084

1290 VT GAMCO MERGERS & ACQUISITIONS..............        A               941,329
1290 VT GAMCO MERGERS & ACQUISITIONS..............        B               527,300

1290 VT GAMCO SMALL COMPANY VALUE.................        A              4,015,199
1290 VT GAMCO SMALL COMPANY VALUE.................        B               873,662

1290 VT HIGH YIELD BOND...........................        B              1,555,622

1290 VT LOW VOLATILITY GLOBAL EQUITY..............        B               296,557

1290 VT MICRO CAP.................................        B                7,363

1290 VT MULTI-ALTERNATIVE STRATEGIES..............        B                1,485

1290 VT NATURAL RESOURCES.........................        B               802,393

1290 VT REAL ESTATE...............................        B              1,207,683

1290 VT SMALL CAP VALUE...........................        B               12,068

1290 VT SMARTBETA EQUITY..........................        B               778,222
1290 VT SMARTBETA EQUITY..........................        K               586,909

1290 VT SOCIALLY RESPONSIBLE......................        B               563,344

7TWELVE/TM/ BALANCED PORTFOLIO....................     CLASS 4           4,930,825

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO.........     CLASS B            460,619

AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO...........     CLASS B            49,743

AB VPS GROWTH AND INCOME PORTFOLIO................     CLASS B            332,195

AB VPS INTERNATIONAL GROWTH PORTFOLIO.............     CLASS B            381,602

AB VPS REAL ESTATE INVESTMENT PORTFOLIO...........     CLASS B            681,986

AB VPS SMALL/MID CAP VALUE PORTFOLIO..............     CLASS B            254,284

ALL ASSET GROWTH-ALT 20...........................        A              1,487,765
ALL ASSET GROWTH-ALT 20...........................        B               612,986

ALPS | RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO..    CLASS III           347,164

AMERICAN CENTURY VP INFLATION PROTECTION FUND.....    CLASS II            820,101

AMERICAN CENTURY VP LARGE COMPANY VALUE...........    CLASS II            123,727

AMERICAN FUNDS INSURANCE SERIES(R) ASSET
 ALLOCATION FUND/SM/..............................     CLASS 4           3,340,411

AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..     CLASS 4           3,369,519

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH
 FUND/SM/.........................................     CLASS 4            430,446

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL
 CAPITALIZATION FUND/SM/..........................     CLASS 4            792,466

AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME
 FUND/SM/.........................................     CLASS 4            430,411

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                SHARE CLASS** PORTFOLIO SHARES HELD
                                              --------------- ---------------------
AMERICAN FUNDS INSURANCE SERIES(R)
 INTERNATIONAL GROWTH AND INCOME FUND/SM/....     CLASS 4            451,801

AMERICAN FUNDS INSURANCE SERIES(R) MANAGED
 RISK ASSET ALLOCATION FUND/SM/..............    CLASS P-2           527,399

AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD
 FUND(R).....................................     CLASS 4           2,486,320

AXA 400 MANAGED VOLATILITY...................        B              3,262,736

AXA 500 MANAGED VOLATILITY...................        B              6,453,484

AXA 2000 MANAGED VOLATILITY..................        B              3,449,173

AXA AGGRESSIVE ALLOCATION....................        A              1,683,416
AXA AGGRESSIVE ALLOCATION....................        B               783,005

AXA AGGRESSIVE STRATEGY......................        B             254,617,609

AXA BALANCED STRATEGY........................        B             186,650,426

AXA CONSERVATIVE GROWTH STRATEGY.............        B             89,075,773

AXA CONSERVATIVE STRATEGY....................        B             50,297,356

AXA GLOBAL EQUITY MANAGED VOLATILITY.........        A               346,638
AXA GLOBAL EQUITY MANAGED VOLATILITY.........        B               519,266

AXA GROWTH STRATEGY..........................        B             241,776,065

AXA INTERNATIONAL CORE MANAGED VOLATILITY....        A               492,038
AXA INTERNATIONAL CORE MANAGED VOLATILITY....        B               646,599

AXA INTERNATIONAL MANAGED VOLATILITY.........        B              7,539,703

AXA INTERNATIONAL VALUE MANAGED VOLATILITY...        A               207,948

AXA LARGE CAP CORE MANAGED VOLATILITY........        B               874,446

AXA LARGE CAP GROWTH MANAGED VOLATILITY......        A               172,652
AXA LARGE CAP GROWTH MANAGED VOLATILITY......        B               560,234

AXA LARGE CAP VALUE MANAGED VOLATILITY.......        A               594,110
AXA LARGE CAP VALUE MANAGED VOLATILITY.......        B               687,003

AXA MID CAP VALUE MANAGED VOLATILITY.........        A               345,085
AXA MID CAP VALUE MANAGED VOLATILITY.........        B               686,319

AXA MODERATE ALLOCATION......................        A              7,561,905
AXA MODERATE ALLOCATION......................        B              4,255,261

AXA MODERATE GROWTH STRATEGY.................        B             364,000,710

AXA MODERATE-PLUS ALLOCATION.................        A              3,070,048
AXA MODERATE-PLUS ALLOCATION.................        B              2,638,408

AXA ULTRA CONSERVATIVE STRATEGY..............        B             111,673,304

AXA/AB DYNAMIC AGGRESSIVE GROWTH.............        B              8,883,683

AXA/AB DYNAMIC GROWTH........................        B             59,103,180

AXA/AB DYNAMIC MODERATE GROWTH...............        B             195,710,605

AXA/AB SHORT DURATION GOVERNMENT BOND........        B               323,516

AXA/AB SMALL CAP GROWTH......................        A              2,821,724
AXA/AB SMALL CAP GROWTH......................        B              1,484,489

AXA/CLEARBRIDGE LARGE CAP GROWTH.............        B              6,770,197

AXA/FRANKLIN BALANCED MANAGED VOLATILITY.....        A               422,026
AXA/FRANKLIN BALANCED MANAGED VOLATILITY.....        B               465,190

AXA/FRANKLIN SMALL CAP VALUE MANAGED
 VOLATILITY..................................        A               145,791

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                     SHARE CLASS** PORTFOLIO SHARES HELD
                                                   --------------- ---------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY...        B              511,329

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED
 VOLATILITY.......................................        A              689,033
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED
 VOLATILITY.......................................        B              575,287

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION............        B             50,729,593

AXA/INVESCO STRATEGIC ALLOCATION..................        B             25,487,752

AXA/JANUS ENTERPRISE..............................        A             2,064,803
AXA/JANUS ENTERPRISE..............................        B             1,048,693

AXA/JPMORGAN STRATEGIC ALLOCATION.................        B             7,197,264

AXA/LEGG MASON STRATEGIC ALLOCATION...............        B             15,051,196

AXA/LOOMIS SAYLES GROWTH..........................        A             6,810,055
AXA/LOOMIS SAYLES GROWTH..........................        B             3,217,862

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY....        A              230,028
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY....        B             1,090,588

BLACKROCK GLOBAL ALLOCATION V.I. FUND.............    CLASS III         8,053,004

BLACKROCK LARGE CAP FOCUS GROWTH V.I. FUND........    CLASS III         4,252,306

CHARTER/SM/ AGGRESSIVE GROWTH.....................        B              711,323

CHARTER/SM/ CONSERVATIVE..........................        B             3,249,306

CHARTER/SM/ GROWTH................................        B             1,534,539

CHARTER/SM/ MODERATE..............................        B             3,324,974

CHARTER/SM/ MODERATE GROWTH.......................        B             2,879,129

CHARTER/SM/ MULTI-SECTOR BOND.....................        B              390,170

CHARTER/SM/ SMALL CAP GROWTH......................        B              733,366

CHARTER/SM/ SMALL CAP VALUE.......................        B              967,858

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO..    CLASS II          2,053,674

CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO.......    CLASS II           357,104

CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO..    CLASS II          1,798,743

CLEARBRIDGE VARIABLE MID CAP PORTFOLIO............    CLASS II           248,717

DELAWARE VIP(R) DIVERSIFIED INCOME SERIES.........  SERVICE CLASS       1,847,841

DELAWARE VIP(R) EMERGING MARKETS SERIES...........  SERVICE CLASS        215,913

DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME
 SERIES...........................................  SERVICE CLASS       1,037,734

EATON VANCE VT FLOATING-RATE INCOME FUND..........  INITIAL CLASS       5,182,977

EQ/AMERICAN CENTURY MID CAP VALUE.................        B             6,856,792

EQ/BLACKROCK BASIC VALUE EQUITY...................        A             5,297,425
EQ/BLACKROCK BASIC VALUE EQUITY...................        B              977,817

EQ/CAPITAL GUARDIAN RESEARCH......................        A              516,351
EQ/CAPITAL GUARDIAN RESEARCH......................        B              213,265

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY...        A              321,820
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY...        B              452,028

EQ/COMMON STOCK INDEX.............................        A             1,377,316
EQ/COMMON STOCK INDEX.............................        B              487,005

EQ/CORE BOND INDEX................................        B             30,912,473

EQ/EMERGING MARKETS EQUITY PLUS...................        B              863,420

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                SHARE CLASS** PORTFOLIO SHARES HELD
                                              --------------- ---------------------
EQ/EQUITY 500 INDEX..........................        A             5,474,878
EQ/EQUITY 500 INDEX..........................        B             2,399,031

EQ/FIDELITY INSTITUTIONAL AM /SM/ LARGE CAP..        B             4,920,436

EQ/FRANKLIN RISING DIVIDENDS.................        B             3,029,695

EQ/FRANKLIN STRATEGIC INCOME.................        B             5,546,002

EQ/GLOBAL BOND PLUS..........................        A              514,795
EQ/GLOBAL BOND PLUS..........................        B              421,595

EQ/GOLDMAN SACHS MID CAP VALUE...............        B             1,601,811

EQ/INTERMEDIATE GOVERNMENT BOND..............        B             11,121,896

EQ/INTERNATIONAL EQUITY INDEX................        A             3,205,231
EQ/INTERNATIONAL EQUITY INDEX................        B             2,031,348

EQ/INVESCO COMSTOCK..........................        A             2,372,131
EQ/INVESCO COMSTOCK..........................        B              438,452

EQ/INVESCO GLOBAL REAL ESTATE................        B             4,447,544

EQ/INVESCO INTERNATIONAL GROWTH..............        B             1,289,993

EQ/IVY ENERGY................................        B             5,519,945

EQ/IVY MID CAP GROWTH........................        B             5,138,555

EQ/IVY SCIENCE AND TECHNOLOGY................        B             3,071,759

EQ/JPMORGAN VALUE OPPORTUNITIES..............        A              640,821
EQ/JPMORGAN VALUE OPPORTUNITIES..............        B              527,860

EQ/LARGE CAP GROWTH INDEX....................        A             3,599,914
EQ/LARGE CAP GROWTH INDEX....................        B             1,707,472

EQ/LARGE CAP VALUE INDEX.....................        A             3,379,065
EQ/LARGE CAP VALUE INDEX.....................        B             1,664,648

EQ/LAZARD EMERGING MARKETS EQUITY............        B             4,149,765

EQ/MFS INTERNATIONAL GROWTH..................        A             4,755,660
EQ/MFS INTERNATIONAL GROWTH..................        B             2,735,484

EQ/MFS INTERNATIONAL VALUE...................        B             8,614,956

EQ/MFS TECHNOLOGY............................        B             2,011,805

EQ/MFS UTILITIES SERIES......................        B             1,749,979

EQ/MID CAP INDEX.............................        A             4,675,868
EQ/MID CAP INDEX.............................        B             2,053,324

EQ/MONEY MARKET..............................        A             60,878,869
EQ/MONEY MARKET..............................        B             60,626,037

EQ/OPPENHEIMER GLOBAL........................        A             3,024,882
EQ/OPPENHEIMER GLOBAL........................        B             1,358,627

EQ/PIMCO GLOBAL REAL RETURN..................        B             2,629,554

EQ/PIMCO REAL RETURN.........................        B             4,096,419

EQ/PIMCO TOTAL RETURN........................        B             15,635,782

EQ/PIMCO ULTRA SHORT BOND....................        A             2,682,069
EQ/PIMCO ULTRA SHORT BOND....................        B             1,868,689

EQ/QUALITY BOND PLUS.........................        B             3,169,644

EQ/SMALL COMPANY INDEX.......................        A             4,723,104

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                     SHARE CLASS** PORTFOLIO SHARES HELD
                                                   --------------- ---------------------
EQ/SMALL COMPANY INDEX............................        B             1,585,163

EQ/T. ROWE PRICE GROWTH STOCK.....................        A             3,493,189
EQ/T. ROWE PRICE GROWTH STOCK.....................        B             1,504,210

EQ/T. ROWE PRICE HEALTH SCIENCES..................        B             3,541,030

EQ/UBS GROWTH & INCOME............................        B              749,879

FEDERATED HIGH INCOME BOND FUND II................  SERVICE CLASS       3,359,316

FEDERATED KAUFMANN FUND II........................  SERVICE CLASS        702,548

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO... SERVICE CLASS 2        36,095

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO............ SERVICE CLASS 2        35,562

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO............ SERVICE CLASS 2       108,419

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO............ SERVICE CLASS 2       113,412

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO............ SERVICE CLASS 2        62,602

FIDELITY(R) VIP MID CAP PORTFOLIO................. SERVICE CLASS 2      2,503,144

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO........ SERVICE CLASS 2      11,694,004

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO.....     CLASS I           399,892

FIRST TRUST/DOW JONES DIVIDEND & INCOME
 ALLOCATION PORTFOLIO.............................     CLASS I          3,658,082

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND.......     CLASS 2          4,698,244

FRANKLIN INCOME VIP FUND..........................     CLASS 2          5,932,658

FRANKLIN MUTUAL SHARES VIP FUND...................     CLASS 2           642,640

GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY
 FUND.............................................  COMMON SHARES        178,686

GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND........  COMMON SHARES         26,298

HARTFORD CAPITAL APPRECIATION HLS FUND............       IC              422,746

HARTFORD GROWTH OPPORTUNITIES HLS FUND............       IC             1,104,105

INVESCO V.I. AMERICAN FRANCHISE FUND..............    SERIES II           10,118

INVESCO V.I. BALANCED-RISK ALLOCATION FUND........    SERIES II         1,028,917

INVESCO V.I. DIVERSIFIED DIVIDEND FUND............    SERIES II         2,644,292

INVESCO V.I. EQUITY AND INCOME FUND...............    SERIES II          948,527

INVESCO V.I. HEALTH CARE FUND.....................    SERIES II          242,518

INVESCO V.I. HIGH YIELD FUND......................    SERIES II         7,726,932

INVESCO V.I. MID CAP CORE EQUITY FUND.............    SERIES II         1,019,903

INVESCO V.I. SMALL CAP EQUITY FUND................    SERIES II         1,152,582

IVY VIP ASSET STRATEGY............................    CLASS II          3,904,385

IVY VIP GLOBAL EQUITY INCOME......................    CLASS II          1,810,830

IVY VIP HIGH INCOME...............................    CLASS II          36,527,027

IVY VIP NATURAL RESOURCES.........................    CLASS II          1,985,340

IVY VIP SMALL CAP GROWTH..........................    CLASS II          4,096,562

JANUS HENDERSON BALANCED PORTFOLIO................ SERVICE SHARES       2,364,622

JANUS HENDERSON FLEXIBLE BOND PORTFOLIO........... SERVICE SHARES       2,195,528

JANUS HENDERSON U.S. LOW VOLATILITY PORTFOLIO..... SERVICE SHARES        689,575

JPMORGAN INSURANCE TRUST GLOBAL ALLOCATION
 PORTFOLIO........................................     CLASS 2          1,398,989

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                SHARE CLASS** PORTFOLIO SHARES HELD
                                              --------------- ---------------------
JPMORGAN INSURANCE TRUST INCOME BUILDER
 PORTFOLIO...................................     CLASS 2          1,963,476

LORD ABBETT SERIES FUND -- BOND DEBENTURE
 PORTFOLIO...................................    VC SHARES         11,488,391

LORD ABBETT SERIES FUND -- CLASSIC STOCK
 PORTFOLIO...................................    VC SHARES          368,965

LORD ABBETT SERIES FUND -- GROWTH
 OPPORTUNITIES PORTFOLIO.....................    VC SHARES          392,388

MFS(R) INVESTORS TRUST SERIES................  SERVICE CLASS        456,940

MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK
 PORTFOLIO...................................  SERVICE CLASS        768,716

MFS(R) RESEARCH SERIES.......................  SERVICE CLASS        104,909

MFS(R) VALUE SERIES..........................  SERVICE CLASS       1,512,908

MULTIMANAGER AGGRESSIVE EQUITY...............        B              293,931

MULTIMANAGER CORE BOND.......................        B             10,256,460

MULTIMANAGER MID CAP GROWTH..................        B             3,365,895

MULTIMANAGER MID CAP VALUE...................        B              702,637

MULTIMANAGER TECHNOLOGY......................        B             2,073,905

NEUBERGER BERMAN INTERNATIONAL EQUITY
 PORTFOLIO...................................     CLASS S           320,044

NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE
 STRATEGY PORTFOLIO..........................     CLASS S           285,015

PIMCO COMMODITYREALRETURN(R) STRATEGY
 PORTFOLIO...................................  ADVISOR CLASS       2,532,711

PIMCO EMERGING MARKETS BOND PORTFOLIO........  ADVISOR CLASS       1,431,172

PIMCO GLOBAL BOND OPPORTUNITIES PORTFOLIO
 (UNHEDGED)..................................  ADVISOR CLASS        370,637

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION
 PORTFOLIO...................................  ADVISOR CLASS        134,322

PIMCO INCOME PORTFOLIO.......................  ADVISOR CLASS         39,982

PROFUND VP BEAR..............................  COMMON SHARES         5,827

PROFUND VP BIOTECHNOLOGY.....................  COMMON SHARES        622,768

PUTNAM VT DIVERSIFIED INCOME FUND............     CLASS B          3,280,233

PUTNAM VT GLOBAL ASSET ALLOCATION FUND.......     CLASS B           270,677

PUTNAM VT MULTI-ASSET ABSOLUTE RETURN FUND...     CLASS B           256,309

PUTNAM VT RESEARCH FUND......................     CLASS B            44,262

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT
 PORTFOLIO...................................    CLASS II           285,028

SEI VP BALANCED STRATEGY FUND................    CLASS III          860,411

SEI VP CONSERVATIVE STRATEGY FUND............    CLASS III         1,115,153

SEI VP MARKET GROWTH STRATEGY FUND...........    CLASS III          695,085

SEI VP MARKET PLUS STRATEGY FUND.............    CLASS III          252,302

SEI VP MODERATE STRATEGY FUND................    CLASS III          883,178

T. ROWE PRICE EQUITY INCOME PORTFOLIO........    CLASS II           461,802

TEMPLETON DEVELOPING MARKETS VIP FUND........     CLASS 2          1,373,130

TEMPLETON FOREIGN VIP FUND...................     CLASS 2           498,274

TEMPLETON GLOBAL BOND VIP FUND...............     CLASS 2          7,747,460

TEMPLETON GROWTH VIP FUND....................     CLASS 2           113,096

VANECK VIP GLOBAL HARD ASSETS FUND...........     CLASS S          1,027,169

VANECK VIP UNCONSTRAINED EMERGING MARKETS
 BOND FUND...................................  INITIAL CLASS        128,116

-----------
The accompanying notes are an integral part of these financial statements.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018


The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
1290 VT CONVERTIBLE SECURITIES..........  1.10%          B          $10.62        105
1290 VT CONVERTIBLE SECURITIES..........  1.20%          B          $11.94         88
1290 VT CONVERTIBLE SECURITIES..........  1.25%          B          $11.91         65

1290 VT DOUBLELINE DYNAMIC ALLOCATION...  1.30%          B          $11.24      1,096
1290 VT DOUBLELINE DYNAMIC ALLOCATION...  1.55%          B          $10.81          3
1290 VT DOUBLELINE DYNAMIC ALLOCATION...  1.65%          B          $11.01        146
1290 VT DOUBLELINE DYNAMIC ALLOCATION...  1.70%          B          $10.97        119

1290 VT DOUBLELINE OPPORTUNISTIC BOND...  1.10%          B          $10.24        845
1290 VT DOUBLELINE OPPORTUNISTIC BOND...  1.20%          B          $ 9.92        219
1290 VT DOUBLELINE OPPORTUNISTIC BOND...  1.25%          B          $10.19        764
1290 VT DOUBLELINE OPPORTUNISTIC BOND...  1.30%          B          $10.12        451
1290 VT DOUBLELINE OPPORTUNISTIC BOND...  1.65%          B          $ 9.99         38
1290 VT DOUBLELINE OPPORTUNISTIC BOND...  1.70%          B          $ 9.97         51

1290 VT ENERGY..........................  0.30%          B          $ 5.93          1
1290 VT ENERGY..........................  1.10%          B          $ 6.40        182
1290 VT ENERGY..........................  1.20%          B          $ 5.66         79
1290 VT ENERGY..........................  1.25%          B          $ 5.65        210

1290 VT EQUITY INCOME...................  1.30%          A          $20.01        679
1290 VT EQUITY INCOME...................  1.55%          A          $19.55         44
1290 VT EQUITY INCOME...................  1.65%          A          $19.37        120
1290 VT EQUITY INCOME...................  1.70%          A          $19.28        101
1290 VT EQUITY INCOME...................  1.10%          B          $10.83        127
1290 VT EQUITY INCOME...................  1.20%          B          $12.19         37
1290 VT EQUITY INCOME...................  1.25%          B          $12.15         76
1290 VT EQUITY INCOME...................  1.30%          B          $ 4.09        458
1290 VT EQUITY INCOME...................  1.55%          B          $ 9.55         85
1290 VT EQUITY INCOME...................  1.65%          B          $ 9.36        188
1290 VT EQUITY INCOME...................  1.70%          B          $ 9.27         23

1290 VT GAMCO MERGERS & ACQUISITIONS....  1.30%          A          $13.39        497
1290 VT GAMCO MERGERS & ACQUISITIONS....  1.55%          A          $13.08         37
1290 VT GAMCO MERGERS & ACQUISITIONS....  1.65%          A          $12.96        137
1290 VT GAMCO MERGERS & ACQUISITIONS....  1.70%          A          $12.90        169
1290 VT GAMCO MERGERS & ACQUISITIONS....  0.30%          B          $11.30          3
1290 VT GAMCO MERGERS & ACQUISITIONS....  1.10%          B          $10.36        273
1290 VT GAMCO MERGERS & ACQUISITIONS....  1.20%          B          $10.78         91
1290 VT GAMCO MERGERS & ACQUISITIONS....  1.25%          B          $10.76        219

1290 VT GAMCO SMALL COMPANY VALUE.......  0.65%          A          $18.82         --
1290 VT GAMCO SMALL COMPANY VALUE.......  1.30%          A          $23.31      6,189
1290 VT GAMCO SMALL COMPANY VALUE.......  1.55%          A          $22.77        469
1290 VT GAMCO SMALL COMPANY VALUE.......  1.65%          A          $22.56      1,130
1290 VT GAMCO SMALL COMPANY VALUE.......  1.70%          A          $22.46        908
1290 VT GAMCO SMALL COMPANY VALUE.......  0.30%          B          $12.18         13
1290 VT GAMCO SMALL COMPANY VALUE.......  1.10%          B          $10.67      2,174
1290 VT GAMCO SMALL COMPANY VALUE.......  1.20%          B          $11.62        755
1290 VT GAMCO SMALL COMPANY VALUE.......  1.25%          B          $11.59      1,006

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------

1290 VT HIGH YIELD BOND.................  1.10%          B          $10.45        193
1290 VT HIGH YIELD BOND.................  1.20%          B          $10.89         68
1290 VT HIGH YIELD BOND.................  1.25%          B          $10.86        235
1290 VT HIGH YIELD BOND.................  1.30%          B          $11.33        585
1290 VT HIGH YIELD BOND.................  1.55%          B          $10.75          3
1290 VT HIGH YIELD BOND.................  1.65%          B          $11.09         99
1290 VT HIGH YIELD BOND.................  1.70%          B          $11.06         77

1290 VT LOW VOLATILITY GLOBAL EQUITY....  1.10%          B          $11.26        129
1290 VT LOW VOLATILITY GLOBAL EQUITY....  1.20%          B          $12.55         54
1290 VT LOW VOLATILITY GLOBAL EQUITY....  1.25%          B          $12.52         87
1290 VT LOW VOLATILITY GLOBAL EQUITY....  1.30%          B          $ 9.76          4

1290 VT MICRO CAP.......................  1.10%          B          $ 8.75          4
1290 VT MICRO CAP.......................  1.25%          B          $ 8.75          1
1290 VT MICRO CAP.......................  1.30%          B          $ 8.75          3

1290 VT MULTI-ALTERNATIVE STRATEGIES....  1.10%          B          $ 9.78          1

1290 VT NATURAL RESOURCES...............  1.10%          B          $ 8.58        129
1290 VT NATURAL RESOURCES...............  1.20%          B          $ 7.63         38
1290 VT NATURAL RESOURCES...............  1.25%          B          $ 7.61        132
1290 VT NATURAL RESOURCES...............  1.30%          B          $ 7.81        332
1290 VT NATURAL RESOURCES...............  1.55%          B          $ 7.89         --
1290 VT NATURAL RESOURCES...............  1.65%          B          $ 7.65         86
1290 VT NATURAL RESOURCES...............  1.70%          B          $ 7.63         22

1290 VT REAL ESTATE.....................  1.10%          B          $ 9.88         96
1290 VT REAL ESTATE.....................  1.20%          B          $11.10         44
1290 VT REAL ESTATE.....................  1.25%          B          $11.07        107
1290 VT REAL ESTATE.....................  1.30%          B          $11.31        586
1290 VT REAL ESTATE.....................  1.55%          B          $10.11         14
1290 VT REAL ESTATE.....................  1.65%          B          $11.07        145
1290 VT REAL ESTATE.....................  1.70%          B          $11.04        102

1290 VT SMALL CAP VALUE.................  1.10%          B          $ 8.13          7
1290 VT SMALL CAP VALUE.................  1.25%          B          $ 8.13          3
1290 VT SMALL CAP VALUE.................  1.30%          B          $ 8.13          3

1290 VT SMARTBETA EQUITY................  1.10%          B          $11.30        118
1290 VT SMARTBETA EQUITY................  1.20%          B          $12.66         29
1290 VT SMARTBETA EQUITY................  1.25%          B          $12.63         49
1290 VT SMARTBETA EQUITY................  1.30%          B          $ 9.52          1

1290 VT SOCIALLY RESPONSIBLE............  1.10%          B          $11.80        340
1290 VT SOCIALLY RESPONSIBLE............  1.20%          B          $14.24         32
1290 VT SOCIALLY RESPONSIBLE............  1.25%          B          $14.20         39
1290 VT SOCIALLY RESPONSIBLE............  1.30%          B          $20.98         33
1290 VT SOCIALLY RESPONSIBLE............  1.55%          B          $15.18         15
1290 VT SOCIALLY RESPONSIBLE............  1.65%          B          $19.91         11
1290 VT SOCIALLY RESPONSIBLE............  1.70%          B          $14.74          2

7TWELVE/TM/ BALANCED PORTFOLIO..........  1.10%       CLASS 4       $ 9.53        320
7TWELVE/TM/ BALANCED PORTFOLIO..........  1.20%       CLASS 4       $ 9.53        562
7TWELVE/TM/ BALANCED PORTFOLIO..........  1.25%       CLASS 4       $ 9.51        358
7TWELVE/TM/ BALANCED PORTFOLIO..........  1.30%       CLASS 4       $10.63      3,197
7TWELVE/TM/ BALANCED PORTFOLIO..........  1.55%       CLASS 4       $ 9.55         17

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                 -------- --------------- ---------- -----------
7TWELVE/TM/ BALANCED PORTFOLIO..  1.55%       CLASS 4       $10.45         64
7TWELVE/TM/ BALANCED PORTFOLIO..  1.65%       CLASS 4       $10.38        519
7TWELVE/TM/ BALANCED PORTFOLIO..  1.70%       CLASS 4       $10.34        379

AB VPS BALANCED WEALTH STRATEGY
 PORTFOLIO......................  1.30%       CLASS B       $15.53        200
AB VPS BALANCED WEALTH STRATEGY
 PORTFOLIO......................  1.55%       CLASS B       $15.17         19
AB VPS BALANCED WEALTH STRATEGY
 PORTFOLIO......................  1.65%       CLASS B       $15.03         65
AB VPS BALANCED WEALTH STRATEGY
 PORTFOLIO......................  1.70%       CLASS B       $14.96         15

AB VPS GLOBAL THEMATIC GROWTH
 PORTFOLIO......................  1.10%       CLASS B       $11.06         54
AB VPS GLOBAL THEMATIC GROWTH
 PORTFOLIO......................  1.20%       CLASS B       $11.54         12
AB VPS GLOBAL THEMATIC GROWTH
 PORTFOLIO......................  1.25%       CLASS B       $11.52         51

AB VPS GROWTH AND INCOME
 PORTFOLIO......................  1.10%       CLASS B       $11.87        567
AB VPS GROWTH AND INCOME
 PORTFOLIO......................  1.20%       CLASS B       $12.28         72
AB VPS GROWTH AND INCOME
 PORTFOLIO......................  1.25%       CLASS B       $12.25        120

AB VPS INTERNATIONAL GROWTH
 PORTFOLIO......................  1.30%       CLASS B       $11.05        478
AB VPS INTERNATIONAL GROWTH
 PORTFOLIO......................  1.55%       CLASS B       $10.79         28
AB VPS INTERNATIONAL GROWTH
 PORTFOLIO......................  1.65%       CLASS B       $10.69        107
AB VPS INTERNATIONAL GROWTH
 PORTFOLIO......................  1.70%       CLASS B       $10.64         39

AB VPS REAL ESTATE INVESTMENT
 PORTFOLIO......................  1.10%       CLASS B       $10.65        280
AB VPS REAL ESTATE INVESTMENT
 PORTFOLIO......................  1.20%       CLASS B       $11.25         69
AB VPS REAL ESTATE INVESTMENT
 PORTFOLIO......................  1.25%       CLASS B       $11.22        168

AB VPS SMALL/MID CAP VALUE
 PORTFOLIO......................  0.30%       CLASS B       $11.21          4
AB VPS SMALL/MID CAP VALUE
 PORTFOLIO......................  1.10%       CLASS B       $10.47        248
AB VPS SMALL/MID CAP VALUE
 PORTFOLIO......................  1.20%       CLASS B       $10.78         27
AB VPS SMALL/MID CAP VALUE
 PORTFOLIO......................  1.25%       CLASS B       $10.76        123

ALL ASSET GROWTH-ALT 20.........  1.30%          A          $14.89      1,392
ALL ASSET GROWTH-ALT 20.........  1.55%          A          $14.54         88
ALL ASSET GROWTH-ALT 20.........  1.65%          A          $14.41        223
ALL ASSET GROWTH-ALT 20.........  1.70%          A          $14.34        162
ALL ASSET GROWTH-ALT 20.........  1.10%          B          $ 9.95        306
ALL ASSET GROWTH-ALT 20.........  1.20%          B          $ 9.93        509
ALL ASSET GROWTH-ALT 20.........  1.25%          B          $ 9.92        330

ALPS | RED ROCKS LISTED PRIVATE
 EQUITY PORTFOLIO...............  1.10%      CLASS III      $10.67        242
ALPS | RED ROCKS LISTED PRIVATE
 EQUITY PORTFOLIO...............  1.25%      CLASS III      $10.61        118

AMERICAN CENTURY VP INFLATION
 PROTECTION FUND................  1.10%      CLASS II       $ 9.70        392
AMERICAN CENTURY VP INFLATION
 PROTECTION FUND................  1.20%      CLASS II       $ 9.69        113
AMERICAN CENTURY VP INFLATION
 PROTECTION FUND................  1.25%      CLASS II       $ 9.67        312

AMERICAN CENTURY VP LARGE
 COMPANY VALUE..................  1.30%      CLASS II       $19.41         47
AMERICAN CENTURY VP LARGE
 COMPANY VALUE..................  1.55%      CLASS II       $18.97         10
AMERICAN CENTURY VP LARGE
 COMPANY VALUE..................  1.65%      CLASS II       $18.79         29
AMERICAN CENTURY VP LARGE
 COMPANY VALUE..................  1.70%      CLASS II       $18.71          2

AMERICAN FUNDS INSURANCE
 SERIES(R) ASSET ALLOCATION
 FUND/SM/.......................  1.10%       CLASS 4       $11.32      2,985
AMERICAN FUNDS INSURANCE
 SERIES(R) ASSET ALLOCATION
 FUND/SM/.......................  1.20%       CLASS 4       $12.38        554
AMERICAN FUNDS INSURANCE
 SERIES(R) ASSET ALLOCATION
 FUND/SM/.......................  1.25%       CLASS 4       $12.35      2,385

AMERICAN FUNDS INSURANCE
 SERIES(R) BOND FUND/SM/........  0.65%       CLASS 4       $10.34         --
AMERICAN FUNDS INSURANCE
 SERIES(R) BOND FUND/SM/........  1.30%       CLASS 4       $10.05      2,338
AMERICAN FUNDS INSURANCE
 SERIES(R) BOND FUND/SM/........  1.55%       CLASS 4       $ 9.83         86
AMERICAN FUNDS INSURANCE
 SERIES(R) BOND FUND/SM/........  1.65%       CLASS 4       $ 9.85        482
AMERICAN FUNDS INSURANCE
 SERIES(R) BOND FUND/SM/........  1.70%       CLASS 4       $ 9.82        581

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                                       UNITS
                                                                CONTRACT                            OUTSTANDING
                                                                CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                -------- --------------- ---------- -----------

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/......  0.30%       CLASS 4       $13.46          1
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/......  1.10%       CLASS 4       $11.10        509
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/......  1.20%       CLASS 4       $12.84        121
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/......  1.25%       CLASS 4       $12.81        291

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  0.30%       CLASS 4       $11.82          2
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.10%       CLASS 4       $10.13        130
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.20%       CLASS 4       $11.28         76
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.25%       CLASS 4       $11.25        105
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.30%       CLASS 4       $12.72        751
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.55%       CLASS 4       $11.98         58
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.65%       CLASS 4       $12.46        139
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.70%       CLASS 4       $12.42        121

AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/......  0.30%       CLASS 4       $15.36         14
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/......  1.10%       CLASS 4       $12.38        996
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/......  1.20%       CLASS 4       $14.65        144
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/......  1.25%       CLASS 4       $14.62        307

AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND
 INCOME FUND/SM/...............................................  1.10%       CLASS 4       $ 9.51        313
AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND
 INCOME FUND/SM/...............................................  1.20%       CLASS 4       $ 9.71        129
AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND
 INCOME FUND/SM/...............................................  1.25%       CLASS 4       $ 9.69        273

AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
 ALLOCATION FUND/SM/...........................................  1.30%      CLASS P-2      $12.76        368
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
 ALLOCATION FUND/SM/...........................................  1.55%      CLASS P-2      $11.94          5
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
 ALLOCATION FUND/SM/...........................................  1.65%      CLASS P-2      $12.50         69
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
 ALLOCATION FUND/SM/...........................................  1.70%      CLASS P-2      $12.46         67

AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  0.30%       CLASS 4       $10.29         10
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.10%       CLASS 4       $10.12        723
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.20%       CLASS 4       $ 9.82        250
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.25%       CLASS 4       $ 9.79        421
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.30%       CLASS 4       $10.47      2,487
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.55%       CLASS 4       $10.10         64
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.65%       CLASS 4       $10.25        520
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.70%       CLASS 4       $10.22        537

AXA 400 MANAGED VOLATILITY.....................................  0.65%          B          $18.07          1
AXA 400 MANAGED VOLATILITY.....................................  1.30%          B          $14.20        382
AXA 400 MANAGED VOLATILITY.....................................  1.30%          B          $20.50      1,317

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
AXA 400 MANAGED VOLATILITY..............  1.55%          B          $20.03         596
AXA 400 MANAGED VOLATILITY..............  1.65%          B          $13.91         160
AXA 400 MANAGED VOLATILITY..............  1.65%          B          $19.85         559
AXA 400 MANAGED VOLATILITY..............  1.70%          B          $13.87          54
AXA 400 MANAGED VOLATILITY..............  1.70%          B          $19.76          22

AXA 500 MANAGED VOLATILITY..............  0.65%          B          $20.15           4
AXA 500 MANAGED VOLATILITY..............  1.30%          B          $16.15         642
AXA 500 MANAGED VOLATILITY..............  1.30%          B          $21.03       3,082
AXA 500 MANAGED VOLATILITY..............  1.55%          B          $20.55       1,436
AXA 500 MANAGED VOLATILITY..............  1.65%          B          $15.82         224
AXA 500 MANAGED VOLATILITY..............  1.65%          B          $20.36       1,390
AXA 500 MANAGED VOLATILITY..............  1.70%          B          $15.77          87
AXA 500 MANAGED VOLATILITY..............  1.70%          B          $20.26          95

AXA 2000 MANAGED VOLATILITY.............  0.65%          B          $17.17           2
AXA 2000 MANAGED VOLATILITY.............  1.30%          B          $13.97         336
AXA 2000 MANAGED VOLATILITY.............  1.30%          B          $19.97       1,413
AXA 2000 MANAGED VOLATILITY.............  1.55%          B          $19.51         653
AXA 2000 MANAGED VOLATILITY.............  1.65%          B          $13.68          93
AXA 2000 MANAGED VOLATILITY.............  1.65%          B          $19.33         608
AXA 2000 MANAGED VOLATILITY.............  1.70%          B          $13.64          56
AXA 2000 MANAGED VOLATILITY.............  1.70%          B          $19.24          33

AXA AGGRESSIVE ALLOCATION...............  1.30%          A          $16.80         667
AXA AGGRESSIVE ALLOCATION...............  1.55%          A          $16.41         224
AXA AGGRESSIVE ALLOCATION...............  1.65%          A          $16.26         120
AXA AGGRESSIVE ALLOCATION...............  1.70%          A          $16.18          14
AXA AGGRESSIVE ALLOCATION...............  1.10%          B          $10.70         369
AXA AGGRESSIVE ALLOCATION...............  1.20%          B          $11.80          48
AXA AGGRESSIVE ALLOCATION...............  1.25%          B          $11.77         291

AXA AGGRESSIVE STRATEGY.................  1.30%          B          $14.74     182,618
AXA AGGRESSIVE STRATEGY.................  1.55%          B          $14.50       2,352
AXA AGGRESSIVE STRATEGY.................  1.65%          B          $14.40      23,204
AXA AGGRESSIVE STRATEGY.................  1.70%          B          $14.35      26,058

AXA BALANCED STRATEGY...................  0.65%          B          $13.27          --
AXA BALANCED STRATEGY...................  1.30%          B          $13.75     129,078
AXA BALANCED STRATEGY...................  1.30%          B          $15.36      16,442
AXA BALANCED STRATEGY...................  1.55%          B          $13.44       6,821
AXA BALANCED STRATEGY...................  1.55%          B          $14.99       1,787
AXA BALANCED STRATEGY...................  1.65%          B          $13.31      21,658
AXA BALANCED STRATEGY...................  1.65%          B          $14.85       3,998
AXA BALANCED STRATEGY...................  1.70%          B          $13.25      13,132
AXA BALANCED STRATEGY...................  1.70%          B          $14.78         673

AXA CONSERVATIVE GROWTH STRATEGY........  0.65%          B          $12.53           7
AXA CONSERVATIVE GROWTH STRATEGY........  1.30%          B          $12.92      65,805
AXA CONSERVATIVE GROWTH STRATEGY........  1.30%          B          $14.32       5,512
AXA CONSERVATIVE GROWTH STRATEGY........  1.55%          B          $12.62       3,898
AXA CONSERVATIVE GROWTH STRATEGY........  1.55%          B          $13.97         694
AXA CONSERVATIVE GROWTH STRATEGY........  1.65%          B          $12.51      10,079
AXA CONSERVATIVE GROWTH STRATEGY........  1.65%          B          $13.83       1,389
AXA CONSERVATIVE GROWTH STRATEGY........  1.70%          B          $12.45       4,875
AXA CONSERVATIVE GROWTH STRATEGY........  1.70%          B          $13.77         320

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------

AXA CONSERVATIVE STRATEGY...............  1.30%          B          $11.33      36,191
AXA CONSERVATIVE STRATEGY...............  1.30%          B          $12.08       2,772
AXA CONSERVATIVE STRATEGY...............  1.55%          B          $11.07       2,478
AXA CONSERVATIVE STRATEGY...............  1.55%          B          $11.79         311
AXA CONSERVATIVE STRATEGY...............  1.65%          B          $10.96       5,650
AXA CONSERVATIVE STRATEGY...............  1.65%          B          $11.67         493
AXA CONSERVATIVE STRATEGY...............  1.70%          B          $10.91       3,500
AXA CONSERVATIVE STRATEGY...............  1.70%          B          $11.62         184

AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.30%          A          $14.45         242
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.55%          A          $14.11          31
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.65%          A          $13.98          66
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.70%          A          $13.92          22
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.30%          B          $30.65         127
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.55%          B          $22.17          71
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.65%          B          $29.12          69
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.70%          B          $21.46          12

AXA GROWTH STRATEGY.....................  0.65%          B          $14.86           4
AXA GROWTH STRATEGY.....................  1.30%          B          $15.57     172,934
AXA GROWTH STRATEGY.....................  1.30%          B          $18.02      22,778
AXA GROWTH STRATEGY.....................  1.55%          B          $15.21       3,280
AXA GROWTH STRATEGY.....................  1.55%          B          $17.58       1,867
AXA GROWTH STRATEGY.....................  1.65%          B          $15.07      20,605
AXA GROWTH STRATEGY.....................  1.65%          B          $17.41       6,844
AXA GROWTH STRATEGY.....................  1.70%          B          $15.00      24,333
AXA GROWTH STRATEGY.....................  1.70%          B          $17.33       2,169

AXA INTERNATIONAL CORE MANAGED
 VOLATILITY.............................  1.30%          A          $10.78         328
AXA INTERNATIONAL CORE MANAGED
 VOLATILITY.............................  1.55%          A          $10.53          13
AXA INTERNATIONAL CORE MANAGED
 VOLATILITY.............................  1.65%          A          $10.43          70
AXA INTERNATIONAL CORE MANAGED
 VOLATILITY.............................  1.70%          A          $10.39          24
AXA INTERNATIONAL CORE MANAGED
 VOLATILITY.............................  1.30%          B          $14.99         205
AXA INTERNATIONAL CORE MANAGED
 VOLATILITY.............................  1.55%          B          $12.21         100
AXA INTERNATIONAL CORE MANAGED
 VOLATILITY.............................  1.65%          B          $14.23         105
AXA INTERNATIONAL CORE MANAGED
 VOLATILITY.............................  1.70%          B          $11.85          27

AXA INTERNATIONAL MANAGED VOLATILITY....  0.65%          B          $10.70           2
AXA INTERNATIONAL MANAGED VOLATILITY....  1.30%          B          $10.52         229
AXA INTERNATIONAL MANAGED VOLATILITY....  1.30%          B          $10.69       3,881
AXA INTERNATIONAL MANAGED VOLATILITY....  1.55%          B          $10.45       2,005
AXA INTERNATIONAL MANAGED VOLATILITY....  1.65%          B          $10.30         136
AXA INTERNATIONAL MANAGED VOLATILITY....  1.65%          B          $10.35       1,841
AXA INTERNATIONAL MANAGED VOLATILITY....  1.70%          B          $10.27          96
AXA INTERNATIONAL MANAGED VOLATILITY....  1.70%          B          $10.30          72

AXA INTERNATIONAL VALUE MANAGED
 VOLATILITY.............................  1.30%          A          $10.31         141
AXA INTERNATIONAL VALUE MANAGED
 VOLATILITY.............................  1.55%          A          $10.08          33
AXA INTERNATIONAL VALUE MANAGED
 VOLATILITY.............................  1.65%          A          $ 9.98          44
AXA INTERNATIONAL VALUE MANAGED
 VOLATILITY.............................  1.70%          A          $ 9.94          15

AXA LARGE CAP CORE MANAGED VOLATILITY...  1.30%          B          $22.35         159
AXA LARGE CAP CORE MANAGED VOLATILITY...  1.55%          B          $16.49          60
AXA LARGE CAP CORE MANAGED VOLATILITY...  1.65%          B          $21.22         140
AXA LARGE CAP CORE MANAGED VOLATILITY...  1.70%          B          $15.99          42

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                     UNITS
                                              CONTRACT                            OUTSTANDING
                                              CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                              -------- --------------- ---------- -----------

AXA LARGE CAP GROWTH MANAGED VOLATILITY......  1.30%          A          $23.79         139
AXA LARGE CAP GROWTH MANAGED VOLATILITY......  1.55%          A          $23.24          12
AXA LARGE CAP GROWTH MANAGED VOLATILITY......  1.65%          A          $23.03          40
AXA LARGE CAP GROWTH MANAGED VOLATILITY......  1.70%          A          $22.92          25
AXA LARGE CAP GROWTH MANAGED VOLATILITY......  1.30%          B          $27.77         278
AXA LARGE CAP GROWTH MANAGED VOLATILITY......  1.55%          B          $30.66          93
AXA LARGE CAP GROWTH MANAGED VOLATILITY......  1.65%          B          $26.39         165
AXA LARGE CAP GROWTH MANAGED VOLATILITY......  1.70%          B          $29.67          34

AXA LARGE CAP VALUE MANAGED VOLATILITY.......  1.30%          A          $19.13         365
AXA LARGE CAP VALUE MANAGED VOLATILITY.......  1.55%          A          $18.69          25
AXA LARGE CAP VALUE MANAGED VOLATILITY.......  1.65%          A          $18.52          65
AXA LARGE CAP VALUE MANAGED VOLATILITY.......  1.70%          A          $18.43          40
AXA LARGE CAP VALUE MANAGED VOLATILITY.......  1.30%          B          $17.74         309
AXA LARGE CAP VALUE MANAGED VOLATILITY.......  1.55%          B          $19.91          81
AXA LARGE CAP VALUE MANAGED VOLATILITY.......  1.65%          B          $16.85         182
AXA LARGE CAP VALUE MANAGED VOLATILITY.......  1.70%          B          $19.28          35

AXA MID CAP VALUE MANAGED VOLATILITY.........  1.30%          A          $20.13         181
AXA MID CAP VALUE MANAGED VOLATILITY.........  1.55%          A          $19.66           9
AXA MID CAP VALUE MANAGED VOLATILITY.........  1.65%          A          $19.48          37
AXA MID CAP VALUE MANAGED VOLATILITY.........  1.70%          A          $19.39          14
AXA MID CAP VALUE MANAGED VOLATILITY.........  1.30%          B          $23.17         206
AXA MID CAP VALUE MANAGED VOLATILITY.........  1.55%          B          $24.74          34
AXA MID CAP VALUE MANAGED VOLATILITY.........  1.65%          B          $22.01         160
AXA MID CAP VALUE MANAGED VOLATILITY.........  1.70%          B          $23.93          14

AXA MODERATE ALLOCATION......................  1.30%          A          $13.55       5,547
AXA MODERATE ALLOCATION......................  1.55%          A          $13.24         327
AXA MODERATE ALLOCATION......................  1.65%          A          $13.12         781
AXA MODERATE ALLOCATION......................  1.70%          A          $13.06         627
AXA MODERATE ALLOCATION......................  1.10%          B          $10.31       2,148
AXA MODERATE ALLOCATION......................  1.20%          B          $10.84         249
AXA MODERATE ALLOCATION......................  1.25%          B          $10.81       2,760

AXA MODERATE GROWTH STRATEGY.................  0.65%          B          $14.05           5
AXA MODERATE GROWTH STRATEGY.................  1.30%          B          $14.65     250,952
AXA MODERATE GROWTH STRATEGY.................  1.30%          B          $16.96      23,428
AXA MODERATE GROWTH STRATEGY.................  1.55%          B          $14.32      24,750
AXA MODERATE GROWTH STRATEGY.................  1.55%          B          $16.56       2,731
AXA MODERATE GROWTH STRATEGY.................  1.65%          B          $14.18      52,480
AXA MODERATE GROWTH STRATEGY.................  1.65%          B          $16.39       6,364
AXA MODERATE GROWTH STRATEGY.................  1.70%          B          $14.12      23,772
AXA MODERATE GROWTH STRATEGY.................  1.70%          B          $16.32       1,994

AXA MODERATE-PLUS ALLOCATION.................  1.30%          A          $15.13       1,570
AXA MODERATE-PLUS ALLOCATION.................  1.55%          A          $14.78         224
AXA MODERATE-PLUS ALLOCATION.................  1.65%          A          $14.64         218
AXA MODERATE-PLUS ALLOCATION.................  1.70%          A          $14.58          27
AXA MODERATE-PLUS ALLOCATION.................  1.10%          B          $10.51       1,420
AXA MODERATE-PLUS ALLOCATION.................  1.20%          B          $11.31         184
AXA MODERATE-PLUS ALLOCATION.................  1.25%          B          $11.28         829

AXA ULTRA CONSERVATIVE STRATEGY..............  1.30%          B          $ 9.99      65,894
AXA ULTRA CONSERVATIVE STRATEGY..............  1.55%          B          $ 9.81       3,564

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------
AXA ULTRA CONSERVATIVE STRATEGY....  1.65%          B          $ 9.74      12,976
AXA ULTRA CONSERVATIVE STRATEGY....  1.70%          B          $ 9.70      26,789

AXA/AB DYNAMIC AGGRESSIVE GROWTH...  1.30%          B          $ 9.31       8,629
AXA/AB DYNAMIC AGGRESSIVE GROWTH...  1.65%          B          $ 9.27         253

AXA/AB DYNAMIC GROWTH..............  1.30%          B          $10.08      52,067
AXA/AB DYNAMIC GROWTH..............  1.65%          B          $ 9.95       5,024
AXA/AB DYNAMIC GROWTH..............  1.70%          B          $ 9.93       2,753

AXA/AB DYNAMIC MODERATE GROWTH.....  0.30%          B          $11.53           4
AXA/AB DYNAMIC MODERATE GROWTH.....  1.10%          B          $10.15         558
AXA/AB DYNAMIC MODERATE GROWTH.....  1.20%          B          $11.00         283
AXA/AB DYNAMIC MODERATE GROWTH.....  1.25%          B          $10.97         349
AXA/AB DYNAMIC MODERATE GROWTH.....  1.30%          B          $11.91       4,466
AXA/AB DYNAMIC MODERATE GROWTH.....  1.30%          B          $12.48     131,809
AXA/AB DYNAMIC MODERATE GROWTH.....  1.55%          B          $12.24       7,240
AXA/AB DYNAMIC MODERATE GROWTH.....  1.65%          B          $11.67         738
AXA/AB DYNAMIC MODERATE GROWTH.....  1.65%          B          $12.14      26,214
AXA/AB DYNAMIC MODERATE GROWTH.....  1.70%          B          $11.63         564
AXA/AB DYNAMIC MODERATE GROWTH.....  1.70%          B          $12.09      17,959

AXA/AB SHORT DURATION GOVERNMENT
 BOND..............................  1.10%          B          $ 9.70         152
AXA/AB SHORT DURATION GOVERNMENT
 BOND..............................  1.20%          B          $ 9.43          55
AXA/AB SHORT DURATION GOVERNMENT
 BOND..............................  1.25%          B          $ 9.41         125

AXA/AB SMALL CAP GROWTH............  1.30%          A          $25.92       1,068
AXA/AB SMALL CAP GROWTH............  1.55%          A          $25.33          70
AXA/AB SMALL CAP GROWTH............  1.65%          A          $25.10         226
AXA/AB SMALL CAP GROWTH............  1.70%          A          $24.98         365
AXA/AB SMALL CAP GROWTH............  0.30%          B          $13.06           2
AXA/AB SMALL CAP GROWTH............  1.10%          B          $11.29         532
AXA/AB SMALL CAP GROWTH............  1.20%          B          $12.46         161
AXA/AB SMALL CAP GROWTH............  1.25%          B          $12.43         251
AXA/AB SMALL CAP GROWTH............  1.30%          B          $28.95         141
AXA/AB SMALL CAP GROWTH............  1.55%          B          $35.01          59
AXA/AB SMALL CAP GROWTH............  1.65%          B          $27.51         132
AXA/AB SMALL CAP GROWTH............  1.70%          B          $33.87          11

AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.10%          B          $ 9.40         193
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.25%          B          $ 9.39           7
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.30%          B          $ 9.39           9
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.30%          B          $17.59       2,233
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.30%          B          $28.67         166
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.55%          B          $17.24         241
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.55%          B          $20.19          95
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.65%          B          $ 9.39           1
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.65%          B          $17.11         574
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.65%          B          $27.22         120
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.70%          B          $17.04         339
AXA/CLEARBRIDGE LARGE CAP GROWTH...  1.70%          B          $19.59          12

AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY........................  1.30%          A          $15.63         166
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY........................  1.55%          A          $15.27          15
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY........................  1.65%          A          $15.13          79
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY........................  1.70%          A          $15.06          16

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY........................  1.30%          B          $13.77        222
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY........................  1.55%          B          $13.34         59
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY........................  1.65%          B          $13.18         58
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY........................  1.70%          B          $13.09          6

AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY................  0.65%          A          $17.10         --
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY................  1.30%          A          $19.67         61
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY................  1.55%          A          $19.22         10
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY................  1.65%          A          $19.05         25
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY................  1.70%          A          $18.96          3
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY................  1.30%          B          $15.03        238
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY................  1.55%          B          $14.57         46
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY................  1.65%          B          $14.39        151
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY................  1.70%          B          $14.30         25

AXA/FRANKLIN TEMPLETON ALLOCATION
 MANAGED VOLATILITY................  1.30%          A          $16.07        234
AXA/FRANKLIN TEMPLETON ALLOCATION
 MANAGED VOLATILITY................  1.55%          A          $15.71          6
AXA/FRANKLIN TEMPLETON ALLOCATION
 MANAGED VOLATILITY................  1.65%          A          $15.56         79
AXA/FRANKLIN TEMPLETON ALLOCATION
 MANAGED VOLATILITY................  1.70%          A          $15.49         27
AXA/FRANKLIN TEMPLETON ALLOCATION
 MANAGED VOLATILITY................  1.30%          B          $11.75        215
AXA/FRANKLIN TEMPLETON ALLOCATION
 MANAGED VOLATILITY................  1.55%          B          $11.41         64
AXA/FRANKLIN TEMPLETON ALLOCATION
 MANAGED VOLATILITY................  1.65%          B          $11.28        109
AXA/FRANKLIN TEMPLETON ALLOCATION
 MANAGED VOLATILITY................  1.70%          B          $11.21          9

AXA/GOLDMAN SACHS STRATEGIC
 ALLOCATION........................  1.30%          B          $10.25     43,454
AXA/GOLDMAN SACHS STRATEGIC
 ALLOCATION........................  1.65%          B          $10.12      4,583
AXA/GOLDMAN SACHS STRATEGIC
 ALLOCATION........................  1.70%          B          $10.10      1,283

AXA/INVESCO STRATEGIC ALLOCATION...  1.30%          B          $ 9.83     22,940
AXA/INVESCO STRATEGIC ALLOCATION...  1.65%          B          $ 9.71      2,054
AXA/INVESCO STRATEGIC ALLOCATION...  1.70%          B          $ 9.69        670

AXA/JANUS ENTERPRISE...............  1.30%          A          $18.92      1,233
AXA/JANUS ENTERPRISE...............  1.55%          A          $18.49        175
AXA/JANUS ENTERPRISE...............  1.65%          A          $18.32        285
AXA/JANUS ENTERPRISE...............  1.70%          A          $18.23        150
AXA/JANUS ENTERPRISE...............  1.10%          B          $10.37        385
AXA/JANUS ENTERPRISE...............  1.20%          B          $11.32        112
AXA/JANUS ENTERPRISE...............  1.25%          B          $11.29        195
AXA/JANUS ENTERPRISE...............  1.30%          B          $23.97        192
AXA/JANUS ENTERPRISE...............  1.55%          B          $23.15        108
AXA/JANUS ENTERPRISE...............  1.65%          B          $22.83        101
AXA/JANUS ENTERPRISE...............  1.70%          B          $22.68         17

AXA/JPMORGAN STRATEGIC ALLOCATION..  1.30%          B          $ 9.54      7,082
AXA/JPMORGAN STRATEGIC ALLOCATION..  1.65%          B          $ 9.51        160

AXA/LEGG MASON STRATEGIC ALLOCATION  1.30%          B          $10.72     14,178
AXA/LEGG MASON STRATEGIC ALLOCATION  1.65%          B          $10.61      1,016
AXA/LEGG MASON STRATEGIC ALLOCATION  1.70%          B          $10.59         21

AXA/LOOMIS SAYLES GROWTH...........  1.30%          A          $24.56      1,561
AXA/LOOMIS SAYLES GROWTH...........  1.55%          A          $23.99         91
AXA/LOOMIS SAYLES GROWTH...........  1.65%          A          $23.77        276
AXA/LOOMIS SAYLES GROWTH...........  1.70%          A          $23.66        155
AXA/LOOMIS SAYLES GROWTH...........  1.10%          B          $13.85        839
AXA/LOOMIS SAYLES GROWTH...........  1.20%          B          $16.54        170

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                     UNITS
                                              CONTRACT                            OUTSTANDING
                                              CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                              -------- --------------- ---------- -----------
AXA/LOOMIS SAYLES GROWTH.....................  1.25%          B          $16.50        314
AXA/LOOMIS SAYLES GROWTH.....................  1.30%          B          $23.46        121
AXA/LOOMIS SAYLES GROWTH.....................  1.55%          B          $23.04         35
AXA/LOOMIS SAYLES GROWTH.....................  1.65%          B          $22.87         30
AXA/LOOMIS SAYLES GROWTH.....................  1.70%          B          $22.78          8

AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.30%          A          $15.04         96
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.55%          A          $14.70         31
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.65%          A          $14.56         37
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.70%          A          $14.49          1
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  0.30%          B          $11.19         --
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.10%          B          $ 9.81         78
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.20%          B          $10.67         47
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.25%          B          $10.64         66
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.30%          B          $11.96        294
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.55%          B          $11.59        189
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.65%          B          $11.44        317
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY..................................  1.70%          B          $11.37         26

BLACKROCK GLOBAL ALLOCATION V.I. FUND........  1.10%      CLASS III      $ 9.85      1,042
BLACKROCK GLOBAL ALLOCATION V.I. FUND........  1.20%      CLASS III      $10.58        739
BLACKROCK GLOBAL ALLOCATION V.I. FUND........  1.25%      CLASS III      $10.55      1,274
BLACKROCK GLOBAL ALLOCATION V.I. FUND........  1.30%      CLASS III      $13.20      3,846
BLACKROCK GLOBAL ALLOCATION V.I. FUND........  1.55%      CLASS III      $12.89        131
BLACKROCK GLOBAL ALLOCATION V.I. FUND........  1.65%      CLASS III      $12.77        860
BLACKROCK GLOBAL ALLOCATION V.I. FUND........  1.70%      CLASS III      $12.71        734

BLACKROCK LARGE CAP FOCUS GROWTH V.I. FUND...  1.30%      CLASS III      $27.51      1,313
BLACKROCK LARGE CAP FOCUS GROWTH V.I. FUND...  1.55%      CLASS III      $26.88         67
BLACKROCK LARGE CAP FOCUS GROWTH V.I. FUND...  1.65%      CLASS III      $26.63        262
BLACKROCK LARGE CAP FOCUS GROWTH V.I. FUND...  1.70%      CLASS III      $26.51        412

CHARTER/SM/ AGGRESSIVE GROWTH................  1.10%          B          $ 9.99        300
CHARTER/SM/ AGGRESSIVE GROWTH................  1.20%          B          $10.57        147
CHARTER/SM/ AGGRESSIVE GROWTH................  1.25%          B          $10.54        229

CHARTER/SM/ CONSERVATIVE.....................  1.10%          B          $10.13        925
CHARTER/SM/ CONSERVATIVE.....................  1.20%          B          $10.33        359
CHARTER/SM/ CONSERVATIVE.....................  1.25%          B          $10.31      1,797

CHARTER/SM/ GROWTH...........................  1.10%          B          $10.05        386
CHARTER/SM/ GROWTH...........................  1.20%          B          $10.56        471
CHARTER/SM/ GROWTH...........................  1.25%          B          $10.53        569

CHARTER/SM/ MODERATE.........................  0.30%          B          $10.98         11
CHARTER/SM/ MODERATE.........................  1.10%          B          $10.14        814
CHARTER/SM/ MODERATE.........................  1.20%          B          $10.48        661
CHARTER/SM/ MODERATE.........................  1.25%          B          $10.45      1,384
CHARTER/SM/ MODERATE.........................  1.30%          B          $10.22        241
CHARTER/SM/ MODERATE.........................  1.65%          B          $10.08         24
CHARTER/SM/ MODERATE.........................  1.70%          B          $10.06          9

CHARTER/SM/ MODERATE GROWTH..................  0.30%          B          $11.11          2
CHARTER/SM/ MODERATE GROWTH..................  1.10%          B          $10.14      1,011
CHARTER/SM/ MODERATE GROWTH..................  1.20%          B          $10.60        557
CHARTER/SM/ MODERATE GROWTH..................  1.25%          B          $10.58        862

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------
CHARTER/SM/ MODERATE GROWTH........  1.30%          B          $10.25        244
CHARTER/SM/ MODERATE GROWTH........  1.65%          B          $10.11         47

CHARTER/SM/ MULTI-SECTOR BOND......  1.30%          B          $11.46         85
CHARTER/SM/ MULTI-SECTOR BOND......  1.55%          B          $27.88          9
CHARTER/SM/ MULTI-SECTOR BOND......  1.65%          B          $10.95         16
CHARTER/SM/ MULTI-SECTOR BOND......  1.70%          B          $26.55          1

CHARTER/SM/ SMALL CAP GROWTH.......  0.30%          B          $12.32          9
CHARTER/SM/ SMALL CAP GROWTH.......  1.10%          B          $11.19         53
CHARTER/SM/ SMALL CAP GROWTH.......  1.20%          B          $11.75         31
CHARTER/SM/ SMALL CAP GROWTH.......  1.25%          B          $11.72         39
CHARTER/SM/ SMALL CAP GROWTH.......  1.30%          B          $ 7.35        508
CHARTER/SM/ SMALL CAP GROWTH.......  1.55%          B          $12.12        141
CHARTER/SM/ SMALL CAP GROWTH.......  1.65%          B          $11.88        121
CHARTER/SM/ SMALL CAP GROWTH.......  1.70%          B          $11.76         36

CHARTER/SM/ SMALL CAP VALUE........  1.10%          B          $ 9.94         76
CHARTER/SM/ SMALL CAP VALUE........  1.20%          B          $ 9.84         29
CHARTER/SM/ SMALL CAP VALUE........  1.25%          B          $ 9.82         54
CHARTER/SM/ SMALL CAP VALUE........  1.30%          B          $17.06        303
CHARTER/SM/ SMALL CAP VALUE........  1.55%          B          $21.40         69
CHARTER/SM/ SMALL CAP VALUE........  1.65%          B          $16.20        119
CHARTER/SM/ SMALL CAP VALUE........  1.70%          B          $20.72        218

CLEARBRIDGE VARIABLE AGGRESSIVE
 GROWTH PORTFOLIO..................  1.10%      CLASS II       $ 9.58        608
CLEARBRIDGE VARIABLE AGGRESSIVE
 GROWTH PORTFOLIO..................  1.20%      CLASS II       $10.64        298
CLEARBRIDGE VARIABLE AGGRESSIVE
 GROWTH PORTFOLIO..................  1.25%      CLASS II       $10.61        314
CLEARBRIDGE VARIABLE AGGRESSIVE
 GROWTH PORTFOLIO..................  1.30%      CLASS II       $10.59      2,613
CLEARBRIDGE VARIABLE AGGRESSIVE
 GROWTH PORTFOLIO..................  1.65%      CLASS II       $10.42        245
CLEARBRIDGE VARIABLE AGGRESSIVE
 GROWTH PORTFOLIO..................  1.70%      CLASS II       $10.39        397

CLEARBRIDGE VARIABLE APPRECIATION
 PORTFOLIO.........................  1.30%      CLASS II       $12.18      1,048
CLEARBRIDGE VARIABLE APPRECIATION
 PORTFOLIO.........................  1.65%      CLASS II       $12.01         61
CLEARBRIDGE VARIABLE APPRECIATION
 PORTFOLIO.........................  1.70%      CLASS II       $11.99         28

CLEARBRIDGE VARIABLE DIVIDEND
 STRATEGY PORTFOLIO................  1.10%      CLASS II       $11.88        606
CLEARBRIDGE VARIABLE DIVIDEND
 STRATEGY PORTFOLIO................  1.20%      CLASS II       $12.52        183
CLEARBRIDGE VARIABLE DIVIDEND
 STRATEGY PORTFOLIO................  1.25%      CLASS II       $12.49        321
CLEARBRIDGE VARIABLE DIVIDEND
 STRATEGY PORTFOLIO................  1.30%      CLASS II       $12.46      1,199
CLEARBRIDGE VARIABLE DIVIDEND
 STRATEGY PORTFOLIO................  1.65%      CLASS II       $12.26         71
CLEARBRIDGE VARIABLE DIVIDEND
 STRATEGY PORTFOLIO................  1.70%      CLASS II       $12.23        182

CLEARBRIDGE VARIABLE MID CAP
 PORTFOLIO.........................  1.30%      CLASS II       $10.15        354
CLEARBRIDGE VARIABLE MID CAP
 PORTFOLIO.........................  1.65%      CLASS II       $10.01         43
CLEARBRIDGE VARIABLE MID CAP
 PORTFOLIO.........................  1.70%      CLASS II       $ 9.99         25

DELAWARE VIP(R) DIVERSIFIED INCOME
 SERIES............................  0.30%    SERVICE CLASS    $10.75         18
DELAWARE VIP(R) DIVERSIFIED INCOME
 SERIES............................  1.10%    SERVICE CLASS    $ 9.85        752
DELAWARE VIP(R) DIVERSIFIED INCOME
 SERIES............................  1.20%    SERVICE CLASS    $10.26        426
DELAWARE VIP(R) DIVERSIFIED INCOME
 SERIES............................  1.25%    SERVICE CLASS    $10.23        621

DELAWARE VIP(R) EMERGING MARKETS
 SERIES............................  1.10%    SERVICE CLASS    $10.18        275
DELAWARE VIP(R) EMERGING MARKETS
 SERIES............................  1.20%    SERVICE CLASS    $ 9.66         68
DELAWARE VIP(R) EMERGING MARKETS
 SERIES............................  1.25%    SERVICE CLASS    $ 9.63         96

DELAWARE VIP(R) LIMITED-TERM
 DIVERSIFIED INCOME SERIES.........  0.30%    SERVICE CLASS    $10.43          5
DELAWARE VIP(R) LIMITED-TERM
 DIVERSIFIED INCOME SERIES.........  1.10%    SERVICE CLASS    $ 9.89        419

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------
DELAWARE VIP(R) LIMITED-TERM
 DIVERSIFIED INCOME SERIES.........  1.20%    SERVICE CLASS    $ 9.96         89
DELAWARE VIP(R) LIMITED-TERM
 DIVERSIFIED INCOME SERIES.........  1.25%    SERVICE CLASS    $ 9.93        483

EATON VANCE VT FLOATING-RATE
 INCOME FUND.......................  0.30%    INITIAL CLASS    $11.13         11
EATON VANCE VT FLOATING-RATE
 INCOME FUND.......................  1.10%    INITIAL CLASS    $10.45      1,447
EATON VANCE VT FLOATING-RATE
 INCOME FUND.......................  1.20%    INITIAL CLASS    $10.62        387
EATON VANCE VT FLOATING-RATE
 INCOME FUND.......................  1.25%    INITIAL CLASS    $10.60      1,268
EATON VANCE VT FLOATING-RATE
 INCOME FUND.......................  1.30%    INITIAL CLASS    $10.52        992
EATON VANCE VT FLOATING-RATE
 INCOME FUND.......................  1.65%    INITIAL CLASS    $10.38        110
EATON VANCE VT FLOATING-RATE
 INCOME FUND.......................  1.70%    INITIAL CLASS    $10.36        178

EQ/AMERICAN CENTURY MID CAP VALUE..  0.30%          B          $13.76          3
EQ/AMERICAN CENTURY MID CAP VALUE..  0.65%          B          $20.52          3
EQ/AMERICAN CENTURY MID CAP VALUE..  1.10%          B          $11.04      1,661
EQ/AMERICAN CENTURY MID CAP VALUE..  1.20%          B          $13.13        488
EQ/AMERICAN CENTURY MID CAP VALUE..  1.25%          B          $13.09        638
EQ/AMERICAN CENTURY MID CAP VALUE..  1.30%          B          $22.65      3,041
EQ/AMERICAN CENTURY MID CAP VALUE..  1.55%          B          $22.13        105
EQ/AMERICAN CENTURY MID CAP VALUE..  1.65%          B          $21.92        565
EQ/AMERICAN CENTURY MID CAP VALUE..  1.70%          B          $21.82        384

EQ/BLACKROCK BASIC VALUE EQUITY....  1.30%          A          $19.04      3,980
EQ/BLACKROCK BASIC VALUE EQUITY....  1.55%          A          $18.60        244
EQ/BLACKROCK BASIC VALUE EQUITY....  1.65%          A          $18.43        807
EQ/BLACKROCK BASIC VALUE EQUITY....  1.70%          A          $18.35        677
EQ/BLACKROCK BASIC VALUE EQUITY....  0.30%          B          $12.44          9
EQ/BLACKROCK BASIC VALUE EQUITY....  1.10%          B          $10.10      1,004
EQ/BLACKROCK BASIC VALUE EQUITY....  1.20%          B          $11.87        390
EQ/BLACKROCK BASIC VALUE EQUITY....  1.25%          B          $11.83        426

EQ/CAPITAL GUARDIAN RESEARCH.......  1.30%          A          $25.28        259
EQ/CAPITAL GUARDIAN RESEARCH.......  1.55%          A          $24.70         30
EQ/CAPITAL GUARDIAN RESEARCH.......  1.65%          A          $24.47         73
EQ/CAPITAL GUARDIAN RESEARCH.......  1.70%          A          $24.36         99
EQ/CAPITAL GUARDIAN RESEARCH.......  1.30%          B          $25.39         89
EQ/CAPITAL GUARDIAN RESEARCH.......  1.55%          B          $23.37         15
EQ/CAPITAL GUARDIAN RESEARCH.......  1.65%          B          $24.10         75
EQ/CAPITAL GUARDIAN RESEARCH.......  1.70%          B          $22.68         15

EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.10%          A          $ 9.11         96
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.30%          A          $ 9.10          1
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.30%          A          $17.98         28
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.55%          A          $17.56          4
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.65%          A          $17.40         18
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.70%          A          $17.32          1
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.30%          B          $14.16         84
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.55%          B          $13.73          6
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.65%          B          $13.56         62
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................  1.70%          B          $13.47         30

EQ/COMMON STOCK INDEX..............  1.30%          A          $23.35      1,351
EQ/COMMON STOCK INDEX..............  1.55%          A          $22.82         47
EQ/COMMON STOCK INDEX..............  1.65%          A          $22.61        253
EQ/COMMON STOCK INDEX..............  1.70%          A          $22.50        123
EQ/COMMON STOCK INDEX..............  1.10%          B          $11.79        724
EQ/COMMON STOCK INDEX..............  1.20%          B          $13.93        170
EQ/COMMON STOCK INDEX..............  1.25%          B          $13.90        256

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
EQ/CORE BOND INDEX......................  0.65%          B          $10.45         14
EQ/CORE BOND INDEX......................  1.10%          B          $ 9.82        967
EQ/CORE BOND INDEX......................  1.20%          B          $ 9.88        258
EQ/CORE BOND INDEX......................  1.25%          B          $ 9.86      1,447
EQ/CORE BOND INDEX......................  1.30%          B          $10.52     11,732
EQ/CORE BOND INDEX......................  1.30%          B          $10.66      2,002
EQ/CORE BOND INDEX......................  1.55%          B          $10.28      4,749
EQ/CORE BOND INDEX......................  1.55%          B          $13.42        504
EQ/CORE BOND INDEX......................  1.65%          B          $10.13      1,713
EQ/CORE BOND INDEX......................  1.65%          B          $10.19      4,545
EQ/CORE BOND INDEX......................  1.70%          B          $10.14        706
EQ/CORE BOND INDEX......................  1.70%          B          $13.00        140

EQ/EMERGING MARKETS EQUITY PLUS.........  1.10%          B          $ 8.91        167
EQ/EMERGING MARKETS EQUITY PLUS.........  1.20%          B          $ 9.02         23
EQ/EMERGING MARKETS EQUITY PLUS.........  1.25%          B          $ 8.99         93
EQ/EMERGING MARKETS EQUITY PLUS.........  1.30%          B          $ 8.64        394
EQ/EMERGING MARKETS EQUITY PLUS.........  1.55%          B          $ 8.61         25
EQ/EMERGING MARKETS EQUITY PLUS.........  1.65%          B          $ 8.46         73
EQ/EMERGING MARKETS EQUITY PLUS.........  1.70%          B          $ 8.43         79

EQ/EQUITY 500 INDEX.....................  0.65%          A          $22.02         --
EQ/EQUITY 500 INDEX.....................  1.30%          A          $23.51      6,217
EQ/EQUITY 500 INDEX.....................  1.55%          A          $22.98        375
EQ/EQUITY 500 INDEX.....................  1.65%          A          $22.76      1,363
EQ/EQUITY 500 INDEX.....................  1.70%          A          $22.66      1,559
EQ/EQUITY 500 INDEX.....................  0.30%          B          $15.01         22
EQ/EQUITY 500 INDEX.....................  1.10%          B          $12.05      3,468
EQ/EQUITY 500 INDEX.....................  1.20%          B          $14.33        870
EQ/EQUITY 500 INDEX.....................  1.25%          B          $14.29      2,925

EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE
 CAP....................................  0.30%          B          $13.86         20
EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE
 CAP....................................  0.65%          B          $19.62          9
EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE
 CAP....................................  1.10%          B          $11.11        997
EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE
 CAP....................................  1.20%          B          $13.22        442
EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE
 CAP....................................  1.25%          B          $13.19        644
EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE
 CAP....................................  1.30%          B          $21.40      4,202
EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE
 CAP....................................  1.55%          B          $20.91        205
EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE
 CAP....................................  1.65%          B          $20.71        926
EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE
 CAP....................................  1.70%          B          $20.62        571

EQ/FRANKLIN RISING DIVIDENDS............  0.30%          B          $14.16         12
EQ/FRANKLIN RISING DIVIDENDS............  1.10%          B          $12.12        727
EQ/FRANKLIN RISING DIVIDENDS............  1.20%          B          $13.51        282
EQ/FRANKLIN RISING DIVIDENDS............  1.25%          B          $13.48        558
EQ/FRANKLIN RISING DIVIDENDS............  1.30%          B          $15.60      2,582
EQ/FRANKLIN RISING DIVIDENDS............  1.55%          B          $14.53         59
EQ/FRANKLIN RISING DIVIDENDS............  1.65%          B          $15.28        518
EQ/FRANKLIN RISING DIVIDENDS............  1.70%          B          $15.24        416

EQ/FRANKLIN STRATEGIC INCOME............  0.65%          B          $12.19          1
EQ/FRANKLIN STRATEGIC INCOME............  1.30%          B          $12.95      3,004
EQ/FRANKLIN STRATEGIC INCOME............  1.55%          B          $12.65        168
EQ/FRANKLIN STRATEGIC INCOME............  1.65%          B          $12.53        612
EQ/FRANKLIN STRATEGIC INCOME............  1.70%          B          $12.48        637

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------

EQ/GLOBAL BOND PLUS................  1.30%          A          $ 9.93        315
EQ/GLOBAL BOND PLUS................  1.55%          A          $ 9.70         55
EQ/GLOBAL BOND PLUS................  1.65%          A          $ 9.61         67
EQ/GLOBAL BOND PLUS................  1.70%          A          $ 9.57         25
EQ/GLOBAL BOND PLUS................  1.30%          B          $11.40        136
EQ/GLOBAL BOND PLUS................  1.55%          B          $11.02        101
EQ/GLOBAL BOND PLUS................  1.65%          B          $10.87         90
EQ/GLOBAL BOND PLUS................  1.70%          B          $10.80          7

EQ/GOLDMAN SACHS MID CAP VALUE.....  1.30%          B          $19.54        848
EQ/GOLDMAN SACHS MID CAP VALUE.....  1.55%          B          $19.09         61
EQ/GOLDMAN SACHS MID CAP VALUE.....  1.65%          B          $18.91        190
EQ/GOLDMAN SACHS MID CAP VALUE.....  1.70%          B          $18.83        152

EQ/INTERMEDIATE GOVERNMENT BOND....  0.30%          B          $10.13         12
EQ/INTERMEDIATE GOVERNMENT BOND....  0.65%          B          $10.02          3
EQ/INTERMEDIATE GOVERNMENT BOND....  1.10%          B          $ 9.71        281
EQ/INTERMEDIATE GOVERNMENT BOND....  1.20%          B          $ 9.66         84
EQ/INTERMEDIATE GOVERNMENT BOND....  1.25%          B          $ 9.64        250
EQ/INTERMEDIATE GOVERNMENT BOND....  1.30%          B          $ 9.93      5,317
EQ/INTERMEDIATE GOVERNMENT BOND....  1.30%          B          $10.72        775
EQ/INTERMEDIATE GOVERNMENT BOND....  1.55%          B          $ 9.70      2,074
EQ/INTERMEDIATE GOVERNMENT BOND....  1.55%          B          $18.59        159
EQ/INTERMEDIATE GOVERNMENT BOND....  1.65%          B          $ 9.61      1,849
EQ/INTERMEDIATE GOVERNMENT BOND....  1.65%          B          $10.22        218
EQ/INTERMEDIATE GOVERNMENT BOND....  1.70%          B          $ 9.57        131
EQ/INTERMEDIATE GOVERNMENT BOND....  1.70%          B          $17.82         24

EQ/INTERNATIONAL EQUITY INDEX......  1.30%          A          $11.34      1,472
EQ/INTERNATIONAL EQUITY INDEX......  1.55%          A          $11.08         93
EQ/INTERNATIONAL EQUITY INDEX......  1.65%          A          $10.98        409
EQ/INTERNATIONAL EQUITY INDEX......  1.70%          A          $10.93        400
EQ/INTERNATIONAL EQUITY INDEX......  0.30%          B          $ 9.72         14
EQ/INTERNATIONAL EQUITY INDEX......  1.10%          B          $ 9.14        712
EQ/INTERNATIONAL EQUITY INDEX......  1.20%          B          $ 9.27        252
EQ/INTERNATIONAL EQUITY INDEX......  1.25%          B          $ 9.25        822

EQ/INVESCO COMSTOCK................  1.30%          A          $20.43      1,277
EQ/INVESCO COMSTOCK................  1.55%          A          $19.96         69
EQ/INVESCO COMSTOCK................  1.65%          A          $19.78        291
EQ/INVESCO COMSTOCK................  1.70%          A          $19.68        149
EQ/INVESCO COMSTOCK................  1.30%          B          $18.02        202
EQ/INVESCO COMSTOCK................  1.55%          B          $17.41         44
EQ/INVESCO COMSTOCK................  1.65%          B          $17.17        110
EQ/INVESCO COMSTOCK................  1.70%          B          $17.05         23

EQ/INVESCO GLOBAL REAL ESTATE......  0.30%          B          $11.36          4
EQ/INVESCO GLOBAL REAL ESTATE......  1.10%          B          $ 9.72        431
EQ/INVESCO GLOBAL REAL ESTATE......  1.20%          B          $10.84        212
EQ/INVESCO GLOBAL REAL ESTATE......  1.25%          B          $10.81        278
EQ/INVESCO GLOBAL REAL ESTATE......  1.30%          B          $15.73      2,355
EQ/INVESCO GLOBAL REAL ESTATE......  1.55%          B          $15.37        164
EQ/INVESCO GLOBAL REAL ESTATE......  1.65%          B          $15.23        627
EQ/INVESCO GLOBAL REAL ESTATE......  1.70%          B          $15.16        520

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------

EQ/INVESCO INTERNATIONAL GROWTH....  0.30%          B          $10.15         19
EQ/INVESCO INTERNATIONAL GROWTH....  1.10%          B          $ 8.99        528
EQ/INVESCO INTERNATIONAL GROWTH....  1.20%          B          $ 9.68        170
EQ/INVESCO INTERNATIONAL GROWTH....  1.25%          B          $ 9.66        264
EQ/INVESCO INTERNATIONAL GROWTH....  1.30%          B          $13.21      1,869
EQ/INVESCO INTERNATIONAL GROWTH....  1.55%          B          $12.91        115
EQ/INVESCO INTERNATIONAL GROWTH....  1.65%          B          $12.79        286
EQ/INVESCO INTERNATIONAL GROWTH....  1.70%          B          $12.73        240

EQ/IVY ENERGY......................  1.10%          B          $ 5.23        301
EQ/IVY ENERGY......................  1.20%          B          $ 4.92        223
EQ/IVY ENERGY......................  1.25%          B          $ 4.90        248
EQ/IVY ENERGY......................  1.30%          B          $ 7.10      1,717
EQ/IVY ENERGY......................  1.55%          B          $ 6.94        213
EQ/IVY ENERGY......................  1.65%          B          $ 6.87        299
EQ/IVY ENERGY......................  1.70%          B          $ 6.84        247

EQ/IVY MID CAP GROWTH..............  0.65%          B          $20.50         --
EQ/IVY MID CAP GROWTH..............  1.30%          B          $24.46      1,690
EQ/IVY MID CAP GROWTH..............  1.55%          B          $23.90         99
EQ/IVY MID CAP GROWTH..............  1.65%          B          $23.67        274
EQ/IVY MID CAP GROWTH..............  1.70%          B          $23.57        283

EQ/IVY SCIENCE AND TECHNOLOGY......  0.30%          B          $13.74          3
EQ/IVY SCIENCE AND TECHNOLOGY......  0.65%          B          $23.45          3
EQ/IVY SCIENCE AND TECHNOLOGY......  1.10%          B          $11.14        618
EQ/IVY SCIENCE AND TECHNOLOGY......  1.20%          B          $13.11        277
EQ/IVY SCIENCE AND TECHNOLOGY......  1.25%          B          $13.08        388
EQ/IVY SCIENCE AND TECHNOLOGY......  1.30%          B          $25.52      1,741
EQ/IVY SCIENCE AND TECHNOLOGY......  1.55%          B          $24.93        134
EQ/IVY SCIENCE AND TECHNOLOGY......  1.65%          B          $24.70        362
EQ/IVY SCIENCE AND TECHNOLOGY......  1.70%          B          $24.59        254

EQ/JPMORGAN VALUE OPPORTUNITIES....  1.30%          A          $20.81        295
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.55%          A          $20.34         73
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.65%          A          $20.15         85
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.70%          A          $20.06         14
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.10%          B          $ 8.84          6
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.25%          B          $ 8.84          5
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.30%          B          $ 8.84          9
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.30%          B          $22.28        182
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.55%          B          $23.33         34
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.65%          B          $ 8.83          2
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.65%          B          $21.17        111
EQ/JPMORGAN VALUE OPPORTUNITIES....  1.70%          B          $22.57         24

EQ/LARGE CAP GROWTH INDEX..........  0.65%          A          $24.13         --
EQ/LARGE CAP GROWTH INDEX..........  1.30%          A          $26.47      1,340
EQ/LARGE CAP GROWTH INDEX..........  1.55%          A          $25.86        100
EQ/LARGE CAP GROWTH INDEX..........  1.65%          A          $25.62        216
EQ/LARGE CAP GROWTH INDEX..........  1.70%          A          $25.51        166
EQ/LARGE CAP GROWTH INDEX..........  1.10%          B          $12.84        890
EQ/LARGE CAP GROWTH INDEX..........  1.20%          B          $15.57        173
EQ/LARGE CAP GROWTH INDEX..........  1.25%          B          $15.53        506

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------

EQ/LARGE CAP VALUE INDEX...........  1.30%          A          $20.70        891
EQ/LARGE CAP VALUE INDEX...........  1.55%          A          $20.23         68
EQ/LARGE CAP VALUE INDEX...........  1.65%          A          $20.04        169
EQ/LARGE CAP VALUE INDEX...........  1.70%          A          $19.95        175
EQ/LARGE CAP VALUE INDEX...........  1.10%          B          $10.91        447
EQ/LARGE CAP VALUE INDEX...........  1.20%          B          $12.65        166
EQ/LARGE CAP VALUE INDEX...........  1.25%          B          $12.61        486

EQ/LAZARD EMERGING MARKETS EQUITY..  0.30%          B          $ 9.08          2
EQ/LAZARD EMERGING MARKETS EQUITY..  1.10%          B          $ 9.16        732
EQ/LAZARD EMERGING MARKETS EQUITY..  1.20%          B          $ 8.66        342
EQ/LAZARD EMERGING MARKETS EQUITY..  1.25%          B          $ 8.64        418
EQ/LAZARD EMERGING MARKETS EQUITY..  1.30%          B          $10.58      4,318
EQ/LAZARD EMERGING MARKETS EQUITY..  1.55%          B          $10.34        471
EQ/LAZARD EMERGING MARKETS EQUITY..  1.65%          B          $10.24        928
EQ/LAZARD EMERGING MARKETS EQUITY..  1.70%          B          $10.19        620

EQ/MFS INTERNATIONAL GROWTH........  1.30%          A          $14.75      1,596
EQ/MFS INTERNATIONAL GROWTH........  1.55%          A          $14.42         91
EQ/MFS INTERNATIONAL GROWTH........  1.65%          A          $14.28        277
EQ/MFS INTERNATIONAL GROWTH........  1.70%          A          $14.22        228
EQ/MFS INTERNATIONAL GROWTH........  0.30%          B          $11.48          1
EQ/MFS INTERNATIONAL GROWTH........  1.10%          B          $10.78        578
EQ/MFS INTERNATIONAL GROWTH........  1.20%          B          $10.95        135
EQ/MFS INTERNATIONAL GROWTH........  1.25%          B          $10.92        340
EQ/MFS INTERNATIONAL GROWTH........  1.30%          B          $ 8.36        433
EQ/MFS INTERNATIONAL GROWTH........  1.55%          B          $18.19         67
EQ/MFS INTERNATIONAL GROWTH........  1.65%          B          $17.94        100
EQ/MFS INTERNATIONAL GROWTH........  1.70%          B          $17.81         25

EQ/MFS INTERNATIONAL VALUE.........  0.30%          B          $12.83         17
EQ/MFS INTERNATIONAL VALUE.........  1.10%          B          $11.03      2,521
EQ/MFS INTERNATIONAL VALUE.........  1.20%          B          $12.24        619
EQ/MFS INTERNATIONAL VALUE.........  1.25%          B          $12.21      1,606
EQ/MFS INTERNATIONAL VALUE.........  1.30%          B          $18.11      6,074
EQ/MFS INTERNATIONAL VALUE.........  1.55%          B          $17.69        351
EQ/MFS INTERNATIONAL VALUE.........  1.65%          B          $17.53      1,141
EQ/MFS INTERNATIONAL VALUE.........  1.70%          B          $17.45      1,164

EQ/MFS TECHNOLOGY..................  1.10%          B          $ 8.88          6
EQ/MFS TECHNOLOGY..................  1.25%          B          $ 8.88         15
EQ/MFS TECHNOLOGY..................  1.30%          B          $31.80        661
EQ/MFS TECHNOLOGY..................  1.55%          B          $31.07        114
EQ/MFS TECHNOLOGY..................  1.65%          B          $30.79        154
EQ/MFS TECHNOLOGY..................  1.70%          B          $30.64        118

EQ/MFS UTILITIES SERIES............  0.30%          B          $12.05         --
EQ/MFS UTILITIES SERIES............  1.10%          B          $10.13        374
EQ/MFS UTILITIES SERIES............  1.20%          B          $11.50        243
EQ/MFS UTILITIES SERIES............  1.25%          B          $11.47        272
EQ/MFS UTILITIES SERIES............  1.30%          B          $18.95      1,552
EQ/MFS UTILITIES SERIES............  1.55%          B          $18.51         68
EQ/MFS UTILITIES SERIES............  1.65%          B          $18.34        246
EQ/MFS UTILITIES SERIES............  1.70%          B          $18.26        293

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------
EQ/MID CAP INDEX...................  1.30%          A          $23.15      1,637
EQ/MID CAP INDEX...................  1.55%          A          $22.62        109
EQ/MID CAP INDEX...................  1.65%          A          $22.41        430
EQ/MID CAP INDEX...................  1.70%          A          $22.31        337
EQ/MID CAP INDEX...................  0.30%          B          $13.19          7
EQ/MID CAP INDEX...................  1.10%          B          $10.89      1,049
EQ/MID CAP INDEX...................  1.20%          B          $12.59        354
EQ/MID CAP INDEX...................  1.25%          B          $12.55        706

EQ/MONEY MARKET....................  0.65%          A          $ 9.64          1
EQ/MONEY MARKET....................  1.30%          A          $ 9.03      4,132
EQ/MONEY MARKET....................  1.55%          A          $ 8.83        386
EQ/MONEY MARKET....................  1.65%          A          $ 8.75        829
EQ/MONEY MARKET....................  1.65%          A          $ 9.53        517
EQ/MONEY MARKET....................  1.70%          A          $ 8.71        919
EQ/MONEY MARKET....................  0.30%          B          $10.01        293
EQ/MONEY MARKET....................  1.10%          B          $ 9.76      2,158
EQ/MONEY MARKET....................  1.20%          B          $ 9.55        313
EQ/MONEY MARKET....................  1.25%          B          $ 9.53      2,120
EQ/MONEY MARKET....................  1.30%          B          $ 9.52        768
EQ/MONEY MARKET....................  1.55%          B          $25.17         35
EQ/MONEY MARKET....................  1.65%          B          $ 9.12        422
EQ/MONEY MARKET....................  1.70%          B          $23.77         58

EQ/OPPENHEIMER GLOBAL..............  1.30%          A          $17.96      1,951
EQ/OPPENHEIMER GLOBAL..............  1.55%          A          $17.55         99
EQ/OPPENHEIMER GLOBAL..............  1.65%          A          $17.39        398
EQ/OPPENHEIMER GLOBAL..............  1.70%          A          $17.31        359
EQ/OPPENHEIMER GLOBAL..............  1.10%          B          $10.67        722
EQ/OPPENHEIMER GLOBAL..............  1.20%          B          $11.99        154
EQ/OPPENHEIMER GLOBAL..............  1.25%          B          $11.96        250
EQ/OPPENHEIMER GLOBAL..............  1.30%          B          $16.25        246
EQ/OPPENHEIMER GLOBAL..............  1.55%          B          $15.75         48
EQ/OPPENHEIMER GLOBAL..............  1.65%          B          $15.55        296
EQ/OPPENHEIMER GLOBAL..............  1.70%          B          $15.46         32

EQ/PIMCO GLOBAL REAL RETURN........  1.10%          B          $10.32        547
EQ/PIMCO GLOBAL REAL RETURN........  1.20%          B          $10.75        120
EQ/PIMCO GLOBAL REAL RETURN........  1.25%          B          $10.72        334
EQ/PIMCO GLOBAL REAL RETURN........  1.30%          B          $10.33        985
EQ/PIMCO GLOBAL REAL RETURN........  1.55%          B          $ 9.88         14
EQ/PIMCO GLOBAL REAL RETURN........  1.65%          B          $10.11        165
EQ/PIMCO GLOBAL REAL RETURN........  1.70%          B          $10.08        238

EQ/PIMCO REAL RETURN...............  1.30%          B          $11.23      2,748
EQ/PIMCO REAL RETURN...............  1.55%          B          $10.97        254
EQ/PIMCO REAL RETURN...............  1.65%          B          $10.87        890
EQ/PIMCO REAL RETURN...............  1.70%          B          $10.82        473

EQ/PIMCO TOTAL RETURN..............  0.30%          B          $10.91         18
EQ/PIMCO TOTAL RETURN..............  0.65%          B          $11.47         --
EQ/PIMCO TOTAL RETURN..............  1.10%          B          $10.15      1,864
EQ/PIMCO TOTAL RETURN..............  1.20%          B          $10.41        424
EQ/PIMCO TOTAL RETURN..............  1.25%          B          $10.38      1,454
EQ/PIMCO TOTAL RETURN..............  1.30%          B          $11.90      7,146

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------
EQ/PIMCO TOTAL RETURN..............  1.55%          B          $11.63        532
EQ/PIMCO TOTAL RETURN..............  1.65%          B          $11.52      1,766
EQ/PIMCO TOTAL RETURN..............  1.70%          B          $11.47      1,317

EQ/PIMCO ULTRA SHORT BOND..........  1.30%          A          $ 9.53      1,963
EQ/PIMCO ULTRA SHORT BOND..........  1.55%          A          $ 9.31        127
EQ/PIMCO ULTRA SHORT BOND..........  1.65%          A          $ 9.22        451
EQ/PIMCO ULTRA SHORT BOND..........  1.70%          A          $ 9.18        249
EQ/PIMCO ULTRA SHORT BOND..........  1.10%          B          $10.04        696
EQ/PIMCO ULTRA SHORT BOND..........  1.20%          B          $ 9.81        166
EQ/PIMCO ULTRA SHORT BOND..........  1.25%          B          $ 9.79        871
EQ/PIMCO ULTRA SHORT BOND..........  1.30%          B          $ 9.07         82
EQ/PIMCO ULTRA SHORT BOND..........  1.55%          B          $10.04         12
EQ/PIMCO ULTRA SHORT BOND..........  1.65%          B          $ 9.90         30
EQ/PIMCO ULTRA SHORT BOND..........  1.70%          B          $ 9.83          9

EQ/QUALITY BOND PLUS...............  1.30%          B          $10.85      1,269
EQ/QUALITY BOND PLUS...............  1.55%          B          $15.65        321
EQ/QUALITY BOND PLUS...............  1.65%          B          $10.33        499
EQ/QUALITY BOND PLUS...............  1.70%          B          $15.06        158

EQ/SMALL COMPANY INDEX.............  1.30%          A          $22.49      1,156
EQ/SMALL COMPANY INDEX.............  1.55%          A          $21.98         82
EQ/SMALL COMPANY INDEX.............  1.65%          A          $21.77        320
EQ/SMALL COMPANY INDEX.............  1.70%          A          $21.67        449
EQ/SMALL COMPANY INDEX.............  0.30%          B          $12.47          9
EQ/SMALL COMPANY INDEX.............  1.10%          B          $10.76        698
EQ/SMALL COMPANY INDEX.............  1.20%          B          $11.90        195
EQ/SMALL COMPANY INDEX.............  1.25%          B          $11.87        423

EQ/T. ROWE PRICE GROWTH STOCK......  1.30%          A          $27.56      3,847
EQ/T. ROWE PRICE GROWTH STOCK......  1.55%          A          $26.93        176
EQ/T. ROWE PRICE GROWTH STOCK......  1.65%          A          $26.68        826
EQ/T. ROWE PRICE GROWTH STOCK......  1.70%          A          $26.56        628
EQ/T. ROWE PRICE GROWTH STOCK......  0.30%          B          $16.44          9
EQ/T. ROWE PRICE GROWTH STOCK......  1.10%          B          $13.07      2,073
EQ/T. ROWE PRICE GROWTH STOCK......  1.20%          B          $15.69        417
EQ/T. ROWE PRICE GROWTH STOCK......  1.25%          B          $15.65        803
EQ/T. ROWE PRICE GROWTH STOCK......  1.30%          B          $14.36        591
EQ/T. ROWE PRICE GROWTH STOCK......  1.55%          B          $34.74         75
EQ/T. ROWE PRICE GROWTH STOCK......  1.65%          B          $33.68        159
EQ/T. ROWE PRICE GROWTH STOCK......  1.70%          B          $33.17         22

EQ/T. ROWE PRICE HEALTH SCIENCES...  0.30%          B          $17.51          3
EQ/T. ROWE PRICE HEALTH SCIENCES...  0.65%          B          $36.67          2
EQ/T. ROWE PRICE HEALTH SCIENCES...  1.10%          B          $10.93      1,359
EQ/T. ROWE PRICE HEALTH SCIENCES...  1.20%          B          $16.71        363
EQ/T. ROWE PRICE HEALTH SCIENCES...  1.25%          B          $16.66        730
EQ/T. ROWE PRICE HEALTH SCIENCES...  1.30%          B          $39.66      2,095
EQ/T. ROWE PRICE HEALTH SCIENCES...  1.55%          B          $38.76        109
EQ/T. ROWE PRICE HEALTH SCIENCES...  1.65%          B          $38.40        333
EQ/T. ROWE PRICE HEALTH SCIENCES...  1.70%          B          $38.22        309

EQ/UBS GROWTH & INCOME.............  1.30%          B          $ 3.71        611
EQ/UBS GROWTH & INCOME.............  1.55%          B          $ 8.98        160

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                               -------- --------------- ---------- -----------
EQ/UBS GROWTH & INCOME........  1.65%          B          $ 8.80        186
EQ/UBS GROWTH & INCOME........  1.70%          B          $ 8.71         50

FEDERATED HIGH INCOME BOND
 FUND II......................  0.30%    SERVICE CLASS    $11.66          7
FEDERATED HIGH INCOME BOND
 FUND II......................  1.10%    SERVICE CLASS    $10.61        671
FEDERATED HIGH INCOME BOND
 FUND II......................  1.20%    SERVICE CLASS    $11.13        323
FEDERATED HIGH INCOME BOND
 FUND II......................  1.25%    SERVICE CLASS    $11.10        855

FEDERATED KAUFMANN FUND II....  0.30%    SERVICE CLASS    $16.60          1
FEDERATED KAUFMANN FUND II....  1.10%    SERVICE CLASS    $12.77        506
FEDERATED KAUFMANN FUND II....  1.20%    SERVICE CLASS    $15.84        110
FEDERATED KAUFMANN FUND II....  1.25%    SERVICE CLASS    $15.80        260

FIDELITY(R) VIP ASSET
 MANAGER: GROWTH PORTFOLIO....  1.30%   SERVICE CLASS 2   $16.35         22
FIDELITY(R) VIP ASSET
 MANAGER: GROWTH PORTFOLIO....  1.55%   SERVICE CLASS 2   $15.98          7
FIDELITY(R) VIP ASSET
 MANAGER: GROWTH PORTFOLIO....  1.65%   SERVICE CLASS 2   $15.83          6
FIDELITY(R) VIP ASSET
 MANAGER: GROWTH PORTFOLIO....  1.70%   SERVICE CLASS 2   $15.76          1

FIDELITY(R) VIP FREEDOM 2015
 PORTFOLIO....................  1.30%   SERVICE CLASS 2   $13.37         16
FIDELITY(R) VIP FREEDOM 2015
 PORTFOLIO....................  1.55%   SERVICE CLASS 2   $13.10         --
FIDELITY(R) VIP FREEDOM 2015
 PORTFOLIO....................  1.65%   SERVICE CLASS 2   $13.00         17
FIDELITY(R) VIP FREEDOM 2015
 PORTFOLIO....................  1.70%   SERVICE CLASS 2   $12.95         --

FIDELITY(R) VIP FREEDOM 2020
 PORTFOLIO....................  1.30%   SERVICE CLASS 2   $13.63         65
FIDELITY(R) VIP FREEDOM 2020
 PORTFOLIO....................  1.55%   SERVICE CLASS 2   $13.36          9
FIDELITY(R) VIP FREEDOM 2020
 PORTFOLIO....................  1.65%   SERVICE CLASS 2   $13.26         24
FIDELITY(R) VIP FREEDOM 2020
 PORTFOLIO....................  1.70%   SERVICE CLASS 2   $13.20          2

FIDELITY(R) VIP FREEDOM 2025
 PORTFOLIO....................  1.30%   SERVICE CLASS 2   $14.21         74
FIDELITY(R) VIP FREEDOM 2025
 PORTFOLIO....................  1.55%   SERVICE CLASS 2   $13.92         10
FIDELITY(R) VIP FREEDOM 2025
 PORTFOLIO....................  1.65%   SERVICE CLASS 2   $13.81         21

FIDELITY(R) VIP FREEDOM 2030
 PORTFOLIO....................  1.30%   SERVICE CLASS 2   $14.56         19
FIDELITY(R) VIP FREEDOM 2030
 PORTFOLIO....................  1.55%   SERVICE CLASS 2   $14.27         20
FIDELITY(R) VIP FREEDOM 2030
 PORTFOLIO....................  1.65%   SERVICE CLASS 2   $14.16         11
FIDELITY(R) VIP FREEDOM 2030
 PORTFOLIO....................  1.70%   SERVICE CLASS 2   $14.10          6

FIDELITY(R) VIP MID CAP
 PORTFOLIO....................  0.30%   SERVICE CLASS 2   $12.44          8
FIDELITY(R) VIP MID CAP
 PORTFOLIO....................  1.10%   SERVICE CLASS 2   $10.35        810
FIDELITY(R) VIP MID CAP
 PORTFOLIO....................  1.20%   SERVICE CLASS 2   $11.87        244
FIDELITY(R) VIP MID CAP
 PORTFOLIO....................  1.25%   SERVICE CLASS 2   $11.84        368
FIDELITY(R) VIP MID CAP
 PORTFOLIO....................  1.30%   SERVICE CLASS 2   $19.35      2,169
FIDELITY(R) VIP MID CAP
 PORTFOLIO....................  1.55%   SERVICE CLASS 2   $18.91        106
FIDELITY(R) VIP MID CAP
 PORTFOLIO....................  1.65%   SERVICE CLASS 2   $18.73        404
FIDELITY(R) VIP MID CAP
 PORTFOLIO....................  1.70%   SERVICE CLASS 2   $18.65        314

FIDELITY(R) VIP STRATEGIC
 INCOME PORTFOLIO.............  0.30%   SERVICE CLASS 2   $11.22         35
FIDELITY(R) VIP STRATEGIC
 INCOME PORTFOLIO.............  1.10%   SERVICE CLASS 2   $10.34      2,026
FIDELITY(R) VIP STRATEGIC
 INCOME PORTFOLIO.............  1.20%   SERVICE CLASS 2   $10.71        526
FIDELITY(R) VIP STRATEGIC
 INCOME PORTFOLIO.............  1.25%   SERVICE CLASS 2   $10.68      1,672
FIDELITY(R) VIP STRATEGIC
 INCOME PORTFOLIO.............  1.30%   SERVICE CLASS 2   $12.94      4,365
FIDELITY(R) VIP STRATEGIC
 INCOME PORTFOLIO.............  1.55%   SERVICE CLASS 2   $12.65        235
FIDELITY(R) VIP STRATEGIC
 INCOME PORTFOLIO.............  1.65%   SERVICE CLASS 2   $12.53        844
FIDELITY(R) VIP STRATEGIC
 INCOME PORTFOLIO.............  1.70%   SERVICE CLASS 2   $12.47        775

FIRST TRUST MULTI INCOME
 ALLOCATION PORTFOLIO.........  1.10%       CLASS I       $10.09         74
FIRST TRUST MULTI INCOME
 ALLOCATION PORTFOLIO.........  1.20%       CLASS I       $10.38         25
FIRST TRUST MULTI INCOME
 ALLOCATION PORTFOLIO.........  1.25%       CLASS I       $10.35         68
FIRST TRUST MULTI INCOME
 ALLOCATION PORTFOLIO.........  1.30%       CLASS I       $10.33        164

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                    -------- --------------- ---------- -----------
FIRST TRUST MULTI INCOME
 ALLOCATION PORTFOLIO..............  1.65%       CLASS I       $10.16         34
FIRST TRUST MULTI INCOME
 ALLOCATION PORTFOLIO..............  1.70%       CLASS I       $10.14         31

FIRST TRUST/DOW JONES DIVIDEND &
 INCOME ALLOCATION PORTFOLIO.......  0.30%       CLASS I       $13.27          2
FIRST TRUST/DOW JONES DIVIDEND &
 INCOME ALLOCATION PORTFOLIO.......  1.10%       CLASS I       $11.40        573
FIRST TRUST/DOW JONES DIVIDEND &
 INCOME ALLOCATION PORTFOLIO.......  1.20%       CLASS I       $12.66        227
FIRST TRUST/DOW JONES DIVIDEND &
 INCOME ALLOCATION PORTFOLIO.......  1.25%       CLASS I       $12.63        445
FIRST TRUST/DOW JONES DIVIDEND &
 INCOME ALLOCATION PORTFOLIO.......  1.30%       CLASS I       $14.32      1,609
FIRST TRUST/DOW JONES DIVIDEND &
 INCOME ALLOCATION PORTFOLIO.......  1.55%       CLASS I       $12.74         34
FIRST TRUST/DOW JONES DIVIDEND &
 INCOME ALLOCATION PORTFOLIO.......  1.55%       CLASS I       $14.08         13
FIRST TRUST/DOW JONES DIVIDEND &
 INCOME ALLOCATION PORTFOLIO.......  1.65%       CLASS I       $13.99        355
FIRST TRUST/DOW JONES DIVIDEND &
 INCOME ALLOCATION PORTFOLIO.......  1.70%       CLASS I       $13.94        230

FRANKLIN FOUNDING FUNDS ALLOCATION
 VIP FUND..........................  1.10%       CLASS 2       $ 9.89        144
FRANKLIN FOUNDING FUNDS ALLOCATION
 VIP FUND..........................  1.20%       CLASS 2       $10.63        130
FRANKLIN FOUNDING FUNDS ALLOCATION
 VIP FUND..........................  1.25%       CLASS 2       $10.61        233
FRANKLIN FOUNDING FUNDS ALLOCATION
 VIP FUND..........................  1.30%       CLASS 2       $14.85        664
FRANKLIN FOUNDING FUNDS ALLOCATION
 VIP FUND..........................  1.55%       CLASS 2       $14.51          6
FRANKLIN FOUNDING FUNDS ALLOCATION
 VIP FUND..........................  1.65%       CLASS 2       $14.38        842
FRANKLIN FOUNDING FUNDS ALLOCATION
 VIP FUND..........................  1.70%       CLASS 2       $14.32        165

FRANKLIN INCOME VIP FUND...........  0.30%       CLASS 2       $11.67          5
FRANKLIN INCOME VIP FUND...........  0.65%       CLASS 2       $14.69         10
FRANKLIN INCOME VIP FUND...........  1.10%       CLASS 2       $10.38        870
FRANKLIN INCOME VIP FUND...........  1.20%       CLASS 2       $11.13        787
FRANKLIN INCOME VIP FUND...........  1.25%       CLASS 2       $11.10      1,591
FRANKLIN INCOME VIP FUND...........  1.30%       CLASS 2       $14.97      2,287
FRANKLIN INCOME VIP FUND...........  1.55%       CLASS 2       $14.64         48
FRANKLIN INCOME VIP FUND...........  1.65%       CLASS 2       $14.50        458
FRANKLIN INCOME VIP FUND...........  1.70%       CLASS 2       $14.44        707

FRANKLIN MUTUAL SHARES VIP FUND....  1.10%       CLASS 2       $ 9.98        116
FRANKLIN MUTUAL SHARES VIP FUND....  1.20%       CLASS 2       $11.31         47
FRANKLIN MUTUAL SHARES VIP FUND....  1.25%       CLASS 2       $11.28         60
FRANKLIN MUTUAL SHARES VIP FUND....  1.30%       CLASS 2       $16.33        375
FRANKLIN MUTUAL SHARES VIP FUND....  1.55%       CLASS 2       $15.96         38
FRANKLIN MUTUAL SHARES VIP FUND....  1.65%       CLASS 2       $15.82        106
FRANKLIN MUTUAL SHARES VIP FUND....  1.70%       CLASS 2       $15.74         25

GUGGENHEIM VIF GLOBAL MANAGED
 FUTURES STRATEGY FUND.............  0.30%    COMMON SHARES    $ 9.56          4
GUGGENHEIM VIF GLOBAL MANAGED
 FUTURES STRATEGY FUND.............  1.10%    COMMON SHARES    $ 7.57        149
GUGGENHEIM VIF GLOBAL MANAGED
 FUTURES STRATEGY FUND.............  1.20%    COMMON SHARES    $ 9.12         53
GUGGENHEIM VIF GLOBAL MANAGED
 FUTURES STRATEGY FUND.............  1.25%    COMMON SHARES    $ 9.10         76
GUGGENHEIM VIF GLOBAL MANAGED
 FUTURES STRATEGY FUND.............  1.30%    COMMON SHARES    $ 6.95         39
GUGGENHEIM VIF GLOBAL MANAGED
 FUTURES STRATEGY FUND.............  1.55%    COMMON SHARES    $ 6.81         13

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
GUGGENHEIM VIF GLOBAL MANAGED FUTURES
 STRATEGY FUND..........................  1.65%    COMMON SHARES    $ 6.75         12
GUGGENHEIM VIF GLOBAL MANAGED FUTURES
 STRATEGY FUND..........................  1.70%    COMMON SHARES    $ 6.73          1

GUGGENHEIM VIF MULTI-HEDGE STRATEGIES
 FUND...................................  1.30%    COMMON SHARES    $ 9.24         35
GUGGENHEIM VIF MULTI-HEDGE STRATEGIES
 FUND...................................  1.55%    COMMON SHARES    $ 9.05         19
GUGGENHEIM VIF MULTI-HEDGE STRATEGIES
 FUND...................................  1.65%    COMMON SHARES    $ 8.98         13
GUGGENHEIM VIF MULTI-HEDGE STRATEGIES
 FUND...................................  1.70%    COMMON SHARES    $ 8.95          1

HARTFORD CAPITAL APPRECIATION HLS FUND..  1.10%         IC          $10.77        233
HARTFORD CAPITAL APPRECIATION HLS FUND..  1.20%         IC          $11.48         99
HARTFORD CAPITAL APPRECIATION HLS FUND..  1.25%         IC          $11.45        163
HARTFORD CAPITAL APPRECIATION HLS FUND..  1.30%         IC          $11.42        795
HARTFORD CAPITAL APPRECIATION HLS FUND..  1.65%         IC          $11.24        122
HARTFORD CAPITAL APPRECIATION HLS FUND..  1.70%         IC          $11.21         67

HARTFORD GROWTH OPPORTUNITIES HLS FUND..  1.10%         IC          $12.58        529
HARTFORD GROWTH OPPORTUNITIES HLS FUND..  1.20%         IC          $14.71        114
HARTFORD GROWTH OPPORTUNITIES HLS FUND..  1.25%         IC          $14.68        394
HARTFORD GROWTH OPPORTUNITIES HLS FUND..  1.30%         IC          $14.64      1,194
HARTFORD GROWTH OPPORTUNITIES HLS FUND..  1.65%         IC          $14.41        159
HARTFORD GROWTH OPPORTUNITIES HLS FUND..  1.70%         IC          $14.38        169

INVESCO V.I. AMERICAN FRANCHISE FUND....  1.30%      SERIES II      $25.06         14
INVESCO V.I. AMERICAN FRANCHISE FUND....  1.55%      SERIES II      $24.49          2
INVESCO V.I. AMERICAN FRANCHISE FUND....  1.65%      SERIES II      $24.26          5

INVESCO V.I. BALANCED-RISK ALLOCATION
 FUND...................................  1.10%      SERIES II      $10.07        400
INVESCO V.I. BALANCED-RISK ALLOCATION
 FUND...................................  1.20%      SERIES II      $10.67        118
INVESCO V.I. BALANCED-RISK ALLOCATION
 FUND...................................  1.25%      SERIES II      $10.65        406

INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  0.65%      SERIES II      $19.73         --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.30%      SERIES II      $19.43      2,337
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.55%      SERIES II      $16.88         17
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.55%      SERIES II      $18.99         57
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.65%      SERIES II      $16.76        249
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.65%      SERIES II      $18.81        186
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.70%      SERIES II      $16.70        459
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.70%      SERIES II      $18.72          6

INVESCO V.I. EQUITY AND INCOME FUND.....  1.30%      SERIES II      $10.57      1,322
INVESCO V.I. EQUITY AND INCOME FUND.....  1.65%      SERIES II      $10.42         99
INVESCO V.I. EQUITY AND INCOME FUND.....  1.70%      SERIES II      $10.40         21

INVESCO V.I. HEALTH CARE FUND...........  1.10%      SERIES II      $ 9.32        263
INVESCO V.I. HEALTH CARE FUND...........  1.20%      SERIES II      $12.60         78
INVESCO V.I. HEALTH CARE FUND...........  1.25%      SERIES II      $12.56        152

INVESCO V.I. HIGH YIELD FUND............  0.30%      SERIES II      $11.09          2
INVESCO V.I. HIGH YIELD FUND............  1.10%      SERIES II      $10.13        514
INVESCO V.I. HIGH YIELD FUND............  1.20%      SERIES II      $10.59        241
INVESCO V.I. HIGH YIELD FUND............  1.25%      SERIES II      $10.56        554
INVESCO V.I. HIGH YIELD FUND............  1.30%      SERIES II      $12.29      1,535
INVESCO V.I. HIGH YIELD FUND............  1.55%      SERIES II      $12.05         47
INVESCO V.I. HIGH YIELD FUND............  1.65%      SERIES II      $11.95        282
INVESCO V.I. HIGH YIELD FUND............  1.70%      SERIES II      $11.90        196

INVESCO V.I. MID CAP CORE EQUITY FUND...  1.30%      SERIES II      $15.97        566
INVESCO V.I. MID CAP CORE EQUITY FUND...  1.55%      SERIES II      $15.60         17

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                               -------- --------------- ---------- -----------
INVESCO V.I. MID CAP CORE
 EQUITY FUND..................  1.65%     SERIES II       $15.46         69
INVESCO V.I. MID CAP CORE
 EQUITY FUND..................  1.70%     SERIES II       $15.39         37

INVESCO V.I. SMALL CAP EQUITY
 FUND.........................  1.10%     SERIES II       $ 9.30        251
INVESCO V.I. SMALL CAP EQUITY
 FUND.........................  1.20%     SERIES II       $10.26         53
INVESCO V.I. SMALL CAP EQUITY
 FUND.........................  1.25%     SERIES II       $10.24        147
INVESCO V.I. SMALL CAP EQUITY
 FUND.........................  1.30%     SERIES II       $19.45        530
INVESCO V.I. SMALL CAP EQUITY
 FUND.........................  1.55%     SERIES II       $19.00         33
INVESCO V.I. SMALL CAP EQUITY
 FUND.........................  1.65%     SERIES II       $18.83         75
INVESCO V.I. SMALL CAP EQUITY
 FUND.........................  1.70%     SERIES II       $18.74         34

IVY VIP ASSET STRATEGY........  1.10%      CLASS II       $ 9.25        232
IVY VIP ASSET STRATEGY........  1.20%      CLASS II       $ 9.37        272
IVY VIP ASSET STRATEGY........  1.25%      CLASS II       $ 9.34        336
IVY VIP ASSET STRATEGY........  1.30%      CLASS II       $11.61      1,220
IVY VIP ASSET STRATEGY........  1.55%      CLASS II       $11.38         29
IVY VIP ASSET STRATEGY........  1.65%      CLASS II       $11.29        243
IVY VIP ASSET STRATEGY........  1.70%      CLASS II       $11.24        651

IVY VIP GLOBAL EQUITY INCOME..  1.30%      CLASS II       $17.24        443
IVY VIP GLOBAL EQUITY INCOME..  1.55%      CLASS II       $16.85         73
IVY VIP GLOBAL EQUITY INCOME..  1.65%      CLASS II       $16.69        142
IVY VIP GLOBAL EQUITY INCOME..  1.70%      CLASS II       $16.62         74

IVY VIP HIGH INCOME...........  0.65%      CLASS II       $15.27         --
IVY VIP HIGH INCOME...........  1.30%      CLASS II       $16.77      4,951
IVY VIP HIGH INCOME...........  1.55%      CLASS II       $16.39        286
IVY VIP HIGH INCOME...........  1.65%      CLASS II       $16.23      1,017
IVY VIP HIGH INCOME...........  1.70%      CLASS II       $16.16      1,090

IVY VIP NATURAL RESOURCES.....  1.30%      CLASS II       $ 6.14        769
IVY VIP NATURAL RESOURCES.....  1.55%      CLASS II       $ 6.00         76
IVY VIP NATURAL RESOURCES.....  1.65%      CLASS II       $ 5.94        213
IVY VIP NATURAL RESOURCES.....  1.70%      CLASS II       $ 5.91        100

IVY VIP SMALL CAP GROWTH......  0.30%      CLASS II       $12.31          2
IVY VIP SMALL CAP GROWTH......  1.11%      CLASS II       $11.13        168
IVY VIP SMALL CAP GROWTH......  1.21%      CLASS II       $11.74         97
IVY VIP SMALL CAP GROWTH......  1.26%      CLASS II       $11.71         87
IVY VIP SMALL CAP GROWTH......  1.30%      CLASS II       $20.51        934
IVY VIP SMALL CAP GROWTH......  1.55%      CLASS II       $20.04         59
IVY VIP SMALL CAP GROWTH......  1.65%      CLASS II       $19.86        209
IVY VIP SMALL CAP GROWTH......  1.70%      CLASS II       $19.77        144

JANUS HENDERSON BALANCED
 PORTFOLIO....................  0.30%   SERVICE SHARES    $13.64         17
JANUS HENDERSON BALANCED
 PORTFOLIO....................  1.10%   SERVICE SHARES    $11.64      2,395
JANUS HENDERSON BALANCED
 PORTFOLIO....................  1.20%   SERVICE SHARES    $13.01        514
JANUS HENDERSON BALANCED
 PORTFOLIO....................  1.25%   SERVICE SHARES    $12.98      3,803

JANUS HENDERSON FLEXIBLE BOND
 PORTFOLIO....................  0.30%   SERVICE SHARES    $10.71         25
JANUS HENDERSON FLEXIBLE BOND
 PORTFOLIO....................  1.10%   SERVICE SHARES    $ 9.86      1,062
JANUS HENDERSON FLEXIBLE BOND
 PORTFOLIO....................  1.20%   SERVICE SHARES    $10.22        346
JANUS HENDERSON FLEXIBLE BOND
 PORTFOLIO....................  1.25%   SERVICE SHARES    $10.19      1,235

JANUS HENDERSON U.S. LOW
 VOLATILITY PORTFOLIO.........  1.10%   SERVICE SHARES    $11.87        390
JANUS HENDERSON U.S. LOW
 VOLATILITY PORTFOLIO.........  1.20%   SERVICE SHARES    $14.15        131
JANUS HENDERSON U.S. LOW
 VOLATILITY PORTFOLIO.........  1.25%   SERVICE SHARES    $14.11        325

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------

JPMORGAN INSURANCE TRUST GLOBAL
 ALLOCATION PORTFOLIO...................  0.30%       CLASS 2      $ 11.14          3
JPMORGAN INSURANCE TRUST GLOBAL
 ALLOCATION PORTFOLIO...................  1.10%       CLASS 2      $ 10.83        279
JPMORGAN INSURANCE TRUST GLOBAL
 ALLOCATION PORTFOLIO...................  1.25%       CLASS 2      $ 10.77      1,719

JPMORGAN INSURANCE TRUST INCOME BUILDER
 PORTFOLIO..............................  1.10%       CLASS 2      $ 10.71        121
JPMORGAN INSURANCE TRUST INCOME BUILDER
 PORTFOLIO..............................  1.25%       CLASS 2      $ 10.66      1,735

LORD ABBETT SERIES FUND -- BOND
 DEBENTURE PORTFOLIO....................  0.30%      VC SHARES     $ 12.02         22
LORD ABBETT SERIES FUND -- BOND
 DEBENTURE PORTFOLIO....................  0.65%      VC SHARES     $ 14.55          1
LORD ABBETT SERIES FUND -- BOND
 DEBENTURE PORTFOLIO....................  1.10%      VC SHARES     $ 10.69      2,195
LORD ABBETT SERIES FUND -- BOND
 DEBENTURE PORTFOLIO....................  1.20%      VC SHARES     $ 11.47        610
LORD ABBETT SERIES FUND -- BOND
 DEBENTURE PORTFOLIO....................  1.25%      VC SHARES     $ 11.44      1,389
LORD ABBETT SERIES FUND -- BOND
 DEBENTURE PORTFOLIO....................  1.30%      VC SHARES     $ 13.49      3,997
LORD ABBETT SERIES FUND -- BOND
 DEBENTURE PORTFOLIO....................  1.55%      VC SHARES     $ 13.22        167
LORD ABBETT SERIES FUND -- BOND
 DEBENTURE PORTFOLIO....................  1.65%      VC SHARES     $ 13.12        825
LORD ABBETT SERIES FUND -- BOND
 DEBENTURE PORTFOLIO....................  1.70%      VC SHARES     $ 13.07      1,049

LORD ABBETT SERIES FUND -- CLASSIC
 STOCK PORTFOLIO........................  1.30%      VC SHARES     $ 15.55        176
LORD ABBETT SERIES FUND -- CLASSIC
 STOCK PORTFOLIO........................  1.55%      VC SHARES     $ 15.24         13
LORD ABBETT SERIES FUND -- CLASSIC
 STOCK PORTFOLIO........................  1.65%      VC SHARES     $ 15.12         41
LORD ABBETT SERIES FUND -- CLASSIC
 STOCK PORTFOLIO........................  1.70%      VC SHARES     $ 15.06         12

LORD ABBETT SERIES FUND -- GROWTH
 OPPORTUNITIES PORTFOLIO................  1.30%      VC SHARES     $ 15.62        167
LORD ABBETT SERIES FUND -- GROWTH
 OPPORTUNITIES PORTFOLIO................  1.55%      VC SHARES     $ 15.31         22
LORD ABBETT SERIES FUND -- GROWTH
 OPPORTUNITIES PORTFOLIO................  1.65%      VC SHARES     $ 15.19         47
LORD ABBETT SERIES FUND -- GROWTH
 OPPORTUNITIES PORTFOLIO................  1.70%      VC SHARES     $ 15.13         31

MFS(R) INVESTORS TRUST SERIES...........  1.10%    SERVICE CLASS   $ 11.79        158
MFS(R) INVESTORS TRUST SERIES...........  1.20%    SERVICE CLASS   $ 13.71         27
MFS(R) INVESTORS TRUST SERIES...........  1.25%    SERVICE CLASS   $ 13.68         80
MFS(R) INVESTORS TRUST SERIES...........  1.30%    SERVICE CLASS   $ 21.59        283
MFS(R) INVESTORS TRUST SERIES...........  1.55%    SERVICE CLASS   $ 21.09         28
MFS(R) INVESTORS TRUST SERIES...........  1.65%    SERVICE CLASS   $ 20.90         63
MFS(R) INVESTORS TRUST SERIES...........  1.70%    SERVICE CLASS   $ 20.80         42

MFS(R) MASSACHUSETTS INVESTORS GROWTH
 STOCK PORTFOLIO........................  1.30%    SERVICE CLASS   $ 23.92        390
MFS(R) MASSACHUSETTS INVESTORS GROWTH
 STOCK PORTFOLIO........................  1.55%    SERVICE CLASS   $ 23.37         50
MFS(R) MASSACHUSETTS INVESTORS GROWTH
 STOCK PORTFOLIO........................  1.65%    SERVICE CLASS   $ 23.16         86
MFS(R) MASSACHUSETTS INVESTORS GROWTH
 STOCK PORTFOLIO........................  1.70%    SERVICE CLASS   $ 23.05         38

MFS(R) RESEARCH SERIES..................  1.10%    SERVICE CLASS   $ 11.91        100
MFS(R) RESEARCH SERIES..................  1.20%    SERVICE CLASS   $ 13.90         32
MFS(R) RESEARCH SERIES..................  1.25%    SERVICE CLASS   $ 13.87         69

MFS(R) VALUE SERIES.....................  1.10%    SERVICE CLASS   $ 11.17      1,402
MFS(R) VALUE SERIES.....................  1.20%    SERVICE CLASS   $ 12.91        157
MFS(R) VALUE SERIES.....................  1.25%    SERVICE CLASS   $ 12.88        619

MULTIMANAGER AGGRESSIVE EQUITY..........  1.30%          B         $ 24.14        398
MULTIMANAGER AGGRESSIVE EQUITY..........  1.55%          B         $103.28         17
MULTIMANAGER AGGRESSIVE EQUITY..........  1.65%          B         $ 23.08        125
MULTIMANAGER AGGRESSIVE EQUITY..........  1.70%          B         $ 98.23         16

MULTIMANAGER CORE BOND..................  1.30%          B         $ 13.72      3,668
MULTIMANAGER CORE BOND..................  1.55%          B         $ 14.09      1,089
MULTIMANAGER CORE BOND..................  1.65%          B         $ 12.97      2,070
MULTIMANAGER CORE BOND..................  1.70%          B         $ 13.73        416

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                             UNITS
                                                      CONTRACT                            OUTSTANDING
                                                      CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                      -------- --------------- ---------- -----------
MULTIMANAGER MID CAP GROWTH..........................  1.30%          B          $25.59        469
MULTIMANAGER MID CAP GROWTH..........................  1.55%          B          $19.98         62
MULTIMANAGER MID CAP GROWTH..........................  1.65%          B          $24.26        148
MULTIMANAGER MID CAP GROWTH..........................  1.70%          B          $19.47        510

MULTIMANAGER MID CAP VALUE...........................  1.30%          B          $22.57        249
MULTIMANAGER MID CAP VALUE...........................  1.55%          B          $20.12         32
MULTIMANAGER MID CAP VALUE...........................  1.65%          B          $21.40         88
MULTIMANAGER MID CAP VALUE...........................  1.70%          B          $19.61         53

MULTIMANAGER TECHNOLOGY..............................  0.30%          B          $19.69          1
MULTIMANAGER TECHNOLOGY..............................  1.10%          B          $15.02        561
MULTIMANAGER TECHNOLOGY..............................  1.20%          B          $18.79        119
MULTIMANAGER TECHNOLOGY..............................  1.25%          B          $18.74        399
MULTIMANAGER TECHNOLOGY..............................  1.30%          B          $15.33        949
MULTIMANAGER TECHNOLOGY..............................  1.30%          B          $33.94        240
MULTIMANAGER TECHNOLOGY..............................  1.55%          B          $27.80         59
MULTIMANAGER TECHNOLOGY..............................  1.65%          B          $15.12        140
MULTIMANAGER TECHNOLOGY..............................  1.65%          B          $32.17         65
MULTIMANAGER TECHNOLOGY..............................  1.70%          B          $15.09         65
MULTIMANAGER TECHNOLOGY..............................  1.70%          B          $27.09         45

NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO......  1.10%       CLASS S       $ 9.27         74
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO......  1.20%       CLASS S       $ 9.35         40
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO......  1.25%       CLASS S       $ 9.32         22
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO......  1.30%       CLASS S       $ 9.30        183
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO......  1.65%       CLASS S       $ 9.15         32
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO......  1.70%       CLASS S       $ 9.13         38

NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE STRATEGY
 PORTFOLIO...........................................  1.10%       CLASS S       $ 8.77         83
NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE STRATEGY
 PORTFOLIO...........................................  1.20%       CLASS S       $ 8.80         27
NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE STRATEGY
 PORTFOLIO...........................................  1.25%       CLASS S       $ 8.78         33
NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE STRATEGY
 PORTFOLIO...........................................  1.30%       CLASS S       $ 8.76        105
NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE STRATEGY
 PORTFOLIO...........................................  1.65%       CLASS S       $ 8.62         15
NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE STRATEGY
 PORTFOLIO...........................................  1.70%       CLASS S       $ 8.60         29

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......  0.30%    ADVISOR CLASS    $ 5.84         --
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......  1.10%    ADVISOR CLASS    $ 7.18        195
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......  1.20%    ADVISOR CLASS    $ 5.57         99
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......  1.25%    ADVISOR CLASS    $ 5.55        162
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......  1.30%    ADVISOR CLASS    $ 5.88      1,290
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......  1.55%    ADVISOR CLASS    $ 5.75         74
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......  1.65%    ADVISOR CLASS    $ 5.69        441
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......  1.70%    ADVISOR CLASS    $ 5.67        358

PIMCO EMERGING MARKETS BOND PORTFOLIO................  1.10%    ADVISOR CLASS    $10.58        168
PIMCO EMERGING MARKETS BOND PORTFOLIO................  1.20%    ADVISOR CLASS    $10.79         60
PIMCO EMERGING MARKETS BOND PORTFOLIO................  1.25%    ADVISOR CLASS    $10.76        131
PIMCO EMERGING MARKETS BOND PORTFOLIO................  1.30%    ADVISOR CLASS    $13.64        596

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
PIMCO EMERGING MARKETS BOND PORTFOLIO...  1.55%    ADVISOR CLASS    $13.33        88
PIMCO EMERGING MARKETS BOND PORTFOLIO...  1.65%    ADVISOR CLASS    $13.20       200
PIMCO EMERGING MARKETS BOND PORTFOLIO...  1.70%    ADVISOR CLASS    $13.14       106

PIMCO GLOBAL BOND OPPORTUNITIES
 PORTFOLIO (UNHEDGED)...................  1.10%    ADVISOR CLASS    $10.02       191
PIMCO GLOBAL BOND OPPORTUNITIES
 PORTFOLIO (UNHEDGED)...................  1.20%    ADVISOR CLASS    $ 9.57        39
PIMCO GLOBAL BOND OPPORTUNITIES
 PORTFOLIO (UNHEDGED)...................  1.25%    ADVISOR CLASS    $ 9.54       186

PIMCO GLOBAL MULTI-ASSET MANAGED
 ALLOCATION PORTFOLIO...................  1.10%    ADVISOR CLASS    $10.00        26
PIMCO GLOBAL MULTI-ASSET MANAGED
 ALLOCATION PORTFOLIO...................  1.20%    ADVISOR CLASS    $10.82        40
PIMCO GLOBAL MULTI-ASSET MANAGED
 ALLOCATION PORTFOLIO...................  1.25%    ADVISOR CLASS    $10.79        73

PIMCO INCOME PORTFOLIO..................  1.10%    ADVISOR CLASS    $10.02        27
PIMCO INCOME PORTFOLIO..................  1.25%    ADVISOR CLASS    $10.02         5
PIMCO INCOME PORTFOLIO..................  1.30%    ADVISOR CLASS    $10.02         9

PROFUND VP BEAR.........................  1.30%    COMMON SHARES    $ 2.39        36
PROFUND VP BEAR.........................  1.55%    COMMON SHARES    $ 2.33        39
PROFUND VP BEAR.........................  1.65%    COMMON SHARES    $ 2.31         9

PROFUND VP BIOTECHNOLOGY................  0.65%    COMMON SHARES    $30.84         2
PROFUND VP BIOTECHNOLOGY................  1.30%    COMMON SHARES    $30.81       938
PROFUND VP BIOTECHNOLOGY................  1.55%    COMMON SHARES    $30.10        42
PROFUND VP BIOTECHNOLOGY................  1.65%    COMMON SHARES    $29.82       197
PROFUND VP BIOTECHNOLOGY................  1.70%    COMMON SHARES    $29.69       160

PUTNAM VT DIVERSIFIED INCOME FUND.......  0.30%       CLASS B       $10.43         5
PUTNAM VT DIVERSIFIED INCOME FUND.......  1.10%       CLASS B       $10.43       521
PUTNAM VT DIVERSIFIED INCOME FUND.......  1.20%       CLASS B       $10.01        89
PUTNAM VT DIVERSIFIED INCOME FUND.......  1.25%       CLASS B       $ 9.98       361
PUTNAM VT DIVERSIFIED INCOME FUND.......  1.30%       CLASS B       $ 9.96       771
PUTNAM VT DIVERSIFIED INCOME FUND.......  1.65%       CLASS B       $ 9.80        65
PUTNAM VT DIVERSIFIED INCOME FUND.......  1.70%       CLASS B       $ 9.78        84

PUTNAM VT GLOBAL ASSET ALLOCATION FUND..  0.30%       CLASS B       $11.11         2
PUTNAM VT GLOBAL ASSET ALLOCATION FUND..  1.10%       CLASS B       $10.80       172
PUTNAM VT GLOBAL ASSET ALLOCATION FUND..  1.25%       CLASS B       $10.74       212

PUTNAM VT MULTI-ASSET ABSOLUTE RETURN
 FUND...................................  1.10%       CLASS B       $ 9.39       106
PUTNAM VT MULTI-ASSET ABSOLUTE RETURN
 FUND...................................  1.20%       CLASS B       $ 9.73        46
PUTNAM VT MULTI-ASSET ABSOLUTE RETURN
 FUND...................................  1.25%       CLASS B       $ 9.70       102

PUTNAM VT RESEARCH FUND.................  1.10%       CLASS B       $12.11        80
PUTNAM VT RESEARCH FUND.................  1.25%       CLASS B       $12.04        13

QS LEGG MASON DYNAMIC MULTI-STRATEGY
 VIT PORTFOLIO..........................  1.10%      CLASS II       $ 9.30        48
QS LEGG MASON DYNAMIC MULTI-STRATEGY
 VIT PORTFOLIO..........................  1.20%      CLASS II       $ 9.52        26
QS LEGG MASON DYNAMIC MULTI-STRATEGY
 VIT PORTFOLIO..........................  1.25%      CLASS II       $ 9.49        31
QS LEGG MASON DYNAMIC MULTI-STRATEGY
 VIT PORTFOLIO..........................  1.30%      CLASS II       $ 9.47       213
QS LEGG MASON DYNAMIC MULTI-STRATEGY
 VIT PORTFOLIO..........................  1.65%      CLASS II       $ 9.32        25
QS LEGG MASON DYNAMIC MULTI-STRATEGY
 VIT PORTFOLIO..........................  1.70%      CLASS II       $ 9.30        19

SEI VP BALANCED STRATEGY FUND...........  1.10%      CLASS III      $ 9.87       138
SEI VP BALANCED STRATEGY FUND...........  1.20%      CLASS III      $10.49       198
SEI VP BALANCED STRATEGY FUND...........  1.25%      CLASS III      $10.47       486

SEI VP CONSERVATIVE STRATEGY FUND.......  1.10%      CLASS III      $ 9.98       106
SEI VP CONSERVATIVE STRATEGY FUND.......  1.20%      CLASS III      $10.26       123
SEI VP CONSERVATIVE STRATEGY FUND.......  1.25%      CLASS III      $10.23       852

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2018

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------

SEI VP MARKET GROWTH STRATEGY FUND......  0.30%      CLASS III      $11.16          3
SEI VP MARKET GROWTH STRATEGY FUND......  1.10%      CLASS III      $ 9.93        170
SEI VP MARKET GROWTH STRATEGY FUND......  1.20%      CLASS III      $10.65        304
SEI VP MARKET GROWTH STRATEGY FUND......  1.25%      CLASS III      $10.62        184

SEI VP MARKET PLUS STRATEGY FUND........  1.10%      CLASS III      $10.05         74
SEI VP MARKET PLUS STRATEGY FUND........  1.20%      CLASS III      $11.03         88
SEI VP MARKET PLUS STRATEGY FUND........  1.25%      CLASS III      $11.00         81

SEI VP MODERATE STRATEGY FUND...........  1.10%      CLASS III      $10.12        293
SEI VP MODERATE STRATEGY FUND...........  1.20%      CLASS III      $10.73        124
SEI VP MODERATE STRATEGY FUND...........  1.25%      CLASS III      $10.70        412

T. ROWE PRICE EQUITY INCOME PORTFOLIO...  0.30%      CLASS II       $12.55          6
T. ROWE PRICE EQUITY INCOME PORTFOLIO...  1.10%      CLASS II       $10.96        544
T. ROWE PRICE EQUITY INCOME PORTFOLIO...  1.20%      CLASS II       $11.97        103
T. ROWE PRICE EQUITY INCOME PORTFOLIO...  1.25%      CLASS II       $11.94        292

TEMPLETON DEVELOPING MARKETS VIP FUND...  1.30%       CLASS 2       $10.38        774
TEMPLETON DEVELOPING MARKETS VIP FUND...  1.55%       CLASS 2       $10.15         63
TEMPLETON DEVELOPING MARKETS VIP FUND...  1.65%       CLASS 2       $10.05        191
TEMPLETON DEVELOPING MARKETS VIP FUND...  1.70%       CLASS 2       $10.01        109

TEMPLETON FOREIGN VIP FUND..............  1.30%       CLASS 2       $11.09        399
TEMPLETON FOREIGN VIP FUND..............  1.55%       CLASS 2       $10.84         34
TEMPLETON FOREIGN VIP FUND..............  1.65%       CLASS 2       $10.74         64
TEMPLETON FOREIGN VIP FUND..............  1.70%       CLASS 2       $10.69         80

TEMPLETON GLOBAL BOND VIP FUND..........  0.30%       CLASS 2       $10.30          9
TEMPLETON GLOBAL BOND VIP FUND..........  1.10%       CLASS 2       $ 9.65      1,314
TEMPLETON GLOBAL BOND VIP FUND..........  1.20%       CLASS 2       $ 9.83        599
TEMPLETON GLOBAL BOND VIP FUND..........  1.25%       CLASS 2       $ 9.80        942
TEMPLETON GLOBAL BOND VIP FUND..........  1.30%       CLASS 2       $12.36      5,563
TEMPLETON GLOBAL BOND VIP FUND..........  1.55%       CLASS 2       $12.07        422
TEMPLETON GLOBAL BOND VIP FUND..........  1.65%       CLASS 2       $11.96      1,191
TEMPLETON GLOBAL BOND VIP FUND..........  1.70%       CLASS 2       $11.91      1,212

TEMPLETON GROWTH VIP FUND...............  1.30%       CLASS 2       $13.74         76
TEMPLETON GROWTH VIP FUND...............  1.55%       CLASS 2       $13.43         12
TEMPLETON GROWTH VIP FUND...............  1.65%       CLASS 2       $13.31         13
TEMPLETON GROWTH VIP FUND...............  1.70%       CLASS 2       $13.25          1

VANECK VIP GLOBAL HARD ASSETS FUND......  0.30%       CLASS S       $ 5.19          7
VANECK VIP GLOBAL HARD ASSETS FUND......  1.10%       CLASS S       $ 5.81        196
VANECK VIP GLOBAL HARD ASSETS FUND......  1.20%       CLASS S       $ 4.95        108
VANECK VIP GLOBAL HARD ASSETS FUND......  1.25%       CLASS S       $ 4.93        212
VANECK VIP GLOBAL HARD ASSETS FUND......  1.30%       CLASS S       $ 6.01      1,627
VANECK VIP GLOBAL HARD ASSETS FUND......  1.55%       CLASS S       $ 5.87        162
VANECK VIP GLOBAL HARD ASSETS FUND......  1.65%       CLASS S       $ 5.82        356
VANECK VIP GLOBAL HARD ASSETS FUND......  1.70%       CLASS S       $ 5.79        214

VANECK VIP UNCONSTRAINED EMERGING
 MARKETS BOND FUND......................  1.10%    INITIAL CLASS    $ 9.34         46
VANECK VIP UNCONSTRAINED EMERGING
 MARKETS BOND FUND......................  1.20%    INITIAL CLASS    $ 9.14         28
VANECK VIP UNCONSTRAINED EMERGING
 MARKETS BOND FUND......................  1.25%    INITIAL CLASS    $ 9.12         34

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, expense risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
***Variable Investment Options where Units Outstanding are less than 500 are denoted by a--.

                                    FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018

                                                                   1290 VT       1290 VT
                                                      1290 VT    DOUBLELINE    DOUBLELINE
                                                    CONVERTIBLE    DYNAMIC    OPPORTUNISTIC                 1290 VT EQUITY
                                                    SECURITIES*  ALLOCATION*      BOND*     1290 VT ENERGY*    INCOME*
                                                    -----------  -----------  ------------- --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $   322,762  $   266,857    $ 703,074     $    92,889    $    612,766
 Expenses:
   Asset-based charges.............................      31,439      226,603      270,550          39,056         445,313
                                                    -----------  -----------    ---------     -----------    ------------

NET INVESTMENT INCOME (LOSS).......................     291,323       40,254      432,524          53,833         167,453
                                                    -----------  -----------    ---------     -----------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........      63,777       23,919      (20,096)         45,232      (1,089,446)
   Net realized gain distribution from the
    Portfolios.....................................     308,960      379,532           --              --       8,280,433
                                                    -----------  -----------    ---------     -----------    ------------
 Net realized gain (loss)..........................     372,737      403,451      (20,096)         45,232       7,190,987
                                                    -----------  -----------    ---------     -----------    ------------

 Net change in unrealized appreciation
   (depreciation) of investments...................  (1,274,663)  (1,321,450)    (867,012)     (1,220,664)    (11,336,900)
                                                    -----------  -----------    ---------     -----------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................    (901,926)    (917,999)    (887,108)     (1,175,432)     (4,145,913)
                                                    -----------  -----------    ---------     -----------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $  (610,603) $  (877,745)   $(454,584)    $(1,121,599)   $ (3,978,460)
                                                    ===========  ===========    =========     ===========    ============

                                                    1290 VT GAMCO
                                                      MERGERS &
                                                    ACQUISITIONS*
                                                    -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................  $   269,634
 Expenses:
   Asset-based charges.............................      248,662
                                                     -----------

NET INVESTMENT INCOME (LOSS).......................       20,972
                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........      (49,880)
   Net realized gain distribution from the
    Portfolios.....................................      494,012
                                                     -----------
 Net realized gain (loss)..........................      444,132
                                                     -----------

 Net change in unrealized appreciation
   (depreciation) of investments...................   (1,607,737)
                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   (1,163,605)
                                                     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $(1,142,633)
                                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                    1290 VT GAMCO                       1290 VT LOW
                                                    SMALL COMPANY 1290 VT HIGH YIELD VOLATILITY GLOBAL    1290 VT
                                                       VALUE*           BOND*             EQUITY*      MICRO CAP*(A)
                                                    ------------- ------------------ ----------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $  1,618,515     $   779,104         $  80,788        $    18
 Expenses:
   Asset-based charges.............................    4,015,494         183,117            32,879             45
                                                    ------------     -----------         ---------        -------

NET INVESTMENT INCOME (LOSS).......................   (2,396,979)        595,987            47,909            (27)
                                                    ------------     -----------         ---------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........    7,752,637        (102,812)           42,840           (411)
   Net realized gain distribution from the
    Portfolios.....................................   13,120,727              --            22,474          6,460
                                                    ------------     -----------         ---------        -------
 Net realized gain (loss)..........................   20,873,364        (102,812)           65,314          6,049
                                                    ------------     -----------         ---------        -------

 Net change in unrealized appreciation
   (depreciation) of investments...................  (67,731,103)     (1,000,941)         (261,908)        (8,319)
                                                    ------------     -----------         ---------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  (46,857,739)     (1,103,753)         (196,594)        (2,270)
                                                    ------------     -----------         ---------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $(49,254,718)    $  (507,766)        $(148,685)       $(2,297)
                                                    ============     ===========         =========        =======

                                                    1290 VT MULTI-   1290 VT
                                                     ALTERNATIVE     NATURAL
                                                    STRATEGIES*(A)  RESOURCES*
                                                    -------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................     $ 104      $   172,508
 Expenses:
   Asset-based charges.............................        13           84,262
                                                        -----      -----------

NET INVESTMENT INCOME (LOSS).......................        91           88,246
                                                        -----      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........        --          240,149
   Net realized gain distribution from the
    Portfolios.....................................        --               --
                                                        -----      -----------
 Net realized gain (loss)..........................        --          240,149
                                                        -----      -----------

 Net change in unrealized appreciation
   (depreciation) of investments...................      (305)      (1,338,957)
                                                        -----      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................      (305)      (1,098,808)
                                                        -----      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................     $(214)     $(1,010,562)
                                                        =====      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on October 22, 2018.

                                    FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                         1290 VT                     7TWELVE/TM/
                                                                         1290 VT SMALL  SMARTBETA   1290 VT SOCIALLY   BALANCED
                                                    1290 VT REAL ESTATE* CAP VALUE*(A)   EQUITY*      RESPONSIBLE*    PORTFOLIO
                                                    -------------------- ------------- -----------  ---------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................     $   487,578        $    972    $   225,037     $  64,625     $   279,074
 Expenses:
   Asset-based charges.............................         177,658             130         19,947        66,068         890,681
                                                        -----------        --------    -----------     ---------     -----------

NET INVESTMENT INCOME (LOSS).......................         309,920             842        205,090        (1,443)       (611,607)
                                                        -----------        --------    -----------     ---------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........         (13,417)            (20)        48,852        16,711       1,153,715
   Net realized gain distribution from the
    Portfolios.....................................              --           4,114        613,277       174,033              --
                                                        -----------        --------    -----------     ---------     -----------
 Net realized gain (loss)..........................         (13,417)          4,094        662,129       190,744       1,153,715
                                                        -----------        --------    -----------     ---------     -----------

 Net change in unrealized appreciation
   (depreciation) of investments...................      (1,182,918)        (16,455)    (1,886,787)     (610,057)     (6,817,104)
                                                        -----------        --------    -----------     ---------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................      (1,196,335)        (12,361)    (1,224,658)     (419,313)     (5,663,389)
                                                        -----------        --------    -----------     ---------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................     $  (886,415)       $(11,519)   $(1,019,568)    $(420,756)    $(6,274,996)
                                                        ===========        ========    ===========     =========     ===========

                                                    AB VPS BALANCED
                                                    WEALTH STRATEGY
                                                      PORTFOLIO**
                                                    ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................    $  85,671
 Expenses:
   Asset-based charges.............................       71,998
                                                       ---------

NET INVESTMENT INCOME (LOSS).......................       13,673
                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........        3,477
   Net realized gain distribution from the
    Portfolios.....................................      383,403
                                                       ---------
 Net realized gain (loss)..........................      386,880
                                                       ---------

 Net change in unrealized appreciation
   (depreciation) of investments...................     (784,401)
                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................     (397,521)
                                                       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................    $(383,848)
                                                       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of a Portfolio of
  AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.
(a)Units were made available on October 22, 2018.

                                    FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                          AB VPS GLOBAL                  AB VPS
                                            THEMATIC    AB VPS GROWTH INTERNATIONAL AB VPS REAL ESTATE AB VPS SMALL/MID
                                             GROWTH      AND INCOME      GROWTH         INVESTMENT        CAP VALUE
                                           PORTFOLIO**   PORTFOLIO**   PORTFOLIO**     PORTFOLIO**       PORTFOLIO**
                                          ------------- ------------- ------------- ------------------ ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $      --    $    46,330   $    36,106      $  96,884        $     9,509
 Expenses:
   Asset-based charges...................      14,889         71,443       126,548         65,403             50,095
                                            ---------    -----------   -----------      ---------        -----------

NET INVESTMENT INCOME (LOSS).............     (14,889)       (25,113)      (90,442)        31,481            (40,586)
                                            ---------    -----------   -----------      ---------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................      60,882         39,990       356,989        (96,466)           169,694
   Net realized gain distribution from
    the Portfolios.......................          --        704,257            --        233,095            338,434
                                            ---------    -----------   -----------      ---------        -----------
 Net realized gain (loss)................      60,882        744,247       356,989        136,629            508,128
                                            ---------    -----------   -----------      ---------        -----------

 Net change in unrealized appreciation
   (depreciation) of investments.........    (208,031)    (1,506,333)   (2,004,128)      (481,598)        (1,264,321)
                                            ---------    -----------   -----------      ---------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    (147,149)      (762,086)   (1,647,139)      (344,969)          (756,193)
                                            ---------    -----------   -----------      ---------        -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $(162,038)   $  (787,199)  $(1,737,581)     $(313,488)       $  (796,779)
                                            =========    ===========   ===========      =========        ===========


                                            ALL ASSET
                                          GROWTH-ALT 20*
                                          --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........  $   764,776
 Expenses:
   Asset-based charges...................      584,593
                                           -----------

NET INVESTMENT INCOME (LOSS).............      180,183
                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................      276,580
   Net realized gain distribution from
    the Portfolios.......................    1,454,317
                                           -----------
 Net realized gain (loss)................    1,730,897
                                           -----------

 Net change in unrealized appreciation
   (depreciation) of investments.........   (5,683,919)
                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................   (3,953,022)
                                           -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............  $(3,772,839)
                                           ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                    FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                         AMERICAN FUNDS
                                                              AMERICAN       AMERICAN       INSURANCE    AMERICAN FUNDS
                                          ALPS | RED ROCKS   CENTURY VP     CENTURY VP   SERIES(R) ASSET   INSURANCE
                                           LISTED PRIVATE     INFLATION    LARGE COMPANY   ALLOCATION    SERIES(R) BOND
                                          EQUITY PORTFOLIO PROTECTION FUND     VALUE        FUND/SM/        FUND/SM/
                                          ---------------- --------------- ------------- --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........    $ 227,889        $ 214,195      $  32,881     $ 1,058,297    $   803,498
 Expenses:
   Asset-based charges...................       44,653           85,004         30,806         743,704        546,063
                                             ---------        ---------      ---------     -----------    -----------

NET INVESTMENT INCOME (LOSS).............      183,236          129,191          2,075         314,593        257,435
                                             ---------        ---------      ---------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................      159,058          (26,620)        72,215         651,923       (455,110)
   Net realized gain distribution from
    the Portfolios.......................       11,517               --        131,357       2,758,017         52,802
                                             ---------        ---------      ---------     -----------    -----------
 Net realized gain (loss)................      170,575          (26,620)       203,572       3,409,940       (402,308)
                                             ---------        ---------      ---------     -----------    -----------

 Net change in unrealized appreciation
   (depreciation) of investments.........     (951,854)        (384,856)      (382,829)     (8,269,025)      (836,947)
                                             ---------        ---------      ---------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................     (781,279)        (411,476)      (179,257)     (4,859,085)    (1,239,255)
                                             ---------        ---------      ---------     -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............    $(598,043)       $(282,285)     $(177,182)    $(4,544,492)   $  (981,820)
                                             =========        =========      =========     ===========    ===========

                                           AMERICAN FUNDS
                                             INSURANCE
                                          SERIES(R) GLOBAL
                                          GROWTH FUND/SM/
                                          ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $    61,932
 Expenses:
   Asset-based charges...................       124,304
                                            -----------

NET INVESTMENT INCOME (LOSS).............       (62,372)
                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................       353,490
   Net realized gain distribution from
    the Portfolios.......................       761,631
                                            -----------
 Net realized gain (loss)................     1,115,121
                                            -----------

 Net change in unrealized appreciation
   (depreciation) of investments.........    (2,518,363)
                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    (1,403,242)
                                            -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $(1,465,614)
                                            ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                           AMERICAN FUNDS                    AMERICAN FUNDS   AMERICAN FUNDS
                                             INSURANCE                         INSURANCE         INSURANCE
                                          SERIES(R) GLOBAL  AMERICAN FUNDS     SERIES(R)     SERIES(R) MANAGED AMERICAN FUNDS
                                               SMALL           INSURANCE     INTERNATIONAL      RISK ASSET       INSURANCE
                                           CAPITALIZATION  SERIES(R) GROWTH-   GROWTH AND       ALLOCATION     SERIES(R) NEW
                                              FUND/SM/      INCOME FUND/SM/  INCOME FUND/SM/     FUND/SM/      WORLD FUND(R)
                                          ---------------- ----------------- --------------  ----------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $     3,952       $   235,952     $   150,276        $  93,504      $    388,155
 Expenses:
   Asset-based charges...................       247,030           177,837          77,102          100,378           748,228
                                            -----------       -----------     -----------        ---------      ------------

NET INVESTMENT INCOME (LOSS).............      (243,078)           58,115          73,174           (6,874)         (360,073)
                                            -----------       -----------     -----------        ---------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................      (139,171)          106,927          30,131          149,971           378,577
   Net realized gain distribution from
    the Portfolios.......................       791,857           983,731              --          272,864         1,508,271
                                            -----------       -----------     -----------        ---------      ------------
 Net realized gain (loss)................       652,686         1,090,658          30,131          422,835         1,886,848
                                            -----------       -----------     -----------        ---------      ------------

 Net change in unrealized appreciation
   (depreciation) of investments.........    (2,737,082)       (2,215,869)     (1,023,541)        (849,664)      (10,663,729)
                                            -----------       -----------     -----------        ---------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    (2,084,396)       (1,125,211)       (993,410)        (426,829)       (8,776,881)
                                            -----------       -----------     -----------        ---------      ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $(2,327,474)      $(1,067,096)    $  (920,236)       $(433,703)     $ (9,136,954)
                                            ===========       ===========     ===========        =========      ============




                                          AXA 400 MANAGED
                                            VOLATILITY*
                                          ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........  $    648,762
 Expenses:
   Asset-based charges...................     1,060,377
                                           ------------

NET INVESTMENT INCOME (LOSS).............      (411,615)
                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................     4,724,791
   Net realized gain distribution from
    the Portfolios.......................     5,001,065
                                           ------------
 Net realized gain (loss)................     9,725,856
                                           ------------

 Net change in unrealized appreciation
   (depreciation) of investments.........   (18,173,492)
                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    (8,447,636)
                                           ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............  $ (8,859,251)
                                           ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                                                AXA
                                                  AXA 2000                                                  CONSERVATIVE
                                AXA 500 MANAGED    MANAGED    AXA AGGRESSIVE AXA AGGRESSIVE  AXA BALANCED      GROWTH
                                  VOLATILITY*    VOLATILITY*   ALLOCATION*     STRATEGY*      STRATEGY*      STRATEGY*
                                --------------- ------------  -------------- -------------- -------------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.................  $  1,731,674   $    532,412   $   439,848   $  45,562,906  $  35,437,451  $  15,659,306
 Expenses:
   Asset-based charges.........     2,442,855      1,067,108       362,840      52,590,217     41,995,546     18,920,853
                                 ------------   ------------   -----------   -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)...      (711,181)      (534,696)       77,008      (7,027,311)    (6,558,095)    (3,261,547)
                                 ------------   ------------   -----------   -------------  -------------  -------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss)
    on investments.............    15,656,742      5,499,410       592,518      48,020,903     51,937,983     24,207,724
   Net realized gain
    distribution from the
    Portfolios.................     3,484,685      4,278,107     1,523,687      59,623,228     61,334,174     27,532,546
                                 ------------   ------------   -----------   -------------  -------------  -------------
 Net realized gain (loss)......    19,141,427      9,777,517     2,116,205     107,644,131    113,272,157     51,740,270
                                 ------------   ------------   -----------   -------------  -------------  -------------

 Net change in unrealized
   appreciation
   (depreciation) of
   investments.................   (28,666,752)   (17,727,924)   (4,998,411)   (424,381,872)  (270,113,644)  (109,365,997)
                                 ------------   ------------   -----------   -------------  -------------  -------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....    (9,525,325)    (7,950,407)   (2,882,206)   (316,737,741)  (156,841,487)   (57,625,727)
                                 ------------   ------------   -----------   -------------  -------------  -------------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................  $(10,236,506)  $ (8,485,103)  $(2,805,198)  $(323,765,052) $(163,399,582) $ (60,887,274)
                                 ============   ============   ===========   =============  =============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                           AXA           AXA           AXA
                                              AXA         AXA GLOBAL                  INTERNATIONAL INTERNATIONAL INTERNATIONAL
                                          CONSERVATIVE  EQUITY MANAGED   AXA GROWTH   CORE MANAGED     MANAGED    VALUE MANAGED
                                           STRATEGY*     VOLATILITY*     STRATEGY*     VOLATILITY*   VOLATILITY*   VOLATILITY*
                                          ------------  -------------- -------------  ------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $  7,506,243   $   158,226   $  53,148,044   $   223,081  $  1,846,873    $  48,902
 Expenses:
   Asset-based charges...................    9,215,748       233,916      62,422,202       190,614     1,515,324       43,717
                                          ------------   -----------   -------------   -----------  ------------    ---------

NET INVESTMENT INCOME (LOSS).............   (1,709,505)      (75,690)     (9,274,158)       32,467       331,549        5,185
                                          ------------   -----------   -------------   -----------  ------------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................    3,868,130     1,072,999      67,549,369       431,786     3,164,009      121,085
   Net realized gain distribution from
    the Portfolios.......................   13,576,119     1,123,071      77,343,241            --       311,201           --
                                          ------------   -----------   -------------   -----------  ------------    ---------
 Net realized gain (loss)................   17,444,249     2,196,070     144,892,610       431,786     3,475,210      121,085
                                          ------------   -----------   -------------   -----------  ------------    ---------

 Net change in unrealized appreciation
   (depreciation) of investments.........  (33,721,813)   (4,185,609)   (468,044,895)   (2,665,299)  (20,247,061)    (658,383)
                                          ------------   -----------   -------------   -----------  ------------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  (16,277,564)   (1,989,539)   (323,152,285)   (2,233,513)  (16,771,851)    (537,298)
                                          ------------   -----------   -------------   -----------  ------------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $(17,987,069)  $(2,065,229)  $(332,426,443)  $(2,201,046) $(16,440,302)   $(532,113)
                                          ============   ===========   =============   ===========  ============    =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                        AXA LARGE
                                           AXA LARGE       CAP       AXA LARGE     AXA MID                       AXA
                                           CAP CORE      GROWTH      CAP VALUE    CAP VALUE        AXA        MODERATE
                                            MANAGED      MANAGED      MANAGED      MANAGED      MODERATE       GROWTH
                                          VOLATILITY*  VOLATILITY*  VOLATILITY*  VOLATILITY*   ALLOCATION*    STRATEGY*
                                          -----------  -----------  -----------  -----------  ------------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $    97,742  $   117,997  $   586,091  $   208,396  $  2,523,037  $  74,872,229
 Expenses:
   Asset-based charges...................     152,380      373,264      351,171      253,134     2,039,763     89,992,587
                                          -----------  -----------  -----------  -----------  ------------  -------------

NET INVESTMENT INCOME (LOSS).............     (54,638)    (255,267)     234,920      (44,738)      483,274    (15,120,358)
                                          -----------  -----------  -----------  -----------  ------------  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................     546,379    1,949,812    1,628,238      587,684       675,812    123,571,365
   Net realized gain distribution from
    the Portfolios.......................     755,674    2,047,215    1,101,084    1,344,638     6,173,810    146,135,889
                                          -----------  -----------  -----------  -----------  ------------  -------------
 Net realized gain (loss)................   1,302,053    3,997,027    2,729,322    1,932,322     6,849,622    269,707,254
                                          -----------  -----------  -----------  -----------  ------------  -------------

 Net change in unrealized appreciation
   (depreciation) of investments.........  (1,902,216)  (4,574,908)  (5,567,383)  (4,319,721)  (16,917,343)  (658,154,684)
                                          -----------  -----------  -----------  -----------  ------------  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    (600,163)    (577,881)  (2,838,061)  (2,387,399)  (10,067,721)  (388,447,430)
                                          -----------  -----------  -----------  -----------  ------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $  (654,801) $  (833,148) $(2,603,141) $(2,432,137) $ (9,584,447) $(403,567,788)
                                          ===========  ===========  ===========  ===========  ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                                                AXA/AB
                                              AXA                      AXA/AB                      AXA/AB       SHORT
                                           MODERATE-    AXA ULTRA     DYNAMIC       AXA/AB        DYNAMIC      DURATION
                                             PLUS      CONSERVATIVE  AGGRESSIVE     DYNAMIC       MODERATE    GOVERNMENT
                                          ALLOCATION*   STRATEGY*     GROWTH*       GROWTH*       GROWTH*       BOND*
                                          -----------  ------------ -----------  ------------  -------------  ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $ 1,003,720  $ 7,436,610  $   905,779  $  6,254,402  $  30,314,295   $38,394
 Expenses:
   Asset-based charges...................     775,397    4,089,348      490,173     8,132,931     38,334,491    29,136
                                          -----------  -----------  -----------  ------------  -------------   -------

NET INVESTMENT INCOME (LOSS).............     228,323    3,347,262      415,606    (1,878,529)    (8,020,196)    9,258
                                          -----------  -----------  -----------  ------------  -------------   -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................     988,107   (1,678,394)     (45,278)    2,273,212     48,635,771    (1,851)
   Net realized gain distribution from
    the Portfolios.......................   3,002,441      973,454       36,861     3,398,910     24,719,624        --
                                          -----------  -----------  -----------  ------------  -------------   -------
 Net realized gain (loss)................   3,990,548     (704,940)      (8,417)    5,672,122     73,355,395    (1,851)
                                          -----------  -----------  -----------  ------------  -------------   -------

 Net change in unrealized appreciation
   (depreciation) of investments.........  (9,192,132)  (1,960,856)  (7,638,567)  (56,803,490)  (257,738,267)   (6,905)
                                          -----------  -----------  -----------  ------------  -------------   -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  (5,201,584)  (2,665,796)  (7,646,984)  (51,131,368)  (184,382,872)   (8,756)
                                          -----------  -----------  -----------  ------------  -------------   -------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $(4,973,261) $   681,466  $(7,231,378) $(53,009,897) $(192,403,068)  $   502
                                          ===========  ===========  ===========  ============  =============   =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                                        AXA/FRANKLIN
                                                                           AXA/FRANKLIN  AXA/FRANKLIN    TEMPLETON
                                                           AXA/CLEARBRIDGE   BALANCED   SMALL CAP VALUE  ALLOCATION
                                          AXA/AB SMALL CAP    LARGE CAP      MANAGED        MANAGED       MANAGED
                                              GROWTH*          GROWTH*     VOLATILITY*    VOLATILITY*   VOLATILITY*
                                          ---------------- --------------- ------------ --------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $     95,115     $   135,081   $   621,648    $    65,560   $   258,126
 Expenses:
   Asset-based charges...................      1,090,966       1,168,697       331,498        160,257       176,170
                                            ------------     -----------   -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS).............       (995,851)     (1,033,616)      290,150        (94,697)       81,956
                                            ------------     -----------   -----------    -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................        785,951         230,311    (1,210,617)       644,967       413,972
   Net realized gain distribution from
    the Portfolios.......................     11,878,360       6,653,838       812,319      1,232,662     2,457,793
                                            ------------     -----------   -----------    -----------   -----------
 Net realized gain (loss)................     12,664,311       6,884,149      (398,298)     1,877,629     2,871,765
                                            ------------     -----------   -----------    -----------   -----------

 Net change in unrealized appreciation
   (depreciation) of investments.........    (18,540,325)     (6,408,015)   (1,255,756)    (3,162,923)   (4,114,327)
                                            ------------     -----------   -----------    -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................     (5,876,014)        476,134    (1,654,054)    (1,285,294)   (1,242,562)
                                            ------------     -----------   -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $ (6,871,865)    $  (557,482)  $(1,363,904)   $(1,379,991)  $(1,160,606)
                                            ============     ===========   ===========    ===========   ===========


                                            AXA/GOLDMAN
                                          SACHS STRATEGIC
                                            ALLOCATION*
                                          ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........  $  4,851,642
 Expenses:
   Asset-based charges...................     6,740,001
                                           ------------

NET INVESTMENT INCOME (LOSS).............    (1,888,359)
                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................       886,357
   Net realized gain distribution from
    the Portfolios.......................            --
                                           ------------
 Net realized gain (loss)................       886,357
                                           ------------

 Net change in unrealized appreciation
   (depreciation) of investments.........   (32,284,958)
                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................   (31,398,601)
                                           ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............  $(33,286,960)
                                           ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                                           AXA/TEMPLETON
                                      AXA/INVESCO               AXA/JPMORGAN AXA/LEGG MASON                GLOBAL EQUITY
                                       STRATEGIC    AXA/JANUS    STRATEGIC     STRATEGIC      AXA/LOOMIS      MANAGED
                                      ALLOCATION*  ENTERPRISE*  ALLOCATION*   ALLOCATION*   SAYLES GROWTH*  VOLATILITY*
                                     ------------  -----------  ------------ -------------- -------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.... $  2,080,614  $        --  $   367,206   $  2,146,861   $     75,621   $   482,468
 Expenses:
   Asset-based charges..............    3,386,593      803,064      393,171      2,002,304      1,078,821       259,911
                                     ------------  -----------  -----------   ------------   ------------   -----------

NET INVESTMENT INCOME (LOSS)........   (1,305,979)    (803,064)     (25,965)       144,557     (1,003,200)      222,557
                                     ------------  -----------  -----------   ------------   ------------   -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................      520,159      474,531        1,255        488,611      3,296,958       787,610
   Net realized gain distribution
    from the Portfolios.............      971,791    3,149,458       80,753             --      8,100,525     1,629,391
                                     ------------  -----------  -----------   ------------   ------------   -----------
 Net realized gain (loss)...........    1,491,950    3,623,989       82,008        488,611     11,397,483     2,417,001
                                     ------------  -----------  -----------   ------------   ------------   -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................  (16,775,742)  (4,575,434)  (4,034,747)   (12,789,471)   (14,193,255)   (5,002,050)
                                     ------------  -----------  -----------   ------------   ------------   -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............  (15,283,792)    (951,445)  (3,952,739)   (12,300,860)    (2,795,772)   (2,585,049)
                                     ------------  -----------  -----------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $(16,589,771) $(1,754,509) $(3,978,704)  $(12,156,303)  $ (3,798,972)  $(2,362,492)
                                     ============  ===========  ===========   ============   ============   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                        BLACKROCK
                                         GLOBAL         BLACKROCK     CHARTER/SM/
                                     ALLOCATION V.I. LARGE CAP FOCUS   AGGRESSIVE   CHARTER/SM/  CHARTER/SM/  CHARTER/SM/
                                          FUND       GROWTH V.I. FUND   GROWTH*    CONSERVATIVE*   GROWTH*     MODERATE*
                                     --------------- ---------------- -----------  ------------- -----------  -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....  $    981,650     $        --    $   102,923   $   618,984  $   236,433  $   635,996
 Expenses:
   Asset-based charges..............     1,589,820         785,447         86,807       380,266      180,875      411,594
                                      ------------     -----------    -----------   -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)........      (608,170)       (785,447)        16,116       238,718       55,558      224,402
                                      ------------     -----------    -----------   -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................       415,532         873,060        156,260       377,024       81,383      198,080
   Net realized gain distribution
    from the Portfolios.............     4,982,301       6,094,751        157,386       293,940      281,604      448,895
                                      ------------     -----------    -----------   -----------  -----------  -----------
 Net realized gain (loss)...........     5,397,833       6,967,811        313,646       670,964      362,987      646,975
                                      ------------     -----------    -----------   -----------  -----------  -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................   (15,128,981)     (7,690,087)    (1,116,331)   (2,349,128)  (1,814,094)  (2,949,894)
                                      ------------     -----------    -----------   -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    (9,731,148)       (722,276)      (802,685)   (1,678,164)  (1,451,107)  (2,302,919)
                                      ------------     -----------    -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $(10,339,318)    $(1,507,723)   $  (786,569)  $(1,439,446) $(1,395,549) $(2,078,517)
                                      ============     ===========    ===========   ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                                         CLEARBRIDGE
                                                                                                          VARIABLE
                                     CHARTER/SM/                                                         AGGRESSIVE
                                       MODERATE   CHARTER/SM/ MULTI- CHARTER/SM/ SMALL CHARTER/SM/ SMALL   GROWTH
                                       GROWTH*      SECTOR BOND*       CAP GROWTH*       CAP VALUE*       PORTFOLIO
                                     -----------  ----------------   ---------------   ---------------   -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.... $   495,136      $ 34,314         $   385,795       $   215,125     $   201,876
 Expenses:
   Asset-based charges..............     337,919        24,067             149,345           291,766         720,722
                                     -----------      --------         -----------       -----------     -----------

NET INVESTMENT INCOME (LOSS)........     157,217        10,247             236,450           (76,641)       (518,846)
                                     -----------      --------         -----------       -----------     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................     475,299       (31,766)            920,939           946,157        (603,010)
   Net realized gain distribution
    from the Portfolios.............     414,759            --             777,041           262,183       3,449,266
                                     -----------      --------         -----------       -----------     -----------
 Net realized gain (loss)...........     890,058       (31,766)          1,697,980         1,208,340       2,846,256
                                     -----------      --------         -----------       -----------     -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................  (3,225,113)      (13,855)         (2,584,164)       (3,564,964)     (7,314,313)
                                     -----------      --------         -----------       -----------     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............  (2,335,055)      (45,621)           (886,184)       (2,356,624)     (4,468,057)
                                     -----------      --------         -----------       -----------     -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $(2,177,838)     $(35,374)        $  (649,734)      $(2,433,265)    $(4,986,903)
                                     ===========      ========         ===========       ===========     ===========

                                     CLEARBRIDGE
                                       VARIABLE
                                     APPRECIATION
                                      PORTFOLIO
                                     ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.... $   163,850
 Expenses:
   Asset-based charges..............     186,235
                                     -----------

NET INVESTMENT INCOME (LOSS)........     (22,385)
                                     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................     193,785
   Net realized gain distribution
    from the Portfolios.............     625,283
                                     -----------
 Net realized gain (loss)...........     819,068
                                     -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................  (1,281,829)
                                     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    (462,761)
                                     -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $  (485,146)
                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                     CLEARBRIDGE
                                      VARIABLE                                                     DELAWARE VIP(R)
                                      DIVIDEND      CLEARBRIDGE    DELAWARE VIP(R) DELAWARE VIP(R)  LIMITED-TERM   EATON VANCE VT
                                      STRATEGY    VARIABLE MID CAP   DIVERSIFIED      EMERGING       DIVERSIFIED   FLOATING-RATE
                                      PORTFOLIO      PORTFOLIO      INCOME SERIES  MARKETS SERIES   INCOME SERIES   INCOME FUND
                                     -----------  ---------------- --------------- --------------- --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.... $   447,989     $   8,804        $ 519,725       $ 116,180       $ 234,692     $ 1,364,191
 Expenses:
   Asset-based charges..............     404,096        65,363          210,034          46,899         113,608         442,616
                                     -----------     ---------        ---------       ---------       ---------     -----------

NET INVESTMENT INCOME (LOSS)........      43,893       (56,559)         309,691          69,281         121,084         921,575
                                     -----------     ---------        ---------       ---------       ---------     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................     857,987         4,432         (116,924)         77,206         (45,050)        176,995
   Net realized gain distribution
    from the Portfolios.............   1,944,256        88,066               --          12,543              --              --
                                     -----------     ---------        ---------       ---------       ---------     -----------
 Net realized gain (loss)...........   2,802,243        92,498         (116,924)         89,749         (45,050)        176,995
                                     -----------     ---------        ---------       ---------       ---------     -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................  (4,741,080)     (724,029)        (809,779)       (947,582)       (187,009)     (2,008,730)
                                     -----------     ---------        ---------       ---------       ---------     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............  (1,938,837)     (631,531)        (926,703)       (857,833)       (232,059)     (1,831,735)
                                     -----------     ---------        ---------       ---------       ---------     -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $(1,894,944)    $(688,090)       $(617,012)      $(788,552)      $(110,975)    $  (910,160)
                                     ===========     =========        =========       =========       =========     ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                EQ/CLEARBRIDGE
                                       EQ/AMERICAN   EQ/BLACKROCK   EQ/CAPITAL  SELECT EQUITY
                                     CENTURY MID CAP BASIC VALUE     GUARDIAN      MANAGED      EQ/COMMON   EQ/CORE BOND
                                        VALUE*(A)      EQUITY*      RESEARCH*    VOLATILITY*   STOCK INDEX*    INDEX*
                                     --------------- ------------  -----------  -------------- ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....  $    760,898   $  2,316,578  $   105,463   $   143,305   $   814,374  $ 5,840,495
 Expenses:
   Asset-based charges..............       371,167      1,996,939      286,360        61,903       773,128    4,608,749
                                      ------------   ------------  -----------   -----------   -----------  -----------

NET INVESTMENT INCOME (LOSS)........       389,731        319,639     (180,897)       81,402        41,246    1,231,746
                                      ------------   ------------  -----------   -----------   -----------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................      (160,402)     6,837,306    1,361,162        74,087     2,059,339   (2,424,628)
   Net realized gain distribution
    from the Portfolios.............            --     11,868,605    2,115,733     1,860,504     2,950,789           --
                                      ------------   ------------  -----------   -----------   -----------  -----------
 Net realized gain (loss)...........      (160,402)    18,705,911    3,476,895     1,934,591     5,010,128   (2,424,628)
                                      ------------   ------------  -----------   -----------   -----------  -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................   (15,352,879)   (31,908,681)  (4,283,609)   (2,452,889)   (9,481,433)  (3,070,592)
                                      ------------   ------------  -----------   -----------   -----------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   (15,513,281)   (13,202,770)    (806,714)     (518,298)   (4,471,305)  (5,495,220)
                                      ------------   ------------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $(15,123,550)  $(12,883,131) $  (987,611)  $  (436,896)  $(4,430,059) $(4,263,474)
                                      ============   ============  ===========   ===========   ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on October 22, 2018.

                                    FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                      EQ/EMERGING                     EQ/FIDELITY      EQ/FRANKLIN  EQ/FRANKLIN
                                     MARKETS EQUITY EQ/EQUITY 500 INSTITUTIONAL AM/SM    RISING      STRATEGIC   EQ/GLOBAL BOND
                                         PLUS*         INDEX*       /LARGE CAP*(A)    DIVIDENDS*(A) INCOME*(A)       PLUS*
                                     -------------- ------------- ------------------- ------------- -----------  --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....  $   112,683   $  5,040,873     $    399,438      $   229,437  $   402,931    $ 116,966
 Expenses:
   Asset-based charges..............      111,839      4,550,848          458,662          220,400      167,330      134,057
                                      -----------   ------------     ------------      -----------  -----------    ---------

NET INVESTMENT INCOME (LOSS)........          844        490,025          (59,224)           9,037      235,601      (17,091)
                                      -----------   ------------     ------------      -----------  -----------    ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................      406,084     10,077,199         (332,752)         (50,456)     (17,289)    (198,070)
   Net realized gain distribution
    from the Portfolios.............       48,583      7,683,747               --               --           --           --
                                      -----------   ------------     ------------      -----------  -----------    ---------
 Net realized gain (loss)...........      454,667     17,760,946         (332,752)         (50,456)     (17,289)    (198,070)
                                      -----------   ------------     ------------      -----------  -----------    ---------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................   (1,977,365)   (40,008,106)     (19,533,318)      (5,968,855)  (1,106,647)     (87,070)
                                      -----------   ------------     ------------      -----------  -----------    ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   (1,522,698)   (22,247,160)     (19,866,070)      (6,019,311)  (1,123,936)    (285,140)
                                      -----------   ------------     ------------      -----------  -----------    ---------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $(1,521,854)  $(21,757,135)    $(19,925,294)     $(6,010,274) $  (888,335)   $(302,231)
                                      ===========   ============     ============      ===========  ===========    =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on October 22, 2018.

                                    FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                      EQ/GOLDMAN   EQ/INTERMEDIATE                                EQ/INVESCO    EQ/INVESCO
                                     SACHS MID CAP   GOVERNMENT    EQ/INTERNATIONAL  EQ/INVESCO   GLOBAL REAL  INTERNATIONAL
                                       VALUE*(A)        BOND*       EQUITY INDEX*    COMSTOCK*    ESTATE*(A)    GROWTH*(A)
                                     ------------- --------------- ---------------- ------------  -----------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....  $    58,329    $1,467,716      $ 1,211,381    $    766,926  $   380,180   $    93,040
 Expenses:
   Asset-based charges..............       76,325     1,694,126          638,155         650,038      198,752       120,981
                                      -----------    ----------      -----------    ------------  -----------   -----------

NET INVESTMENT INCOME (LOSS)........      (17,996)     (226,410)         573,226         116,888      181,428       (27,941)
                                      -----------    ----------      -----------    ------------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................      (27,423)     (776,744)         (96,814)      2,484,360       30,053       (45,122)
   Net realized gain distribution
    from the Portfolios.............           --            --               --       2,003,562           --            --
                                      -----------    ----------      -----------    ------------  -----------   -----------
 Net realized gain (loss)...........      (27,423)     (776,744)         (96,814)      4,487,922       30,053       (45,122)
                                      -----------    ----------      -----------    ------------  -----------   -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................   (2,524,726)      144,983       (8,847,069)    (11,426,857)  (1,220,364)   (2,317,808)
                                      -----------    ----------      -----------    ------------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   (2,552,149)     (631,761)      (8,943,883)     (6,938,935)  (1,190,311)   (2,362,930)
                                      -----------    ----------      -----------    ------------  -----------   -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $(2,570,145)   $ (858,171)     $(8,370,657)   $ (6,822,047) $(1,008,883)  $(2,390,871)
                                      ===========    ==========      ===========    ============  ===========   ===========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on October 22, 2018.

                                    FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                          EQ/JPMORGAN
                                                       EQ/IVY MID CAP   EQ/IVY SCIENCE       VALUE      EQ/LARGE CAP
                                     EQ/IVY ENERGY*(A)   GROWTH*(A)   AND TECHNOLOGY*(A) OPPORTUNITIES* GROWTH INDEX*
                                     ----------------- -------------- ------------------ -------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....   $     27,145     $     5,686      $         --     $   208,983    $   485,795
 Expenses:
   Asset-based charges..............         73,366         175,359           235,131         308,276        980,330
                                       ------------     -----------      ------------     -----------    -----------

NET INVESTMENT INCOME (LOSS)........        (46,221)       (169,673)         (235,131)        (99,293)      (494,535)
                                       ------------     -----------      ------------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................       (388,716)        (73,853)         (126,047)      1,129,514      1,827,539
   Net realized gain distribution
    from the Portfolios.............             --              --                --       1,638,763      4,611,721
                                       ------------     -----------      ------------     -----------    -----------
 Net realized gain (loss)...........       (388,716)        (73,853)         (126,047)      2,768,277      6,439,260
                                       ------------     -----------      ------------     -----------    -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................     (9,910,107)     (5,505,591)      (10,218,455)     (6,215,141)    (8,981,034)
                                       ------------     -----------      ------------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    (10,298,823)     (5,579,444)      (10,344,502)     (3,446,864)    (2,541,774)
                                       ------------     -----------      ------------     -----------    -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $(10,345,044)    $(5,749,117)     $(10,579,633)    $(3,546,157)   $(3,036,309)
                                       ============     ===========      ============     ===========    ===========

                                     EQ/LARGE CAP
                                     VALUE INDEX*
                                     ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.... $   893,613
 Expenses:
   Asset-based charges..............     576,123
                                     -----------

NET INVESTMENT INCOME (LOSS)........     317,490
                                     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................     759,808
   Net realized gain distribution
    from the Portfolios.............   1,763,635
                                     -----------
 Net realized gain (loss)...........   2,523,443
                                     -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................  (7,249,632)
                                     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............  (4,726,189)
                                     -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $(4,408,699)
                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on October 22, 2018.

                                    FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                         EQ/LAZARD         EQ/MFS        EQ/MFS
                                          EMERGING      INTERNATIONAL INTERNATIONAL     EQ/MFS     EQ/MFS UTILITIES
                                     MARKETS EQUITY*(A)    GROWTH*      VALUE*(A)   TECHNOLOGY*(A)    SERIES*(A)
                                     ------------------ ------------- ------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....    $   142,245     $    497,096  $         --   $        --     $   255,896
 Expenses:
   Asset-based charges..............        231,275          719,830       607,690       105,230         143,760
                                        -----------     ------------  ------------   -----------     -----------

NET INVESTMENT INCOME (LOSS)........        (89,030)        (222,734)     (607,690)     (105,230)        112,136
                                        -----------     ------------  ------------   -----------     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................          4,888        1,089,552      (121,346)     (209,287)        (31,622)
   Net realized gain distribution
    from the Portfolios.............             --        5,127,194            --            --              --
                                        -----------     ------------  ------------   -----------     -----------
 Net realized gain (loss)...........          4,888        6,216,746      (121,346)     (209,287)        (31,622)
                                        -----------     ------------  ------------   -----------     -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................     (1,010,282)     (12,031,126)   (9,462,479)   (3,726,671)     (1,971,606)
                                        -----------     ------------  ------------   -----------     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............     (1,005,394)      (5,814,380)   (9,583,825)   (3,935,958)     (2,003,228)
                                        -----------     ------------  ------------   -----------     -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...    $(1,094,424)    $ (6,037,114) $(10,191,515)  $(4,041,188)    $(1,891,092)
                                        ===========     ============  ============   ===========     ===========


                                     EQ/MID CAP INDEX*
                                     -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....   $  1,020,759
 Expenses:
   Asset-based charges..............      1,315,848
                                       ------------

NET INVESTMENT INCOME (LOSS)........       (295,089)
                                       ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................      2,596,105
   Net realized gain distribution
    from the Portfolios.............      7,001,604
                                       ------------
 Net realized gain (loss)...........      9,597,709
                                       ------------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................    (21,273,974)
                                       ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    (11,676,265)
                                       ------------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $(11,971,354)
                                       ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on October 22, 2018.

                                    FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                      EQ/MONEY   EQ/OPPENHEIMER EQ/PIMCO GLOBAL EQ/PIMCO REAL EQ/PIMCO TOTAL EQ/PIMCO ULTRA
                                      MARKET*       GLOBAL*      REAL RETURN*    RETURN*(A)     RETURN*(A)    SHORT BOND*
                                     ----------  -------------- --------------- ------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.... $1,404,427   $    299,440     $ 623,099      $ 224,577     $1,127,648     $ 856,905
 Expenses:
   Asset-based charges..............  1,502,480      1,237,107       310,125        144,253        462,493       482,606
                                     ----------   ------------     ---------      ---------     ----------     ---------

NET INVESTMENT INCOME (LOSS)........    (98,053)      (937,667)      312,974         80,324        665,155       374,299
                                     ----------   ------------     ---------      ---------     ----------     ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................      3,019      5,936,584       (48,378)        (4,961)        11,961        76,176
   Net realized gain distribution
    from the Portfolios.............         --      2,185,955            --         81,552        573,144            --
                                     ----------   ------------     ---------      ---------     ----------     ---------
 Net realized gain (loss)...........      3,019      8,122,539       (48,378)        76,591        585,105        76,176
                                     ----------   ------------     ---------      ---------     ----------     ---------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................      2,304    (19,182,377)     (881,045)      (164,777)     1,005,531      (644,786)
                                     ----------   ------------     ---------      ---------     ----------     ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............      5,323    (11,059,838)     (929,423)       (88,186)     1,590,636      (568,610)
                                     ----------   ------------     ---------      ---------     ----------     ---------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $  (92,730)  $(11,997,505)    $(616,449)     $  (7,862)    $2,255,791     $(194,311)
                                     ==========   ============     =========      =========     ==========     =========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on October 22, 2018.

                                    FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018



                                     EQ/QUALITY BOND    EQ/SMALL    EQ/T. ROWE PRICE  EQ/T. ROWE PRICE   EQ/UBS GROWTH &
                                          PLUS*      COMPANY INDEX*  GROWTH STOCK*   HEALTH SCIENCES*(A)     INCOME*
                                     --------------- -------------- ---------------- ------------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....    $ 441,829     $    673,396    $         --      $         --       $    24,744
 Expenses:
   Asset-based charges..............      406,911          901,721       3,135,933           431,250           113,114
                                        ---------     ------------    ------------      ------------       -----------

NET INVESTMENT INCOME (LOSS)........       34,918         (228,325)     (3,135,933)         (431,250)          (88,370)
                                        ---------     ------------    ------------      ------------       -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................     (303,903)         931,750      12,816,023          (157,561)          184,481
   Net realized gain distribution
    from the Portfolios.............           --        5,840,735      17,832,258                --           779,244
                                        ---------     ------------    ------------      ------------       -----------
 Net realized gain (loss)...........     (303,903)       6,772,485      30,648,281          (157,561)          963,725
                                        ---------     ------------    ------------      ------------       -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................     (157,451)     (15,968,668)    (34,853,691)      (16,272,365)       (1,890,953)
                                        ---------     ------------    ------------      ------------       -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............     (461,354)      (9,196,183)     (4,205,410)      (16,429,926)         (927,228)
                                        ---------     ------------    ------------      ------------       -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...    $(426,436)    $ (9,424,508)   $ (7,341,343)     $(16,861,176)      $(1,015,598)
                                        =========     ============    ============      ============       ===========

                                     FEDERATED HIGH
                                      INCOME BOND
                                        FUND II
                                     --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....  $ 1,511,915
 Expenses:
   Asset-based charges..............      245,876
                                      -----------

NET INVESTMENT INCOME (LOSS)........    1,266,039
                                      -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................     (215,962)
   Net realized gain distribution
    from the Portfolios.............           --
                                      -----------
 Net realized gain (loss)...........     (215,962)
                                      -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................   (2,033,038)
                                      -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   (2,249,000)
                                      -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $  (982,961)
                                      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on October 22, 2018.

                                    FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                      FIDELITY(R) VIP
                                                      ASSET MANAGER:  FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                        FEDERATED         GROWTH       FREEDOM 2015    FREEDOM 2020    FREEDOM 2025
                                     KAUFMANN FUND II    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                     ---------------- --------------- --------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....    $      --        $   7,901       $   6,410       $  18,866       $  19,518
 Expenses:
   Asset-based charges..............      121,119           10,795           7,854          19,926          20,663
                                        ---------        ---------       ---------       ---------       ---------

NET INVESTMENT INCOME (LOSS)........     (121,119)          (2,894)         (1,444)         (1,060)         (1,145)
                                        ---------        ---------       ---------       ---------       ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................       91,395           28,605          63,502          14,319          15,916
   Net realized gain distribution
    from the Portfolios.............      621,633           31,563          21,206          40,749          28,895
                                        ---------        ---------       ---------       ---------       ---------
 Net realized gain (loss)...........      713,028           60,168          84,708          55,068          44,811
                                        ---------        ---------       ---------       ---------       ---------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................     (903,729)        (118,770)       (107,156)       (161,708)       (175,194)
                                        ---------        ---------       ---------       ---------       ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............     (190,701)         (58,602)        (22,448)       (106,640)       (130,383)
                                        ---------        ---------       ---------       ---------       ---------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...    $(311,820)       $ (61,496)      $ (23,892)      $(107,700)      $(131,528)
                                        =========        =========       =========       =========       =========

                                     FIDELITY(R) VIP
                                      FREEDOM 2030
                                        PORTFOLIO
                                     ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....    $  10,165
 Expenses:
   Asset-based charges..............       13,226
                                        ---------

NET INVESTMENT INCOME (LOSS)........       (3,061)
                                        ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................       43,288
   Net realized gain distribution
    from the Portfolios.............       24,811
                                        ---------
 Net realized gain (loss)...........       68,099
                                        ---------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................     (147,421)
                                        ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............      (79,322)
                                        ---------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...    $ (82,383)
                                        =========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                                            FIRST TRUST/DOW
                                                                          FIRST TRUST MULTI JONES DIVIDEND &    FRANKLIN
                                                         FIDELITY(R) VIP       INCOME            INCOME      FOUNDING FUNDS
                                     FIDELITY(R) VIP MID STRATEGIC INCOME    ALLOCATION        ALLOCATION    ALLOCATION VIP
                                        CAP PORTFOLIO       PORTFOLIO         PORTFOLIO        PORTFOLIO          FUND
                                     ------------------- ---------------- ----------------- ---------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....    $    352,013       $ 4,560,679        $  93,362       $   765,866     $   635,130
 Expenses:
   Asset-based charges..............       1,196,340         1,633,600           54,082           668,512         290,125
                                        ------------       -----------        ---------       -----------     -----------

NET INVESTMENT INCOME (LOSS)........        (844,327)        2,927,079           39,280            97,354         345,005
                                        ------------       -----------        ---------       -----------     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................         328,502          (245,143)          45,438           996,286        (136,509)
   Net realized gain distribution
    from the Portfolios.............       7,525,441           230,249               --           100,831         497,381
                                        ------------       -----------        ---------       -----------     -----------
 Net realized gain (loss)...........       7,853,943           (14,894)          45,438         1,097,117         360,872
                                        ------------       -----------        ---------       -----------     -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................     (20,752,801)       (8,101,743)        (326,963)       (4,337,146)     (2,824,635)
                                        ------------       -----------        ---------       -----------     -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............     (12,898,858)       (8,116,637)        (281,525)       (3,240,029)     (2,463,763)
                                        ------------       -----------        ---------       -----------     -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...    $(13,743,185)      $(5,189,558)       $(242,245)      $(3,142,675)    $(2,118,758)
                                        ============       ===========        =========       ===========     ===========



                                     FRANKLIN INCOME
                                        VIP FUND
                                     ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....   $ 4,444,887
 Expenses:
   Asset-based charges..............     1,255,854
                                       -----------

NET INVESTMENT INCOME (LOSS)........     3,189,033
                                       -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................      (244,733)
   Net realized gain distribution
    from the Portfolios.............            --
                                       -----------
 Net realized gain (loss)...........      (244,733)
                                       -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................    (8,135,845)
                                       -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    (8,380,578)
                                       -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $(5,191,545)
                                       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018


                                                     GUGGENHEIM VIF                     HARTFORD       HARTFORD
                                                     GLOBAL MANAGED GUGGENHEIM VIF      CAPITAL         GROWTH      INVESCO V.I.
                                     FRANKLIN MUTUAL    FUTURES       MULTI-HEDGE   APPRECIATION HLS OPPORTUNITIES    AMERICAN
                                     SHARES VIP FUND STRATEGY FUND  STRATEGIES FUND       FUND         HLS FUND    FRANCHISE FUND
                                     --------------- -------------- --------------- ---------------- ------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....   $   315,286     $      --       $     --       $    82,721     $        --     $     --
 Expenses:
   Asset-based charges..............       185,043        34,335          9,292           243,164         502,031        8,359
                                       -----------     ---------       --------       -----------     -----------     --------

NET INVESTMENT INCOME (LOSS)........       130,243       (34,335)        (9,292)         (160,443)       (502,031)      (8,359)
                                       -----------     ---------       --------       -----------     -----------     --------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................       304,952       (91,069)         3,041          (216,010)        510,716       10,251
   Net realized gain distribution
    from the Portfolios.............       490,939            --             --         1,906,188       5,228,239       41,881
                                       -----------     ---------       --------       -----------     -----------     --------
 Net realized gain (loss)...........       795,891       (91,069)         3,041         1,690,178       5,738,955       52,132
                                       -----------     ---------       --------       -----------     -----------     --------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................    (2,243,585)     (168,625)       (37,041)       (3,157,084)     (6,091,001)     (80,709)
                                       -----------     ---------       --------       -----------     -----------     --------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    (1,447,694)     (259,694)       (34,000)       (1,466,906)       (352,046)     (28,577)
                                       -----------     ---------       --------       -----------     -----------     --------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $(1,317,451)    $(294,029)      $(43,292)      $(1,627,349)    $  (854,077)    $(36,936)
                                       ===========     =========       ========       ===========     ===========     ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                      INVESCO V.I.   INVESCO V.I.  INVESCO V.I. INVESCO V.I.                   INVESCO V.I. MID
                                      BALANCED-RISK   DIVERSIFIED   EQUITY AND  HEALTH CARE  INVESCO V.I. HIGH CAP CORE EQUITY
                                     ALLOCATION FUND DIVIDEND FUND INCOME FUND      FUND        YIELD FUND           FUND
                                     --------------- ------------- ------------ ------------ ----------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....   $   136,701   $  1,513,521  $   328,044   $      --      $ 2,127,935      $    14,032
 Expenses:
   Asset-based charges..............       122,408      1,025,584      214,133      57,568          563,604          171,305
                                       -----------   ------------  -----------   ---------      -----------      -----------

NET INVESTMENT INCOME (LOSS)........        14,293        487,937      113,911     (57,568)       1,564,331         (157,273)
                                       -----------   ------------  -----------   ---------      -----------      -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................       (32,046)     1,870,502       25,035    (191,694)        (397,232)         (96,642)
   Net realized gain distribution
    from the Portfolios.............       947,801      2,428,456      728,861     687,087               --        1,797,565
                                       -----------   ------------  -----------   ---------      -----------      -----------
 Net realized gain (loss)...........       915,755      4,298,958      753,896     495,393         (397,232)       1,700,923
                                       -----------   ------------  -----------   ---------      -----------      -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................    (1,755,965)   (11,241,370)  (2,723,783)   (544,411)      (3,210,285)      (3,148,100)
                                       -----------   ------------  -----------   ---------      -----------      -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............      (840,210)    (6,942,412)  (1,969,887)    (49,018)      (3,607,517)      (1,447,177)
                                       -----------   ------------  -----------   ---------      -----------      -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $  (825,917)  $ (6,454,475) $(1,855,976)  $(106,586)     $(2,043,186)     $(1,604,450)
                                       ===========   ============  ===========   =========      ===========      ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                     INVESCO V.I. SMALL IVY VIP ASSET IVY VIP GLOBAL IVY VIP HIGH  IVY VIP NATURAL
                                      CAP EQUITY FUND     STRATEGY    EQUITY INCOME     INCOME        RESOURCES
                                     ------------------ ------------- -------------- ------------  ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....    $        --      $   661,115   $   246,728   $  8,305,846    $    29,171
 Expenses:
   Asset-based charges..............        269,049          511,951       214,169      1,876,475        136,487
                                        -----------      -----------   -----------   ------------    -----------

NET INVESTMENT INCOME (LOSS)........       (269,049)         149,164        32,559      6,429,371       (107,316)
                                        -----------      -----------   -----------   ------------    -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................       (298,854)        (764,738)       48,770     (1,998,229)      (344,077)
   Net realized gain distribution
    from the Portfolios.............      1,450,686        1,443,486     1,159,440             --             --
                                        -----------      -----------   -----------   ------------    -----------
 Net realized gain (loss)...........      1,151,832          678,748     1,208,210     (1,998,229)      (344,077)
                                        -----------      -----------   -----------   ------------    -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................     (4,290,298)      (3,190,601)   (3,152,751)    (8,819,122)    (1,901,976)
                                        -----------      -----------   -----------   ------------    -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............     (3,138,466)      (2,511,853)   (1,944,541)   (10,817,351)    (2,246,053)
                                        -----------      -----------   -----------   ------------    -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...    $(3,407,515)     $(2,362,689)  $(1,911,982)  $ (4,387,980)   $(2,353,369)
                                        ===========      ===========   ===========   ============    ===========

                                     IVY VIP SMALL CAP
                                          GROWTH
                                     -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....   $    116,575
 Expenses:
   Asset-based charges..............        451,475
                                       ------------

NET INVESTMENT INCOME (LOSS)........       (334,900)
                                       ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................         81,154
   Net realized gain distribution
    from the Portfolios.............     10,417,557
                                       ------------
 Net realized gain (loss)...........     10,498,711
                                       ------------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................    (12,584,691)
                                       ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............     (2,085,980)
                                       ------------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $ (2,420,880)
                                       ============

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018

                                                                                  JPMORGAN
                                        JANUS         JANUS         JANUS      INSURANCE TRUST    JPMORGAN      LORD ABBETT
                                      HENDERSON     HENDERSON   HENDERSON U.S.     GLOBAL      INSURANCE TRUST SERIES FUND -
                                      BALANCED    FLEXIBLE BOND LOW VOLATILITY   ALLOCATION    INCOME BUILDER  BOND DEBENTURE
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                     -----------  ------------- -------------- --------------- --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.... $ 1,281,652   $   742,214   $   188,283     $        --     $        --    $  5,775,442
 Expenses:
   Asset-based charges..............     858,560       322,540       127,563         262,124         234,912       1,726,121
                                     -----------   -----------   -----------     -----------     -----------    ------------

NET INVESTMENT INCOME (LOSS)........     423,092       419,674        60,720        (262,124)       (234,912)      4,049,321
                                     -----------   -----------   -----------     -----------     -----------    ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................     952,808      (215,137)      302,457         230,842          95,091        (202,582)
   Net realized gain distribution
    from the Portfolios.............   1,670,551            --       186,799         134,814          33,771       2,906,718
                                     -----------   -----------   -----------     -----------     -----------    ------------
 Net realized gain (loss)...........   2,623,359      (215,137)      489,256         365,656         128,862       2,704,136
                                     -----------   -----------   -----------     -----------     -----------    ------------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................  (4,654,189)     (893,968)   (1,231,478)     (1,842,016)     (1,113,001)    (13,793,698)
                                     -----------   -----------   -----------     -----------     -----------    ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............  (2,030,830)   (1,109,105)     (742,222)     (1,476,360)       (984,139)    (11,089,562)
                                     -----------   -----------   -----------     -----------     -----------    ------------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $(1,607,738)  $  (689,431)  $  (681,502)    $(1,738,484)    $(1,219,051)   $ (7,040,241)
                                     ===========   ===========   ===========     ===========     ===========    ============

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                         LORD ABBETT                      MFS(R)
                                           LORD ABBETT  SERIES FUND -                  MASSACHUSETTS
                                          SERIES FUND -    GROWTH                        INVESTORS
                                          CLASSIC STOCK OPPORTUNITIES MFS(R) INVESTORS GROWTH STOCK  MFS(R) RESEARCH MFS(R) VALUE
                                            PORTFOLIO     PORTFOLIO     TRUST SERIES     PORTFOLIO       SERIES         SERIES
                                          ------------- ------------- ---------------- ------------- --------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $  31,372    $        --    $    57,777      $  48,405      $  11,622    $   368,336
 Expenses:
   Asset-based charges...................      63,665         69,960        178,905        205,401         30,180        306,231
                                            ---------    -----------    -----------      ---------      ---------    -----------

NET INVESTMENT INCOME (LOSS).............     (32,293)       (69,960)      (121,128)      (156,996)       (18,558)        62,105
                                            ---------    -----------    -----------      ---------      ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................     (53,685)        86,122        304,855         82,158         28,505        190,448
   Net realized gain distribution from
    the Portfolios.......................     642,701        980,764        581,895        855,423        299,106      1,918,046
                                            ---------    -----------    -----------      ---------      ---------    -----------
 Net realized gain (loss)................     589,016      1,066,886        886,750        937,581        327,611      2,108,494
                                            ---------    -----------    -----------      ---------      ---------    -----------

 Net change in unrealized appreciation
   (depreciation) of investments.........    (928,415)    (1,146,071)    (1,601,280)      (851,299)      (470,757)    (5,379,537)
                                            ---------    -----------    -----------      ---------      ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    (339,399)       (79,185)      (714,530)        86,282       (143,146)    (3,271,043)
                                            ---------    -----------    -----------      ---------      ---------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $(371,692)   $  (149,145)   $  (835,658)     $ (70,714)     $(161,704)   $(3,208,938)
                                            =========    ===========    ===========      =========      =========    ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018

                                                                                                                  NEUBERGER
                                                                                                                   BERMAN
                                          MULTIMANAGER                                                          INTERNATIONAL
                                           AGGRESSIVE  MULTIMANAGER  MULTIMANAGER    MULTIMANAGER  MULTIMANAGER    EQUITY
                                            EQUITY*     CORE BOND*  MID CAP GROWTH* MID CAP VALUE* TECHNOLOGY*    PORTFOLIO
                                          ------------ ------------ --------------- -------------- ------------ -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $    24,022  $ 3,007,563    $        --    $    83,457   $    83,435    $   6,768
 Expenses:
   Asset-based charges...................     261,394    1,648,281        446,473        162,731       649,976       56,795
                                          -----------  -----------    -----------    -----------   -----------    ---------

NET INVESTMENT INCOME (LOSS).............    (237,372)   1,359,282       (446,473)       (79,274)     (566,541)     (50,027)
                                          -----------  -----------    -----------    -----------   -----------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................   1,681,408   (1,568,608)       808,769        524,279     3,545,481      101,909
   Net realized gain distribution from
    the Portfolios.......................   1,817,153           --      4,214,729        873,349     5,819,210           --
                                          -----------  -----------    -----------    -----------   -----------    ---------
 Net realized gain (loss)................   3,498,561   (1,568,608)     5,023,498      1,397,628     9,364,691      101,909
                                          -----------  -----------    -----------    -----------   -----------    ---------

 Net change in unrealized appreciation
   (depreciation) of investments.........  (3,575,300)  (2,038,212)    (7,397,940)    (2,859,285)   (9,682,364)    (858,981)
                                          -----------  -----------    -----------    -----------   -----------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................     (76,739)  (3,606,820)    (2,374,442)    (1,461,657)     (317,673)    (757,072)
                                          -----------  -----------    -----------    -----------   -----------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $  (314,111) $(2,247,538)   $(2,820,915)   $(1,540,931)  $  (884,214)   $(807,099)
                                          ===========  ===========    ===========    ===========   ===========    =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                      NEUBERGER
                                     BERMAN U.S.                                        PIMCO GLOBAL  PIMCO GLOBAL
                                     EQUITY INDEX                                           BOND      MULTI-ASSET
                                       PUTWRITE           PIMCO          PIMCO EMERGING OPPORTUNITIES   MANAGED
                                       STRATEGY   COMMODITYREALRETURN(R)  MARKETS BOND    PORTFOLIO    ALLOCATION  PIMCO INCOME
                                      PORTFOLIO     STRATEGY PORTFOLIO     PORTFOLIO     (UNHEDGED)    PORTFOLIO   PORTFOLIO(A)
                                     ------------ ---------------------- -------------- ------------- ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....  $      --        $   333,253        $   761,911     $ 269,024    $  24,199      $1,056
 Expenses:
   Asset-based charges..............     33,638            240,046            263,275        47,334       18,587         338
                                      ---------        -----------        -----------     ---------    ---------      ------

NET INVESTMENT INCOME (LOSS)........    (33,638)            93,207            498,636       221,690        5,612         718
                                      ---------        -----------        -----------     ---------    ---------      ------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................     (2,166)        (2,003,380)          (528,226)         (414)      30,398          (3)
   Net realized gain distribution
    from the Portfolios.............     79,555                 --                 --        11,925      122,771       1,747
                                      ---------        -----------        -----------     ---------    ---------      ------
 Net realized gain (loss)...........     77,389         (2,003,380)          (528,226)       11,511      153,169       1,744
                                      ---------        -----------        -----------     ---------    ---------      ------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................   (257,234)          (842,448)        (1,220,274)     (470,330)    (270,369)       (120)
                                      ---------        -----------        -----------     ---------    ---------      ------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   (179,845)        (2,845,828)        (1,748,500)     (458,819)    (117,200)      1,624
                                      ---------        -----------        -----------     ---------    ---------      ------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $(213,483)       $(2,752,621)       $(1,249,864)    $(237,129)   $(111,588)     $2,342
                                      =========        ===========        ===========     =========    =========      ======

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available on October 22, 2018.

                                    FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                                           PUTNAM VT
                                                                             GLOBAL
                                                               PUTNAM VT     ASSET    PUTNAM VT MULTI-
                                     PROFUND VP  PROFUND VP   DIVERSIFIED  ALLOCATION  ASSET ABSOLUTE    PUTNAM VT
                                        BEAR    BIOTECHNOLOGY INCOME FUND     FUND      RETURN FUND    RESEARCH FUND
                                     ---------- ------------- -----------  ---------- ---------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....  $    --    $        --  $   381,947  $  77,819     $   9,712       $     --
 Expenses:
   Asset-based charges..............    2,098        670,599      170,560     53,205        30,467          8,222
                                      -------    -----------  -----------  ---------     ---------       --------

NET INVESTMENT INCOME (LOSS)........   (2,098)      (670,599)     211,387     24,614       (20,755)        (8,222)
                                      -------    -----------  -----------  ---------     ---------       --------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................    1,102      1,012,738      335,524      1,060       (21,283)        16,510
   Net realized gain distribution
    from the Portfolios.............       --             --           --    329,671       100,360             --
                                      -------    -----------  -----------  ---------     ---------       --------
 Net realized gain (loss)...........    1,102      1,012,738      335,524    330,731        79,077         16,510
                                      -------    -----------  -----------  ---------     ---------       --------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................    4,664     (3,948,048)  (1,116,597)  (752,358)     (294,648)       (89,476)
                                      -------    -----------  -----------  ---------     ---------       --------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    5,766     (2,935,310)    (781,073)  (421,627)     (215,571)       (72,966)
                                      -------    -----------  -----------  ---------     ---------       --------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $ 3,668    $(3,605,909) $  (569,686) $(397,013)    $(236,326)      $(81,188)
                                      =======    ===========  ===========  =========     =========       ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                     QS LEGG MASON                                                SEI VP MARKET
                                     DYNAMIC MULTI-                    SEI VP      SEI VP MARKET      PLUS
                                      STRATEGY VIT  SEI VP BALANCED CONSERVATIVE  GROWTH STRATEGY   STRATEGY    SEI VP MODERATE
                                       PORTFOLIO     STRATEGY FUND  STRATEGY FUND      FUND           FUND       STRATEGY FUND
                                     -------------- --------------- ------------- --------------- ------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....   $  58,158       $ 186,985      $ 177,188      $ 145,796      $  54,802      $ 158,146
 Expenses:
   Asset-based charges..............      49,573         109,337        142,975         90,898         33,455         97,489
                                       ---------       ---------      ---------      ---------      ---------      ---------

NET INVESTMENT INCOME (LOSS)........       8,585          77,648         34,213         54,898         21,347         60,657
                                       ---------       ---------      ---------      ---------      ---------      ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................      (5,952)         22,715         57,841         10,035         23,170         19,416
   Net realized gain distribution
    from the Portfolios.............          --         105,353        166,603         58,665             --        259,485
                                       ---------       ---------      ---------      ---------      ---------      ---------
 Net realized gain (loss)...........      (5,952)        128,068        224,444         68,700         23,170        278,901
                                       ---------       ---------      ---------      ---------      ---------      ---------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................    (325,224)       (948,943)      (662,028)      (840,610)      (386,224)      (792,852)
                                       ---------       ---------      ---------      ---------      ---------      ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    (331,176)       (820,875)      (437,584)      (771,910)      (363,054)      (513,951)
                                       ---------       ---------      ---------      ---------      ---------      ---------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $(322,591)      $(743,227)     $(403,371)     $(717,012)     $(341,707)     $(453,294)
                                       =========       =========      =========      =========      =========      =========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                    TEMPLETON
                                     T. ROWE PRICE DEVELOPING    TEMPLETON    TEMPLETON   TEMPLETON  VANECK VIP
                                     EQUITY INCOME MARKETS VIP  FOREIGN VIP  GLOBAL BOND  GROWTH VIP GLOBAL HARD
                                       PORTFOLIO      FUND         FUND       VIP FUND       FUND    ASSETS FUND
                                     ------------- -----------  -----------  -----------  ---------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios....  $   183,146  $   122,524  $   210,320  $        --  $  34,233  $        --
 Expenses:
   Asset-based charges..............      109,685      199,571      112,540    1,838,662     24,235      324,324
                                      -----------  -----------  -----------  -----------  ---------  -----------

NET INVESTMENT INCOME (LOSS)........       73,461      (77,047)      97,780   (1,838,662)     9,998     (324,324)
                                      -----------  -----------  -----------  -----------  ---------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    investments.....................       38,631      707,594      (94,940)  (2,231,393)    83,930     (718,721)
   Net realized gain distribution
    from the Portfolios.............    1,026,043           --           --           --    144,984           --
                                      -----------  -----------  -----------  -----------  ---------  -----------
 Net realized gain (loss)...........    1,064,674      707,594      (94,940)  (2,231,393)   228,914     (718,721)
                                      -----------  -----------  -----------  -----------  ---------  -----------

 Net change in unrealized
   appreciation (depreciation) of
   investments......................   (2,351,399)  (3,232,819)  (1,358,189)   4,812,908   (508,348)  (6,116,674)
                                      -----------  -----------  -----------  -----------  ---------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   (1,286,725)  (2,525,225)  (1,453,129)   2,581,515   (279,434)  (6,835,395)
                                      -----------  -----------  -----------  -----------  ---------  -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $(1,213,264) $(2,602,272) $(1,355,349) $   742,853  $(269,436) $(7,159,719)
                                      ===========  ===========  ===========  ===========  =========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2018


                                                              VANECK VIP
                                                             UNCONSTRAINED
                                                               EMERGING
                                                             MARKETS BOND
                                                                 FUND
                                                             -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................   $  67,847
 Expenses:
   Asset-based charges......................................      11,295
                                                               ---------

NET INVESTMENT INCOME (LOSS)................................      56,552
                                                               ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................      11,926
   Net realized gain distribution from the Portfolios.......          --
                                                               ---------
 Net realized gain (loss)...................................      11,926
                                                               ---------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (141,080)
                                                               ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......    (129,154)
                                                               ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ (72,602)
                                                               =========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                                1290 VT DOUBLELINE
                                            1290 VT CONVERTIBLE       1290 VT DOUBLELINE           OPPORTUNISTIC
                                                SECURITIES*           DYNAMIC ALLOCATION*           BOND*(A)(B)
                                         ------------------------  ------------------------  ------------------------
                                             2018         2017         2018         2017         2018         2017
                                         -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $   291,323  $   330,483  $    40,254  $  (130,064) $   432,524  $   133,003
 Net realized gain (loss)...............     372,737      287,307      403,451      854,099      (20,096)      63,033
 Net change in unrealized appreciation
   (depreciation) of investments........  (1,274,663)     765,968   (1,321,450)     527,868     (867,012)     115,242
                                         -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from operations............    (610,603)   1,383,758     (877,745)   1,251,903     (454,584)     311,278
                                         -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..     895,263      512,781      331,510    1,522,285    3,856,237    4,928,131
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................     671,473        1,494     (289,194)    (329,695)   1,003,393    9,441,062
 Redemptions for contract benefits and
   terminations.........................    (151,201)     (49,958)    (800,134)    (598,225)  (1,277,147)    (921,474)
 Contract maintenance charges...........         (21)         (18)      (4,065)      (3,888)      (1,116)        (662)
                                         -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowners
   transactions.........................   1,415,514      464,299     (761,883)     590,477    3,581,367   13,447,057
                                         -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............          --           --           --           35           87       (3,270)
                                         -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...     804,911    1,848,057   (1,639,628)   1,842,415    3,126,870   13,755,065
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  11,526,775    9,678,718   16,907,097   15,064,682   20,920,855    7,165,790
                                         -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD..... $12,331,686  $11,526,775  $15,267,469  $16,907,097  $24,047,725  $20,920,855
                                         ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)1290 VT DoubleLine Opportunistic Bond replaced Charter/SM/ Income Strategies due to a fund merger on May 19, 2017.
(b)1290 VT DoubleLine Opportunistic Bond replaced Charter/SM/ Interest Rate Strategies due to a fund merger on May 19, 2017.

                                    FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                              1290 VT GAMCO MERGERS &
                                             1290 VT ENERGY*        1290 VT EQUITY INCOME*         ACQUISITIONS*
                                         -----------------------  -------------------------  ------------------------
                                             2018        2017         2018          2017         2018         2017
                                         -----------  ----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $    53,833  $   69,461  $    167,453  $    93,957  $    20,972  $  (207,757)
 Net realized gain (loss)...............      45,232     (34,148)    7,190,987    1,920,112      444,132      988,279
 Net change in unrealized appreciation
   (depreciation) of investments........  (1,220,664)   (131,367)  (11,336,900)   2,228,366   (1,607,737)      26,994
                                         -----------  ----------  ------------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from operations............  (1,121,599)    (96,054)   (3,978,460)   4,242,435   (1,142,633)     807,516
                                         -----------  ----------  ------------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..     430,258     413,341     1,255,947    1,559,514    1,551,164    1,732,835
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................    (153,920)    265,784    (2,413,341)    (396,273)      43,580      122,734
 Redemptions for contract benefits and
   terminations.........................    (101,334)   (199,888)   (2,712,954)  (1,873,935)  (1,243,464)  (1,080,775)
 Contract maintenance charges...........        (187)        (77)     (155,299)    (153,921)      (1,599)      (1,590)
                                         -----------  ----------  ------------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowners
   transactions.........................     174,817     479,160    (4,025,647)    (864,615)     349,681      773,204
                                         -----------  ----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...    (946,782)    383,106    (8,004,107)   3,377,820     (792,952)   1,580,720
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................   4,777,139   4,394,033    34,136,150   30,758,330   18,140,956   16,560,236
                                         -----------  ----------  ------------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD..... $ 3,830,357  $4,777,139  $ 26,132,043  $34,136,150  $17,348,004  $18,140,956
                                         ===========  ==========  ============  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                             1290 VT GAMCO SMALL                                1290 VT LOW VOLATILITY
                                               COMPANY VALUE*        1290 VT HIGH YIELD BOND*       GLOBAL EQUITY*
                                         --------------------------  ------------------------  -----------------------
                                             2018          2017          2018         2017        2018         2017
                                         ------------  ------------  -----------  -----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $ (2,396,979) $ (2,009,648) $   595,987  $   463,743  $   47,909  $    39,788
 Net realized gain (loss)...............   20,873,364    25,746,940     (102,812)     (27,035)     65,314      371,671
 Net change in unrealized appreciation
   (depreciation) of investments........  (67,731,103)   13,423,318   (1,000,941)     149,416    (261,908)     231,993
                                         ------------  ------------  -----------  -----------  ----------  -----------

 Net increase (decrease) in net assets
   resulting from operations............  (49,254,718)   37,160,610     (507,766)     586,124    (148,685)     643,452
                                         ------------  ------------  -----------  -----------  ----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..   22,580,724    25,876,839    2,864,847    2,175,121     543,194      413,931
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................   (3,054,405)    3,216,987   (1,168,502)     707,162     479,203      134,810
 Redemptions for contract benefits and
   terminations.........................  (22,529,118)  (15,802,160)    (860,419)    (918,217)   (141,566)    (131,766)
 Contract maintenance charges...........      (36,807)      (35,217)      (1,420)      (1,286)        (26)         (12)
                                         ------------  ------------  -----------  -----------  ----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowners
   transactions.........................   (3,039,606)   13,256,449      834,506    1,962,780     880,805      416,963
                                         ------------  ------------  -----------  -----------  ----------  -----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............           --           261           14          171          23   (2,241,107)
                                         ------------  ------------  -----------  -----------  ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...  (52,294,324)   50,417,320      326,754    2,549,075     732,143   (1,180,692)
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  296,918,589   246,501,269   13,583,526   11,034,451   2,520,586    3,701,278
                                         ------------  ------------  -----------  -----------  ----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD..... $244,624,265  $296,918,589  $13,910,280  $13,583,526  $3,252,729  $ 2,520,586
                                         ============  ============  ===========  ===========  ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                    1290 VT
                                                               MULTI-ALTERNATIVE      1290 VT NATURAL
                                         1290 VT MICRO CAP*(C)  STRATEGIES*(C)          RESOURCES*
                                         --------------------- ----------------- ------------------------
                                                 2018                2018            2018         2017
                                         --------------------- ----------------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...........        $   (27)            $    91      $    88,246  $    74,273
 Net realized gain (loss)...............          6,049                  --          240,149       87,149
 Net change in unrealized appreciation
   (depreciation) of investments........         (8,319)               (305)      (1,338,957)     420,713
                                                -------             -------      -----------  -----------

 Net increase (decrease) in net assets
   resulting from operations............         (2,297)               (214)      (1,010,562)     582,135
                                                -------             -------      -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..         62,508               7,260          794,406    1,464,469
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................          5,800               7,108           59,371   (1,166,190)
 Redemptions for contract benefits and
   terminations.........................            (48)                 --         (307,429)    (275,504)
 Contract maintenance charges...........             --                  --             (684)        (602)
                                                -------             -------      -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowners
   transactions.........................         68,260              14,368          545,664       22,173
                                                -------             -------      -----------  -----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............             --                  --               12           --
                                                -------             -------      -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...         65,963              14,154         (464,886)     604,308
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................             --                  --        6,284,416    5,680,108
                                                -------             -------      -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.....        $65,963             $14,154      $ 5,819,530  $ 6,284,416
                                                =======             =======      ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.

                                    FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                   1290 VT SMALL CAP     1290 VT SMARTBETA
                                           1290 VT REAL ESTATE*        VALUE*(C)              EQUITY*
                                         ------------------------  ----------------- ------------------------
                                             2018         2017           2018            2018         2017
                                         -----------  -----------  ----------------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $   309,920  $   286,893      $    842      $   205,090  $   190,404
 Net realized gain (loss)...............     (13,417)     126,322         4,094          662,129      443,795
 Net change in unrealized appreciation
   (depreciation) of investments........  (1,182,918)     669,775       (16,455)      (1,886,787)   2,163,222
                                         -----------  -----------      --------      -----------  -----------

 Net increase (decrease) in net assets
   resulting from operations............    (886,415)   1,082,990       (11,519)      (1,019,568)   2,797,421
                                         -----------  -----------      --------      -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..     883,272    1,741,921        78,743          563,418      158,304
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................    (520,745)    (622,845)       40,043          734,825      132,975
 Redemptions for contract benefits and
   terminations.........................    (777,457)  (1,078,072)           --         (219,231)     (57,462)
 Contract maintenance charges...........      (1,455)      (1,382)            2              (43)          (8)
                                         -----------  -----------      --------      -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowners
   transactions.........................    (416,385)      39,622       118,788        1,078,969      233,809
                                         -----------  -----------      --------      -----------  -----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............         (35)          --            --               --           --
                                         -----------  -----------      --------      -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...  (1,302,835)   1,122,612       107,269           59,401    3,031,230
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  13,417,183   12,294,571            --       15,840,729   12,809,499
                                         -----------  -----------      --------      -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD..... $12,114,348  $13,417,183      $107,269      $15,900,130  $15,840,729
                                         ===========  ===========      ========      ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.

                                    FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017


                                                                1290 VT SOCIALLY        7TWELVE/TM /BALANCED
                                                                  RESPONSIBLE*               PORTFOLIO
                                                             ----------------------  -------------------------
                                                                2018        2017         2018          2017
                                                             ----------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   (1,443) $   (7,930) $   (611,607) $  (739,372)
 Net realized gain (loss)...................................    190,744     608,603     1,153,715      787,539
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (610,057)     88,384    (6,817,104)   6,129,095
                                                             ----------  ----------  ------------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (420,756)    689,057    (6,274,996)   6,177,262
                                                             ----------  ----------  ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  2,536,820     468,270     2,760,907    2,805,957
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     66,136    (175,202)   (4,583,842)  (5,765,916)
 Redemptions for contract benefits and terminations.........   (300,441)   (123,594)   (7,628,668)  (6,036,067)
 Contract maintenance charges...............................    (29,158)    (29,120)      (13,749)     (14,677)
                                                             ----------  ----------  ------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  2,273,357     140,354    (9,465,352)  (9,010,703)
                                                             ----------  ----------  ------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         28          --             6           --
                                                             ----------  ----------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  1,852,629     829,411   (15,740,342)  (2,833,441)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  4,332,536   3,503,125    71,655,903   74,489,344
                                                             ----------  ----------  ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $6,185,165  $4,332,536  $ 55,915,561  $71,655,903
                                                             ==========  ==========  ============  ===========

                                                                 AB VPS BALANCED
                                                                 WEALTH STRATEGY
                                                                   PORTFOLIO**
                                                             ----------------------
                                                                2018        2017
                                                             ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   13,673  $   19,837
 Net realized gain (loss)...................................    386,880      10,464
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (784,401)    659,682
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (383,848)    689,983
                                                             ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    123,719      60,531
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (92,584)   (167,751)
 Redemptions for contract benefits and terminations.........   (520,510)   (410,120)
 Contract maintenance charges...............................       (677)       (658)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (490,052)   (517,998)
                                                             ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --          --
                                                             ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (873,900)    171,985
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  5,470,877   5,298,892
                                                             ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,596,977  $5,470,877
                                                             ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                    FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                             AB VPS GLOBAL THEMATIC     AB VPS GROWTH AND
                                                               GROWTH PORTFOLIO**       INCOME PORTFOLIO**
                                                             ----------------------  -----------------------
                                                                2018        2017         2018        2017
                                                             ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $  (14,889) $   (6,185) $   (25,113) $    3,361
 Net realized gain (loss)...................................     60,882      51,867      744,247     328,257
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (208,031)    152,181   (1,506,333)    224,029
                                                             ----------  ----------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (162,038)    197,863     (787,199)    555,647
                                                             ----------  ----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    302,633     475,866    4,158,168     811,750
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     60,917      82,679    1,873,861     (49,267)
 Redemptions for contract benefits and terminations.........    (46,657)    (90,190)    (356,297)    (69,189)
 Contract maintenance charges...............................        (27)         (9)        (199)        (52)
                                                             ----------  ----------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    316,866     468,346    5,675,533     693,242
                                                             ----------  ----------  -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          6          20          133          --
                                                             ----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    154,834     666,229    4,888,467   1,248,889
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  1,154,942     488,713    4,193,875   2,944,986
                                                             ----------  ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $1,309,776  $1,154,942  $ 9,082,342  $4,193,875
                                                             ==========  ==========  ===========  ==========

                                                               AB VPS INTERNATIONAL
                                                                GROWTH PORTFOLIO**
                                                             -----------------------
                                                                 2018        2017
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   (90,442) $  (40,963)
 Net realized gain (loss)...................................     356,989     326,750
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (2,004,128)  2,123,542
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (1,737,581)  2,409,329
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     413,611     329,981
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (294,180)    345,562
 Redemptions for contract benefits and terminations.........    (885,487)   (792,839)
 Contract maintenance charges...............................      (1,361)     (1,493)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (767,417)   (118,789)
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --          --
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (2,504,998)  2,290,540
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   9,644,770   7,354,230
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 7,139,772  $9,644,770
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

                                    FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017


                                                               AB VPS REAL ESTATE        AB VPS SMALL/MID
                                                             INVESTMENT PORTFOLIO**   CAP VALUE PORTFOLIO**
                                                             ----------------------  -----------------------
                                                                2018        2017         2018        2017
                                                             ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   31,481  $   21,768  $   (40,586) $  (30,760)
 Net realized gain (loss)...................................    136,629     281,435      508,128     205,641
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (481,598)    (48,288)  (1,264,321)    230,333
                                                             ----------  ----------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (313,488)    254,915     (796,779)    405,214
                                                             ----------  ----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    873,160   1,019,264    1,468,094     854,029
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (263,445)    169,249       91,918      62,711
 Redemptions for contract benefits and terminations.........   (212,236)   (201,911)    (530,283)   (146,846)
 Contract maintenance charges...............................       (285)        (35)        (391)        (86)
                                                             ----------  ----------  -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    397,194     986,567    1,029,338     769,808
                                                             ----------  ----------  -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         14          31           13          28
                                                             ----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................     83,720   1,241,513      232,572   1,175,050
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  5,563,139   4,321,626    4,026,776   2,851,726
                                                             ----------  ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $5,646,859  $5,563,139  $ 4,259,348  $4,026,776
                                                             ==========  ==========  ===========  ==========

                                                                     ALL ASSET
                                                                      GROWTH-
                                                                ALT 20*(D)(E)(F)(G)
                                                             ------------------------
                                                                 2018         2017
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   180,183  $   164,842
 Net realized gain (loss)...................................   1,730,897    1,068,096
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (5,683,919)   3,285,278
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (3,772,839)   4,518,216
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,536,289    1,606,421
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................  (1,080,259)  22,623,943
 Redemptions for contract benefits and terminations.........  (2,821,105)  (3,007,504)
 Contract maintenance charges...............................      (9,082)      (7,665)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (1,374,157)  21,215,195
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         (44)     (43,089)
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (5,147,040)  25,690,322
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  44,049,023   18,358,701
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $38,901,983  $44,049,023
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of a Portfolio of
   AB Variable Product Series Fund, Inc., an affiliate of AXA Equitable.
(d)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 25 due to a fund merger on May 19, 2017.
(e)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 50 due to a fund merger on May 19, 2017.
(f)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 75 due to a fund merger on May 19, 2017.
(g)All Asset Growth-Alt 20 replaced CharterSM Alternative 100 Moderate due to a fund merger on May 19, 2017.

                                    FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                             ALPS | RED ROCKS LISTED    AMERICAN CENTURY VP
                                                             PRIVATE EQUITY PORTFOLIO INFLATION PROTECTION FUND
                                                             ----------------------   ------------------------
                                                                2018         2017        2018         2017
                                                             ----------   ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $  183,236   $   47,598  $  129,191   $   89,970
 Net realized gain (loss)...................................    170,575       56,701     (26,620)      (9,748)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (951,854)     337,207    (384,856)      59,496
                                                             ----------   ----------  ----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (598,043)     441,506    (282,285)     139,718
                                                             ----------   ----------  ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  1,009,531      932,632   1,499,975    1,982,297
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    273,963      448,915     726,278      302,116
 Redemptions for contract benefits and terminations.........   (143,301)    (105,514)   (366,292)    (413,139)
 Contract maintenance charges...............................       (205)         (54)       (316)         (83)
                                                             ----------   ----------  ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  1,139,988    1,275,979   1,859,645    1,871,191
                                                             ----------   ----------  ----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --           --          65           47
                                                             ----------   ----------  ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    541,945    1,717,485   1,577,425    2,010,956
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  3,301,155    1,583,670   6,328,352    4,317,396
                                                             ----------   ----------  ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $3,843,100   $3,301,155  $7,905,777   $6,328,352
                                                             ==========   ==========  ==========   ==========

                                                             AMERICAN CENTURY VP LARGE
                                                                  COMPANY VALUE
                                                             ------------------------
                                                                2018         2017
                                                             ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $    2,075   $    2,672
 Net realized gain (loss)...................................    203,572      204,835
 Net change in unrealized appreciation (depreciation) of
   investments..............................................   (382,829)       5,843
                                                             ----------   ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (177,182)     213,350
                                                             ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     58,747       48,540
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (225,039)     (70,053)
 Redemptions for contract benefits and terminations.........   (351,949)    (180,305)
 Contract maintenance charges...............................       (286)        (337)
                                                             ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (518,527)    (202,155)
                                                             ----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         --           --
                                                             ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (695,709)      11,195
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  2,377,155    2,365,960
                                                             ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $1,681,446   $2,377,155
                                                             ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                             AMERICAN FUNDS INSURANCE
                                                             SERIES(R) ASSET ALLOCATION AMERICAN FUNDS INSURANCE
                                                                     FUND/SM/            SERIES(R) BOND FUND/SM/
                                                             ------------------------   ------------------------
                                                                 2018          2017         2018         2017
                                                             -----------   -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   314,593   $   182,632  $   257,435  $   204,495
 Net realized gain (loss)...................................   3,409,940     1,705,278     (402,308)     387,140
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (8,269,025)    2,881,854     (836,947)     120,400
                                                             -----------   -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (4,544,492)    4,769,764     (981,820)     712,035
                                                             -----------   -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  24,017,620    16,893,357    2,247,463    4,060,075
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   3,588,651     3,886,519   (4,398,144)  (1,470,490)
 Redemptions for contract benefits and terminations.........  (3,911,118)   (1,620,274)  (2,989,167)  (2,352,385)
 Contract maintenance charges...............................        (835)         (384)      (4,232)      (4,237)
                                                             -----------   -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  23,694,318    19,159,218   (5,144,080)     232,963
                                                             -----------   -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         772           602           --           --
                                                             -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  19,150,598    23,929,584   (6,125,900)     944,998
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  50,964,631    27,035,047   40,933,036   39,988,038
                                                             -----------   -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $70,115,229   $50,964,631  $34,807,136  $40,933,036
                                                             ===========   ===========  ===========  ===========

                                                             AMERICAN FUNDS INSURANCE
                                                             SERIES(R) GLOBAL GROWTH
                                                                     FUND/SM/
                                                             -----------------------
                                                                 2018        2017
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   (62,372) $  (25,337)
 Net realized gain (loss)...................................   1,115,121     174,429
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (2,518,363)  1,201,146
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (1,465,614)  1,350,238
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   3,555,861   1,415,249
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   1,225,234   1,322,935
 Redemptions for contract benefits and terminations.........    (304,517)   (175,278)
 Contract maintenance charges...............................        (286)       (113)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   4,476,292   2,562,793
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................         331         108
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   3,011,009   3,913,139
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   7,918,058   4,004,919
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $10,929,067  $7,918,058
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017


                                                             AMERICAN FUNDS INSURANCE  AMERICAN FUNDS INSURANCE
                                                              SERIES(R) GLOBAL SMALL    SERIES(R) GROWTH-INCOME
                                                              CAPITALIZATION FUND/SM/          FUND/SM/
                                                             ------------------------  ------------------------
                                                                 2018         2017         2018         2017
                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $  (243,078) $  (140,137) $    58,115  $    31,934
 Net realized gain (loss)...................................     652,686     (278,792)   1,090,658      520,375
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (2,737,082)   3,468,868   (2,215,869)   1,117,542
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (2,327,474)   3,049,939   (1,067,096)   1,669,851
                                                             -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,099,600    1,407,694    8,401,754    3,685,751
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   1,488,597      600,917      662,548      887,673
 Redemptions for contract benefits and terminations.........  (1,070,161)    (619,627)    (811,858)    (323,295)
 Contract maintenance charges...............................      (1,977)      (1,902)        (363)         (95)
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,516,059    1,387,082    8,252,081    4,250,034
                                                             -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --           --          330           --
                                                             -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................     188,585    4,437,021    7,185,315    5,919,885
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  16,675,098   12,238,077   11,955,139    6,035,254
                                                             -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $16,863,683  $16,675,098  $19,140,454  $11,955,139
                                                             ===========  ===========  ===========  ===========

                                                             AMERICAN FUNDS INSURANCE
                                                             SERIES(R) INTERNATIONAL
                                                                    GROWTH AND
                                                                 INCOME FUND/SM/
                                                             -----------------------
                                                                 2018        2017
                                                             -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $    73,174  $   51,218
 Net realized gain (loss)...................................      30,131       2,189
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (1,023,541)    831,397
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (920,236)    884,804
                                                             -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   2,077,252   1,247,382
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     348,955     346,012
 Redemptions for contract benefits and terminations.........    (197,245)   (139,033)
 Contract maintenance charges...............................        (294)        (37)
                                                             -----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   2,228,668   1,454,324
                                                             -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          66          49
                                                             -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,308,498   2,339,177
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   5,568,023   3,228,846
                                                             -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 6,876,521  $5,568,023
                                                             ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                             AMERICAN FUNDS INSURANCE
                                                             SERIES(R) MANAGED RISK ASSET  AMERICAN FUNDS INSURANCE
                                                               ALLOCATION FUND/SM/        SERIES(R) NEW WORLD FUND(R)
                                                             ---------------------------  -------------------------
                                                                 2018          2017           2018           2017
                                                              -----------    ----------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $    (6,874)   $  (44,772)   $   (360,073)  $  (237,390)
 Net realized gain (loss)...................................     422,835       138,248       1,886,848        66,046
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (849,664)      734,597     (10,663,729)   10,717,773
                                                              -----------    ----------   ------------   -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................    (433,703)      828,073      (9,136,954)   10,546,429
                                                              -----------    ----------   ------------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     123,978       144,174       7,113,352     5,909,539
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (355,128)    1,724,735       3,309,981     3,058,928
 Redemptions for contract benefits and terminations.........    (495,488)     (865,561)     (3,157,004)   (2,373,111)
 Contract maintenance charges...............................        (626)         (668)         (4,931)       (4,402)
                                                              -----------    ----------   ------------   -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (727,264)    1,002,680       7,261,398     6,590,954
                                                              -----------    ----------   ------------   -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          --            --             133            --
                                                              -----------    ----------   ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (1,160,967)    1,830,753      (1,875,423)   17,137,383
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   7,605,785     5,775,032      53,367,244    36,229,861
                                                              -----------    ----------   ------------   -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 6,444,818    $7,605,785    $ 51,491,821   $53,367,244
                                                              ===========    ==========   ============   ===========

                                                                  AXA 400 MANAGED
                                                                    VOLATILITY*
                                                             -------------------------
                                                                 2018          2017
                                                             ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   (411,615) $  (546,999)
 Net realized gain (loss)...................................    9,725,856   10,854,726
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (18,173,492)    (265,277)
                                                             ------------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................   (8,859,251)  10,042,450
                                                             ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................      606,012    1,480,656
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (2,327,234)  (2,859,908)
 Redemptions for contract benefits and terminations.........   (8,492,533)  (6,199,294)
 Contract maintenance charges...............................   (1,243,743)  (1,266,857)
                                                             ------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (11,457,498)  (8,845,403)
                                                             ------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................           --           --
                                                             ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (20,316,749)   1,197,047
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................   79,230,636   78,033,589
                                                             ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $ 58,913,887  $79,230,636
                                                             ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                              AXA 2000 MANAGED
                                                             AXA 500 MANAGED VOLATILITY*        VOLATILITY*
                                                             --------------------------  -------------------------
                                                                 2018          2017          2018          2017
                                                             ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   (711,181) $   (646,205) $   (534,696) $  (575,992)
 Net realized gain (loss)...................................   19,141,427    18,432,757     9,777,517    9,451,010
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (28,666,752)   13,381,317   (17,727,924)     152,276
                                                             ------------  ------------  ------------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (10,236,506)   31,167,869    (8,485,103)   9,027,294
                                                             ------------  ------------  ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    1,531,017     3,710,886       488,998    2,224,338
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (6,890,552)  (10,748,397)      305,166   (3,633,763)
 Redemptions for contract benefits and terminations.........  (21,640,030)  (16,922,951)   (8,701,760)  (6,637,689)
 Contract maintenance charges...............................   (2,718,931)   (2,762,033)   (1,238,426)  (1,206,519)
                                                             ------------  ------------  ------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (29,718,496)  (26,722,495)   (9,146,022)  (9,253,633)
                                                             ------------  ------------  ------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................            9            --            --           --
                                                             ------------  ------------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (39,954,993)    4,445,374   (17,631,125)    (226,339)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  179,843,146   175,397,772    77,738,267   77,964,606
                                                             ------------  ------------  ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $139,888,153  $179,843,146  $ 60,107,142  $77,738,267
                                                             ============  ============  ============  ===========

                                                                  AXA AGGRESSIVE
                                                                    ALLOCATION*
                                                             ------------------------
                                                                 2018         2017
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $    77,008  $    52,656
 Net realized gain (loss)...................................   2,116,205    1,256,370
 Net change in unrealized appreciation (depreciation) of
   investments..............................................  (4,998,411)   2,504,038
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...............................................  (2,805,198)   3,813,064
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................   1,991,599    3,563,425
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     798,414     (205,956)
 Redemptions for contract benefits and terminations.........  (1,755,770)  (1,347,683)
 Contract maintenance charges...............................      (4,468)      (4,775)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   1,029,775    2,005,011
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................          (9)          --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (1,775,432)   5,818,075
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................  26,778,663   20,960,588
                                                             -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD......................... $25,003,231  $26,778,663
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017


                                                                                    AXA AGGRESSIVE STRATEGY*
                                                                                 ------------------------------
                                                                                      2018            2017
                                                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (7,027,311) $    9,528,993
 Net realized gain (loss).......................................................    107,644,131      49,302,057
 Net change in unrealized appreciation (depreciation) of investments............   (424,381,872)    355,992,324
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from operations................   (323,765,052)    414,823,374
                                                                                 --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    394,857,257     374,708,676
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................      8,037,545     232,067,093
 Redemptions for contract benefits and terminations.............................   (165,261,718)   (104,925,791)
 Contract maintenance charges...................................................    (57,316,513)    (47,934,581)
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................    180,316,571     453,915,397
                                                                                 --------------  --------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          4,881          16,463
                                                                                 --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   (143,443,600)    868,755,234
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  3,578,153,408   2,709,398,174
                                                                                 --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $3,434,709,808  $3,578,153,408
                                                                                 ==============  ==============

                                                                                     AXA BALANCED STRATEGY*
                                                                                 ------------------------------
                                                                                      2018            2017
                                                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (6,558,095) $   (3,187,434)
 Net realized gain (loss).......................................................    113,272,157      63,301,204
 Net change in unrealized appreciation (depreciation) of investments............   (270,113,644)    173,147,275
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from operations................   (163,399,582)    233,261,045
                                                                                 --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    155,419,409     167,043,730
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   (122,650,572)     42,667,520
 Redemptions for contract benefits and terminations.............................   (176,145,637)   (153,848,743)
 Contract maintenance charges...................................................    (48,717,822)    (46,958,041)
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   (192,094,622)      8,904,466
                                                                                 --------------  --------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................            (70)            582
                                                                                 --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   (355,494,274)    242,166,093
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  3,033,569,789   2,791,403,696
                                                                                 --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $2,678,075,515  $3,033,569,789
                                                                                 ==============  ==============

                                                                                     AXA CONSERVATIVE GROWTH
                                                                                            STRATEGY*
                                                                                 ------------------------------
                                                                                      2018            2017
                                                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (3,261,547) $   (2,366,862)
 Net realized gain (loss).......................................................     51,740,270      29,388,776
 Net change in unrealized appreciation (depreciation) of investments............   (109,365,997)     58,400,077
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from operations................    (60,887,274)     85,421,991
                                                                                 --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     82,393,180      85,831,516
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   (109,051,923)      5,229,912
 Redemptions for contract benefits and terminations.............................    (89,871,139)    (77,674,528)
 Contract maintenance charges...................................................    (21,751,992)    (21,644,045)
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   (138,281,874)     (8,257,145)
                                                                                 --------------  --------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................           (241)            254
                                                                                 --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   (199,169,389)     77,165,100
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  1,397,488,933   1,320,323,833
                                                                                 --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $1,198,319,544  $1,397,488,933
                                                                                 ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                       AXA CONSERVATIVE
                                                                                           STRATEGY*
                                                                                 ----------------------------
                                                                                      2018           2017
                                                                                 -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $  (1,709,505) $  (3,125,967)
 Net realized gain (loss).......................................................    17,444,249     15,332,808
 Net change in unrealized appreciation (depreciation) of investments............   (33,721,813)     8,796,574
                                                                                 -------------  -------------

 Net increase (decrease) in net assets resulting from operations................   (17,987,069)    21,003,415
                                                                                 -------------  -------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    33,374,528     36,912,006
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   (60,019,316)   (57,012,525)
 Redemptions for contract benefits and terminations.............................   (72,056,557)   (70,104,386)
 Contract maintenance charges...................................................   (11,603,588)   (12,773,666)
                                                                                 -------------  -------------

 Net increase (decrease) in net assets resulting from contractowners transactions.................................................................  (110,304,933)  (102,978,571)
                                                                                 -------------  -------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................            15          6,091
                                                                                 -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (128,291,987)   (81,969,065)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................   710,755,411    792,724,476
                                                                                 -------------  -------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 582,463,424  $ 710,755,411
                                                                                 =============  =============

                                                                                     AXA GLOBAL EQUITY
                                                                                    MANAGED VOLATILITY*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (75,690) $   (60,931)
 Net realized gain (loss).......................................................   2,196,070      737,638
 Net change in unrealized appreciation (depreciation) of investments............  (4,185,609)   2,880,963
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (2,065,229)   3,557,670
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     297,072      873,013
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................  (1,369,343)    (494,476)
 Redemptions for contract benefits and terminations.............................  (1,324,116)  (1,095,197)
 Contract maintenance charges...................................................    (208,931)    (195,197)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  (2,605,318)    (911,857)
                                                                                 -----------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --           --
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (4,670,547)   2,645,813
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  17,569,331   14,923,518
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $12,898,784  $17,569,331
                                                                                 ===========  ===========

                                                                                      AXA GROWTH STRATEGY*
                                                                                 ------------------------------
                                                                                      2018            2017
                                                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (9,274,158) $    5,990,767
 Net realized gain (loss).......................................................    144,892,610      73,428,195
 Net change in unrealized appreciation (depreciation) of investments............   (468,044,895)    378,210,484
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from operations................   (332,426,443)    457,629,446
                                                                                 --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    308,224,849     335,304,446
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    (40,138,080)    159,327,526
 Redemptions for contract benefits and terminations.............................   (208,281,761)   (146,155,818)
 Contract maintenance charges...................................................    (70,105,413)    (62,456,343)
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................    (10,300,405)    286,019,811
                                                                                 --------------  --------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................           (731)          9,837
                                                                                 --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   (342,727,579)    743,659,094
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  4,359,903,805   3,616,244,711
                                                                                 --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $4,017,176,226  $4,359,903,805
                                                                                 ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                  AXA INTERNATIONAL CORE
                                                                                    MANAGED VOLATILITY*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    32,467  $    27,903
 Net realized gain (loss).......................................................     431,786      179,763
 Net change in unrealized appreciation (depreciation) of investments............  (2,665,299)   2,575,344
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (2,201,046)   2,783,010
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     539,559      711,464
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    (195,287)    (427,264)
 Redemptions for contract benefits and terminations.............................    (914,065)    (913,533)
 Contract maintenance charges...................................................    (163,826)    (156,448)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................    (733,619)    (785,781)
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (2,934,665)   1,997,229
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  13,703,877   11,706,648
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $10,769,212  $13,703,877
                                                                                 ===========  ===========

                                                                                      AXA INTERNATIONAL
                                                                                     MANAGED VOLATILITY*
                                                                                 --------------------------
                                                                                     2018          2017
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    331,549  $    571,888
 Net realized gain (loss).......................................................    3,475,210     3,601,844
 Net change in unrealized appreciation (depreciation) of investments............  (20,247,061)   18,772,861
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from operations................  (16,440,302)   22,946,593
                                                                                 ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................      442,333     1,068,149
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    4,680,719    (9,012,553)
 Redemptions for contract benefits and terminations.............................  (13,171,147)   (9,623,006)
 Contract maintenance charges...................................................   (1,779,642)   (1,801,820)
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   (9,827,737)  (19,369,230)
                                                                                 ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (26,268,039)    3,577,363
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  113,325,884   109,748,521
                                                                                 ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 87,057,845  $113,325,884
                                                                                 ============  ============

                                                                                 AXA INTERNATIONAL VALUE
                                                                                   MANAGED VOLATILITY*
                                                                                 -----------------------
                                                                                     2018        2017
                                                                                 -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $     5,185  $   14,997
 Net realized gain (loss).......................................................     121,085      65,050
 Net change in unrealized appreciation (depreciation) of investments............    (658,383)    570,087
                                                                                 -----------  ----------

 Net increase (decrease) in net assets resulting from operations................    (532,113)    650,134
                                                                                 -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................      38,836      40,196
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    (107,712)     50,511
 Redemptions for contract benefits and terminations.............................    (459,359)   (415,022)
 Contract maintenance charges...................................................        (419)       (504)
                                                                                 -----------  ----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................    (528,654)   (324,819)
                                                                                 -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (1,060,767)    325,315
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................   3,440,216   3,114,901
                                                                                 -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 2,379,449  $3,440,216
                                                                                 ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                    AXA LARGE CAP CORE
                                                                                    MANAGED VOLATILITY*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (54,638) $   (49,637)
 Net realized gain (loss).......................................................   1,302,053    1,231,476
 Net change in unrealized appreciation (depreciation) of investments............  (1,902,216)     678,442
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................    (654,801)   1,860,281
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................      76,444      669,923
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................  (1,227,439)    (236,054)
 Redemptions for contract benefits and terminations.............................    (629,032)    (592,680)
 Contract maintenance charges...................................................    (211,173)    (202,630)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  (1,991,200)    (361,441)
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (2,646,001)   1,498,840
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  10,843,225    9,344,385
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 8,197,224  $10,843,225
                                                                                 ===========  ===========

                                                                                   AXA LARGE CAP GROWTH
                                                                                    MANAGED VOLATILITY*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $  (255,267) $  (239,891)
 Net realized gain (loss).......................................................   3,997,027    3,478,525
 Net change in unrealized appreciation (depreciation) of investments............  (4,574,908)   2,583,874
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................    (833,148)   5,822,508
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     155,933      565,694
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................  (1,605,707)    (697,345)
 Redemptions for contract benefits and terminations.............................  (2,120,524)  (1,681,990)
 Contract maintenance charges...................................................    (419,419)    (389,237)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners transactions.................................................................  (3,989,717)  (2,202,878)
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (4,822,865)   3,619,630
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  25,826,991   22,207,361
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $21,004,126  $25,826,991
                                                                                 ===========  ===========

                                                                                    AXA LARGE CAP VALUE
                                                                                    MANAGED VOLATILITY*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   234,920  $    20,268
 Net realized gain (loss).......................................................   2,729,322    1,217,458
 Net change in unrealized appreciation (depreciation) of investments............  (5,567,383)   1,598,553
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (2,603,141)   2,836,279
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     975,875    1,184,403
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................  (1,499,269)    (105,252)
 Redemptions for contract benefits and terminations.............................  (1,957,463)  (1,959,708)
 Contract maintenance charges...................................................    (267,117)    (284,667)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners transactions.................................................................  (2,747,974)  (1,165,224)
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (5,351,115)   1,671,055
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  25,570,826   23,899,771
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $20,219,711  $25,570,826
                                                                                 ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                     AXA MID CAP VALUE
                                                                                    MANAGED VOLATILITY*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (44,738) $   (69,738)
 Net realized gain (loss).......................................................   1,932,322    1,913,434
 Net change in unrealized appreciation (depreciation) of investments............  (4,319,721)     (29,605)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (2,432,137)   1,814,091
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     599,019    1,133,084
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................  (1,061,279)      26,582
 Redemptions for contract benefits and terminations.............................  (1,014,420)  (1,276,039)
 Contract maintenance charges...................................................    (254,919)    (264,993)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  (1,731,599)    (381,366)
                                                                                 -----------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --           --
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (4,163,736)   1,432,725
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  18,469,571   17,036,846
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $14,305,835  $18,469,571
                                                                                 ===========  ===========

                                                                                  AXA MODERATE ALLOCATION*
                                                                                 --------------------------
                                                                                     2018          2017
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    483,274  $    (66,541)
 Net realized gain (loss).......................................................    6,849,622     5,357,645
 Net change in unrealized appreciation (depreciation) of investments............  (16,917,343)    7,348,448
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from operations................   (9,584,447)   12,639,552
                                                                                 ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   28,476,268    20,082,267
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................     (777,044)   (3,572,138)
 Redemptions for contract benefits and terminations.............................  (13,100,316)  (10,559,973)
 Contract maintenance charges...................................................      (29,315)      (28,752)
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   14,569,593     5,921,404
                                                                                 ------------  ------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................       21,929       (21,889)
                                                                                 ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................    5,007,075    18,539,067
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  147,670,167   129,131,100
                                                                                 ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $152,677,242  $147,670,167
                                                                                 ============  ============

                                                                                       AXA MODERATE GROWTH
                                                                                            STRATEGY*
                                                                                 ------------------------------
                                                                                      2018            2017
                                                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $  (15,120,358) $     (494,154)
 Net realized gain (loss).......................................................    269,707,254     157,077,925
 Net change in unrealized appreciation (depreciation) of investments............   (658,154,684)    445,849,836
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from operations................   (403,567,788)    602,433,607
                                                                                 --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    284,475,838     293,986,018
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   (125,491,546)    108,984,115
 Redemptions for contract benefits and terminations.............................   (423,271,844)   (333,922,139)
 Contract maintenance charges...................................................   (101,761,380)    (97,733,119)
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   (366,048,932)    (28,685,125)
                                                                                 --------------  --------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................             27          (3,503)
                                                                                 --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   (769,616,693)    573,744,979
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  6,460,091,861   5,886,346,882
                                                                                 --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $5,690,475,168  $6,460,091,861
                                                                                 ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                     AXA MODERATE-PLUS
                                                                                        ALLOCATION*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   228,323  $    63,644
 Net realized gain (loss).......................................................   3,990,548    2,973,362
 Net change in unrealized appreciation (depreciation) of investments............  (9,192,132)   3,698,784
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (4,973,261)   6,735,790
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   8,861,447    8,659,879
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................     251,677   (1,327,149)
 Redemptions for contract benefits and terminations.............................  (5,078,453)  (6,248,827)
 Contract maintenance charges...................................................     (10,248)     (10,671)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   4,024,423    1,073,232
                                                                                 -----------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --           --
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................    (948,838)   7,809,022
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  57,974,943   50,165,921
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $57,026,105  $57,974,943
                                                                                 ===========  ===========

                                                                                     AXA ULTRA CONSERVATIVE
                                                                                           STRATEGY*
                                                                                 -----------------------------
                                                                                      2018            2017
                                                                                 --------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    3,347,262  $  (1,484,451)
 Net realized gain (loss).......................................................       (704,940)   (10,298,365)
 Net change in unrealized appreciation (depreciation) of investments............     (1,960,856)    13,008,359
                                                                                 --------------  -------------

 Net increase (decrease) in net assets resulting from operations................        681,466      1,225,543
                                                                                 --------------  -------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................          1,023       (935,180)
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    981,239,448    (93,399,086)
 Redemptions for contract benefits and terminations.............................    (28,417,191)   (12,408,700)
 Contract maintenance charges...................................................     (5,153,251)    (2,569,218)
                                                                                 --------------  -------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................    947,670,029   (109,312,184)
                                                                                 --------------  -------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................         26,890            (25)
                                                                                 --------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................    948,378,385   (108,086,666)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................    131,243,681    239,330,347
                                                                                 --------------  -------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $1,079,622,066  $ 131,243,681
                                                                                 ==============  =============

                                                                                    AXA/AB DYNAMIC
                                                                                 AGGRESSIVE GROWTH*(H)
                                                                                 ---------------------
                                                                                         2018
                                                                                 ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................................................      $   415,606
 Net realized gain (loss).......................................................           (8,417)
 Net change in unrealized appreciation (depreciation) of investments............       (7,638,567)
                                                                                      -----------

 Net increase (decrease) in net assets resulting from operations................       (7,231,378)
                                                                                      -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................       82,305,930
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................        7,882,724
 Redemptions for contract benefits and terminations.............................         (304,767)
 Contract maintenance charges...................................................           (1,790)
                                                                                      -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................       89,882,097
                                                                                      -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................            3,084
                                                                                      -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................       82,653,803
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................               --
                                                                                      -----------

NET ASSETS -- END OF YEAR OR PERIOD.............................................      $82,653,803
                                                                                      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(h)Units were made available on November 20, 2017 but had no units at December 31, 2017.

                                    FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017


                                                                                   AXA/AB DYNAMIC GROWTH*
                                                                                 --------------------------
                                                                                     2018          2017
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $ (1,878,529) $ (1,164,629)
 Net realized gain (loss).......................................................    5,672,122     8,111,805
 Net change in unrealized appreciation (depreciation) of investments............  (56,803,490)   45,376,744
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from operations................  (53,009,897)   52,323,920
                                                                                 ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................  123,625,503   123,900,952
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   21,613,795    33,854,488
 Redemptions for contract benefits and terminations.............................  (15,985,224)   (8,874,424)
 Contract maintenance charges...................................................   (8,405,834)   (5,661,556)
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  120,848,240   143,219,460
                                                                                 ------------  ------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................        2,203         7,333
                                                                                 ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   67,840,546   195,550,713
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  534,452,239   338,901,526
                                                                                 ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $602,292,785  $534,452,239
                                                                                 ============  ============

                                                                                     AXA/AB DYNAMIC MODERATE
                                                                                             GROWTH*
                                                                                 ------------------------------
                                                                                      2018            2017
                                                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (8,020,196) $   (5,605,336)
 Net realized gain (loss).......................................................     73,355,395      70,920,099
 Net change in unrealized appreciation (depreciation) of investments............   (257,738,267)    217,239,638
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from operations................   (192,403,068)    282,554,401
                                                                                 --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    147,748,168     146,824,054
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   (178,884,822)      3,324,647
 Redemptions for contract benefits and terminations.............................   (156,551,989)   (122,447,065)
 Contract maintenance charges...................................................    (44,563,951)    (43,351,674)
                                                                                 --------------  --------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   (232,252,594)    (15,650,038)
                                                                                 --------------  --------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................           (743)            512
                                                                                 --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   (424,656,405)    266,904,875
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  2,775,305,725   2,508,400,850
                                                                                 --------------  --------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $2,350,649,320  $2,775,305,725
                                                                                 ==============  ==============

                                                                                  AXA/AB SHORT DURATION
                                                                                    GOVERNMENT BOND*
                                                                                 ----------------------
                                                                                    2018        2017
                                                                                 ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    9,258  $  (12,445)
 Net realized gain (loss).......................................................     (1,851)       (744)
 Net change in unrealized appreciation (depreciation) of investments............     (6,905)     (4,801)
                                                                                 ----------  ----------

 Net increase (decrease) in net assets resulting from operations................        502     (17,990)
                                                                                 ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    818,300     348,857
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    498,115     182,572
 Redemptions for contract benefits and terminations.............................   (190,051)   (130,454)
 Contract maintenance charges...................................................       (150)        (33)
                                                                                 ----------  ----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  1,126,214     400,942
                                                                                 ----------  ----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................         35          11
                                                                                 ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  1,126,751     382,963
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  2,044,993   1,662,030
                                                                                 ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $3,171,744  $2,044,993
                                                                                 ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                      AXA/AB SMALL CAP
                                                                                          GROWTH*
                                                                                 -------------------------
                                                                                     2018          2017
                                                                                 ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (995,851) $  (773,026)
 Net realized gain (loss).......................................................   12,664,311    5,908,599
 Net change in unrealized appreciation (depreciation) of investments............  (18,540,325)   7,482,724
                                                                                 ------------  -----------

 Net increase (decrease) in net assets resulting from operations................   (6,871,865)  12,618,297
                                                                                 ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    7,428,557    4,459,833
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   (3,745,794)   2,178,651
 Redemptions for contract benefits and terminations.............................   (5,074,977)  (3,178,002)
 Contract maintenance charges...................................................     (320,391)    (315,453)
                                                                                 ------------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   (1,712,605)   3,145,029
                                                                                 ------------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          (64)          64
                                                                                 ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   (8,584,534)  15,763,390
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................   74,110,971   58,347,581
                                                                                 ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 65,526,437  $74,110,971
                                                                                 ============  ===========

                                                                                    AXA/CLEARBRIDGE LARGE
                                                                                         CAP GROWTH*
                                                                                 --------------------------
                                                                                     2018          2017
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $ (1,033,616) $ (1,070,478)
 Net realized gain (loss).......................................................    6,884,149     9,253,856
 Net change in unrealized appreciation (depreciation) of investments............   (6,408,015)    8,604,129
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from operations................     (557,482)   16,787,507
                                                                                 ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    2,649,373     1,618,834
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   (6,230,755)   (6,024,339)
 Redemptions for contract benefits and terminations.............................   (6,493,376)   (5,679,526)
 Contract maintenance charges...................................................     (283,012)     (294,573)
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from contractowners transactions.................................................................  (10,357,770)  (10,379,604)
                                                                                 ------------  ------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................           --            --
                                                                                 ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (10,915,252)    6,407,903
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................   82,107,910    75,700,007
                                                                                 ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 71,192,658  $ 82,107,910
                                                                                 ============  ============

                                                                                   AXA/FRANKLIN BALANCED
                                                                                    MANAGED VOLATILITY*
                                                                                 -------------------------
                                                                                     2018          2017
                                                                                 ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    290,150  $   105,488
 Net realized gain (loss).......................................................     (398,298)     236,861
 Net change in unrealized appreciation (depreciation) of investments............   (1,255,756)     447,366
                                                                                 ------------  -----------

 Net increase (decrease) in net assets resulting from operations................   (1,363,904)     789,715
                                                                                 ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................      469,591      287,801
 Transfers between Variable Investment Options including guaranteed interest account, net.................................................................  (10,856,507)  11,787,669
 Redemptions for contract benefits and terminations.............................     (928,619)    (668,900)
 Contract maintenance charges...................................................      (88,402)     (91,140)
                                                                                 ------------  -----------

 Net increase (decrease) in net assets resulting from contractowners transactions.................................................................  (11,403,937)  11,315,430
                                                                                 ------------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................           (7)         277
                                                                                 ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (12,767,848)  12,105,422
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................   21,715,694    9,610,272
                                                                                 ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $  8,947,846  $21,715,694
                                                                                 ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                  AXA/FRANKLIN SMALL CAP
                                                                                       VALUE MANAGED
                                                                                        VOLATILITY*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   (94,697) $  (106,811)
 Net realized gain (loss).......................................................   1,877,629    1,810,950
 Net change in unrealized appreciation (depreciation) of investments............  (3,162,923)    (577,534)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (1,379,991)   1,126,605
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     350,881      461,861
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    (988,634)     147,049
 Redemptions for contract benefits and terminations.............................  (1,133,764)  (1,072,175)
 Contract maintenance charges...................................................    (152,180)    (164,618)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  (1,923,697)    (627,883)
                                                                                 -----------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --           --
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (3,303,688)     498,722
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  12,019,957   11,521,235
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 8,716,269  $12,019,957
                                                                                 ===========  ===========

                                                                                  AXA/FRANKLIN TEMPLETON
                                                                                    ALLOCATION MANAGED
                                                                                        VOLATILITY*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    81,956  $    27,060
 Net realized gain (loss).......................................................   2,871,765      711,477
 Net change in unrealized appreciation (depreciation) of investments............  (4,114,327)     893,769
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (1,160,606)   1,632,306
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     315,396      162,811
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    (442,944)     309,808
 Redemptions for contract benefits and terminations.............................  (1,707,702)  (1,845,829)
 Contract maintenance charges...................................................    (104,060)    (100,367)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners transactions.................................................................  (1,939,310)  (1,473,577)
                                                                                 -----------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --           --
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (3,099,916)     158,729
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  13,203,666   13,044,937
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $10,103,750  $13,203,666
                                                                                 ===========  ===========

                                                                                      AXA/GOLDMAN SACHS
                                                                                    STRATEGIC ALLOCATION*
                                                                                 --------------------------
                                                                                     2018          2017
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $ (1,888,359) $ (3,087,969)
 Net realized gain (loss).......................................................      886,357    25,903,094
 Net change in unrealized appreciation (depreciation) of investments............  (32,284,958)    8,686,996
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from operations................  (33,286,960)   31,502,121
                                                                                 ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   90,545,936    96,210,785
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   14,582,929    48,439,347
 Redemptions for contract benefits and terminations.............................  (13,624,781)   (9,826,498)
 Contract maintenance charges...................................................   (6,987,352)   (4,953,803)
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   84,516,732   129,869,831
                                                                                 ------------  ------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................        1,056         6,722
                                                                                 ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   51,230,828   161,378,674
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  453,328,511   291,949,837
                                                                                 ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $504,559,339  $453,328,511
                                                                                 ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017


                                                                                    AXA/INVESCO STRATEGIC
                                                                                         ALLOCATION*
                                                                                 --------------------------
                                                                                     2018          2017
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $ (1,305,979) $ (2,050,367)
 Net realized gain (loss).......................................................    1,491,950     7,907,250
 Net change in unrealized appreciation (depreciation) of investments............  (16,775,742)    9,389,435
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from operations................  (16,589,771)   15,246,318
                                                                                 ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   42,690,042    51,630,777
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    7,183,040    12,397,749
 Redemptions for contract benefits and terminations.............................   (9,076,986)   (5,939,807)
 Contract maintenance charges...................................................   (3,699,368)   (2,696,277)
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   37,096,728    55,392,442
                                                                                 ------------  ------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................         (823)        3,950
                                                                                 ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   20,506,134    70,642,710
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  231,467,245   160,824,535
                                                                                 ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $251,973,379  $231,467,245
                                                                                 ============  ============

                                                                                                            AXA/JPMORGAN
                                                                                                             STRATEGIC
                                                                                   AXA/JANUS ENTERPRISE*   ALLOCATION*(H)
                                                                                 ------------------------  --------------
                                                                                     2018         2017          2018
                                                                                 -----------  -----------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $  (803,064) $  (698,996)  $   (25,965)
 Net realized gain (loss).......................................................   3,623,989    5,156,202        82,008
 Net change in unrealized appreciation (depreciation) of investments............  (4,575,434)   6,864,408    (4,034,747)
                                                                                 -----------  -----------   -----------

 Net increase (decrease) in net assets resulting from operations................  (1,754,509)  11,321,614    (3,978,704)
                                                                                 -----------  -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   3,841,993    3,091,802    65,110,131
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................     732,787   (1,131,642)    8,060,939
 Redemptions for contract benefits and terminations.............................  (4,534,609)  (3,179,160)      (84,980)
 Contract maintenance charges...................................................    (257,638)    (254,644)         (186)
                                                                                 -----------  -----------   -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................    (217,467)  (1,473,644)   73,085,904
                                                                                 -----------  -----------   -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --           --         2,510
                                                                                 -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (1,971,976)   9,847,970    69,109,710
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  53,768,476   43,920,506            --
                                                                                 -----------  -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $51,796,500  $53,768,476   $69,109,710
                                                                                 ===========  ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(h)Units were made available on November 20, 2017 but had no units at December 31, 2017.

                                    FSA-129

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017


                                                                                  AXA/LEGG MASON STRATEGIC
                                                                                         ALLOCATION*
                                                                                 --------------------------
                                                                                     2018          2017
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    144,557  $   (230,486)
 Net realized gain (loss).......................................................      488,611       219,225
 Net change in unrealized appreciation (depreciation) of investments............  (12,789,471)    7,164,057
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from operations................  (12,156,303)    7,152,796
                                                                                 ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   45,750,791    50,286,285
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   13,276,245    15,805,492
 Redemptions for contract benefits and terminations.............................   (3,788,551)   (2,014,954)
 Contract maintenance charges...................................................   (1,928,548)     (917,346)
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   53,309,937    63,159,477
                                                                                 ------------  ------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................         (186)        4,395
                                                                                 ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   41,153,448    70,316,668
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  121,791,461    51,474,793
                                                                                 ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $162,944,909  $121,791,461
                                                                                 ============  ============

                                                                                     AXA/LOOMIS SAYLES
                                                                                          GROWTH*
                                                                                 -------------------------
                                                                                     2018          2017
                                                                                 ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $ (1,003,200) $  (650,534)
 Net realized gain (loss).......................................................   11,397,483    2,893,503
 Net change in unrealized appreciation (depreciation) of investments............  (14,193,255)  12,984,958
                                                                                 ------------  -----------

 Net increase (decrease) in net assets resulting from operations................   (3,798,972)  15,227,927
                                                                                 ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   10,631,002   11,055,337
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    1,961,940    7,055,626
 Redemptions for contract benefits and terminations.............................   (4,564,518)  (2,999,830)
 Contract maintenance charges...................................................     (114,737)    (102,850)
                                                                                 ------------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................    7,913,687   15,008,283
                                                                                 ------------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................           --           --
                                                                                 ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................    4,114,715   30,236,210
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................   70,761,225   40,525,015
                                                                                 ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 74,875,940  $70,761,225
                                                                                 ============  ===========

                                                                                   AXA/TEMPLETON GLOBAL
                                                                                      EQUITY MANAGED
                                                                                        VOLATILITY*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   222,557  $   (16,477)
 Net realized gain (loss).......................................................   2,417,001      717,905
 Net change in unrealized appreciation (depreciation) of investments............  (5,002,050)   2,478,391
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (2,362,492)   3,179,819
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     541,905      771,882
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................  (1,240,695)    (536,579)
 Redemptions for contract benefits and terminations.............................  (1,243,189)  (1,544,753)
 Contract maintenance charges...................................................    (299,048)    (296,317)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners transactions.................................................................  (2,241,027)  (1,605,767)
                                                                                 -----------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --           --
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (4,603,519)   1,574,052
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  18,663,863   17,089,811
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $14,060,344  $18,663,863
                                                                                 ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-130

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                        BLACKROCK GLOBAL          BLACKROCK LARGE CAP     CHARTER/SM/ AGGRESSIVE
                                                      ALLOCATION V.I. FUND      FOCUS GROWTH V.I. FUND           GROWTH*
                                                   --------------------------  ------------------------  -----------------------
                                                       2018          2017          2018         2017         2018        2017
                                                   ------------  ------------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   (608,170) $    (57,930) $  (785,447) $  (544,090) $    16,116  $    5,213
 Net realized gain (loss).........................    5,397,833       920,815    6,967,811    7,547,105      313,646     170,567
 Net change in unrealized appreciation
   (depreciation) of investments..................  (15,128,981)   11,995,405   (7,690,087)   2,272,152   (1,116,331)    655,527
                                                   ------------  ------------  -----------  -----------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from operations................................  (10,339,318)   12,858,290   (1,507,723)   9,275,167     (786,569)    831,307
                                                   ------------  ------------  -----------  -----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   10,033,326    10,843,949    4,117,368    2,787,539    2,660,381     990,157
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (6,106,720)      (69,300)  15,359,085      516,639   (1,091,147)   (451,755)
 Redemptions for contract benefits and
   terminations...................................  (10,395,266)   (7,928,916)  (5,488,483)  (2,770,412)    (239,252)   (212,040)
 Contract maintenance charges.....................      (13,038)      (13,887)      (6,847)      (6,058)        (242)        (76)
                                                   ------------  ------------  -----------  -----------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (6,481,698)    2,831,846   13,981,123      527,708    1,329,740     326,286
                                                   ------------  ------------  -----------  -----------  -----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......           10            --          769          461           11          --
                                                   ------------  ------------  -----------  -----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............  (16,821,006)   15,690,136   12,474,169    9,803,336      543,182   1,157,593
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  121,107,409   105,417,273   43,358,604   33,555,268    6,418,419   5,260,826
                                                   ------------  ------------  -----------  -----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $104,286,403  $121,107,409  $55,832,773  $43,358,604  $ 6,961,601  $6,418,419
                                                   ============  ============  ===========  ===========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-131

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                   CHARTER/SM/ CONSERVATIVE*    CHARTER/SM/ GROWTH*    CHARTER/SM/ MODERATE*(I)
                                                   ------------------------  ------------------------  ------------------------
                                                       2018         2017         2018         2017         2018         2017
                                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   238,718  $   146,593  $    55,558  $    17,580  $   224,402  $   154,372
 Net realized gain (loss).........................     670,964      233,632      362,987      328,147      646,975      430,964
 Net change in unrealized appreciation
   (depreciation) of investments..................  (2,349,128)   1,531,144   (1,814,094)   1,225,506   (2,949,894)   2,007,827
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations................................  (1,439,446)   1,911,369   (1,395,549)   1,571,233   (2,078,517)   2,593,163
                                                   -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   6,447,018    5,023,636    3,052,621    1,433,515    4,135,871    6,430,953
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....  (2,146,569)  (2,046,362)      26,754   (1,157,388)    (326,524)   3,212,095
 Redemptions for contract benefits and
   terminations...................................  (2,314,813)  (2,762,610)    (310,902)    (774,734)  (2,682,936)  (2,293,518)
 Contract maintenance charges.....................      (1,089)        (371)        (503)        (243)      (1,661)        (863)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   1,984,547      214,293    2,767,970     (498,850)   1,124,750    7,348,667
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          40           --           --           --           27      (49,325)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............     545,141    2,125,662    1,372,421    1,072,383     (953,740)   9,892,505
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  31,054,247   28,928,585   13,482,458   12,410,075   33,504,031   23,611,526
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $31,599,388  $31,054,247  $14,854,879  $13,482,458  $32,550,291  $33,504,031
                                                   ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(i)Charter/SM/ Moderate replaced Charter/SM/ International Moderate due to a fund merger on May 19, 2017.

                                    FSA-132

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                     CHARTER/SM/ MODERATE    CHARTER/SM/ MULTI-SECTOR  CHARTER/SM/ SMALL CAP
                                                            GROWTH*                   BOND*                   GROWTH*
                                                   ------------------------  ----------------------   -----------------------
                                                       2018         2017        2018         2017         2018        2017
                                                   -----------  -----------  ----------   ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   157,217  $    40,779  $   10,247   $    2,721  $   236,450  $  111,629
 Net realized gain (loss).........................     890,058      433,218     (31,766)     (18,996)   1,697,980     629,616
 Net change in unrealized appreciation
   (depreciation) of investments..................  (3,225,113)   2,020,670     (13,855)      32,198   (2,584,164)  1,098,937
                                                   -----------  -----------  ----------   ----------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from operations................................  (2,177,838)   2,494,667     (35,374)      15,923     (649,734)  1,840,182
                                                   -----------  -----------  ----------   ----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   8,907,413    3,507,079      30,478       17,930      447,796     918,746
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (298,277)    (589,962)   (171,042)      64,485     (156,361)   (208,437)
 Redemptions for contract benefits and
   terminations...................................  (2,403,526)  (3,024,166)   (143,153)    (196,746)    (581,096)   (441,485)
 Contract maintenance charges.....................      (1,691)      (1,013)    (38,541)     (41,605)    (187,517)   (158,991)
                                                   -----------  -----------  ----------   ----------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   6,203,919     (108,062)   (322,258)    (155,936)    (477,178)    109,833
                                                   -----------  -----------  ----------   ----------  -----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......         189           --          --           --           --          --
                                                   -----------  -----------  ----------   ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............   4,026,270    2,386,605    (357,632)    (140,013)  (1,126,912)  1,950,015
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  24,243,713   21,857,108   1,798,697    1,938,710    9,947,390   7,997,375
                                                   -----------  -----------  ----------   ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $28,269,983  $24,243,713  $1,441,065   $1,798,697  $ 8,820,478  $9,947,390
                                                   ===========  ===========  ==========   ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-133

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                    CLEARBRIDGE VARIABLE
                                                          CHARTER/SM/ SMALL CAP       AGGRESSIVE GROWTH
                                                                 VALUE*                   PORTFOLIO
                                                        ------------------------  ------------------------
                                                            2018         2017         2018         2017
                                                        -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   (76,641) $   (31,084) $  (518,846) $  (534,579)
 Net realized gain (loss)..............................   1,208,340    1,115,069    2,846,256    2,589,163
 Net change in unrealized appreciation (depreciation)
   of investments......................................  (3,564,964)      51,939   (7,314,313)   4,584,164
                                                        -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................  (2,433,265)   1,135,924   (4,986,903)   6,638,748
                                                        -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   1,015,346      828,991    4,102,816    5,234,621
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........   4,062,630   (7,046,276)  (3,762,387)  (1,616,510)
 Redemptions for contract benefits and terminations....  (1,589,394)    (783,173)  (2,387,037)  (1,753,591)
 Contract maintenance charges..........................    (195,521)    (197,366)      (7,687)      (6,959)
                                                        -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   3,293,061   (7,197,824)  (2,054,295)   1,857,561
                                                        -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................          --           --           --           --
                                                        -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................     859,796   (6,061,900)  (7,041,198)   8,496,309
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  13,783,618   19,845,518   53,721,200   45,224,891
                                                        -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $14,643,414  $13,783,618  $46,680,002  $53,721,200
                                                        ===========  ===========  ===========  ===========

                                                          CLEARBRIDGE VARIABLE
                                                         APPRECIATION PORTFOLIO
                                                        ------------------------
                                                            2018         2017
                                                        -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   (22,385) $   (21,056)
 Net realized gain (loss)..............................     819,068      460,276
 Net change in unrealized appreciation (depreciation)
   of investments......................................  (1,281,829)   1,267,049
                                                        -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................    (485,146)   1,706,269
                                                        -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   2,427,138    3,288,386
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    (276,221)    (170,168)
 Redemptions for contract benefits and terminations....    (725,572)    (272,385)
 Contract maintenance charges..........................      (2,091)      (1,799)
                                                        -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   1,423,254    2,844,034
                                                        -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................          53           --
                                                        -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................     938,161    4,550,303
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  12,892,541    8,342,238
                                                        -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $13,830,702  $12,892,541
                                                        ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-134

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                   CLEARBRIDGE VARIABLE
                                                                                     DIVIDEND STRATEGY
                                                                                         PORTFOLIO
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    43,893  $    37,360
 Net realized gain (loss).......................................................   2,802,243      375,172
 Net change in unrealized appreciation (depreciation) of investments............  (4,741,080)   3,793,999
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (1,894,944)   4,206,531
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   5,070,622    4,421,807
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    (454,724)   1,055,255
 Redemptions for contract benefits and terminations.............................  (1,394,504)  (1,017,127)
 Contract maintenance charges...................................................      (3,054)      (2,634)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   3,218,340    4,457,301
                                                                                 -----------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................         421          149
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   1,323,817    8,663,981
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  30,208,268   21,544,287
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $31,532,085  $30,208,268
                                                                                 ===========  ===========

                                                                                  CLEARBRIDGE VARIABLE
                                                                                    MID CAP PORTFOLIO
                                                                                 ----------------------
                                                                                    2018        2017
                                                                                 ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $  (56,559) $  (48,855)
 Net realized gain (loss).......................................................     92,498     260,223
 Net change in unrealized appreciation (depreciation) of investments............   (724,029)    227,108
                                                                                 ----------  ----------

 Net increase (decrease) in net assets resulting from operations................   (688,090)    438,476
                                                                                 ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................    478,997     846,698
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................     (9,325)   (261,449)
 Redemptions for contract benefits and terminations.............................   (118,925)   (128,293)
 Contract maintenance charges...................................................       (849)       (790)
                                                                                 ----------  ----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................    349,898     456,166
                                                                                 ----------  ----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................         --          24
                                                                                 ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   (338,192)    894,666
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  4,608,665   3,713,999
                                                                                 ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $4,270,473  $4,608,665
                                                                                 ==========  ==========

                                                                                 DELAWARE VIP(R) DIVERSIFIED
                                                                                       INCOME SERIES
                                                                                 --------------------------
                                                                                     2018          2017
                                                                                 -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   309,691   $   165,810
 Net realized gain (loss).......................................................    (116,924)      (64,006)
 Net change in unrealized appreciation (depreciation) of investments............    (809,779)      420,363
                                                                                 -----------   -----------

 Net increase (decrease) in net assets resulting from operations................    (617,012)      522,167
                                                                                 -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   2,458,099     3,064,914
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................     103,566     1,384,931
 Redemptions for contract benefits and terminations.............................    (950,696)   (1,000,638)
 Contract maintenance charges...................................................        (555)         (175)
                                                                                 -----------   -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   1,610,414     3,449,032
                                                                                 -----------   -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --            --
                                                                                 -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................     993,402     3,971,199
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  17,337,183    13,365,984
                                                                                 -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $18,330,585   $17,337,183
                                                                                 ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-135

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                 DELAWARE VIP(R) EMERGING
                                                                                     MARKETS SERIES
                                                                                 ----------------------
                                                                                    2018         2017
                                                                                 ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   69,281   $  (17,885)
 Net realized gain (loss).......................................................     89,749      185,433
 Net change in unrealized appreciation (depreciation) of investments............   (947,582)     382,295
                                                                                 ----------   ----------

 Net increase (decrease) in net assets resulting from operations................   (788,552)     549,843
                                                                                 ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................  1,485,169      831,396
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    610,371    1,178,308
 Redemptions for contract benefits and terminations.............................   (120,733)    (401,073)
 Contract maintenance charges...................................................        (75)         (54)
                                                                                 ----------   ----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  1,974,732    1,608,577
                                                                                 ----------   ----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................         --           --
                                                                                 ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  1,186,180    2,158,420
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  3,192,538    1,034,118
                                                                                 ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $4,378,718   $3,192,538
                                                                                 ==========   ==========

                                                                                 DELAWARE VIP(R) LIMITED-TERM
                                                                                 DIVERSIFIED INCOME SERIES
                                                                                 ---------------------------
                                                                                     2018           2017
                                                                                  -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   121,084    $    59,820
 Net realized gain (loss).......................................................     (45,050)       (10,529)
 Net change in unrealized appreciation (depreciation) of investments............    (187,009)        16,048
                                                                                  -----------   -----------

 Net increase (decrease) in net assets resulting from operations................    (110,975)        65,339
                                                                                  -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   1,486,113      1,766,737
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................     533,927         39,794
 Redemptions for contract benefits and terminations.............................  (2,233,442)      (677,390)
 Contract maintenance charges...................................................        (361)           (89)
                                                                                  -----------   -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................    (213,763)     1,129,052
                                                                                  -----------   -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --             --
                                                                                  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................    (324,738)     1,194,391
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  10,220,735      9,026,344
                                                                                  -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 9,895,997    $10,220,735
                                                                                  ===========   ===========

                                                                                 EATON VANCE VT FLOATING-
                                                                                     RATE INCOME FUND
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $   921,575  $   492,456
 Net realized gain (loss).......................................................     176,995       12,387
 Net change in unrealized appreciation (depreciation) of investments............  (2,008,730)      (1,729)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................    (910,160)     503,114
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................  12,990,660    6,603,495
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   9,487,925    1,873,707
 Redemptions for contract benefits and terminations.............................  (3,668,393)  (1,119,260)
 Contract maintenance charges...................................................      (1,428)        (729)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  18,808,764    7,357,213
                                                                                 -----------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................       5,827        6,488
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  17,904,431    7,866,815
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  28,322,051   20,455,236
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $46,226,482  $28,322,051
                                                                                 ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-136

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                 EQ/AMERICAN CENTURY      EQ/BLACKROCK BASIC
                                                                                 MID CAP VALUE*(C)(J)        VALUE EQUITY*
                                                                                 -------------------- --------------------------
                                                                                         2018             2018          2017
                                                                                 -------------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................................................     $    389,731     $    319,639  $     43,109
 Net realized gain (loss).......................................................         (160,402)      18,705,911     4,529,470
 Net change in unrealized appreciation (depreciation) of investments............      (15,352,879)     (31,908,681)    4,628,496
                                                                                     ------------     ------------  ------------

 Net increase (decrease) in net assets resulting from operations................      (15,123,550)     (12,883,131)    9,201,075
                                                                                     ------------     ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................        2,237,710        8,895,041    10,436,743
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................      139,751,023       (5,561,375)   (2,682,537)
 Redemptions for contract benefits and terminations.............................       (1,687,735)     (10,506,017)   (8,704,293)
 Contract maintenance charges...................................................           (2,965)         (18,957)      (19,394)
                                                                                     ------------     ------------  ------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................      140,298,033       (7,191,308)     (969,481)
                                                                                     ------------     ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................      125,174,483      (20,074,439)    8,231,594
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................               --      147,621,004   139,389,410
                                                                                     ------------     ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD.............................................     $125,174,483     $127,546,565  $147,621,004
                                                                                     ============     ============  ============

                                                                                    EQ/CAPITAL GUARDIAN
                                                                                         RESEARCH*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $  (180,897) $  (136,477)
 Net realized gain (loss).......................................................   3,476,895    2,504,568
 Net change in unrealized appreciation (depreciation) of investments............  (4,283,609)   1,620,192
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................    (987,611)   3,988,283
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     267,576    1,208,221
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................  (1,134,351)    (753,876)
 Redemptions for contract benefits and terminations.............................  (1,728,948)  (1,289,332)
 Contract maintenance charges...................................................    (110,265)     (97,567)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  (2,705,988)    (932,554)
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (3,693,599)   3,055,729
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  19,947,553   16,891,824
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $16,253,954  $19,947,553
                                                                                 ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(j)EQ/American Century Mid Cap Value replaced American Century VP Mid Cap Value Fund due to a substitution on October 22, 2018.

                                    FSA-137

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                  EQ/CLEARBRIDGE SELECT
                                                                                      EQUITY MANAGED
                                                                                       VOLATILITY*
                                                                                 -----------------------
                                                                                     2018        2017
                                                                                 -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    81,402  $  (20,205)
 Net realized gain (loss).......................................................   1,934,591     483,668
 Net change in unrealized appreciation (depreciation) of investments............  (2,452,889)     39,208
                                                                                 -----------  ----------

 Net increase (decrease) in net assets resulting from operations................    (436,896)    502,671
                                                                                 -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................     930,459     150,004
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    (141,480)   (452,958)
 Redemptions for contract benefits and terminations.............................    (222,838)   (171,375)
 Contract maintenance charges...................................................     (57,426)    (59,213)
                                                                                 -----------  ----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................     508,715    (533,542)
                                                                                 -----------  ----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          --          --
                                                                                 -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................      71,819     (30,871)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................   4,247,043   4,277,914
                                                                                 -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 4,318,862  $4,247,043
                                                                                 ===========  ==========


                                                                                  EQ/COMMON STOCK INDEX*
                                                                                 ------------------------
                                                                                     2018         2017
                                                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $    41,246  $    31,466
 Net realized gain (loss).......................................................   5,010,128    1,310,284
 Net change in unrealized appreciation (depreciation) of investments............  (9,481,433)   6,122,654
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from operations................  (4,430,059)   7,464,404
                                                                                 -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   8,746,207    8,922,609
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................   3,192,766    2,901,916
 Redemptions for contract benefits and terminations.............................  (3,240,453)  (2,685,978)
 Contract maintenance charges...................................................      (8,469)      (6,625)
                                                                                 -----------  -----------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   8,690,051    9,131,922
                                                                                 -----------  -----------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................          50          517
                                                                                 -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........................................   4,260,042   16,596,843
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  51,309,913   34,713,070
                                                                                 -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $55,569,955  $51,309,913
                                                                                 ===========  ===========


                                                                                     EQ/CORE BOND INDEX*
                                                                                 --------------------------
                                                                                     2018          2017
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $  1,231,746  $    501,479
 Net realized gain (loss).......................................................   (2,424,628)     (282,526)
 Net change in unrealized appreciation (depreciation) of investments............   (3,070,592)     (190,323)
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from operations................   (4,263,474)       28,630
                                                                                 ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   10,564,454    12,565,522
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................      581,439    24,741,175
 Redemptions for contract benefits and terminations.............................  (36,444,388)  (30,854,642)
 Contract maintenance charges...................................................   (4,734,545)   (4,909,546)
                                                                                 ------------  ------------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................  (30,033,040)    1,542,509
                                                                                 ------------  ------------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................           --            --
                                                                                 ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........................................  (34,296,514)    1,571,139
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................  333,710,958   332,139,819
                                                                                 ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $299,414,444  $333,710,958
                                                                                 ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-138

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                                                 EQ/FIDELITY
                                                          EQ/EMERGING MARKETS                                INSTITUTIONAL AM/SM/
                                                              EQUITY PLUS*          EQ/EQUITY 500 INDEX*      LARGE CAP*(C)(K)
                                                        -----------------------  --------------------------  -------------------
                                                            2018        2017         2018          2017             2018
                                                        -----------  ----------  ------------  ------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $       844  $  (18,655) $    490,025  $    504,782     $    (59,224)
 Net realized gain (loss)..............................     454,667     465,046    17,760,946     9,649,529         (332,752)
 Net change in unrealized appreciation (depreciation)
   of investments......................................  (1,977,365)  1,099,471   (40,008,106)   36,363,982      (19,533,318)
                                                        -----------  ----------  ------------  ------------     ------------

 Net increase (decrease) in net assets resulting from
   operations..........................................  (1,521,854)  1,545,862   (21,757,135)   46,518,293      (19,925,294)
                                                        -----------  ----------  ------------  ------------     ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   1,497,811   1,127,533    38,818,721    43,021,263        1,718,406
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     483,631     938,554    15,123,642    25,368,423      171,640,616
 Redemptions for contract benefits and terminations....    (533,398)   (283,276)  (23,969,181)  (16,020,782)      (2,414,231)
 Contract maintenance charges..........................        (759)       (615)      (30,849)      (25,534)          (4,009)
                                                        -----------  ----------  ------------  ------------     ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   1,447,285   1,782,196    29,942,333    52,343,370      170,940,782
                                                        -----------  ----------  ------------  ------------     ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................          33          --            21            --               --
                                                        -----------  ----------  ------------  ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS..................     (74,536)  3,328,058     8,185,219    98,861,663      151,015,488
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............   7,516,053   4,187,995   309,432,937   210,571,274               --
                                                        -----------  ----------  ------------  ------------     ------------

NET ASSETS -- END OF YEAR OR PERIOD.................... $ 7,441,517  $7,516,053  $317,618,156  $309,432,937     $151,015,488
                                                        ===========  ==========  ============  ============     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(k)EQ/Fidelity Institutional AM/SM/ Large Cap replaced Fidelity(R) VIP Contrafund(R) Portfolio due to a substitution on October 22, 2018.

                                    FSA-139

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                        EQ/FRANKLIN RISING EQ/FRANKLIN STRATEGIC
                                                         DIVIDENDS*(C)(L)      INCOME*(C)(M)       EQ/GLOBAL BOND PLUS*
                                                        ------------------ --------------------- ------------------------
                                                               2018                2018              2018         2017
                                                        ------------------ --------------------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..........................    $     9,037          $   235,601      $   (17,091) $  (139,383)
 Net realized gain (loss)..............................        (50,456)             (17,289)        (198,070)    (168,447)
 Net change in unrealized appreciation (depreciation)
   of investments......................................     (5,968,855)          (1,106,647)         (87,070)     624,838
                                                           -----------          -----------      -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................     (6,010,274)            (888,335)        (302,231)     317,008
                                                           -----------          -----------      -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................      1,900,673              530,452          129,619      193,098
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     80,660,883           57,929,770         (390,080)     (21,083)
 Redemptions for contract benefits and terminations....       (839,724)            (899,055)        (798,519)    (736,933)
 Contract maintenance charges..........................         (1,536)              (1,338)        (106,393)    (107,403)
                                                           -----------          -----------      -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................     81,720,296           57,559,829       (1,165,373)    (672,321)
                                                           -----------          -----------      -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................          3,079                   (7)              --           --
                                                           -----------          -----------      -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................     75,713,101           56,671,487       (1,467,604)    (355,313)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............             --                   --        9,747,089   10,102,402
                                                           -----------          -----------      -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD....................    $75,713,101          $56,671,487      $ 8,279,485  $ 9,747,089
                                                           ===========          ===========      ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(l)EQ/Franklin Rising Dividends replaced Franklin Rising Dividends VIP Fund due to a substitution on October 22, 2018.
(m)EQ/Franklin Strategic Income replaced Franklin Strategic Income VIP Fund due to a substitution on October 22, 2018.

                                    FSA-140

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                     EQ/GOLDMAN SACHS         EQ/INTERMEDIATE        EQ/INTERNATIONAL EQUITY
                                                   MID CAP VALUE*(C)(N)      GOVERNMENT BOND*                INDEX*
                                                   -------------------- --------------------------  ------------------------
                                                           2018             2018          2017          2018         2017
                                                   -------------------- ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).....................     $   (17,996)     $   (226,410) $   (727,658) $   573,226  $   661,685
 Net realized gain (loss).........................         (27,423)         (776,744)      (47,713)     (96,814)  (2,162,995)
 Net change in unrealized appreciation
   (depreciation) of investments..................      (2,524,726)          144,983      (559,638)  (8,847,069)   9,430,028
                                                       -----------      ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations................................      (2,570,145)         (858,171)   (1,335,009)  (8,370,657)   7,928,718
                                                       -----------      ------------  ------------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............         281,498         2,277,535     2,579,328    6,402,575    7,459,929
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....      26,999,097         4,360,402     9,897,905    2,085,513    2,983,892
 Redemptions for contract benefits and
   terminations...................................        (514,206)      (15,947,115)  (12,245,657)  (6,564,213)  (2,571,119)
 Contract maintenance charges.....................            (796)       (1,849,860)   (1,857,906)      (4,295)      (3,762)
                                                       -----------      ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............      26,765,593       (11,159,038)   (1,626,330)   1,919,580    7,868,940
                                                       -----------      ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......              --                (6)           --           17          281
                                                       -----------      ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............      24,195,448       (12,017,215)   (2,961,339)  (6,451,060)  15,797,939
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........              --       123,980,993   126,942,332   49,631,910   33,833,971
                                                       -----------      ------------  ------------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD...............     $24,195,448      $111,963,778  $123,980,993  $43,180,850  $49,631,910
                                                       ===========      ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(n)EQ/Goldman Sachs Mid Cap Value replaced Goldman Sachs VIT Mid Cap Value Fund due to a substitution on October 22, 2018.

                                    FSA-141

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                                       EQ/INVESCO
                                                                                   EQ/INVESCO GLOBAL  INTERNATIONAL
                                                           EQ/INVESCO COMSTOCK*    REAL ESTATE*(C)(O) GROWTH*(C)(P)
                                                        -------------------------  ------------------ -------------
                                                            2018          2017            2018            2018
                                                        ------------  -----------  ------------------ -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $    116,888  $  (232,994)    $   181,428      $   (27,941)
 Net realized gain (loss)..............................    4,487,922    1,473,168          30,053          (45,122)
 Net change in unrealized appreciation (depreciation)
   of investments......................................  (11,426,857)   4,588,103      (1,220,364)      (2,317,808)
                                                        ------------  -----------     -----------      -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................   (6,822,047)   5,828,277      (1,008,883)      (2,390,871)
                                                        ------------  -----------     -----------      -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    4,896,504    1,837,310         543,407          510,579
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    7,442,705      (83,999)     68,146,377       44,581,766
 Redemptions for contract benefits and terminations....   (3,825,851)  (2,467,702)     (1,150,934)        (683,791)
 Contract maintenance charges..........................     (171,523)    (176,669)         (1,697)          (1,178)
                                                        ------------  -----------     -----------      -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    8,341,835     (891,060)     67,537,153       44,407,376
                                                        ------------  -----------     -----------      -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................           --           --           1,943            1,254
                                                        ------------  -----------     -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS..................    1,519,788    4,937,217      66,530,213       42,017,759
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............   41,313,716   36,376,499              --               --
                                                        ------------  -----------     -----------      -----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $ 42,833,504  $41,313,716     $66,530,213      $42,017,759
                                                        ============  ===========     ===========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(o)EQ/Invesco Global Real Estate replaced Invesco V.I. Global Real Estate Fund due to a substitution on October 22, 2018.
(p)EQ/Invesco International Growth replaced Invesco V.I. International Growth Fund due to a substitution on October 22, 2018.

                                    FSA-142

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                             EQ/IVY MID CAP EQ/IVY SCIENCE AND
                                                        EQ/IVY ENERGY*(C)(Q) GROWTH*(C)(R)  TECHNOLOGY*(C)(S)
                                                        -------------------- -------------- ------------------
                                                                2018              2018             2018
                                                        -------------------- -------------- ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..........................     $    (46,221)     $  (169,673)     $   (235,131)
 Net realized gain (loss)..............................         (388,716)         (73,853)         (126,047)
 Net change in unrealized appreciation (depreciation)
   of investments......................................       (9,910,107)      (5,505,591)      (10,218,455)
                                                            ------------      -----------      ------------

 Net increase (decrease) in net assets resulting from
   operations..........................................      (10,345,044)      (5,749,117)      (10,579,633)
                                                            ------------      -----------      ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................          372,082          696,986         1,531,094
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........       31,669,814       62,620,176        88,664,127
 Redemptions for contract benefits and terminations....         (398,769)        (716,299)         (980,226)
 Contract maintenance charges..........................             (673)          (1,878)           (1,888)
                                                            ------------      -----------      ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................       31,642,454       62,598,985        89,213,107
                                                            ------------      -----------      ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................              438               --             2,157
                                                            ------------      -----------      ------------

NET INCREASE (DECREASE) IN NET ASSETS..................       21,297,848       56,849,868        78,635,631
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............               --               --                --
                                                            ------------      -----------      ------------

NET ASSETS -- END OF YEAR OR PERIOD....................     $ 21,297,848      $56,849,868      $ 78,635,631
                                                            ============      ===========      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(q)EQ/Ivy Energy replaced Ivy VIP Energy due to a substitution on October 22, 2018.
(r)EQ/Ivy Mid Cap Growth replaced Ivy VIP Mid Cap Growth due to a substitution on October 22, 2018.
(s)EQ/Ivy Science and Technology replaced Ivy VIP Science and Technology due to a substitution on October 22, 2018.

                                    FSA-143

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                       EQ/JPMORGAN VALUE        EQ/LARGE CAP GROWTH       EQ/LARGE CAP VALUE
                                                        OPPORTUNITIES*                INDEX*                    INDEX*
                                                   ------------------------  ------------------------  ------------------------
                                                       2018         2017         2018         2017         2018         2017
                                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   (99,293) $  (112,337) $  (494,535) $  (303,960) $   317,490  $   235,912
 Net realized gain (loss).........................   2,768,277    3,739,218    6,439,260    3,367,495    2,523,443    1,882,108
 Net change in unrealized appreciation
   (depreciation) of investments..................  (6,215,141)    (704,445)  (8,981,034)  10,528,405   (7,249,632)   1,757,075
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations................................  (3,546,157)   2,922,436   (3,036,309)  13,591,940   (4,408,699)   3,875,095
                                                   -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     384,677    1,788,987    9,076,385    8,285,446    5,037,452    5,902,827
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....     753,715    1,330,825    2,269,117    5,941,861      693,437    4,264,534
 Redemptions for contract benefits and
   terminations...................................  (1,781,774)  (1,271,933)  (6,418,827)  (2,960,967)  (2,590,656)  (2,191,734)
 Contract maintenance charges.....................    (193,672)    (159,494)      (7,576)      (5,865)      (3,970)      (3,146)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............    (837,054)   1,688,385    4,919,099   11,260,475    3,136,263    7,972,481
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          --           --          104          441           --           --
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............  (4,383,211)   4,610,821    1,882,894   24,852,856   (1,272,436)  11,847,576
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  21,945,227   17,334,406   67,925,753   43,072,897   41,092,564   29,244,988
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $17,562,016  $21,945,227  $69,808,647  $67,925,753  $39,820,128  $41,092,564
                                                   ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-144

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                         EQ/LAZARD EMERGING      EQ/MFS INTERNATIONAL    EQ/MFS INTERNATIONAL
                                                        MARKETS EQUITY*(C)(T)          GROWTH*               VALUE*(C)(U)
                                                        --------------------- -------------------------  --------------------
                                                                2018              2018          2017             2018
                                                        --------------------- ------------  -----------  --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..........................      $   (89,030)     $   (222,734) $  (212,297)     $   (607,690)
 Net realized gain (loss)..............................            4,888         6,216,746    2,279,934          (121,346)
 Net change in unrealized appreciation (depreciation)
   of investments......................................       (1,010,282)      (12,031,126)   8,176,246        (9,462,479)
                                                             -----------      ------------  -----------      ------------

 Net increase (decrease) in net assets resulting from
   operations..........................................       (1,094,424)       (6,037,114)  10,243,883       (10,191,515)
                                                             -----------      ------------  -----------      ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................          896,937         8,421,046    5,163,964         3,365,332
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........       81,036,493         4,340,047    2,245,244       221,543,408
 Redemptions for contract benefits and terminations....       (1,159,963)       (3,211,542)  (2,270,926)       (2,964,744)
 Contract maintenance charges..........................           (2,342)         (177,118)    (177,118)           (5,146)
                                                             -----------      ------------  -----------      ------------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................       80,771,125         9,372,433    4,961,164       221,938,850
                                                             -----------      ------------  -----------      ------------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................               --               282          199                --
                                                             -----------      ------------  -----------      ------------

NET INCREASE (DECREASE) IN NET ASSETS..................       79,676,701         3,335,601   15,205,246       211,747,335
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............               --        47,219,982   32,014,736                --
                                                             -----------      ------------  -----------      ------------

NET ASSETS -- END OF YEAR OR PERIOD....................      $79,676,701      $ 50,555,583  $47,219,982      $211,747,335
                                                             ===========      ============  ===========      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(t)EQ/Lazard Emerging Markets Equity replaced Lazard Retirement Emerging Markets Equity Portfolio due to a substitution on October 22, 2018.
(u)EQ/MFS International Value replaced MFS(R) International Value Portfolio due to a substitution on October 22, 2018.

                                    FSA-145

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                 EQ/MFS UTILITIES
                                                        EQ/MFS TECHNOLOGY*(C)(V)  SERIES*(C)(W)       EQ/MID CAP INDEX*
                                                        ------------------------ ---------------- -------------------------
                                                                  2018                 2018           2018          2017
                                                        ------------------------ ---------------- ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..........................       $  (105,230)         $   112,136    $   (295,089) $  (358,537)
 Net realized gain (loss)..............................          (209,287)             (31,622)      9,597,709    9,760,485
 Net change in unrealized appreciation (depreciation)
   of investments......................................        (3,726,671)          (1,971,606)    (21,273,974)   1,058,032
                                                              -----------          -----------    ------------  -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................        (4,041,188)          (1,891,092)    (11,971,354)  10,459,980
                                                              -----------          -----------    ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................           395,531              466,298      10,037,835    9,445,094
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........        37,398,932           52,444,387       1,827,773   (2,646,023)
 Redemptions for contract benefits and terminations....          (632,026)            (796,647)     (5,513,090)  (4,330,118)
 Contract maintenance charges..........................              (863)              (1,178)         (8,911)      (7,259)
                                                              -----------          -----------    ------------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................        37,161,574           52,112,860       6,343,607    2,461,694
                                                              -----------          -----------    ------------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................               928                1,374               5           --
                                                              -----------          -----------    ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................        33,121,314           50,223,142      (5,627,742)  12,921,674
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............                --                   --      88,031,795   75,110,121
                                                              -----------          -----------    ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD....................       $33,121,314          $50,223,142    $ 82,404,053  $88,031,795
                                                              ===========          ===========    ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(v)EQ/MFS Technology replaced MFS(R) Technology Portfolio due to a substitution on October 22, 2018.
(w)EQ/MFS Utilities Series replaced MFS(R) Utilities Series due to a substitution on October 22, 2018.

                                    FSA-146

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                                   EQ/PIMCO GLOBAL REAL
                                               EQ/MONEY MARKET*         EQ/OPPENHEIMER GLOBAL*          RETURN*(X)
                                         ---------------------------  -------------------------  ------------------------
                                             2018           2017          2018          2017         2018         2017
                                         ------------  -------------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $    (98,053) $  (1,327,908) $   (937,667) $  (594,420) $   312,974  $    16,226
 Net realized gain (loss)...............        3,019          3,852     8,122,539    2,015,437      (48,378)      10,828
 Net change in unrealized appreciation
   (depreciation) of investments........        2,304            113   (19,182,377)  18,620,816     (881,045)     268,371
                                         ------------  -------------  ------------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from operations............      (92,730)    (1,323,943)  (11,997,505)  20,041,833     (616,449)     295,425
                                         ------------  -------------  ------------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..  107,736,876    117,690,858    10,177,183    6,482,505    3,097,724    3,930,247
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................  (75,705,365)  (125,378,724)   (5,137,819)   8,340,043    2,868,459    4,332,150
 Redemptions for contract benefits and
   terminations.........................  (33,855,310)   (20,604,799)   (5,597,227)  (3,402,069)  (1,570,074)  (1,194,519)
 Contract maintenance charges...........     (325,399)      (350,508)     (262,102)    (242,872)      (1,936)      (1,326)
                                         ------------  -------------  ------------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowners
   transactions.........................   (2,149,198)   (28,643,173)     (819,965)  11,177,607    4,394,173    7,066,552
                                         ------------  -------------  ------------  -----------  -----------  -----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............          (90)            --            (6)       1,991          124       (4,300)
                                         ------------  -------------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...   (2,242,018)   (29,967,116)  (12,817,476)  31,221,431    3,777,848    7,357,677
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  123,783,466    153,750,582    85,126,965   53,905,534   21,118,079   13,760,402
                                         ------------  -------------  ------------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD..... $121,541,448  $ 123,783,466  $ 72,309,489  $85,126,965  $24,895,927  $21,118,079
                                         ============  =============  ============  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(x)EQ/PIMCO Global Real Return replaced Charter/SM/ Real Assets due to a fund merger on May 19, 2017.

                                    FSA-147

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                        EQ/PIMCO REAL EQ/PIMCO TOTAL
                                                        RETURN*(C)(Y) RETURN*(C)(Z)  EQ/PIMCO ULTRA SHORT BOND*
                                                        ------------- -------------- ------------------------
                                                            2018           2018          2018          2017
                                                        ------------- -------------- -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..........................  $    80,324   $    665,155  $   374,299   $   (35,783)
 Net realized gain (loss)..............................       76,591        585,105       76,176        64,977
 Net change in unrealized appreciation (depreciation)
   of investments......................................     (164,777)     1,005,531     (644,786)      135,731
                                                         -----------   ------------  -----------   -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................       (7,862)     2,255,791     (194,311)      164,925
                                                         -----------   ------------  -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................      310,704      2,549,886    6,414,982     4,262,460
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........   49,195,630    163,219,796    8,437,022      (325,746)
 Redemptions for contract benefits and terminations....   (1,041,169)    (2,683,493)  (2,905,668)   (3,855,887)
 Contract maintenance charges..........................       (1,471)        (3,392)     (32,390)      (34,729)
                                                         -----------   ------------  -----------   -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   48,463,694    163,082,797   11,913,946        46,098
                                                         -----------   ------------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS..................   48,455,832    165,338,588   11,719,635       211,023
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............           --             --   33,017,712    32,806,689
                                                         -----------   ------------  -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD....................  $48,455,832   $165,338,588  $44,737,347   $33,017,712
                                                         ===========   ============  ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(y)EQ/PIMCO Real Return replaced PIMCO Real Return Portfolio due to a substitution on October 22, 2018.
(z)EQ/PIMCO Total Return replaced PIMCO Total Return Portfolio due to a substitution on October 22, 2018.

                                    FSA-148

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                                        EQ/T. ROWE PRICE GROWTH
                                                   EQ/QUALITY BOND PLUS*    EQ/SMALL COMPANY INDEX*             STOCK*
                                                 ------------------------  -------------------------  --------------------------
                                                     2018         2017         2018          2017         2018          2017
                                                 -----------  -----------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $    34,918  $   (63,240) $   (228,325) $  (180,492) $ (3,135,933) $ (2,550,810)
 Net realized gain (loss).......................    (303,903)     (12,050)    6,772,485    4,927,475    30,648,281    24,612,950
 Net change in unrealized appreciation
   (depreciation) of investments................    (157,451)      48,331   (15,968,668)   1,725,218   (34,853,691)   25,363,148
                                                 -----------  -----------  ------------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from operations....................    (426,436)     (26,959)   (9,424,508)   6,472,201    (7,341,343)   47,425,288
                                                 -----------  -----------  ------------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........     383,071    1,204,124     6,562,347    6,981,749    29,478,198    22,374,799
 Transfers between Variable Investment Options
   including guaranteed interest account, net...     (22,479)   3,335,494     8,690,983   (4,865,162)   (5,135,386)   12,685,196
 Redemptions for contract benefits and
   terminations.................................  (1,743,528)  (1,987,391)   (6,960,832)  (3,037,246)  (16,590,006)   (9,718,263)
 Contract maintenance charges...................    (578,466)    (578,698)       (6,166)      (4,964)     (457,649)     (442,129)
                                                 -----------  -----------  ------------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowners transactions...  (1,961,402)   1,973,529     8,286,332     (925,623)    7,295,157    24,899,603
                                                 -----------  -----------  ------------  -----------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.....          --           --             7           --            --         1,752
                                                 -----------  -----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........  (2,387,838)   1,946,570    (1,138,169)   5,546,578       (46,186)   72,326,643
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......  28,719,876   26,773,306    60,659,490   55,112,912   213,104,354   140,777,711
                                                 -----------  -----------  ------------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............. $26,332,038  $28,719,876  $ 59,521,321  $60,659,490  $213,058,168  $213,104,354
                                                 ===========  ===========  ============  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-149

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                      EQ/T. ROWE PRICE         EQ/UBS GROWTH &        FEDERATED HIGH INCOME
                                                   HEALTH SCIENCES*(C)(AA)         INCOME*                BOND FUND II
                                                   ----------------------- -----------------------  ------------------------
                                                            2018               2018        2017         2018         2017
                                                   ----------------------- -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).....................      $   (431,250)      $   (88,370) $  (94,934) $ 1,266,039  $   872,852
 Net realized gain (loss).........................          (157,561)          963,725     693,063     (215,962)     110,814
 Net change in unrealized appreciation
   (depreciation) of investments..................       (16,272,365)       (1,890,953)    758,654   (2,033,038)    (102,851)
                                                        ------------       -----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations................................       (16,861,176)       (1,015,598)  1,356,783     (982,961)     880,815
                                                        ------------       -----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............         2,621,761            30,257     284,345    3,215,964    4,123,413
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....       161,534,885          (595,930)   (388,604)     100,902      220,305
 Redemptions for contract benefits and
   terminations...................................        (2,183,446)         (401,754)   (378,344)  (1,213,734)    (830,472)
 Contract maintenance charges.....................            (3,564)         (166,274)   (163,593)        (672)        (241)
                                                        ------------       -----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............       161,969,636        (1,133,701)   (646,196)   2,102,460    3,513,005
                                                        ------------       -----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......             6,114                --          --           --           --
                                                        ------------       -----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............       145,114,574        (2,149,299)    710,587    1,119,499    4,393,820
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........                --         7,925,735   7,215,148   19,170,770   14,776,950
                                                        ------------       -----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD...............      $145,114,574       $ 5,776,436  $7,925,735  $20,290,269  $19,170,770
                                                        ============       ===========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on October 22, 2018.
(aa)EQ/T. Rowe Price Health Sciences replaced T. Rowe Price Health Sciences Portfolio due to a substitution on October 22, 2018.

                                    FSA-150

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                       FIDELITY(R) VIP ASSET   FIDELITY(R) VIP
                                                                 FEDERATED KAUFMANN      MANAGER: GROWTH         FREEDOM 2015
                                                                      FUND II               PORTFOLIO             PORTFOLIO
                                                              -----------------------  -------------------   -------------------
                                                                  2018        2017        2018       2017       2018      2017
                                                              -----------  ----------  ---------   --------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................ $  (121,119) $  (63,614) $  (2,894)  $ (2,459) $  (1,444) $   (474)
 Net realized gain (loss)....................................     713,028     491,150     60,168    125,286     84,708    31,046
 Net change in unrealized appreciation (depreciation) of
   investments...............................................    (903,729)    810,463   (118,770)     2,543   (107,156)   76,928
                                                              -----------  ----------  ---------   --------  ---------  --------

 Net increase (decrease) in net assets resulting from
   operations................................................    (311,820)  1,237,999    (61,496)   125,370    (23,892)  107,500
                                                              -----------  ----------  ---------   --------  ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.......................   3,691,828   1,460,714      2,835     14,071         (8)       --
 Transfers between Variable Investment Options including
   guaranteed interest account, net..........................   1,992,381     539,644    (78,296)   120,791    (37,691)  318,616
 Redemptions for contract benefits and terminations..........    (277,880)   (185,751)  (174,539)   (93,423)  (479,628)  (49,604)
 Contract maintenance charges................................        (311)        (67)      (239)      (228)       (77)      (60)
                                                              -----------  ----------  ---------   --------  ---------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions...............................   5,406,018   1,814,540   (250,239)    41,211   (517,404)  268,952
                                                              -----------  ----------  ---------   --------  ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS........................   5,094,198   3,052,539   (311,735)   166,581   (541,296)  376,452
NET ASSETS -- BEGINNING OF YEAR OR PERIOD....................   7,249,566   4,197,027    908,381    741,800    975,157   598,705
                                                              -----------  ----------  ---------   --------  ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD.......................... $12,343,764  $7,249,566  $ 596,646   $908,381  $ 433,861  $975,157
                                                              ===========  ==========  =========   ========  =========  ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-151

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                          FIDELITY(R) VIP FREEDOM FIDELITY(R) VIP FREEDOM FIDELITY(R) VIP FREEDOM
                                                              2020 PORTFOLIO          2025 PORTFOLIO          2030 PORTFOLIO
                                                          ----------------------  ----------------------  ----------------------
                                                             2018        2017        2018        2017        2018        2017
                                                          ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................ $   (1,060) $     (399) $   (1,145) $   (2,009) $   (3,061) $   (3,164)
 Net realized gain (loss)................................     55,068      48,306      44,811      62,423      68,099      61,534
 Net change in unrealized appreciation (depreciation) of
   investments...........................................   (161,708)    104,291    (175,194)    129,799    (147,421)    108,581
                                                          ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations............................................   (107,700)    152,198    (131,528)    190,213     (82,383)    166,951
                                                          ----------  ----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners...................    128,686       2,867      30,201      22,524      11,035       4,973
 Transfers between Variable Investment Options including
   guaranteed interest account, net......................    120,124      75,558     257,983         255      83,784      71,338
 Redemptions for contract benefits and terminations......    (13,052)    (48,603)    (37,006)    (55,289)   (206,546)   (136,372)
 Contract maintenance charges............................       (123)       (161)       (192)       (231)        (89)        (84)
                                                          ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions...........................    235,635      29,661     250,986     (32,741)   (111,816)    (60,145)
                                                          ----------  ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS....................    127,935     181,859     119,458     157,472    (194,199)    106,806
NET ASSETS -- BEGINNING OF YEAR OR PERIOD................  1,227,308   1,045,449   1,367,374   1,209,902   1,002,388     895,582
                                                          ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD...................... $1,355,243  $1,227,308  $1,486,832  $1,367,374  $  808,189  $1,002,388
                                                          ==========  ==========  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-152

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                               FIDELITY(R) VIP MID CAP    FIDELITY(R) VIP STRATEGIC  FIRST TRUST MULTI INCOME
                                                      PORTFOLIO               INCOME PORTFOLIO        ALLOCATION PORTFOLIO
                                              -------------------------  --------------------------  ----------------------
                                                  2018          2017         2018          2017         2018         2017
                                              ------------  -----------  ------------  ------------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................ $   (844,327) $  (667,619) $  2,927,079  $  1,986,309  $   39,280   $   51,380
 Net realized gain (loss)....................    7,853,943    3,801,883       (14,894)      558,759      45,438       58,683
 Net change in unrealized appreciation
   (depreciation) of investments.............  (20,752,801)  10,342,735    (8,101,743)    3,389,733    (326,963)      42,738
                                              ------------  -----------  ------------  ------------  ----------   ----------

 Net increase (decrease) in net assets
   resulting from operations.................  (13,743,185)  13,476,999    (5,189,558)    5,934,801    (242,245)     152,801
                                              ------------  -----------  ------------  ------------  ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.......    8,138,440    9,487,969    16,771,254    15,884,535     866,771      755,207
 Transfers between Variable Investment
   Options including guaranteed interest
   account, net..............................   (2,103,591)      54,381     5,727,681     8,593,543    (318,801)     353,091
 Redemptions for contract benefits and
   terminations..............................   (6,297,753)  (4,623,480)   (8,844,269)   (5,894,075)   (239,706)    (111,724)
 Contract maintenance charges................      (11,230)     (10,594)       (9,269)       (8,266)       (278)        (272)
                                              ------------  -----------  ------------  ------------  ----------   ----------

 Net increase (decrease) in net assets
   resulting from contractowners transactions     (274,134)   4,908,276    13,645,397    18,575,737     307,986      996,302
                                              ------------  -----------  ------------  ------------  ----------   ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account
   No. 70....................................           --           --           415           740       1,080           32
                                              ------------  -----------  ------------  ------------  ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS........  (14,017,319)  18,385,275     8,456,254    24,511,278      66,821    1,149,135
NET ASSETS -- BEGINNING OF YEAR OR PERIOD....   87,159,175   68,773,900   116,085,021    91,573,743   4,001,193    2,852,058
                                              ------------  -----------  ------------  ------------  ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD.......... $ 73,141,856  $87,159,175  $124,541,275  $116,085,021  $4,068,014   $4,001,193
                                              ============  ===========  ============  ============  ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-153

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                     FIRST TRUST/DOW JONES
                                                       DIVIDEND & INCOME      FRANKLIN FOUNDING FUNDS
                                                     ALLOCATION PORTFOLIO       ALLOCATION VIP FUND    FRANKLIN INCOME VIP FUND
                                                   ------------------------  ------------------------  ------------------------
                                                       2018         2017         2018         2017         2018         2017
                                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $    97,354  $    (1,924) $   345,005  $   266,205  $ 3,189,033  $ 2,444,921
 Net realized gain (loss).........................   1,097,117    2,994,770      360,872      693,672     (244,733)    (284,115)
 Net change in unrealized appreciation
   (depreciation) of investments..................  (4,337,146)   2,128,608   (2,824,635)   1,024,020   (8,135,845)   4,790,735
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations................................  (3,142,675)   5,121,454   (2,118,758)   1,983,897   (5,191,545)   6,951,541
                                                   -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   5,118,061    5,615,515    1,578,768    2,102,673    8,262,671    8,832,222
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....  (1,335,682)   5,448,919   10,754,889      (80,089)  (2,013,350)     319,465
 Redemptions for contract benefits and
   terminations...................................  (4,074,754)  (3,911,078)  (1,522,299)  (1,654,378)  (6,505,512)  (5,922,865)
 Contract maintenance charges.....................      (3,189)      (2,663)      (2,746)      (2,525)      (7,050)      (6,745)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............    (295,564)   7,150,693   10,808,612      365,681     (263,241)   3,222,077
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          (6)         250          299           --          (51)          47
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............  (3,438,245)  12,272,397    8,690,153    2,349,578   (5,454,837)  10,173,665
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  50,334,851   38,062,454   21,003,045   18,653,467   92,902,214   82,728,549
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $46,896,606  $50,334,851  $29,693,198  $21,003,045  $87,447,377  $92,902,214
                                                   ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-154

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                      GUGGENHEIM VIF GLOBAL     GUGGENHEIM VIF
                                                            FRANKLIN MUTUAL SHARES       MANAGED FUTURES         MULTI-HEDGE
                                                                   VIP FUND               STRATEGY FUND        STRATEGIES FUND
                                                           ------------------------  ----------------------  -------------------
                                                               2018         2017        2018        2017       2018       2017
                                                           -----------  -----------  ----------  ----------  --------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................. $   130,243  $   127,266  $  (34,335) $    5,720  $ (9,292) $ (11,055)
 Net realized gain (loss).................................     795,891      824,040     (91,069)    (95,236)    3,041     16,111
 Net change in unrealized appreciation (depreciation) of
   investments............................................  (2,243,585)      (8,419)   (168,625)    281,743   (37,041)     9,626
                                                           -----------  -----------  ----------  ----------  --------  ---------

 Net increase (decrease) in net assets resulting from
   operations.............................................  (1,317,451)     942,887    (294,029)    192,227   (43,292)    14,682
                                                           -----------  -----------  ----------  ----------  --------  ---------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners....................     500,064      678,678     289,490     258,534       861      3,431
 Transfers between Variable Investment Options including
   guaranteed interest account, net.......................    (623,568)     299,691      81,952     218,190    18,150   (185,790)
 Redemptions for contract benefits and terminations.......  (1,962,539)  (1,030,180)   (169,965)   (235,213)  (41,361)   (28,238)
 Contract maintenance charges.............................      (1,670)      (1,786)       (230)       (110)      (78)       (89)
                                                           -----------  -----------  ----------  ----------  --------  ---------

 Net increase (decrease) in net assets resulting from
   contractowners transactions............................  (2,087,713)     (53,597)    201,247     241,401   (22,428)  (210,686)
                                                           -----------  -----------  ----------  ----------  --------  ---------

NET INCREASE (DECREASE) IN NET ASSETS.....................  (3,405,164)     889,290     (92,782)    433,628   (65,720)  (196,004)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.................  14,587,098   13,697,808   2,865,989   2,432,361   685,574    881,578
                                                           -----------  -----------  ----------  ----------  --------  ---------

NET ASSETS -- END OF YEAR OR PERIOD....................... $11,181,934  $14,587,098  $2,773,207  $2,865,989  $619,854  $ 685,574
                                                           ===========  ===========  ==========  ==========  ========  =========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-155

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                            HARTFORD CAPITAL           HARTFORD GROWTH      INVESCO V.I. AMERICAN
                                                          APPRECIATION HLS FUND    OPPORTUNITIES HLS FUND     FRANCHISE FUND
                                                        ------------------------  ------------------------  --------------------
                                                            2018         2017         2018         2017       2018       2017
                                                        -----------  -----------  -----------  -----------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $  (160,443) $   (88,211) $  (502,031) $  (403,001) $ (8,359)  $ (8,273)
 Net realized gain (loss)..............................   1,690,178      576,276    5,738,955     (292,874)   52,132     58,145
 Net change in unrealized appreciation (depreciation)
   of investments......................................  (3,157,084)   2,192,123   (6,091,001)   8,050,839   (80,709)    77,110
                                                        -----------  -----------  -----------  -----------  --------   --------

 Net increase (decrease) in net assets resulting from
   operations..........................................  (1,627,349)   2,680,188     (854,077)   7,354,964   (36,936)   126,982
                                                        -----------  -----------  -----------  -----------  --------   --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   1,760,008    2,235,708    4,808,105    3,687,862     1,282      1,575
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........      22,039      594,519      (98,650)  (1,422,102)   76,187    (26,721)
 Redemptions for contract benefits and terminations....  (1,016,250)    (507,639)  (1,547,957)  (1,111,244)  (30,620)   (50,727)
 Contract maintenance charges..........................      (1,908)      (1,533)      (3,865)      (2,914)      (41)       (57)
                                                        -----------  -----------  -----------  -----------  --------   --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................     763,889    2,321,055    3,157,633    1,151,602    46,808    (75,930)
                                                        -----------  -----------  -----------  -----------  --------   --------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................         667           41          464          (54)       --         --
                                                        -----------  -----------  -----------  -----------  --------   --------

NET INCREASE (DECREASE) IN NET ASSETS..................    (862,793)   5,001,284    2,304,020    8,506,512     9,872     51,052
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  17,578,186   12,576,902   34,021,130   25,514,618   545,589    494,537
                                                        -----------  -----------  -----------  -----------  --------   --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $16,715,393  $17,578,186  $36,325,150  $34,021,130  $555,461   $545,589
                                                        ===========  ===========  ===========  ===========  ========   ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-156

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                    INVESCO V.I. BALANCED-    INVESCO V.I. DIVERSIFIED   INVESCO V.I. EQUITY AND
                                                     RISK ALLOCATION FUND          DIVIDEND FUND               INCOME FUND
                                                   ------------------------  -------------------------  ------------------------
                                                       2018         2017         2018          2017         2018         2017
                                                   -----------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $    14,293  $   253,208  $    487,937  $    84,016  $   113,911  $    34,560
 Net realized gain (loss).........................     915,755      524,606     4,298,958    4,138,183      753,896      208,507
 Net change in unrealized appreciation
   (depreciation) of investments..................  (1,755,965)      16,931   (11,241,370)     704,429   (2,723,783)     877,647
                                                   -----------  -----------  ------------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations................................    (825,917)     794,745    (6,454,475)   4,926,628   (1,855,976)   1,120,714
                                                   -----------  -----------  ------------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   1,186,700    1,616,678     3,730,196    8,156,209    2,671,784    4,015,716
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (568,804)     (68,108)   (8,004,862)     937,345       64,636      859,708
 Redemptions for contract benefits and
   terminations...................................    (728,139)    (706,653)   (5,603,766)  (4,343,962)    (675,599)    (366,077)
 Contract maintenance charges.....................        (309)         (44)       (7,763)      (7,669)      (2,278)      (1,833)
                                                   -----------  -----------  ------------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............    (110,552)     841,873    (9,886,195)   4,741,923    2,058,543    4,507,514
                                                   -----------  -----------  ------------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          11           26            (6)         182           58          170
                                                   -----------  -----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............    (936,458)   1,636,644   (16,340,676)   9,668,733      202,625    5,628,398
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  10,546,551    8,909,907    78,587,306   68,918,573   15,011,817    9,383,419
                                                   -----------  -----------  ------------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $ 9,610,093  $10,546,551  $ 62,246,630  $78,587,306  $15,214,442  $15,011,817
                                                   ===========  ===========  ============  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-157

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                     INVESCO V.I. HEALTH CARE  INVESCO V.I. HIGH YIELD    INVESCO V.I. MID CAP
                                                              FUND                      FUND                CORE EQUITY FUND
                                                     ----------------------   ------------------------  ------------------------
                                                        2018         2017         2018         2017         2018         2017
                                                     ----------   ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................... $  (57,568)  $  (43,682) $ 1,564,331  $ 1,073,664  $  (157,273) $  (128,704)
 Net realized gain (loss)...........................    495,393       (2,676)    (397,232)    (122,555)   1,700,923      162,051
 Net change in unrealized appreciation
   (depreciation) of investments....................   (544,411)     542,664   (3,210,285)     893,231   (3,148,100)   1,473,795
                                                     ----------   ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations..................................   (106,586)     496,306   (2,043,186)   1,844,340   (1,604,450)   1,507,142
                                                     ----------   ----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..............  1,041,958      501,250    3,811,573    4,654,859      812,770      927,497
 Transfers between Variable Investment Options
   including guaranteed interest account, net.......    288,659      249,351     (689,739)    (106,430)    (266,817)    (337,289)
 Redemptions for contract benefits and terminations.   (274,550)    (218,168)  (3,680,842)  (3,841,348)    (876,729)    (893,845)
 Contract maintenance charges.......................       (215)         (42)      (4,026)      (3,759)      (1,880)      (1,992)
                                                     ----------   ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions.................  1,055,852      532,391     (563,034)     703,322     (332,656)    (305,629)
                                                     ----------   ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.............         --           --           82           --           --           --
                                                     ----------   ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...............    949,266    1,028,697   (2,606,138)   2,547,662   (1,937,106)   1,201,513
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...........  4,420,080    3,391,383   41,395,337   38,847,675   12,870,469   11,668,956
                                                     ----------   ----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD................. $5,369,346   $4,420,080  $38,789,199  $41,395,337  $10,933,363  $12,870,469
                                                     ==========   ==========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-158

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                    INVESCO V.I. SMALL CAP                               IVY VIP GLOBAL EQUITY
                                                          EQUITY FUND         IVY VIP ASSET STRATEGY            INCOME
                                                   ------------------------  ------------------------  ------------------------
                                                       2018         2017         2018         2017         2018         2017
                                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (269,049) $  (226,838) $   149,164  $    50,505  $    32,559  $   (26,226)
 Net realized gain (loss).........................   1,151,832      402,797      678,748   (2,120,025)   1,208,210      722,517
 Net change in unrealized appreciation
   (depreciation) of investments..................  (4,290,298)   1,815,690   (3,190,601)   7,545,793   (3,152,751)   1,329,854
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations................................  (3,407,515)   1,991,649   (2,362,689)   5,476,273   (1,911,982)   2,026,145
                                                   -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   2,607,336    2,593,270    1,997,744    1,665,722      233,106      615,797
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....     326,418     (220,723)  (1,043,818)  (3,656,318)    (481,400)    (956,441)
 Redemptions for contract benefits and
   terminations...................................  (1,059,335)    (871,550)  (2,608,845)  (2,412,472)  (1,412,454)    (996,315)
 Contract maintenance charges.....................      (2,458)      (2,181)      (3,971)      (4,325)      (1,633)      (1,982)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   1,871,961    1,498,816   (1,658,890)  (4,407,393)  (1,662,381)  (1,338,941)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............  (1,535,554)   3,490,465   (4,021,579)   1,068,880   (3,574,363)     687,204
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  18,904,960   15,414,495   36,395,959   35,327,079   16,053,337   15,366,133
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $17,369,406  $18,904,960  $32,374,380  $36,395,959  $12,478,974  $16,053,337
                                                   ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-159

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                  IVY VIP NATURAL          IVY VIP SMALL CAP
                                                     IVY VIP HIGH INCOME             RESOURCES                 GROWTH(AB)
                                                 --------------------------  ------------------------  -------------------------
                                                     2018          2017          2018         2017         2018          2017
                                                 ------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $  6,429,371  $  5,229,709  $  (107,316) $  (130,332) $   (334,900) $  (363,467)
 Net realized gain (loss).......................   (1,998,229)     (851,134)    (344,077)    (493,531)   10,498,711      127,179
 Net change in unrealized appreciation
   (depreciation) of investments................   (8,819,122)    2,038,626   (1,901,976)     738,505   (12,584,691)   5,187,888
                                                 ------------  ------------  -----------  -----------  ------------  -----------

 Net increase (decrease) in net assets
   resulting from operations....................   (4,387,980)    6,417,201   (2,353,369)     114,642    (2,420,880)   4,951,600
                                                 ------------  ------------  -----------  -----------  ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........    8,295,424     9,977,724      220,277      501,872     1,993,111    1,916,023
 Transfers between Variable Investment Options
   including guaranteed interest account, net...   (4,288,030)    1,444,321     (306,220)    (366,293)    6,407,835     (257,444)
 Redemptions for contract benefits and
   terminations.................................  (10,509,659)   (7,739,112)  (1,138,091)    (706,405)   (2,496,781)  (1,698,095)
 Contract maintenance charges...................      (15,590)      (15,833)      (1,362)      (1,569)       (4,427)      (3,956)
                                                 ------------  ------------  -----------  -----------  ------------  -----------

 Net increase (decrease) in net assets
   resulting from contractowners transactions...   (6,517,855)    3,667,100   (1,225,396)    (572,395)    5,899,738      (43,472)
                                                 ------------  ------------  -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........  (10,905,835)   10,084,301   (3,578,765)    (457,753)    3,478,858    4,908,128
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......  132,745,387   122,661,086   10,617,393   11,075,146    27,992,574   23,084,446
                                                 ------------  ------------  -----------  -----------  ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............. $121,839,552  $132,745,387  $ 7,038,628  $10,617,393  $ 31,471,432  $27,992,574
                                                 ============  ============  ===========  ===========  ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(ab)Ivy VIP Small Cap Growth replaced Ivy VIP Micro Cap Growth due to a merger on November 02, 2018.

                                    FSA-160

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                        JANUS HENDERSON           JANUS HENDERSON      JANUS HENDERSON U.S. LOW
                                                      BALANCED PORTFOLIO      FLEXIBLE BOND PORTFOLIO    VOLATILITY PORTFOLIO
                                                   ------------------------  ------------------------  ------------------------
                                                       2018         2017         2018         2017         2018         2017
                                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   423,092  $   121,164  $   419,674  $   369,005  $    60,720  $    23,523
 Net realized gain (loss).........................   2,623,359      307,902     (215,137)     (32,562)     489,256      136,787
 Net change in unrealized appreciation
   (depreciation) of investments..................  (4,654,189)   6,419,309     (893,968)     178,798   (1,231,478)   1,111,077
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations................................  (1,607,738)   6,848,375     (689,431)     515,241     (681,502)   1,271,387
                                                   -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  29,044,218   12,579,360    3,572,328    4,450,958    1,269,740    1,347,024
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   5,105,597    3,496,459   (1,055,209)   2,582,825       36,526      551,422
 Redemptions for contract benefits and
   terminations...................................  (3,534,636)  (2,727,755)  (3,647,761)  (1,406,734)    (537,080)    (365,438)
 Contract maintenance charges.....................      (1,202)        (538)      (1,319)        (336)        (365)         (37)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  30,613,977   13,347,526   (1,131,961)   5,626,713      768,821    1,532,971
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......         (28)         448          (89)         360           94           --
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............  29,006,211   20,196,349   (1,821,481)   6,142,314       87,413    2,804,358
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  55,150,702   34,954,353   28,673,059   22,530,745   10,980,273    8,175,915
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $84,156,913  $55,150,702  $26,851,578  $28,673,059  $11,067,686  $10,980,273
                                                   ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-161

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                 JPMORGAN INSURANCE TRUST     JPMORGAN INSURANCE       LORD ABBETT SERIES FUND
                                                     GLOBAL ALLOCATION       TRUST INCOME BUILDER         - BOND DEBENTURE
                                                         PORTFOLIO                 PORTFOLIO                  PORTFOLIO
                                                 ------------------------  ------------------------  --------------------------
                                                     2018         2017         2018         2017         2018          2017
                                                 -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $  (262,124) $    22,638  $  (234,912) $   361,132  $  4,049,321  $  3,427,568
 Net realized gain (loss).......................     365,656      813,696      128,862      232,574     2,704,136     1,172,400
 Net change in unrealized appreciation
   (depreciation) of investments................  (1,842,016)   1,391,163   (1,113,001)     653,479   (13,793,698)    3,201,159
                                                 -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from operations....................  (1,738,484)   2,227,497   (1,219,051)   1,247,185    (7,040,241)    7,801,127
                                                 -----------  -----------  -----------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........   5,699,342    2,758,739    6,731,189    4,660,678    19,109,097    17,316,105
 Transfers between Variable Investment Options
   including guaranteed interest account, net...      50,897    2,133,619      406,777      885,919     3,050,330     8,015,889
 Redemptions for contract benefits and
   terminations.................................  (1,644,058)    (710,907)  (1,583,740)  (1,137,576)   (7,900,494)   (6,185,818)
 Contract maintenance charges...................        (662)        (465)        (145)         (52)       (8,673)       (7,273)
                                                 -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowners transactions...   4,105,519    4,180,986    5,554,081    4,408,969    14,250,260    19,138,903
                                                 -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.....         183           72           85           63           314         1,078
                                                 -----------  -----------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...........   2,367,218    6,408,555    4,335,115    5,656,217     7,210,333    26,941,108
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......  19,191,257   12,782,702   15,456,876    9,800,659   120,081,078    93,139,970
                                                 -----------  -----------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD............. $21,558,475  $19,191,257  $19,791,991  $15,456,876  $127,291,411  $120,081,078
                                                 ===========  ===========  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-162

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                    LORD ABBETT SERIES FUND - LORD ABBETT SERIES FUND -
                                                         CLASSIC STOCK          GROWTH OPPORTUNITIES     MFS(R) INVESTORS TRUST
                                                           PORTFOLIO                 PORTFOLIO                   SERIES
                                                    ------------------------  -----------------------   ------------------------
                                                       2018         2017          2018         2017         2018         2017
                                                    ----------   ----------   -----------   ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................... $  (32,293)  $  (25,265)  $   (69,960)  $  (67,875) $  (121,128) $   (96,637)
 Net realized gain (loss)..........................    589,016      345,432     1,066,886      120,648      886,750      737,122
 Net change in unrealized appreciation
   (depreciation) of investments...................   (928,415)     311,206    (1,146,071)     842,896   (1,601,280)   1,650,765
                                                    ----------   ----------   -----------   ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations.................................   (371,692)     631,373      (149,145)     895,669     (835,658)   2,291,250
                                                    ----------   ----------   -----------   ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.............    103,537       57,525        41,361       38,849    1,302,631    1,361,135
 Transfers between Variable Investment Options
   including guaranteed interest account, net......   (296,594)    (190,747)     (185,610)     (63,026)    (231,348)     610,251
 Redemptions for contract benefits and terminations   (347,487)    (209,963)     (523,494)    (318,569)  (1,456,789)  (1,126,307)
 Contract maintenance charges......................       (531)        (580)         (536)        (575)      (1,284)      (1,218)
                                                    ----------   ----------   -----------   ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions................   (541,075)    (343,765)     (668,279)    (343,321)    (386,790)     843,861
                                                    ----------   ----------   -----------   ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..............   (912,767)     287,608      (817,424)     552,348   (1,222,448)   3,135,111
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..........  4,654,067    4,366,459     4,929,649    4,377,301   13,413,596   10,278,485
                                                    ----------   ----------   -----------   ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD................ $3,741,300   $4,654,067   $ 4,112,225   $4,929,649  $12,191,148  $13,413,596
                                                    ==========   ==========   ===========   ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-163

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                       MFS(R) MASSACHUSETTS
                                                      INVESTORS GROWTH STOCK
                                                             PORTFOLIO         MFS(R) RESEARCH SERIES     MFS(R) VALUE SERIES
                                                     ------------------------  ----------------------  ------------------------
                                                         2018         2017        2018        2017         2018         2017
                                                     -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................... $  (156,996) $  (124,882) $  (18,558) $   (1,204) $    62,105  $   118,660
 Net realized gain (loss)...........................     937,581      557,159     327,611     146,844    2,108,494      806,297
 Net change in unrealized appreciation
   (depreciation) of investments....................    (851,299)   2,473,295    (470,757)    257,702   (5,379,537)   1,820,644
                                                     -----------  -----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations..................................     (70,714)   2,905,572    (161,704)    403,342   (3,208,938)   2,745,601
                                                     -----------  -----------  ----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..............     859,053    1,187,235     487,594     410,950    5,784,722    5,968,264
 Transfers between Variable Investment Options
   including guaranteed interest account, net.......    (424,053)     419,816     (35,100)   (174,060)     273,060    2,351,351
 Redemptions for contract benefits and terminations.  (1,627,128)    (775,240)    (38,785)    (22,328)  (1,036,678)  (1,021,060)
 Contract maintenance charges.......................      (1,566)      (1,547)        (85)        (15)      (1,313)        (319)
                                                     -----------  -----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions.................  (1,193,694)     830,264     413,624     214,547    5,019,791    7,298,236
                                                     -----------  -----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.............          --           --          --          --           --          236
                                                     -----------  -----------  ----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...............  (1,264,408)   3,735,836     251,920     617,889    1,811,002   10,044,073
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...........  14,624,700   10,888,864   2,329,889   1,712,000   23,847,980   13,803,907
                                                     -----------  -----------  ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD................. $13,360,292  $14,624,700  $2,581,809  $2,329,889  $25,658,982  $23,847,980
                                                     ===========  ===========  ==========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-164

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                  MULTIMANAGER AGGRESSIVE                                MULTIMANAGER MID CAP
                                                          EQUITY*            MULTIMANAGER CORE BOND*            GROWTH*
                                                 ------------------------  --------------------------  ------------------------
                                                     2018         2017         2018          2017          2018         2017
                                                 -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $  (237,372) $  (192,731) $  1,359,282  $    665,709  $  (446,473) $  (264,597)
 Net realized gain (loss).......................   3,498,561      932,419    (1,568,608)     (274,502)   5,023,498    1,519,229
 Net change in unrealized appreciation
   (depreciation) of investments................  (3,575,300)   2,975,088    (2,038,212)    1,192,066   (7,397,940)   2,803,490
                                                 -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from operations....................    (314,111)   3,714,776    (2,247,538)    1,583,273   (2,820,915)   4,058,122
                                                 -----------  -----------  ------------  ------------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........     836,847      736,468     1,206,217     6,129,249    1,158,905    1,340,777
 Transfers between Variable Investment Options
   including guaranteed interest account, net...     604,011     (585,257)   (4,852,412)   11,778,477   11,475,253      110,863
 Redemptions for contract benefits and
   terminations.................................  (1,204,532)  (1,019,939)   (7,436,002)   (5,447,689)  (3,308,156)  (1,183,114)
 Contract maintenance charges...................    (268,340)    (226,941)   (2,341,928)   (2,183,026)    (280,565)    (245,373)
                                                 -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowners transactions...     (32,014)  (1,095,669)  (13,424,125)   10,277,011    9,045,437       23,153
                                                 -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.....          --           --            --            --          196           --
                                                 -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........    (346,125)   2,619,107   (15,671,663)   11,860,284    6,224,718    4,081,275
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......  16,150,314   13,531,207   113,957,142   102,096,858   20,562,852   16,481,577
                                                 -----------  -----------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............. $15,804,189  $16,150,314  $ 98,285,479  $113,957,142  $26,787,570  $20,562,852
                                                 ===========  ===========  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-165

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                                            NEUBERGER BERMAN
                                                       MULTIMANAGER MID CAP          MULTIMANAGER             INTERNATIONAL
                                                              VALUE*                  TECHNOLOGY*           EQUITY PORTFOLIO
                                                     ------------------------  ------------------------  ----------------------
                                                         2018         2017         2018         2017        2018        2017
                                                     -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................... $   (79,274) $  (110,234) $  (566,541) $  (447,808) $  (50,027) $  (23,659)
 Net realized gain (loss)...........................   1,397,628    1,069,325    9,364,691    4,529,140     101,909      66,139
 Net change in unrealized appreciation
   (depreciation) of investments....................  (2,859,285)    (114,374)  (9,682,364)   5,867,855    (858,981)    738,642
                                                     -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting
   from operations..................................  (1,540,931)     844,717     (884,214)   9,949,187    (807,099)    781,122
                                                     -----------  -----------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..............     410,919      850,371    9,912,203    5,817,582     473,690     630,083
 Transfers between Variable Investment Options
   including guaranteed interest account, net.......    (702,278)  (7,394,942)   3,838,019    2,072,635     264,525     (41,452)
 Redemptions for contract benefits and terminations.    (591,377)    (709,000)  (4,099,762)  (1,508,889)   (567,659)   (178,345)
 Contract maintenance charges.......................    (151,062)    (151,412)    (311,960)    (258,942)       (329)       (321)
                                                     -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions.................  (1,033,798)  (7,404,983)   9,338,500    6,122,386     170,227     409,965
                                                     -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.............          --          (28)         265          223          --          --
                                                     -----------  -----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...............  (2,574,729)  (6,560,294)   8,454,551   16,071,796    (636,872)  1,191,087
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...........  11,780,856   18,341,150   40,447,408   24,375,612   4,253,380   3,062,293
                                                     -----------  -----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD................. $ 9,206,127  $11,780,856  $48,901,959  $40,447,408  $3,616,508  $4,253,380
                                                     ===========  ===========  ===========  ===========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-166

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                      NEUBERGER BERMAN U.S.            PIMCO                PIMCO EMERGING
                                                      EQUITY INDEX PUTWRITE   COMMODITYREALRETURN(R)         MARKETS BOND
                                                       STRATEGY PORTFOLIO       STRATEGY PORTFOLIO             PORTFOLIO
                                                     ----------------------  ------------------------  ------------------------
                                                        2018        2017         2018         2017         2018         2017
                                                     ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................... $  (33,638) $  (26,901) $    93,207  $ 1,590,723  $   498,636  $   719,090
 Net realized gain (loss)...........................     77,389     (14,917)  (2,003,380)  (2,648,316)    (528,226)    (307,958)
 Net change in unrealized appreciation
   (depreciation) of investments....................   (257,234)    148,583     (842,448)   1,125,122   (1,220,274)   1,163,037
                                                     ----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations..................................   (213,483)    106,765   (2,752,621)      67,529   (1,249,864)   1,574,169
                                                     ----------  ----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..............    536,602     444,517    1,643,239    1,223,869      728,883    1,326,568
 Transfers between Variable Investment Options
   including guaranteed interest account, net.......     52,447     (49,303)   1,335,314     (753,111)    (901,861)     191,980
 Redemptions for contract benefits and terminations.   (115,234)    (88,985)  (1,694,305)  (1,273,119)  (1,840,632)  (1,769,829)
 Contract maintenance charges.......................       (186)       (166)      (1,935)      (1,963)      (1,977)      (2,209)
                                                     ----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions.................    473,629     306,063    1,282,313     (804,324)  (2,015,587)    (253,490)
                                                     ----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.............         10          --           --           --            6          (36)
                                                     ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...............    260,156     412,828   (1,470,308)    (736,795)  (3,265,445)   1,320,643
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...........  2,290,800   1,877,972   16,894,518   17,631,313   20,453,817   19,133,174
                                                     ----------  ----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD................. $2,550,956  $2,290,800  $15,424,210  $16,894,518  $17,188,372  $20,453,817
                                                     ==========  ==========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-167

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                       PIMCO GLOBAL BOND      PIMCO GLOBAL MULTI-
                                                                         OPPORTUNITIES           ASSET MANAGED      PIMCO INCOME
                                                                     PORTFOLIO (UNHEDGED)    ALLOCATION PORTFOLIO   PORTFOLIO(C)
                                                                    ----------------------  ----------------------  ------------
                                                                       2018        2017        2018        2017         2018
                                                                    ----------  ----------  ----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................................... $  221,690  $   25,247  $    5,612  $   13,541    $    718
 Net realized gain (loss)..........................................     11,511       1,899     153,169      26,382       1,744
 Net change in unrealized appreciation (depreciation) of
   investments.....................................................   (470,330)    116,260    (270,369)    120,803        (120)
                                                                    ----------  ----------  ----------  ----------    --------

 Net increase (decrease) in net assets resulting from operations...   (237,129)    143,406    (111,588)    160,726       2,342
                                                                    ----------  ----------  ----------  ----------    --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.............................    920,264   1,266,532     303,207     224,207     347,762
 Transfers between Variable Investment Options including
   guaranteed interest account, net................................    242,903     397,802    (162,694)     17,402      67,222
 Redemptions for contract benefits and terminations................   (171,535)   (117,625)    (58,798)   (171,372)     (2,712)
 Contract maintenance charges......................................       (103)        (18)        (13)         --          --
                                                                    ----------  ----------  ----------  ----------    --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.....................................    991,529   1,546,691      81,702      70,237     412,272
                                                                    ----------  ----------  ----------  ----------    --------

 Net increase (decrease) in amount retained by AXA Equitable in
   Separate Account No. 70.........................................        900       1,322          27          --          18
                                                                    ----------  ----------  ----------  ----------    --------

NET INCREASE (DECREASE) IN NET ASSETS..............................    755,300   1,691,419     (29,859)    230,963     414,632
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..........................  3,306,879   1,615,460   1,506,083   1,275,120          --
                                                                    ----------  ----------  ----------  ----------    --------

NET ASSETS -- END OF YEAR OR PERIOD................................ $4,062,179  $3,306,879  $1,476,224  $1,506,083    $414,632
                                                                    ==========  ==========  ==========  ==========    ========

-----------
The accompanying notes are an integral part of these financial statements.
(c)Units were made available on October 22, 2018.

                                    FSA-168

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                                         PUTNAM VT DIVERSIFIED
                                                           PROFUND VP BEAR   PROFUND VP BIOTECHNOLOGY         INCOME FUND
                                                         ------------------  ------------------------  ------------------------
                                                           2018      2017        2018         2017         2018         2017
                                                         --------  --------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........................... $ (2,098) $ (2,343) $  (670,599) $  (671,805) $   211,387  $   363,191
 Net realized gain (loss)...............................    1,102   (18,998)   1,012,738      656,094      335,524      (55,858)
 Net change in unrealized appreciation (depreciation)
   of investments.......................................    4,664   (16,008)  (3,948,048)   8,726,890   (1,116,597)     190,681
                                                         --------  --------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations...........................................    3,668   (37,349)  (3,605,909)   8,711,179     (569,686)     498,014
                                                         --------  --------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..................    1,059     2,612    2,052,029    2,699,667    6,464,350    1,845,247
 Transfers between Variable Investment Options
   including guaranteed interest account, net...........   78,498   (49,647)  (1,886,995)  (3,128,422)   6,285,081      756,064
 Redemptions for contract benefits and terminations.....   (5,603)   (6,622)  (4,115,957)  (3,198,894)  (3,435,874)    (342,556)
 Contract maintenance charges...........................     (103)      (51)      (5,593)      (5,930)        (692)        (457)
                                                         --------  --------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..........................   73,851   (53,708)  (3,956,516)  (3,633,579)   9,312,865    2,258,298
                                                         --------  --------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.................      (10)       --           --           --          312           --
                                                         --------  --------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...................   77,509   (91,057)  (7,562,425)   5,077,600    8,743,491    2,756,312
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...............  122,926   213,983   48,447,128   43,369,528   10,380,466    7,624,154
                                                         --------  --------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD..................... $200,435  $122,926  $40,884,703  $48,447,128  $19,123,957  $10,380,466
                                                         ========  ========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-169

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                           PUTNAM VT GLOBAL ASSET   PUTNAM VT MULTI-ASSET        PUTNAM VT
                                                               ALLOCATION FUND      ABSOLUTE RETURN FUND       RESEARCH FUND
                                                           ----------------------  ----------------------  --------------------
                                                              2018        2017        2018        2017        2018       2017
                                                           ----------  ----------  ----------  ----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................. $   24,614  $    3,638  $  (20,755) $  (27,530) $   (8,222) $ (1,847)
 Net realized gain (loss).................................    330,731      92,697      79,077      (6,017)     16,510    12,431
 Net change in unrealized appreciation (depreciation) of
   investments............................................   (752,358)    316,193    (294,648)    163,436     (89,476)   51,533
                                                           ----------  ----------  ----------  ----------  ----------  --------

 Net increase (decrease) in net assets resulting from
   operations.............................................   (397,013)    412,528    (236,326)    129,889     (81,188)   62,117
                                                           ----------  ----------  ----------  ----------  ----------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners....................    944,394     906,200     323,161     432,575     216,612    92,526
 Transfers between Variable Investment Options including
   guaranteed interest account, net.......................   (433,589)    927,725     (91,211)     86,435     537,643   214,465
 Redemptions for contract benefits and terminations.......   (266,942)    (58,756)   (183,103)   (179,159)    (10,777)  (16,794)
 Contract maintenance charges.............................        (64)        (13)       (158)       (111)         (8)       --
                                                           ----------  ----------  ----------  ----------  ----------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions............................    243,799   1,775,156      48,689     339,740     743,470   290,197
                                                           ----------  ----------  ----------  ----------  ----------  --------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70...................          7          75         (14)         --          21        11
                                                           ----------  ----------  ----------  ----------  ----------  --------

NET INCREASE (DECREASE) IN NET ASSETS.....................   (153,207)  2,187,759    (187,651)    469,629     662,303   352,325
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.................  4,308,106   2,120,347   2,614,926   2,145,297     465,958   113,633
                                                           ----------  ----------  ----------  ----------  ----------  --------

NET ASSETS -- END OF YEAR OR PERIOD....................... $4,154,899  $4,308,106  $2,427,275  $2,614,926  $1,128,261  $465,958
                                                           ==========  ==========  ==========  ==========  ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-170

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                       QS LEGG MASON DYNAMIC
                                                        MULTI-STRATEGY VIT    SEI VP BALANCED STRATEGY    SEI VP CONSERVATIVE
                                                             PORTFOLIO                 FUND                  STRATEGY FUND
                                                      ----------------------  ----------------------   ------------------------
                                                         2018        2017        2018         2017         2018         2017
                                                      ----------  ----------  ----------   ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........................ $    8,585  $      991  $   77,648   $   34,651  $    34,213  $    47,082
 Net realized gain (loss)............................     (5,952)    (24,828)    128,068       26,135      224,444      111,931
 Net change in unrealized appreciation
   (depreciation) of investments.....................   (325,224)    419,774    (948,943)     679,124     (662,028)     261,731
                                                      ----------  ----------  ----------   ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations...................................   (322,591)    395,937    (743,227)     739,910     (403,371)     420,744
                                                      ----------  ----------  ----------   ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners...............    168,673     257,839     963,195    1,554,433    1,527,103    1,125,817
 Transfers between Variable Investment Options
   including guaranteed interest account, net........    (50,667)    113,893    (105,508)     (91,393)    (562,901)  (1,031,273)
 Redemptions for contract benefits and terminations..   (176,521)   (109,768)   (664,666)    (304,980)  (1,305,020)    (820,486)
 Contract maintenance charges........................       (632)       (608)       (186)        (104)        (252)        (129)
                                                      ----------  ----------  ----------   ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions..................    (59,147)    261,356     192,835    1,157,956     (341,070)    (726,071)
                                                      ----------  ----------  ----------   ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS................   (381,738)    657,293    (550,392)   1,897,866     (744,441)    (305,327)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD............  3,810,635   3,153,342   9,077,062    7,179,196   11,784,451   12,089,778
                                                      ----------  ----------  ----------   ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.................. $3,428,897  $3,810,635  $8,526,670   $9,077,062  $11,040,010  $11,784,451
                                                      ==========  ==========  ==========   ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-171

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                          SEI VP MARKET GROWTH     SEI VP MARKET PLUS    SEI VP MODERATE STRATEGY
                                                             STRATEGY FUND            STRATEGY FUND                FUND
                                                        -----------------------  ----------------------  -----------------------
                                                           2018         2017        2018        2017        2018         2017
                                                        ----------  -----------  ----------  ----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   54,898  $    17,911  $   21,347  $    4,916  $   60,657  $    29,217
 Net realized gain (loss)..............................     68,700      (10,543)     23,170      (2,128)    278,901      283,716
 Net change in unrealized appreciation (depreciation)
   of investments......................................   (840,610)     855,140    (386,224)    285,906    (792,852)     405,366
                                                        ----------  -----------  ----------  ----------  ----------  -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................   (717,012)     862,508    (341,707)    288,694    (453,294)     718,299
                                                        ----------  -----------  ----------  ----------  ----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    434,334      713,721     920,772     128,935   1,457,558      603,513
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    (54,694)  (1,049,779)    207,526     (22,933)    (72,776)  (4,275,157)
 Redemptions for contract benefits and terminations....   (413,908)    (346,379)   (255,184)   (102,686)   (680,607)    (741,139)
 Contract maintenance charges..........................       (181)        (116)        (54)        (24)       (434)        (191)
                                                        ----------  -----------  ----------  ----------  ----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    (34,449)    (682,553)    873,060       3,292     703,741   (4,412,974)
                                                        ----------  -----------  ----------  ----------  ----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................         --           --           9          --          --           --
                                                        ----------  -----------  ----------  ----------  ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................   (751,461)     179,955     531,362     291,986     250,447   (3,694,675)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  7,667,558    7,487,603   2,072,408   1,780,422   8,448,852   12,143,527
                                                        ----------  -----------  ----------  ----------  ----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $6,916,097  $ 7,667,558  $2,603,770  $2,072,408  $8,699,299  $ 8,448,852
                                                        ==========  ===========  ==========  ==========  ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-172

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                       T. ROWE PRICE EQUITY     TEMPLETON DEVELOPING     TEMPLETON FOREIGN VIP
                                                         INCOME PORTFOLIO         MARKETS VIP FUND                FUND
                                                     -----------------------  ------------------------  -----------------------
                                                         2018        2017         2018         2017         2018        2017
                                                     -----------  ----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................... $    73,461  $   28,218  $   (77,047) $   (90,351) $    97,780  $   99,381
 Net realized gain (loss)...........................   1,064,674     772,795      707,594      960,540      (94,940)   (191,307)
 Net change in unrealized appreciation
   (depreciation) of investments....................  (2,351,399)     52,332   (3,232,819)   3,852,321   (1,358,189)  1,278,776
                                                     -----------  ----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from operations..................................  (1,213,264)    853,345   (2,602,272)   4,722,510   (1,355,349)  1,186,850
                                                     -----------  ----------  -----------  -----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..............   3,988,470   2,229,221      852,732    1,209,877      242,393     194,714
 Transfers between Variable Investment Options
   including guaranteed interest account, net.......     679,338     351,348      583,410   (5,998,444)    (249,373)   (607,944)
 Redemptions for contract benefits and terminations.    (437,591)   (272,592)  (1,281,870)    (925,512)    (923,208)   (516,369)
 Contract maintenance charges.......................        (217)        (71)      (1,655)      (1,775)        (855)     (1,014)
                                                     -----------  ----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions.................   4,230,000   2,307,906      152,617   (5,715,854)    (931,043)   (930,613)
                                                     -----------  ----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.............         142          36           --           --           --          --
                                                     -----------  ----------  -----------  -----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...............   3,016,878   3,161,287   (2,449,655)    (993,344)  (2,286,392)    256,237
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...........   7,729,403   4,568,116   14,176,187   15,169,531    8,634,403   8,378,166
                                                     -----------  ----------  -----------  -----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD................. $10,746,281  $7,729,403  $11,726,532  $14,176,187  $ 6,348,011  $8,634,403
                                                     ===========  ==========  ===========  ===========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-173

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                                                VANECK
                                                    TEMPLETON GLOBAL BOND VIP     TEMPLETON GROWTH      VIP GLOBAL HARD ASSETS
                                                              FUND                    VIP FUND                   FUND
                                                   --------------------------  ----------------------  ------------------------
                                                       2018          2017         2018        2017         2018         2017
                                                   ------------  ------------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (1,838,662) $ (1,886,206) $    9,998  $    4,886  $  (324,324) $  (362,667)
 Net realized gain (loss).........................   (2,231,393)   (1,451,029)    228,914      63,258     (718,721)  (2,028,807)
 Net change in unrealized appreciation
   (depreciation) of investments..................    4,812,908     4,063,117    (508,348)    229,919   (6,116,674)   1,188,712
                                                   ------------  ------------  ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from operations................................      742,853       725,882    (269,436)    298,063   (7,159,719)  (1,202,762)
                                                   ------------  ------------  ----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    8,842,225    11,730,082       6,060      16,742    1,053,190    1,864,099
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (2,459,985)   (3,965,190)     (8,853)    (46,071)  (1,066,561)  (2,799,810)
 Redemptions for contract benefits and
   terminations...................................  (11,168,893)   (9,099,927)   (307,837)   (175,947)  (2,059,341)  (1,893,136)
 Contract maintenance charges.....................      (14,714)      (15,892)       (194)       (226)      (3,254)      (3,849)
                                                   ------------  ------------  ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (4,801,367)   (1,350,927)   (310,824)   (205,502)  (2,075,966)  (2,832,696)
                                                   ------------  ------------  ----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............   (4,058,514)     (625,045)   (580,260)     92,561   (9,235,685)  (4,035,458)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  134,448,262   135,073,307   1,961,163   1,868,602   26,050,439   30,085,897
                                                   ------------  ------------  ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $130,389,748  $134,448,262  $1,380,903  $1,961,163  $16,814,754  $26,050,439
                                                   ============  ============  ==========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-174

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                 VANECK VIP UNCONSTRAINED
                                                                                   EMERGING MARKETS
                                                                                      BOND FUND
                                                                                 -----------------------
                                                                                    2018        2017
                                                                                  ---------    --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................................................... $  56,552    $  7,681
 Net realized gain (loss).......................................................    11,926      (6,140)
 Net change in unrealized appreciation (depreciation) of investments............  (141,080)     77,633
                                                                                  ---------    --------

 Net increase (decrease) in net assets resulting from operations................   (72,602)     79,174
                                                                                  ---------    --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........................................   151,593     128,608
 Transfers between Variable Investment Options including guaranteed interest
   account, net.................................................................    30,000      56,698
 Redemptions for contract benefits and terminations.............................   (54,886)    (80,347)
 Contract maintenance charges...................................................       (20)          6
                                                                                  ---------    --------

 Net increase (decrease) in net assets resulting from contractowners
   transactions.................................................................   126,687     104,965
                                                                                  ---------    --------

 Net increase (decrease) in amount retained by AXA Equitable in Separate
   Account No. 70...............................................................        58          --
                                                                                  ---------    --------

NET INCREASE (DECREASE) IN NET ASSETS...........................................    54,143     184,139
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......................................   940,037     755,898
                                                                                  ---------    --------

NET ASSETS -- END OF YEAR OR PERIOD............................................. $ 994,180    $940,037
                                                                                  =========    ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-175

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

The change in units outstanding for the years or periods ended December 31, 2018 and 2017 were as follows:

                                                                                 2018                        2017
                                                                      --------------------------  --------------------------
                                                                                          NET                         NET
                                                                       UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                                      ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                                        SHARE CLASS** (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                                        ------------- ------- -------- ---------- ------- -------- ----------

1290 VT CONVERTIBLE SECURITIES.........................       B         177       (60)     117        57      (17)      40

1290 VT DOUBLELINE DYNAMIC ALLOCATION..................       B          62      (126)     (64)      210     (158)      52

1290 VT DOUBLELINE OPPORTUNISTIC BOND..................       B         615      (265)     350     1,436     (126)   1,310

1290 VT ENERGY.........................................       B         130      (107)      23       161      (95)      66

1290 VT EQUITY INCOME..................................       A          44      (146)    (102)      105     (150)     (45)
1290 VT EQUITY INCOME..................................       B          82      (325)    (243)      156     (194)     (38)

1290 VT GAMCO MERGERS & ACQUISITIONS...................       A          76      (124)     (48)       98     (125)     (27)
1290 VT GAMCO MERGERS & ACQUISITIONS...................       B         133       (42)      91       145      (39)     106

1290 VT GAMCO SMALL COMPANY VALUE......................       A         432      (844)    (412)      831     (672)     159
1290 VT GAMCO SMALL COMPANY VALUE......................       B         897      (251)     646       924     (147)     777

1290 VT HIGH YIELD BOND................................       B         347      (269)      78       351     (176)     175

1290 VT LOW VOLATILITY GLOBAL EQUITY...................       B         102       (25)      77        54      (17)      37

1290 VT MICRO CAP......................................       B           8        --        8        --       --       --

1290 VT MULTI-ALTERNATIVE STRATEGIES...................       B           1        --        1        --       --       --

1290 VT NATURAL RESOURCES..............................       B         181      (122)      59       283     (287)      (4)

1290 VT REAL ESTATE....................................       B         125      (156)     (31)      245     (240)       5

1290 VT SMALL CAP VALUE................................       B          13        --       13        --       --       --

1290 VT SMARTBETA EQUITY...............................       B         112       (21)      91        28       (9)      19

1290 VT SOCIALLY RESPONSIBLE...........................       B         227       (40)     187        43      (24)      19

7TWELVE/TM/ BALANCED PORTFOLIO.........................    CLASS 4      286    (1,136)    (850)      360   (1,177)    (817)

AB VPS BALANCED WEALTH STRATEGY PORTFOLIO..............    CLASS B       12       (42)     (30)       12      (46)     (34)

AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO................    CLASS B       48       (22)      26        57      (18)      39

AB VPS GROWTH AND INCOME PORTFOLIO.....................    CLASS B      491       (57)     434       104      (45)      59

AB VPS INTERNATIONAL GROWTH PORTFOLIO..................    CLASS B       96      (160)     (64)      135     (145)     (10)

AB VPS REAL ESTATE INVESTMENT PORTFOLIO................    CLASS B      119       (82)      37       156      (64)      92

AB VPS SMALL/MID CAP VALUE PORTFOLIO...................    CLASS B      147       (62)      85       101      (34)      67

ALL ASSET GROWTH-ALT 20................................       A          92      (173)     (81)      812     (160)     652
ALL ASSET GROWTH-ALT 20................................       B         142      (150)      (8)    1,315     (162)   1,153

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-176

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                 2018                        2017
                                                                      --------------------------  --------------------------
                                                                                          NET                         NET
                                                                       UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                                      ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                                        SHARE CLASS** (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                                        ------------- ------- -------- ---------- ------- -------- ----------

ALPS | RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO.......   CLASS III      142      (50)       92      138      (28)      110

AMERICAN CENTURY VP INFLATION PROTECTION FUND..........   CLASS II       253      (63)      190      280      (91)      189

AMERICAN CENTURY VP LARGE COMPANY VALUE................   CLASS II         4      (29)      (25)      12      (20)       (8)

AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION
 FUND/SM/..............................................    CLASS 4     2,357     (469)    1,888    1,765     (163)    1,602

AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/.......    CLASS 4       353     (876)     (523)     673     (654)       19

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH
 FUND/SM/..............................................    CLASS 4       552     (219)      333      258      (55)      203

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL
 CAPITALIZATION FUND/SM/...............................    CLASS 4       306     (118)      188      232     (121)      111

AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME
 FUND/SM/..............................................    CLASS 4       711     (117)      594      417      (55)      362

AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL
 GROWTH AND INCOME FUND/SM/............................    CLASS 4       255      (46)      209      177      (32)      145

AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
 ALLOCATION FUND/SM/...................................   CLASS P-2       65     (118)      (53)     152      (74)       78

AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...    CLASS 4     1,053     (427)      626    1,150     (553)      597

AXA 400 MANAGED VOLATILITY.............................       B          166     (668)     (502)     269     (635)     (366)

AXA 500 MANAGED VOLATILITY.............................       B          333   (1,615)   (1,282)     455   (1,704)   (1,249)

AXA 2000 MANAGED VOLATILITY............................       B          329     (685)     (356)     287     (678)     (391)

AXA AGGRESSIVE ALLOCATION..............................       A           55     (103)      (48)      39     (112)      (73)
AXA AGGRESSIVE ALLOCATION..............................       B          320     (169)      151      374      (90)      284

AXA AGGRESSIVE STRATEGY................................       B       29,016  (18,742)   10,274   37,571   (7,216)   30,355

AXA BALANCED STRATEGY..................................       B       12,875  (26,338)  (13,463)  15,796  (14,972)      824

AXA CONSERVATIVE GROWTH STRATEGY.......................       B        7,526  (17,839)  (10,313)   9,607  (10,180)     (573)

AXA CONSERVATIVE STRATEGY..............................       B       10,641  (20,183)   (9,542)   9,209  (18,252)   (9,043)

AXA GLOBAL EQUITY MANAGED VOLATILITY...................       A           13      (65)      (52)      23      (77)      (54)
AXA GLOBAL EQUITY MANAGED VOLATILITY...................       B           21      (83)      (62)      48      (55)       (7)

AXA GROWTH STRATEGY....................................       B       21,682  (22,835)   (1,153)  29,158  (11,019)   18,139

AXA INTERNATIONAL CORE MANAGED VOLATILITY..............       A           52      (49)        3       70      (72)       (2)
AXA INTERNATIONAL CORE MANAGED VOLATILITY..............       B           84     (138)      (54)      55     (109)      (54)

AXA INTERNATIONAL MANAGED VOLATILITY...................       B          647   (1,450)     (803)     299   (1,983)   (1,684)

AXA INTERNATIONAL VALUE MANAGED VOLATILITY.............       A            6      (50)      (44)      23      (52)      (29)

AXA LARGE CAP CORE MANAGED VOLATILITY..................       B           17     (103)      (86)      90     (112)      (22)

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-177

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                 2018                        2017
                                                                      --------------------------  --------------------------
                                                                                          NET                         NET
                                                                       UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                                      ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                                        SHARE CLASS** (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                                        ------------- ------- -------- ---------- ------- -------- ----------

AXA LARGE CAP GROWTH MANAGED VOLATILITY................       A            35     (74)      (39)      40      (59)      (19)
AXA LARGE CAP GROWTH MANAGED VOLATILITY................       B            52    (150)      (98)      64     (129)      (65)

AXA LARGE CAP VALUE MANAGED VOLATILITY.................       A            63     (71)       (8)      97      (83)       14
AXA LARGE CAP VALUE MANAGED VOLATILITY.................       B            47    (174)     (127)      61     (138)      (77)

AXA MID CAP VALUE MANAGED VOLATILITY...................       A            42     (30)       12       50      (37)       13
AXA MID CAP VALUE MANAGED VOLATILITY...................       B            19     (94)      (75)      59      (85)      (26)

AXA MODERATE ALLOCATION................................       A           887    (850)       37      666     (865)     (199)
AXA MODERATE ALLOCATION................................       B         1,663    (398)    1,265    1,350     (537)      813

AXA MODERATE GROWTH STRATEGY...........................       B        19,854 (43,671)  (23,817)  25,909  (27,656)   (1,747)

AXA MODERATE-PLUS ALLOCATION...........................       A           137    (306)     (169)      86     (325)     (239)
AXA MODERATE-PLUS ALLOCATION...........................       B           876    (289)      587      751     (309)      442

AXA ULTRA CONSERVATIVE STRATEGY........................       B       105,796  (9,634)   96,162   12,478  (23,334)  (10,856)

AXA/AB DYNAMIC AGGRESSIVE GROWTH.......................       B         8,949     (67)    8,882       --       --        --

AXA/AB DYNAMIC GROWTH..................................       B        12,333  (1,247)   11,086   14,718     (961)   13,757

AXA/AB DYNAMIC MODERATE GROWTH.........................       B        12,169 (30,632)  (18,463)  15,338  (16,648)   (1,310)

AXA/AB SHORT DURATION GOVERNMENT BOND..................       B           169     (51)      118       97      (56)       41

AXA/AB SMALL CAP GROWTH................................       A           249    (359)     (110)     284     (175)      109
AXA/AB SMALL CAP GROWTH................................       B           419    (183)      236      250     (124)      126

AXA/CLEARBRIDGE LARGE CAP GROWTH.......................       B           276    (666)     (390)     157     (768)     (611)

AXA/FRANKLIN BALANCED MANAGED VOLATILITY...............       A            57    (802)     (745)     785      (53)      732
AXA/FRANKLIN BALANCED MANAGED VOLATILITY...............       B            51     (71)      (20)      40      (72)      (32)

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY........       A             3     (35)      (32)      11      (30)      (19)
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY........       B            46    (115)      (69)     101     (115)      (14)

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY...       A            24     (98)      (74)      45     (115)      (70)
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY...       B            24     (78)      (54)      27      (52)      (25)

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION.................       B         8,560    (724)    7,836   12,655     (292)   12,363

AXA/INVESCO STRATEGIC ALLOCATION.......................       B         4,124    (553)    3,571    5,863     (399)    5,464

AXA/JANUS ENTERPRISE...................................       A           234    (235)       (1)     240     (305)      (65)
AXA/JANUS ENTERPRISE...................................       B           272    (174)       98      249     (189)       60

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-178

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                    2018                        2017
                                                                         --------------------------  --------------------------
                                                                                             NET                         NET
                                                                          UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                                         ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                                           SHARE CLASS** (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                                           ------------- ------- -------- ---------- ------- -------- ----------

AXA/JPMORGAN STRATEGIC ALLOCATION.........................       B        7,302      (60)   7,242        --       --       --

AXA/LEGG MASON STRATEGIC ALLOCATION.......................       B        4,887     (216)   4,671     5,798     (126)   5,672

AXA/LOOMIS SAYLES GROWTH..................................       A          378     (254)     124       612     (207)     405
AXA/LOOMIS SAYLES GROWTH..................................       B          554     (248)     306       581     (137)     444

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY............       A            3      (28)     (25)        5      (25)     (20)
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY............       B          108     (251)    (143)      108     (213)    (105)

BLACKROCK GLOBAL ALLOCATION V.I. FUND.....................   CLASS III      993   (1,487)    (494)    1,368   (1,085)     283

BLACKROCK LARGE CAP FOCUS GROWTH V.I. FUND................   CLASS III      759     (316)     443       194     (172)      22

CHARTER/SM/ AGGRESSIVE GROWTH.............................       B          263     (143)     120       126      (94)      32

CHARTER/SM/ CONSERVATIVE..................................       B          746     (557)     189       672     (652)      20

CHARTER/SM/ GROWTH........................................       B          332      (84)     248       167     (217)     (50)

CHARTER/SM/ MODERATE......................................       B          469     (362)     107     1,060     (362)     698

CHARTER/SM/ MODERATE GROWTH...............................       B          927     (359)     568       421     (422)      (1)

CHARTER/SM/ MULTI-SECTOR BOND.............................       B            8      (36)     (28)       17      (28)     (11)

CHARTER/SM/ SMALL CAP GROWTH..............................       B          249     (304)     (55)      219     (195)      24

CHARTER/SM/ SMALL CAP VALUE...............................       B          400     (237)     163       172     (507)    (335)

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO..........   CLASS II       337     (503)    (166)      632     (454)     178

CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO...............   CLASS II       187      (75)     112       306      (62)     244

CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO..........   CLASS II       537     (268)     269       552     (175)     377

CLEARBRIDGE VARIABLE MID CAP PORTFOLIO....................   CLASS II        47      (16)      31        79      (37)      42

DELAWARE VIP(R) DIVERSIFIED INCOME SERIES................. SERVICE CLASS    349     (188)     161       517     (178)     339

DELAWARE VIP(R) EMERGING MARKETS SERIES................... SERVICE CLASS    229      (57)     172       223      (78)     145

DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES.... SERVICE CLASS    263     (284)     (21)      288     (175)     113

EATON VANCE VT FLOATING-RATE INCOME FUND.................. INITIAL CLASS  2,263     (522)   1,741       911     (213)     698

EQ/AMERICAN CENTURY MID CAP VALUE.........................       B        7,023     (135)   6,888        --       --       --

EQ/BLACKROCK BASIC VALUE EQUITY...........................       A          318     (812)    (494)      440     (624)    (184)
EQ/BLACKROCK BASIC VALUE EQUITY...........................       B          422     (127)     295       441     (186)     255

EQ/CAPITAL GUARDIAN RESEARCH..............................       A           27      (84)     (57)       70      (96)     (26)
EQ/CAPITAL GUARDIAN RESEARCH..............................       B           12      (55)     (43)       50      (61)     (11)

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-179

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                             2018                        2017
                                                  --------------------------  --------------------------
                                                                      NET                         NET
                                                   UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                  ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                    SHARE CLASS** (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                    ------------- ------- -------- ---------- ------- -------- ----------

EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................       A           97      (11)       86        9      (13)      (4)
EQ/CLEARBRIDGE SELECT EQUITY
 MANAGED VOLATILITY................       B           12      (22)      (10)      20      (53)     (33)

EQ/COMMON STOCK INDEX..............       A          271     (173)       98      421     (122)     299
EQ/COMMON STOCK INDEX..............       B          587     (122)      465      348     (139)     209

EQ/CORE BOND INDEX.................       B        2,744   (5,547)   (2,803)   3,944   (3,800)     144

EQ/EMERGING MARKETS EQUITY PLUS....       B          407     (279)      128      456     (265)     191

EQ/EQUITY 500 INDEX................       A        1,201     (985)      216    2,100     (818)   1,282
EQ/EQUITY 500 INDEX................       B        2,260     (500)    1,760    2,278     (390)   1,888

EQ/FIDELITY INSTITUTIONAL AM/SM/
 LARGE CAP.........................       B        8,234     (218)    8,016       --       --       --

EQ/FRANKLIN RISING DIVIDENDS.......       B        5,289     (135)    5,154       --       --       --

EQ/FRANKLIN STRATEGIC INCOME.......       B        4,541     (119)    4,422       --       --       --

EQ/GLOBAL BOND PLUS................       A           47      (88)      (41)      55     (115)     (60)
EQ/GLOBAL BOND PLUS................       B           36     (107)      (71)      45      (50)      (5)

EQ/GOLDMAN SACHS MID CAP VALUE.....       B        1,286      (35)    1,251       --       --       --

EQ/INTERMEDIATE GOVERNMENT BOND....       B        1,555   (2,645)   (1,090)   1,584   (1,758)    (174)

EQ/INTERNATIONAL EQUITY INDEX......       A          460     (404)       56      609     (362)     247
EQ/INTERNATIONAL EQUITY INDEX......       B          576     (465)      111      648     (176)     472

EQ/INVESCO COMSTOCK................       A          612     (188)      424      152     (169)     (17)
EQ/INVESCO COMSTOCK................       B           36     (118)      (82)      64      (92)     (28)

EQ/INVESCO GLOBAL REAL ESTATE......       B        4,742     (151)    4,591       --       --       --

EQ/INVESCO INTERNATIONAL GROWTH....       B        3,604     (113)    3,491       --       --       --

EQ/IVY ENERGY......................       B        3,398     (150)    3,248       --       --       --

EQ/IVY MID CAP GROWTH..............       B        2,395      (49)    2,346       --       --       --

EQ/IVY SCIENCE AND TECHNOLOGY......       B        3,841      (61)    3,780       --       --       --

EQ/JPMORGAN VALUE OPPORTUNITIES....       A           93     (111)      (18)     151     (133)      18
EQ/JPMORGAN VALUE OPPORTUNITIES....       B           73      (78)       (5)     110      (59)      51

EQ/LARGE CAP GROWTH INDEX..........       A          252     (236)       16      447     (174)     273
EQ/LARGE CAP GROWTH INDEX..........       B          530     (224)      306      515     (111)     404

EQ/LARGE CAP VALUE INDEX...........       A          183     (205)      (22)     358     (140)     218

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-180

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                   2018                        2017
                                                                        --------------------------  --------------------------
                                                                                            NET                         NET
                                                                         UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                                        ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                                         SHARE CLASS**  (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                                        --------------- ------- -------- ---------- ------- -------- ----------

EQ/LARGE CAP VALUE INDEX...............................        B           386      (98)      288      388     (116)      272

EQ/LAZARD EMERGING MARKETS EQUITY......................        B         8,039     (208)    7,831       --       --        --

EQ/MFS INTERNATIONAL GROWTH............................        A           570     (211)      359      431     (209)      222
EQ/MFS INTERNATIONAL GROWTH............................        B           517     (197)      320      391     (208)      183

EQ/MFS INTERNATIONAL VALUE.............................        B        13,868     (375)   13,493       --       --        --

EQ/MFS TECHNOLOGY......................................        B         1,144      (76)    1,068       --       --        --

EQ/MFS UTILITIES SERIES................................        B         3,148     (100)    3,048       --       --        --

EQ/MID CAP INDEX.......................................        A           493     (499)       (6)     489     (595)     (106)
EQ/MID CAP INDEX.......................................        B           682     (169)      513      565     (168)      397

EQ/MONEY MARKET........................................        A         5,707   (5,736)      (29)   4,821   (7,476)   (2,655)
EQ/MONEY MARKET........................................        B         9,697   (9,868)     (171)   7,210   (7,560)     (350)

EQ/OPPENHEIMER GLOBAL..................................        A           563     (849)     (286)     926     (296)      630
EQ/OPPENHEIMER GLOBAL..................................        B           614     (177)      437      311     (253)       58

EQ/PIMCO GLOBAL REAL RETURN............................        B           709     (291)      418      983     (309)      674

EQ/PIMCO REAL RETURN...................................        B         4,511     (146)    4,365       --       --        --

EQ/PIMCO TOTAL RETURN..................................        B        14,893     (372)   14,521       --       --        --

EQ/PIMCO ULTRA SHORT BOND..............................        A           856     (563)      293      556     (757)     (201)
EQ/PIMCO ULTRA SHORT BOND..............................        B         1,051     (135)      916      427     (232)      195

EQ/QUALITY BOND PLUS...................................        B           659     (867)     (208)     425     (246)      179

EQ/SMALL COMPANY INDEX.................................        A           496     (255)      241      408     (601)     (193)
EQ/SMALL COMPANY INDEX.................................        B           467     (346)      121      391     (114)      277

EQ/T. ROWE PRICE GROWTH STOCK..........................        A           771     (901)     (130)   1,226     (453)      773
EQ/T. ROWE PRICE GROWTH STOCK..........................        B         1,289     (462)      827    1,010     (426)      584

EQ/T. ROWE PRICE HEALTH SCIENCES.......................        B         5,415     (112)    5,303       --       --        --

EQ/UBS GROWTH & INCOME.................................        B            45     (184)     (139)     102     (165)      (63)

FEDERATED HIGH INCOME BOND FUND II.....................  SERVICE CLASS     639     (453)      186      577     (260)      317

FEDERATED KAUFMANN FUND II.............................  SERVICE CLASS     423      (63)      360      194      (46)      148

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO........ SERVICE CLASS 2      4      (19)      (15)      10       (8)        2

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................. SERVICE CLASS 2     --      (36)      (36)      25       (3)       22

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-181

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                   2018                        2017
                                                                        --------------------------  --------------------------
                                                                                            NET                         NET
                                                                         UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                                        ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                                         SHARE CLASS**  (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                                        --------------- ------- -------- ---------- ------- -------- ----------

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................. SERVICE CLASS 2     21       (5)      16         9      (7)        2

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................. SERVICE CLASS 2     21       (5)      16         5      (8)       (3)

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................. SERVICE CLASS 2      9      (15)      (6)        6     (10)       (4)

FIDELITY(R) VIP MID CAP PORTFOLIO...................... SERVICE CLASS 2    544     (444)     100       731    (363)      368

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............. SERVICE CLASS 2  2,260   (1,035)   1,225     2,274    (682)    1,592

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO..........     CLASS I        119      (91)      28       172     (78)       94

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
 PORTFOLIO.............................................     CLASS I        632     (647)     (15)    1,048    (474)      574

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND............     CLASS 2        935     (153)     782       221    (188)       33

FRANKLIN INCOME VIP FUND...............................     CLASS 2        791     (730)      61     1,052    (715)      337

FRANKLIN MUTUAL SHARES VIP FUND........................     CLASS 2         66     (176)    (110)      135    (116)       19

GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND....  COMMON SHARES      90      (66)      24        81     (50)       31

GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND.............  COMMON SHARES       2       (4)      (2)        4     (26)      (22)

HARTFORD CAPITAL APPRECIATION HLS FUND.................       IC           229     (170)      59       334    (128)      206

HARTFORD GROWTH OPPORTUNITIES HLS FUND.................       IC           515     (304)     211       410    (311)       99

INVESCO V.I. AMERICAN FRANCHISE FUND...................    SERIES II         5       (3)       2         3      (6)       (3)

INVESCO V.I. BALANCED-RISK ALLOCATION FUND.............    SERIES II       191     (199)      (8)      276    (196)       80

INVESCO V.I. DIVERSIFIED DIVIDEND FUND.................    SERIES II       219     (717)    (498)      647    (422)      225

INVESCO V.I. EQUITY AND INCOME FUND....................    SERIES II       255      (80)     175       448     (47)      401

INVESCO V.I. HEALTH CARE FUND..........................    SERIES II       165      (63)     102        99     (45)       54

INVESCO V.I. HIGH YIELD FUND...........................    SERIES II     1,102   (1,138)     (36)      725    (642)       83

INVESCO V.I. MID CAP CORE EQUITY FUND..................    SERIES II        49      (67)     (18)       70     (88)      (18)

INVESCO V.I. SMALL CAP EQUITY FUND.....................    SERIES II       231      (87)     144       206    (106)      100

IVY VIP ASSET STRATEGY.................................    CLASS II        229     (355)    (126)      200    (596)     (396)

IVY VIP GLOBAL EQUITY INCOME...........................    CLASS II         26     (114)     (88)       45    (120)      (75)

IVY VIP HIGH INCOME....................................    CLASS II        528     (911)    (383)      858    (645)      213

IVY VIP NATURAL RESOURCES..............................    CLASS II        133     (298)    (165)      191    (271)      (80)

IVY VIP SMALL CAP GROWTH...............................    CLASS II        954     (557)     397       163    (166)       (3)

JANUS HENDERSON BALANCED PORTFOLIO..................... SERVICE SHARES   2,785     (402)   2,383     1,439    (286)    1,153

JANUS HENDERSON FLEXIBLE BOND PORTFOLIO................ SERVICE SHARES     475     (579)    (104)      843    (292)      551

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-182

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                    2018                        2017
                                                                         --------------------------  --------------------------
                                                                                             NET                         NET
                                                                          UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                                         ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                                          SHARE CLASS**  (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                                          -------------- ------- -------- ---------- ------- -------- ----------

JANUS HENDERSON U.S. LOW VOLATILITY PORTFOLIO............ SERVICE SHARES    190     (127)       63      189     (66)      123

JPMORGAN INSURANCE TRUST GLOBAL ALLOCATION PORTFOLIO.....    CLASS 2        573     (220)      353      471     (90)      381

JPMORGAN INSURANCE TRUST INCOME BUILDER PORTFOLIO........    CLASS 2        651     (157)      494      531    (122)      409

LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO......   VC SHARES     2,232   (1,040)    1,192    2,232    (667)    1,565

LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO.......   VC SHARES         7      (39)      (32)      11     (33)      (22)

LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO   VC SHARES        12      (50)      (38)      48     (71)      (23)

MFS(R) INVESTORS TRUST SERIES............................ SERVICE CLASS     126     (116)       10      158     (84)       74

MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO.... SERVICE CLASS      54     (103)      (49)     124     (86)       38

MFS(R) RESEARCH SERIES................................... SERVICE CLASS      51      (18)       33       54     (32)       22

MFS(R) VALUE SERIES...................................... SERVICE CLASS     593     (197)      396      753    (140)      613

MULTIMANAGER AGGRESSIVE EQUITY...........................       B           108     (108)       --       61    (101)      (40)

MULTIMANAGER CORE BOND...................................       B           803   (1,810)   (1,007)   1,231    (480)      751

MULTIMANAGER MID CAP GROWTH..............................       B           686     (297)      389      135    (137)       (2)

MULTIMANAGER MID CAP VALUE...............................       B           301     (346)      (45)      77    (422)     (345)

MULTIMANAGER TECHNOLOGY..................................       B         1,075     (485)      590      714    (238)      476

NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO..........    CLASS S         85      (70)       15      102     (68)       34

NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE STRATEGY
 PORTFOLIO...............................................    CLASS S         75      (25)       50       65     (32)       33

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.......... ADVISOR CLASS     518     (348)      170      367    (499)     (132)

PIMCO EMERGING MARKETS BOND PORTFOLIO.................... ADVISOR CLASS     131     (273)     (142)     251    (247)        4

PIMCO GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)..... ADVISOR CLASS     161      (67)       94      173     (20)      153

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO.... ADVISOR CLASS      38      (30)        8       33     (26)        7

PIMCO INCOME PORTFOLIO................................... ADVISOR CLASS      41       --        41       --      --        --

PROFUND VP BEAR.......................................... COMMON SHARES     574     (543)       31       27     (49)      (22)

PROFUND VP BIOTECHNOLOGY................................. COMMON SHARES      95     (217)     (122)     143    (261)     (118)

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-183

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2018 AND 2017

                                                                                    2018                        2017
                                                                         --------------------------  --------------------------
                                                                                             NET                         NET
                                                                          UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                                         ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                                           SHARE CLASS** (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                                           ------------- ------- -------- ---------- ------- -------- ----------

PUTNAM VT DIVERSIFIED INCOME FUND.........................    CLASS B     1,456     (572)     884       330     (108)     222

PUTNAM VT GLOBAL ASSET ALLOCATION FUND....................    CLASS B       109      (89)      20       168       (7)     161

PUTNAM VT MULTI-ASSET ABSOLUTE RETURN FUND................    CLASS B        82      (76)       6        73      (39)      34

PUTNAM VT RESEARCH FUND...................................    CLASS B        61       (4)      57        30       (5)      25

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO........   CLASS II        19      (27)      (8)       66      (40)      26

SEI VP BALANCED STRATEGY FUND.............................   CLASS III       98      (80)      18       232     (127)     105

SEI VP CONSERVATIVE STRATEGY FUND.........................   CLASS III      228     (259)     (31)      306     (377)     (71)

SEI VP MARKET GROWTH STRATEGY FUND........................   CLASS III       51      (55)      (4)       72     (133)     (61)

SEI VP MARKET PLUS STRATEGY FUND..........................   CLASS III      101      (28)      73        14      (14)      --

SEI VP MODERATE STRATEGY FUND.............................   CLASS III      148      (83)      65        92     (505)    (413)

T. ROWE PRICE EQUITY INCOME PORTFOLIO.....................   CLASS II       406      (59)     347       240      (41)     199

TEMPLETON DEVELOPING MARKETS VIP FUND.....................    CLASS 2       233     (238)      (5)      532   (1,097)    (565)

TEMPLETON FOREIGN VIP FUND................................    CLASS 2        52     (131)     (79)       61     (138)     (77)

TEMPLETON GLOBAL BOND VIP FUND............................    CLASS 2     1,186   (1,501)    (315)    1,289   (1,297)      (8)

TEMPLETON GROWTH VIP FUND.................................    CLASS 2         4      (23)     (19)        2      (16)     (14)

VANECK VIP GLOBAL HARD ASSETS FUND........................    CLASS S       386     (644)    (258)      565     (932)    (367)

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND....... INITIAL CLASS     32      (18)      14        31      (22)       9

-----------
The accompanying notes are an integral part of these financial statements.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
The -- on the Units Issued and Units Redeemed section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

                                    FSA-184

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 70 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 -- Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), AB Variable Product Series Fund, Inc., ALPS Variable Investment Trust, American Century Variable Portfolios, Inc., American Funds Insurance Series(R), AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc., Delaware Variable Insurance Product (VIP)(R) Trust, Eaton Vance Variable Trust, EQ Advisors Trust ("EQAT"), Federated Insurance Series, Fidelity(R) Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Guggenheim Variable Insurance Funds, Hartford, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS(R) Variable Insurance Trusts, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust, ProFunds VP, Putnam Variable Trust, SEI Insurance Products Trust, T. Rowe Price Equity Series, Inc., and VanEck VIP Trust, (collectively, "the Trusts"). The Trusts are open- ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the Variable Investment Options listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
  .   Invesco V.I. American Franchise Fund
  .   Invesco V.I. Balanced-Risk Allocation Fund
  .   Invesco V.I. Diversified Dividend Fund
  .   Invesco V.I. Equity and Income Fund
  .   Invesco V.I. Health Care Fund/(1)/
  .   Invesco V.I. High Yield Fund
  .   Invesco V.I. Mid Cap Core Equity Fund
  .   Invesco V.I. Small Cap Equity Fund

     AB VARIABLE PRODUCT SERIES FUND, INC.*
  .   AB VPS Balanced Wealth Strategy Portfolio
  .   AB VPS Global Thematic Growth Portfolio
  .   AB VPS Growth and Income Portfolio
  .   AB VPS International Growth Portfolio
  .   AB VPS Real Estate Investment Portfolio
  .   AB VPS Small/Mid Cap Value Portfolio

     ALPS VARIABLE INVESTMENT TRUST
  .   ALPS I Red Rocks Listed Private Equity Portfolio

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  .   American Century VP Inflation Protection Fund
  .   American Century VP Large Company Value

     AMERICAN FUNDS INSURANCE SERIES(R)
  .   American Funds Insurance Series(R) Asset Allocation Fund/SM/
  .   American Funds Insurance Series(R) Bond Fund/SM/
  .   American Funds Insurance Series(R) Global Growth Fund/SM/
  .   American Funds Insurance Series(R) Global Small Capitalization Fund/SM/
  .   American Funds Insurance Series(R) Growth-Income Fund/SM/
  .   American Funds Insurance Series(R) International Growth and Income
      Fund/SM/
  .   American Funds Insurance Series(R) Managed Risk Asset Allocation Fund/SM/
  .   American Funds Insurance Series(R) New World Fund(R)

     AXA PREMIER VIP TRUST*
  .   AXA Aggressive Allocation
  .   AXA Moderate Allocation
  .   AXA Moderate-Plus Allocation
  .   Charter/SM/ Aggressive Growth
  .   Charter/SM/ Conservative
  .   Charter/SM/ Growth
  .   Charter/SM/ Moderate
  .   Charter/SM/ Moderate Growth
  .   Charter/SM/ Multi-Sector Bond
  .   Charter/SM/ Small Cap Growth
  .   Charter/SM/ Small Cap Value

     BLACKROCK VARIABLE SERIES FUNDS, INC.
  .   BlackRock Global Allocation V.I. Fund
  .   BlackRock Large Cap Focus Growth V.I. Fund

     DELAWARE VARIABLE INSURANCE PRODUCT (VIP)(R) TRUST
  .   Delaware VIP(R) Diversified Income Series
  .   Delaware VIP(R) Emerging Markets Series
  .   Delaware VIP(R) Limited-Term Diversified Income Series

     EATON VANCE VARIABLE TRUST
  .   Eaton Vance VT Floating-Rate Income Fund

                                    FSA-185

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

1. Organization (Continued)


     EQ ADVISORS TRUST*
  .   1290 VT Convertible Securities
  .   1290 VT DoubleLine Dynamic Allocation
  .   1290 VT DoubleLine Opportunistic Bond
  .   1290 VT Energy
  .   1290 VT Equity Income
  .   1290 VT GAMCO Mergers & Acquisitions
  .   1290 VT GAMCO Small Company Value
  .   1290 VT High Yield Bond
  .   1290 VT Low Volatility Global Equity
  .   1290 VT Micro Cap
  .   1290 VT Multi-Alternative Strategies
  .   1290 VT Natural Resources
  .   1290 VT Real Estate
  .   1290 VT Small Cap Value
  .   1290 VT SmartBeta Equity
  .   1290 VT Socially Responsible
  .   All Asset Growth-Alt 20
  .   AXA 400 Managed Volatility
  .   AXA 500 Managed Volatility
  .   AXA 2000 Managed Volatility
  .   AXA Aggressive Strategy
  .   AXA Balanced Strategy
  .   AXA Conservative Growth Strategy
  .   AXA Conservative Strategy
  .   AXA Global Equity Managed Volatility
  .   AXA Growth Strategy
  .   AXA International Core Managed Volatility
  .   AXA International Managed Volatility
  .   AXA International Value Managed Volatility
  .   AXA Large Cap Core Managed Volatility
  .   AXA Large Cap Growth Managed Volatility
  .   AXA Large Cap Value Managed Volatility
  .   AXA Mid Cap Value Managed Volatility
  .   AXA Moderate Growth Strategy
  .   AXA Ultra Conservative Strategy
  .   AXA/AB Dynamic Aggressive Growth
  .   AXA/AB Dynamic Growth
  .   AXA/AB Dynamic Moderate Growth
  .   AXA/AB Short Duration Government Bond
  .   AXA/AB Small Cap Growth
  .   AXA/ClearBridge Large Cap Growth
  .   AXA/Franklin Balanced Managed Volatility
  .   AXA/Franklin Small Cap Value Managed Volatility
  .   AXA/Franklin Templeton Allocation Managed Volatility
  .   AXA/Goldman Sachs Strategic Allocation
  .   AXA/Invesco Strategic Allocation
  .   AXA/Janus Enterprise
  .   AXA/JPMorgan Strategic Allocation
  .   AXA/Legg Mason Strategic Allocation
  .   AXA/Loomis Sayles Growth
  .   AXA/Templeton Global Equity Managed Volatility
  .   EQ/American Century Mid Cap Value
  .   EQ/BlackRock Basic Value Equity
  .   EQ/Capital Guardian Research
  .   EQ/ClearBridge Select Equity Managed Volatility/(2)/
  .   EQ/Common Stock Index
  .   EQ/Core Bond Index
  .   EQ/Emerging Markets Equity PLUS
  .   EQ/Equity 500 Index
  .   EQ/Fidelity Institutional AM/SM/ Large Cap
  .   EQ/Franklin Rising Dividends
  .   EQ/Franklin Strategic Income
  .   EQ/Global Bond PLUS
  .   EQ/Goldman Sachs Mid Cap Value
  .   EQ/Intermediate Government Bond
  .   EQ/International Equity Index
  .   EQ/Invesco Comstock
  .   EQ/Invesco Global Real Estate
  .   EQ/Invesco International Growth
  .   EQ/Ivy Energy
  .   EQ/Ivy Mid Cap Growth
  .   EQ/Ivy Science and Technology
  .   EQ/JPMorgan Value Opportunities
  .   EQ/Large Cap Growth Index
  .   EQ/Large Cap Value Index
  .   EQ/Lazard Emerging Markets Equity
  .   EQ/MFS International Growth
  .   EQ/MFS International Value
  .   EQ/MFS Technology
  .   EQ/MFS Utilities Series
  .   EQ/Mid Cap Index
  .   EQ/Money Market
  .   EQ/Oppenheimer Global
  .   EQ/PIMCO Global Real Return
  .   EQ/PIMCO Real Return
  .   EQ/PIMCO Total Return
  .   EQ/PIMCO Ultra Short Bond
  .   EQ/Quality Bond PLUS
  .   EQ/Small Company Index
  .   EQ/T. Rowe Price Growth Stock
  .   EQ/T. Rowe Price Health Sciences
  .   EQ/UBS Growth & Income
  .   Multimanager Aggressive Equity
  .   Multimanager Core Bond
  .   Multimanager Mid Cap Growth
  .   Multimanager Mid Cap Value
  .   Multimanager Technology

     FEDERATED INSURANCE SERIES
  .   Federated High Income Bond Fund II
  .   Federated Kaufmann Fund II

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
  .   Fidelity(R) VIP Asset Manager: Growth Portfolio
  .   Fidelity(R) VIP Freedom 2015 Portfolio
  .   Fidelity(R) VIP Freedom 2020 Portfolio
  .   Fidelity(R) VIP Freedom 2025 Portfolio
  .   Fidelity(R) VIP Freedom 2030 Portfolio
  .   Fidelity(R) VIP Mid Cap Portfolio
  .   Fidelity(R) VIP Strategic Income Portfolio

                                    FSA-186

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

1. Organization (Continued)


     FIRST TRUST VARIABLE INSURANCE TRUST
  .   First Trust Multi Income Allocation Portfolio
  .   First Trust/Dow Jones Dividend & Income Allocation Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  .   Franklin Founding Funds Allocation VIP Fund
  .   Franklin Income VIP Fund
  .   Franklin Mutual Shares VIP Fund
  .   Templeton Developing Markets VIP Fund
  .   Templeton Foreign VIP Fund
  .   Templeton Global Bond VIP Fund
  .   Templeton Growth VIP Fund

     GUGGENHEIM VARIABLE INSURANCE FUNDS
  .   Guggenheim VIF Global Managed Futures Strategy Fund
  .   Guggenheim VIF Multi-Hedge Strategies Fund

     HARTFORD
  .   Hartford Capital Appreciation HLS Fund
  .   Hartford Growth Opportunities HLS Fund

     IVY VARIABLE INSURANCE PORTFOLIOS
  .   Ivy VIP Asset Strategy
  .   Ivy VIP Global Equity Income/(3)/
  .   Ivy VIP High Income
  .   Ivy VIP Natural Resources
  .   Ivy VIP Small Cap Growth

     JANUS ASPEN SERIES
  .   Janus Henderson Balanced Portfolio
  .   Janus Henderson Flexible Bond Portfolio
  .   Janus Henderson U.S. Low Volatility Portfolio

     JPMORGAN INSURANCE TRUST
  .   JPMorgan Insurance Trust Global Allocation Portfolio
  .   JPMorgan Insurance Trust Income Builder Portfolio

     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  .   ClearBridge Variable Aggressive Growth Portfolio
  .   ClearBridge Variable Appreciation Portfolio
  .   ClearBridge Variable Dividend Strategy Portfolio
  .   ClearBridge Variable Mid Cap Portfolio
  .   QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

     LORD ABBETT SERIES FUND, INC.
  .   Lord Abbett Series Fund -- Bond Debenture Portfolio
  .   Lord Abbett Series Fund -- Classic Stock Portfolio
  .   Lord Abbett Series Fund -- Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUSTS
  .   MFS(R) Investors Trust Series
  .   MFS(R) Massachusetts Investors Growth Stock Portfolio
  .   MFS(R) Research Series
  .   MFS(R) Value Series

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  .   Neuberger Berman International Equity Portfolio
  .   Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio

     NORTHERN LIGHTS VARIABLE TRUST
  .   7Twelve/TM/ Balanced Portfolio

     PIMCO VARIABLE INSURANCE TRUST
  .   PIMCO CommodityRealReturn(R) Strategy Portfolio
  .   PIMCO Emerging Markets Bond Portfolio
  .   PIMCO Global Bond Opportunities Portfolio (Unhedged)/(4)/
  .   PIMCO Global Multi-Asset Managed Allocation Portfolio
  .   PIMCO Income Portfolio

     PROFUNDS VP
  .   ProFund VP Bear
  .   ProFund VP Biotechnology

     PUTNAM VARIABLE TRUST
  .   Putnam VT Diversified Income Fund
  .   Putnam VT Global Asset Allocation Fund
  .   Putnam VT Multi-Asset Absolute Return Fund/(5)/
  .   Putnam VT Research Fund

     SEI INSURANCE PRODUCTS TRUST
  .   SEI VP Balanced Strategy Fund
  .   SEI VP Conservative Strategy Fund
  .   SEI VP Market Growth Strategy Fund
  .   SEI VP Market Plus Strategy Fund
  .   SEI VP Moderate Strategy Fund

     T. ROWE PRICE EQUITY SERIES, INC.
  .   T. Rowe Price Equity Income Portfolio

     VANECK VIP TRUST
  .   VanEck VIP Global Hard Assets Fund
  .   VanEck VIP Unconstrained Emerging Markets Bond Fund

   (1)Formerly known as Invesco V.I. Global Healthcare Fund.
   (2)Formerly known as AXA/Mutual Large Cap Equity Managed Volatility.
   (3)Formerly known as Ivy VIP Dividend Opportunities.

   (4)Formerly known as PIMCO Global Bond Portfolio (Unhedged).
   (5)Formerly known as Putnam VT Absolute Return 500.


   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

                                    FSA-187

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

1. Organization (Concluded)



   The Account is used to fund benefits for variable annuities issued by AXA Equitable for the Accumulator and the Retirement Cornerstone Series (collectively, the "Contracts"). These annuities in the Accumulator Series, Investment Edge and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity for after-tax contributions only, or when used as an investment vehicle for certain qualified plans, an individual retirement annuity or a tax-shelter annuity. The Accumulator and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and net realized gain distributions from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Net realized gain (loss ) on investments are gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis).

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46.

                                    FSA-188

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

2. Significant Accounting Policies (Concluded)


   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account and the fixed maturity options of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between level 1, level 2 and level 3 during the year.

4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2018 were as follows:

                                                                        PURCHASES     SALES
                                                                       ----------- -----------
1290 VT Convertible Securities........................................ $ 2,811,177 $   795,380
1290 VT DoubleLine Dynamic Allocation.................................   1,376,858   1,718,955
1290 VT DoubleLine Opportunistic Bond.................................   6,985,217   2,971,324
1290 VT Energy........................................................   1,068,725     840,075
1290 VT Equity Income.................................................  10,784,571   6,362,331
1290 VT GAMCO Mergers & Acquisitions..................................   3,307,178   2,442,512
1290 VT GAMCO Small Company Value.....................................  38,039,049  30,354,908
1290 VT High Yield Bond...............................................   4,678,473   3,247,979
1290 VT Low Volatility Global Equity..................................   1,310,044     358,856

                                    FSA-189

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

4. Purchases and Sales of Portfolios (Continued)

                                                                               PURCHASES       SALES
                                                                             -------------- ------------
1290 VT Micro Cap........................................................... $       76,018 $      1,325
1290 VT Multi-Alternative Strategies........................................         14,471           12
1290 VT Natural Resources...................................................      1,850,170    1,216,259
1290 VT Real Estate.........................................................      1,888,810    1,995,275
1290 VT Small Cap Value.....................................................        123,871          130
1290 VT SmartBeta Equity....................................................      2,205,139      307,803
1290 VT Socially Responsible................................................      3,202,739      756,790
7Twelve/TM/ Balanced Portfolio..............................................      3,398,630   13,475,583
AB VPS Balanced Wealth Strategy Portfolio...................................        681,307      774,283
AB VPS Global Thematic Growth Portfolio.....................................        597,142      295,163
AB VPS Growth and Income Portfolio..........................................      7,179,689      825,011
AB VPS International Growth Portfolio.......................................      1,292,617    2,150,476
AB VPS Real Estate Investment Portfolio.....................................      1,644,582      982,811
AB VPS Small/Mid Cap Value Portfolio........................................      2,177,075      849,890
All Asset Growth-Alt 20.....................................................      5,253,601    4,993,261
ALPS | Red Rocks Listed Private Equity Portfolio............................      1,985,937      651,196
American Century VP Inflation Protection Fund...............................      2,704,537      715,590
American Century VP Large Company Value.....................................        254,115      639,209
American Funds Insurance Series(R) Asset Allocation Fund/SM/................     33,505,611    6,737,782
American Funds Insurance Series(R) Bond Fund/SM/............................      4,382,234    9,216,076
American Funds Insurance Series(R) Global Growth Fund/SM/...................      8,175,240    2,999,395
American Funds Insurance Series(R) Global Small Capitalization Fund/SM/.....      5,002,583    1,937,745
American Funds Insurance Series(R) Growth-Income Fund/SM/...................     11,218,704    1,924,509
American Funds Insurance Series(R) International Growth and Income Fund/SM/.      2,877,302      575,459
American Funds Insurance Series(R) Managed Risk Asset Allocation Fund/SM/...      1,251,029    1,712,304
American Funds Insurance Series(R) New World Fund(R)........................     14,093,735    5,684,139
AXA 400 Managed Volatility..................................................      9,028,805   15,896,853
AXA 500 Managed Volatility..................................................     12,125,415   39,070,398
AXA 2000 Managed Volatility.................................................     11,371,111   16,773,721
AXA Aggressive Allocation...................................................      6,981,053    4,350,592
AXA Aggressive Strategy.....................................................    574,234,490  341,313,856
AXA Balanced Strategy.......................................................    284,005,590  421,324,093
AXA Conservative Growth Strategy............................................    144,339,993  258,350,833
AXA Conservative Strategy...................................................    142,423,797  240,862,101
AXA Global Equity Managed Volatility........................................      2,207,194    3,765,131
AXA Growth Strategy.........................................................    499,832,813  442,062,304
AXA International Core Managed Volatility...................................      2,183,142    2,884,295
AXA International Managed Volatility........................................      9,902,885   19,087,871
AXA International Value Managed Volatility..................................        116,496      639,965
AXA Large Cap Core Managed Volatility.......................................      1,223,384    2,513,548
AXA Large Cap Growth Managed Volatility.....................................      4,693,826    6,891,595
AXA Large Cap Value Managed Volatility......................................      3,951,688    5,363,658
AXA Mid Cap Value Managed Volatility........................................      3,001,118    3,432,817
AXA Moderate Allocation.....................................................     39,897,464   18,670,743
AXA Moderate Growth Strategy................................................    533,684,663  768,718,037
AXA Moderate-Plus Allocation................................................     16,387,016    9,131,829
AXA Ultra Conservative Strategy.............................................  1,051,823,845   99,828,725
AXA/AB Dynamic Aggressive Growth............................................     91,491,550    1,154,217
AXA/AB Dynamic Growth.......................................................    144,079,029   21,705,709
AXA/AB Dynamic Moderate Growth..............................................    215,538,337  431,091,509
AXA/AB Short Duration Government Bond.......................................      1,646,636      511,157
AXA/AB Small Cap Growth.....................................................     25,953,032   16,783,130
AXA/ClearBridge Large Cap Growth............................................     10,112,452   14,850,000

                                    FSA-190

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

4. Purchases and Sales of Portfolios (Continued)

                                                                            PURCHASES      SALES
                                                                           ------------ -----------
AXA/Franklin Balanced Managed Volatility.................................. $  3,119,800 $13,420,998
AXA/Franklin Small Cap Value Managed Volatility...........................    2,167,543   2,953,275
AXA/Franklin Templeton Allocation Managed Volatility......................    3,447,784   2,847,343
AXA/Goldman Sachs Strategic Allocation....................................   97,210,514  14,579,115
AXA/Invesco Strategic Allocation..........................................   45,906,643   9,142,895
AXA/Janus Enterprise......................................................   11,387,935   9,259,008
AXA/JPMorgan Strategic Allocation.........................................   74,148,099   1,005,098
AXA/Legg Mason Strategic Allocation.......................................   57,949,908   4,493,613
AXA/Loomis Sayles Growth .................................................   27,336,429  12,325,417
AXA/Templeton Global Equity Managed Volatility............................    3,506,701   3,895,780
BlackRock Global Allocation V.I. Fund.....................................   18,189,404  20,296,961
BlackRock Large Cap Focus Growth V.I. Fund................................   29,290,244   9,999,003
Charter/SM/ Aggressive Growth.............................................    3,198,961   1,695,718
Charter/SM/ Conservative..................................................    8,835,558   6,318,353
Charter/SM/ Growth........................................................    4,222,176   1,117,045
Charter/SM/ Moderate......................................................    6,186,176   4,388,136
Charter/SM/ Moderate Growth...............................................   11,108,966   4,332,853
Charter/SM/ Multi-Sector Bond.............................................      156,083     468,094
Charter/SM/ Small Cap Growth..............................................    4,064,469   3,528,156
Charter/SM/ Small Cap Value...............................................    9,050,235   5,571,632
ClearBridge Variable Aggressive Growth Portfolio..........................    7,561,666   6,685,541
ClearBridge Variable Appreciation Portfolio...............................    3,190,639   1,164,489
ClearBridge Variable Dividend Strategy Portfolio..........................    9,155,846   3,949,034
ClearBridge Variable Mid Cap Portfolio....................................      636,959     255,554
Delaware VIP(R) Diversified Income Series.................................    4,048,765   2,128,659
Delaware VIP(R) Emerging Markets Series...................................    2,731,598     675,042
Delaware VIP(R) Limited-Term Diversified Income Series....................    2,846,979   2,939,658
Eaton Vance VT Floating-Rate Income Fund..................................   25,850,738   6,111,809
EQ/American Century Mid Cap Value.........................................  143,811,202   3,123,438
EQ/BlackRock Basic Value Equity...........................................   25,689,018  20,692,082
EQ/Capital Guardian Research..............................................    3,302,997   4,074,149
EQ/ClearBridge Select Equity Managed Volatility...........................    3,071,964     621,343
EQ/Common Stock Index.....................................................   18,663,067   6,980,985
EQ/Core Bond Index........................................................   33,846,948  62,648,242
EQ/Emerging Markets Equity PLUS...........................................    4,357,323   2,860,611
EQ/Equity 500 Index.......................................................   75,144,589  37,028,463
EQ/Fidelity Institutional AM/SM/ Large Cap................................  175,809,025   4,927,467
EQ/Franklin Rising Dividends..............................................   84,089,620   2,357,898
EQ/Franklin Strategic Income..............................................   59,494,085   1,698,662
EQ/Global Bond PLUS.......................................................      992,180   2,174,643
EQ/Goldman Sachs Mid Cap Value............................................   27,551,443     803,846
EQ/Intermediate Government Bond...........................................   16,805,744  28,191,198
EQ/International Equity Index.............................................   13,256,939  10,764,135
EQ/Invesco Comstock.......................................................   17,826,579   7,364,294
EQ/Invesco Global Real Estate.............................................   70,168,186   2,447,662
EQ/Invesco International Growth...........................................   45,892,862   1,512,394
EQ/Ivy Energy.............................................................   32,801,731   1,205,262
EQ/Ivy Mid Cap Growth.....................................................   63,841,470   1,412,158
EQ/Ivy Science and Technology.............................................   90,688,115   1,708,043
EQ/JPMorgan Value Opportunities...........................................    5,661,830   4,959,414
EQ/Large Cap Growth Index.................................................   20,279,208  11,242,926
EQ/Large Cap Value Index..................................................   11,710,112   6,492,724
EQ/Lazard Emerging Markets Equity.........................................   83,082,334   2,400,239
EQ/MFS International Growth...............................................   21,360,316   7,083,166

                                    FSA-191

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

4. Purchases and Sales of Portfolios (Continued)

                                                               PURCHASES      SALES
                                                              ------------ ------------
EQ/MFS International Value................................... $228,177,028 $  6,845,868
EQ/MFS Technology............................................   39,607,432    2,550,160
EQ/MFS Utilities Series......................................   53,895,983    1,669,915
EQ/Mid Cap Index.............................................   30,066,655   17,016,528
EQ/Money Market..............................................  146,600,448  148,847,789
EQ/Oppenheimer Global........................................   22,430,950   22,002,625
EQ/PIMCO Global Real Return..................................    8,062,534    3,355,388
EQ/PIMCO Real Return.........................................   50,397,544    1,771,974
EQ/PIMCO Total Return........................................  169,064,471    4,743,375
EQ/PIMCO Ultra Short Bond....................................   19,420,609    7,132,364
EQ/Quality Bond PLUS.........................................    9,279,432   11,205,916
EQ/Small Company Index.......................................   25,998,872   12,100,123
EQ/T. Rowe Price Growth Stock................................   60,712,615   38,721,133
EQ/T. Rowe Price Health Sciences.............................  165,389,979    3,845,479
EQ/UBS Growth & Income.......................................    1,067,105    1,509,933
Federated High Income Bond Fund II...........................    8,696,635    5,328,136
Federated Kaufmann Fund II...................................    7,040,298    1,133,766
Fidelity(R) VIP Asset Manager: Growth Portfolio..............      119,345      340,915
Fidelity(R) VIP Freedom 2015 Portfolio.......................       30,614      528,256
Fidelity(R) VIP Freedom 2020 Portfolio.......................      361,164       85,840
Fidelity(R) VIP Freedom 2025 Portfolio.......................      370,251       91,515
Fidelity(R) VIP Freedom 2030 Portfolio.......................      167,677      257,743
Fidelity(R) VIP Mid Cap Portfolio............................   16,868,660   10,461,680
Fidelity(R) VIP Strategic Income Portfolio...................   31,257,485   14,454,401
First Trust Multi Income Allocation Portfolio................    1,380,303    1,033,037
First Trust/Dow Jones Dividend & Income Allocation Portfolio.    9,686,615    9,783,993
Franklin Founding Funds Allocation VIP Fund..................   14,237,497    2,586,497
Franklin Income VIP Fund.....................................   14,490,429   11,564,637
Franklin Mutual Shares VIP Fund..............................    1,675,011    3,141,542
Guggenheim VIF Global Managed Futures Strategy Fund..........      765,950      599,038
Guggenheim VIF Multi-Hedge Strategies Fund...................       20,918       52,639
Hartford Capital Appreciation HLS Fund.......................    4,895,552    2,385,266
Hartford Growth Opportunities HLS Fund.......................   13,189,201    5,304,984
Invesco V.I. American Franchise Fund.........................      175,107       94,777
Invesco V.I. Balanced-Risk Allocation Fund...................    3,190,481    2,338,940
Invesco V.I. Diversified Dividend Fund.......................    8,391,986   15,361,788
Invesco V.I. Equity and Income Fund..........................    4,055,060    1,153,744
Invesco V.I. Health Care Fund................................    2,464,309      778,938
Invesco V.I. High Yield Fund.................................   14,939,236   13,937,810
Invesco V.I. Mid Cap Core Equity Fund........................    2,674,903    1,367,268
Invesco V.I. Small Cap Equity Fund...........................    5,069,396    2,015,798
Ivy VIP Asset Strategy.......................................    4,692,805    4,759,045
Ivy VIP Global Equity Income.................................    1,907,252    2,377,634
Ivy VIP High Income..........................................   17,502,861   17,591,345
Ivy VIP Natural Resources....................................    1,042,370    2,375,082
Ivy VIP Small Cap Growth.....................................   21,442,555    9,812,371
Janus Henderson Balanced Portfolio...........................   38,786,145    6,078,522
Janus Henderson Flexible Bond Portfolio......................    5,518,247    6,230,533
Janus Henderson U.S. Low Volatility Portfolio................    2,913,213    1,896,763
JPMorgan Insurance Trust Global Allocation Portfolio.........    6,762,233    2,783,827
JPMorgan Insurance Trust Income Builder Portfolio............    7,327,003    1,974,064
Lord Abbett Series Fund -- Bond Debenture Portfolio..........   36,613,087   15,406,466
Lord Abbett Series Fund -- Classic Stock Portfolio...........      807,354      738,021
Lord Abbett Series Fund -- Growth Opportunities Portfolio....    1,178,661      936,136

                                    FSA-192

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

4. Purchases and Sales of Portfolios (Concluded)

                                                                 PURCHASES     SALES
                                                                ----------- -----------
MFS(R) Investors Trust Series.................................. $ 2,597,415 $ 2,523,438
MFS(R) Massachusetts Investors Growth Stock Portfolio..........   2,278,252   2,773,519
MFS(R) Research Series.........................................     990,892     296,720
MFS(R) Value Series............................................   9,882,258   2,882,208
Multimanager Aggressive Equity.................................   6,103,885   4,556,119
Multimanager Core Bond.........................................  13,991,295  26,056,138
Multimanager Mid Cap Growth....................................  20,719,188   7,905,298
Multimanager Mid Cap Value.....................................   8,140,185   8,379,908
Multimanager Technology........................................  25,983,138  11,391,841
Neuberger Berman International Equity Portfolio................     933,442     813,241
Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio.     786,787     267,241
PIMCO CommodityRealReturn(R) Strategy Portfolio................   3,933,121   2,557,602
PIMCO Emerging Markets Bond Portfolio..........................   2,347,821   3,864,766
PIMCO Global Bond Opportunities Portfolio (Unhedged)...........   1,945,840     718,474
PIMCO Global Multi-Asset Managed Allocation Portfolio..........     574,849     364,764
PIMCO Income Portfolio.........................................     415,075         338
ProFund VP Bear................................................   1,277,829   1,206,085
ProFund VP Biotechnology.......................................   3,292,296   7,919,411
Putnam VT Diversified Income Fund..............................  15,636,149   6,111,764
Putnam VT Global Asset Allocation Fund.........................   1,680,674   1,082,589
Putnam VT Multi-Asset Absolute Return Fund.....................     917,592     789,299
Putnam VT Research Fund........................................     801,121      65,872
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio.............     267,514     318,076
SEI VP Balanced Strategy Fund..................................   1,372,767     996,931
SEI VP Conservative Strategy Fund..............................   2,711,507   2,851,762
SEI VP Market Growth Strategy Fund.............................     782,553     703,439
SEI VP Market Plus Strategy Fund...............................   1,254,449     360,042
SEI VP Moderate Strategy Fund..................................   2,034,951   1,011,068
T. Rowe Price Equity Income Portfolio..........................   6,224,025     894,520
Templeton Developing Markets VIP Fund..........................   3,002,915   2,927,345
Templeton Foreign VIP Fund.....................................     882,519   1,715,782
Templeton Global Bond VIP Fund.................................  12,961,778  19,601,807
Templeton Growth VIP Fund......................................     246,312     402,154
VanEck VIP Global Hard Assets Fund.............................   2,955,265   5,355,555
VanEck VIP Unconstrained Emerging Markets Bond Fund............     377,867     194,525

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT and VIP issue Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management, advisory services, administration and other Portfolio expenses. Class A and Class B are also subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by the EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of EQAT and VIP. FMG LLC either (1) directly manages the Portfolios or
   (2) contracts with and oversees the activities of the investment sub-advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those sub-advisors. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios of EQAT and VIP, and pays fees to the sub-advisors for sub-advisory services to the respective Portfolios. FMG LLC also serves as administrator of the Portfolios of EQAT

                                    FSA-193

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

5. Expenses and Related Party Transactions (Concluded)

   and VIP. As the administrator, FMG LLC either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. FMG LLC receives administrative fees for services performed in its capacity as administrator of the Portfolios of EQAT and VIP. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.57% to a high of 1.65% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options' investment in the Portfolios. These fees and payments range from 0.20% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or subadvisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein serves as an investment advisor for a number of Portfolios in EQAT and VIP, 1290 VT Natural Resources, 1290 VT Real Estate, AXA/AB Dynamic Aggressive Growth, AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/AB Short Duration Government Bond, AXA/AB Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/ Mid Cap Index and EQ/Small Company Index as well as a portion of AXA Large Cap Value Managed Volatility, EQ/ Emerging Markets Equity PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity and Multimanager Mid Cap Growth, Multimanager Technology. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable Holdings, Inc.

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

6. Reorganizations

   In October 2018, AXA Equitable replaced certain portfolios (each a "Substituted Portfolio" and together, the "Substituted Portfolios") which were offered for certain variable annuity contracts and/or variable life insurance contracts with new and substantially similar portfolios (each a "Replacement Portfolio" and together, the "Replacement Portfolios"). Correspondingly, the Variable Investment Options that invested in the Substituted Portfolios were replaced with the Variable Investment Options that invest in the Replacement Portfolios.

------------------------------------------------------------------------------------------------
                                SUBSTITUTED PORTFOLIO                  REPLACEMENT PORTFOLIO
------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               AMERICAN CENTURY VP MID CAP VALUE FUND EQ/AMERICAN CENTURY MID
                                                                       CAP VALUE
------------------------------------------------------------------------------------------------
Share Class                     CLASS II                               CLASS B
Shares                             6,838,886                              6,838,886
Net Asset Value                 $      20.52                           $      20.52
Net Assets Before Substitution  $140,333,940                           $         --
Net Assets After Substitution   $         --                           $140,333,940
Realized Gain                   $  3,692,050
------------------------------------------------------------------------------------------------

                                    FSA-194

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

6. Reorganizations (Continued)

----------------------------------------------------------------------------------------------------------
                                SUBSTITUTED PORTFOLIO                   REPLACEMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO EQ/FIDELITY INSTITUTIONAL AM/SM/
                                                                        LARGE CAP
----------------------------------------------------------------------------------------------------------
Share Class                     SERVICE CLASS 2                         CLASS B
Shares                             4,994,898                               4,994,898
Net Asset Value                 $      34.69                            $      34.69
Net Assets Before Substitution  $173,273,002                            $         --
Net Assets After Substitution   $         --                            $173,273,002
Realized Gain                   $  8,747,063
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               FRANKLIN RISING DIVIDENDS VIP FUND      EQ/FRANKLIN RISING DIVIDENDS
----------------------------------------------------------------------------------------------------------
Share Class                     CLASS 2                                 CLASS B
Shares                             2,997,007                               2,997,007
Net Asset Value                 $      27.02                            $      27.02
Net Assets Before Substitution  $ 80,974,037                            $         --
Net Assets After Substitution   $         --                            $ 80,974,037
Realized Gain                   $  2,872,247
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               FRANKLIN STRATEGIC INCOME VIP FUND      EQ/FRANKLIN STRATEGIC INCOME
----------------------------------------------------------------------------------------------------------
Share Class                     CLASS 2                                 CLASS B
Shares                             5,548,464                               5,548,464
Net Asset Value                 $      10.42                            $      10.42
Net Assets Before Substitution  $ 57,824,432                            $         --
Net Assets After Substitution   $         --                            $ 57,824,432
Realized Loss                   $ (3,259,661)
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               GOLDMAN SACHS VIT MID CAP VALUE FUND    EQ/GOLDMAN SACHS MID CAP VALUE
----------------------------------------------------------------------------------------------------------
Share Class                     SERVICE SHARES                          CLASS B
Shares                             1,631,102                               1,631,102
Net Asset Value                 $      16.69                            $      16.69
Net Assets Before Substitution  $ 27,223,099                            $         --
Net Assets After Substitution   $         --                            $ 27,223,099
Realized Loss                   $   (385,131)
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               INVESCO V.I. GLOBAL REAL ESTATE FUND    EQ/INVESCO GLOBAL REAL ESTATE
----------------------------------------------------------------------------------------------------------
Share Class                     SERIES II                               CLASS B
Shares                             4,550,998                               4,550,998
Net Asset Value                 $      15.23                            $      15.23
Net Assets Before Substitution  $ 69,311,696                            $         --
Net Assets After Substitution   $         --                            $ 69,311,696
Realized Loss                   $ (4,069,876)
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               INVESCO V.I. INTERNATIONAL GROWTH FUND  EQ/INVESCO INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------
Share Class                     SERIES II                               CLASS B
Shares                             1,313,147                               1,313,147
Net Asset Value                 $      34.38                            $      34.38
Net Assets Before Substitution  $ 45,145,982                            $         --
Net Assets After Substitution   $         --                            $ 45,145,982
Realized Gain                   $     21,414
----------------------------------------------------------------------------------------------------------

                                    FSA-195

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

6. Reorganizations (Continued)

----------------------------------------------------------------------------------------------------
                                SUBSTITUTED PORTFOLIO                REPLACEMENT PORTFOLIO
----------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               IVY VIP ENERGY                       EQ/IVY ENERGY
----------------------------------------------------------------------------------------------------
Share Class                     CLASS II                             CLASS B
Shares                                5,503,081                           5,503,081
Net Asset Value                 $          5.72                      $         5.72
Net Assets Before Substitution  $    31,473,771                      $           --
Net Assets After Substitution   $            --                      $   31,473,771
Realized Loss                   $    (1,152,224)
----------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               IVY VIP MID CAP GROWTH               EQ/IVY MID CAP GROWTH
----------------------------------------------------------------------------------------------------
Share Class                     CLASS II                             CLASS B
Shares                                5,161,590                           5,161,590
Net Asset Value                 $         12.14                      $        12.14
Net Assets Before Substitution  $    62,672,021                      $           --
Net Assets After Substitution   $            --                      $   62,672,021
Realized Gain                   $     8,759,129
----------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               IVY VIP SCIENCE AND TECHNOLOGY       EQ/IVY SCIENCE AND TECHNOLOGY
----------------------------------------------------------------------------------------------------
Share Class                     CLASS II                             CLASS B
Shares                                3,065,415                           3,065,415
Net Asset Value                 $         28.96                      $        28.96
Net Assets Before Substitution  $    88,786,081                      $           --
Net Assets After Substitution   $            --                      $   88,786,081
Realized Gain                   $    12,947,250
----------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               LAZARD RETIREMENT EMERGING           EQ/LAZARD EMERGING MARKETS
                                MARKETS EQUITY PORTFOLIO             EQUITY
----------------------------------------------------------------------------------------------------
Share Class                     SERVICE SHARES                       CLASS B
Shares                                4,204,821                           4,204,821
Net Asset Value                 $         19.44                      $        19.44
Net Assets Before Substitution  $    81,741,720                      $           --
Net Assets After Substitution   $            --                      $   81,741,720
Realized Loss                   $    (4,550,394)
----------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               MFS(R) INTERNATIONAL VALUE PORTFOLIO EQ/MFS INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------
Share Class                     SERVICE CLASS                        CLASS B
Shares                                8,724,199                           8,724,199
Net Asset Value                 $         25.69                      $        25.69
Net Assets Before Substitution  $   224,124,665                      $           --
Net Assets After Substitution   $            --                      $  224,124,665
Realized Gain                   $    21,786,071
----------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               MFS(R) TECHNOLOGY PORTFOLIO          EQ/MFS TECHNOLOGY
----------------------------------------------------------------------------------------------------
Share Class                     SERVICE CLASS                        CLASS B
Shares                                2,094,304                           2,094,304
Net Asset Value                 $         18.36                      $        18.36
Net Assets Before Substitution  $    38,451,421                      $           --
Net Assets After Substitution   $            --                      $   38,451,421
Realized Gain                   $     8,713,486
----------------------------------------------------------------------------------------------------

                                    FSA-196

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

6. Reorganizations (Continued)

----------------------------------------------------------------------------------------------------------
                                SUBSTITUTED PORTFOLIO                   REPLACEMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               MFS(R) UTILITIES SERIES                 EQ/MFS UTILITIES SERIES
----------------------------------------------------------------------------------------------------------
Share Class                     SERVICE CLASS                           CLASS B
Shares                             1,748,362                               1,748,362
Net Asset Value                 $      29.84                            $      29.84
Net Assets Before Substitution  $ 52,171,124                            $         --
Net Assets After Substitution   $         --                            $ 52,171,124
Realized Gain                   $    522,808
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               PIMCO REAL RETURN PORTFOLIO             EQ/PIMCO REAL RETURN
----------------------------------------------------------------------------------------------------------
Share Class                     ADVISOR CLASS                           CLASS B
Shares                             4,166,705                               4,166,705
Net Asset Value                 $      11.87                            $      11.87
Net Assets Before Substitution  $ 49,458,788                            $         --
Net Assets After Substitution   $         --                            $ 49,458,788
Realized Loss                   $ (4,467,041)
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               PIMCO TOTAL RETURN PORTFOLIO            EQ/PIMCO TOTAL RETURN
----------------------------------------------------------------------------------------------------------
Share Class                     ADVISOR CLASS                           CLASS B
Shares                            15,637,293                              15,637,293
Net Asset Value                 $      10.51                            $      10.51
Net Assets Before Substitution  $164,347,948                            $         --
Net Assets After Substitution   $         --                            $164,347,948
Realized Loss                   $ (7,416,081)
----------------------------------------------------------------------------------------------------------
 OCTOBER 22, 2018               T. ROWE PRICE HEALTH SCIENCES PORTFOLIO EQ/T. ROWE PRICE HEALTH SCIENCES
----------------------------------------------------------------------------------------------------------
Share Class                     CLASS II                                CLASS B
Shares                             3,554,308                               3,554,308
Net Asset Value                 $      45.62                            $      45.62
Net Assets Before Substitution  $162,147,540                            $         --
Net Assets After Substitution   $         --                            $162,147,540
Realized Gain                   $ 26,248,550
----------------------------------------------------------------------------------------------------------

   In November 2018, pursuant to a Plan of Reorganization, as approved by Board of Trustees of Ivy Variable Insurance Portfolios, Ivy VIP Small Cap Growth (the "Surviving Portfolio") acquired the net assets of Ivy VIP Micro Cap Growth (the "Removed Portfolio"). Correspondingly, the Variable Investment Option that invested in the Removed Portfolio was replaced with the Variable Investment Option that invests in the Surviving Portfolio.

-----------------------------------------------------------------------------
                          REMOVED PORTFOLIO        SURVIVING PORTFOLIO
-----------------------------------------------------------------------------
 NOVEMBER 2, 2018         IVY VIP MICRO CAP GROWTH IVY VIP SMALL CAP GROWTH
-----------------------------------------------------------------------------
Share Class               CLASS II                 CLASS II
Shares                       169,795                  496,967
Net Asset Value           $    25.63               $     8.76
Net Assets Before Merger  $4,352,211               $       --
Net Assets After Merger   $       --               $4,352,211
Unrealized Gain           $  622,162
-----------------------------------------------------------------------------

   In May 2017, pursuant to several Agreement and Plan of Reorganization and Termination, as approved by contractholders, certain Portfolios of EQ Advisors Trust (each a "Surviving Portfolio" and together, the "Surviving Portfolios") acquired the net assets of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (each a "Removed Portfolio" and together, the "Removed Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios were replaced with the Variable Investment Options that invest in the Surviving Portfolios. For accounting purposes, these reorganizations were treated as a merger.

                                    FSA-197

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

6. Reorganizations (Continued)


-------------------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                                SURVIVING PORTFOLIO
-------------------------------------------------------------------------------------------------------------
 MAY 19, 2017             CHARTER/SM/ INTEREST RATE STRATEGIES CHARTER/SM/ 1290 VT DOUBLELINE OPPORTUNISTIC
                          INCOME STRATEGIES                                BOND
-------------------------------------------------------------------------------------------------------------
                          CHARTER/SM/ INTEREST RATE STRATEGIES
Share Class               B
Shares                        445,986
Net Asset Value           $      9.74
Net Assets Before Merger  $ 4,344,750
Net Assets After Merger   $        --
Realized Loss             $   (19,281)
                          CHARTER/SM/ INCOME STRATEGIES
Share Class               B                                                B
Shares                        519,147                                        1,540,162
Net Asset Value           $      9.62                                      $     10.04
Net Assets Before Merger  $ 4,993,876                                      $ 6,126,955
Net Assets After Merger   $        --                                      $15,465,581
Realized Loss             $   (79,974)
-------------------------------------------------------------------------------------------------------------
 MAY 19, 2017             ALL ASSET AGGRESSIVE-ALT 25                      ALL ASSET GROWTH-ALT 20
                          ALL ASSET AGGRESSIVE-ALT 50
                          ALL ASSET AGGRESSIVE-ALT 75
                          CHARTER/SM/ ALTERNATIVE 100 MODERATE
-------------------------------------------------------------------------------------------------------------
                          ALL ASSET AGGRESSIVE-ALT 25
Share Class               B
Shares                        930,981
Net Asset Value           $     12.58
Net Assets Before Merger  $11,713,547
Net Assets After Merger   $        --
Unrealized Gain           $   543,080
                          ALL ASSET AGGRESSIVE-ALT 50
Share Class               B
Shares                        357,452
Net Asset Value           $      9.70
Net Assets Before Merger  $ 3,467,048
Net Assets After Merger   $        --
Realized Gain             $     4,342
                          ALL ASSET AGGRESSIVE-ALT 75
Share Class               B
Shares                        352,394
Net Asset Value           $      9.18
Net Assets Before Merger  $ 3,235,384
Net Assets After Merger   $        --
Realized Loss             $  (168,396)
                          CHARTER/SM/ ALTERNATIVE 100 MODERATE
Share Class               B
Shares                        916,272
Net Asset Value           $      9.21
Net Assets Before Merger  $ 8,439,300
Net Assets After Merger   $        --
Unrealized Loss           $  (229,672)
-------------------------------------------------------------------------------------------------------------

                                    FSA-198

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

6. Reorganizations (Concluded)

--------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
--------------------------------------------------------------------------------------------
 MAY 19, 2017             ALL ASSET AGGRESSIVE-ALT 25          ALL ASSET GROWTH-ALT 20
                          ALL ASSET AGGRESSIVE-ALT 50
                          ALL ASSET AGGRESSIVE-ALT 75
                          CHARTER/SM/ ALTERNATIVE 100 MODERATE
--------------------------------------------------------------------------------------------
Share Class                                                    A
Shares                                                           1,697,815
Net Asset Value                                                $     20.03
Net Assets Before Merger                                       $19,588,268
Net Assets After Merger                                        $34,014,183
Share Class                                                    B
Shares                                                             619,024
Net Asset Value                                                $     20.09
Net Assets Before Merger                                       $     3,908
Net Assets After Merger                                        $12,433,272
--------------------------------------------------------------------------------------------
 MAY 19, 2017             CHARTER/SM/ INTERNATIONAL MODERATE   CHARTER/SM/ MODERATE
--------------------------------------------------------------------------------------------
Share Class               B                                    B
Shares                       863,089                             3,330,365
Net Asset Value           $     9.74                           $     10.28
Net Assets Before Merger  $8,406,662                           $25,816,783
Net Assets After Merger   $       --                           $34,223,445
Realized Loss             $ (112,341)
--------------------------------------------------------------------------------------------
 MAY 19, 2017             CHARTER/SM/ REAL ASSETS              EQ/PIMCO GLOBAL REAL RETURN
--------------------------------------------------------------------------------------------
Share Class               B                                    B
Shares                       520,437                             2,070,002
Net Asset Value           $     9.18                           $      9.86
Net Assets Before Merger  $4,778,008                           $15,624,957
Net Assets After Merger   $       --                           $20,402,965
Realized Loss             $ (279,081)
--------------------------------------------------------------------------------------------

7. Asset-based Charges and Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                              ASSET-BASED                 CURRENT   MAXIMUM
                               MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATED
                               EXPENSE RISKS     CHARGE        CHARGE     CHARGE     CHARGE
                               ------------- -------------- ------------ --------- ----------

Accumulator 11.0 -- Series B..     0.80%          0.30%         0.20%      1.30%      1.30%

Accumulator 11.0 -- Series CP.     0.95%          0.35%         0.25%      1.55%      1.55%

Accumulator 11.0 -- Series L..     1.10%          0.30%         0.25%      1.65%      1.65%

Accumulator 11.0 -- Series C..     1.10%          0.25%         0.35%      1.70%      1.70%

Accumulator 13.0 -- Series B..     0.80%          0.30%         0.20%      1.30%      1.30%

Accumulator 13.0 -- Series CP.     1.05%          0.35%         0.25%      1.65%      1.65%

Accumulator 13.0 -- Series L..     1.10%          0.35%         0.25%      1.70%      1.70%

Investment Edge/(1)/..........     0.70%          0.30%         0.20%      1.20%      1.20%

                                    FSA-199

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

7. Asset-based Charges and Contractowner Charges (Continued)

                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATED
                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE     CHARGE
                                         ------------- -------------- ------------ --------- ----------

Investment Edge ADV/(1)/................     0.20%          0.10%         0.00%      0.30%      0.30%

Investment Edge Select/(1)/.............     0.75%          0.30%         0.20%      1.25%      1.25%

Investment Edge 15/(1)/.................     0.70%          0.30%         0.10%      1.10%      1.10%

Investment Edge 15 -- ADV/(1)/..........     0.10%          0.20%         0.00%      0.30%      0.30%

Investment Edge 15 -- Select/(1)/.......     0.75%          0.30%         0.20%      1.25%      1.25%

Retirement Cornerstone Series CP........     0.95%          0.35%         0.25%      1.55%      1.55%

Retirement Cornerstone Series B.........     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone Series L.........     1.10%          0.30%         0.25%      1.65%      1.65%

Retirement Cornerstone Series C.........     1.10%          0.25%         0.35%      1.70%      1.70%

Retirement Cornerstone 11 -- Series B...     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 11 -- Series CP..     0.95%          0.35%         0.25%      1.55%      1.55%

Retirement Cornerstone 11 -- Series C...     1.10%          0.25%         0.35%      1.70%      1.70%

Retirement Cornerstone 11 -- Series L...     1.10%          0.30%         0.25%      1.65%      1.65%

Retirement Cornerstone 11 -- Series ADV.     0.35%          0.20%         0.10%      0.65%      0.65%

Retirement Cornerstone 12 -- Series B...     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 12 -- Series C...     1.10%          0.25%         0.35%      1.70%      1.70%

Retirement Cornerstone 12 -- Series CP..     0.95%          0.35%         0.25%      1.55%      1.55%

Retirement Cornerstone 12 -- Series L...     1.10%          0.30%         0.25%      1.65%      1.65%

Retirement Cornerstone 12 -- Series ADV.     0.35%          0.20%         0.10%      0.65%      0.65%

Retirement Cornerstone 13 -- Series B...     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 13 -- Series CP..     1.05%          0.35%         0.25%      1.65%      1.65%

Retirement Cornerstone 13 -- Series L...     1.10%          0.35%         0.25%      1.70%      1.70%

Retirement Cornerstone 15 -- Series B...     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 15 -- Series E...     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 15 -- Series CP..     1.05%          0.35%         0.25%      1.65%      1.65%

Retirement Cornerstone 15 -- Series L...     1.10%          0.35%         0.25%      1.70%      1.70%

Retirement Cornerstone 17 -- Series B...     0.80%          0.30%         0.20%      1.30%      1.30%

Retirement Cornerstone 17 -- Series CP..     1.05%          0.35%         0.25%      1.65%      1.65%

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.
   ----------
  (1)We may deduct an annual fund facilitator fee with a maximum charge of 0.70% as an annual percentage of daily assets in order to make certain Variable Investment Options available under the contract. Currently the fee does not apply to any of the Investment Options offered.

                                    FSA-200

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

7. Asset-based Charges and Contractowner Charges (Continued)


   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                                 WHEN CHARGE
                CHARGES                          IS DEDUCTED                             AMOUNT DEDUCTED
                 -------                          -----------                            ---------------

Charges for state premium and other       At time of transaction      Varies by state
applicable taxes

Annual Administrative charge              Annually on each contract   Depending on account value, in Years 1 to 2 lesser
                                          date anniversary.           of $30 or 2% of account value, thereafter $30

Contract Maintenance Fee                  Annually on each contract   Depending on the account value, if less than
                                          date anniversary.           $50,000 the fee is $50, for amounts of $50,000 or
                                                                      higher, $0.

Withdrawal charge                         At time of transaction      LOW - 0%


                                                                      HIGH - 8% in contract years 1 and 2. The charge
                                                                      declines 1% each contract year until it reaches 0%
                                                                      in contract year 10.

                                                                      Note - Depending on the contract and/or certain
                                                                      elections made under the contract, the withdrawal
                                                                      charge may or may not apply.

Charge for each additional transfer in    At time of transaction      Maximum Charge $35
excess of 12 transfers per contract year                              Current Charge $0

Special service charges

Express mail charge                       At time of transaction      Current and Maximum Charge: $35


Wire transfer charge                      At time of transaction      Current and Maximum Charge: $90


Duplicate contract charge                 At time of transaction      Current and Maximum Charge: $35


Check preparation charge                  At time of transaction      Maximum Charge: $85
                                                                      Current charge: $0

Charge for third party transfer or        At time of transaction      Maximum Charge: $125
exchange                                                              Current charge: $65

                                                                      Note - This charge is currently waived. This waiver
                                                                      may discontinue at any time without notice.

Guaranteed Minimum Income Benefit                                     Current charge: 1.05%. Maximum charge 2.00%.
                                                                      AXA Equitable has the discretion to change the
                                                                      current fee after the first two contract years but it
                                                                      will never exceed the maximum fee.

Guaranteed Minimum Income Benefit         Annually on each contract   Current charge: 1.15%. Maximum charge 2.30%.
                                          date anniversary for which  AXA Equitable has the discretion to change the
                                          the benefit is in effect.   current fee after the first two contract years but it
                                                                      will never exceed the maximum fee.

Guaranteed Minimum Death Benefit

Highest Anniversary Value Death           Annually on each contract   0.35% of the Annual ratchet to age 80 benefit
Benefit                                   date anniversary            base.

                   AMOUNT DEDUCTED                         HOW DEDUCTED
                   ---------------                          ------------

Varies by state                                        Applied to an annuity
              payout option

Depending on account value, in Years 1 to 2 lesser     Unit liquidation from
of $30 or 2% of account value, thereafter $30          account value

Depending on the account value, if less than           Unit liquidation from
$50,000 the fee is $50, for amounts of $50,000 or      account value
higher, $0.

LOW - 0%                                               Unit liquidation from
                                                       account value

HIGH - 8% in contract years 1 and 2. The charge declines 1% each contract year until it reaches 0% in contract year 10.

Note - Depending on the contract and/or certain elections made under the contract, the withdrawal charge may or may not apply.

Maximum Charge $35                                     Unit liquidation from
Current Charge $0                                      account value



Current and Maximum Charge: $35                        Unit liquidation from
                                                       account value

Current and Maximum Charge: $90                        Unit liquidation from
                                                       account value

Current and Maximum Charge: $35                        Unit liquidation from
                                                       account value

Maximum Charge: $85                                    Unit liquidation from
Current charge: $0                                     account value

Maximum Charge: $125                                   Unit liquidation from
Current charge: $65                                    account value

Note - This charge is currently waived. This waiver may discontinue at any time without notice.

Current charge: 1.05%. Maximum charge 2.00%.           Unit liquidation from
AXA Equitable has the discretion to change the         account value
current fee after the first two contract years but it
will never exceed the maximum fee.

Current charge: 1.15%. Maximum charge 2.30%.           Unit liquidation from
AXA Equitable has the discretion to change the         account value
current fee after the first two contract years but it
will never exceed the maximum fee.



0.35% of the Annual ratchet to age 80 benefit          Unit liquidation from
base.                                                  account value

                                    FSA-201

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

7. Asset-based Charges and Contractowner Charges (Concluded)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                             AMOUNT DEDUCTED
                -------                         -----------                             ---------------

Guaranteed Minimum Death Benefit        Annually on each contract   Current charge: 1.05%. Maximum charge 2.00%.
                                        anniversary                 AXA Equitable has the discretion to change the
                                                                    current fee after the first two contract years but it
                                                                    will never exceed the maximum fee.

Greater of Death Benefit                Annually on each contract   Current Charge 0.90%. Maximum charge can be
                                        anniversary                 increased to 1.05% if the roll-up benefit base to age
                                                                    85 resets.

                                        Annually on each contract   Current Charge 0.95%. Maximum charge can be
                                        anniversary                 increased to 1.10% if the roll-up benefit base to age
                                                                    85 resets.

                                        Annually on each contract   Current Charge 0.90%. Maximum charge can be
                                        anniversary                 increased to 1.20% if the GIB benefit base resets.

                                        Annually on each contract   Current Charge 0.95%. Maximum charge can be
                                        anniversary                 increased to 1.25% if the GIB benefit base resets.

                                        Annually on each contract   Current Charge 1.05% or 1.15%
                                        anniversary                 Maximum Charge 2.00% or 2.30%

Greater of GMDB I                       Annually on each contract   GMBD I election: 1.10% (max 2.30%)
                                        anniversary

Greater of GMDB II                      Annually on each contract   GMBD II election: 1.25% (max 2.60%)
                                        anniversary

Greater of GMIB I                       Annually on each contract   GMIB I election: 1.10% (max 2.30%)
                                        anniversary

Greater of GMIB II                      Annually on each contract   GMIB II election: 1.25% (max 2.60%)
                                        anniversary

Greater of Income Benefit               Annually on each contract   Current Charge 0.95%. Maximum charge can be
                                        anniversary                 increased to 1.25% if the GIB benefit base resets.

Return of Principal Death Benefit       Annually on each contract   No Charge
Charge                                  anniversary

Highest Anniversary Value Death         Annually on each contract   0.25% - Current Charge (Max. 0.25%)
Benefit Charge                          anniversary

                                        Annually on each contract   0.35% - Current Charge (Max. 0.35%)
                                        anniversary

Annual Ratchet Death Benefit Charge     Annually on each contract   0.25% - Current Charge (Max. 0.25%)
                                        anniversary

Earnings Enhancement Benefit            Annually on each contract   0.35%
                                        date anniversary for which
                                        the benefit is in effect.

Guaranteed Withdrawal Benefit for Life  Annually on each contract   GMIB I Conversion: Current charge 1.10%.
                                        date anniversary for which  Maximum charge can be increased to 1.40%, if the
                                        the benefit is in effect.   GMIB is reset or if the GWBL benefit ratchets after
                                                                    conversion.

                                                                    GMIB II Conversion: Current charge 1.25%.
                                                                    Maximum charge can be increased to 1.55%, if the
                                                                    GMIB II is reset or if the GWBL benefit ratchets after
                                                                    conversion.

Protected Premium Death Benefit         Annually on each contract   Depending on the contract and age Current Charge:
                                        anniversary                 Ranges from low of 0.60% to age 65 to 20.00%
                                                                    over age 95 Maximum Charge: Ranges from low of
                                                                    1.20% to age 65 and 40.00% over age 95.

RMD Wealth Guard Death Benefit          Annually on each contract   Maximum Charge: 1.80%
                                        anniversary                 Current charge 0.90%

                                        Annually on each contract   Maximum Charge: 1.20 (for issue ages 20-64). 2.00%
                                        anniversary                 (for issue ages 65-68). Current charge 0.60 )for issue
                                                                    ages 20-64) and 1.00% (for issue ages 65-68).

                   AMOUNT DEDUCTED                          HOW DEDUCTED
                    ---------------                          ------------

Current charge: 1.05%. Maximum charge 2.00%.            Unit liquidation from
AXA Equitable has the discretion to change the          account value
current fee after the first two contract years but it
will never exceed the maximum fee.

Current Charge 0.90%. Maximum charge can be             Unit liquidation from
increased to 1.05% if the roll-up benefit base to age   account value
85 resets.

Current Charge 0.95%. Maximum charge can be             Unit liquidation from
increased to 1.10% if the roll-up benefit base to age   account value
85 resets.

Current Charge 0.90%. Maximum charge can be             Unit liquidation from
increased to 1.20% if the GIB benefit base resets.      account value

Current Charge 0.95%. Maximum charge can be             Unit liquidation from
increased to 1.25% if the GIB benefit base resets.      account value

Current Charge 1.05% or 1.15%                           Unit liquidation from
Maximum Charge 2.00% or 2.30%                           account value

GMBD I election: 1.10% (max 2.30%)                      Unit liquidation from
                             account value

GMBD II election: 1.25% (max 2.60%)                     Unit liquidation from
                             account value

GMIB I election: 1.10% (max 2.30%)                      Unit liquidation from
                             account value

GMIB II election: 1.25% (max 2.60%)                     Unit liquidation from
                             account value

Current Charge 0.95%. Maximum charge can be             Unit liquidation from
increased to 1.25% if the GIB benefit base resets.      account value

No Charge


0.25% - Current Charge (Max. 0.25%)                     Unit liquidation from
 account value

0.35% - Current Charge (Max. 0.35%)                     Unit liquidation from
                             account value

0.25% - Current Charge (Max. 0.25%)                     Unit liquidation from
                             account value

0.35%                                                   Unit liquidation from
                             account value


GMIB I Conversion: Current charge 1.10%.                Unit liquidation from
Maximum charge can be increased to 1.40%, if the        account value
GMIB is reset or if the GWBL benefit ratchets after
conversion.

GMIB II Conversion: Current charge 1.25%.
Maximum charge can be increased to 1.55%, if the GMIB II is reset or if the GWBL benefit ratchets after conversion.

Depending on the contract and age Current Charge:       Unit liquidation from
Ranges from low of 0.60% to age 65 to 20.00%            account value
over age 95 Maximum Charge: Ranges from low of
1.20% to age 65 and 40.00% over age 95.

Maximum Charge: 1.80%                                   Unit liquidation from
Current charge 0.90%                                    account value

Maximum Charge: 1.20 (for issue ages 20-64). 2.00%      Unit liquidation from
(for issue ages 65-68). Current charge 0.60 )for issue  account value ages 20-64) and 1.00% (for issue ages 65-68).

                                    FSA-202

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018


8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. The lowest and the highest contract charge represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
1290 VT CONVERTIBLE SECURITIES
2018  Lowest contract charge 1.10% Class B        $10.62            --              --          --       (5.26)%
      Highest contract charge 1.25% Class B       $11.91            --              --          --       (5.48)%
      All contract charges                            --           258         $ 2,934        2.52%         --
2017  Lowest contract charge 1.10% Class B        $11.21            --              --          --       13.00%
      Highest contract charge 1.25% Class B       $12.60            --              --          --       12.90%
      All contract charges                            --           141         $ 1,723        3.23%         --
2016  Lowest contract charge 1.10% Class B        $ 9.92            --              --          --        6.55%
      Highest contract charge 1.25% Class B       $11.16            --              --          --        6.29%
      All contract charges                            --           101         $ 1,110        3.70%         --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.31            --              --          --       (7.64)%
      Highest contract charge 1.25% Class B       $10.50            --              --          --       (4.46)%
      All contract charges                            --           266         $ 2,790        3.74%         --
2014  Lowest contract charge 1.20% Class B        $11.00            --              --          --        7.32%
      Highest contract charge 1.25% Class B       $10.99            --              --          --        7.22%
      All contract charges                            --           228         $ 2,501        1.78%         --
1290 VT DOUBLELINE DYNAMIC ALLOCATION
2018  Lowest contract charge 1.30% Class B        $11.24            --              --          --       (5.39)%
      Highest contract charge 1.70% Class B       $10.97            --              --          --       (5.76)%
      All contract charges                            --         1,364         $15,267        1.64%         --
2017  Lowest contract charge 1.30% Class B        $11.88            --              --          --        8.20%
      Highest contract charge 1.70% Class B       $11.64            --              --          --        7.68%
      All contract charges                            --         1,428         $16,907        0.57%         --
2016  Lowest contract charge 1.30% Class B        $10.98            --              --          --        7.23%
      Highest contract charge 1.70% Class B       $10.81            --              --          --        6.82%
      All contract charges                            --         1,376         $15,065        1.59%         --
2015  Lowest contract charge 1.30% Class B        $10.24            --              --          --       (5.01)%
      Highest contract charge 1.70% Class B       $10.12            --              --          --       (5.42)%
      All contract charges                            --         1,186         $12,106        0.94%         --
2014  Lowest contract charge 1.30% Class B        $10.78            --              --          --        1.13%
      Highest contract charge 1.70% Class B       $10.70            --              --          --        0.75%
      All contract charges                            --           830         $ 8,927        2.56%         --
1290 VT DOUBLELINE OPPORTUNISTIC BOND(I)(J)
2018  Lowest contract charge 1.10% Class B        $10.24            --              --          --       (2.01)%
      Highest contract charge 1.70% Class B       $ 9.97            --              --          --       (2.64)%
      All contract charges                            --         2,368         $24,048        3.18%         --
2017  Lowest contract charge 1.10% Class B        $10.45            --              --          --        2.75%
      Highest contract charge 1.70% Class B       $10.24            --              --          --        2.20%
      All contract charges                            --         2,018         $20,921        2.10%         --
2016  Lowest contract charge 1.10% Class B        $10.17            --              --          --        3.78%
      Highest contract charge 1.70% Class B       $10.02            --              --          --        3.09%
      All contract charges                            --           708         $ 7,166        4.08%         --
2015  Lowest contract charge 1.10% Class B(f)     $ 9.80            --              --          --       (1.90)%
      Highest contract charge 1.70% Class B(e)    $ 9.72            --              --          --       (2.99)%
      All contract charges                            --           163         $ 1,588        4.54%         --

                                    FSA-203

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
1290 VT ENERGY
2018  Lowest contract charge 0.30% Class B       $ 5.93            --              --          --       (22.48)%
      Highest contract charge 1.25% Class B      $ 5.65            --              --          --       (23.13)%
      All contract charges                           --           472         $ 2,800        2.00%          --
2017  Lowest contract charge 0.30% Class B       $ 7.65            --              --          --        (2.30)%
      Highest contract charge 1.25% Class B      $ 7.35            --              --          --        (3.16)%
      All contract charges                           --           449         $ 3,454        2.45%          --
2016  Lowest contract charge 0.30% Class B       $ 7.83            --              --          --        22.92%
      Highest contract charge 1.25% Class B      $ 7.59            --              --          --        21.63%
      All contract charges                           --           383         $ 3,047        1.73%          --
2015  Lowest contract charge 1.10% Class B(e)    $ 7.04            --              --          --       (25.74)%
      Highest contract charge 1.25% Class B      $ 6.24            --              --          --       (25.71)%
      All contract charges                           --           199         $ 1,258        1.64%          --
2014  Lowest contract charge 1.20% Class B       $ 8.40            --              --          --       (16.25)%
      Highest contract charge 1.25% Class B      $ 8.40            --              --          --       (16.25)%
      All contract charges                           --            83         $   697        1.58%          --
1290 VT EQUITY INCOME
2018  Lowest contract charge 1.30% Class A       $20.01            --              --          --       (12.85)%
      Highest contract charge 1.70% Class A      $19.28            --              --          --       (13.23)%
      All contract charges                           --           944         $18,720        1.95%          --
2017  Lowest contract charge 1.30% Class A       $22.96            --              --          --        14.34%
      Highest contract charge 1.70% Class A      $22.22            --              --          --        13.89%
      All contract charges                           --         1,046         $23,794        1.72%          --
2016  Lowest contract charge 1.30% Class A       $20.08            --              --          --        11.49%
      Highest contract charge 1.70% Class A      $19.51            --              --          --        11.04%
      All contract charges                           --         1,091         $21,723        2.06%          --
2015  Lowest contract charge 1.30% Class A       $18.01            --              --          --        (2.96)%
      Highest contract charge 1.70% Class A      $17.57            --              --          --        (3.36)%
      All contract charges                           --         1,127         $20,140        1.63%          --
2014  Lowest contract charge 1.30% Class A       $18.56            --              --          --         7.28%
      Highest contract charge 1.70% Class A      $18.18            --              --          --         6.82%
      All contract charges                           --         1,057         $19,484        1.61%          --
1290 VT EQUITY INCOME
2018  Lowest contract charge 1.10% Class B       $10.83            --              --          --       (12.66)%
      Highest contract charge 1.70% Class B      $ 9.27            --              --          --       (13.20)%
      All contract charges                           --           994         $ 7,411        1.95%          --
2017  Lowest contract charge 1.10% Class B       $12.40            --              --          --        14.50%
      Highest contract charge 1.70% Class B      $10.68            --              --          --        13.98%
      All contract charges                           --         1,237         $10,341        1.72%          --
2016  Lowest contract charge 1.10% Class B       $10.83            --              --          --        11.76%
      Highest contract charge 1.70% Class B      $ 9.37            --              --          --        11.02%
      All contract charges                           --         1,275         $ 9,035        2.06%          --
2015  Lowest contract charge 1.10% Class B(e)    $ 9.69            --              --          --        (2.91)%
      Highest contract charge 1.70% Class B      $ 8.44            --              --          --        (3.32)%
      All contract charges                           --         1,336         $ 8,448        1.63%          --
2014  Lowest contract charge 1.20% Class B       $11.26            --              --          --         7.44%
      Highest contract charge 1.70% Class B      $ 8.73            --              --          --         6.72%
      All contract charges                           --         1,303         $ 8,344        1.61%          --
1290 VT GAMCO MERGERS & ACQUISITIONS
2018  Lowest contract charge 1.30% Class A       $13.39            --              --          --        (6.17)%
      Highest contract charge 1.70% Class A      $12.90            --              --          --        (6.59)%
      All contract charges                           --           840         $11,107        1.48%          --
2017  Lowest contract charge 1.30% Class A       $14.27            --              --          --         4.85%
      Highest contract charge 1.70% Class A      $13.81            --              --          --         4.38%
      All contract charges                           --           888         $12,517        0.17%          --
2016  Lowest contract charge 1.30% Class A       $13.61            --              --          --         6.25%
      Highest contract charge 1.70% Class A      $13.23            --              --          --         5.92%
      All contract charges                           --           915         $12,319        0.01%          --

                                    FSA-204

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                                               ACCUMULATION
                                                             UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                  ---------- ----------------- ------------ ------------- --------
1290 VT GAMCO MERGERS & ACQUISITIONS (CONTINUED)
2015     Lowest contract charge 1.30% Class A       $12.81            --               --         --         1.34%
         Highest contract charge 1.70% Class A      $12.49            --               --         --         0.89%
         All contract charges                           --           911         $ 11,544       0.00%          --
2014     Lowest contract charge 1.30% Class A       $12.64            --               --         --         0.32%
         Highest contract charge 1.70% Class A      $12.38            --               --         --        (0.08)%
         All contract charges                           --           827         $ 10,378       0.00%          --
1290 VT GAMCO MERGERS & ACQUISITIONS
2018     Lowest contract charge 0.30% Class B       $11.30            --               --         --        (5.20)%
         Highest contract charge 1.25% Class B      $10.76            --               --         --        (6.03)%
         All contract charges                           --           586         $  6,207       1.48%          --
2017     Lowest contract charge 0.30% Class B       $11.92            --               --         --         5.86%
         Highest contract charge 1.25% Class B      $11.45            --               --         --         4.85%
         All contract charges                           --           495         $  5,588       0.17%          --
2016     Lowest contract charge 0.30% Class B       $11.26            --               --         --         7.34%
         Highest contract charge 1.25% Class B      $10.92            --               --         --         6.33%
         All contract charges                           --           389         $  4,207       0.01%          --
2015     Lowest contract charge 0.30% Class B       $10.49            --               --         --         2.34%
         Highest contract charge 1.25% Class B      $10.27            --               --         --         1.28%
         All contract charges                           --           304         $  3,110       0.00%          --
2014     Lowest contract charge 1.20% Class B       $10.14            --               --         --         0.40%
         Highest contract charge 1.25% Class B      $10.14            --               --         --         0.40%
         All contract charges                           --           146         $  1,485       0.00%          --
1290 VT GAMCO SMALL COMPANY VALUE
2018     Lowest contract charge 0.65% Class A       $18.82            --               --         --       (16.13)%
         Highest contract charge 1.70% Class A      $22.46            --               --         --       (17.03)%
         All contract charges                           --         8,696         $200,837       0.56%          --
2017     Lowest contract charge 0.65% Class A       $22.44            --               --         --        15.37%
         Highest contract charge 1.70% Class A      $27.07            --               --         --        14.12%
         All contract charges                           --         9,108         $252,633       0.63%          --
2016     Lowest contract charge 0.65% Class A       $19.45            --               --         --        22.48%
         Highest contract charge 1.70% Class A      $23.72            --               --         --        21.21%
         All contract charges                           --         8,949         $216,650       0.53%          --
2015     Lowest contract charge 0.65% Class A       $15.88            --               --         --        (6.31)%
         Highest contract charge 1.70% Class A      $19.57            --               --         --        (7.30)%
         All contract charges                           --         8,664         $172,525       0.56%          --
2014     Lowest contract charge 0.65% Class A       $16.95            --               --         --         2.36%
         Highest contract charge 1.70% Class A      $21.11            --               --         --         1.30%
         All contract charges                           --         7,809         $167,255       0.31%          --
1290 VT GAMCO SMALL COMPANY VALUE
2018     Lowest contract charge 0.30% Class B       $12.18            --               --         --       (15.83)%
         Highest contract charge 1.25% Class B      $11.59            --               --         --       (16.62)%
         All contract charges                           --         3,948         $ 43,787       0.56%          --
2017     Lowest contract charge 0.30% Class B       $14.47            --               --         --        15.76%
         Highest contract charge 1.25% Class B      $13.90            --               --         --        14.59%
         All contract charges                           --         3,302         $ 44,286       0.63%          --
2016     Lowest contract charge 0.30% Class B       $12.50            --               --         --        22.91%
         Highest contract charge 1.25% Class B      $12.13            --               --         --        21.79%
         All contract charges                           --         2,525         $ 29,851       0.53%          --
2015     Lowest contract charge 0.30% Class B       $10.17            --               --         --        (6.01)%
         Highest contract charge 1.25% Class B      $ 9.96            --               --         --        (6.92)%
         All contract charges                           --         1,677         $ 16,544       0.56%          --
2014     Lowest contract charge 1.20% Class B       $10.70            --               --         --         1.81%
         Highest contract charge 1.25% Class B      $10.70            --               --         --         1.81%
         All contract charges                           --           952         $ 10,188       0.31%          --

                                    FSA-205

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                                                          ACCUMULATION
                                                                        UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                             UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                             ---------- ----------------- ------------ ------------- --------
1290 VT HIGH YIELD BOND
             2018  Lowest contract charge 1.10% Class B        $10.45            --              --          --        (3.24)%
                   Highest contract charge 1.70% Class B       $11.06            --              --          --        (3.91)%
                   All contract charges                            --         1,260         $13,910        5.66%          --
             2017  Lowest contract charge 1.10% Class B        $10.80            --              --          --         5.26%
                   Highest contract charge 1.70% Class B       $11.51            --              --          --         4.73%
                   All contract charges                            --         1,182         $13,584        5.10%          --
             2016  Lowest contract charge 1.10% Class B        $10.26            --              --          --        10.56%
                   Highest contract charge 1.70% Class B       $10.99            --              --          --         9.79%
                   All contract charges                            --         1,007         $11,034        5.90%          --
             2015  Lowest contract charge 1.10% Class B(e)     $ 9.28            --              --          --        (7.29)%
                   Highest contract charge 1.70% Class B       $10.01            --              --          --        (4.76)%
                   All contract charges                            --           781         $ 7,803        2.19%          --
             2014  Lowest contract charge 1.20% Class B        $10.14            --              --          --         0.70%
                   Highest contract charge 1.70% Class B       $10.51            --              --          --         0.19%
                   All contract charges                            --           533         $ 5,586        4.19%          --
1290 VT LOW VOLATILITY GLOBAL EQUITY
             2018  Lowest contract charge 1.10% Class B        $11.26            --              --          --        (4.74)%
                   Highest contract charge 1.30% Class B(r)    $ 9.76            --              --          --        (3.27)%
                   All contract charges                            --           274         $ 3,253        2.93%          --
             2017  Lowest contract charge 1.10% Class B        $11.82            --              --          --        17.15%
                   Highest contract charge 1.25% Class B       $13.15            --              --          --        16.89%
                   All contract charges                            --           197         $ 2,521        1.63%          --
             2016  Lowest contract charge 1.10% Class B        $10.09            --              --          --         7.45%
                   Highest contract charge 1.25% Class B       $11.25            --              --          --         7.24%
                   All contract charges                            --           160         $ 1,769        2.25%          --
             2015  Lowest contract charge 1.10% Class B(e)     $ 9.39            --              --          --        (4.67)%
                   Highest contract charge 1.25% Class B       $10.49            --              --          --        (1.50)%
                   All contract charges                            --           112         $ 1,150        1.84%          --
             2014  Lowest contract charge 1.20% Class B        $10.66            --              --          --         6.92%
                   Highest contract charge 1.25% Class B       $10.65            --              --          --         6.82%
                   All contract charges                            --            75         $   798        2.64%          --
1290 VT MICRO CAP
             2018  Lowest contract charge 1.10% Class B(r)     $ 8.75            --              --          --       (12.06)%
                   Highest contract charge 1.30% Class B(r)    $ 8.75            --              --          --       (11.97)%
                   All contract charges                            --             8         $    66        0.09%          --
1290 VT MULTI-ALTERNATIVE STRATEGIES
             2018  Lowest contract charge 1.10% Class B(r)     $ 9.78            --              --          --        (2.40)%
                   Highest contract charge 1.10% Class B(r)    $ 9.78            --              --          --        (2.40)%
                   All contract charges                            --             1         $    14        1.78%          --
1290 VT NATURAL RESOURCES
             2018  Lowest contract charge 1.10% Class B        $ 8.58            --              --          --       (15.05)%
                   Highest contract charge 1.70% Class B       $ 7.63            --              --          --       (15.50)%
                   All contract charges                            --           739         $ 5,820        2.69%          --
             2017  Lowest contract charge 1.10% Class B        $10.10            --              --          --        10.87%
                   Highest contract charge 1.70% Class B       $ 9.03            --              --          --        10.12%
                   All contract charges                            --           680         $ 6,284        2.65%          --
             2016  Lowest contract charge 1.10% Class B        $ 9.11            --              --          --        28.13%
                   Highest contract charge 1.70% Class B       $ 8.20            --              --          --        27.33%
                   All contract charges                            --           684         $ 5,680        3.00%          --
             2015  Lowest contract charge 1.10% Class B(e)     $ 7.11            --              --          --       (25.63)%
                   Highest contract charge 1.70% Class B       $ 6.44            --              --          --       (27.07)%
                   All contract charges                            --           324         $ 2,098        2.38%          --
             2014  Lowest contract charge 1.20% Class B        $ 8.65            --              --          --       (13.84)%
                   Highest contract charge 1.70% Class B       $ 8.83            --              --          --       (14.19)%
                   All contract charges                            --           157         $ 1,387        1.45%          --

                                    FSA-206

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
1290 VT REAL ESTATE
2018  Lowest contract charge 1.10% Class B        $ 9.88            --              --          --        (6.62)%
      Highest contract charge 1.70% Class B       $11.04            --              --          --        (7.15)%
      All contract charges                            --         1,094         $12,114        3.80%          --
2017  Lowest contract charge 1.10% Class B(e)     $10.58            --              --          --         9.07%
      Highest contract charge 1.70% Class B       $11.89            --              --          --         8.49%
      All contract charges                            --         1,125         $13,417        3.63%          --
2016  Lowest contract charge 0.65% Class B        $10.34            --              --          --         3.92%
      Highest contract charge 1.70% Class B       $10.96            --              --          --         2.81%
      All contract charges                            --         1,120         $12,295        0.74%          --
2015  Lowest contract charge 0.65% Class B        $ 9.95            --              --          --        (2.64)%
      Highest contract charge 1.70% Class B       $10.66            --              --          --        (3.62)%
      All contract charges                            --           858         $ 9,155        0.65%          --
2014  Lowest contract charge 0.65% Class B        $10.22            --              --          --        15.87%
      Highest contract charge 1.70% Class B       $11.06            --              --          --        14.61%
      All contract charges                            --           522         $ 5,787        8.97%          --
1290 VT SMALL CAP VALUE
2018  Lowest contract charge 1.10% Class B(r)     $ 8.13            --              --          --       (16.62)%
      Highest contract charge 1.30% Class B(r)    $ 8.13            --              --          --       (16.62)%
      All contract charges                            --            13         $   107        1.72%          --
1290 VT SMARTBETA EQUITY
2018  Lowest contract charge 1.10% Class B        $11.30            --              --          --        (7.07)%
      Highest contract charge 1.30% Class B(r)    $ 9.52            --              --          --        (5.65)%
      All contract charges                            --           197         $ 2,315        1.39%          --
2017  Lowest contract charge 1.10% Class B        $12.16            --              --          --        20.40%
      Highest contract charge 1.25% Class B       $13.62            --              --          --        20.21%
      All contract charges                            --           106         $ 1,393        1.42%          --
2016  Lowest contract charge 1.10% Class B        $10.10            --              --          --         4.66%
      Highest contract charge 1.25% Class B       $11.33            --              --          --         4.62%
      All contract charges                            --            87         $   955        1.44%          --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.65            --              --          --        (3.02)%
      Highest contract charge 1.25% Class B       $10.83            --              --          --        (0.18)%
      All contract charges                            --            65         $   698        1.33%          --
2014  Lowest contract charge 1.20% Class B        $10.86            --              --          --         5.95%
      Highest contract charge 1.25% Class B       $10.85            --              --          --         5.85%
      All contract charges                            --            30         $   328        1.90%          --
1290 VT SOCIALLY RESPONSIBLE
2018  Lowest contract charge 1.10% Class B        $11.80            --              --          --        (5.45)%
      Highest contract charge 1.70% Class B       $14.74            --              --          --        (5.99)%
      All contract charges                            --           472         $ 6,185        1.19%          --
2017  Lowest contract charge 1.10% Class B        $12.48            --              --          --        19.08%
      Highest contract charge 1.70% Class B       $15.68            --              --          --        18.34%
      All contract charges                            --           285         $ 4,332        1.05%          --
2016  Lowest contract charge 1.10% Class B        $10.48            --              --          --         8.71%
      Highest contract charge 1.70% Class B       $13.25            --              --          --         8.16%
      All contract charges                            --           266         $ 3,503        1.27%          --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.64            --              --          --        (3.98)%
      Highest contract charge 1.70% Class B       $12.25            --              --          --        (1.29)%
      All contract charges                            --           208         $ 2,631        1.35%          --
2014  Lowest contract charge 1.20% Class B        $11.75            --              --          --        12.33%
      Highest contract charge 1.70% Class B       $12.41            --              --          --        11.70%
      All contract charges                            --            95         $ 1,372        0.94%          --
7TWELVE/TM/ BALANCED PORTFOLIO
2018  Lowest contract charge 1.10% Class 4        $ 9.53            --              --          --        (9.58)%
      Highest contract charge 1.70% Class 4       $10.34            --              --          --       (10.24)%
      All contract charges                            --         5,416         $55,914        0.43%          --

                                    FSA-207

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
7TWELVE/TM/ BALANCED PORTFOLIO (CONTINUED)
2017  Lowest contract charge 1.10% Class 4(e)     $10.54            --              --          --         9.11%
      Highest contract charge 1.70% Class 4       $11.52            --              --          --         8.47%
      All contract charges                            --         6,266         $71,655        0.34%          --
2016  Lowest contract charge 0.30% Class 4        $ 9.97            --              --          --         8.96%
      Highest contract charge 1.70% Class 4       $10.62            --              --          --         7.38%
      All contract charges                            --         7,083         $74,489        0.16%          --
2015  Lowest contract charge 0.30% Class 4        $ 9.15            --              --          --        (7.67)%
      Highest contract charge 1.70% Class 4       $ 9.89            --              --          --        (8.93)%
      All contract charges                            --         7,921         $77,313        0.47%          --
2014  Lowest contract charge 1.20% Class 4        $ 9.80            --              --          --        (1.51)%
      Highest contract charge 1.70% Class 4       $10.86            --              --          --        (1.99)%
      All contract charges                            --         8,243         $88,452        0.33%          --
AB VPS BALANCED WEALTH STRATEGY PORTFOLIO
2018  Lowest contract charge 1.30% Class B        $15.53            --              --          --        (7.61)%
      Highest contract charge 1.70% Class B       $14.96            --              --          --        (8.05)%
      All contract charges                            --           299         $ 4,596        1.70%          --
2017  Lowest contract charge 1.30% Class B        $16.81            --              --          --        14.12%
      Highest contract charge 1.70% Class B       $16.27            --              --          --        13.70%
      All contract charges                            --           329         $ 5,470        1.79%          --
2016  Lowest contract charge 1.30% Class B        $14.73            --              --          --         3.08%
      Highest contract charge 1.70% Class B       $14.31            --              --          --         2.65%
      All contract charges                            --           363         $ 5,298        1.82%          --
2015  Lowest contract charge 1.30% Class B        $14.29            --              --          --           --
      Highest contract charge 1.70% Class B       $13.94            --              --          --        (0.43)%
      All contract charges                            --           376         $ 5,337        2.01%          --
2014  Lowest contract charge 1.30% Class B        $14.29            --              --          --         5.70%
      Highest contract charge 1.70% Class B       $14.00            --              --          --         5.34%
      All contract charges                            --           359         $ 5,097        2.41%          --
AB VPS GLOBAL THEMATIC GROWTH PORTFOLIO
2018  Lowest contract charge 1.10% Class B        $11.06            --              --          --       (10.95)%
      Highest contract charge 1.25% Class B       $11.52            --              --          --       (11.11)%
      All contract charges                            --           117         $ 1,310        0.00%          --
2017  Lowest contract charge 1.10% Class B        $12.42            --              --          --        34.85%
      Highest contract charge 1.25% Class B       $12.96            --              --          --        34.58%
      All contract charges                            --            91         $ 1,155        0.27%          --
2016  Lowest contract charge 1.10% Class B        $ 9.21            --              --          --        (2.02)%
      Highest contract charge 1.25% Class B       $ 9.63            --              --          --        (2.03)%
      All contract charges                            --            52         $   489        0.00%          --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.40            --              --          --        (6.37)%
      Highest contract charge 1.25% Class B       $ 9.83            --              --          --         1.34%
      All contract charges                            --            15         $   147        0.00%          --
2014  Lowest contract charge 1.20% Class B(b)     $ 9.70            --              --          --        (0.72)%
      Highest contract charge 1.25% Class B(b)    $ 9.70            --              --          --        (0.72)%
      All contract charges                            --             2         $    18        0.00%          --
AB VPS GROWTH AND INCOME PORTFOLIO
2018  Lowest contract charge 1.10% Class B        $11.87            --              --          --        (6.83)%
      Highest contract charge 1.25% Class B       $12.25            --              --          --        (7.06)%
      All contract charges                            --           759         $ 9,082        0.74%          --
2017  Lowest contract charge 1.10% Class B        $12.74            --              --          --        17.20%
      Highest contract charge 1.25% Class B       $13.18            --              --          --        17.16%
      All contract charges                            --           325         $ 4,194        1.25%          --
2016  Lowest contract charge 1.10% Class B        $10.87            --              --          --         9.91%
      Highest contract charge 1.25% Class B       $11.25            --              --          --         9.65%
      All contract charges                            --           266         $ 2,945        0.95%          --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.89            --              --          --        (0.80)%
      Highest contract charge 1.25% Class B       $10.26            --              --          --         0.20%
      All contract charges                            --           108         $ 1,099        1.36%          --

                                    FSA-208

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
AB VPS GROWTH AND INCOME PORTFOLIO (CONTINUED)
2014  Lowest contract charge 1.20% Class B(b)     $10.25            --              --          --         3.02%
      Highest contract charge 1.25% Class B(b)    $10.24            --              --          --         2.91%
      All contract charges                            --            --         $     5        0.00%          --
AB VPS INTERNATIONAL GROWTH PORTFOLIO
2018  Lowest contract charge 1.30% Class B        $11.05            --              --          --       (18.63)%
      Highest contract charge 1.70% Class B       $10.64            --              --          --       (19.03)%
      All contract charges                            --           652         $ 7,139        0.41%          --
2017  Lowest contract charge 0.65% Class B        $12.37            --              --          --        33.73%
      Highest contract charge 1.70% Class B       $13.14            --              --          --        32.33%
      All contract charges                            --           716         $ 9,644        0.94%          --
2016  Lowest contract charge 0.65% Class B        $ 9.25            --              --          --        (7.59)%
      Highest contract charge 1.70% Class B       $ 9.93            --              --          --        (8.65)%
      All contract charges                            --           726         $ 7,354        0.00%          --
2015  Lowest contract charge 0.65% Class B        $10.01            --              --          --        (2.82)%
      Highest contract charge 1.70% Class B       $10.87            --              --          --        (3.81)%
      All contract charges                            --           802         $ 8,882        0.06%          --
2014  Lowest contract charge 0.65% Class B        $10.30            --              --          --        (2.09)%
      Highest contract charge 1.70% Class B       $11.30            --              --          --        (3.09)%
      All contract charges                            --           759         $ 8,710        0.00%          --
AB VPS REAL ESTATE INVESTMENT PORTFOLIO
2018  Lowest contract charge 1.10% Class B        $10.65            --              --          --        (5.50)%
      Highest contract charge 1.25% Class B       $11.22            --              --          --        (5.71)%
      All contract charges                            --           517         $ 5,647        1.71%          --
2017  Lowest contract charge 1.10% Class B        $11.27            --              --          --         5.23%
      Highest contract charge 1.25% Class B       $11.90            --              --          --         5.12%
      All contract charges                            --           480         $ 5,563        1.60%          --
2016  Lowest contract charge 1.10% Class B        $10.71            --              --          --         6.25%
      Highest contract charge 1.25% Class B       $11.32            --              --          --         5.99%
      All contract charges                            --           388         $ 4,322        1.53%          --
2015  Lowest contract charge 1.10% Class B(e)     $10.08            --              --          --         2.44%
      Highest contract charge 1.25% Class B       $10.68            --              --          --        (0.56)%
      All contract charges                            --           154         $ 1,646        1.62%          --
2014  Lowest contract charge 1.20% Class B(b)     $10.74            --              --          --        11.99%
      Highest contract charge 1.25% Class B(b)    $10.74            --              --          --        11.99%
      All contract charges                            --             9         $   104        0.00%          --
AB VPS SMALL/MID CAP VALUE PORTFOLIO
2018  Lowest contract charge 0.30% Class B(b)     $11.21            --              --          --       (15.59)%
      Highest contract charge 1.25% Class B       $10.76            --              --          --       (16.39)%
      All contract charges                            --           402         $ 4,259        0.22%          --
2017  Lowest contract charge 1.10% Class B(e)     $12.50            --              --          --        11.61%
      Highest contract charge 1.25% Class B       $12.87            --              --          --        11.53%
      All contract charges                            --           317         $ 4,027        0.25%          --
2016  Lowest contract charge 0.30% Class B        $11.80            --              --          --        24.34%
      Highest contract charge 1.25% Class B       $11.54            --              --          --        23.16%
      All contract charges                            --           250         $ 2,852        0.39%          --
2015  Lowest contract charge 0.30% Class B(b)     $ 9.49            --              --          --        (5.95)%
      Highest contract charge 1.25% Class B       $ 9.37            --              --          --        (6.86)%
      All contract charges                            --           122         $ 1,140        0.54%          --
2014  Lowest contract charge 1.20% Class B(b)     $10.06            --              --          --         3.60%
      Highest contract charge 1.25% Class B(b)    $10.06            --              --          --         3.60%
      All contract charges                            --            15         $   146        0.00%          --
ALL ASSET GROWTH-ALT 20(K)(L)(M)(N)
2018  Lowest contract charge 1.30% Class A        $14.89            --              --          --        (8.76)%
      Highest contract charge 1.70% Class A       $14.34            --              --          --        (9.18)%
      All contract charges                            --         1,865         $27,529        1.76%          --

                                    FSA-209

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                                               ACCUMULATION
                                                             UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                  ---------- ----------------- ------------ ------------- --------
ALL ASSET GROWTH-ALT 20(K)(L)(M)(N) (CONTINUED)
2017  Lowest contract charge 1.30% Class A          $16.32            --              --          --        14.45%
      Highest contract charge 1.70% Class A         $15.79            --              --          --        13.92%
      All contract charges                              --         1,946         $31,512        1.61%          --
2016  Lowest contract charge 1.30% Class A          $14.26            --              --          --         8.11%
      Highest contract charge 1.70% Class A         $13.86            --              --          --         7.78%
      All contract charges                              --         1,294         $18,359        1.45%          --
2015  Lowest contract charge 1.30% Class A          $13.19            --              --          --        (5.18)%
      Highest contract charge 1.70% Class A         $12.86            --              --          --        (5.65)%
      All contract charges                              --         1,122         $14,722        0.88%          --
2014  Lowest contract charge 1.30% Class A          $13.91            --              --          --         1.02%
      Highest contract charge 1.70% Class A         $13.63            --              --          --         0.66%
      All contract charges                              --           907         $12,546        1.58%          --
ALL ASSET GROWTH-ALT 20(K)(L)(M)(N)
2018  Lowest contract charge 1.10% Class B          $ 9.95            --              --          --        (8.55)%
      Highest contract charge 1.25% Class B         $ 9.92            --              --          --        (8.74)%
      All contract charges                              --         1,145         $11,373        1.76%          --
2017  Lowest contract charge 1.10% Class B(h)       $10.88            --              --          --         8.58%
      Highest contract charge 1.25% Class B(h)      $10.87            --              --          --         8.48%
      All contract charges                              --         1,153         $12,537        1.61%          --
ALPS | RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO
2018  Lowest contract charge 1.10% Class III(f)     $10.67            --              --          --       (13.46)%
      Highest contract charge 1.25% Class III       $10.61            --              --          --       (13.60)%
      All contract charges                              --           360         $ 3,842        5.79%          --
2017  Lowest contract charge 0.30% Class III        $12.33            --              --          --        24.55%
      Highest contract charge 1.25% Class III       $12.28            --              --          --        23.29%
      All contract charges                              --           268         $ 3,300        3.19%          --
2016  Lowest contract charge 1.10% Class III        $ 9.98            --              --          --         6.85%
      Highest contract charge 1.25% Class III       $ 9.96            --              --          --         6.64%
      All contract charges                              --           158         $ 1,582        1.12%          --
2015  Lowest contract charge 1.10% Class III(f)     $ 9.34            --              --          --        (9.42)%
      Highest contract charge 1.25% Class III(f)    $ 9.34            --              --          --        (9.48)%
      All contract charges                              --            48         $   457        0.62%          --
AMERICAN CENTURY VP INFLATION PROTECTION FUND
2018  Lowest contract charge 1.10% Class II         $ 9.70            --              --          --        (3.87)%
      Highest contract charge 1.25% Class II        $ 9.67            --              --          --        (4.07)%
      All contract charges                              --           817         $ 7,906        2.97%          --
2017  Lowest contract charge 1.10% Class II         $10.09            --              --          --         2.54%
      Highest contract charge 1.25% Class II        $10.08            --              --          --         2.44%
      All contract charges                              --           627         $ 6,328        2.74%          --
2016  Lowest contract charge 1.10% Class II         $ 9.84            --              --          --         3.25%
      Highest contract charge 1.25% Class II        $ 9.84            --              --          --         3.04%
      All contract charges                              --           438         $ 4,317        1.86%          --
2015  Lowest contract charge 1.10% Class II(e)      $ 9.53            --              --          --        (3.54)%
      Highest contract charge 1.25% Class II        $ 9.55            --              --          --        (3.63)%
      All contract charges                              --           337         $ 3,208        1.92%          --
2014  Lowest contract charge 1.20% Class II         $ 9.92            --              --          --         2.06%
      Highest contract charge 1.25% Class II        $ 9.91            --              --          --         1.95%
      All contract charges                              --           218         $ 2,169        1.51%          --
AMERICAN CENTURY VP LARGE COMPANY VALUE
2018  Lowest contract charge 1.30% Class II         $19.41            --              --          --        (9.38)%
      Highest contract charge 1.70% Class II        $18.71            --              --          --        (9.74)%
      All contract charges                              --            88         $ 1,680        1.57%          --
2017  Lowest contract charge 1.30% Class II         $21.42            --              --          --         9.51%
      Highest contract charge 1.70% Class II        $20.73            --              --          --         9.11%
      All contract charges                              --           113         $ 2,376        1.58%          --

                                    FSA-210

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                                                          ACCUMULATION
                                                                        UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                             UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                             ---------- ----------------- ------------ ------------- --------
AMERICAN CENTURY VP LARGE COMPANY VALUE (CONTINUED)
2016            Lowest contract charge 1.30% Class II          $19.56            --              --          --        13.52%
                Highest contract charge 1.70% Class II         $19.00            --              --          --        13.03%
                All contract charges                               --           121         $ 2,365        1.96%          --
2015            Lowest contract charge 1.30% Class II          $17.23            --              --          --        (5.28)%
                Highest contract charge 1.70% Class II         $16.81            --              --          --        (5.67)%
                All contract charges                               --           147         $ 2,523        1.35%          --
2014            Lowest contract charge 1.30% Class II          $18.19            --              --          --        11.25%
                Highest contract charge 1.70% Class II         $17.82            --              --          --        10.89%
                All contract charges                               --           143         $ 2,581        1.29%          --
AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION FUND/SM/
2018            Lowest contract charge 1.10% Class 4           $11.32            --              --          --        (5.90)%
                Highest contract charge 1.25% Class 4          $12.35            --              --          --        (6.01)%
                All contract charges                               --         5,924         $70,115        1.65%          --
2017            Lowest contract charge 1.10% Class 4           $12.03            --              --          --        14.68%
                Highest contract charge 1.25% Class 4          $13.14            --              --          --        14.46%
                All contract charges                               --         4,036         $50,965        1.67%          --
2016            Lowest contract charge 1.10% Class 4           $10.49            --              --          --         7.92%
                Highest contract charge 1.25% Class 4          $11.48            --              --          --         7.79%
                All contract charges                               --         2,434         $27,035        1.67%          --
2015            Lowest contract charge 1.10% Class 4(e)        $ 9.72            --              --          --        (2.11)%
                Highest contract charge 1.25% Class 4          $10.65            --              --          --        (0.19)%
                All contract charges                               --         1,420         $14,981        2.33%          --
2014            Lowest contract charge 1.20% Class 4           $10.67            --              --          --         3.89%
                Highest contract charge 1.25% Class 4          $10.67            --              --          --         3.89%
                All contract charges                               --           718         $ 7,663        3.06%          --
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/
2018            Lowest contract charge 0.65% Class 4           $10.34            --              --          --        (1.62)%
                Highest contract charge 1.70% Class 4          $ 9.82            --              --          --        (2.58)%
                All contract charges                               --         3,487         $34,807        2.13%          --
2017            Lowest contract charge 0.65% Class 4           $10.51            --              --          --         2.64%
                Highest contract charge 1.70% Class 4          $10.08            --              --          --         1.61%
                All contract charges                               --         4,010         $40,933        1.95%          --
2016            Lowest contract charge 0.65% Class 4           $10.24            --              --          --         2.20%
                Highest contract charge 1.70% Class 4          $ 9.92            --              --          --         1.02%
                All contract charges                               --         3,991         $39,988        1.70%          --
2015            Lowest contract charge 0.65% Class 4           $10.02            --              --          --        (0.79)%
                Highest contract charge 1.70% Class 4          $ 9.82            --              --          --        (1.80)%
                All contract charges                               --         2,649         $26,193        2.07%          --
2014            Lowest contract charge 0.65% Class 4           $10.10            --              --          --         4.45%
                Highest contract charge 1.70% Class 4          $10.00            --              --          --         3.41%
                All contract charges                               --         1,029         $10,341        4.09%          --
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/
2018            Lowest contract charge 0.30% Class 4           $13.46            --              --          --        (9.48)%
                Highest contract charge 1.25% Class 4          $12.81            --              --          --       (10.36)%
                All contract charges                               --           922         $10,929        0.58%          --
2017            Lowest contract charge 0.30% Class 4           $14.87            --              --          --        30.67%
                Highest contract charge 1.25% Class 4          $14.29            --              --          --        29.44%
                All contract charges                               --           589         $ 7,918        0.72%          --
2016            Lowest contract charge 0.30% Class 4           $11.38            --              --          --         0.09%
                Highest contract charge 1.25% Class 4          $11.04            --              --          --        (0.81)%
                All contract charges                               --           386         $ 4,005        0.77%          --
2015            Lowest contract charge 0.30% Class 4           $11.37            --              --          --         6.36%
                Highest contract charge 1.25% Class 4          $11.13            --              --          --         5.30%
                All contract charges                               --           244         $ 2,669        1.33%          --

                                    FSA-211

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                            YEARS ENDED DECEMBER 31,
                                                                        -------------------------------------------------------
                                                                                                     ACCUMULATION
                                                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT
                                                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO*
                                                                        ---------- ----------------- ------------ -------------
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/ (CONTINUED)
2014               Lowest contract charge 1.20% Class 4                   $10.57            --              --          --
                   Highest contract charge 1.25% Class 4                  $10.57            --              --          --
                   All contract charges                                       --           129         $ 1,356        2.11%
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/
2018               Lowest contract charge 0.30% Class 4                   $11.82            --              --          --
                   Highest contract charge 1.70% Class 4                  $12.42            --              --          --
                   All contract charges                                       --         1,382         $16,863        0.02%
2017               Lowest contract charge 0.30% Class 4                   $13.29            --              --          --
                   Highest contract charge 1.70% Class 4                  $14.17            --              --          --
                   All contract charges                                       --         1,194         $16,674        0.41%
2016               Lowest contract charge 0.30% Class 4                   $10.61            --              --          --
                   Highest contract charge 1.70% Class 4                  $11.47            --              --          --
                   All contract charges                                       --         1,083         $12,237        0.10%
2015               Lowest contract charge 0.30% Class 4                   $10.45            --              --          --
                   Highest contract charge 1.70% Class 4                  $11.46            --              --          --
                   All contract charges                                       --         1,077         $12,084          --
2014               Lowest contract charge 1.20% Class 4                   $10.37            --              --          --
                   Highest contract charge 1.70% Class 4                  $11.66            --              --          --
                   All contract charges                                       --           604         $ 6,910        0.10%
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/
2018               Lowest contract charge 0.30% Class 4                   $15.36            --              --          --
                   Highest contract charge 1.25% Class 4                  $14.62            --              --          --
                   All contract charges                                       --         1,461         $19,140        1.51%
2017               Lowest contract charge 0.30% Class 4                   $15.73            --              --          --
                   Highest contract charge 1.25% Class 4                  $15.11            --              --          --
                   All contract charges                                       --           867         $11,955        1.52%
2016               Lowest contract charge 0.30% Class 4                   $12.92            --              --          --
                   Highest contract charge 1.25% Class 4                  $12.54            --              --          --
                   All contract charges                                       --           505         $ 6,035        1.49%
2015               Lowest contract charge 0.30% Class 4                   $11.65            --              --          --
                   Highest contract charge 1.25% Class 4                  $11.41            --              --          --
                   All contract charges                                       --           371         $ 4,158        1.91%
2014               Lowest contract charge 1.20% Class 4                   $11.42            --              --          --
                   Highest contract charge 1.25% Class 4                  $11.42            --              --          --
                   All contract charges                                       --           136         $ 1,561        2.38%
AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND INCOME FUND/SM/
2018               Lowest contract charge 1.10% Class 4                   $ 9.51            --              --          --
                   Highest contract charge 1.25% Class 4                  $ 9.69            --              --          --
                   All contract charges                                       --           715         $ 6,877        2.31%
2017               Lowest contract charge 1.10% Class 4                   $10.86            --              --          --
                   Highest contract charge 1.25% Class 4                  $11.08            --              --          --
                   All contract charges                                       --           506         $ 5,568        2.34%
2016               Lowest contract charge 1.10% Class 4                   $ 8.81            --              --          --
                   Highest contract charge 1.25% Class 4                  $ 8.99            --              --          --
                   All contract charges                                       --           361         $ 3,229        2.67%
2015               Lowest contract charge 1.10% Class 4(e)                $ 8.80            --              --          --
                   Highest contract charge 1.25% Class 4                  $ 9.00            --              --          --
                   All contract charges                                       --           319         $ 2,871        2.52%
2014               Lowest contract charge 1.20% Class 4                   $ 9.68            --              --          --
                   Highest contract charge 1.25% Class 4                  $ 9.68            --              --          --
                   All contract charges                                       --           172         $ 1,662        5.12%
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET ALLOCATION FUND/SM/
2018               Lowest contract charge 1.30% Class P-2                 $12.76            --              --          --
                   Highest contract charge 1.70% Class P-2                $12.46            --              --          --
                   All contract charges                                       --           509         $ 6,445        1.33%

                                                     --------

                                                      TOTAL
                                                     RETURN**
                                                     --------

Lowest contract charge 1.20% Class 4                    0.76%
Highest contract charge 1.25% Class 4                   0.76%
All contract charges                                      --

Lowest contract charge 0.30% Class 4                  (11.06)%
Highest contract charge 1.70% Class 4                 (12.35)%
All contract charges                                      --
Lowest contract charge 0.30% Class 4                   25.26%
Highest contract charge 1.70% Class 4                  23.54%
All contract charges                                      --
Lowest contract charge 0.30% Class 4                    1.53%
Highest contract charge 1.70% Class 4                   0.09%
All contract charges                                      --
Lowest contract charge 0.30% Class 4                   (0.29)%
Highest contract charge 1.70% Class 4                  (1.72)%
All contract charges                                      --
Lowest contract charge 1.20% Class 4                    0.58%
Highest contract charge 1.70% Class 4                   0.17%
All contract charges                                      --

Lowest contract charge 0.30% Class 4                   (2.35)%
Highest contract charge 1.25% Class 4                  (3.24)%
All contract charges                                      --
Lowest contract charge 0.30% Class 4                   21.75%
Highest contract charge 1.25% Class 4                  20.49%
All contract charges                                      --
Lowest contract charge 0.30% Class 4                   10.90%
Highest contract charge 1.25% Class 4                   9.90%
All contract charges                                      --
Lowest contract charge 0.30% Class 4                    0.95%
Highest contract charge 1.25% Class 4                  (0.09)%
All contract charges                                      --
Lowest contract charge 1.20% Class 4                    8.97%
Highest contract charge 1.25% Class 4                   8.97%
All contract charges                                      --

Lowest contract charge 1.10% Class 4                  (12.43)%
Highest contract charge 1.25% Class 4                 (12.55)%
All contract charges                                      --
Lowest contract charge 1.10% Class 4                   23.27%
Highest contract charge 1.25% Class 4                  23.25%
All contract charges                                      --
Lowest contract charge 1.10% Class 4                    0.11%
Highest contract charge 1.25% Class 4                  (0.11)%
All contract charges                                      --
Lowest contract charge 1.10% Class 4(e)               (12.09)%
Highest contract charge 1.25% Class 4                  (7.02)%
All contract charges                                      --
Lowest contract charge 1.20% Class 4                   (4.63)%
Highest contract charge 1.25% Class 4                  (4.63)%
All contract charges                                      --

Lowest contract charge 1.30% Class P-2                 (6.18)%
Highest contract charge 1.70% Class P-2                (6.53)%
All contract charges                                      --

                                    FSA-212

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                                      ACCUMULATION
                                                                    UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                         ---------- ----------------- ------------ ------------- --------
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET ALLOCATION
FUND/SM/ (CONTINUED)
2017  Lowest contract charge 1.30% Class P-2               $13.60            --               --         --        13.33%
      Highest contract charge 1.70% Class P-2              $13.33            --               --         --        12.87%
      All contract charges                                     --           562         $  7,606       0.76%          --
2016  Lowest contract charge 1.30% Class P-2               $12.00            --               --         --         5.91%
      Highest contract charge 1.70% Class P-2              $11.81            --               --         --         5.45%
      All contract charges                                     --           484         $  5,775       1.31%          --
2015  Lowest contract charge 1.30% Class P-2               $11.33            --               --         --        (2.41)%
      Highest contract charge 1.70% Class P-2              $11.20            --               --         --        (2.78)%
      All contract charges                                     --           504         $  5,699       1.50%          --
2014  Lowest contract charge 1.30% Class P-2               $11.61            --               --         --         1.57%
      Highest contract charge 1.70% Class P-2              $11.52            --               --         --         1.14%
      All contract charges                                     --           489         $  5,664       0.08%          --
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)
2018  Lowest contract charge 0.30% Class 4                 $10.29            --               --         --       (14.53)%
      Highest contract charge 1.70% Class 4                $10.22            --               --         --       (15.75)%
      All contract charges                                     --         5,012         $ 51,492       0.71%          --
2017  Lowest contract charge 0.30% Class 4                 $12.04            --               --         --        28.63%
      Highest contract charge 1.70% Class 4                $12.13            --               --         --        26.88%
      All contract charges                                     --         4,386         $ 53,367       0.85%          --
2016  Lowest contract charge 0.30% Class 4                 $ 9.36            --               --         --         4.82%
      Highest contract charge 1.70% Class 4                $ 9.56            --               --         --         3.24%
      All contract charges                                     --         3,789         $ 36,229       0.67           --
2015  Lowest contract charge 0.30% Class 4                 $ 8.93            --               --         --        (3.67)%
      Highest contract charge 1.70% Class 4                $ 9.26            --               --         --        (5.03)%
      All contract charges                                     --         3,247         $ 29,955       0.58%          --
2014  Lowest contract charge 1.20% Class 4                 $ 9.17            --               --         --        (9.30)%
      Highest contract charge 1.70% Class 4                $ 9.75            --               --         --        (9.64)%
      All contract charges                                     --         2,069         $ 20,029       1.59%          --
AXA 400 MANAGED VOLATILITY
2018  Lowest contract charge 0.65% Class B                 $18.07            --               --         --       (12.83)%
      Highest contract charge 1.70% Class B                $19.76            --               --         --       (13.75)%
      All contract charges                                     --         3,091         $ 58,913       0.89%          --
2017  Lowest contract charge 0.65% Class B                 $20.73            --               --         --        14.47%
      Highest contract charge 1.70% Class B                $22.91            --               --         --        13.25%
      All contract charges                                     --         3,593         $ 79,230       0.74%          --
2016  Lowest contract charge 0.65% Class B                 $18.11            --               --         --        18.91%
      Highest contract charge 1.70% Class B                $20.23            --               --         --        17.68%
      All contract charges                                     --         3,959         $ 78,033       0.74%          --
2015  Lowest contract charge 0.65% Class B                 $15.23            --               --         --        (3.73)%
      Highest contract charge 1.70% Class B                $17.19            --               --         --        (4.76)%
      All contract charges                                     --         4,241         $ 72,320       0.54%          --
2014  Lowest contract charge 0.65% Class B                 $15.82            --               --         --         8.06%
      Highest contract charge 1.70% Class B                $18.05            --               --         --         6.93%
      All contract charges                                     --         4,305         $ 77,669       0.40%          --
AXA 500 MANAGED VOLATILITY
2018  Lowest contract charge 0.65% Class B                 $20.15            --               --         --        (6.67)%
      Highest contract charge 1.70% Class B                $20.26            --               --         --        (7.66)%
      All contract charges                                     --         6,960         $139,884       1.03%          --
2017  Lowest contract charge 0.65% Class B                 $21.59            --               --         --        19.94%
      Highest contract charge 1.70% Class B                $21.94            --               --         --        18.66%
      All contract charges                                     --         8,242         $179,840       1.08%          --
2016  Lowest contract charge 0.65% Class B                 $18.00            --               --         --        10.29%
      Highest contract charge 1.70% Class B                $18.49            --               --         --         9.15%
      All contract charges                                     --         9,491         $175,396       1.20%          --

                                    FSA-213

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
AXA 500 MANAGED VOLATILITY (CONTINUED)
2015  Lowest contract charge 0.65% Class B       $16.32            --               --         --        (0.24)%
      Highest contract charge 1.70% Class B      $16.94            --               --         --        (1.34)%
      All contract charges                           --        10,031         $170,851       0.90%          --
2014  Lowest contract charge 0.65% Class B       $16.36            --               --         --        11.83%
      Highest contract charge 1.70% Class B      $17.17            --               --         --        10.70%
      All contract charges                           --        10,706         $185,193       0.57%          --
AXA 2000 MANAGED VOLATILITY
2018  Lowest contract charge 0.65% Class B       $17.17            --               --         --       (12.49)%
      Highest contract charge 1.70% Class B      $19.24            --               --         --       (13.41)%
      All contract charges                           --         3,194         $ 60,105       0.73%          --
2017  Lowest contract charge 0.65% Class B       $19.62            --               --         --        13.15%
      Highest contract charge 1.70% Class B      $22.22            --               --         --        11.94%
      All contract charges                           --         3,550         $ 77,736       0.70%          --
2016  Lowest contract charge 0.65% Class B       $17.34            --               --         --        19.75%
      Highest contract charge 1.70% Class B      $19.85            --               --         --        18.44%
      All contract charges                           --         3,941         $ 77,963       0.70%          --
2015  Lowest contract charge 0.65% Class B       $14.48            --               --         --        (5.73)%
      Highest contract charge 1.70% Class B      $16.76            --               --         --        (6.68)%
      All contract charges                           --         4,452         $ 74,582       0.39%          --
2014  Lowest contract charge 0.65% Class B       $15.36            --               --         --         3.36%
      Highest contract charge 1.70% Class B      $17.96            --               --         --         2.28%
      All contract charges                           --         4,617         $ 83,163       0.15%          --
AXA AGGRESSIVE ALLOCATION
2018  Lowest contract charge 1.30% Class A       $16.80            --               --         --        (9.87)%
      Highest contract charge 1.70% Class A      $16.18            --               --         --       (10.31)%
      All contract charges                           --         1,025         $ 17,064       1.63%          --
2017  Lowest contract charge 1.30% Class A       $18.64            --               --         --        17.53%
      Highest contract charge 1.70% Class A      $18.04            --               --         --        17.07%
      All contract charges                           --         1,073         $ 19,847       1.57%          --
2016  Lowest contract charge 1.30% Class A       $15.86            --               --         --         7.38%
      Highest contract charge 1.70% Class A      $15.41            --               --         --         6.94%
      All contract charges                           --         1,146         $ 18,059       0.98%          --
2015  Lowest contract charge 1.30% Class A       $14.77            --               --         --        (3.02)%
      Highest contract charge 1.70% Class A      $14.41            --               --         --        (3.42)%
      All contract charges                           --         1,184         $ 17,376       0.93%          --
2014  Lowest contract charge 1.30% Class A       $15.23            --               --         --         3.32%
      Highest contract charge 1.70% Class A      $14.92            --               --         --         2.97%
      All contract charges                           --         1,348         $ 20,405       1.53%          --
AXA AGGRESSIVE ALLOCATION
2018  Lowest contract charge 1.10% Class B       $10.70            --               --         --        (9.70)%
      Highest contract charge 1.25% Class B      $11.77            --               --         --        (9.88)%
      All contract charges                           --           708         $  7,939       1.63%          --
2017  Lowest contract charge 1.10% Class B       $11.85            --               --         --        17.79%
      Highest contract charge 1.25% Class B      $13.06            --               --         --        17.66%
      All contract charges                           --           557         $  6,931       1.57%          --
2016  Lowest contract charge 1.10% Class B       $10.06            --               --         --         7.59%
      Highest contract charge 1.25% Class B      $11.10            --               --         --         7.35%
      All contract charges                           --           273         $  2,901       0.98%          --
2015  Lowest contract charge 1.10% Class B(e)    $ 9.35            --               --         --        (6.22)%
      Highest contract charge 1.25% Class B      $10.34            --               --         --        (2.91)%
      All contract charges                           --           118         $  1,216       0.93%          --
2014  Lowest contract charge 1.20% Class B       $10.66            --               --         --         3.50%
      Highest contract charge 1.25% Class B      $10.65            --               --         --         3.40%
      All contract charges                           --            94         $  1,006       1.53%          --

                                    FSA-214

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                 YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------------------
                                                                          ACCUMULATION
                                                        UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                             ---------- ----------------- ------------ ------------- --------
AXA AGGRESSIVE STRATEGY
2018  Lowest contract charge 1.30% Class B     $14.74             --               --        --       (8.28)%
      Highest contract charge 1.70% Class B    $14.35             --               --        --       (8.60)%
      All contract charges                         --        234,232       $3,434,707      1.22%         --
2017  Lowest contract charge 1.30% Class B     $16.07             --               --        --       14.21%
      Highest contract charge 1.70% Class B    $15.70             --               --        --       13.77%
      All contract charges                         --        223,958       $3,578,153      1.71%         --
2016  Lowest contract charge 1.30% Class B     $14.07             --               --        --        7.73%
      Highest contract charge 1.70% Class B    $13.80             --               --        --        7.23%
      All contract charges                         --        193,603       $2,709,398      1.09%         --
2015  Lowest contract charge 1.30% Class B     $13.06             --               --        --       (2.46)%
      Highest contract charge 1.70% Class B    $12.87             --               --        --       (2.79)%
      All contract charges                         --        171,989       $2,236,469      1.43%         --
2014  Lowest contract charge 1.30% Class B     $13.39             --               --        --        4.86%
      Highest contract charge 1.70% Class B    $13.24             --               --        --        4.42%
      All contract charges                         --        118,842       $1,585,315      1.99%         --
AXA BALANCED STRATEGY
2018  Lowest contract charge 0.65% Class B     $13.27             --               --        --       (4.81)%
      Highest contract charge 1.70% Class B    $13.25             --               --        --       (5.83)%
      All contract charges                         --        193,589       $2,678,065      1.19%         --
2017  Lowest contract charge 0.65% Class B     $13.94             --               --        --        9.16%
      Highest contract charge 1.70% Class B    $14.07             --               --        --        7.98%
      All contract charges                         --        207,052       $3,033,570      1.29%         --
2016  Lowest contract charge 0.65% Class B     $12.77             --               --        --        5.28%
      Highest contract charge 1.70% Class B    $13.03             --               --        --        4.16%
      All contract charges                         --        206,228       $2,791,404      0.89%         --
2015  Lowest contract charge 0.65% Class B     $12.13             --               --        --       (1.30)%
      Highest contract charge 1.70% Class B    $12.51             --               --        --       (2.34)%
      All contract charges                         --        194,842       $2,525,918      1.04%         --
2014  Lowest contract charge 0.65% Class B     $12.29             --               --        --        3.71%
      Highest contract charge 1.70% Class B    $12.81             --               --        --        2.64%
      All contract charges                         --        168,531       $2,235,687      1.25%         --
AXA CONSERVATIVE GROWTH STRATEGY
2018  Lowest contract charge 0.65% Class B     $12.53             --               --        --       (3.91)%
      Highest contract charge 1.70% Class B    $12.45             --               --        --       (4.89)%
      All contract charges                         --         92,579       $1,198,312      1.16%         --
2017  Lowest contract charge 0.65% Class B     $13.04             --               --        --        7.33%
      Highest contract charge 1.70% Class B    $13.09             --               --        --        6.16%
      All contract charges                         --        102,892       $1,397,489      1.22%         --
2016  Lowest contract charge 0.65% Class B     $12.15             --               --        --        4.20%
      Highest contract charge 1.70% Class B    $12.33             --               --        --        3.18%
      All contract charges                         --        103,465       $1,320,323      0.90%         --
2015  Lowest contract charge 0.65% Class B     $11.66             --               --        --       (1.10)%
      Highest contract charge 1.70% Class B    $11.95             --               --        --       (2.13)%
      All contract charges                         --         94,706       $1,168,745      0.99%         --
2014  Lowest contract charge 0.65% Class B     $11.79             --               --        --        3.15%
      Highest contract charge 1.70% Class B    $12.21             --               --        --        2.01%
      All contract charges                         --         83,471       $1,051,381      1.11%         --
AXA CONSERVATIVE STRATEGY
2018  Lowest contract charge 1.30% Class B     $11.33             --               --        --       (2.66)%
      Highest contract charge 1.70% Class B    $10.91             --               --        --       (3.11)%
      All contract charges                         --         51,579       $  582,463      1.14%         --
2017  Lowest contract charge 0.65% Class B     $11.36             --               --        --        3.56%
      Highest contract charge 1.70% Class B    $11.26             --               --        --        2.55%
      All contract charges                         --         61,121       $  710,754      0.98%         --

                                    FSA-215

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                 YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                                                          ACCUMULATION
                                                        UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                             ---------- ----------------- ------------ ------------- --------
AXA CONSERVATIVE STRATEGY (CONTINUED)
2016  Lowest contract charge 0.65% Class B     $10.97             --               --        --         2.14%
      Highest contract charge 1.70% Class B    $10.98             --               --        --         1.01%
      All contract charges                         --         70,164       $  792,717      0.83%          --
2015  Lowest contract charge 0.65% Class B     $10.74             --               --        --        (0.83)%
      Highest contract charge 1.70% Class B    $10.87             --               --        --        (1.81)%
      All contract charges                         --         62,480       $  696,974      0.88%          --
2014  Lowest contract charge 0.65% Class B     $10.83             --               --        --         1.98%
      Highest contract charge 1.70% Class B    $11.07             --               --        --         0.82%
      All contract charges                         --         52,780       $  599,559      0.83%          --
AXA GLOBAL EQUITY MANAGED VOLATILITY
2018  Lowest contract charge 1.30% Class A     $14.45             --               --        --       (13.27)%
      Highest contract charge 1.70% Class A    $13.92             --               --        --       (13.65)%
      All contract charges                         --            361       $    5,171      0.99%          --
2017  Lowest contract charge 1.30% Class A     $16.66             --               --        --        24.42%
      Highest contract charge 1.70% Class A    $16.12             --               --        --        23.90%
      All contract charges                         --            413       $    6,818      1.08%          --
2016  Lowest contract charge 1.30% Class A     $13.39             --               --        --         3.16%
      Highest contract charge 1.70% Class A    $13.01             --               --        --         2.68%
      All contract charges                         --            467       $    6,204      0.95%          --
2015  Lowest contract charge 1.30% Class A     $12.98             --               --        --        (3.06)%
      Highest contract charge 1.70% Class A    $12.67             --               --        --        (3.36)%
      All contract charges                         --            530       $    6,839      0.93%          --
2014  Lowest contract charge 1.30% Class A     $13.39             --               --        --         0.37%
      Highest contract charge 1.70% Class A    $13.11             --               --        --        (0.08)%
      All contract charges                         --            562       $    7,487      1.04%          --
AXA GLOBAL EQUITY MANAGED VOLATILITY
2018  Lowest contract charge 1.30% Class B     $30.65             --               --        --       (13.32)%
      Highest contract charge 1.70% Class B    $21.46             --               --        --       (13.68)%
      All contract charges                         --            279       $    7,728      0.99%          --
2017  Lowest contract charge 1.30% Class B     $35.36             --               --        --        24.46%
      Highest contract charge 1.70% Class B    $24.86             --               --        --        23.93%
      All contract charges                         --            341       $   10,751      1.08%          --
2016  Lowest contract charge 1.30% Class B     $28.41             --               --        --         3.12%
      Highest contract charge 1.70% Class B    $20.06             --               --        --         2.71%
      All contract charges                         --            348       $    8,719      0.95%          --
2015  Lowest contract charge 1.30% Class B     $27.55             --               --        --        (2.99)%
      Highest contract charge 1.70% Class B    $19.53             --               --        --        (3.41)%
      All contract charges                         --            328       $    8,040      0.93%          --
2014  Lowest contract charge 1.30% Class B     $28.40             --               --        --         0.35%
      Highest contract charge 1.70% Class B    $20.22             --               --        --         0.00%
      All contract charges                         --            294       $    7,409      1.04%          --
AXA GROWTH STRATEGY
2018  Lowest contract charge 0.65% Class B     $14.86             --               --        --        (6.66)%
      Highest contract charge 1.70% Class B    $15.00             --               --        --        (7.69)%
      All contract charges                         --        254,814       $4,017,172      1.20%          --
2017  Lowest contract charge 0.65% Class B     $15.92             --               --        --        12.99%
      Highest contract charge 1.70% Class B    $16.25             --               --        --        11.84%
      All contract charges                         --        255,967       $4,359,904      1.55%          --
2016  Lowest contract charge 0.65% Class B     $14.09             --               --        --         7.39%
      Highest contract charge 1.70% Class B    $14.53             --               --        --         6.21%
      All contract charges                         --        237,828       $3,616,245      1.00%          --
2015  Lowest contract charge 0.65% Class B     $13.12             --               --        --        (1.65)%
      Highest contract charge 1.70% Class B    $13.68             --               --        --        (2.63)%
      All contract charges                         --        217,542       $3,107,504      1.26%          --
2014  Lowest contract charge 0.65% Class B     $13.34             --               --        --         4.96%
      Highest contract charge 1.70% Class B    $14.05             --               --        --         3.84%
      All contract charges                         --        165,833       $2,437,544      1.66%          --

                                    FSA-216

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                 YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                                                          ACCUMULATION
                                                        UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                             ---------- ----------------- ------------ ------------- --------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
2018  Lowest contract charge 1.30% Class A     $10.78            --               --         --       (15.98)%
      Highest contract charge 1.70% Class A    $10.39            --               --         --       (16.34)%
      All contract charges                         --           435         $  4,650       1.70%          --
2017  Lowest contract charge 1.30% Class A     $12.83            --               --         --        24.68%
      Highest contract charge 1.70% Class A    $12.42            --               --         --        24.20%
      All contract charges                         --           432         $  5,495       1.66%          --
2016  Lowest contract charge 1.30% Class A     $10.29            --               --         --        (1.15)%
      Highest contract charge 1.70% Class A    $10.00            --               --         --        (1.48)%
      All contract charges                         --           434         $  4,432       0.29%          --
2015  Lowest contract charge 1.30% Class A     $10.41            --               --         --        (5.54)%
      Highest contract charge 1.70% Class A    $10.15            --               --         --        (5.93)%
      All contract charges                         --           445         $  4,593       0.06%          --
2014  Lowest contract charge 1.30% Class A     $11.02            --               --         --        (7.47)%
      Highest contract charge 1.70% Class A    $10.79            --               --         --        (7.86)%
      All contract charges                         --           388         $  4,253       1.62%          --
AXA INTERNATIONAL CORE MANAGED VOLATILITY
2018  Lowest contract charge 1.30% Class B     $14.99            --               --         --       (16.02)%
      Highest contract charge 1.70% Class B    $11.85            --               --         --       (16.37)%
      All contract charges                         --           437         $  6,117       1.70%          --
2017  Lowest contract charge 1.30% Class B     $17.85            --               --         --        24.65%
      Highest contract charge 1.70% Class B    $14.17            --               --         --        24.19%
      All contract charges                         --           491         $  8,206       1.66%          --
2016  Lowest contract charge 1.30% Class B     $14.32            --               --         --        (1.10)%
      Highest contract charge 1.70% Class B    $11.41            --               --         --        (1.47)%
      All contract charges                         --           545         $  7,273       0.29%          --
2015  Lowest contract charge 1.30% Class B     $14.48            --               --         --        (5.54)%
      Highest contract charge 1.70% Class B    $11.58            --               --         --        (6.01)%
      All contract charges                         --           583         $  7,915       0.06%          --
2014  Lowest contract charge 1.30% Class B     $15.33            --               --         --        (7.48)%
      Highest contract charge 1.70% Class B    $12.32            --               --         --        (7.85)%
      All contract charges                         --           545         $  7,822       1.62%          --
AXA INTERNATIONAL MANAGED VOLATILITY
2018  Lowest contract charge 0.65% Class B     $10.70            --               --         --       (14.94)%
      Highest contract charge 1.70% Class B    $10.30            --               --         --       (15.92)%
      All contract charges                         --         8,262         $ 87,056       1.79%          --
2017  Lowest contract charge 0.65% Class B     $12.58            --               --         --        23.45%
      Highest contract charge 1.70% Class B    $12.25            --               --         --        22.13%
      All contract charges                         --         9,065         $113,324       1.96%          --
2016  Lowest contract charge 0.65% Class B     $10.19            --               --         --        (0.78)%
      Highest contract charge 1.70% Class B    $10.03            --               --         --        (1.76)%
      All contract charges                         --        10,749         $109,748       1.23%          --
2015  Lowest contract charge 0.65% Class B     $10.27            --               --         --        (3.02)%
      Highest contract charge 1.70% Class B    $10.21            --               --         --        (4.13)%
      All contract charges                         --        11,114         $115,259       0.04%          --
2014  Lowest contract charge 0.65% Class B     $10.59            --               --         --        (7.11)%
      Highest contract charge 1.70% Class B    $10.65            --               --         --        (8.03)%
      All contract charges                         --        11,094         $119,622       0.84%          --
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
2018  Lowest contract charge 1.30% Class A     $10.31            --               --         --       (17.59)%
      Highest contract charge 1.70% Class A    $ 9.94            --               --         --       (17.92)%
      All contract charges                         --           233         $  2,379       1.62%          --
2017  Lowest contract charge 1.30% Class A     $12.51            --               --         --        21.69%
      Highest contract charge 1.70% Class A    $12.11            --               --         --        21.34%
      All contract charges                         --           277         $  3,440       1.87%          --

                                    FSA-217

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                        --------------------------------------------------------------
                                                                                     ACCUMULATION
                                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                        ---------- ----------------- ------------ ------------- --------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY (CONTINUED)
2016        Lowest contract charge 1.30% Class A          $10.28           --               --          --       (0.48)%
            Highest contract charge 1.70% Class A         $ 9.98           --               --          --       (0.99)%
            All contract charges                              --          306          $ 3,115        0.45%         --
2015        Lowest contract charge 1.30% Class A          $10.33           --               --          --       (4.44)%
            Highest contract charge 1.70% Class A         $10.08           --               --          --       (4.82)%
            All contract charges                              --          359          $ 3,686        0.10%         --
2014        Lowest contract charge 1.30% Class A          $10.81           --               --          --       (8.39)%
            Highest contract charge 1.70% Class A         $10.59           --               --          --       (8.71)%
            All contract charges                              --          375          $ 4,031        1.63%         --
AXA LARGE CAP CORE MANAGED VOLATILITY
2018        Lowest contract charge 1.30% Class B          $22.35           --               --          --       (7.64)%
            Highest contract charge 1.70% Class B         $15.99           --               --          --       (8.05)%
            All contract charges                              --          401          $ 8,197        0.97%         --
2017        Lowest contract charge 1.30% Class B          $24.20           --               --          --       20.40%
            Highest contract charge 1.70% Class B         $17.39           --               --          --       19.93%
            All contract charges                              --          487          $10,843        1.01%         --
2016        Lowest contract charge 1.30% Class B          $20.10           --               --          --        8.41%
            Highest contract charge 1.70% Class B         $14.50           --               --          --        7.97%
            All contract charges                              --          509          $ 9,344        1.19%         --
2015        Lowest contract charge 1.30% Class B          $18.54           --               --          --       (0.96)%
            Highest contract charge 1.70% Class B         $13.43           --               --          --       (1.40)%
            All contract charges                              --          493          $ 8,225        1.05%         --
2014        Lowest contract charge 1.30% Class B          $18.72           --               --          --       10.18%
            Highest contract charge 1.70% Class B         $13.62           --               --          --        9.75%
            All contract charges                              --          464          $ 7,756        1.24%         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY
2018        Lowest contract charge 1.30% Class A          $23.79           --               --          --       (4.23)%
            Highest contract charge 1.70% Class A         $22.92           --               --          --       (4.62)%
            All contract charges                              --          216          $ 5,059        0.47%         --
2017        Lowest contract charge 1.30% Class A          $24.84           --               --          --       27.52%
            Highest contract charge 1.70% Class A         $24.03           --               --          --       27.01%
            All contract charges                              --          255          $ 6,271        0.48%         --
2016        Lowest contract charge 1.30% Class A          $19.48           --               --          --        4.17%
            Highest contract charge 1.70% Class A         $18.92           --               --          --        3.73%
            All contract charges                              --          274          $ 5,298        0.56%         --
2015        Lowest contract charge 1.30% Class A          $18.70           --               --          --        2.69%
            Highest contract charge 1.70% Class A         $18.24           --               --          --        2.24%
            All contract charges                              --          314          $ 5,839        0.30%         --
2014        Lowest contract charge 1.30% Class A          $18.21           --               --          --        9.63%
            Highest contract charge 1.70% Class A         $17.84           --               --          --        9.25%
            All contract charges                              --          289          $ 5,230        0.24%         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY
2018        Lowest contract charge 1.30% Class B          $27.77           --               --          --       (4.24)%
            Highest contract charge 1.70% Class B         $29.67           --               --          --       (4.63)%
            All contract charges                              --          570          $15,944        0.47%         --
2017        Lowest contract charge 1.30% Class B          $29.00           --               --          --       27.53%
            Highest contract charge 1.70% Class B         $31.11           --               --          --       27.03%
            All contract charges                              --          668          $19,555        0.48%         --
2016        Lowest contract charge 1.30% Class B          $22.74           --               --          --        4.17%
            Highest contract charge 1.70% Class B         $24.49           --               --          --        3.73%
            All contract charges                              --          733          $16,909        0.56%         --
2015        Lowest contract charge 1.30% Class B          $21.83           --               --          --        2.68%
            Highest contract charge 1.70% Class B         $23.61           --               --          --        2.25%
            All contract charges                              --          772          $17,200        0.30%         --

                                    FSA-218

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                                                  ACCUMULATION
                                                                UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                     ---------- ----------------- ------------ ------------- --------
AXA LARGE CAP GROWTH MANAGED VOLATILITY (CONTINUED)
2014      Lowest contract charge 1.30% Class B         $21.26           --               --          --         9.64%
          Highest contract charge 1.70% Class B        $23.09           --               --          --         9.22%
          All contract charges                             --          720          $15,801        0.24%          --
AXA LARGE CAP VALUE MANAGED VOLATILITY
2018      Lowest contract charge 1.30% Class A         $19.13           --               --          --       (11.11)%
          Highest contract charge 1.70% Class A        $18.43           --               --          --       (11.48)%
          All contract charges                             --          495          $ 9,390        2.42%          --
2017      Lowest contract charge 1.30% Class A         $21.52           --               --          --        12.38%
          Highest contract charge 1.70% Class A        $20.82           --               --          --        11.94%
          All contract charges                             --          503          $10,734        1.53%          --
2016      Lowest contract charge 1.30% Class A         $19.15           --               --          --        13.85%
          Highest contract charge 1.70% Class A        $18.60           --               --          --        13.35%
          All contract charges                             --          489          $ 9,281        1.79%          --
2015      Lowest contract charge 1.30% Class A         $16.82           --               --          --        (5.24)%
          Highest contract charge 1.70% Class A        $16.41           --               --          --        (5.64)%
          All contract charges                             --          976          $16,144        2.25%          --
2014      Lowest contract charge 1.30% Class A         $17.75           --               --          --        10.73%
          Highest contract charge 1.70% Class A        $17.39           --               --          --        10.34%
          All contract charges                             --          349          $ 6,155        1.87%          --
AXA LARGE CAP VALUE MANAGED VOLATILITY
2018      Lowest contract charge 1.30% Class B         $17.74           --               --          --       (11.08)%
          Highest contract charge 1.70% Class B        $19.28           --               --          --       (11.48)%
          All contract charges                             --          607          $10,830        2.42%          --
2017      Lowest contract charge 1.30% Class B         $19.95           --               --          --        12.33%
          Highest contract charge 1.70% Class B        $21.78           --               --          --        11.92%
          All contract charges                             --          734          $14,837        1.53%          --
2016      Lowest contract charge 1.30% Class B         $17.76           --               --          --        13.85%
          Highest contract charge 1.70% Class B        $19.46           --               --          --        13.40%
          All contract charges                             --          811          $14,619        1.79%          --
2015      Lowest contract charge 1.30% Class B         $15.60           --               --          --        (5.28)%
          Highest contract charge 1.70% Class B        $17.16           --               --          --        (5.66)%
          All contract charges                             --          817          $12,896        2.25%          --
2014      Lowest contract charge 1.30% Class B         $16.47           --               --          --        10.76%
          Highest contract charge 1.70% Class B        $18.19           --               --          --        10.31%
          All contract charges                             --          805          $13,433        1.87%          --
AXA MID CAP VALUE MANAGED VOLATILITY
2018      Lowest contract charge 1.30% Class A         $20.13           --               --          --       (14.41)%
          Highest contract charge 1.70% Class A        $19.39           --               --          --       (14.81)%
          All contract charges                             --          241          $ 4,819        1.21%          --
2017      Lowest contract charge 1.30% Class A         $23.52           --               --          --        10.89%
          Highest contract charge 1.70% Class A        $22.76           --               --          --        10.43%
          All contract charges                             --          229          $ 5,338        1.07%          --
2016      Lowest contract charge 1.30% Class A         $21.21           --               --          --        16.09%
          Highest contract charge 1.70% Class A        $20.61           --               --          --        15.66%
          All contract charges                             --          216          $ 4,560        1.36%          --
2015      Lowest contract charge 1.30% Class A         $18.27           --               --          --        (4.79)%
          Highest contract charge 1.70% Class A        $17.82           --               --          --        (5.16)%
          All contract charges                             --          199          $ 3,604        0.85%          --
2014      Lowest contract charge 1.30% Class A         $19.19           --               --          --         9.47%
          Highest contract charge 1.70% Class A        $18.79           --               --          --         8.99%
          All contract charges                             --          172          $ 3,272        0.63%          --
AXA MID CAP VALUE MANAGED VOLATILITY
2018      Lowest contract charge 1.30% Class B         $23.17           --               --          --       (14.41)%
          Highest contract charge 1.70% Class B        $23.93           --               --          --       (14.78)%
          All contract charges                             --          414          $ 9,486        1.21%          --

                                    FSA-219

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                                               ACCUMULATION
                                                             UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                  ---------- ----------------- ------------ ------------- --------
AXA MID CAP VALUE MANAGED VOLATILITY (CONTINUED)
2017    Lowest contract charge 1.30% Class B        $27.07             --               --        --       10.85%
        Highest contract charge 1.70% Class B       $28.08             --               --        --       10.42%
        All contract charges                            --            489       $   13,131      1.07%         --
2016    Lowest contract charge 1.30% Class B        $24.42             --               --        --       16.12%
        Highest contract charge 1.70% Class B       $25.43             --               --        --       15.64%
        All contract charges                            --            515       $   12,477      1.36%         --
2015    Lowest contract charge 1.30% Class B        $21.03             --               --        --       (4.76)%
        Highest contract charge 1.70% Class B       $21.99             --               --        --       (5.17)%
        All contract charges                            --            429       $    8,993      0.85%         --
2014    Lowest contract charge 1.30% Class B        $22.08             --               --        --        9.42%
        Highest contract charge 1.70% Class B       $23.19             --               --        --        8.98%
        All contract charges                            --            322       $    7,158      0.63%         --
AXA MODERATE ALLOCATION
2018    Lowest contract charge 1.30% Class A        $13.55             --               --        --       (6.03)%
        Highest contract charge 1.70% Class A       $13.06             --               --        --       (6.38)%
        All contract charges                            --          7,282       $   97,916      1.65%         --
2017    Lowest contract charge 1.30% Class A        $14.42             --               --        --        9.66%
        Highest contract charge 1.70% Class A       $13.95             --               --        --        9.15%
        All contract charges                            --          7,245       $  103,678      1.29%         --
2016    Lowest contract charge 1.30% Class A        $13.15             --               --        --        3.95%
        Highest contract charge 1.70% Class A       $12.78             --               --        --        3.57%
        All contract charges                            --          7,444       $   97,273      0.97%         --
2015    Lowest contract charge 1.30% Class A        $12.65             --               --        --       (2.17)%
        Highest contract charge 1.70% Class A       $12.34             --               --        --       (2.53)%
        All contract charges                            --          7,426       $   93,368      0.93%         --
2014    Lowest contract charge 1.30% Class A        $12.93             --               --        --        1.73%
        Highest contract charge 1.70% Class A       $12.66             --               --        --        1.28%
        All contract charges                            --          6,400       $   82,370      1.26%         --
AXA MODERATE ALLOCATION
2018    Lowest contract charge 1.10% Class B        $10.31             --               --        --       (5.84)%
        Highest contract charge 1.25% Class B       $10.81             --               --        --       (6.00)%
        All contract charges                            --          5,157       $   54,691      1.65%         --
2017    Lowest contract charge 1.10% Class B        $10.95             --               --        --        9.83%
        Highest contract charge 1.25% Class B       $11.50             --               --        --        9.63%
        All contract charges                            --          3,892       $   43,939      1.29%         --
2016    Lowest contract charge 1.10% Class B        $ 9.97             --               --        --        4.18%
        Highest contract charge 1.25% Class B       $10.49             --               --        --        4.07%
        All contract charges                            --          3,079       $   31,796      0.97%         --
2015    Lowest contract charge 1.10% Class B(e)     $ 9.57             --               --        --       (4.01)%
        Highest contract charge 1.25% Class B       $10.08             --               --        --       (2.14)%
        All contract charges                            --          1,656       $   16,584      0.93%         --
2014    Lowest contract charge 1.20% Class B        $10.30             --               --        --        1.78%
        Highest contract charge 1.25% Class B       $10.30             --               --        --        1.78%
        All contract charges                            --            643       $    6,617      1.26%         --
AXA MODERATE GROWTH STRATEGY
2018    Lowest contract charge 0.65% Class B        $14.05             --               --        --       (5.77)%
        Highest contract charge 1.70% Class B       $14.12             --               --        --       (6.74)%
        All contract charges                            --        386,476       $5,690,464      1.18%         --
2017    Lowest contract charge 0.65% Class B        $14.91             --               --        --       11.02%
        Highest contract charge 1.70% Class B       $15.14             --               --        --        9.87%
        All contract charges                            --        410,293       $6,460,092      1.40%         --
2016    Lowest contract charge 0.65% Class B        $13.43             --               --        --        6.42%
        Highest contract charge 1.70% Class B       $13.78             --               --        --        5.27%
        All contract charges                            --        412,040       $5,886,347      0.93%         --

                                    FSA-220

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
AXA MODERATE GROWTH STRATEGY (CONTINUED)
2015  Lowest contract charge 0.65% Class B       $12.62             --               --        --       (1.48)%
      Highest contract charge 1.70% Class B      $13.09             --               --        --       (2.46)%
      All contract charges                           --        398,866       $5,398,722      1.10%         --
2014  Lowest contract charge 0.65% Class B       $12.81             --               --        --        4.32%
      Highest contract charge 1.70% Class B      $13.42             --               --        --        3.23%
      All contract charges                           --        357,621       $4,954,307      1.33%         --
AXA MODERATE-PLUS ALLOCATION
2018  Lowest contract charge 1.30% Class A       $15.13             --               --        --       (8.02)%
      Highest contract charge 1.70% Class A      $14.58             --               --        --       (8.42)%
      All contract charges                           --          2,039       $   30,652      1.68%         --
2017  Lowest contract charge 1.30% Class A       $16.45             --               --        --       13.37%
      Highest contract charge 1.70% Class A      $15.92             --               --        --       12.99%
      All contract charges                           --          2,208       $   36,100      1.43%         --
2016  Lowest contract charge 1.30% Class A       $14.51             --               --        --        5.91%
      Highest contract charge 1.70% Class A      $14.09             --               --        --        5.39%
      All contract charges                           --          2,447       $   35,296      0.91%         --
2015  Lowest contract charge 1.30% Class A       $13.70             --               --        --       (2.56)%
      Highest contract charge 1.70% Class A      $13.37             --               --        --       (2.90)%
      All contract charges                           --          2,757       $   37,605      0.93%         --
2014  Lowest contract charge 1.30% Class A       $14.06             --               --        --        2.40%
      Highest contract charge 1.70% Class A      $13.77             --               --        --        2.00%
      All contract charges                           --          2,942       $   41,212      1.39%         --
AXA MODERATE-PLUS ALLOCATION
2018  Lowest contract charge 1.10% Class B       $10.51             --               --        --       (7.89)%
      Highest contract charge 1.25% Class B      $11.28             --               --        --       (7.99)%
      All contract charges                           --          2,433       $   26,363      1.68%         --
2017  Lowest contract charge 1.10% Class B       $11.41             --               --        --       13.65%
      Highest contract charge 1.25% Class B      $12.26             --               --        --       13.41%
      All contract charges                           --          1,846       $   21,863      1.43%         --
2016  Lowest contract charge 1.10% Class B       $10.04             --               --        --        6.13%
      Highest contract charge 1.25% Class B      $10.81             --               --        --        5.98%
      All contract charges                           --          1,404       $   14,859      0.91%         --
2015  Lowest contract charge 1.10% Class B(e)    $ 9.46             --               --        --       (5.12)%
      Highest contract charge 1.25% Class B      $10.20             --               --        --       (2.49)%
      All contract charges                           --            898       $    9,049      0.93%         --
2014  Lowest contract charge 1.20% Class B       $10.47             --               --        --        2.55%
      Highest contract charge 1.25% Class B      $10.46             --               --        --        2.45%
      All contract charges                           --            594       $    6,215      1.39%         --
AXA ULTRA CONSERVATIVE STRATEGY
2018  Lowest contract charge 1.30% Class B       $ 9.99             --               --        --       (1.67)%
      Highest contract charge 1.70% Class B      $ 9.70             --               --        --       (2.12)%
      All contract charges                           --        109,223       $1,079,622      2.70%         --
2017  Lowest contract charge 1.30% Class B       $10.16             --               --        --        0.59%
      Highest contract charge 1.70% Class B      $ 9.91             --               --        --        0.20%
      All contract charges                           --         13,061       $  131,233      0.56%         --
2016  Lowest contract charge 1.30% Class B       $10.10             --               --        --        0.10%
      Highest contract charge 1.70% Class B      $ 9.89             --               --        --       (0.30)%
      All contract charges                           --         23,917       $  239,324      0.22%         --
2015  Lowest contract charge 1.30% Class B       $10.09             --               --        --       (1.37)%
      Highest contract charge 1.70% Class B      $ 9.92             --               --        --       (1.68)%
      All contract charges                           --          4,601       $   46,148      1.60%         --
2014  Lowest contract charge 1.30% Class B       $10.23             --               --        --        0.59%
      Highest contract charge 1.70% Class B      $10.09             --               --        --        0.20%
      All contract charges                           --            256       $    2,600      1.04%         --

                                    FSA-221

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
AXA/AB DYNAMIC AGGRESSIVE GROWTH
2018  Lowest contract charge 1.30% Class B(q)     $ 9.31             --               --        --       (9.26)%
      Highest contract charge 1.65% Class B(q)    $ 9.27             --               --        --       (9.56)%
      All contract charges                            --          8,882       $   82,654      2.44%         --
AXA/AB DYNAMIC GROWTH
2018  Lowest contract charge 1.30% Class B        $10.08             --               --        --       (8.20)%
      Highest contract charge 1.70% Class B       $ 9.93             --               --        --       (8.56)%
      All contract charges                            --         59,844       $  602,293      1.05%         --
2017  Lowest contract charge 1.30% Class B        $10.98             --               --        --       13.31%
      Highest contract charge 1.70% Class B       $10.86             --               --        --       12.77%
      All contract charges                            --         48,758       $  534,452      1.10%         --
2016  Lowest contract charge 1.30% Class B        $ 9.69             --               --        --        2.65%
      Highest contract charge 1.70% Class B       $ 9.63             --               --        --        2.23%
      All contract charges                            --         35,001       $  338,902      0.34%         --
2015  Lowest contract charge 1.30% Class B(e)     $ 9.44             --               --        --       (5.22)%
      Highest contract charge 1.70% Class B(e)    $ 9.42             --               --        --       (5.42)%
      All contract charges                            --         15,626       $  147,439      0.28%         --
AXA/AB DYNAMIC MODERATE GROWTH
2018  Lowest contract charge 0.30% Class B        $11.53             --               --        --       (6.11)%
      Highest contract charge 1.70% Class B       $12.09             --               --        --       (7.43)%
      All contract charges                            --        190,184       $2,350,637      1.12%         --
2017  Lowest contract charge 0.30% Class B        $12.28             --               --        --       12.56%
      Highest contract charge 1.70% Class B       $13.06             --               --        --       10.96%
      All contract charges                            --        208,647       $2,775,306      1.21%         --
2016  Lowest contract charge 0.30% Class B        $10.91             --               --        --        3.41%
      Highest contract charge 1.70% Class B       $11.77             --               --        --        1.99%
      All contract charges                            --        209,957       $2,508,401      0.40%         --
2015  Lowest contract charge 0.65% Class B        $12.15             --               --        --       (1.22)%
      Highest contract charge 1.70% Class B       $11.54             --               --        --       (2.29)%
      All contract charges                            --        207,777       $2,426,133      0.78%         --
2014  Lowest contract charge 0.65% Class B        $12.30             --               --        --        4.06%
      Highest contract charge 1.70% Class B       $11.81             --               --        --        2.96%
      All contract charges                            --        170,494       $2,031,930      0.95%         --
AXA/AB SHORT DURATION GOVERNMENT BOND
2018  Lowest contract charge 1.10% Class B        $ 9.70             --               --        --        0.00%
      Highest contract charge 1.25% Class B       $ 9.41             --               --        --       (0.11)%
      All contract charges                            --            332       $    3,172      1.57%         --
2017  Lowest contract charge 1.10% Class B        $ 9.70             --               --        --       (0.92)%
      Highest contract charge 1.25% Class B       $ 9.42             --               --        --       (1.05)%
      All contract charges                            --            214       $    2,045      0.53%         --
2016  Lowest contract charge 1.10% Class B        $ 9.79             --               --        --       (0.91)%
      Highest contract charge 1.25% Class B       $ 9.52             --               --        --       (1.04)%
      All contract charges                            --            173       $    1,662      0.10%         --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.88             --               --        --       (1.10)%
      Highest contract charge 1.25% Class B       $ 9.62             --               --        --       (1.74)%
      All contract charges                            --            120       $    1,167      0.00%         --
2014  Lowest contract charge 1.20% Class B        $ 9.80             --               --        --       (1.71)%
      Highest contract charge 1.25% Class B       $ 9.79             --               --        --       (1.81)%
      All contract charges                            --             57       $      560      0.00%         --
AXA/AB SMALL CAP GROWTH
2018  Lowest contract charge 1.30% Class A        $25.92             --               --        --       (9.08)%
      Highest contract charge 1.70% Class A       $24.98             --               --        --       (9.46)%
      All contract charges                            --          1,729       $   44,250      0.13%         --
2017  Lowest contract charge 1.30% Class A        $28.51             --               --        --       21.06%
      Highest contract charge 1.70% Class A       $27.59             --               --        --       20.59%
      All contract charges                            --          1,839       $   51,700      0.28%         --

                                    FSA-222

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
AXA/AB SMALL CAP GROWTH (CONTINUED)
2016  Lowest contract charge 0.65% Class A       $18.66            --              --          --       11.87%
      Highest contract charge 1.70% Class A      $22.88            --              --          --       10.69%
      All contract charges                           --         1,730         $40,211        0.40%         --
2015  Lowest contract charge 0.65% Class A       $16.68            --              --          --       (3.53)%
      Highest contract charge 1.70% Class A      $20.67            --              --          --       (4.57)%
      All contract charges                           --         1,447         $30,413        0.05%         --
2014  Lowest contract charge 0.65% Class A       $17.29            --              --          --        2.86%
      Highest contract charge 1.70% Class A      $21.66            --              --          --        1.83%
      All contract charges                           --         1,187         $26,079        0.07%         --
AXA/AB SMALL CAP GROWTH
2018  Lowest contract charge 0.30% Class B       $13.06            --              --          --       (8.16)%
      Highest contract charge 1.70% Class B      $33.87            --              --          --       (9.46)%
      All contract charges                           --         1,289         $21,276        0.13%         --
2017  Lowest contract charge 1.10% Class B(e)    $12.39            --              --          --       21.35%
      Highest contract charge 1.70% Class B      $37.41            --              --          --       20.60%
      All contract charges                           --         1,053         $22,411        0.28%         --
2016  Lowest contract charge 0.30% Class B       $11.62            --              --          --       12.16%
      Highest contract charge 1.70% Class B      $31.02            --              --          --       10.67%
      All contract charges                           --           927         $18,137        0.40%         --
2015  Lowest contract charge 0.30% Class B       $10.36            --              --          --       (3.18)%
      Highest contract charge 1.70% Class B      $28.03            --              --          --       (4.56)%
      All contract charges                           --           913         $17,098        0.05%         --
2014  Lowest contract charge 1.20% Class B       $10.58            --              --          --        2.32%
      Highest contract charge 1.70% Class B      $29.37            --              --          --        1.80%
      All contract charges                           --           741         $15,872        0.07%         --
AXA/CLEARBRIDGE LARGE CAP GROWTH
2018  Lowest contract charge 1.10% Class B(r)    $ 9.40            --              --          --       (7.57)%
      Highest contract charge 1.70% Class B      $17.04            --              --          --       (2.01)%
      All contract charges                           --         3,990         $71,191        0.17%         --
2017  Lowest contract charge 1.30% Class B       $17.89            --              --          --       23.98%
      Highest contract charge 1.70% Class B      $17.39            --              --          --       23.42%
      All contract charges                           --         4,380         $82,106        0.07%         --
2016  Lowest contract charge 1.30% Class B       $14.43            --              --          --       (0.41)%
      Highest contract charge 1.70% Class B      $14.09            --              --          --       (0.84)%
      All contract charges                           --         4,991         $75,699        0.00%         --
2015  Lowest contract charge 1.30% Class B       $14.49            --              --          --       (0.07)%
      Highest contract charge 1.70% Class B      $14.21            --              --          --       (0.42)%
      All contract charges                           --         5,919         $89,723        0.00%         --
2014  Lowest contract charge 1.30% Class B       $14.50            --              --          --        2.47%
      Highest contract charge 1.70% Class B      $14.27            --              --          --        2.00%
      All contract charges                           --         6,403         $97,019        0.00%         --
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
2018  Lowest contract charge 1.30% Class A       $15.63            --              --          --       (5.50)%
      Highest contract charge 1.70% Class A      $15.06            --              --          --       (5.93)%
      All contract charges                           --           276         $ 4,256        2.94%         --
2017  Lowest contract charge 1.30% Class A       $16.54            --              --          --        8.53%
      Highest contract charge 1.70% Class A      $16.01            --              --          --        8.18%
      All contract charges                           --         1,021         $16,485        2.49%         --
2016  Lowest contract charge 1.30% Class A       $15.24            --              --          --        9.01%
      Highest contract charge 1.70% Class A      $14.80            --              --          --        8.58%
      All contract charges                           --           289         $ 4,352        2.58%         --
2015  Lowest contract charge 1.30% Class A       $13.98            --              --          --       (4.25)%
      Highest contract charge 1.70% Class A      $13.63            --              --          --       (4.69)%
      All contract charges                           --           263         $ 3,656        2.29%         --

                                    FSA-223

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------
                                                                                   ACCUMULATION
                                                                 UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                      UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                      ---------- ----------------- ------------ ------------- --------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY (CONTINUED)
2014       Lowest contract charge 1.30% Class A         $14.60           --               --          --         4.81%
           Highest contract charge 1.70% Class A        $14.30           --               --          --         4.38%
           All contract charges                             --          268           $3,905        2.50%          --
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
2018       Lowest contract charge 1.30% Class B         $13.77           --               --          --        (5.49)%
           Highest contract charge 1.70% Class B        $13.09           --               --          --        (5.96)%
           All contract charges                             --          345           $4,691        2.94%          --
2017       Lowest contract charge 1.30% Class B         $14.57           --               --          --         8.57%
           Highest contract charge 1.70% Class B        $13.92           --               --          --         8.16%
           All contract charges                             --          365           $5,231        2.49%          --
2016       Lowest contract charge 1.30% Class B         $13.42           --               --          --         9.02%
           Highest contract charge 1.70% Class B        $12.87           --               --          --         8.52%
           All contract charges                             --          397           $5,258        2.58%          --
2015       Lowest contract charge 1.30% Class B         $12.31           --               --          --        (4.35)%
           Highest contract charge 1.70% Class B        $11.86           --               --          --        (4.66)%
           All contract charges                             --          421           $5,107        2.29%          --
2014       Lowest contract charge 1.30% Class B         $12.87           --               --          --         4.89%
           Highest contract charge 1.70% Class B        $12.44           --               --          --         4.45%
           All contract charges                             --          445           $5,631        2.50%          --
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
2018       Lowest contract charge 0.65% Class A         $17.10           --               --          --       (13.42)%
           Highest contract charge 1.70% Class A        $18.96           --               --          --       (14.32)%
           All contract charges                             --           99           $1,932        0.60%          --
2017       Lowest contract charge 1.30% Class A         $22.87           --               --          --        10.27%
           Highest contract charge 1.70% Class A        $22.13           --               --          --         9.88%
           All contract charges                             --          131           $2,962        0.55%          --
2016       Lowest contract charge 1.30% Class A         $20.74           --               --          --        23.31%
           Highest contract charge 1.70% Class A        $20.14           --               --          --        22.73%
           All contract charges                             --          150           $3,089        0.37%          --
2015       Lowest contract charge 1.30% Class A         $16.82           --               --          --        (7.79)%
           Highest contract charge 1.70% Class A        $16.41           --               --          --        (8.12)%
           All contract charges                             --          153           $2,567        0.23%          --
2014       Lowest contract charge 1.30% Class A         $18.24           --               --          --         0.83%
           Highest contract charge 1.70% Class A        $17.86           --               --          --         0.39%
           All contract charges                             --          171           $3,093        0.02%          --
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
2018       Lowest contract charge 1.30% Class B         $15.03           --               --          --       (13.97)%
           Highest contract charge 1.70% Class B        $14.30           --               --          --       (14.32)%
           All contract charges                             --          460           $6,784        0.60%          --
2017       Lowest contract charge 1.30% Class B         $17.47           --               --          --        10.29%
           Highest contract charge 1.70% Class B        $16.69           --               --          --         9.87%
           All contract charges                             --          529           $9,057        0.55%          --
2016       Lowest contract charge 1.30% Class B         $15.84           --               --          --        23.17%
           Highest contract charge 1.70% Class B        $15.19           --               --          --        22.70%
           All contract charges                             --          543           $8,432        0.37%          --
2015       Lowest contract charge 1.30% Class B         $12.86           --               --          --        (7.75)%
           Highest contract charge 1.70% Class B        $12.38           --               --          --        (8.09)%
           All contract charges                             --          608           $7,652        0.23%          --
2014       Lowest contract charge 1.30% Class B         $13.94           --               --          --         0.87%
           Highest contract charge 1.70% Class B        $13.47           --               --          --         0.37%
           All contract charges                             --          603           $8,255        0.02%          --
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
2018       Lowest contract charge 1.30% Class A         $16.07           --               --          --        (9.87)%
           Highest contract charge 1.70% Class A        $15.49           --               --          --       (10.20)%
           All contract charges                             --          346           $5,507        2.12%          --

                                    FSA-224

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                      YEARS ENDED DECEMBER 31,
                                                                  -------------------------------------------------------
                                                                                               ACCUMULATION
                                                                             UNITS OUTSTANDING UNIT VALUES   INVESTMENT
                                                                  UNIT VALUE      (000'S)        (000'S)    INCOME RATIO*
                                                                  ---------- ----------------- ------------ -------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY (CONTINUED)
2017           Lowest contract charge 1.30% Class A                 $17.83            --               --         --
               Highest contract charge 1.70% Class A                $17.25            --               --         --
               All contract charges                                     --           420         $  7,420       1.65%
2016           Lowest contract charge 0.65% Class A                 $14.81            --               --         --
               Highest contract charge 1.70% Class A                $15.27            --               --         --
               All contract charges                                     --           490         $  7,636       1.61%
2015           Lowest contract charge 0.65% Class                   $13.61            --               --         --
               Highest contract charge 1.70% Class A                $14.18            --               --         --
               All contract charges                                     --           575         $  8,293       1.28%
2014           Lowest contract charge 1.30% Class A                 $15.16            --               --         --
               Highest contract charge 1.70% Class A                $14.84            --               --         --
               All contract charges                                     --           431         $  6,475       1.96%
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
2018           Lowest contract charge 1.30% Class B                 $11.75            --               --         --
               Highest contract charge 1.70% Class B                $11.21            --               --         --
               All contract charges                                     --           397         $  4,596       2.12%
2017           Lowest contract charge 1.30% Class B                 $13.04            --               --         --
               Highest contract charge 1.70% Class B                $12.49            --               --         --
               All contract charges                                     --           451         $  5,783       1.65%
2016           Lowest contract charge 1.30% Class B                 $11.49            --               --         --
               Highest contract charge 1.70% Class B                $11.05            --               --         --
               All contract charges                                     --           476         $  5,409       1.61%
2015           Lowest contract charge 1.30% Class B                 $10.63            --               --         --
               Highest contract charge 1.70% Class B                $10.27            --               --         --
               All contract charges                                     --           513         $  5,380       1.28%
2014           Lowest contract charge 1.30% Class B                 $11.08            --               --         --
               Highest contract charge 1.70% Class B                $10.74            --               --         --
               All contract charges                                     --           504         $  5,525       1.96%
AXA/GOLDMAN SACHS STRATEGIC ALLOCATION
2018           Lowest contract charge 1.30% Class B                 $10.25            --               --         --
               Highest contract charge 1.70% Class B                $10.10            --               --         --
               All contract charges                                     --        49,320         $504,559       0.98%
2017           Lowest contract charge 1.30% Class B                 $10.94            --               --         --
               Highest contract charge 1.70% Class B                $10.83            --               --         --
               All contract charges                                     --        41,484         $453,329       0.53%
2016           Lowest contract charge 1.30% Class B                 $10.04            --               --         --
               Highest contract charge 1.70% Class B                $ 9.97            --               --         --
               All contract charges                                     --        29,121         $291,950       0.38%
2015           Lowest contract charge 1.30% Class B(e)              $ 9.60            --               --         --
               Highest contract charge 1.70% Class B(e)             $ 9.58            --               --         --
               All contract charges                                     --        11,556         $110,896       0.32%
AXA/INVESCO STRATEGIC ALLOCATION
2018           Lowest contract charge 1.30% Class B                 $ 9.83            --               --         --
               Highest contract charge 1.70% Class B                $ 9.69            --               --         --
               All contract charges                                     --        25,664         $251,973       0.83%
2017           Lowest contract charge 1.30% Class B                 $10.49            --               --         --
               Highest contract charge 1.70% Class B                $10.38            --               --         --
               All contract charges                                     --        22,093         $231,467       0.31%
2016           Lowest contract charge 1.30% Class B                 $ 9.68            --               --         --
               Highest contract charge 1.70% Class B                $ 9.62            --               --         --
               All contract charges                                     --        16,629         $160,825       0.06%
2015           Lowest contract charge 1.30% Class B(e)              $ 9.50            --               --         --
               Highest contract charge 1.70% Class B(e)             $ 9.47            --               --         --
               All contract charges                                     --         6,921         $ 65,722       0.16%

                                                   --------

                                                    TOTAL
                                                   RETURN**
                                                   --------

Lowest contract charge 1.30% Class A                 13.49%
Highest contract charge 1.70% Class A                12.97%
All contract charges                                    --
Lowest contract charge 0.65% Class A                  8.82%
Highest contract charge 1.70% Class A                 7.69%
All contract charges                                    --
Lowest contract charge 0.65% Class                   (3.48)%
Highest contract charge 1.70% Class A                (4.45)%
All contract charges                                    --
Lowest contract charge 1.30% Class A                  4.12%
Highest contract charge 1.70% Class A                 3.63%
All contract charges                                    --

Lowest contract charge 1.30% Class B                 (9.89)%
Highest contract charge 1.70% Class B               (10.25)%
All contract charges                                    --
Lowest contract charge 1.30% Class B                 13.49%
Highest contract charge 1.70% Class B                13.03%
All contract charges                                    --
Lowest contract charge 1.30% Class B                  8.09%
Highest contract charge 1.70% Class B                 7.59%
All contract charges                                    --
Lowest contract charge 1.30% Class B                 (4.06)%
Highest contract charge 1.70% Class B                (4.38)%
All contract charges                                    --
Lowest contract charge 1.30% Class B                  4.14%
Highest contract charge 1.70% Class B                 3.67%
All contract charges                                    --

Lowest contract charge 1.30% Class B                 (6.31)%
Highest contract charge 1.70% Class B                (6.74)%
All contract charges                                    --
Lowest contract charge 1.30% Class B                  8.96%
Highest contract charge 1.70% Class B                 8.63%
All contract charges                                    --
Lowest contract charge 1.30% Class B                  4.58%
Highest contract charge 1.70% Class B                 4.07%
All contract charges                                    --
Lowest contract charge 1.30% Class B(e)              (4.19)%
Highest contract charge 1.70% Class B(e)             (4.39)%
All contract charges                                    --

Lowest contract charge 1.30% Class B                 (6.29)%
Highest contract charge 1.70% Class B                (6.65)%
All contract charges                                    --
Lowest contract charge 1.30% Class B                  8.37%
Highest contract charge 1.70% Class B                 7.90%
All contract charges                                    --
Lowest contract charge 1.30% Class B                  1.89%
Highest contract charge 1.70% Class B                 1.58%
All contract charges                                    --
Lowest contract charge 1.30% Class B(e)              (4.33)%
Highest contract charge 1.70% Class B(e)             (4.63)%
All contract charges                                    --

                                    FSA-225

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
AXA/JANUS ENTERPRISE
2018  Lowest contract charge 1.30% Class A        $18.92            --               --         --       (3.07)%
      Highest contract charge 1.70% Class A       $18.23            --               --         --       (3.49)%
      All contract charges                            --         1,843         $ 34,523       0.00%         --
2017  Lowest contract charge 1.30% Class A        $19.52            --               --         --       26.26%
      Highest contract charge 1.70% Class A       $18.89            --               --         --       25.77%
      All contract charges                            --         1,844         $ 35,682       0.00%         --
2016  Lowest contract charge 0.65% Class A        $12.58            --               --         --       (4.91)%
      Highest contract charge 1.70% Class A       $15.02            --               --         --       (5.95)%
      All contract charges                            --         1,909         $ 29,259       0.00%         --
2015  Lowest contract charge 0.65% Class A        $13.23            --               --         --       (6.10)%
      Highest contract charge 1.70% Class A       $15.97            --               --         --       (7.15)%
      All contract charges                            --         2,119         $ 34,453       0.00%         --
2014  Lowest contract charge 0.65% Class A        $14.09            --               --         --       (1.40)%
      Highest contract charge 1.70% Class A       $17.20            --               --         --       (2.38)%
      All contract charges                            --         2,193         $ 38,236       0.00%         --
AXA/JANUS ENTERPRISE
2018  Lowest contract charge 1.10% Class B        $10.37            --               --         --       (2.90)%
      Highest contract charge 1.70% Class B       $22.68            --               --         --       (3.45)%
      All contract charges                            --         1,110         $ 17,273       0.00%         --
2017  Lowest contract charge 1.10% Class B        $10.68            --               --         --       26.54%
      Highest contract charge 1.70% Class B       $23.49            --               --         --       25.75%
      All contract charges                            --         1,012         $ 18,086       0.00%         --
2016  Lowest contract charge 1.10% Class B        $ 8.44            --               --         --       (5.38)%
      Highest contract charge 1.70% Class B       $18.68            --               --         --       (5.99)%
      All contract charges                            --           952         $ 14,661       0.00%         --
2015  Lowest contract charge 1.10% Class B(e)     $ 8.92            --               --         --       (9.81)%
      Highest contract charge 1.70% Class B       $19.87            --               --         --       (7.06)%
      All contract charges                            --           874         $ 14,987       0.00%         --
2014  Lowest contract charge 1.20% Class B        $10.46            --               --         --       (1.88)%
      Highest contract charge 1.70% Class B       $21.38            --               --         --       (2.42)%
      All contract charges                            --           770         $ 14,709       0.00%         --
AXA/JPMORGAN STRATEGIC ALLOCATION
2018  Lowest contract charge 1.30% Class B(q)     $ 9.54            --               --         --       (6.01)%
      Highest contract charge 1.65% Class B(q)    $ 9.51            --               --         --       (6.21)%
      All contract charges                            --         7,242         $ 69,110       1.23%         --
AXA/LEGG MASON STRATEGIC ALLOCATION
2018  Lowest contract charge 1.30% Class B        $10.72            --               --         --       (7.27)%
      Highest contract charge 1.70% Class B       $10.59            --               --         --       (7.67)%
      All contract charges                            --        15,215         $162,945       1.44%         --
2017  Lowest contract charge 1.30% Class B        $11.56            --               --         --        9.37%
      Highest contract charge 1.70% Class B       $11.47            --               --         --        8.93%
      All contract charges                            --        10,544         $121,791       1.06%         --
2016  Lowest contract charge 1.30% Class B(g)     $10.57            --               --         --        4.97%
      Highest contract charge 1.70% Class B(g)    $10.53            --               --         --        4.57%
      All contract charges                            --         4,872         $ 51,475       1.29%         --
AXA/LOOMIS SAYLES GROWTH
2018  Lowest contract charge 1.30% Class A        $24.56            --               --         --       (4.25)%
      Highest contract charge 1.70% Class A       $23.66            --               --         --       (4.64)%
      All contract charges                            --         2,083         $ 50,745       0.09%         --
2017  Lowest contract charge 1.30% Class A        $25.65            --               --         --       32.90%
      Highest contract charge 1.70% Class A       $24.81            --               --         --       32.32%
      All contract charges                            --         1,959         $ 49,866       0.19%         --
2016  Lowest contract charge 1.30% Class A        $19.30            --               --         --        5.41%
      Highest contract charge 1.70% Class A       $18.75            --               --         --        4.98%
      All contract charges                            --         1,554         $ 29,781       0.43%         --

                                    FSA-226

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
AXA/LOOMIS SAYLES GROWTH (CONTINUED)
2015  Lowest contract charge 1.30% Class A       $18.31            --              --          --        10.10%
      Highest contract charge 1.70% Class A      $17.86            --              --          --         9.64%
      All contract charges                           --           944         $17,189        0.14%          --
2014  Lowest contract charge 1.30% Class A       $16.63            --              --          --         6.40%
      Highest contract charge 1.70% Class A      $16.29            --              --          --         5.99%
      All contract charges                           --           833         $13,769        0.12%          --
AXA/LOOMIS SAYLES GROWTH
2018  Lowest contract charge 1.10% Class B       $13.85            --              --          --        (4.02)%
      Highest contract charge 1.70% Class B      $22.78            --              --          --        (4.65)%
      All contract charges                           --         1,517         $24,115        0.09%          --
2017  Lowest contract charge 1.10% Class B       $14.43            --              --          --        33.12%
      Highest contract charge 1.70% Class B      $23.89            --              --          --        32.28%
      All contract charges                           --         1,211         $20,879        0.19%          --
2016  Lowest contract charge 1.10% Class B       $10.84            --              --          --         5.65%
      Highest contract charge 1.70% Class B      $18.06            --              --          --         5.00%
      All contract charges                           --           767         $10,726        0.43%          --
2015  Lowest contract charge 1.10% Class B(e)    $10.26            --              --          --         3.64%
      Highest contract charge 1.70% Class B      $17.20            --              --          --         9.62%
      All contract charges                           --           262         $ 3,907        0.14%          --
2014  Lowest contract charge 1.20% Class B       $11.16            --              --          --         6.49%
      Highest contract charge 1.70% Class B      $15.69            --              --          --         6.01%
      All contract charges                           --           179         $ 2,603        0.12%          --
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
2018  Lowest contract charge 1.30% Class A       $15.04            --              --          --       (13.36)%
      Highest contract charge 1.70% Class A      $14.49            --              --          --       (13.75)%
      All contract charges                           --           165         $ 2,449        2.74%          --
2017  Lowest contract charge 1.30% Class A       $17.36            --              --          --        19.72%
      Highest contract charge 1.70% Class A      $16.80            --              --          --        19.23%
      All contract charges                           --           190         $ 3,264        1.38%          --
2016  Lowest contract charge 1.30% Class A       $14.50            --              --          --         3.87%
      Highest contract charge 1.70% Class A      $14.09            --              --          --         3.53%
      All contract charges                           --           210         $ 3,005        0.69%          --
2015  Lowest contract charge 1.30% Class A       $13.96            --              --          --        (3.86)%
      Highest contract charge 1.70% Class A      $13.61            --              --          --        (4.29)%
      All contract charges                           --           236         $ 3,279        0.00%          --
2014  Lowest contract charge 1.30% Class A       $14.52            --              --          --        (0.27)%
      Highest contract charge 1.70% Class A      $14.22            --              --          --        (0.63)%
      All contract charges                           --           263         $ 3,814        1.55%          --
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
2018  Lowest contract charge 0.30% Class B       $11.19            --              --          --       (12.44)%
      Highest contract charge 1.70% Class B      $11.37            --              --          --       (13.73)%
      All contract charges                           --         1,017         $11,610        2.74%          --
2017  Lowest contract charge 0.30% Class B       $12.78            --              --          --        20.91%
      Highest contract charge 1.70% Class B      $13.18            --              --          --        19.17%
      All contract charges                           --         1,160         $15,399        1.38%          --
2016  Lowest contract charge 0.30% Class B       $10.57            --              --          --         4.97%
      Highest contract charge 1.70% Class B      $11.06            --              --          --         3.56%
      All contract charges                           --         1,265         $14,084        0.69%          --
2015  Lowest contract charge 0.30% Class B       $10.07            --              --          --        (2.89)%
      Highest contract charge 1.70% Class B      $10.68            --              --          --        (4.30)%
      All contract charges                           --         1,295         $13,927        0.00%          --
2014  Lowest contract charge 0.30% Class B       $10.37            --              --          --         0.78%
      Highest contract charge 1.70% Class B      $11.16            --              --          --        (0.62)%
      All contract charges                           --         1,232         $13,865        1.55%          --

                                    FSA-227

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
BLACKROCK GLOBAL ALLOCATION V.I. FUND
2018  Lowest contract charge 0.30% Class III     $11.09            --               --         --       (7.81)%
      Highest contract charge 1.70% Class III    $12.71            --               --         --       (9.21)%
      All contract charges                           --         8,626         $104,285       0.84%         --
2017  Lowest contract charge 0.30% Class III     $12.03            --               --         --       13.38%
      Highest contract charge 1.70% Class III    $14.00            --               --         --       11.82%
      All contract charges                           --         9,120         $121,106       1.31%         --
2016  Lowest contract charge 0.30% Class III     $10.61            --               --         --        3.51%
      Highest contract charge 1.70% Class III    $12.52            --               --         --        2.04%
      All contract charges                           --         8,837         $105,416       1.26%         --
2015  Lowest contract charge 0.30% Class III     $10.25            --               --         --       (1.35)%
      Highest contract charge 1.70% Class III    $12.27            --               --         --       (2.70)%
      All contract charges                           --         8,262         $ 97,493       1.11%         --
2014  Lowest contract charge 0.30% Class III     $10.39            --               --         --        1.66%
      Highest contract charge 1.70% Class III    $12.61            --               --         --        0.24%
      All contract charges                           --         6,696         $ 83,065       2.52%         --
BLACKROCK LARGE CAP FOCUS GROWTH V.I. FUND
2018  Lowest contract charge 1.30% Class III     $27.51            --               --         --        1.44%
      Highest contract charge 1.70% Class III    $26.51            --               --         --        1.03%
      All contract charges                           --         2,054         $ 55,833       0.00%         --
2017  Lowest contract charge 1.30% Class III     $27.12            --               --         --       27.50%
      Highest contract charge 1.70% Class III    $26.24            --               --         --       27.01%
      All contract charges                           --         1,611         $ 43,359       0.00%         --
2016  Lowest contract charge 0.65% Class III     $19.69            --               --         --        6.84%
      Highest contract charge 1.70% Class III    $20.66            --               --         --        5.73%
      All contract charges                           --         1,589         $ 33,551       0.48%         --
2015  Lowest contract charge 0.65% Class III     $18.43            --               --         --        1.82%
      Highest contract charge 1.70% Class III    $19.54            --               --         --        0.77%
      All contract charges                           --         1,580         $ 31,474       0.39%         --
2014  Lowest contract charge 0.65% Class III     $18.10            --               --         --       13.27%
      Highest contract charge 1.70% Class III    $19.39            --               --         --       12.02%
      All contract charges                           --         1,264         $ 24,892       0.46%         --
CHARTER/SM/ AGGRESSIVE GROWTH
2018  Lowest contract charge 1.10% Class B       $ 9.99            --               --         --       (9.76)%
      Highest contract charge 1.25% Class B      $10.54            --               --         --       (9.84)%
      All contract charges                           --           676         $  6,962       1.39%         --
2017  Lowest contract charge 1.10% Class B       $11.07            --               --         --       15.55%
      Highest contract charge 1.25% Class B      $11.69            --               --         --       15.29%
      All contract charges                           --           556         $  6,418       1.27%         --
2016  Lowest contract charge 1.10% Class B       $ 9.58            --               --         --        7.28%
      Highest contract charge 1.25% Class B      $10.14            --               --         --        7.19%
      All contract charges                           --           524         $  5,261       0.83%         --
2015  Lowest contract charge 1.10% Class B(e)    $ 8.93            --               --         --       (9.71)%
      Highest contract charge 1.25% Class B      $ 9.46            --               --         --       (6.80)%
      All contract charges                           --           448         $  4,229       0.99%         --
2014  Lowest contract charge 1.20% Class B       $10.16            --               --         --        0.00%
      Highest contract charge 1.25% Class B      $10.15            --               --         --       (0.10)%
      All contract charges                           --           302         $  3,066       1.76%         --
CHARTER/SM/ CONSERVATIVE
2018  Lowest contract charge 1.10% Class B       $10.13            --               --         --       (4.34)%
      Highest contract charge 1.25% Class B      $10.31            --               --         --       (4.45)%
      All contract charges                           --         3,081         $ 31,599       1.95%         --
2017  Lowest contract charge 1.10% Class B       $10.59            --               --         --        6.86%
      Highest contract charge 1.25% Class B      $10.79            --               --         --        6.73%
      All contract charges                           --         2,892         $ 31,054       1.70%         --

                                    FSA-228

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------------------------------------
                                                                                          ACCUMULATION
                                                                        UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                             UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                             ---------- ----------------- ------------ ------------- --------
CHARTER/SM/ CONSERVATIVE (CONTINUED)
              2016  Lowest contract charge 1.10% Class B       $ 9.91            --              --          --        4.54%
                    Highest contract charge 1.25% Class B      $10.11            --              --          --        4.44%
                    All contract charges                           --         2,872         $28,929        2.49%         --
              2015  Lowest contract charge 1.10% Class B(e)    $ 9.48            --              --          --       (4.63)%
                    Highest contract charge 1.25% Class B      $ 9.68            --              --          --       (3.87)%
                    All contract charges                           --         1,788         $17,270        1.75%         --
              2014  Lowest contract charge 1.20% Class B       $10.08            --              --          --        0.80%
                    Highest contract charge 1.25% Class B      $10.07            --              --          --        0.70%
                    All contract charges                           --           945         $ 9,527        2.79%         --
CHARTER/SM/ GROWTH
              2018  Lowest contract charge 1.10% Class B       $10.05            --              --          --       (8.47)%
                    Highest contract charge 1.25% Class B      $10.53            --              --          --       (8.67)%
                    All contract charges                           --         1,426         $14,855        1.58%         --
              2017  Lowest contract charge 1.10% Class B       $10.98            --              --          --       13.55%
                    Highest contract charge 1.25% Class B      $11.53            --              --          --       13.48%
                    All contract charges                           --         1,178         $13,482        1.35%         --
              2016  Lowest contract charge 1.10% Class B       $ 9.67            --              --          --        6.38%
                    Highest contract charge 1.25% Class B      $10.16            --              --          --        6.17%
                    All contract charges                           --         1,228         $12,410        1.36%         --
              2015  Lowest contract charge 1.10% Class B(e)    $ 9.09            --              --          --       (8.27)%
                    Highest contract charge 1.25% Class B      $ 9.57            --              --          --       (5.81)%
                    All contract charges                           --         1,243         $11,889        1.06%         --
              2014  Lowest contract charge 1.20% Class B       $10.17            --              --          --        0.49%
                    Highest contract charge 1.25% Class B      $10.16            --              --          --        0.40%
                    All contract charges                           --         1,004         $10,199        1.88%         --
CHARTER/SM/ MODERATE(O)
              2018  Lowest contract charge 0.30% Class B       $10.98            --              --          --       (5.18)%
                    Highest contract charge 1.70% Class B      $10.06            --              --          --       (6.51)%
                    All contract charges                           --         3,144         $32,550        1.87%         --
              2017  Lowest contract charge 0.30% Class B       $11.58            --              --          --       10.60%
                    Highest contract charge 1.70% Class B      $10.76            --              --          --        9.02%
                    All contract charges                           --         3,037         $33,504        1.73%         --
              2016  Lowest contract charge 0.30% Class B       $10.47            --              --          --        5.86%
                    Highest contract charge 1.70% Class B      $ 9.87            --              --          --        4.44%
                    All contract charges                           --         2,339         $23,612        1.95%         --
              2015  Lowest contract charge 0.30% Class B(c)    $ 9.89            --              --          --       (3.32)%
                    Highest contract charge 1.70% Class B      $ 9.45            --              --          --       (6.16)%
                    All contract charges                           --         2,049         $19,789        1.48%         --
              2014  Lowest contract charge 1.20% Class B       $10.12            --              --          --        0.60%
                    Highest contract charge 1.25% Class B      $10.11            --              --          --        0.50%
                    All contract charges                           --         1,347         $13,626        2.50%         --
CHARTER/SM/ MODERATE GROWTH
              2018  Lowest contract charge 0.30% Class B       $11.11            --              --          --          --
                    Highest contract charge 1.65% Class B      $10.11            --              --          --       (6.48)%
                    All contract charges                           --         2,723         $28,270        1.77%      (7.76)%
              2017  Lowest contract charge 0.30% Class B       $11.88            --              --          --          --
                    Highest contract charge 1.65% Class B      $10.96            --              --          --       12.50%
                    All contract charges                           --         2,155         $24,244        1.38%      11.04%
              2016  Lowest contract charge 0.30% Class B       $10.56            --              --          --          --
                    Highest contract charge 1.65% Class B      $ 9.87            --              --          --        6.56%
                    All contract charges                           --         2,156         $21,857        1.90%       5.00%
              2015  Lowest contract charge 1.10% Class B(e)    $ 9.27            --              --          --          --
                    Highest contract charge 1.65% Class B      $ 9.40            --              --          --       (6.65)%
                    All contract charges                           --         1,739         $16,803        1.58%      (6.75)%

                                    FSA-229

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                                               ACCUMULATION
                                                             UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                  ---------- ----------------- ------------ ------------- --------
CHARTER/SM/ MODERATE GROWTH (CONTINUED)
2014    Lowest contract charge 1.20% Class B        $10.18            --              --          --           --
        Highest contract charge 1.25% Class B       $10.17            --              --          --         0.69%
        All contract charges                            --           850         $ 8,641        2.28%        0.59%
CHARTER/SM/MULTI-SECTOR BOND
2018    Lowest contract charge 1.30% Class B        $11.46            --              --          --        (1.80)%
        Highest contract charge 1.70% Class B       $26.55            --              --          --        (2.21)%
        All contract charges                            --           111         $ 1,441        2.02%          --
2017    Lowest contract charge 1.30% Class B        $11.67            --              --          --         0.95%
        Highest contract charge 1.70% Class B       $27.15            --              --          --         0.52%
        All contract charges                            --           139         $ 1,798        1.55%          --
2016    Lowest contract charge 1.30% Class B        $11.56            --              --          --         1.58%
        Highest contract charge 1.70% Class B       $27.01            --              --          --         1.16%
        All contract charges                            --           150         $ 1,938        1.98%          --
2015    Lowest contract charge 1.30% Class B        $11.38            --              --          --        (1.90)%
        Highest contract charge 1.70% Class B       $26.70            --              --          --        (2.31)%
        All contract charges                            --           192         $ 2,406        1.49%          --
2014    Lowest contract charge 1.30% Class B        $11.60            --              --          --         1.05%
        Highest contract charge 1.70% Class B       $27.33            --              --          --         0.63%
        All contract charges                            --           209         $ 2,730        2.51%          --
CHARTER/SM/ SMALL CAP GROWTH
2018    Lowest contract charge 0.30% Class B        $12.32            --              --          --        (5.30)%
        Highest contract charge 1.70% Class B       $11.76            --              --          --        (6.59)%
        All contract charges                            --           938         $ 8,820        3.68%          --
2017    Lowest contract charge 0.30% Class B        $13.01            --              --          --        24.02%
        Highest contract charge 1.70% Class B       $12.59            --              --          --        22.23%
        All contract charges                            --           993         $ 9,947        2.67%          --
2016    Lowest contract charge 0.30% Class B        $10.49            --              --          --         9.04%
        Highest contract charge 1.70% Class B       $10.30            --              --          --         7.52%
        All contract charges                            --           969         $ 7,997        0.00%          --
2015    Lowest contract charge 0.30% Class B        $ 9.62            --              --          --        (6.33)%
        Highest contract charge 1.70% Class B       $ 9.58            --              --          --        (7.71)%
        All contract charges                            --         1,003         $ 7,879        0.29%          --
2014    Lowest contract charge 0.30% Class B        $10.27            --              --          --        (2.93)%
        Highest contract charge 1.70% Class B       $10.38            --              --          --        (4.24)%
        All contract charges                            --           892         $ 7,627        0.00%          --
CHARTER/SM/ SMALL CAP VALUE
2018    Lowest contract charge 1.10% Class B        $ 9.94            --              --          --       (13.94)%
        Highest contract charge 1.70% Class B       $20.72            --              --          --       (14.49)%
        All contract charges                            --           868         $14,641        1.12%          --
2017    Lowest contract charge 1.10% Class B        $11.55            --              --          --        10.10%
        Highest contract charge 1.70% Class B       $24.23            --              --          --         9.39%
        All contract charges                            --           705         $13,781        1.28%          --
2016    Lowest contract charge 1.10% Class B        $10.49            --              --          --        23.85%
        Highest contract charge 1.70% Class B       $22.15            --              --          --        23.12%
        All contract charges                            --         1,040         $19,843        1.81%          --
2015    Lowest contract charge 1.10% Class B(e)     $ 8.47            --              --          --       (14.27)%
        Highest contract charge 1.70% Class B       $17.99            --              --          --       (14.62)%
        All contract charges                            --         1,317         $20,338        0.87%          --
2014    Lowest contract charge 1.20% Class B        $ 9.81            --              --          --        (6.21)%
        Highest contract charge 1.70% Class B       $21.07            --              --          --        (6.73)%
        All contract charges                            --           731         $12,106        0.19%          --
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO
2018    Lowest contract charge 1.10% Class II       $ 9.58            --              --          --        (9.54)%
        Highest contract charge 1.70% Class II      $10.39            --              --          --       (10.20)%
        All contract charges                            --         4,475         $46,680        0.37%          --

                                    FSA-230

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                                           ACCUMULATION
                                                                         UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                              UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                              ---------- ----------------- ------------ ------------- --------
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
2017         Lowest contract charge 1.10% Class II              $10.59            --              --          --        14.73%
             Highest contract charge 1.70% Class II             $11.57            --              --          --        14.10%
             All contract charges                                   --         4,641         $53,721        0.27%          --
2016         Lowest contract charge 1.10% Class II              $ 9.23            --              --          --        (0.22)%
             Highest contract charge 1.70% Class II             $10.14            --              --          --        (0.78)%
             All contract charges                                   --         4,463         $45,225        0.42%          --
2015         Lowest contract charge 1.10% Class II(e)           $ 9.25            --              --          --        (8.87)%
             Highest contract charge 1.70% Class II             $10.22            --              --          --        (3.68)%
             All contract charges                                   --         4,018         $41,163        0.11%          --
2014         Lowest contract charge 1.20% Class II(a)           $10.64            --              --          --         6.93%
             Highest contract charge 1.70% Class II(a)          $10.61            --              --          --         6.63%
             All contract charges                                   --         1,072         $11,398        0.00%          --
CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO
2018         Lowest contract charge 1.30 % Class II             $12.18            --              --          --        (3.26)%
             Highest contract charge 1.70% Class II             $11.99            --              --          --        (3.62)%
             All contract charges                                   --         1,137         $13,831        1.18%          --
2017         Lowest contract charge 1.30 % Class II             $12.59            --              --          --        17.77%
             Highest contract charge 1.70% Class II             $12.44            --              --          --        17.25%
             All contract charges                                   --         1,025         $12,893        1.14%          --
2016         Lowest contract charge 1.30 % Class II             $10.69            --              --          --         7.98%
             Highest contract charge 1.70% Class II             $10.61            --              --          --         7.61%
             All contract charges                                   --           781         $ 8,342        1.41%          --
2015         Lowest contract charge 1.30 % Class II(c)          $ 9.90            --              --          --        (1.69)%
             Highest contract charge 1.70% Class II(c)          $ 9.86            --              --          --        (2.09)%
             All contract charges                                   --           456         $ 4,512        2.35%          --
CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO
2018         Lowest contract charge 1.10% Class II              $11.88            --              --          --        (6.01)%
             Highest contract charge 1.70% Class II             $12.23            --              --          --        (6.64)%
             All contract charges                                   --         2,562         $31,532        1.45%          --
2017         Lowest contract charge 1.10% Class II              $12.64            --              --          --        17.69%
             Highest contract charge 1.70% Class II             $13.10            --              --          --        16.96%
             All contract charges                                   --         2,293         $30,208        1.46%          --
2016         Lowest contract charge 1.10% Class II              $10.74            --              --          --        13.53%
             Highest contract charge 1.70% Class II             $11.20            --              --          --        12.90%
             All contract charges                                   --         1,916         $21,544        1.68%          --
2015         Lowest contract charge 1.10% Class II(e)           $ 9.46            --              --          --        (4.64)%
             Highest contract charge 1.70% Class II             $ 9.92            --              --          --        (6.06)%
             All contract charges                                   --         1,198         $11,927        2.27%          --
2014         Lowest contract charge 1.20% Class II(a)           $10.59            --              --          --         6.54%
             Highest contract charge 1.70% Class II(a)          $10.56            --              --          --         6.24%
             All contract charges                                   --           286         $ 3,032        4.46%          --
CLEARBRIDGE VARIABLE MID CAP PORTFOLIO
2018         Lowest contract charge 1.30 % Class II             $10.15            --              --          --           --
             Highest contract charge 1.70% Class II             $ 9.99            --              --          --       (13.98)%
             All contract charges                                   --           422         $ 4,270        0.19%      (14.32)%
2017         Lowest contract charge 1.30 % Class II             $11.80            --              --          --           --
             Highest contract charge 1.70% Class II             $11.66            --              --          --        11.11%
             All contract charges                                   --           391         $ 4,609        0.20%       10.63%
2016         Lowest contract charge 1.30 % Class II             $10.62            --              --          --           --
             Highest contract charge 1.70% Class II             $10.54            --              --          --         7.71%
             All contract charges                                   --           349         $ 3,714        0.44%        7.33%
2015         Lowest contract charge 1.30 % Class II(c)          $ 9.86            --              --          --           --
             Highest contract charge 1.70% Class II(c)          $ 9.82            --              --          --        (3.14)%
             All contract charges                                   --           229         $ 2,255        0.04%       (3.54)%

                                    FSA-231

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                                                     ACCUMULATION
                                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                        ---------- ----------------- ------------ ------------- --------
DELAWARE VIP(R) DIVERSIFIED INCOME SERIES
2018    Lowest contract charge 0.30% Service Class        $10.75            --              --          --        (2.63)%
        Highest contract charge 1.25% Service Class       $10.23            --              --          --        (3.58)%
        All contract charges                                  --         1,817         $18,311        2.89%          --
2017    Lowest contract charge 0.30% Service Class        $11.04            --              --          --         4.55%
        Highest contract charge 1.25% Service Class       $10.61            --              --          --         3.61%
        All contract charges                                  --         1,656         $17,317        2.26%          --
2016    Lowest contract charge 0.30% Service Class        $10.56            --              --          --         3.02%
        Highest contract charge 1.25% Service Class       $10.24            --              --          --         1.99%
        All contract charges                                  --         1,317         $13,346        2.90%          --
2015    Lowest contract charge 0.30% Service Class        $10.25            --              --          --        (1.63)%
        Highest contract charge 1.25% Service Class       $10.04            --              --          --        (2.62)%
        All contract charges                                  --           990         $ 9,912        2.62%          --
2014    Lowest contract charge 1.20% Service Class        $10.31            --              --          --         3.72%
        Highest contract charge 1.25% Service Class       $10.31            --              --          --         3.72%
        All contract charges                                  --           588         $ 6,060        0.88%          --
DELAWARE VIP(R) EMERGING MARKETS SERIES
2018    Lowest contract charge 1.10% Service Class        $10.18            --              --          --       (16.97)%
        Highest contract charge 1.25% Service Class       $ 9.63            --              --          --       (17.05)%
        All contract charges                                  --           439         $ 4,376        2.86%          --
2017    Lowest contract charge 1.10% Service Class        $12.26            --              --          --        38.69%
        Highest contract charge 1.25% Service Class       $11.61            --              --          --        38.38%
        All contract charges                                  --           267         $ 3,190        0.28%          --
2016    Lowest contract charge 1.10% Service Class        $ 8.84            --              --          --        12.47%
        Highest contract charge 1.25% Service Class       $ 8.39            --              --          --        12.32%
        All contract charges                                  --           122         $ 1,032        0.82%          --
2015    Lowest contract charge 1.10% Service Class(e)     $ 7.86            --              --          --       (18.30)%
        Highest contract charge 1.25% Service Class       $ 7.47            --              --          --       (15.88)%
        All contract charges                                  --           105         $   790        0.52%          --
2014    Lowest contract charge 1.20% Service Class        $ 8.88            --              --          --        (9.39)%
        Highest contract charge 1.25% Service Class       $ 8.88            --              --          --        (9.39)%
        All contract charges                                  --            60         $   537        0.25%          --
DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES
2018    Lowest contract charge 0.30% Service Class        $10.43            --              --          --        (0.29)%
        Highest contract charge 1.25% Service Class       $ 9.93            --              --          --        (1.19)%
        All contract charges                                  --           996         $ 9,885        2.43%          --
2017    Lowest contract charge 0.30% Service Class        $10.46            --              --          --         1.65%
        Highest contract charge 1.25% Service Class       $10.05            --              --          --         0.60%
        All contract charges                                  --         1,017         $10,209        1.79%          --
2016    Lowest contract charge 1.10% Service Class        $ 9.92            --              --          --         0.51%
        Highest contract charge 1.25% Service Class       $ 9.99            --              --          --         0.40%
        All contract charges                                  --           904         $ 9,014        1.45%          --
2015    Lowest contract charge 1.10% Service Class(e)     $ 9.87            --              --          --        (1.00)%
        Highest contract charge 1.25% Service Class       $ 9.95            --              --          --        (0.60)%
        All contract charges                                  --           637         $ 6,330        1.46%          --
2014    Lowest contract charge 1.20% Service Class        $10.02            --              --          --         0.40%
        Highest contract charge 1.25% Service Class       $10.01            --              --          --         0.30%
        All contract charges                                  --           429         $ 4,300        1.57%          --
EATON VANCE VT FLOATING-RATE INCOME FUND
2018    Lowest contract charge 0.30% Initial Class        $11.13            --              --          --        (0.45)%
        Highest contract charge 1.70% Initial Class       $10.36            --              --          --        (1.80)%
        All contract charges                                  --         4,393         $46,214        3.81%          --
2017    Lowest contract charge 0.30% Initial Class        $11.18            --              --          --         3.14%
        Highest contract charge 1.70% Initial Class       $10.55            --              --          --         1.74%
        All contract charges                                  --         2,652         $28,322        3.26%          --

                                    FSA-232

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------
                                                                                   ACCUMULATION
                                                                 UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                      UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                      ---------- ----------------- ------------ ------------- --------
EATON VANCE VT FLOATING-RATE INCOME FUND (CONTINUED)
2016  Lowest contract charge 0.30% Initial Class        $10.84            --               --         --         8.62%
      Highest contract charge 1.70% Initial Class       $10.37            --               --         --         7.13%
      All contract charges                                  --         1,954         $ 20,455       3.47%          --
2015  Lowest contract charge 0.30% Initial Class        $ 9.98            --               --         --        (1.29)%
      Highest contract charge 1.70% Initial Class(c)    $ 9.68            --               --         --        (3.68)%
      All contract charges                                  --         1,245         $ 12,125       3.34%          --
2014  Lowest contract charge 1.20% Initial Class        $10.00            --               --         --        (0.50)%
      Highest contract charge 1.25% Initial Class       $ 9.99            --               --         --        (0.60)%
      All contract charges                                  --           566         $  5,664       3.17%          --
EQ/AMERICAN CENTURY MID CAP VALUE(S)
2018  Lowest contract charge 0.30% Class B(r)           $13.76            --               --         --        (9.41)%
      Highest contract charge 1.70% Class B(r)          $21.82            --               --         --        (9.69)%
      All contract charges                                  --         6,888         $125,143       0.56%          --
EQ/BLACKROCK BASIC VALUE EQUITY
2018  Lowest contract charge 1.30% Class A              $19.04            --               --         --        (9.20)%
      Highest contract charge 1.70% Class A             $18.35            --               --         --        (9.56)%
      All contract charges                                  --         5,708         $107,601       1.61%          --
2017  Lowest contract charge 0.65% Class A              $19.96            --               --         --         7.37%
      Highest contract charge 1.70% Class A             $20.29            --               --         --         6.29%
      All contract charges                                  --         6,202         $128,933       1.41%          --
2016  Lowest contract charge 0.65% Class A              $18.59            --               --         --        17.21%
      Highest contract charge 1.70% Class A             $19.09            --               --         --        15.98%
      All contract charges                                  --         6,386         $124,498       1.54%          --
2015  Lowest contract charge 0.65% Class A              $15.86            --               --         --        (6.76)%
      Highest contract charge 1.70% Class A             $16.46            --               --         --        (7.79)%
      All contract charges                                  --         6,479         $108,583       1.38%          --
2014  Lowest contract charge 0.65% Class A              $17.01            --               --         --         9.04%
      Highest contract charge 1.70% Class A             $17.85            --               --         --         7.85%
      All contract charges                                  --         5,944         $107,665       1.22%          --
EQ/BLACKROCK BASIC VALUE EQUITY
2018  Lowest contract charge 0.30% Class B              $12.44            --               --         --        (8.26)%
      Highest contract charge 1.25% Class B             $11.83            --               --         --        (9.21)%
      All contract charges                                  --         1,829         $ 19,922       1.61%          --
2017  Lowest contract charge 1.10% Class B              $11.11            --               --         --         6.93%
      Highest contract charge 1.25% Class B             $13.03            --               --         --         6.80%
      All contract charges                                  --         1,534         $ 18,662       1.41%          --
2016  Lowest contract charge 1.10% Class B              $10.39            --               --         --        16.74%
      Highest contract charge 1.25% Class B             $12.20            --               --         --        16.41%
      All contract charges                                  --         1,279         $ 14,868       1.54%          --
2015  Lowest contract charge 1.10% Class B(e)           $ 8.90            --               --         --       (10.73)%
      Highest contract charge 1.25% Class B             $10.48            --               --         --        (7.26)%
      All contract charges                                  --         1,014         $ 10,445       1.38%          --
2014  Lowest contract charge 1.20% Class B              $11.31            --               --         --         8.33%
      Highest contract charge 1.25% Class B             $11.30            --               --         --         8.34%
      All contract charges                                  --           615         $  6,959       1.22%          --
EQ/CAPITAL GUARDIAN RESEARCH
2018  Lowest contract charge 1.30% Class A              $25.28            --               --         --        (6.06)%
      Highest contract charge 1.70% Class A             $24.36            --               --         --        (6.45)%
      All contract charges                                  --           461         $ 11,492       0.55%          --
2017  Lowest contract charge 1.30% Class A              $26.91            --               --         --        23.78%
      Highest contract charge 1.70% Class A             $26.04            --               --         --        23.30%
      All contract charges                                  --           518         $ 13,770       0.77%          --
2016  Lowest contract charge 1.30% Class A              $21.74            --               --         --         7.04%
      Highest contract charge 1.70% Class A             $21.12            --               --         --         6.61%
      All contract charges                                  --           544         $ 11,682       0.88%          --

                                    FSA-233

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                                              ACCUMULATION
                                                            UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                 UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                 ---------- ----------------- ------------ ------------- --------
EQ/CAPITAL GUARDIAN RESEARCH (CONTINUED)
2015   Lowest contract charge 1.30% Class A        $20.31           --               --          --         0.59%
       Highest contract charge 1.70% Class A       $19.81           --               --          --         0.15%
       All contract charges                            --          579          $11,637        0.60%          --
2014   Lowest contract charge 1.30% Class A        $20.19           --               --          --         9.08%
       Highest contract charge 1.70% Class A       $19.78           --               --          --         8.62%
       All contract charges                            --          558          $11,176        0.76%          --
EQ/CAPITAL GUARDIAN RESEARCH
2018   Lowest contract charge 1.30% Class B        $25.39           --               --          --        (6.10)%
       Highest contract charge 1.70% Class B       $22.68           --               --          --        (6.47)%
       All contract charges                            --          194          $ 4,755        0.55%          --
2017   Lowest contract charge 1.30% Class B        $27.04           --               --          --        23.81%
       Highest contract charge 1.70% Class B       $24.25           --               --          --        23.35%
       All contract charges                            --          237          $ 6,170        0.77%          --
2016   Lowest contract charge 1.30% Class B        $21.84           --               --          --         7.01%
       Highest contract charge 1.70% Class B       $19.66           --               --          --         6.56%
       All contract charges                            --          248          $ 5,200        0.88%          --
2015   Lowest contract charge 1.30% Class B        $20.41           --               --          --         0.59%
       Highest contract charge 1.70% Class B       $18.45           --               --          --         0.22%
       All contract charges                            --          254          $ 4,999        0.60%          --
2014   Lowest contract charge 1.30% Class B        $20.29           --               --          --         9.09%
       Highest contract charge 1.70% Class B       $18.41           --               --          --         8.61%
       All contract charges                            --          254          $ 4,987        0.76%          --
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY
2018   Lowest contract charge 1.10% Class A(r)     $ 9.11           --               --          --        (9.53)%
       Highest contract charge 1.70% Class A       $17.32           --               --          --       (11.63)%
       All contract charges                            --          148          $ 1,800        3.47%          --
2017   Lowest contract charge 1.30% Class A        $20.25           --               --          --        12.69%
       Highest contract charge 1.70% Class A       $19.60           --               --          --        12.26%
       All contract charges                            --           62          $ 1,241        1.02%          --
2016   Lowest contract charge 1.30% Class A        $17.97           --               --          --        11.68%
       Highest contract charge 1.70% Class A       $17.46           --               --          --        11.28%
       All contract charges                            --           66          $ 1,169        2.30%          --
2015   Lowest contract charge 1.30% Class A        $16.09           --               --          --        (3.65)%
       Highest contract charge 1.70% Class A       $15.69           --               --          --        (4.04)%
       All contract charges                            --           72          $ 1,139        2.01%          --
2014   Lowest contract charge 1.30% Class A        $16.70           --               --          --         8.30%
       Highest contract charge 1.70% Class A       $16.35           --               --          --         7.85%
       All contract charges                            --           76          $ 1,232        2.03%          --
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY
2018   Lowest contract charge 1.30% Class B        $14.16           --               --          --       (11.28)%
       Highest contract charge 1.70% Class B       $13.47           --               --          --       (11.61)%
       All contract charges                            --          182          $ 2,519        3.47%          --
2017   Lowest contract charge 1.30% Class B        $15.96           --               --          --        12.71%
       Highest contract charge 1.70% Class B       $15.24           --               --          --        12.22%
       All contract charges                            --          192          $ 3,006        1.02%          --
2016   Lowest contract charge 1.30% Class B        $14.16           --               --          --        11.76%
       Highest contract charge 1.70% Class B       $13.58           --               --          --        11.31%
       All contract charges                            --          225          $ 3,109        2.30%          --
2015   Lowest contract charge 1.30% Class B        $12.67           --               --          --        (3.65)%
       Highest contract charge 1.70% Class B       $12.20           --               --          --        (4.09)%
       All contract charges                            --          218          $ 2,713        2.01%          --
2014   Lowest contract charge 1.30% Class B        $13.15           --               --          --         8.23%
       Highest contract charge 1.70% Class B       $12.72           --               --          --         7.89%
       All contract charges                            --          201          $ 2,588        2.03%          --

                                    FSA-234

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
EQ/COMMON STOCK INDEX
2018  Lowest contract charge 1.30% Class A       $23.35            --               --         --        (7.05)%
      Highest contract charge 1.70% Class A      $22.50            --               --         --        (7.41)%
      All contract charges                           --         1,774         $ 41,118       1.42%          --
2017  Lowest contract charge 1.30% Class A       $25.12            --               --         --        18.88%
      Highest contract charge 1.70% Class A      $24.30            --               --         --        18.42%
      All contract charges                           --         1,676         $ 41,761       1.44%          --
2016  Lowest contract charge 1.30% Class A       $21.13            --               --         --        10.28%
      Highest contract charge 1.70% Class A      $20.52            --               --         --         9.79%
      All contract charges                           --         1,377         $ 28,892       1.68%          --
2015  Lowest contract charge 1.30% Class A       $19.16            --               --         --        (1.39)%
      Highest contract charge 1.70% Class A      $18.69            --               --         --        (1.79)%
      All contract charges                           --         1,300         $ 24,735       1.71%          --
2014  Lowest contract charge 1.30% Class A       $19.43            --               --         --        10.65%
      Highest contract charge 1.70% Class A      $19.03            --               --         --        10.19%
      All contract charges                           --           929         $ 17,926       1.61%          --
EQ/COMMON STOCK INDEX
2018  Lowest contract charge 1.10% Class B       $11.79            --               --         --        (6.80)%
      Highest contract charge 1.25% Class B      $13.90            --               --         --        (6.96)%
      All contract charges                           --         1,150         $ 14,452       1.42%          --
2017  Lowest contract charge 1.10% Class B       $12.65            --               --         --        19.11%
      Highest contract charge 1.25% Class B      $14.94            --               --         --        18.95%
      All contract charges                           --           685         $  9,549       1.44%          --
2016  Lowest contract charge 1.10% Class B       $10.62            --               --         --        10.51%
      Highest contract charge 1.25% Class B      $12.56            --               --         --        10.37%
      All contract charges                           --           476         $  5,821       1.68%          --
2015  Lowest contract charge 1.10% Class B(e)    $ 9.61            --               --         --        (3.90)%
      Highest contract charge 1.25% Class B      $11.38            --               --         --        (1.30)%
      All contract charges                           --           365         $  4,121       1.71%          --
2014  Lowest contract charge 1.20% Class B       $11.54            --               --         --        10.75%
      Highest contract charge 1.25% Class B      $11.53            --               --         --        10.65%
      All contract charges                           --           177         $  2,041       1.61%          --
EQ/CORE BOND INDEX
2018  Lowest contract charge 0.65% Class B       $10.45            --               --         --        (0.38)%
      Highest contract charge 1.70% Class B      $10.14            --               --         --        (1.46)%
      All contract charges                           --        28,777         $299,406       1.83%          --
2017  Lowest contract charge 0.65% Class B       $10.49            --               --         --         0.77%
      Highest contract charge 1.70% Class B      $10.29            --               --         --        (0.29)%
      All contract charges                           --        31,580         $333,707       1.59%          --
2016  Lowest contract charge 0.65% Class B       $10.41            --               --         --         0.77%
      Highest contract charge 1.70% Class B      $10.32            --               --         --        (0.29)%
      All contract charges                           --        31,436         $332,136       1.45%          --
2015  Lowest contract charge 0.65% Class B       $10.33            --               --         --        (0.29)%
      Highest contract charge 1.70% Class B      $10.35            --               --         --        (1.24)%
      All contract charges                           --        30,704         $325,029       1.46%          --
2014  Lowest contract charge 0.65% Class B       $10.36            --               --         --         1.77%
      Highest contract charge 1.70% Class B      $10.48            --               --         --         0.67%
      All contract charges                           --        30,215         $323,566       1.32%          --
EQ/EMERGING MARKETS EQUITY PLUS
2018  Lowest contract charge 1.10% Class B       $ 8.91            --               --         --       (16.18)%
      Highest contract charge 1.70% Class B      $ 8.43            --               --         --       (16.70)%
      All contract charges                           --           854         $  7,442       1.37%          --
2017  Lowest contract charge 1.10% Class B       $10.63            --               --         --        32.54%
      Highest contract charge 1.70% Class B      $10.12            --               --         --        31.60%
      All contract charges                           --           726         $  7,516       1.06%          --

                                    FSA-235

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
EQ/EMERGING MARKETS EQUITY PLUS (CONTINUED)
2016  Lowest contract charge 1.10% Class B        $ 8.02            --               --         --         8.53%
      Highest contract charge 1.70% Class B       $ 7.69            --               --         --         7.85%
      All contract charges                            --           535         $  4,188       0.90%          --
2015  Lowest contract charge 1.10% Class B(e)     $ 7.39            --               --         --       (23.50)%
      Highest contract charge 1.70% Class B       $ 7.13            --               --         --       (19.53)%
      All contract charges                            --           348         $  2,519       0.32%          --
2014  Lowest contract charge 1.20% Class B        $ 9.28            --               --         --        (4.33)%
      Highest contract charge 1.70% Class B       $ 8.86            --               --         --        (4.73)%
      All contract charges                            --           283         $  2,543       0.67%          --
EQ/EQUITY 500 INDEX
2018  Lowest contract charge 0.65% Class A        $22.02            --               --         --        (5.53)%
      Highest contract charge 1.70% Class A       $22.66            --               --         --        (6.56)%
      All contract charges                            --         9,514         $221,167       1.52%          --
2017  Lowest contract charge 0.65% Class A        $23.31            --               --         --        20.22%
      Highest contract charge 1.70% Class A       $24.25            --               --         --        18.99%
      All contract charges                            --         9,298         $230,465       1.57%          --
2016  Lowest contract charge 0.65% Class A        $19.39            --               --         --        10.55%
      Highest contract charge 1.70% Class A       $20.38            --               --         --         9.33%
      All contract charges                            --         8,016         $166,506       1.79%          --
2015  Lowest contract charge 1.30% Class A        $19.11            --               --         --        (0.47)%
      Highest contract charge 1.70% Class A       $18.64            --               --         --        (0.90)%
      All contract charges                            --         7,002         $132,404       1.96%          --
2014  Lowest contract charge 1.30% Class A        $19.20            --               --         --        11.50%
      Highest contract charge 1.70% Class A       $18.81            --               --         --        11.04%
      All contract charges                            --         5,070         $ 96,494       1.80%          --
EQ/EQUITY 500 INDEX
2018  Lowest contract charge 0.30% Class B        $15.01            --               --         --        (5.24)%
      Highest contract charge 1.25% Class B       $14.29            --               --         --        (6.11)%
      All contract charges                            --         7,285         $ 96,405       1.52%          --
2017  Lowest contract charge 0.30% Class B        $15.84            --               --         --        20.64%
      Highest contract charge 1.25% Class B       $15.22            --               --         --        19.56%
      All contract charges                            --         5,525         $ 78,918       1.57%          --
2016  Lowest contract charge 0.30% Class B        $13.13            --               --         --        10.90%
      Highest contract charge 1.25% Class B       $12.73            --               --         --         9.84%
      All contract charges                            --         3,637         $ 44,022       1.79%          --
2015  Lowest contract charge 0.30% Class B        $11.84            --               --         --         0.51%
      Highest contract charge 1.25% Class B       $11.59            --               --         --        (0.52)%
      All contract charges                            --         2,185         $ 24,797       1.96%          --
2014  Lowest contract charge 1.20% Class B        $11.66            --               --         --        11.69%
      Highest contract charge 1.25% Class B       $11.65            --               --         --        11.59%
      All contract charges                            --         1,097         $ 12,785       1.80%          --
EQ/FIDELITY INSTITUTIONAL AM/SM/ LARGE CAP(T)
2018  Lowest contract charge 0.30% Class B(r)     $13.86            --               --         --       (11.10)%
      Highest contract charge 1.70% Class B(r)    $20.62            --               --         --       (11.35)%
      All contract charges                            --         8,016         $150,997       0.25%          --
EQ/FRANKLIN RISING DIVIDENDS(U)
2018  Lowest contract charge 0.30% Class B(r)     $14.16            --               --         --        (7.33)%
      Highest contract charge 1.70% Class B(r)    $15.24            --               --         --        (7.58)%
      All contract charges                            --         5,154         $ 75,713       0.29%          --
EQ/FRANKLIN STRATEGIC INCOME(V)
2018  Lowest contract charge 0.65% Class B(r)     $12.19            --               --         --        (1.30)%
      Highest contract charge 1.70% Class B(r)    $12.48            --               --         --        (1.42)%
      All contract charges                            --         4,422         $ 56,645       0.70%          --

                                    FSA-236

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
EQ/GLOBAL BOND PLUS
2018  Lowest contract charge 1.30% Class A        $ 9.93            --               --         --        (2.93)%
      Highest contract charge 1.70% Class A       $ 9.57            --               --         --        (3.33)%
      All contract charges                            --           462         $  4,556       1.27%          --
2017  Lowest contract charge 1.30% Class A        $10.23            --               --         --         3.33%
      Highest contract charge 1.70% Class A       $ 9.90            --               --         --         2.91%
      All contract charges                            --           503         $  5,098       0.04%          --
2016  Lowest contract charge 1.30% Class A        $ 9.90            --               --         --        (0.60)%
      Highest contract charge 1.70% Class A       $ 9.62            --               --         --        (1.03)%
      All contract charges                            --           563         $  5,534       1.84%          --
2015  Lowest contract charge 0.65% Class A        $ 9.62            --               --         --        (4.37)%
      Highest contract charge 1.70% Class A       $ 9.72            --               --         --        (5.45)%
      All contract charges                            --           582         $  5,767       0.04%          --
2014  Lowest contract charge 0.65% Class A        $10.06            --               --         --         0.20%
      Highest contract charge 1.70% Class A       $10.28            --               --         --        (0.77)%
      All contract charges                            --           621         $  6,477       0.70%          --
EQ/GLOBAL BOND PLUS
2018  Lowest contract charge 1.30% Class B        $11.40            --               --         --        (2.90)%
      Highest contract charge 1.70% Class B       $10.80            --               --         --        (3.31)%
      All contract charges                            --           334         $  3,723       1.27%          --
2017  Lowest contract charge 1.30% Class B        $11.74            --               --         --         3.35%
      Highest contract charge 1.70% Class B       $11.17            --               --         --         2.85%
      All contract charges                            --           405         $  4,649       0.04%          --
2016  Lowest contract charge 1.30% Class B        $11.36            --               --         --        (0.70)%
      Highest contract charge 1.70% Class B       $10.86            --               --         --        (1.00)%
      All contract charges                            --           410         $  4,568       1.84%          --
2015  Lowest contract charge 1.30% Class B        $11.44            --               --         --        (4.98)%
      Highest contract charge 1.70% Class B       $10.97            --               --         --        (5.43)%
      All contract charges                            --           445         $  5,002       0.04%          --
2014  Lowest contract charge 1.30% Class B        $12.04            --               --         --        (0.50)%
      Highest contract charge 1.70% Class B       $11.60            --               --         --        (0.85)%
      All contract charges                            --           445         $  5,262       0.70%          --
EQ/GOLDMAN SACHS MID CAP VALUE(W)
2018  Lowest contract charge 1.30% Class B(r)     $19.54            --               --         --        (8.90)%
      Highest contract charge 1.70% Class B(r)    $18.83            --               --         --        (8.99)%
      All contract charges                            --         1,251         $ 24,185       0.22%          --
EQ/INTERMEDIATE GOVERNMENT BOND
2018  Lowest contract charge 0.30% Class B        $10.13            --               --         --         0.60%
      Highest contract charge 1.70% Class B       $ 9.57            --               --         --        (0.93)%
      All contract charges                            --        11,177         $111,962       1.24%          --
2017  Lowest contract charge 0.30% Class B        $10.07            --               --         --           --
      Highest contract charge 1.70% Class B       $ 9.66            --               --         --        (1.33)%
      All contract charges                            --        12,267         $123,980       0.85%          --
2016  Lowest contract charge 0.30% Class B        $10.07            --               --         --         0.10%
      Highest contract charge 1.70% Class B       $ 9.79            --               --         --        (1.21)%
      All contract charges                            --        12,441         $126,941       0.68%          --
2015  Lowest contract charge 0.30% Class B        $10.06            --               --         --         0.20%
      Highest contract charge 1.70% Class B       $ 9.91            --               --         --        (1.29)%
      All contract charges                            --        12,206         $125,847       0.59%          --
2014  Lowest contract charge 0.65% Class B        $10.07            --               --         --         0.80%
      Highest contract charge 1.70% Class B       $10.04            --               --         --        (0.20)%
      All contract charges                            --        12,538         $130,682       0.41%          --
EQ/INTERNATIONAL EQUITY INDEX
2018  Lowest contract charge 1.30% Class A        $11.34            --               --         --       (16.31)%
      Highest contract charge 1.70% Class A       $10.93            --               --         --       (16.63)%
      All contract charges                            --         2,374         $ 26,596       2.56%          --

                                    FSA-237

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
EQ/INTERNATIONAL EQUITY INDEX (CONTINUED)
2017  Lowest contract charge 1.30% Class A       $13.55            --              --          --        21.63%
      Highest contract charge 1.70% Class A      $13.11            --              --          --        21.16%
      All contract charges                           --         2,318         $31,039        2.94%          --
2016  Lowest contract charge 0.65% Class A       $10.91            --              --          --         1.58%
      Highest contract charge 1.70% Class A      $10.82            --              --          --         0.46%
      All contract charges                           --         2,071         $22,815        3.01%          --
2015  Lowest contract charge 0.65% Class A       $10.74            --              --          --        (2.81)%
      Highest contract charge 1.70% Class A      $10.77            --              --          --        (3.84)%
      All contract charges                           --         1,880         $20,562        2.82%          --
2014  Lowest contract charge 0.65% Class A       $11.05            --              --          --        (7.53)%
      Highest contract charge 1.70% Class A      $11.20            --              --          --        (8.50)%
      All contract charges                           --         1,362         $15,412        4.42%          --
EQ/INTERNATIONAL EQUITY INDEX
2018  Lowest contract charge 0.30% Class B       $ 9.72            --              --          --       (15.40)%
      Highest contract charge 1.25% Class B      $ 9.25            --              --          --       (16.21)%
      All contract charges                           --         1,800         $16,585        2.56%          --
2017  Lowest contract charge 0.30% Class B       $11.49            --              --          --        22.89%
      Highest contract charge 1.25% Class B      $11.04            --              --          --        21.72%
      All contract charges                           --         1,689         $18,593        2.94%          --
2016  Lowest contract charge 0.30% Class B       $ 9.35            --              --          --         1.85%
      Highest contract charge 1.25% Class B      $ 9.07            --              --          --         0.89%
      All contract charges                           --         1,217         $11,019        3.01%          --
2015  Lowest contract charge 0.30% Class B       $ 9.18            --              --          --        (2.44)%
      Highest contract charge 1.25% Class B      $ 8.99            --              --          --        (3.33)%
      All contract charges                           --           745         $ 6,690        2.82%          --
2014  Lowest contract charge 1.20% Class B       $ 9.31            --              --          --        (8.00)%
      Highest contract charge 1.25% Class B      $ 9.30            --              --          --        (8.10)%
      All contract charges                           --           500         $ 4,652        4.42%          --
EQ/INVESCO COMSTOCK
2018  Lowest contract charge 1.30% Class A       $20.43            --              --          --       (13.54)%
      Highest contract charge 1.70% Class A      $19.68            --              --          --       (13.91)%
      All contract charges                           --         1,786         $36,147        1.68%          --
2017  Lowest contract charge 1.30% Class A(a)    $23.63            --              --          --        16.46%
      Highest contract charge 1.70% Class A      $22.86            --              --          --        15.98%
      All contract charges                           --         1,362         $31,909        0.80%          --
2016  Lowest contract charge 0.65% Class A       $18.72            --              --          --        16.56%
      Highest contract charge 1.70% Class A      $19.71            --              --          --        15.40%
      All contract charges                           --         1,379         $27,771        2.49%          --
2015  Lowest contract charge 0.65% Class A       $16.06            --              --          --        (6.79)%
      Highest contract charge 1.70% Class A      $17.08            --              --          --        (7.78)%
      All contract charges                           --         1,482         $25,762        2.15%          --
2014  Lowest contract charge 0.65% Class A       $17.23            --              --          --         8.23%
      Highest contract charge 1.70% Class A      $18.52            --              --          --         7.05%
      All contract charges                           --         1,384         $25,986        2.26%          --
EQ/INVESCO COMSTOCK
2018  Lowest contract charge 1.30% Class B       $18.02            --              --          --       (13.53)%
      Highest contract charge 1.70% Class B      $17.05            --              --          --       (13.89)%
      All contract charges                           --           379         $ 6,686        1.68%          --
2017  Lowest contract charge 1.30% Class B       $20.84            --              --          --        16.42%
      Highest contract charge 1.70% Class B      $19.80            --              --          --        15.99%
      All contract charges                           --           461         $ 9,403        0.80%          --
2016  Lowest contract charge 1.30% Class B       $17.90            --              --          --        15.86%
      Highest contract charge 1.70% Class B      $17.07            --              --          --        15.42%
      All contract charges                           --           489         $ 8,604        2.49%          --

                                    FSA-238

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
EQ/INVESCO COMSTOCK (CONTINUED)
2015  Lowest contract charge 1.30% Class B        $15.45            --              --          --        (7.37)%
      Highest contract charge 1.70% Class B       $14.79            --              --          --        (7.79)%
      All contract charges                            --           604         $ 9,159        2.15%          --
2014  Lowest contract charge 1.30% Class B        $16.68            --              --          --         7.47%
      Highest contract charge 1.70% Class B       $16.04            --              --          --         7.00%
      All contract charges                            --           612         $10,036        2.26%          --
EQ/INVESCO GLOBAL REAL ESTATE(X)
2018  Lowest contract charge 0.30% Class B(r)     $11.36            --              --          --        (0.79)%
      Highest contract charge 1.70% Class B(r)    $15.16            --              --          --        (1.04)%
      All contract charges                            --         4,591         $66,530        0.55%          --
EQ/INVESCO INTERNATIONAL GROWTH(Y)
2018  Lowest contract charge 0.30% Class B(r)     $10.15            --              --          --        (5.05)%
      Highest contract charge 1.70% Class B(r)    $12.73            --              --          --        (5.35)%
      All contract charges                            --         3,491         $42,018        0.21%          --
EQ/IVY ENERGY(Z)
2018  Lowest contract charge 1.10% Class B(r)     $ 5.23            --              --          --       (31.63)%
      Highest contract charge 1.70% Class B(r)    $ 6.84            --              --          --       (31.67)%
      All contract charges                            --         3,248         $21,298        0.11%          --
EQ/IVY MID CAP GROWTH(AA)
2018  Lowest contract charge 0.65% Class B(r)     $20.50            --              --          --        (9.45)%
      Highest contract charge 1.70% Class B(r)    $23.57            --              --          --        (9.62)%
      All contract charges                            --         2,346         $56,849        0.01%          --
EQ/IVY SCIENCE AND TECHNOLOGY(AB)
2018  Lowest contract charge 0.30% Class B(r)     $13.74            --              --          --       (11.87)%
      Highest contract charge 1.70% Class B(r)    $24.59            --              --          --       (12.08)%
      All contract charges                            --         3,780         $78,636        0.00%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
2018  Lowest contract charge 1.30% Class A        $20.81            --              --          --       (16.53)%
      Highest contract charge 1.70% Class A       $20.06            --              --          --       (16.83)%
      All contract charges                            --           467         $ 9,617        0.99%          --
2017  Lowest contract charge 1.30% Class A        $24.93            --              --          --        16.22%
      Highest contract charge 1.70% Class A       $24.12            --              --          --        15.74%
      All contract charges                            --           485         $11,969        0.87%          --
2016  Lowest contract charge 0.65% Class A        $20.41            --              --          --        20.77%
      Highest contract charge 1.70% Class A       $20.84            --              --          --        19.50%
      All contract charges                            --           467         $ 9,912        1.14%          --
2015  Lowest contract charge 0.65% Class A        $16.90            --              --          --        (2.93)%
      Highest contract charge 1.70% Class A       $17.44            --              --          --        (3.96)%
      All contract charges                            --           406         $ 7,204        0.74%          --
2014  Lowest contract charge 0.65% Class A        $17.41            --              --          --        13.64%
      Highest contract charge 1.70% Class A       $18.16            --              --          --        12.45%
      All contract charges                            --           365         $ 6,734        1.09%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
2018  Lowest contract charge 1.10% Class B(r)     $ 8.84            --              --          --       (10.44)%
      Highest contract charge 1.70% Class B       $22.57            --              --          --       (16.87)%
      All contract charges                            --           373         $ 7,945        0.99%          --
2017  Lowest contract charge 1.30% Class B        $26.68            --              --          --        16.20%
      Highest contract charge 1.70% Class B       $27.15            --              --          --        15.73%
      All contract charges                            --           378         $ 9,976        0.87%          --
2016  Lowest contract charge 1.30% Class B        $22.96            --              --          --        19.96%
      Highest contract charge 1.70% Class B       $23.46            --              --          --        19.45%
      All contract charges                            --           327         $ 7,422        1.14%          --
2015  Lowest contract charge 1.30% Class B        $19.14            --              --          --        (3.58)%
      Highest contract charge 1.70% Class B       $19.64            --              --          --        (3.91)%
      All contract charges                            --           248         $ 4,682        0.74%          --

                                    FSA-239

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
EQ/JPMORGAN VALUE OPPORTUNITIES (CONTINUED)
2014  Lowest contract charge 1.30% Class B       $19.85            --              --          --        12.91%
      Highest contract charge 1.70% Class B      $20.44            --              --          --        12.43%
      All contract charges                           --           156         $ 3,131        1.09%          --
EQ/LARGE CAP GROWTH INDEX
2018  Lowest contract charge 0.65% Class A       $24.13            --              --          --        (2.90)%
      Highest contract charge 1.70% Class A      $25.51            --              --          --        (3.92)%
      All contract charges                           --         1,822         $47,830        0.66%          --
2017  Lowest contract charge 0.65% Class A       $24.85            --              --          --        28.42%
      Highest contract charge 1.70% Class A      $26.55            --              --          --        27.03%
      All contract charges                           --         1,806         $49,189        0.81%          --
2016  Lowest contract charge 1.30% Class A       $21.51            --              --          --         4.93%
      Highest contract charge 1.70% Class A      $20.90            --              --          --         4.55%
      All contract charges                           --         1,533         $32,753        1.12%          --
2015  Lowest contract charge 1.30% Class A       $20.50            --              --          --         3.54%
      Highest contract charge 1.70% Class A      $19.99            --              --          --         3.09%
      All contract charges                           --         1,290         $26,251        0.97%          --
2014  Lowest contract charge 1.30% Class A       $19.80            --              --          --        10.74%
      Highest contract charge 1.70% Class A      $19.39            --              --          --        10.30%
      All contract charges                           --           993         $19,557        1.17%          --
EQ/LARGE CAP GROWTH INDEX
2018  Lowest contract charge 1.10% Class B       $12.84            --              --          --        (3.31)%
      Highest contract charge 1.25% Class B      $15.53            --              --          --        (3.48)%
      All contract charges                           --         1,569         $21,979        0.66%          --
2017  Lowest contract charge 1.10% Class B       $13.28            --              --          --        27.82%
      Highest contract charge 1.25% Class B      $16.09            --              --          --        27.60%
      All contract charges                           --         1,263         $18,737        0.81%          --
2016  Lowest contract charge 1.10% Class B       $10.39            --              --          --         5.16%
      Highest contract charge 1.25% Class B      $12.61            --              --          --         5.08%
      All contract charges                           --           859         $10,320        1.12%          --
2015  Lowest contract charge 1.10% Class B(e)    $ 9.88            --              --          --        (1.20)%
      Highest contract charge 1.25% Class B      $12.00            --              --          --         3.54%
      All contract charges                           --           473         $ 5,594        0.97%          --
2014  Lowest contract charge 1.20% Class B       $11.60            --              --          --        10.90%
      Highest contract charge 1.25% Class B      $11.59            --              --          --        10.80%
      All contract charges                           --           278         $ 3,223        1.17%          --
EQ/LARGE CAP VALUE INDEX
2018  Lowest contract charge 1.30% Class A       $20.70            --              --          --       (10.08)%
      Highest contract charge 1.70% Class A      $19.95            --              --          --       (10.42)%
      All contract charges                           --         1,303         $26,682        2.10%          --
2017  Lowest contract charge 1.30% Class A       $23.02            --              --          --        11.53%
      Highest contract charge 1.70% Class A      $22.27            --              --          --        11.07%
      All contract charges                           --         1,325         $30,204        2.05%          --
2016  Lowest contract charge 1.30% Class A       $20.64            --              --          --        14.99%
      Highest contract charge 1.70% Class A      $20.05            --              --          --        14.51%
      All contract charges                           --         1,107         $22,642        2.25%          --
2015  Lowest contract charge 1.30% Class A       $17.95            --              --          --        (5.68)%
      Highest contract charge 1.70% Class A      $17.51            --              --          --        (6.06)%
      All contract charges                           --         1,441         $25,524        2.87%          --
2014  Lowest contract charge 1.30% Class A       $19.03            --              --          --        11.16%
      Highest contract charge 1.70% Class A      $18.64            --              --          --        10.69%
      All contract charges                           --           910         $17,135        2.02%          --
EQ/LARGE CAP VALUE INDEX
2018  Lowest contract charge 1.10% Class B       $10.91            --              --          --        (9.91)%
      Highest contract charge 1.25% Class B      $12.61            --              --          --       (10.06)%
      All contract charges                           --         1,099         $13,112        2.10%          --

                                    FSA-240

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
EQ/LARGE CAP VALUE INDEX (CONTINUED)
2017  Lowest contract charge 1.10% Class B        $12.11            --               --         --        11.72%
      Highest contract charge 1.25% Class B       $14.02            --               --         --        11.54%
      All contract charges                            --           811         $ 10,859       2.05%          --
2016  Lowest contract charge 1.10% Class B        $10.84            --               --         --        15.20%
      Highest contract charge 1.25% Class B       $12.57            --               --         --        15.11%
      All contract charges                            --           539         $  6,576       2.25%          --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.41            --               --         --        (5.81)%
      Highest contract charge 1.25% Class B       $10.92            --               --         --        (5.70)%
      All contract charges                            --           324         $  3,514       2.87%          --
2014  Lowest contract charge 1.20% Class B        $11.58            --               --         --        11.24%
      Highest contract charge 1.25% Class B       $11.58            --               --         --        11.24%
      All contract charges                            --           151         $  1,749       2.02%          --
EQ/LAZARD EMERGING MARKETS EQUITY(AC)
2018  Lowest contract charge 0.30% Class B(r)     $ 9.08            --               --         --        (1.41)%
      Highest contract charge 1.70% Class B(r)    $10.19            --               --         --        (1.74)%
      All contract charges                            --         7,831         $ 79,666       0.17%          --
EQ/MFS INTERNATIONAL GROWTH
2018  Lowest contract charge 1.30% Class A        $14.75            --               --         --       (10.61)%
      Highest contract charge 1.70% Class A       $14.22            --               --         --       (10.90)%
      All contract charges                            --         2,192         $ 32,070       0.95%          --
2017  Lowest contract charge 1.30% Class A        $16.50            --               --         --        30.43%
      Highest contract charge 1.70% Class A       $15.96            --               --         --        29.86%
      All contract charges                            --         1,833         $ 29,949       0.86%          --
2016  Lowest contract charge 1.30% Class A        $12.65            --               --         --         0.64%
      Highest contract charge 1.70% Class A       $12.29            --               --         --         0.24%
      All contract charges                            --         1,611         $ 20,205       1.02%          --
2015  Lowest contract charge 1.30% Class A        $12.57            --               --         --        (1.10)%
      Highest contract charge 1.70% Class A       $12.26            --               --         --        (1.53)%
      All contract charges                            --         1,570         $ 19,572       0.62%          --
2014  Lowest contract charge 1.30% Class A        $12.71            --               --         --        (6.27)%
      Highest contract charge 1.70% Class A       $12.45            --               --         --        (6.60)%
      All contract charges                            --         1,355         $ 17,105       1.04%          --
EQ/MFS INTERNATIONAL GROWTH
2018  Lowest contract charge 0.30% Class B        $11.48            --               --         --        (9.61)%
      Highest contract charge 1.70% Class B       $17.81            --               --         --       (10.95)%
      All contract charges                            --         1,679         $ 18,486       0.95%          --
2017  Lowest contract charge 0.30% Class B        $12.70            --               --         --        31.61%
      Highest contract charge 1.70% Class B       $20.00            --               --         --        29.87%
      All contract charges                            --         1,359         $ 17,271       0.86%          --
2016  Lowest contract charge 1.10% Class B        $ 9.21            --               --         --         0.88%
      Highest contract charge 1.70% Class B       $15.40            --               --         --         0.20%
      All contract charges                            --         1,176         $ 11,810       1.02%          --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.13            --               --         --        (8.52)%
      Highest contract charge 1.70% Class B       $15.37            --               --         --        (1.47)%
      All contract charges                            --           973         $ 10,104       0.62%          --
2014  Lowest contract charge 1.20% Class B        $ 9.40            --               --         --        (6.19)%
      Highest contract charge 1.70% Class B       $15.60            --               --         --        (6.64)%
      All contract charges                            --           809         $  8,848       1.04%          --
EQ/MFS INTERNATIONAL VALUE(AD)
2018  Lowest contract charge 0.30% Class B(r)     $12.83            --               --         --        (4.40)%
      Highest contract charge 1.70% Class B(r)    $17.45            --               --         --        (4.70)%
      All contract charges                            --        13,493         $211,736       0.00%          --
EQ/MFS TECHNOLOGY(AE)
2018  Lowest contract charge 1.10% Class B(r)     $ 8.88            --               --         --       (11.11)%
      Highest contract charge 1.70% Class B(r)    $30.64            --               --         --       (11.27)%
      All contract charges                            --         1,068         $ 33,121       0.00%          --

                                    FSA-241

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
EQ/MFS UTILITIES SERIES(AF)
2018  Lowest contract charge 0.30% Class B(r)     $12.05            --              --          --        (2.74)%
      Highest contract charge 1.70% Class B(r)    $18.26            --              --          --        (2.98)%
      All contract charges                            --         3,048         $50,223        0.50%          --
EQ/MID CAP INDEX
2018  Lowest contract charge 1.30% Class A        $23.15            --              --          --       (12.84)%
      Highest contract charge 1.70% Class A       $22.31            --              --          --       (13.19)%
      All contract charges                            --         2,513         $57,522        1.07%          --
2017  Lowest contract charge 1.30% Class A        $26.56            --              --          --        13.94%
      Highest contract charge 1.70% Class A       $25.70            --              --          --        13.52%
      All contract charges                            --         2,519         $66,190        0.94%          --
2016  Lowest contract charge 1.30% Class A        $23.31            --              --          --        18.38%
      Highest contract charge 1.70% Class A       $22.64            --              --          --        17.86%
      All contract charges                            --         2,625         $60,435        1.28%          --
2015  Lowest contract charge 1.30% Class A        $19.69            --              --          --        (4.14)%
      Highest contract charge 1.70% Class A       $19.21            --              --          --        (4.48)%
      All contract charges                            --         1,883         $36,792        0.90%          --
2014  Lowest contract charge 1.30% Class A        $20.54            --              --          --         7.60%
      Highest contract charge 1.70% Class A       $20.11            --              --          --         7.14%
      All contract charges                            --         1,672         $34,038        1.03%          --
EQ/MID CAP INDEX
2018  Lowest contract charge 0.30% Class B        $13.19            --              --          --       (11.95)%
      Highest contract charge 1.25% Class B       $12.55            --              --          --       (12.85)%
      All contract charges                            --         2,116         $24,839        1.07%          --
2017  Lowest contract charge 0.30% Class B        $14.98            --              --          --        15.14%
      Highest contract charge 1.25% Class B       $14.40            --              --          --        14.10%
      All contract charges                            --         1,603         $21,792        0.94%          --
2016  Lowest contract charge 0.30% Class B        $13.01            --              --          --        19.58%
      Highest contract charge 1.25% Class B       $12.62            --              --          --        18.39%
      All contract charges                            --         1,206         $14,632        1.28%          --
2015  Lowest contract charge 0.30% Class B        $10.88            --              --          --        (3.20)%
      Highest contract charge 1.25% Class B       $10.66            --              --          --        (4.05)%
      All contract charges                            --           958         $10,059        0.90%          --
2014  Lowest contract charge 1.20% Class B        $11.12            --              --          --         7.65%
      Highest contract charge 1.25% Class B       $11.11            --              --          --         7.66%
      All contract charges                            --           559         $ 6,207        1.03%          --
EQ/MONEY MARKET
2018  Lowest contract charge 0.65% Class A        $ 9.64            --              --          --         0.63%
      Highest contract charge 1.70% Class A       $ 8.71            --              --          --        (0.34)%
      All contract charges                            --         6,784         $60,906        1.26%          --
2017  Lowest contract charge 0.65% Class A        $ 9.58            --              --          --        (0.31)%
      Highest contract charge 1.70% Class A       $ 8.74            --              --          --        (1.35)%
      All contract charges                            --         6,813         $61,312        0.38%          --
2016  Lowest contract charge 0.65% Class A        $ 9.61            --              --          --        (0.62)%
      Highest contract charge 1.70% Class A       $ 8.86            --              --          --        (1.66)%
      All contract charges                            --         9,468         $86,860        0.00%          --
2015  Lowest contract charge 0.65% Class A        $ 9.67            --              --          --        (0.62)%
      Highest contract charge 1.70% Class A       $ 9.01            --              --          --        (1.74)%
      All contract charges                            --         8,253         $77,117        0.00%          --
2014  Lowest contract charge 0.65% Class A        $ 9.73            --              --          --        (0.71)%
      Highest contract charge 1.70% Class A       $ 9.17            --              --          --        (1.71)%
      All contract charges                            --         5,837         $54,908        0.00%          --
EQ/MONEY MARKET
2018  Lowest contract charge 0.30% Class B        $10.01            --              --          --         0.91%
      Highest contract charge 1.70% Class B       $23.77            --              --          --        (0.46)%
      All contract charges                            --         6,167         $60,610        1.26%          --

                                    FSA-242

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                                            ACCUMULATION
                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                               ---------- ----------------- ------------ ------------- --------
EQ/MONEY MARKET (CONTINUED)
2017  Lowest contract charge 1.10% Class B       $ 9.75            --              --          --        (0.71)%
      Highest contract charge 1.70% Class B      $23.88            --              --          --        (1.32)%
      All contract charges                           --         6,338         $62,447        0.38%          --
2016  Lowest contract charge 1.10% Class B(e)    $ 9.82            --              --          --        (1.11)%
      Highest contract charge 1.70% Class B      $24.20            --              --          --        (1.67)%
      All contract charges                           --         6,688         $66,890        0.00%          --
2015  Lowest contract charge 0.30% Class B       $ 9.93            --              --          --        (0.30)%
      Highest contract charge 1.70% Class B      $24.61            --              --          --        (1.72)%
      All contract charges                           --         5,965         $60,652        0.00%          --
2014  Lowest contract charge 0.30% Class B       $ 9.96            --              --          --        (0.30)%
      Highest contract charge 1.70% Class B      $25.04            --              --          --        (1.69)%
      All contract charges                           --         5,879         $60,569        0.00%          --
EQ/OPPENHEIMER GLOBAL
2018  Lowest contract charge 1.30% Class A       $17.96            --              --          --       (14.60)%
      Highest contract charge 1.70% Class A      $17.31            --              --          --       (14.94)%
      All contract charges                           --         2,807         $49,903        0.35%          --
2017  Lowest contract charge 1.30% Class A       $21.03            --              --          --        33.86%
      Highest contract charge 1.70% Class A      $20.35            --              --          --        33.36%
      All contract charges                           --         3,093         $64,193        0.60%          --
2016  Lowest contract charge 1.30% Class A       $15.71            --              --          --        (1.26)%
      Highest contract charge 1.70% Class A      $15.26            --              --          --        (1.68)%
      All contract charges                           --         2,463         $38,345        0.82%          --
2015  Lowest contract charge 1.30% Class A       $15.91            --              --          --         1.86%
      Highest contract charge 1.70% Class A      $15.52            --              --          --         1.44%
      All contract charges                           --         2,630         $41,513        0.28%          --
2014  Lowest contract charge 1.30% Class A       $15.62            --              --          --         0.45%
      Highest contract charge 1.70% Class A      $15.30            --              --          --         0.07%
      All contract charges                           --         2,055         $31,876        0.58%          --
EQ/OPPENHEIMER GLOBAL
2018  Lowest contract charge 0.30% Class B       $12.57            --              --          --       (13.73)%
      Highest contract charge 1.70% Class B      $15.46            --              --          --       (14.91)%
      All contract charges                           --         1,748         $22,406        0.35%          --
2017  Lowest contract charge 0.30% Class B       $14.57            --              --          --        35.16%
      Highest contract charge 1.70% Class B      $18.17            --              --          --        33.31%
      All contract charges                           --         1,311         $20,934        0.60%          --
2016  Lowest contract charge 0.30% Class B       $10.78            --              --          --        (0.19)%
      Highest contract charge 1.70% Class B      $13.63            --              --          --        (1.66)%
      All contract charges                           --         1,253         $15,560        0.82%          --
2015  Lowest contract charge 0.30% Class B       $10.80            --              --          --         2.86%
      Highest contract charge 1.70% Class B      $13.86            --              --          --         1.39%
      All contract charges                           --         1,058         $13,387        0.28%          --
2014  Lowest contract charge 0.30% Class B       $10.50            --              --          --         1.45%
      Highest contract charge 1.70% Class B      $13.67            --              --          --         0.07%
      All contract charges                           --           633         $ 8,270        0.58%          --
EQ/PIMCO GLOBAL REAL RETURN(P)
2018  Lowest contract charge 1.10% Class B       $10.32            --              --          --        (2.46)%
      Highest contract charge 1.70% Class B      $10.08            --              --          --        (3.08)%
      All contract charges                           --         2,403         $24,896        2.65%          --
2017  Lowest contract charge 1.10% Class B       $10.58            --              --          --         1.83%
      Highest contract charge 1.70% Class B      $10.40            --              --          --         1.17%
      All contract charges                           --         1,985         $21,118        1.41%          --
2016  Lowest contract charge 1.10% Class B       $10.39            --              --          --         9.02%
      Highest contract charge 1.70% Class B      $10.28            --              --          --         8.44%
      All contract charges                           --         1,311         $13,760        6.00%          --

                                    FSA-243

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
EQ/PIMCO GLOBAL REAL RETURN(P) (CONTINUED)
2015  Lowest contract charge 1.10% Class B(e)     $ 9.53            --               --         --       (3.54)%
      Highest contract charge 1.70% Class B       $ 9.48            --               --         --       (4.05)%
      All contract charges                            --           856         $  8,251       1.54%         --
2014  Lowest contract charge 1.20% Class B        $10.31            --               --         --        6.51%
      Highest contract charge 1.70% Class B       $ 9.88            --               --         --        6.01%
      All contract charges                            --           455         $  4,558       7.08%         --
EQ/PIMCO REAL RETURN(AG)
2018  Lowest contract charge 1.30% Class B(r)     $11.23            --               --         --        0.18%
      Highest contract charge 1.70% Class B(r)    $10.82            --               --         --        0.09%
      All contract charges                            --         4,365         $ 48,416       0.46%         --
EQ/PIMCO TOTAL RETURN(AH)
2018  Lowest contract charge 0.30% Class B(r)     $10.91            --               --         --        1.77%
      Highest contract charge 1.70% Class B(r)    $11.47            --               --         --        1.41%
      All contract charges                            --        14,521         $165,330       0.69%         --
EQ/PIMCO ULTRA SHORT BOND
2018  Lowest contract charge 1.30% Class A        $ 9.53            --               --         --       (0.31)%
      Highest contract charge 1.70% Class A       $ 9.18            --               --         --       (0.76)%
      All contract charges                            --         2,790         $ 26,335       2.40%         --
2017  Lowest contract charge 1.30% Class A        $ 9.56            --               --         --        0.53%
      Highest contract charge 1.70% Class A       $ 9.25            --               --         --        0.11%
      All contract charges                            --         2,497         $ 23,664       1.27%         --
2016  Lowest contract charge 1.30% Class A        $ 9.51            --               --         --        0.63%
      Highest contract charge 1.70% Class A       $ 9.24            --               --         --        0.33%
      All contract charges                            --         2,698         $ 25,429       1.05%         --
2015  Lowest contract charge 1.30% Class A        $ 9.45            --               --         --       (1.56)%
      Highest contract charge 1.70% Class A       $ 9.21            --               --         --       (2.02)%
      All contract charges                            --         2,491         $ 23,337       0.51%         --
2014  Lowest contract charge 1.30% Class A        $ 9.60            --               --         --       (1.34)%
      Highest contract charge 1.70% Class A       $ 9.40            --               --         --       (1.78)%
      All contract charges                            --         2,340         $ 22,300       0.40%         --
EQ/PIMCO ULTRA SHORT BOND
2018  Lowest contract charge 1.10% Class B        $10.04            --               --         --       (0.20)%
      Highest contract charge 1.70% Class B       $ 9.83            --               --         --       (0.81)%
      All contract charges                            --         1,866         $ 18,389       2.40%         --
2017  Lowest contract charge 1.10% Class B        $10.06            --               --         --        0.80%
      Highest contract charge 1.70% Class B       $ 9.91            --               --         --        0.20%
      All contract charges                            --           950         $  9,340       1.27%         --
2016  Lowest contract charge 1.10% Class B        $ 9.98            --               --         --        0.91%
      Highest contract charge 1.70% Class B       $ 9.89            --               --         --        0.30%
      All contract charges                            --           755         $  7,364       1.05%         --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.89            --               --         --       (1.10)%
      Highest contract charge 1.70% Class B       $ 9.86            --               --         --       (1.99)%
      All contract charges                            --           597         $  5,742       0.51%         --
2014  Lowest contract charge 1.20% Class B        $ 9.84            --               --         --       (1.30)%
      Highest contract charge 1.70% Class B       $10.06            --               --         --       (1.85)%
      All contract charges                            --           389         $  3,788       0.40%         --
EQ/QUALITY BOND PLUS
2018  Lowest contract charge 1.30% Class B        $10.85            --               --         --       (1.27)%
      Highest contract charge 1.70% Class B       $15.06            --               --         --       (1.63)%
      All contract charges                            --         2,247         $ 26,332       1.59%         --
2017  Lowest contract charge 1.30% Class B        $10.99            --               --         --        0.09%
      Highest contract charge 1.70% Class B       $15.31            --               --         --       (0.33)%
      All contract charges                            --         2,455         $ 28,720       1.23%         --
2016  Lowest contract charge 1.30% Class B        $10.98            --               --         --       (0.09)%
      Highest contract charge 1.70% Class B       $15.36            --               --         --       (0.52)%
      All contract charges                            --         2,276         $ 26,773       1.19%         --

                                    FSA-244

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                 YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                                                          ACCUMULATION
                                                        UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                             ---------- ----------------- ------------ ------------- --------
EQ/QUALITY BOND PLUS (CONTINUED)
2015  Lowest contract charge 1.30% Class B     $10.99            --               --         --        (1.08)%
      Highest contract charge 1.70% Class B    $15.44            --               --         --        (1.47)%
      All contract charges                         --         2,274         $ 26,943       1.10%          --
2014  Lowest contract charge 1.30% Class B     $11.11            --               --         --         1.55%
      Highest contract charge 1.70% Class B    $15.67            --               --         --         1.16%
      All contract charges                         --         2,077         $ 25,065       1.06%          --
EQ/SMALL COMPANY INDEX
2018  Lowest contract charge 1.30% Class A     $22.49            --               --         --       (12.49)%
      Highest contract charge 1.70% Class A    $21.67            --               --         --       (12.83)%
      All contract charges                         --         2,007         $ 44,509       1.04%          --
2017  Lowest contract charge 1.30% Class A     $25.70            --               --         --        12.52%
      Highest contract charge 1.70% Class A    $24.86            --               --         --        12.08%
      All contract charges                         --         1,766         $ 44,885       1.07%          --
2016  Lowest contract charge 1.30% Class A     $22.84            --               --         --        18.96%
      Highest contract charge 1.70% Class A    $22.18            --               --         --        18.48%
      All contract charges                         --         1,959         $ 44,158       1.42%          --
2015  Lowest contract charge 1.30% Class A     $19.20            --               --         --        (5.79)%
      Highest contract charge 1.70% Class A    $18.72            --               --         --        (6.21)%
      All contract charges                         --         1,291         $ 24,592       0.89%          --
2014  Lowest contract charge 1.30% Class A     $20.38            --               --         --         3.50%
      Highest contract charge 1.70% Class A    $19.96            --               --         --         3.10%
      All contract charges                         --         1,162         $ 23,463       0.93%          --
EQ/SMALL COMPANY INDEX
2018  Lowest contract charge 0.30% Class B     $12.47            --               --         --       (11.56)%
      Highest contract charge 1.25% Class B    $11.87            --               --         --       (12.40)%
      All contract charges                         --         1,325         $ 14,966       1.04%          --
2017  Lowest contract charge 0.30% Class B     $14.10            --               --         --        13.62%
      Highest contract charge 1.25% Class B    $13.55            --               --         --        12.54%
      All contract charges                         --         1,204         $ 15,721       1.07%          --
2016  Lowest contract charge 0.30% Class B     $12.41            --               --         --        20.25%
      Highest contract charge 1.25% Class B    $12.04            --               --         --        19.09%
      All contract charges                         --           927         $ 10,907       1.42%          --
2015  Lowest contract charge 0.30% Class B     $10.32            --               --         --        (4.88)%
      Highest contract charge 1.25% Class B    $10.11            --               --         --        (5.78)%
      All contract charges                         --           501         $  5,003       0.89%          --
2014  Lowest contract charge 1.20% Class B     $10.74            --               --         --         3.67%
      Highest contract charge 1.25% Class B    $10.73            --               --         --         3.57%
      All contract charges                         --           249         $  2,679       0.93%          --
EQ/T. ROWE PRICE GROWTH STOCK
2018  Lowest contract charge 1.30% Class A     $27.56            --               --         --        (2.92)%
      Highest contract charge 1.70% Class A    $26.56            --               --         --        (3.31)%
      All contract charges                         --         5,477         $149,506       0.00%          --
2017  Lowest contract charge 1.30% Class A     $28.39            --               --         --        31.68%
      Highest contract charge 1.70% Class A    $27.47            --               --         --        31.12%
      All contract charges                         --         5,607         $157,447       0.00%          --
2016  Lowest contract charge 0.65% Class A     $19.20            --               --         --         0.68%
      Highest contract charge 1.70% Class A    $20.95            --               --         --        (0.38)%
      All contract charges                         --         4,834         $103,341       0.00%          --
2015  Lowest contract charge 0.65% Class A     $19.07            --               --         --         9.53%
      Highest contract charge 1.70% Class A    $21.03            --               --         --         8.35%
      All contract charges                         --         4,505         $ 96,324       0.00%          --
2014  Lowest contract charge 0.65% Class A     $17.41            --               --         --         7.94%
      Highest contract charge 1.70% Class A    $19.41            --               --         --         6.82%
      All contract charges                         --         3,388         $ 66,665       0.00%          --

                                    FSA-245

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
                                                                                ACCUMULATION
                                                              UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                   ---------- ----------------- ------------ ------------- --------
EQ/T. ROWE PRICE GROWTH STOCK
2018  Lowest contract charge 0.30% Class B           $16.44            --               --         --        (1.91)%
      Highest contract charge 1.70% Class B          $33.17            --               --         --        (3.29)%
      All contract charges                               --         4,149         $ 63,551       0.00%          --
2017  Lowest contract charge 0.30% Class B           $16.76            --               --         --        32.91%
      Highest contract charge 1.70% Class B          $34.30            --               --         --        31.12%
      All contract charges                               --         3,322         $ 55,656       0.00%          --
2016  Lowest contract charge 1.10% Class B           $10.18            --               --         --         0.20%
      Highest contract charge 1.70% Class B          $26.16            --               --         --        (0.38)%
      All contract charges                               --         2,738         $ 37,437       0.00%          --
2015  Lowest contract charge 1.10% Class B(e)        $10.16            --               --         --         1.50%
      Highest contract charge 1.70% Class B          $26.26            --               --         --         8.38%
      All contract charges                               --         2,064         $ 29,276       0.00%          --
2014  Lowest contract charge 1.20% Class B           $11.23            --               --         --         7.26%
      Highest contract charge 1.70% Class B          $24.23            --               --         --         6.79%
      All contract charges                               --         1,415         $ 19,973       0.00%          --
EQ/T. ROWE PRICE HEALTH SCIENCES(AI)
2018  Lowest contract charge 0.30% Class B(r)        $17.51            --               --         --        (9.51)%
      Highest contract charge 1.70% Class B(r)       $38.22            --               --         --        (9.75)%
      All contract charges                               --         5,303         $145,114       0.00%          --
EQ/UBS GROWTH & INCOME
2018  Lowest contract charge 1.30% Class B           $ 3.71            --               --         --       (14.71)%
      Highest contract charge 1.70% Class B          $ 8.71            --               --         --       (14.94)%
      All contract charges                               --         1,007         $  5,776       0.33%          --
2017  Lowest contract charge 1.30% Class B           $ 4.35            --               --         --        19.83%
      Highest contract charge 1.70% Class B          $10.24            --               --         --        19.21%
      All contract charges                               --         1,146         $  7,925       0.27%          --
2016  Lowest contract charge 1.30% Class B           $ 3.63            --               --         --         8.68%
      Highest contract charge 1.70% Class B          $ 8.59            --               --         --         8.32%
      All contract charges                               --         1,209         $  7,215       0.86%          --
2015  Lowest contract charge 1.30% Class B           $ 3.34            --               --         --        (2.62)%
      Highest contract charge 1.70% Class B          $ 7.93            --               --         --        (3.06)%
      All contract charges                               --         1,120         $  6,412       0.63%          --
2014  Lowest contract charge 1.30% Class B           $ 3.43            --               --         --        12.83%
      Highest contract charge 1.70% Class B          $ 8.18            --               --         --        12.52%
      All contract charges                               --           960         $  5,733       0.64%          --
FEDERATED HIGH INCOME BOND FUND II
2018  Lowest contract charge 0.30% Service Class     $11.66            --               --         --        (3.72)%
      Highest contract charge 1.25% Service Class    $11.10            --               --         --        (4.64)%
      All contract charges                               --         1,856         $ 20,290       7.29%          --
2017  Lowest contract charge 0.30% Service Class     $12.11            --               --         --         6.23%
      Highest contract charge 1.25% Service Class    $11.64            --               --         --         5.24%
      All contract charges                               --         1,670         $ 19,170       5.96%          --
2016  Lowest contract charge 0.30% Service Class     $11.40            --               --         --        14.23%
      Highest contract charge 1.25% Service Class    $11.06            --               --         --        13.09%
      All contract charges                               --         1,353         $ 14,777       5.05%          --
2015  Lowest contract charge 0.30% Service Class     $ 9.98            --               --         --        (3.01)%
      Highest contract charge 1.25% Service Class    $ 9.78            --               --         --        (3.93)%
      All contract charges                               --           950         $  9,245       4.48%          --
2014  Lowest contract charge 0.30% Service Class     $10.29            --               --         --         2.08%
      Highest contract charge 1.25% Service Class    $10.18            --               --         --         1.19%
      All contract charges                               --           523         $  5,327       2.87%          --
FEDERATED KAUFMANN FUND II
2018  Lowest contract charge 0.30% Service Class     $16.60            --               --         --         3.30%
      Highest contract charge 1.25% Service Class    $15.80            --               --         --         2.33%
      All contract charges                               --           877         $ 12,343       0.00%          --

                                    FSA-246

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
                                                                                  ACCUMULATION
                                                                UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                     ---------- ----------------- ------------ ------------- --------
FEDERATED KAUFMANN FUND II (CONTINUED)
2017  Lowest contract charge 0.30% Service Class       $16.07           --               --          --       27.54%
      Highest contract charge 1.25% Service Class      $15.44           --               --          --       26.35%
      All contract charges                                 --          517           $7,249          --          --
2016  Lowest contract charge 0.30% Service Class       $12.60           --               --          --        3.11%
      Highest contract charge 1.25% Service Class      $12.22           --               --          --        2.09%
      All contract charges                                 --          369           $4,196        0.00%         --
2015  Lowest contract charge 0.30% Service Class       $12.22           --               --          --        5.89%
      Highest contract charge 1.25% Service Class      $11.97           --               --          --        4.82%
      All contract charges                                 --          309           $3,575        0.00%         --
2014  Lowest contract charge 1.20% Service Class       $11.42           --               --          --        8.14%
      Highest contract charge 1.25% Service Class      $11.42           --               --          --        8.14%
      All contract charges                                 --           66           $  761        0.00%         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
2018  Lowest contract charge 1.30% Service Class 2     $16.35           --               --          --       (9.07)%
      Highest contract charge 1.70% Service Class 2    $15.76           --               --          --       (9.43)%
      All contract charges                                 --           36           $  596        1.05%         --
2017  Lowest contract charge 1.30% Service Class 2     $17.98           --               --          --       16.91%
      Highest contract charge 1.70% Service Class 2    $17.40           --               --          --       16.47%
      All contract charges                                 --           51           $  908        1.12%         --
2016  Lowest contract charge 1.30% Service Class 2     $15.38           --               --          --        0.85%
      Highest contract charge 1.70% Service Class 2    $14.94           --               --          --        0.47%
      All contract charges                                 --           49           $  742        1.07%         --
2015  Lowest contract charge 1.30% Service Class 2     $15.25           --               --          --       (1.49)%
      Highest contract charge 1.70% Service Class 2    $14.87           --               --          --       (1.91)%
      All contract charges                                 --           59           $  894        0.95%         --
2014  Lowest contract charge 1.30% Service Class 2     $15.48           --               --          --        4.17%
      Highest contract charge 1.70% Service Class 2    $15.16           --               --          --        3.76%
      All contract charges                                 --           59           $  926        0.63%         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
2018  Lowest contract charge 1.30% Service Class 2     $13.37           --               --          --       (6.50)%
      Highest contract charge 1.70% Service Class 2    $12.95           --               --          --       (6.90)%
      All contract charges                                 --           33           $  434        1.21%         --
2017  Lowest contract charge 1.30% Service Class 2     $14.30           --               --          --       13.31%
      Highest contract charge 1.70% Service Class 2    $13.91           --               --          --       12.91%
      All contract charges                                 --           69           $  975        1.35%         --
2016  Lowest contract charge 1.30% Service Class 2     $12.62           --               --          --        4.21%
      Highest contract charge 1.70% Service Class 2    $12.32           --               --          --        3.79%
      All contract charges                                 --           47           $  598        1.09%         --
2015  Lowest contract charge 1.30% Service Class 2     $12.11           --               --          --       (1.78)%
      Highest contract charge 1.70% Service Class 2    $11.87           --               --          --       (2.22)%
      All contract charges                                 --           60           $  717        1.52%         --
2014  Lowest contract charge 1.30% Service Class 2     $12.33           --               --          --        3.09%
      Highest contract charge 1.70% Service Class 2    $12.14           --               --          --        2.71%
      All contract charges                                 --           67           $  825        1.29%         --
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
2018  Lowest contract charge 1.30% Service Class 2     $13.63           --               --          --       (7.34)%
      Highest contract charge 1.70% Service Class 2    $13.20           --               --          --       (7.69)%
      All contract charges                                 --          100           $1,355        1.35%         --
2017  Lowest contract charge 1.30% Service Class 2     $14.71           --               --          --       14.74%
      Highest contract charge 1.70% Service Class 2    $14.30           --               --          --       14.31%
      All contract charges                                 --           84           $1,227        1.36%         --
2016  Lowest contract charge 1.30% Service Class 2     $12.82           --               --          --        4.48%
      Highest contract charge 1.70% Service Class 2    $12.51           --               --          --        3.99%
      All contract charges                                 --           82           $1,045        1.14%         --

                                    FSA-247

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                                                  ACCUMULATION
                                                                UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                     ---------- ----------------- ------------ ------------- --------
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO (CONTINUED)
2015  Lowest contract charge 1.30% Service Class 2     $12.27            --              --          --        (1.76)%
      Highest contract charge 1.70% Service Class 2    $12.03            --              --          --        (2.20)%
      All contract charges                                 --            95         $ 1,162        2.06%          --
2014  Lowest contract charge 1.30% Service Class 2     $12.49            --              --          --         3.22%
      Highest contract charge 1.65% Service Class 2    $12.32            --              --          --         2.84%
      All contract charges                                 --            56         $   702        1.34%          --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
2018  Lowest contract charge 1.30% Service Class 2     $14.21            --              --          --        (7.97)%
      Highest contract charge 1.65% Service Class 2    $13.81            --              --          --        (8.36)%
      All contract charges                                 --           105         $ 1,487        1.34%          --
2017  Lowest contract charge 1.30% Service Class 2     $15.44            --              --          --        16.00%
      Highest contract charge 1.65% Service Class 2    $15.07            --              --          --        15.66%
      All contract charges                                 --            89         $ 1,367        1.26%          --
2016  Lowest contract charge 1.30% Service Class 2     $13.31            --              --          --         4.64%
      Highest contract charge 1.65% Service Class 2    $13.03            --              --          --         4.24%
      All contract charges                                 --            92         $ 1,210        1.40%          --
2015  Lowest contract charge 1.30% Service Class 2     $12.72            --              --          --        (1.78)%
      Highest contract charge 1.65% Service Class 2    $12.50            --              --          --        (2.11)%
      All contract charges                                 --            78         $   981        1.61%          --
2014  Lowest contract charge 1.30% Service Class 2     $12.95            --              --          --         3.43%
      Highest contract charge 1.65% Service Class 2    $12.77            --              --          --         3.07%
      All contract charges                                 --            70         $   916        0.01           --
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
2018  Lowest contract charge 1.30% Service Class 2     $14.56            --              --          --        (9.23)%
      Highest contract charge 1.70% Service Class 2    $14.10            --              --          --        (9.62)%
      All contract charges                                 --            56         $   808        1.14%          --
2017  Lowest contract charge 1.30% Service Class 2     $16.04            --              --          --        19.08%
      Highest contract charge 1.70% Service Class 2    $15.60            --              --          --        18.63%
      All contract charges                                 --            62         $ 1,002        1.13%          --
2016  Lowest contract charge 1.30% Service Class 2     $13.47            --              --          --         4.99%
      Highest contract charge 1.70% Service Class 2    $13.15            --              --          --         4.61%
      All contract charges                                 --            66         $   895        1.26%          --
2015  Lowest contract charge 1.30% Service Class 2     $12.83            --              --          --        (1.76)%
      Highest contract charge 1.70% Service Class 2    $12.57            --              --          --        (2.26)%
      All contract charges                                 --            65         $   839        1.45%          --
2014  Lowest contract charge 1.30% Service Class 2     $13.06            --              --          --         3.32%
      Highest contract charge 1.70% Service Class 2    $12.86            --              --          --         2.96%
      All contract charges                                 --            64         $   840        1.76%          --
FIDELITY(R) VIP MID CAP PORTFOLIO
2018  Lowest contract charge 0.30% Service Class 2     $12.44            --              --          --       (15.03)%
      Highest contract charge 1.70% Service Class 2    $18.65            --              --          --       (16.22)%
      All contract charges                                 --         4,423         $73,124        0.40%          --
2017  Lowest contract charge 0.30% Service Class 2     $14.64            --              --          --        20.20%
      Highest contract charge 1.70% Service Class 2    $22.26            --              --          --        18.53%
      All contract charges                                 --         4,323         $87,138        0.50%          --
2016  Lowest contract charge 0.30% Service Class 2     $12.18            --              --          --        11.54%
      Highest contract charge 1.70% Service Class 2    $18.78            --              --          --        10.02%
      All contract charges                                 --         3,955         $68,757        0.33%          --
2015  Lowest contract charge 0.30% Service Class 2     $10.92            --              --          --        (1.89)%
      Highest contract charge 1.70% Service Class 2    $17.07            --              --          --        (3.34)%
      All contract charges                                 --         3,700         $59,517        0.28%          --
2014  Lowest contract charge 0.65% Service Class 2     $14.56            --              --          --         5.35%
      Highest contract charge 1.70% Service Class 2    $17.66            --              --          --         4.25%
      All contract charges                                 --         2,761         $47,363        0.02%          --

                                    FSA-248

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                                           ACCUMULATION
                                                                         UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                              UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                              ---------- ----------------- ------------ ------------- --------
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
2018       Lowest contract charge 0.30% Service Class 2         $11.22            --               --         --        (3.19)%
           Highest contract charge 1.70% Service Class 2        $12.47            --               --         --        (4.52)%
           All contract charges                                     --        10,478         $124,541       3.74%          --
2017       Lowest contract charge 0.30% Service Class 2         $11.59            --               --         --         7.31%
           Highest contract charge 1.70% Service Class 2        $13.06            --               --         --         5.75%
           All contract charges                                     --         9,253         $116,085       3.27%          --
2016       Lowest contract charge 0.30% Service Class 2         $10.80            --               --         --         7.68%
           Highest contract charge 1.70% Service Class 2        $12.35            --               --         --         6.19%
           All contract charges                                     --         7,661         $ 91,574       3.83%          --
2015       Lowest contract charge 0.30% Service Class 2         $10.03            --               --         --        (2.24)%
           Highest contract charge 1.70% Service Class 2        $11.63            --               --         --        (3.65)%
           All contract charges                                     --         6,084         $ 68,880       2.91%          --
2014       Lowest contract charge 0.65% Service Class 2         $11.35            --               --         --         2.71%
           Highest contract charge 1.70% Service Class 2        $12.07            --               --         --         1.68%
           All contract charges                                     --         4,647         $ 54,833       3.55%          --
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
2018       Lowest contract charge 1.10% Class I                 $10.09            --               --         --        (5.44)%
           Highest contract charge 1.70% Class I                $10.14            --               --         --        (6.11)%
           All contract charges                                     --           396         $  4,068       2.30%          --
2017       Lowest contract charge 1.10% Class I                 $10.67            --               --         --         4.81%
           Highest contract charge 1.70% Class I                $10.80            --               --         --         4.25%
           All contract charges                                     --           368         $  4,001       2.83%          --
2016       Lowest contract charge 1.10% Class I                 $10.18            --               --         --         8.07%
           Highest contract charge 1.70% Class I                $10.36            --               --         --         7.47%
           All contract charges                                     --           274         $  2,852       2.29%          --
2015       Lowest contract charge 1.10% Class I(e)              $ 9.42            --               --         --        (5.23)%
           Highest contract charge 1.70% Class I                $ 9.64            --               --         --        (4.84)%
           All contract charges                                     --           235         $  2,284       2.74%          --
2014       Lowest contract charge 1.20% Class I(a)              $10.16            --               --         --         2.11%
           Highest contract charge 1.70% Class I(a)             $10.13            --               --         --         1.81%
           All contract charges                                     --            54         $    558       1.33%          --
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
2018       Lowest contract charge 0.30% Class I                 $13.27            --               --         --        (5.21)%
           Highest contract charge 1.70% Class I                $13.94            --               --         --        (6.51)%
           All contract charges                                     --         3,488         $ 46,896       1.54%          --
2017       Lowest contract charge 1.10% Class I                 $12.13            --               --         --        12.31%
           Highest contract charge 1.70% Class I                $14.91            --               --         --        11.52%
           All contract charges                                     --         3,503         $ 50,335       1.34%          --
2016       Lowest contract charge 1.10% Class I                 $10.80            --               --         --        10.43%
           Highest contract charge 1.70% Class I                $13.37            --               --         --         9.86%
           All contract charges                                     --         2,929         $ 38,062       1.13%          --
2015       Lowest contract charge 1.10% Class I(e)              $ 9.78            --               --         --        (1.91)%
           Highest contract charge 1.70% Class I                $12.17            --               --         --        (1.62)%
           All contract charges                                     --         1,665         $ 19,927       2.64%          --
2014       Lowest contract charge 1.20% Class I                 $11.01            --               --         --         8.69%
           Highest contract charge 1.70% Class I                $12.37            --               --         --         8.13%
           All contract charges                                     --           795         $  9,688       0.96%          --
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND
2018       Lowest contract charge 1.10% Class 2                 $ 9.89            --               --         --       (10.58)%
           Highest contract charge 1.70% Class 2                $14.32            --               --         --       (11.17)%
           All contract charges                                     --         2,184         $ 29,693       3.00%          --
2017       Lowest contract charge 1.10% Class 2(e)              $11.06            --               --         --        10.71%
           Highest contract charge 1.70% Class 2                $16.12            --               --         --        10.03%
           All contract charges                                     --         1,402         $ 21,003       2.68%          --

                                    FSA-249

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                                      ACCUMULATION
                                                                    UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                         UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                         ---------- ----------------- ------------ ------------- --------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND (CONTINUED)
2016    Lowest contract charge 0.65% Class 2               $14.87            --              --          --        12.40%
        Highest contract charge 1.70% Class 2              $14.65            --              --          --        11.32%
        All contract charges                                   --         1,369         $18,653        3.98%          --
2015    Lowest contract charge 0.65% Class 2               $13.23            --              --          --        (6.83)%
        Highest contract charge 1.70% Class 2              $13.16            --              --          --        (7.84)%
        All contract charges                                   --         1,405         $17,143        2.85%          --
2014    Lowest contract charge 0.65% Class 2               $14.20            --              --          --         2.23%
        Highest contract charge 1.70% Class 2              $14.28            --              --          --         1.13%
        All contract charges                                   --         1,440         $19,384        2.72%          --
FRANKLIN INCOME VIP FUND
2018    Lowest contract charge 0.30% Class 2               $11.67            --              --          --        (4.58)%
        Highest contract charge 1.70% Class 2              $14.44            --              --          --        (5.93)%
        All contract charges                                   --         6,763         $87,447        4.78%          --
2017    Lowest contract charge 0.30% Class 2               $12.23            --              --          --         9.39%
        Highest contract charge 1.70% Class 2              $15.35            --              --          --         7.79%
        All contract charges                                   --         6,702         $92,902        4.12%          --
2016    Lowest contract charge 0.65% Class 2               $14.18            --              --          --        13.26%
        Highest contract charge 1.70% Class 2              $14.24            --              --          --        12.13%
        All contract charges                                   --         6,365         $82,729        4.86%          --
2015    Lowest contract charge 0.65% Class 2               $12.52            --              --          --        (7.60)%
        Highest contract charge 1.70% Class 2              $12.70            --              --          --        (8.63)%
        All contract charges                                   --         6,154         $72,293        4.74%          --
2014    Lowest contract charge 0.65% Class 2               $13.55            --              --          --         3.91%
        Highest contract charge 1.70% Class 2              $13.90            --              --          --         2.81%
        All contract charges                                   --         5,180         $66,764        4.72%          --
FRANKLIN MUTUAL SHARES VIP FUND
2018    Lowest contract charge 1.10% Class 2               $ 9.98            --              --          --       (10.09)%
        Highest contract charge 1.70% Class 2              $15.74            --              --          --       (10.67)%
        All contract charges                                   --           767         $11,180        2.34%          --
2017    Lowest contract charge 1.10% Class 2               $11.10            --              --          --         7.14%
        Highest contract charge 1.70% Class 2              $17.62            --              --          --         6.53%
        All contract charges                                   --           877         $14,585        2.25%          --
2016    Lowest contract charge 1.10% Class 2               $10.36            --              --          --        14.86%
        Highest contract charge 1.70% Class 2              $16.54            --              --          --        14.07%
        All contract charges                                   --           858         $13,696        2.06%          --
2015    Lowest contract charge 1.10% Class 2(e)            $ 9.02            --              --          --        (9.71)%
        Highest contract charge 1.70% Class 2              $14.50            --              --          --        (6.51)%
        All contract charges                                   --           898         $12,751        3.14%          --
2014    Lowest contract charge 1.20% Class 2               $10.92            --              --          --         5.81%
        Highest contract charge 1.70% Class 2              $15.51            --              --          --         5.30%
        All contract charges                                   --           869         $13,443        2.07%          --
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND
2018    Lowest contract charge 0.30% Common Shares         $ 9.56            --              --          --        (9.30)%
        Highest contract charge 1.70% Common Shares        $ 6.73            --              --          --       (10.51)%
        All contract charges                                   --           347         $ 2,773        0.00%          --
2017    Lowest contract charge 0.30% Common Shares         $10.54            --              --          --         8.44%
        Highest contract charge 1.70% Common Shares        $ 7.52            --              --          --         6.82%
        All contract charges                                   --           323         $ 2,866        1.44%          --
2016    Lowest contract charge 0.30% Common Shares         $ 9.72            --              --          --       (15.03)%
        Highest contract charge 1.70% Common Shares        $ 7.04            --              --          --       (16.19)%
        All contract charges                                   --           292         $ 2,432        3.96%          --
2015    Lowest contract charge 1.10% Common Shares(e)      $ 9.28            --              --          --        (5.50)%
        Highest contract charge 1.70% Common Shares        $ 8.40            --              --          --        (3.23)%
        All contract charges                                   --           206         $ 2,030        2.39%          --

                                    FSA-250

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                     YEARS ENDED DECEMBER 31,
                                                                 --------------------------------------------------------------
                                                                                              ACCUMULATION
                                                                            UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                                 UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                                 ---------- ----------------- ------------ ------------- --------
GUGGENHEIM VIF GLOBAL MANAGED FUTURES STRATEGY FUND (CONTINUED)
2014         Lowest contract charge 1.20% Common Shares            $11.53            --              --          --       10.65%
             Highest contract charge 1.70% Common Shares           $ 8.68            --              --          --       10.15%
             All contract charges                                      --           122         $ 1,204        0.00%         --
GUGGENHEIM VIF MULTI-HEDGE STRATEGIES FUND
2018         Lowest contract charge 1.30% Common Shares            $ 9.24            --              --          --       (6.29)%
             Highest contract charge 1.70% Common Shares           $ 8.95            --              --          --       (6.67)%
             All contract charges                                      --            68         $   620        0.00%         --
2017         Lowest contract charge 1.30% Common Shares            $ 9.86            --              --          --        2.39%
             Highest contract charge 1.70% Common Shares           $ 9.59            --              --          --        1.91%
             All contract charges                                      --            70         $   686        0.00%         --
2016         Lowest contract charge 1.30% Common Shares            $ 9.63            --              --          --       (1.83)%
             Highest contract charge 1.70% Common Shares           $ 9.41            --              --          --       (2.18)%
             All contract charges                                      --            92         $   882        0.10%         --
2015         Lowest contract charge 1.30% Common Shares            $ 9.81            --              --          --        0.51%
             Highest contract charge 1.70% Common Shares           $ 9.62            --              --          --        0.21%
             All contract charges                                      --            93         $   901        0.66%         --
2014         Lowest contract charge 1.30% Common Shares            $ 9.76            --              --          --        3.28%
             Highest contract charge 1.70% Common Shares           $ 9.60            --              --          --        2.78%
             All contract charges                                      --            84         $   814        0.00%         --
HARTFORD CAPITAL APPRECIATION HLS FUND
2018         Lowest contract charge 0.30% Class IC                 $11.96            --              --          --       (7.72)%
             Highest contract charge 1.70% Class IC                $11.21            --              --          --       (9.01)%
             All contract charges                                      --         1,479         $16,715        0.45%         --
2017         Lowest contract charge 0.30% Class IC                 $12.96            --              --          --       21.12%
             Highest contract charge 1.70% Class IC                $12.32            --              --          --       19.38%
             All contract charges                                      --         1,420         $17,578        0.73%         --
2016         Lowest contract charge 0.30% Class IC                 $10.70            --              --          --        4.70%
             Highest contract charge 1.70% Class IC                $10.32            --              --          --        3.30%
             All contract charges                                      --         1,214         $12,577        0.74%         --
2015         Lowest contract charge 0.30% Class IC(a)              $10.22            --              --          --        0.20%
             Highest contract charge 1.70% Class IC                $ 9.99            --              --          --       (1.19)%
             All contract charges                                      --           977         $ 9,786        0.97%         --
2014         Lowest contract charge 1.20% Class IC(a)              $10.14            --              --          --        1.91%
             Highest contract charge 1.70% Class IC(a)             $10.11            --              --          --        1.61%
             All contract charges                                      --           171         $ 1,727        1.82%         --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
2018         Lowest contract charge 1.10% Class IC                 $12.58            --              --          --       (1.02)%
             Highest contract charge 1.70% Class IC                $14.38            --              --          --       (1.64)%
             All contract charges                                      --         2,559         $36,325        0.00%         --
2017         Lowest contract charge 1.10% Class IC(e)              $12.71            --              --          --       28.38%
             Highest contract charge 1.70% Class IC                $14.62            --              --          --       27.57%
             All contract charges                                      --         2,348         $34,021        0.00%         --
2016         Lowest contract charge 0.30% Class IC                 $11.88            --              --          --       (1.33)%
             Highest contract charge 1.70% Class IC                $11.46            --              --          --       (2.63)%
             All contract charges                                      --         2,249         $25,515        0.26%         --
2015         Lowest contract charge 0.30% Class IC(a)              $12.04            --              --          --       10.87%
             Highest contract charge 1.70% Class IC                $11.77            --              --          --        9.29%
             All contract charges                                      --         1,740         $20,369        0.00%         --
2014         Lowest contract charge 1.20% Class IC(a)              $10.80            --              --          --        8.22%
             Highest contract charge 1.70% Class IC(a)             $10.77            --              --          --        7.92%
             All contract charges                                      --           149         $ 1,604        0.06%         --
INVESCO V.I. AMERICAN FRANCHISE FUND
2018         Lowest contract charge 1.30% Series II                $25.06            --              --          --       (5.15)%
             Highest contract charge 1.65% Series II               $24.26            --              --          --       (5.49)%
             All contract charges                                      --            21         $   516        0.00%         --

                                    FSA-251

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                                              ACCUMULATION
                                                            UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                 UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                 ---------- ----------------- ------------ ------------- --------
INVESCO V.I. AMERICAN FRANCHISE FUND (CONTINUED)
2017  Lowest contract charge 1.30% Series II       $26.42            --              --          --        25.39%
      Highest contract charge 1.70% Series II      $25.56            --              --          --        24.87%
      All contract charges                             --            19         $   504        0.00%          --
2016  Lowest contract charge 1.30% Series II       $21.07            --              --          --         0.67%
      Highest contract charge 1.70% Series II      $20.47            --              --          --         0.29%
      All contract charges                             --            22         $   461        0.00%          --
2015  Lowest contract charge 1.30% Series II       $20.93            --              --          --         3.41%
      Highest contract charge 1.70% Series II      $20.41            --              --          --         2.98%
      All contract charges                             --            42         $   869        0.00%          --
2014  Lowest contract charge 1.30% Series II       $20.24            --              --          --         6.75%
      Highest contract charge 1.70% Series II      $19.82            --              --          --         6.33%
      All contract charges                             --            23         $   441        0.00%          --
INVESCO V.I. BALANCED-RISK ALLOCATION FUND
2018  Lowest contract charge 1.10% Series II       $10.07            --              --          --        (7.70)%
      Highest contract charge 1.25% Series II      $10.65            --              --          --        (7.87)%
      All contract charges                             --           924         $ 9,610        1.32%          --
2017  Lowest contract charge 1.10% Series II       $10.91            --              --          --         8.67%
      Highest contract charge 1.25% Series II      $11.56            --              --          --         8.54%
      All contract charges                             --           932         $10,547        3.79%          --
2016  Lowest contract charge 1.10% Series II       $10.04            --              --          --        10.21%
      Highest contract charge 1.25% Series II      $10.65            --              --          --        10.13%
      All contract charges                             --           852         $ 8,910        0.21%          --
2015  Lowest contract charge 1.10% Series II(e)    $ 9.11            --              --          --        (7.14)%
      Highest contract charge 1.25% Series II      $ 9.67            --              --          --        (5.66)%
      All contract charges                             --           492         $ 4,743        4.19%          --
2014  Lowest contract charge 1.20% Series II       $10.25            --              --          --         4.38%
      Highest contract charge 1.25% Series II      $10.25            --              --          --         4.38%
      All contract charges                             --           285         $ 2,918        0.00%          --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND
2018  Lowest contract charge 0.65% Series II       $19.73            --              --          --        (8.40)%
      Highest contract charge 1.70% Series II      $16.70            --              --          --        (9.39)%
      All contract charges                             --         3,311         $62,246        2.10%          --
2017  Lowest contract charge 0.65% Series II       $21.54            --              --          --         7.65%
      Highest contract charge 1.70% Series II      $18.43            --              --          --         6.47%
      All contract charges                             --         3,809         $78,587        1.53%          --
2016  Lowest contract charge 0.65% Series II       $20.01            --              --          --        13.76%
      Highest contract charge 1.70% Series II      $17.31            --              --          --        12.62%
      All contract charges                             --         3,584         $68,919        1.28%          --
2015  Lowest contract charge 1.30% Series II       $17.67            --              --          --         0.51%
      Highest contract charge 1.70% Series II      $15.37            --              --          --         0.07%
      All contract charges                             --         2,212         $37,467        1.79%          --
2014  Lowest contract charge 1.30% Series II       $17.58            --              --          --        11.05%
      Highest contract charge 1.70% Series II      $15.36            --              --          --        10.66%
      All contract charges                             --           965         $16,416        1.62%          --
INVESCO V.I. EQUITY AND INCOME FUND
2018  Lowest contract charge 1.30 % Series II      $10.57            --              --          --       (10.88)%
      Highest contract charge 1.70% Series II      $10.40            --              --          --       (11.26)%
      All contract charges                             --         1,442         $15,214        2.06%          --
2017  Lowest contract charge 1.30 % Series II      $11.86            --              --          --         9.31%
      Highest contract charge 1.70% Series II      $11.72            --              --          --         8.92%
      All contract charges                             --         1,267         $15,012        1.61%          --
2016  Lowest contract charge 1.30 % Series II      $10.85            --              --          --        13.38%
      Highest contract charge 1.70% Series II      $10.76            --              --          --        12.91%
      All contract charges                             --           866         $ 9,383        1.84%          --

                                    FSA-252

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                                               ACCUMULATION
                                                             UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                  ---------- ----------------- ------------ ------------- --------
INVESCO V.I. EQUITY AND INCOME FUND (CONTINUED)
2015  Lowest contract charge 1.30 % Series II(c)    $ 9.57            --              --          --        (4.49)%
      Highest contract charge 1.70% Series II(c)    $ 9.53            --              --          --        (4.89)%
      All contract charges                              --           462         $ 4,421        3.43%          --
INVESCO V.I. HEALTH CARE FUND
2018  Lowest contract charge 1.10% Series II        $ 9.32            --              --          --        (0.53)%
      Highest contract charge 1.25% Series II       $12.56            --              --          --        (0.71)%
      All contract charges                              --           493         $ 5,358        0.00%          --
2017  Lowest contract charge 1.10% Series II(e)     $ 9.37            --              --          --        14.27%
      Highest contract charge 1.25% Series II       $12.65            --              --          --        14.17%
      All contract charges                              --           391         $ 4,408        0.09%          --
2016  Lowest contract charge 0.30% Series II        $11.42            --              --          --       (11.95)%
      Highest contract charge 1.25% Series II       $11.08            --              --          --       (12.82)%
      All contract charges                              --           337         $ 3,381        0.00%          --
2015  Lowest contract charge 0.30% Series II        $12.97            --              --          --         2.53%
      Highest contract charge 1.25% Series II       $12.71            --              --          --         1.60%
      All contract charges                              --           290         $ 3,491        0.00%          --
2014  Lowest contract charge 1.20% Series II        $12.51            --              --          --        17.91%
      Highest contract charge 1.25% Series II       $12.51            --              --          --        17.91%
      All contract charges                              --            83         $ 1,035        0.00%          --
INVESCO V.I. HIGH YIELD FUND
2018  Lowest contract charge 0.30% Series II        $11.09            --              --          --        (3.90)%
      Highest contract charge 1.70% Series II       $11.90            --              --          --        (5.25)%
      All contract charges                              --         3,371         $38,789        5.07%          --
2017  Lowest contract charge 0.30% Series II        $11.54            --              --          --         5.77%
      Highest contract charge 1.70% Series II       $12.56            --              --          --         4.32%
      All contract charges                              --         3,407         $41,395        3.97%          --
2016  Lowest contract charge 0.30% Series II        $10.91            --              --          --        10.54%
      Highest contract charge 1.70% Series II       $12.04            --              --          --         8.96%
      All contract charges                              --         3,324         $38,848        4.14%          --
2015  Lowest contract charge 0.30% Series II        $ 9.87            --              --          --        (3.71)%
      Highest contract charge 1.70% Series II       $11.05            --              --          --        (4.99)%
      All contract charges                              --         2,968         $31,929        5.68%          --
2014  Lowest contract charge 0.30% Series II        $10.25            --              --          --         1.28%
      Highest contract charge 1.70% Series II       $11.63            --              --          --        (0.17)%
      All contract charges                              --         2,245         $25,344        5.18%          --
INVESCO V.I. MID CAP CORE EQUITY FUND
2018  Lowest contract charge 1.30% Series II        $15.97            --              --          --       (12.73)%
      Highest contract charge 1.70% Series II       $15.39            --              --          --       (13.10)%
      All contract charges                              --           689         $10,933        0.11%          --
2017  Lowest contract charge 1.30% Series II        $18.30            --              --          --        13.17%
      Highest contract charge 1.70% Series II       $17.71            --              --          --        12.73%
      All contract charges                              --           707         $12,870        0.32%          --
2016  Lowest contract charge 1.30% Series II        $16.17            --              --          --        11.67%
      Highest contract charge 1.70% Series II       $15.71            --              --          --        11.26%
      All contract charges                              --           725         $11,669        0.00%          --
2015  Lowest contract charge 1.30% Series II        $14.48            --              --          --        (5.48)%
      Highest contract charge 1.70% Series II       $14.12            --              --          --        (5.93)%
      All contract charges                              --           695         $10,011        0.11%          --
2014  Lowest contract charge 1.30% Series II        $15.32            --              --          --         2.75%
      Highest contract charge 1.70% Series II       $15.01            --              --          --         2.39%
      All contract charges                              --           611         $ 9,314        0.00%          --
INVESCO V.I. SMALL CAP EQUITY FUND
2018  Lowest contract charge 1.10% Series II        $ 9.30            --              --          --       (16.22)%
      Highest contract charge 1.70% Series II       $18.74            --              --          --       (16.71)%
      All contract charges                              --         1,123         $17,369        0.00%          --

                                    FSA-253

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                                              ACCUMULATION
                                                            UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                 UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                 ---------- ----------------- ------------ ------------- --------
INVESCO V.I. SMALL CAP EQUITY FUND (CONTINUED)
2017  Lowest contract charge 1.10% Series II       $11.10            --               --         --        12.46%
      Highest contract charge 1.70% Series II      $22.50            --               --         --        11.77%
      All contract charges                             --           979         $ 18,905       0.00%          --
2016  Lowest contract charge 1.10% Series II       $ 9.87            --               --         --        10.65%
      Highest contract charge 1.70% Series II      $20.13            --               --         --         9.94%
      All contract charges                             --           879         $ 15,414       0.00%          --
2015  Lowest contract charge 1.10% Series II(e)    $ 8.92            --               --         --       (10.62)%
      Highest contract charge 1.70% Series II      $18.31            --               --         --        (7.34)%
      All contract charges                             --           712         $ 11,807       0.00%          --
2014  Lowest contract charge 1.20% Series II       $10.60            --               --         --         0.86%
      Highest contract charge 1.70% Series II      $19.76            --               --         --         0.36%
      All contract charges                             --           452         $  8,456       0.00%          --
IVY VIP ASSET STRATEGY
2018  Lowest contract charge 0.30% Class II        $ 9.82            --               --         --        (5.76)%
      Highest contract charge 1.70% Class II       $11.24            --               --         --        (7.03)%
      All contract charges                             --         2,983         $ 32,373       1.83%          --
2017  Lowest contract charge 0.30% Class II        $10.42            --               --         --        18.01%
      Highest contract charge 1.70% Class II       $12.09            --               --         --        16.25%
      All contract charges                             --         3,109         $ 36,395       1.55%          --
2016  Lowest contract charge 0.30% Class II        $ 8.83            --               --         --        (2.86)%
      Highest contract charge 1.70% Class II       $10.40            --               --         --        (4.24)%
      All contract charges                             --         3,505         $ 35,326       0.59%          --
2015  Lowest contract charge 0.30% Class II        $ 9.09            --               --         --        (8.64)%
      Highest contract charge 1.70% Class II       $10.86            --               --         --        (9.88)%
      All contract charges                             --         4,224         $ 44,441       0.37%          --
2014  Lowest contract charge 0.30% Class II        $ 9.95            --               --         --        (5.60)%
      Highest contract charge 1.70% Class II       $12.05            --               --         --        (6.88)%
      All contract charges                             --         4,546         $ 53,506       0.48%          --
IVY VIP GLOBAL EQUITY INCOME
2018  Lowest contract charge 1.30% Class II        $17.24            --               --         --       (12.84)%
      Highest contract charge 1.70% Class II       $16.62            --               --         --       (13.17)%
      All contract charges                             --           732         $ 12,478       1.67%          --
2017  Lowest contract charge 1.30% Class II        $19.78            --               --         --        14.07%
      Highest contract charge 1.70% Class II       $19.14            --               --         --        13.59%
      All contract charges                             --           820         $ 16,052       1.27%          --
2016  Lowest contract charge 0.65% Class II        $16.26            --               --         --         6.21%
      Highest contract charge 1.70% Class II       $16.85            --               --         --         5.12%
      All contract charges                             --           895         $ 15,365       1.24%          --
2015  Lowest contract charge 0.65% Class II        $15.31            --               --         --        (2.67)%
      Highest contract charge 1.70% Class II       $16.03            --               --         --        (3.67)%
      All contract charges                             --           991         $ 16,126       1.30%          --
2014  Lowest contract charge 0.65% Class II        $15.73            --               --         --         9.16%
      Highest contract charge 1.70% Class II       $16.64            --               --         --         7.91%
      All contract charges                             --           967         $ 16,300       1.14%          --
IVY VIP HIGH INCOME
2018  Lowest contract charge 0.65% Class II        $15.27            --               --         --        (2.74)%
      Highest contract charge 1.70% Class II       $16.16            --               --         --        (3.81)%
      All contract charges                             --         7,344         $121,832       6.36%          --
2017  Lowest contract charge 0.65% Class II        $15.70            --               --         --         6.01%
      Highest contract charge 1.70% Class II       $16.80            --               --         --         4.87%
      All contract charges                             --         7,727         $132,738       5.47%          --
2016  Lowest contract charge 0.65% Class II        $14.81            --               --         --        15.43%
      Highest contract charge 1.70% Class II       $16.02            --               --         --        14.27%
      All contract charges                             --         7,514         $122,654       7.31%          --

                                    FSA-254

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------
                                                                                 ACCUMULATION
                                                               UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                    UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                    ---------- ----------------- ------------ ------------- --------
IVY VIP HIGH INCOME (CONTINUED)
2015  Lowest contract charge 0.65% Class II           $12.83            --               --         --        (7.16)%
      Highest contract charge 1.70% Class II          $14.02            --               --         --        (8.13)%
      All contract charges                                --         7,607         $108,371       6.07%          --
2014  Lowest contract charge 0.65% Class II           $13.82            --               --         --         1.25%
      Highest contract charge 1.70% Class II          $15.26            --               --         --         0.20%
      All contract charges                                --         7,208         $111,378       4.62%          --
IVY VIP NATURAL RESOURCES
2018  Lowest contract charge 1.30% Class II           $ 6.14            --               --         --       (24.20)%
      Highest contract charge 1.70% Class II          $ 5.91            --               --         --       (24.62)%
      All contract charges                                --         1,158         $  7,034       0.31%          --
2017  Lowest contract charge 0.65% Class II           $ 7.90            --               --         --         2.33%
      Highest contract charge 1.70% Class II          $ 7.84            --               --         --         1.29%
      All contract charges                                --         1,323         $ 10,612       0.14%          --
2016  Lowest contract charge 0.65% Class II           $ 7.72            --               --         --        22.93%
      Highest contract charge 1.70% Class II          $ 7.74            --               --         --        21.70%
      All contract charges                                --         1,403         $ 11,070       0.70%          --
2015  Lowest contract charge 0.65% Class II           $ 6.28            --               --         --       (22.85)%
      Highest contract charge 1.70% Class II          $ 6.36            --               --         --       (23.74)%
      All contract charges                                --         1,409         $  9,113       0.10%          --
2014  Lowest contract charge 0.65% Class II           $ 8.14            --               --         --       (13.68)%
      Highest contract charge 1.70% Class II          $ 8.34            --               --         --       (14.46)%
      All contract charges                                --         1,383         $ 11,703       0.00%          --
IVY VIP SMALL CAP GROWTH (AK)
2018  Lowest contract charge 0.30% Class II(aj)       $12.31            --               --         --       (12.32)%
      Highest contract charge 1.70% Class II          $19.77            --               --         --        (5.72)%
      All contract charges                                --         1,700         $ 31,394       0.37%          --
2017  Lowest contract charge 1.30% Class II           $21.68            --               --         --        21.52%
      Highest contract charge 1.70% Class II          $20.97            --               --         --        21.00%
      All contract charges                                --         1,303         $ 27,983       0.00%          --
2016  Lowest contract charge 1.30% Class II           $17.84            --               --         --         1.59%
      Highest contract charge 1.70% Class II          $17.33            --               --         --         1.17%
      All contract charges                                --         1,306         $ 23,077       0.00%          --
2015  Lowest contract charge 1.30% Class II           $17.56            --               --         --         0.57%
      Highest contract charge 1.70% Class II          $17.13            --               --         --         0.18%
      All contract charges                                --         1,350         $ 23,522       0.00%          --
2014  Lowest contract charge 1.30% Class II           $17.46            --               --         --         0.23%
      Highest contract charge 1.70% Class II          $17.10            --               --         --        (0.18)%
      All contract charges                                --         1,013         $ 17,562       0.00%          --
JANUS HENDERSON BALANCED PORTFOLIO
2018  Lowest contract charge 0.30% Service Shares     $13.64            --               --         --         0.15%
      Highest contract charge 1.25% Service Shares    $12.98            --               --         --        (0.84)%
      All contract charges                                --         6,729         $ 84,157       1.78%          --
2017  Lowest contract charge 0.30% Service Shares     $13.62            --               --         --        17.82%
      Highest contract charge 1.25% Service Shares    $13.09            --               --         --        16.67%
      All contract charges                                --         4,346         $ 55,151       1.46%          --
2016  Lowest contract charge 0.30% Service Shares     $11.56            --               --         --         3.96%
      Highest contract charge 1.25% Service Shares    $11.22            --               --         --         3.03%
      All contract charges                                --         3,193         $ 34,954       2.12%          --
2015  Lowest contract charge 0.30% Service Shares     $11.12            --               --         --         0.18%
      Highest contract charge 1.25% Service Shares    $10.89            --               --         --        (0.82)%
      All contract charges                                --         1,897         $ 20,363       1.59%          --
2014  Lowest contract charge 1.20% Service Shares     $10.99            --               --         --         7.01%
      Highest contract charge 1.25% Service Shares    $10.98            --               --         --         6.91%
      All contract charges                                --           398         $  4,371       1.87%          --

                                    FSA-255

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------------
                                                                                   ACCUMULATION
                                                                 UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                      UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                      ---------- ----------------- ------------ ------------- --------
JANUS HENDERSON FLEXIBLE BOND PORTFOLIO
2018  Lowest contract charge 0.30% Service Shares       $10.71            --              --          --       (1.56)%
      Highest contract charge 1.25% Service Shares      $10.19            --              --          --       (2.49)%
      All contract charges                                  --         2,668         $26,852        2.71%         --
2017  Lowest contract charge 0.30% Service Shares       $10.88            --              --          --        3.03%
      Highest contract charge 1.25% Service Shares      $10.45            --              --          --        2.05%
      All contract charges                                  --         2,772         $28,673        2.63%         --
2016  Lowest contract charge 0.30% Service Shares       $10.56            --              --          --        1.93%
      Highest contract charge 1.25% Service Shares      $10.24            --              --          --        0.89%
      All contract charges                                  --         2,221         $22,531        2.65%         --
2015  Lowest contract charge 0.30% Service Shares       $10.36            --              --          --       (0.38)%
      Highest contract charge 1.25% Service Shares      $10.15            --              --          --       (1.26)%
      All contract charges                                  --         1,050         $10,607        2.33%         --
2014  Lowest contract charge 1.20% Service Shares       $10.29            --              --          --        3.52%
      Highest contract charge 1.25% Service Shares      $10.28            --              --          --        3.42%
      All contract charges                                  --           317         $ 3,256        4.01%         --
JANUS HENDERSON U.S. LOW VOLATILITY PORTFOLIO
2018  Lowest contract charge 1.10% Service Shares       $11.87            --              --          --       (5.64)%
      Highest contract charge 1.25% Service Shares      $14.11            --              --          --       (5.81)%
      All contract charges                                  --           846         $11,068        1.73%         --
2017  Lowest contract charge 1.10% Service Shares       $12.58            --              --          --       14.16%
      Highest contract charge 1.25% Service Shares      $14.98            --              --          --       14.00%
      All contract charges                                  --           783         $10,980        1.41%         --
2016  Lowest contract charge 1.10% Service Shares       $11.02            --              --          --        8.57%
      Highest contract charge 1.25% Service Shares      $13.14            --              --          --        8.42%
      All contract charges                                  --           660         $ 8,176        1.68%         --
2015  Lowest contract charge 1.10% Service Shares(e)    $10.15            --              --          --        1.20%
      Highest contract charge 1.25% Service Shares      $12.12            --              --          --        2.71%
      All contract charges                                  --           276         $ 3,265        1.78%         --
2014  Lowest contract charge 1.20% Service Shares       $11.80            --              --          --       16.26%
      Highest contract charge 1.25% Service Shares      $11.80            --              --          --       16.26%
      All contract charges                                  --           127         $ 1,494        1.12%         --
JPMORGAN INSURANCE TRUST GLOBAL ALLOCATION PORTFOLIO
2018  Lowest contract charge 0.30% Class 2(f)           $11.14            --              --          --       (6.54)%
      Highest contract charge 1.25% Class 2             $10.77            --              --          --       (7.47)%
      All contract charges                                  --         2,001         $21,558        0.00%         --
2017  Lowest contract charge 1.10% Class 2              $11.69            --              --          --       15.63%
      Highest contract charge 1.25% Class 2             $11.64            --              --          --       15.36%
      All contract charges                                  --         1,648         $19,191        1.34%         --
2016  Lowest contract charge 1.10% Class 2              $10.11            --              --          --        4.66%
      Highest contract charge 1.25% Class 2             $10.09            --              --          --        4.56%
      All contract charges                                  --         1,267         $12,783        3.49%         --
2015  Lowest contract charge 1.10% Class 2(f)           $ 9.66            --              --          --       (6.12)%
      Highest contract charge 1.25% Class 2(f)          $ 9.65            --              --          --       (6.22)%
      All contract charges                                  --           759         $ 7,326        2.84%         --
JPMORGAN INSURANCE TRUST INCOME BUILDER PORTFOLIO
2018  Lowest contract charge 1.10% Class 2              $10.71            --              --          --       (5.97)%
      Highest contract charge 1.25% Class 2             $10.66            --              --          --       (6.08)%
      All contract charges                                  --         1,856         $19,792        0.00%         --
2017  Lowest contract charge 1.10% Class 2              $11.39            --              --          --       10.48%
      Highest contract charge 1.25% Class 2             $11.35            --              --          --       10.30%
      All contract charges                                  --         1,362         $15,457        4.04%         --
2016  Lowest contract charge 1.10% Class 2(f)           $10.31            --              --          --        4.99%
      Highest contract charge 1.25% Class 2             $10.29            --              --          --        4.89%
      All contract charges                                  --           953         $ 9,800        4.10%         --

                                    FSA-256

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                   YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                                            ACCUMULATION
                                                                          UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                               UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                               ---------- ----------------- ------------ ------------- --------
JPMORGAN INSURANCE TRUST INCOME BUILDER PORTFOLIO (CONTINUED)
2015        Lowest contract charge 1.25% Class 2(f)              $ 9.81            --               --         --       (4.01)%
            Highest contract charge 1.25% Class 2(f)             $ 9.81            --               --         --       (4.01)%
            All contract charges                                     --           503         $  4,937       4.79%         --
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO
2018        Lowest contract charge 0.30% VC Shares               $12.02            --               --         --       (4.38)%
            Highest contract charge 1.70% VC Shares              $13.07            --               --         --       (5.63)%
            All contract charges                                     --        10,255         $127,291       4.51%         --
2017        Lowest contract charge 0.30% VC Shares               $12.57            --               --         --        8.93%
            Highest contract charge 1.70% VC Shares              $13.85            --               --         --        7.36%
            All contract charges                                     --         9,063         $120,081       4.57%         --
2016        Lowest contract charge 0.30% VC Shares               $11.54            --               --         --       11.82%
            Highest contract charge 1.70% VC Shares              $12.90            --               --         --       10.26%
            All contract charges                                     --         7,498         $ 93,140       5.07%         --
2015        Lowest contract charge 0.30% VC Shares               $10.32            --               --         --       (1.81)%
            Highest contract charge 1.70% VC Shares              $11.70            --               --         --       (3.23)%
            All contract charges                                     --         6,180         $ 70,167       5.61%         --
2014        Lowest contract charge 0.30% VC Shares               $10.51            --               --         --        3.96%
            Highest contract charge 1.70% VC Shares              $12.09            --               --         --        2.54%
            All contract charges                                     --         2,769         $ 32,620       6.45%         --
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO
2018        Lowest contract charge 1.30% VC Shares               $15.55            --               --         --       (9.01)%
            Highest contract charge 1.70% VC Shares              $15.06            --               --         --       (9.39)%
            All contract charges                                     --           242         $  3,741       0.69%         --
2017        Lowest contract charge 1.30% VC Shares               $17.09            --               --         --       15.32%
            Highest contract charge 1.70% VC Shares              $16.62            --               --         --       14.86%
            All contract charges                                     --           274         $  4,654       0.83%         --
2016        Lowest contract charge 1.30% VC Shares               $14.82            --               --         --       11.01%
            Highest contract charge 1.70% VC Shares              $14.47            --               --         --       10.54%
            All contract charges                                     --           296         $  4,366       1.00%         --
2015        Lowest contract charge 1.30% VC Shares               $13.35            --               --         --       (2.20)%
            Highest contract charge 1.70% VC Shares              $13.09            --               --         --       (2.60)%
            All contract charges                                     --           332         $  4,402       0.72%         --
2014        Lowest contract charge 1.30% VC Shares               $13.65            --               --         --        7.73%
            Highest contract charge 1.70% VC Shares              $13.44            --               --         --        7.35%
            All contract charges                                     --           372         $  5,070       0.77%         --
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO
2018        Lowest contract charge 1.30% VC Shares               $15.62            --               --         --       (4.17)%
            Highest contract charge 1.70% VC Shares              $15.13            --               --         --       (4.54)%
            All contract charges                                     --           267         $  4,111       0.00%         --
2017        Lowest contract charge 1.30% VC Shares               $16.30            --               --         --       21.28%
            Highest contract charge 1.70% VC Shares              $15.85            --               --         --       20.81%
            All contract charges                                     --           305         $  4,929       0.00%         --
2016        Lowest contract charge 1.30% VC Shares               $13.44            --               --         --       (0.07)%
            Highest contract charge 1.70% VC Shares              $13.12            --               --         --       (0.46)%
            All contract charges                                     --           328         $  4,377       0.00%         --
2015        Lowest contract charge 1.30% VC Shares               $13.45            --               --         --        1.43%
            Highest contract charge 1.70% VC Shares              $13.18            --               --         --        1.00%
            All contract charges                                     --           359         $  4,801       0.00%         --
2014        Lowest contract charge 1.30% VC Shares               $13.26            --               --         --        4.66%
            Highest contract charge 1.70% VC Shares              $13.05            --               --         --        4.23%
            All contract charges                                     --           251         $  3,311       0.00%         --
MFS(R) INVESTORS TRUST SERIES
2018        Lowest contract charge 1.10% Service Class           $11.79            --               --         --       (6.72)%
            Highest contract charge 1.70% Service Class          $20.80            --               --         --       (7.35)%
            All contract charges                                     --           681         $ 12,191       0.44%         --

                                    FSA-257

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------
                                                                                   ACCUMULATION
                                                                 UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                      UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                      ---------- ----------------- ------------ ------------- --------
MFS(R) INVESTORS TRUST SERIES (CONTINUED)
2017  Lowest contract charge 1.10% Service Class(e)     $12.64            --              --          --        21.66%
      Highest contract charge 1.70% Service Class       $22.45            --              --          --        20.96%
      All contract charges                                  --           671         $13,414        0.57%          --
2016  Lowest contract charge 0.65% Service Class        $18.07            --              --          --         7.62%
      Highest contract charge 1.70% Service Class       $18.56            --              --          --         6.48%
      All contract charges                                  --           597         $10,278        0.57%          --
2015  Lowest contract charge 0.65% Service Class        $16.79            --              --          --        (0.71)%
      Highest contract charge 1.70% Service Class       $17.43            --              --          --        (1.75)%
      All contract charges                                  --           600         $ 9,810        0.70%          --
2014  Lowest contract charge 0.65% Service Class        $16.91            --              --          --        10.02%
      Highest contract charge 1.70% Service Class       $17.74            --              --          --         8.83%
      All contract charges                                  --           477         $ 8,263        0.79%          --
MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
2018  Lowest contract charge 1.30% Service Class        $23.92            --              --          --        (0.75)%
      Highest contract charge 1.70% Service Class       $23.05            --              --          --        (1.16)%
      All contract charges                                  --           564         $13,360        0.33%          --
2017  Lowest contract charge 1.30% Service Class        $24.10            --              --          --        26.44%
      Highest contract charge 1.70% Service Class       $23.32            --              --          --        25.92%
      All contract charges                                  --           613         $14,624        0.42%          --
2016  Lowest contract charge 1.30% Service Class        $19.06            --              --          --         4.50%
      Highest contract charge 1.70% Service Class       $18.52            --              --          --         4.04%
      All contract charges                                  --           575         $10,888        0.39%          --
2015  Lowest contract charge 1.30% Service Class(d)     $18.24            --              --          --        (2.62)%
      Highest contract charge 1.70% Service Class(d)    $17.80            --              --          --        (2.89)%
      All contract charges                                  --           530         $ 9,598        0.54%          --
MFS(R) RESEARCH SERIES
2018  Lowest contract charge 1.10% Service Class        $11.91            --              --          --        (5.70)%
      Highest contract charge 1.25% Service Class       $13.87            --              --          --        (5.84)%
      All contract charges                                  --           201         $ 2,582        0.46%          --
2017  Lowest contract charge 1.10% Service Class        $12.63            --              --          --        21.79%
      Highest contract charge 1.25% Service Class       $14.73            --              --          --        21.53%
      All contract charges                                  --           168         $ 2,330        1.13%          --
2016  Lowest contract charge 1.10% Service Class        $10.37            --              --          --         7.24%
      Highest contract charge 1.25% Service Class       $12.12            --              --          --         7.16%
      All contract charges                                  --           146         $ 1,712        0.56%          --
2015  Lowest contract charge 1.10% Service Class(e)     $ 9.67            --              --          --        (3.49)%
      Highest contract charge 1.25% Service Class       $11.31            --              --          --        (0.70)%
      All contract charges                                  --           104         $ 1,157        0.48%          --
2014  Lowest contract charge 1.20% Service Class        $11.40            --              --          --         8.67%
      Highest contract charge 1.25% Service Class       $11.39            --              --          --         8.58%
      All contract charges                                  --            72         $   812        0.72%          --
MFS(R) VALUE SERIES
2018  Lowest contract charge 1.10% Service Class(e)     $11.17            --              --          --       (11.35)%
      Highest contract charge 1.25% Service Class       $12.88            --              --          --       (11.48)%
      All contract charges                                  --         2,178         $25,659        1.38%          --
2017  Lowest contract charge 0.30% Service Class        $15.14            --              --          --        17.00%
      Highest contract charge 1.25% Service Class       $14.55            --              --          --        15.84%
      All contract charges                                  --         1,782         $23,848        1.80%          --
2016  Lowest contract charge 0.30% Service Class        $12.94            --              --          --        13.41%
      Highest contract charge 1.25% Service Class       $12.56            --              --          --        12.34%
      All contract charges                                  --         1,169         $13,804        2.12%          --
2015  Lowest contract charge 0.30% Service Class        $11.41            --              --          --        (1.21)%
      Highest contract charge 1.25% Service Class       $11.18            --              --          --        (2.10)%
      All contract charges                                  --           522         $ 5,700        2.10%          --

                                    FSA-258

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
                                                                                ACCUMULATION
                                                              UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                   ---------- ----------------- ------------ ------------- --------
MFS(R) VALUE SERIES (CONTINUED)
2014  Lowest contract charge 1.20% Service Class    $ 11.43            --               --         --         8.86%
      Highest contract charge 1.25% Service Class   $ 11.42            --               --         --         8.76%
      All contract charges                               --           216         $  2,476       1.69%          --
MULTIMANAGER AGGRESSIVE EQUITY
2018  Lowest contract charge 1.30% Class B          $ 24.14            --               --         --        (1.55)%
      Highest contract charge 1.70% Class B         $ 98.23            --               --         --        (1.92)%
      All contract charges                               --           556         $ 15,759       0.13%          --
2017  Lowest contract charge 1.30% Class B          $ 24.52            --               --         --        28.71%
      Highest contract charge 1.70% Class B         $100.15            --               --         --        28.13%
      All contract charges                               --           556         $ 16,104       0.16%          --
2016  Lowest contract charge 1.30% Class B          $ 19.05            --               --         --         2.09%
      Highest contract charge 1.70% Class B         $ 78.16            --               --         --         1.69%
      All contract charges                               --           596         $ 13,495       0.55%          --
2015  Lowest contract charge 1.30% Class B          $ 18.66            --               --         --         2.64%
      Highest contract charge 1.70% Class B         $ 76.86            --               --         --         2.22%
      All contract charges                               --           590         $ 13,258       0.17%          --
2014  Lowest contract charge 1.30% Class B          $ 18.18            --               --         --         9.19%
      Highest contract charge 1.70% Class B         $ 75.19            --               --         --         8.78%
      All contract charges                               --           498         $ 11,048       0.11%          --
MULTIMANAGER CORE BOND
2018  Lowest contract charge 1.30% Class B          $ 13.72            --               --         --        (1.72)%
      Highest contract charge 1.70% Class B         $ 13.73            --               --         --        (2.14)%
      All contract charges                               --         7,243         $ 98,256       2.70%          --
2017  Lowest contract charge 1.30% Class B          $ 13.96            --               --         --         1.68%
      Highest contract charge 1.70% Class B         $ 14.03            --               --         --         1.30%
      All contract charges                               --         8,250         $113,957       2.08%          --
2016  Lowest contract charge 1.30% Class B          $ 13.73            --               --         --         1.33%
      Highest contract charge 1.70% Class B         $ 13.85            --               --         --         0.87%
      All contract charges                               --         7,499         $102,096       2.08%          --
2015  Lowest contract charge 1.30% Class B          $ 13.55            --               --         --        (1.24)%
      Highest contract charge 1.70% Class B         $ 13.73            --               --         --        (1.58)%
      All contract charges                               --         7,893         $106,216       1.95%          --
2014  Lowest contract charge 1.30% Class B          $ 13.72            --               --         --         2.46%
      Highest contract charge 1.70% Class B         $ 13.95            --               --         --         1.97%
      All contract charges                               --         7,166         $ 97,870       2.07%          --
MULTIMANAGER MID CAP GROWTH
2018  Lowest contract charge 1.30% Class B          $ 25.59            --               --         --        (7.01)%
      Highest contract charge 1.70% Class B         $ 19.47            --               --         --        (7.42)%
      All contract charges                               --         1,189         $ 26,788       0.00%          --
2017  Lowest contract charge 1.30% Class B          $ 27.52            --               --         --        25.03%
      Highest contract charge 1.70% Class B         $ 21.03            --               --         --        24.51%
      All contract charges                               --           800         $ 20,563       0.00%          --
2016  Lowest contract charge 1.30% Class B          $ 22.01            --               --         --         5.36%
      Highest contract charge 1.70% Class B         $ 16.89            --               --         --         4.97%
      All contract charges                               --           802         $ 16,481       0.10%          --
2015  Lowest contract charge 1.30% Class B          $ 20.89            --               --         --        (2.79)%
      Highest contract charge 1.70% Class B         $ 16.09            --               --         --        (3.19)%
      All contract charges                               --           847         $ 16,490       0.00%          --
2014  Lowest contract charge 1.30% Class B          $ 21.49            --               --         --         3.52%
      Highest contract charge 1.70% Class B         $ 16.62            --               --         --         3.10%
      All contract charges                               --           676         $ 13,571       0.00%          --
MULTIMANAGER MID CAP VALUE
2018  Lowest contract charge 1.30% Class B          $ 22.57            --               --         --       (13.92)%
      Highest contract charge 1.70% Class B         $ 19.61            --               --         --       (14.25)%
      All contract charges                               --           422         $  9,206       0.75%          --

                                    FSA-259

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                                    YEARS ENDED DECEMBER 31,
                                                                ---------------------------------------------------------------
                                                                                             ACCUMULATION
                                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                                ---------- ----------------- ------------ ------------- --------
MULTIMANAGER MID CAP VALUE (CONTINUED)
2017          Lowest contract charge 1.30% Class B                $26.22            --              --          --         7.86%
              Highest contract charge 1.70% Class B               $22.87            --              --          --         7.42%
              All contract charges                                    --           467         $11,781        0.66%          --
2016          Lowest contract charge 1.30% Class B                $24.31            --              --          --        17.55%
              Highest contract charge 1.70% Class B               $21.29            --              --          --        17.11%
              All contract charges                                    --           812         $18,341        1.56%          --
2015          Lowest contract charge 1.30% Class B                $20.68            --              --          --        (6.76)%
              Highest contract charge 1.70% Class B               $18.18            --              --          --        (7.20)%
              All contract charges                                    --           473         $ 9,420        0.74%          --
2014          Lowest contract charge 1.30% Class B                $22.18            --              --          --         3.94%
              Highest contract charge 1.70% Class B               $19.59            --              --          --         3.60%
              All contract charges                                    --           433         $ 9,232        0.50%          --
MULTIMANAGER TECHNOLOGY
2018          Lowest contract charge 0.30% Class B                $19.69            --              --          --         1.97%
              Highest contract charge 1.70% Class B               $27.09            --              --          --         0.56%
              All contract charges                                    --         2,643         $48,902        0.17%          --
2017          Lowest contract charge 0.30% Class B                $19.31            --              --          --        38.72%
              Highest contract charge 1.70% Class B               $26.94            --              --          --        36.75%
              All contract charges                                    --         2,053         $40,447        0.00%          --
2016          Lowest contract charge 1.10% Class B                $10.79            --              --          --         7.68%
              Highest contract charge 1.70% Class B               $19.70            --              --          --         7.12%
              All contract charges                                    --         1,577         $24,376        0.01%          --
2015          Lowest contract charge 1.10% Class B(e)             $10.02            --              --          --         0.20%
              Highest contract charge 1.70% Class B               $18.39            --              --          --         4.49%
              All contract charges                                    --           916         $15,002        0.00%          --
2014          Lowest contract charge 1.20% Class B                $11.97            --              --          --        12.18%
              Highest contract charge 1.70% Class B               $17.60            --              --          --        11.60%
              All contract charges                                    --           499         $ 9,451        0.00%          --
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO
2018          Lowest contract charge 1.10% Class S                $ 9.27            --              --          --       (17.82)%
              Highest contract charge 1.70% Class S               $ 9.13            --              --          --       (18.41)%
              All contract charges                                    --           389         $ 3,617        0.16%          --
2017          Lowest contract charge 1.10% Class S                $11.28            --              --          --        25.33%
              Highest contract charge 1.70% Class S               $11.19            --              --          --        24.61%
              All contract charges                                    --           374         $ 4,253        0.70%          --
2016          Lowest contract charge 1.10% Class S                $ 9.00            --              --          --        (2.91)%
              Highest contract charge 1.70% Class S               $ 8.98            --              --          --        (3.44)%
              All contract charges                                    --           340         $ 3,062        0.69%          --
2015          Lowest contract charge 1.10% Class S(e)             $ 9.27            --              --          --        (7.11)%
              Highest contract charge 1.70% Class S               $ 9.30            --              --          --        (0.21)%
              All contract charges                                    --           259         $ 2,422        1.24%          --
2014          Lowest contract charge 1.20% Class S(a)             $ 9.35            --              --          --        (5.75)%
              Highest contract charge 1.70% Class S(a)            $ 9.32            --              --          --        (6.05)%
              All contract charges                                    --            83         $   766        0.55%          --
NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
2018          Lowest contract charge 1.10% Class S                $ 8.77            --              --          --        (7.78)%
              Highest contract charge 1.70% Class S               $ 8.60            --              --          --        (8.32)%
              All contract charges                                    --           292         $ 2,551        0.00%          --
2017          Lowest contract charge 1.10% Class S                $ 9.51            --              --          --         5.43%
              Highest contract charge 1.70% Class S               $ 9.38            --              --          --         4.80%
              All contract charges                                    --           242         $ 2,291        0.00%          --
2016          Lowest contract charge 1.10% Class S                $ 9.02            --              --          --        (1.74)%
              Highest contract charge 1.70% Class S               $ 8.95            --              --          --        (2.29)%
              All contract charges                                    --           209         $ 1,878        0.00%          --

                                    FSA-260

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                                                  ACCUMULATION
                                                                UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                     ---------- ----------------- ------------ ------------- --------
NEUBERGER BERMAN U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO (CONTINUED)
2015  Lowest contract charge 1.10% Class S(e)          $ 9.18            --              --           --       (8.47)%
      Highest contract charge 1.70% Class S            $ 9.16            --              --           --       (6.63)%
      All contract charges                                 --           167         $ 1,537         0.00%         --
2014  Lowest contract charge 1.20% Class S(a)          $ 9.84            --              --           --       (1.40)%
      Highest contract charge 1.70% Class S(a)         $ 9.81            --              --           --       (1.70)%
      All contract charges                                 --            65         $   631         0.00%         --
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
2018  Lowest contract charge 0.30% Advisor Class       $ 5.84            --              --           --      (14.37)%
      Highest contract charge 1.70% Advisor Class      $ 5.67            --              --           --      (15.63)%
      All contract charges                                 --         2,619         $15,406         1.97%         --
2017  Lowest contract charge 0.30% Advisor Class       $ 6.82            --              --           --        1.64%
      Highest contract charge 1.70% Advisor Class      $ 6.72            --              --           --        0.30%
      All contract charges                                 --         2,449         $16,872        10.94%         --
2016  Lowest contract charge 0.30% Advisor Class       $ 6.71            --              --           --       14.51%
      Highest contract charge 1.70% Advisor Class      $ 6.70            --              --           --       12.98%
      All contract charges                                 --         2,581         $17,609         1.02%         --
2015  Lowest contract charge 0.65% Advisor Class       $ 5.03            --              --           --      (26.14)%
      Highest contract charge 1.70% Advisor Class      $ 5.93            --              --           --      (26.97)%
      All contract charges                                 --         2,593         $15,573         4.31%         --
2014  Lowest contract charge 0.65% Advisor Class       $ 6.81            --              --           --      (19.22)%
      Highest contract charge 1.70% Advisor Class      $ 8.12            --              --           --      (20.08)%
      All contract charges                                 --         2,310         $18,954         0.27%         --
PIMCO EMERGING MARKETS BOND PORTFOLIO
2018  Lowest contract charge 1.10% Advisor Class       $10.58            --              --           --       (5.87)%
      Highest contract charge 1.70% Advisor Class      $13.14            --              --           --       (6.48)%
      All contract charges                                 --         1,349         $17,164         4.03%         --
2017  Lowest contract charge 1.10% Advisor Class       $11.24            --              --           --        8.60%
      Highest contract charge 1.70% Advisor Class      $14.05            --              --           --        7.91%
      All contract charges                                 --         1,491         $20,429         4.98%         --
2016  Lowest contract charge 1.10% Advisor Class       $10.35            --              --           --       12.01%
      Highest contract charge 1.70% Advisor Class      $13.02            --              --           --       11.38%
      All contract charges                                 --         1,487         $19,107         5.17%         --
2015  Lowest contract charge 1.10% Advisor Class(e)    $ 9.24            --              --           --       (7.51)%
      Highest contract charge 1.70% Advisor Class      $11.69            --              --           --       (4.02)%
      All contract charges                                 --         1,511         $17,647         5.20%         --
2014  Lowest contract charge 1.20% Advisor Class       $ 9.80            --              --           --        0.20%
      Highest contract charge 1.70% Advisor Class      $12.18            --              --           --       (0.33)%
      All contract charges                                 --         1,607         $19,571         5.14%         --
PIMCO GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)
2018  Lowest contract charge 1.10% Advisor Class       $10.02            --              --           --       (5.38)%
      Highest contract charge 1.25% Advisor Class      $ 9.54            --              --           --       (5.54)%
      All contract charges                                 --           416         $ 4,062         6.69%         --
2017  Lowest contract charge 1.10% Advisor Class(e)    $10.59            --              --           --        7.40%
      Highest contract charge 1.25% Advisor Class      $10.10            --              --           --        7.22%
      All contract charges                                 --           322         $ 3,307         2.28%         --
2016  Lowest contract charge 0.30% Advisor Class       $ 9.71            --              --           --        3.63%
      Highest contract charge 1.25% Advisor Class      $ 9.42            --              --           --        2.61%
      All contract charges                                 --           169         $ 1,615         1.40%         --
2015  Lowest contract charge 0.30% Advisor Class       $ 9.37            --              --           --       (4.39)%
      Highest contract charge 1.25% Advisor Class      $ 9.18            --              --           --       (5.36)%
      All contract charges                                 --           102         $   938         1.71%         --
2014  Lowest contract charge 1.20% Advisor Class       $ 9.70            --              --           --        0.94%
      Highest contract charge 1.25% Advisor Class      $ 9.70            --              --           --        0.94%
      All contract charges                                 --            57         $   553         2.56%         --

                                    FSA-261

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------
                                                                                   ACCUMULATION
                                                                 UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                      UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                      ---------- ----------------- ------------ ------------- --------
PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO
2018  Lowest contract charge 1.10% Advisor Class        $10.00            --              --          --        (6.72)%
      Highest contract charge 1.25% Advisor Class       $10.79            --              --          --        (6.82)%
      All contract charges                                  --           139         $ 1,476        1.59%          --
2017  Lowest contract charge 1.10% Advisor Class        $10.72            --              --          --        12.84%
      Highest contract charge 1.25% Advisor Class       $11.58            --              --          --        12.54%
      All contract charges                                  --           131         $ 1,506        2.22%          --
2016  Lowest contract charge 1.10% Advisor Class(e)     $ 9.50            --              --          --         2.70%
      Highest contract charge 1.25% Advisor Class       $10.29            --              --          --         2.59%
      All contract charges                                  --           124         $ 1,275        2.85%          --
2015  Lowest contract charge 1.20% Advisor Class        $10.04            --              --          --        (1.38)%
      Highest contract charge 1.25% Advisor Class       $10.03            --              --          --        (1.47)%
      All contract charges                                  --            79         $   795        3.28%          --
2014  Lowest contract charge 1.20% Advisor Class        $10.18            --              --          --         3.46%
      Highest contract charge 1.25% Advisor Class       $10.18            --              --          --         3.46%
      All contract charges                                  --            10         $   109        4.02%          --
PIMCO INCOME PORTFOLIO
2018  Lowest contract charge 1.10% Advisor Class(r)     $10.02            --              --          --         0.00%
      Highest contract charge 1.30% Advisor Class(r)    $10.02            --              --          --         0.00%
      All contract charges                                  --            41         $   415        0.71%          --
PROFUND VP BEAR
2018  Lowest contract charge 1.30% Common Shares        $ 2.39            --              --          --         3.02%
      Highest contract charge 1.65% Common Shares       $ 2.31            --              --          --         2.21%
      All contract charges                                  --            84         $   199        0.00%          --
2017  Lowest contract charge 1.30% Common Shares        $ 2.32            --              --          --       (19.16)%
      Highest contract charge 1.70% Common Shares       $ 2.25            --              --          --       (19.35)%
      All contract charges                                  --            53         $   122        0.00%          --
2016  Lowest contract charge 1.30% Common Shares        $ 2.87            --              --          --       (14.07)%
      Highest contract charge 1.70% Common Shares       $ 2.79            --              --          --       (14.42)%
      All contract charges                                  --            75         $   213        0.00%          --
2015  Lowest contract charge 1.30% Common Shares        $ 3.34            --              --          --        (6.18)%
      Highest contract charge 1.70% Common Shares       $ 3.26            --              --          --        (6.59)%
      All contract charges                                  --            74         $   242        0.00%          --
2014  Lowest contract charge 1.30% Common Shares        $ 3.56            --              --          --       (15.44)%
      Highest contract charge 1.70% Common Shares       $ 3.49            --              --          --       (15.70)%
      All contract charges                                  --            96         $   337        0.00%          --
PROFUND VP BIOTECHNOLOGY
2018  Lowest contract charge 0.65% Common Shares        $30.84            --              --          --        (7.36)%
      Highest contract charge 1.70% Common Shares       $29.69            --              --          --        (8.34)%
      All contract charges                                  --         1,339         $40,876        0.00%          --
2017  Lowest contract charge 0.65% Common Shares        $33.29            --              --          --        21.72%
      Highest contract charge 1.70% Common Shares       $32.39            --              --          --        20.45%
      All contract charges                                  --         1,461         $48,437        0.00%          --
2016  Lowest contract charge 0.65% Common Shares        $27.35            --              --          --       (16.00)%
      Highest contract charge 1.70% Common Shares       $26.89            --              --          --       (16.90)%
      All contract charges                                  --         1,579         $43,361        0.00%          --
2015  Lowest contract charge 0.65% Common Shares        $32.56            --              --          --         2.62%
      Highest contract charge 1.70% Common Shares       $32.36            --              --          --         1.54%
      All contract charges                                  --         1,714         $56,399        0.00%          --
2014  Lowest contract charge 0.65% Common Shares        $31.73            --              --          --        28.88%
      Highest contract charge 1.70% Common Shares       $31.87            --              --          --        27.53%
      All contract charges                                  --         1,244         $40,205        0.00%          --
PUTNAM VT DIVERSIFIED INCOME FUND
2018  Lowest contract charge 0.30% Class B(a)           $10.43            --              --          --        (1.23)%
      Highest contract charge 1.70% Class B             $ 9.78            --              --          --        (2.69)%
      All contract charges                                  --         1,896         $19,124        2.83%          --

                                    FSA-262

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
PUTNAM VT DIVERSIFIED INCOME FUND (CONTINUED)
2017  Lowest contract charge 1.10% Class B        $10.66            --              --          --        5.96%
      Highest contract charge 1.70% Class B       $10.05            --              --          --        5.35%
      All contract charges                            --         1,012         $10,380        5.29%         --
2016  Lowest contract charge 1.10% Class B        $10.06            --              --          --        4.25%
      Highest contract charge 1.70% Class B       $ 9.54            --              --          --        3.70%
      All contract charges                            --           790         $ 7,624        4.76%         --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.65            --              --          --       (3.69)%
      Highest contract charge 1.70% Class B       $ 9.20            --              --          --       (4.07)%
      All contract charges                            --           517         $ 4,815        7.44%         --
2014  Lowest contract charge 1.20% Class B(a)     $ 9.62            --              --          --       (4.09)%
      Highest contract charge 1.70% Class B(a)    $ 9.59            --              --          --       (4.29)%
      All contract charges                            --           209         $ 2,011        0.00%         --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
2018  Lowest contract charge 0.30% Class B(f)     $11.11            --              --          --       (7.49)%
      Highest contract charge 1.25% Class B       $10.74            --              --          --       (8.44)%
      All contract charges                            --           386         $ 4,155        1.69%         --
2017  Lowest contract charge 1.10% Class B        $11.78            --              --          --       14.15%
      Highest contract charge 1.25% Class B       $11.73            --              --          --       13.88%
      All contract charges                            --           366         $ 4,308        1.21%         --
2016  Lowest contract charge 1.10% Class B        $10.32            --              --          --        5.52%
      Highest contract charge 1.25% Class B       $10.30            --              --          --        5.32%
      All contract charges                            --           205         $ 2,120        1.78%         --
2015  Lowest contract charge 1.10% Class B(f)     $ 9.78            --              --          --       (4.44)%
      Highest contract charge 1.25% Class B(f)    $ 9.78            --              --          --       (4.50)%
      All contract charges                            --           122         $ 1,198        0.00%         --
PUTNAM VT MULTI-ASSET ABSOLUTE RETURN FUND
2018  Lowest contract charge 1.10% Class B        $ 9.39            --              --          --       (8.83)%
      Highest contract charge 1.25% Class B       $ 9.70            --              --          --       (9.01)%
      All contract charges                            --           254         $ 2,427        0.38%         --
2017  Lowest contract charge 1.10% Class B        $10.30            --              --          --        5.86%
      Highest contract charge 1.25% Class B       $10.66            --              --          --        5.65%
      All contract charges                            --           248         $ 2,615        0.00%         --
2016  Lowest contract charge 1.10% Class B        $ 9.73            --              --          --       (0.41)%
      Highest contract charge 1.25% Class B       $10.09            --              --          --       (0.59)%
      All contract charges                            --           214         $ 2,145        3.39%         --
2015  Lowest contract charge 1.10% Class B(e)     $ 9.77            --              --          --       (2.50)%
      Highest contract charge 1.25% Class B       $10.15            --              --          --       (1.74)%
      All contract charges                            --           161         $ 1,627        0.06%         --
2014  Lowest contract charge 1.20% Class B        $10.34            --              --          --        2.58%
      Highest contract charge 1.25% Class B       $10.33            --              --          --        2.48%
      All contract charges                            --            60         $   623        0.00%         --
PUTNAM VT RESEARCH FUND
2018  Lowest contract charge 1.10% Class B        $12.11            --              --          --       (5.76)%
      Highest contract charge 1.25% Class B       $12.04            --              --          --       (5.94)%
      All contract charges                            --            93         $ 1,128        0.00%         --
2017  Lowest contract charge 1.10% Class B        $12.85            --              --          --       22.03%
      Highest contract charge 1.25% Class B       $12.80            --              --          --       21.79%
      All contract charges                            --            36         $   466        0.53%         --
2016  Lowest contract charge 1.10% Class B        $10.53            --              --          --        8.89%
      Highest contract charge 1.25% Class B       $10.51            --              --          --        8.69%
      All contract charges                            --            11         $   114        1.20%         --
2015  Lowest contract charge 1.10% Class B(f)     $ 9.67            --              --          --       (6.92)%
      Highest contract charge 1.25% Class B(f)    $ 9.67            --              --          --       (6.98)%
      All contract charges                            --             1         $    15        0.00%         --

                                    FSA-263

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                    --------------------------------------------------------------
                                                                                 ACCUMULATION
                                                               UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                    UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                    ---------- ----------------- ------------ ------------- --------
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO
2018    Lowest contract charge 1.10% Class II         $ 9.30            --              --          --       (8.28)%
        Highest contract charge 1.70% Class II        $ 9.30            --              --          --       (8.82)%
        All contract charges                              --           362         $ 3,429        1.55%         --
2017    Lowest contract charge 1.10% Class II         $10.14            --              --          --       12.54%
        Highest contract charge 1.70% Class II        $10.20            --              --          --       11.84%
        All contract charges                              --           370         $ 3,811        1.34%         --
2016    Lowest contract charge 1.10% Class II         $ 9.01            --              --          --       (1.53)%
        Highest contract charge 1.70% Class II        $ 9.12            --              --          --       (2.15)%
        All contract charges                              --           344         $ 3,153        0.89%         --
2015    Lowest contract charge 1.10% Class II(e)      $ 9.15            --              --          --       (8.04)%
        Highest contract charge 1.70% Class II        $ 9.32            --              --          --       (6.99)%
        All contract charges                              --           388         $ 3,623        0.89%         --
2014    Lowest contract charge 1.20% Class II(a)      $10.05            --              --          --        0.90%
        Highest contract charge 1.70% Class II(a)     $10.02            --              --          --        0.60%
        All contract charges                              --            70         $   705        3.20%         --
SEI VP BALANCED STRATEGY FUND
2018    Lowest contract charge 1.10% Class III        $ 9.87            --              --          --       (7.84)%
        Highest contract charge 1.25% Class III       $10.47            --              --          --       (8.00)%
        All contract charges                              --           822         $ 8,526        2.07%         --
2017    Lowest contract charge 1.10% Class III        $10.71            --              --          --       10.07%
        Highest contract charge 1.25% Class III       $11.38            --              --          --        9.95%
        All contract charges                              --           804         $ 9,076        1.65%         --
2016    Lowest contract charge 1.10% Class III        $ 9.73            --              --          --        5.65%
        Highest contract charge 1.25% Class III       $10.35            --              --          --        5.50%
        All contract charges                              --           699         $ 7,178        2.31%         --
2015    Lowest contract charge 1.10% Class III(e)     $ 9.21            --              --          --       (7.34)%
        Highest contract charge 1.25% Class III       $ 9.81            --              --          --       (4.57)%
        All contract charges                              --           518         $ 5,081        1.82%         --
2014    Lowest contract charge 1.20% Class III        $10.29            --              --          --        2.69%
        Highest contract charge 1.25% Class III       $10.28            --              --          --        2.59%
        All contract charges                              --           221         $ 2,275        4.62%         --
SEI VP CONSERVATIVE STRATEGY FUND
2018    Lowest contract charge 1.10% Class III        $ 9.98            --              --          --       (3.29)%
        Highest contract charge 1.25% Class III       $10.23            --              --          --       (3.49)%
        All contract charges                              --         1,081         $11,040        1.54%         --
2017    Lowest contract charge 1.10% Class III        $10.32            --              --          --        3.72%
        Highest contract charge 1.25% Class III       $10.60            --              --          --        3.52%
        All contract charges                              --         1,112         $11,784        1.63%         --
2016    Lowest contract charge 1.10% Class III        $ 9.95            --              --          --        2.58%
        Highest contract charge 1.25% Class III       $10.24            --              --          --        2.50%
        All contract charges                              --         1,183         $12,090        1.60%         --
2015    Lowest contract charge 1.10% Class III(e)     $ 9.70            --              --          --       (2.81)%
        Highest contract charge 1.25% Class III       $ 9.99            --              --          --       (1.77)%
        All contract charges                              --           881         $ 8,809        1.84%         --
2014    Lowest contract charge 1.20% Class III        $10.18            --              --          --        1.80%
        Highest contract charge 1.25% Class III       $10.17            --              --          --        1.70%
        All contract charges                              --           501         $ 5,089        2.65%         --
SEI VP MARKET GROWTH STRATEGY FUND
2018    Lowest contract charge 0.30% Class III        $11.16            --              --          --       (8.37)%
        Highest contract charge 1.25% Class III       $10.62            --              --          --       (9.23)%
        All contract charges                              --           661         $ 6,916        1.93%         --
2017    Lowest contract charge 0.30% Class III        $12.18            --              --          --       13.41%
        Highest contract charge 1.25% Class III       $11.70            --              --          --       12.28%
        All contract charges                              --           665         $ 7,668        1.44%         --

                                    FSA-264

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                                              ACCUMULATION
                                                            UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                 UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                 ---------- ----------------- ------------ ------------- --------
SEI VP MARKET GROWTH STRATEGY FUND (CONTINUED)
2016  Lowest contract charge 0.30% Class III       $10.74            --              --          --         7.08%
      Highest contract charge 1.25% Class III      $10.42            --              --          --         6.11%
      All contract charges                             --           726         $ 7,488        2.09%          --
2015  Lowest contract charge 1.10% Class III(e)    $ 9.14            --              --          --        (8.05)%
      Highest contract charge 1.25% Class III      $ 9.82            --              --          --        (4.84)%
      All contract charges                             --           683         $ 6,695        1.27%          --
2014  Lowest contract charge 1.20% Class III       $10.33            --              --          --         2.58%
      Highest contract charge 1.25% Class III      $10.32            --              --          --         2.48%
      All contract charges                             --           475         $ 4,911        3.68%          --
SEI VP MARKET PLUS STRATEGY FUND
2018  Lowest contract charge 1.10% Class III       $10.05            --              --          --       (11.22)%
      Highest contract charge 1.25% Class III      $11.00            --              --          --       (11.43)%
      All contract charges                             --           243         $ 2,604        1.97%          --
2017  Lowest contract charge 1.10% Class III       $11.32            --              --          --        17.06%
      Highest contract charge 1.25% Class III      $12.42            --              --          --        16.95%
      All contract charges                             --           170         $ 2,072        1.46%          --
2016  Lowest contract charge 1.10% Class III       $ 9.67            --              --          --         6.97%
      Highest contract charge 1.25% Class III      $10.62            --              --          --         6.73%
      All contract charges                             --           170         $ 1,780        1.99%          --
2015  Lowest contract charge 1.10% Class III(e)    $ 9.04            --              --          --        (9.05)%
      Highest contract charge 1.25% Class III      $ 9.95            --              --          --        (4.97)%
      All contract charges                             --           151         $ 1,497        0.97%          --
2014  Lowest contract charge 1.20% Class III       $10.48            --              --          --         3.05%
      Highest contract charge 1.25% Class III      $10.47            --              --          --         2.95%
      All contract charges                             --            94         $   992        3.52%          --
SEI VP MODERATE STRATEGY FUND
2018  Lowest contract charge 1.10% Class III       $10.12            --              --          --        (5.07)%
      Highest contract charge 1.25% Class III      $10.70            --              --          --        (5.23)%
      All contract charges                             --           829         $ 8,698        1.91%          --
2017  Lowest contract charge 1.10% Class III       $10.66            --              --          --         6.81%
      Highest contract charge 1.25% Class III      $11.29            --              --          --         6.61%
      All contract charges                             --           764         $ 8,448        1.41%          --
2016  Lowest contract charge 1.10% Class III       $ 9.98            --              --          --         4.83%
      Highest contract charge 1.25% Class III      $10.59            --              --          --         4.75%
      All contract charges                             --         1,177         $12,143        2.18%          --
2015  Lowest contract charge 1.10% Class III(e)    $ 9.52            --              --          --        (4.42)%
      Highest contract charge 1.25% Class III      $10.11            --              --          --        (2.51)%
      All contract charges                             --           827         $ 8,277        2.42%          --
2014  Lowest contract charge 1.20% Class III       $10.38            --              --          --         3.80%
      Highest contract charge 1.25% Class III      $10.37            --              --          --         3.70%
      All contract charges                             --           407         $ 4,222        5.07%          --
T. ROWE PRICE EQUITY INCOME PORTFOLIO
2018  Lowest contract charge 0.30% Class II        $12.55            --              --          --        (9.97)%
      Highest contract charge 1.25% Class II       $11.94            --              --          --       (10.83)%
      All contract charges                             --           945         $10,746        1.93%          --
2017  Lowest contract charge 0.30% Class II        $13.94            --              --          --        15.40%
      Highest contract charge 1.25% Class II       $13.39            --              --          --        14.25%
      All contract charges                             --           598         $ 7,729        1.64%          --
2016  Lowest contract charge 1.10% Class II        $10.72            --              --          --        17.54%
      Highest contract charge 1.25% Class II       $11.72            --              --          --        17.43%
      All contract charges                             --           399         $ 4,568        2.14%          --
2015  Lowest contract charge 1.10% Class II(e)     $ 9.12            --              --          --        (8.62)%
      Highest contract charge 1.25% Class II       $ 9.98            --              --          --        (8.27)%
      All contract charges                             --           243         $ 2,411        1.72%          --

                                    FSA-265

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
                                                                                ACCUMULATION
                                                              UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                   ---------- ----------------- ------------ ------------- --------
T. ROWE PRICE EQUITY INCOME PORTFOLIO (CONTINUED)
2014     Lowest contract charge 1.20% Class II       $10.89            --               --         --         5.83%
         Highest contract charge 1.25% Class II      $10.88            --               --         --         5.73%
         All contract charges                            --           164         $  1,783       1.73%          --
TEMPLETON DEVELOPING MARKETS VIP FUND
2018     Lowest contract charge 1.30% Class 2        $10.38            --               --         --       (16.96)%
         Highest contract charge 1.70% Class 2       $10.01            --               --         --       (17.20)%
         All contract charges                            --         1,137         $ 11,687       0.88%          --
2017     Lowest contract charge 1.30% Class 2        $12.50            --               --         --        38.58%
         Highest contract charge 1.70% Class 2       $12.09            --               --         --        38.01%
         All contract charges                            --         1,142         $ 14,129       0.83%          --
2016     Lowest contract charge 1.30% Class 2        $ 9.02            --               --         --        15.94%
         Highest contract charge 1.70% Class 2       $ 8.76            --               --         --        15.42%
         All contract charges                            --         1,707         $ 15,135       0.67%          --
2015     Lowest contract charge 1.30% Class 2        $ 7.78            --               --         --       (20.61)%
         Highest contract charge 1.70% Class 2       $ 7.59            --               --         --       (20.94)%
         All contract charges                            --           975         $  7,529       2.07%          --
2014     Lowest contract charge 1.30% Class 2        $ 9.80            --               --         --        (9.59)%
         Highest contract charge 1.70% Class 2       $ 9.60            --               --         --        (9.94)%
         All contract charges                            --           840         $  8,173       1.50%          --
TEMPLETON FOREIGN VIP FUND
2018     Lowest contract charge 1.30% Class 2        $11.09            --               --         --       (16.55)%
         Highest contract charge 1.70% Class 2       $10.69            --               --         --       (16.87)%
         All contract charges                            --           577         $  6,346       2.68%          --
2017     Lowest contract charge 1.30% Class 2        $13.29            --               --         --        15.16%
         Highest contract charge 1.70% Class 2       $12.86            --               --         --        14.72%
         All contract charges                            --           656         $  8,632       2.60%          --
2016     Lowest contract charge 1.30% Class 2        $11.54            --               --         --         5.77%
         Highest contract charge 1.70% Class 2       $11.21            --               --         --         5.36%
         All contract charges                            --           733         $  8,376       1.93%          --
2015     Lowest contract charge 1.30% Class 2        $10.91            --               --         --        (7.70)%
         Highest contract charge 1.70% Class 2       $10.64            --               --         --        (8.04)%
         All contract charges                            --           881         $  9,525       3.50%          --
2014     Lowest contract charge 1.30% Class 2        $11.82            --               --         --       (12.25)%
         Highest contract charge 1.70% Class 2       $11.57            --               --         --       (12.68)%
         All contract charges                            --           822         $  9,632       1.84%          --
TEMPLETON GLOBAL BOND VIP FUND
2018     Lowest contract charge 0.30% Class 2        $10.30            --               --         --         1.58%
         Highest contract charge 1.70% Class 2       $11.91            --               --         --         0.25%
         All contract charges                            --        11,252         $130,384       0.00%          --
2017     Lowest contract charge 0.30% Class 2        $10.14            --               --         --         1.71%
         Highest contract charge 1.70% Class 2       $11.88            --               --         --         0.17%
         All contract charges                            --        11,567         $134,443       0.00%          --
2016     Lowest contract charge 0.30% Class 2        $ 9.97            --               --         --         2.57%
         Highest contract charge 1.70% Class 2       $11.86            --               --         --         1.19%
         All contract charges                            --        11,575         $135,069       0.00%          --
2015     Lowest contract charge 0.30% Class 2        $ 9.72            --               --         --        (4.61)%
         Highest contract charge 1.70% Class 2       $11.72            --               --         --        (5.94)%
         All contract charges                            --        12,105         $140,275       7.88%          --
2014     Lowest contract charge 0.65% Class 2        $11.40            --               --         --         1.24%
         Highest contract charge 1.70% Class 2       $12.46            --               --         --         0.08%
         All contract charges                            --        10,783         $133,761       4.98%          --
TEMPLETON GROWTH VIP FUND
2018     Lowest contract charge 1.30% Class 2        $13.74            --               --         --       (15.96)%
         Highest contract charge 1.70% Class 2       $13.25            --               --         --       (16.30)%
         All contract charges                            --           102         $  1,381       1.97%          --

                                    FSA-266

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                                                  ACCUMULATION
                                                                UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                     UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                     ---------- ----------------- ------------ ------------- --------
TEMPLETON GROWTH VIP FUND (CONTINUED)
2017  Lowest contract charge 1.30% Class 2             $16.35            --              --          --        17.04%
      Highest contract charge 1.70% Class 2            $15.83            --              --          --        16.48%
      All contract charges                                 --           121         $ 1,961        1.63%          --
2016  Lowest contract charge 1.30% Class 2             $13.97            --              --          --         8.13%
      Highest contract charge 1.70% Class 2            $13.59            --              --          --         7.77%
      All contract charges                                 --           135         $ 1,868        2.04%          --
2015  Lowest contract charge 1.30% Class 2             $12.92            --              --          --        (7.65)%
      Highest contract charge 1.70% Class 2            $12.61            --              --          --        (8.02)%
      All contract charges                                 --           149         $ 1,915        2.60%          --
2014  Lowest contract charge 1.30% Class 2             $13.99            --              --          --        (4.11)%
      Highest contract charge 1.70% Class 2            $13.71            --              --          --        (4.53)%
      All contract charges                                 --           154         $ 2,144        1.33%          --
VANECK VIP GLOBAL HARD ASSETS FUND
2018  Lowest contract charge 0.30% Class S             $ 5.19            --              --          --       (28.61)%
      Highest contract charge 1.70% Class S            $ 5.79            --              --          --       (29.73)%
      All contract charges                                 --         2,882         $16,799        0.00%          --
2017  Lowest contract charge 0.30% Class S             $ 7.27            --              --          --        (2.15)%
      Highest contract charge 1.70% Class S            $ 8.24            --              --          --        (3.63)%
      All contract charges                                 --         3,140         $26,029        0.00%          --
2016  Lowest contract charge 0.30% Class S             $ 7.43            --              --          --        42.88%
      Highest contract charge 1.70% Class S            $ 8.55            --              --          --        41.09%
      All contract charges                                 --         3,507         $30,064        0.37%          --
2015  Lowest contract charge 0.30% Class S             $ 5.20            --              --          --       (33.84)%
      Highest contract charge 1.70% Class S            $ 6.06            --              --          --       (34.77)%
      All contract charges                                 --         3,188         $19,463        0.03%          --
2014  Lowest contract charge 0.65% Class S             $ 8.24            --              --          --       (19.92)%
      Highest contract charge 1.70% Class S            $ 9.29            --              --          --       (20.73)%
      All contract charges                                 --         3,170         $29,728        0.00%          --
VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND
2018  Lowest contract charge 1.10% Initial Class       $ 9.34            --              --          --        (7.25)%
      Highest contract charge 1.25% Initial Class      $ 9.12            --              --          --        (7.32)%
      All contract charges                                 --           108         $   994        7.08%          --
2017  Lowest contract charge 1.10% Initial Class       $10.07            --              --          --        11.03%
      Highest contract charge 1.25% Initial Class      $ 9.84            --              --          --        10.94%
      All contract charges                                 --            94         $   940        2.13%          --
2016  Lowest contract charge 1.10% Initial Class       $ 9.07            --              --          --         5.22%
      Highest contract charge 1.25% Initial Class      $ 8.87            --              --          --         5.09%
      All contract charges                                 --            85         $   756        0.00%          --
2015  Lowest contract charge 1.10% Initial Class(e)    $ 8.62            --              --          --       (12.22)%
      Highest contract charge 1.25% Initial Class      $ 8.44            --              --          --       (14.23)%
      All contract charges                                 --            69         $   576        4.71%          --
2014  Lowest contract charge 1.20% Initial Class       $ 9.84            --              --          --         1.03%
      Highest contract charge 1.25% Initial Class      $ 9.84            --              --          --         1.03%
      All contract charges                                 --            33         $   320        0.76%          --

   ----------
  (a)Units were made available on June 13, 2014.
  (b)Units were made available on September 22, 2014.
  (c)Units were made available on February 23, 2015.
  (d)Units were made available on March 27, 2015.
  (e)Units were made available on May 26, 2015.
  (f)Units were made available on July 20, 2015.
  (g)Units were made available on February 22, 2016.
  (h)Units were made available on May 19, 2017.
  (i)1290 VT DoubleLine Opportunistic Bond replaced Charter/SM/ Income Strategies due to a fund merger on May 19, 2017.
  (j)1290 VT DoubleLine Opportunistic Bond replaced Charter/SM/ Interest Rate Strategies due to a fund merger on May 19, 2017.

                                    FSA-267

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2018

8. Financial Highlights (Concluded)

  (k)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 25 due to a fund merger on May 19, 2017.
  (l)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 50 due to a fund merger on May 19, 2017.
  (m)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 75 to a fund merger on May 19, 2017.
  (n)All Asset Growth-Alt 20 replaced Charter/SM/ Alternative 100 Moderate due to a fund merger on May 19, 2017.
  (o)Charter/SM/ Moderate replaced Charter/SM/ International Moderate due to a fund merger on May 19, 2017.
  (p)EQ/PIMCO Global Real Return replaced Charter/SM/ Real Assets due to a fund merger on May 19, 2017.
  (q)Units were made available on November 20, 2017.
  (r)Units were made available on October 22, 2018.
  (s)EQ/American Century Mid Cap Value replaced American Century VP Mid Cap Value Fund due to a substitution on October 22, 2018.
  (t)EQ/Fidelity Institutional AM/SM/ Large Cap replaced Fidelity(R) VIP Contrafund(R) Portfolio due to a substitution on October 22, 2018.
  (u)EQ/Franklin Rising Dividends replaced Franklin Rising Dividends VIP Fund due to a substitution on October 22, 2018.
  (v)EQ/Franklin Strategic Income replaced Franklin Strategic Income VIP Fund due to a substitution on October 22, 2018.
  (w)EQ/Goldman Sachs Mid Cap Value replaced Goldman Sachs VIT Mid Cap Value Fund due to a substitution on October 22, 2018.
  (x)EQ/Invesco Global Real Estate replaced Invesco V.I. Global Real Estate
     Fund due to a substitution on October 22, 2018.
  (y)EQ/Invesco International Growth replaced Invesco V.I. International Growth Fund due to a substitution on October 22, 2018.
  (z)EQ/Ivy Energy replaced Ivy VIP Energy due to a substitution on October 22, 2018.
 (aa)EQ/Ivy Mid Cap Growth replaced Ivy VIP Mid Cap Growth due to a substitution on October 22, 2018.
 (ab)EQ/Ivy Science and Technology replaced Ivy VIP Science and Technology due to a substitution on October 22, 2018.
 (ac)EQ/Lazard Emerging Markets Equity replaced Lazard Retirement Emerging Markets Equity Portfolio due to a substitution on October 22, 2018.
 (ad)EQ/MFS International Value replaced MFS(R) International Value Portfolio due to a substitution on October 22, 2018.
 (ae)EQ/MFS Technology replaced MFS(R) Technology Portfolio due to a substitution on October 22, 2018.
 (af)EQ/MFS Utilities Series replaced MFS(R) Utilities Series due to a substitution on October 22, 2018.
 (ag)EQ/PIMCO Real Return replaced PIMCO Real Return Portfolio due to a substitution on October 22, 2018.
 (ah)EQ/PIMCO Total Return replaced PIMCO Total Return Portfolio due to a substitution on October 22, 2018.
 (ai)EQ/T. Rowe Price Health Sciences replaced T. Rowe Price Health Sciences Portfolio due to a substitution on October 22, 2018.
 (aj)Units were made available on November 02, 2018.
 (ak)Ivy VIP Small Cap Growth replaced Ivy VIP Micro Cap Growth due to a merger on November 02, 2018.
  * This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average net assets. This ratio excludes those expenses, such as asset charges, that result in direct reductions in the unit values. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio and reimbursement effected as a reallocation of equity (see Note 6). The ratios do not include any expenses, such as premium and withdrawal charges, as applicable or expenses assessed through redemption.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2018 through April 15, 2019, the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-268

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm.......................................................   F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, as of December 31, 2018 and 2017................................................   F-2
 Consolidated Statements of Income (Loss), for the Years Ended December 31, 2018, 2017 and 2016...............   F-4
 Consolidated Statements of Comprehensive Income (Loss), for the Years Ended December 31, 2018, 2017 and 2016.   F-5
 Consolidated Statements of Equity, for the Years Ended December 31, 2018, 2017 and 2016......................   F-6
 Consolidated Statements of Cash Flows, for the Years Ended December 31, 2018, 2017 and 2016..................   F-7
 Notes to Consolidated Financial Statements
   Note 1 -- Organization.....................................................................................  F-10
   Note 2 -- Significant Accounting Policies..................................................................  F-10
   Note 3 -- Investments......................................................................................  F-26
   Note 4 -- Intangible Assets................................................................................  F-41
   Note 5 -- Closed Block.....................................................................................  F-41
   Note 6 -- DAC and Policyholder Bonus Interest Credits......................................................  F-43
   Note 7 -- Fair Value Disclosures...........................................................................  F-44
   Note 8 -- Insurance Liabilities............................................................................  F-56
   Note 9 -- Revenue Recognition..............................................................................  F-59
   Note 10 -- Reinsurance Agreements..........................................................................  F-59
   Note 11 -- Long-term Debt..................................................................................  F-60
   Note 12 -- Related Party Transactions......................................................................  F-60
   Note 13 -- Employee Benefit Plans..........................................................................  F-64
   Note 14 -- Share-Based and Other Compensation Programs.....................................................  F-64
   Note 15 -- Income Taxes....................................................................................  F-69
   Note 16 -- Accumulated Other Comprehensive Income (Loss)...................................................  F-71
   Note 17 -- Commitments and Contingent Liabilities..........................................................  F-72
   Note 18 -- Insurance Group Statutory Financial Information.................................................  F-74
   Note 19 -- Discontinued Operations.........................................................................  F-75
   Note 20 -- Revision of Prior Period Financial Statements...................................................  F-77
   Note 21 -- Quarterly Results of Operations (Unaudited).....................................................  F-83
   Note 22 -- Subsequent Events...............................................................................  F-99
Audited Consolidated Financial Statement Schedules

 Schedule I -- Summary of Investments -- Other than Investments in Related Parties, as of December 31, 2018... F-100
 Schedule IV -- Reinsurance, as of and for the Years Ended December 31, 2018, 2017 and 2016................... F-101

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying consolidated balance sheets of AXA Equitable Life Insurance Company and its subsidiaries (the Company) as of December 31, 2018 and 2017, and the related consolidated statements of income (loss), comprehensive income (loss), equity and cash flows for each of the three years in the period ended December 31, 2018, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company changed in 2018 the manner in which it accounts for certain income tax effects originally recognized in accumulated other comprehensive income.

BASIS FOR OPINION

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, NY

March 28, 2019

We have served as the Company's auditor since 1993.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2018 AND 2017

                                                             2018       2017
                                                           ---------  ---------
                                                           (IN MILLIONS, EXCEPT
                                                             SHARE AMOUNTS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair value
   (amortized cost of $42,492 and $34,831)................ $  41,915  $  36,358
  Mortgage loans on real estate (net of valuation
   allowance of $7 and $8)................................    11,818     10,935
  Real estate held for production of income...............        52        390
  Policy loans............................................     3,267      3,315
  Other equity investments................................     1,144      1,264
  Trading securities, at fair value.......................    15,166     12,277
  Other invested assets...................................     1,554      1,830
                                                           ---------  ---------
   Total investments......................................    74,916     66,369
Cash and cash equivalents.................................     2,622      2,400
Cash and securities segregated, at fair value.............        --          9
Deferred policy acquisition costs.........................     5,011      4,492
Amounts due from reinsurers...............................     3,124      5,079
Loans to affiliates.......................................       600        703
GMIB reinsurance contract asset, at fair value............     1,991     10,488
Current and deferred income taxes.........................       438         --
Other assets..............................................     2,763      4,018
Assets of disposed subsidiary.............................        --      9,835
Separate Accounts assets..................................   108,487    122,537
                                                           ---------  ---------

TOTAL ASSETS.............................................. $ 199,952  $ 225,930
                                                           =========  =========

LIABILITIES
Policyholders' account balances........................... $  46,403  $  43,805
Future policy benefits and other
  policyholders' liabilities..............................    29,808     29,070
Broker-dealer related payables............................        69        430
Securities sold under agreements to repurchase............       573      1,887
Amounts due to reinsurers.................................       113        134
Long-term debt............................................        --        203
Loans from affiliates.....................................       572         --
Current and deferred income taxes.........................        --      1,550
Other liabilities.........................................     1,460      1,242
Liabilities of disposed subsidiary........................        --      4,954
Separate Accounts liabilities.............................   108,487    122,537
                                                           ---------  ---------
   Total Liabilities...................................... $ 187,485  $ 205,812
                                                           ---------  ---------
Redeemable noncontrolling interest:
  Continuing operations................................... $      39  $      24
  Disposed subsidiary.....................................        --        602
                                                           ---------  ---------
   Redeemable noncontrolling interest..................... $      39  $     626
                                                           ---------  ---------

Commitments and contingent liabilities (Note 17)

              See Notes to the Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2018 AND 2017
                                  (CONTINUED)

                                                      2018      2017
                                                   ---------  ---------
                                                   (IN MILLIONS, EXCEPT
                                                      SHARE AMOUNTS)
EQUITY
Equity attributable to AXA Equitable:
  Common stock, $1.25 par value; 2,000,000 shares
   authorized, issued and outstanding............. $       2  $       2
  Capital in excess of par value..................     7,807      6,859
  Retained earnings...............................     5,098      8,938
  Accumulated other comprehensive income (loss)...      (491)       598
                                                   ---------  ---------
   Total equity attributable to AXA Equitable.....    12,416     16,397
                                                   ---------  ---------
Noncontrolling interest...........................        12      3,095
                                                   ---------  ---------
   Total Equity...................................    12,428     19,492
                                                   ---------  ---------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $ 199,952  $ 225,930
                                                   =========  =========

              See Notes to the Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

                                                      2018       2017       2016
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
REVENUES
Policy charges and fee income...................... $  3,523  $   3,294  $   3,311
Premiums...........................................      862        904        880
Net derivative gains (losses)......................   (1,010)       894     (1,321)
Net investment income (loss).......................    2,478      2,441      2,168
Investment gains (losses), net:
  Total other-than-temporary impairment losses.....      (37)       (13)       (65)
  Other investment gains (losses), net.............       41       (112)        83
                                                    --------  ---------  ---------
   Total investment gains (losses), net............        4       (125)        18
                                                    --------  ---------  ---------
Investment management and service fees.............    1,029      1,007        951
Other income.......................................       65         41         36
                                                    --------  ---------  ---------
   Total revenues..................................    6,951      8,456      6,043
                                                    --------  ---------  ---------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits............................    3,005      3,473      2,771
Interest credited to policyholders'
  account balances.................................    1,002        921        905
Compensation and benefits..........................      422        327        364
Commissions and distribution related payments......      620        628        635
Interest expense...................................       34         23         13
Amortization of deferred policy acquisition costs..      431        900        642
Other operating costs and expenses.................    2,918        635        753
                                                    --------  ---------  ---------
   Total benefits and other deductions.............    8,432      6,907      6,083
                                                    --------  ---------  ---------
Income (loss) from continuing operations, before
  income taxes.....................................   (1,481)     1,549        (40)
Income tax (expense) benefit from
  continuing operations............................      446      1,210        164
                                                    --------  ---------  ---------
Net income (loss) from continuing operations.......   (1,035)     2,759        124
Net income (loss) from discontinued operations,
  net of taxes and noncontrolling interest.........      114         85         66
                                                    --------  ---------  ---------
Net income (loss)..................................     (921)     2,844        190
  Less: net (income) loss attributable to the
   noncontrolling interest.........................        3         (1)        --
                                                    --------  ---------  ---------
Net income (loss) attributable to AXA Equitable.... $   (918) $   2,843  $     190
                                                    ========  =========  =========

              See Notes to the Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

                                                      2018      2017     2016
                                                   ---------  --------  ------
                                                          (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)................................. $    (921) $  2,844  $  190
                                                   ---------  --------  ------

Other Comprehensive income (loss) net of income
taxes:
  Change in unrealized gains (losses), net of
   reclassification adjustment....................    (1,230)      625    (233)
  Changes in defined benefit plan related items
   not yet recognized in periodic benefit cost,
   net of reclassification adjustment.............        (4)       (5)     (3)
  Other comprehensive income (loss) from
   discontinued operations........................        --       (18)     17
                                                   ---------  --------  ------
Total other comprehensive income (loss), net of
  income taxes....................................    (1,234)      602    (219)
                                                   ---------  --------  ------

Comprehensive income (loss) attributable to
  AXA Equitable................................... $  (2,155) $  3,446  $  (29)
                                                   =========  ========  ======

              See Notes to the Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

                                                      2018       2017       2016
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
EQUITY ATTRIBUTABLE TO AXA EQUITABLE:
  COMMON STOCK, AT PAR VALUE, BEGINNING AND END
   OF YEAR........................................ $       2  $       2  $       2
                                                   ---------  ---------  ---------

  Capital in excess of par value, beginning
   of year........................................ $   6,859  $   5,339  $   5,321
  Capital contribution from parent company........        --      1,500         --
  Transfer of deferred tax asset in GMxB Unwind...     1,209         --         --
  Settlement of intercompany payables in
   GMxB Unwind....................................      (297)        --         --
  Other...........................................        36         20         18
                                                   ---------  ---------  ---------
  CAPITAL IN EXCESS OF PAR VALUE, END OF YEAR..... $   7,807  $   6,859  $   5,339
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year............ $   8,938  $   6,095  $   6,955
  Cumulative effect of adoption of revenue
   recognition standard ASC 606...................         8         --         --
  Cumulative effect of adoption of ASU 2018-02,
   RECLASSIFICATION OF CERTAIN TAX EFFECTS
   ATTRIBUTE TO DISPOSED SUBSIDIARY...............       (83)        --         --
  Net income (loss) attributable to AXA Equitable.      (918)     2,843        190
  Dividend to parent company......................    (1,672)        --     (1,050)
  Distribution of disposed subsidiary.............    (1,175)        --         --
                                                   ---------  ---------  ---------
  RETAINED EARNINGS, END OF YEAR.................. $   5,098  $   8,938  $   6,095
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income (loss),
   beginning of year.............................. $     598  $      (4) $     215
  Cumulative effect of adoption of ASU 2018-02,
   RECLASSIFICATION OF CERTAIN TAX EFFECTS........        83         --         --
  Other comprehensive income (loss)...............    (1,234)       602       (219)
  Transfer of accumulated other comprehensive
   income to discontinued operations..............        62         --         --
                                                   ---------  ---------  ---------
  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS),
   END OF YEAR....................................      (491)       598         (4)
                                                   ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...... $  12,416  $  16,397  $  11,432
                                                   ---------  ---------  ---------

EQUITY ATTRIBUTABLE TO THE NONCONTROLLING INTEREST
  Noncontrolling interest, continuing operations,
   beginning of year.............................. $      19  $      --  $      --
  Net earnings (loss) attributable to
   noncontrolling interest........................         1         --         --
  Net earnings (loss) attributable to redeemable
   noncontrolling interests.......................         2         (1)        --
  Consolidation of real estate joint ventures.....        --         19         --
  Deconsolidation of real estate joint ventures...        (8)        --         --
  Reclassification of net earnings (loss)
   attributable to redeemable
   noncontrolling interests.......................        (2)         1         --
                                                   ---------  ---------  ---------
  NONCONTROLLING INTEREST, CONTINUING OPERATIONS,
   END OF YEAR.................................... $      12  $      19  $      --
                                                   ---------  ---------  ---------

  Noncontrolling interest, discontinued
   operations, beginning of year.................. $   3,076  $   3,096  $   3,059
  Repurchase of AB Holding Units..................        --       (158)      (168)
  Net earnings (loss) attributable to
   noncontrolling interest........................        --        485        491
  Dividends paid to noncontrolling interest.......        --       (457)      (384)
  Transfer of AB Holding Units....................    (3,076)        --         --
  Other changes in noncontrolling interest........        --        110         98
                                                   ---------  ---------  ---------
  NONCONTROLLING INTEREST, DISCONTINUED
   OPERATIONS, END OF YEAR........................ $      --  $   3,076  $   3,096
                                                   ---------  ---------  ---------

EQUITY ATTRIBUTABLE TO THE NONCONTROLLING INTEREST $      12  $   3,095  $   3,096
                                                   ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR......................... $  12,428  $  19,492  $  14,528
                                                   =========  =========  =========

              See Notes to the Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

                                                       2018        2017        2016
                                                    ----------  ----------  ---------
                                                              (IN MILLIONS)
NET INCOME (LOSS)/(1)/............................. $     (358) $    3,377  $     686
Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities:
  Interest credited to policyholders'
   account balances................................      1,002         921        905
  Policy charges and fee income....................     (3,523)     (3,294)    (3,311)
  Net derivative (gains) losses....................      1,010        (870)     1,337
  Investment (gains) losses, net...................         (3)        125        (16)
  Realized and unrealized (gains) losses on
   trading securities..............................        221        (166)        41
  Non-cash long-term incentive compensation
   expense/(2)/....................................        218         185        152
  Amortization of deferred cost of
   reinsurance asset...............................      1,882         (84)       159
  Amortization and depreciation/(2)/...............        340         825        614
  Cash received on the recapture of
   captive reinsurance.............................      1,273          --         --
  Equity (income) loss from limited partnerships...       (120)       (157)       (91)
  Changes in:
   Net broker-dealer and customer related
     receivables/payables..........................        838        (278)       608
   Reinsurance recoverable/(2)/....................       (390)     (1,018)      (304)
   Segregated cash and securities, net.............       (345)        130       (381)
   Capitalization of deferred policy acquisition
     costs/(2)/....................................       (597)       (578)      (594)
   Future policy benefits..........................       (284)      1,189        431
   Current and deferred income taxes...............       (556)     (1,174)      (753)
   Other, net/(2)/.................................        810         486         56
                                                    ----------  ----------  ---------

Net cash provided by (used in)
  operating activities............................. $    1,418  $     (381) $    (461)
                                                    ----------  ----------  ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:
   Fixed maturities, available-for-sale............ $    8,935  $    9,738  $   7,154
   Mortgage loans on real estate...................        768         934        676
   Trading account securities......................      9,298       9,125      6,271
   Real estate joint ventures......................        139          --         --
   Short-term investments/(2)/.....................      2,315       2,204      2,984
   Other...........................................        190         228         32
  Payment for the purchase/origination of:
   Fixed maturities, available-for-sale............    (11,110)    (12,465)    (7,873)
   Mortgage loans on real estate...................     (1,642)     (2,108)    (3,261)
   Trading account securities......................    (11,404)    (12,667)    (8,691)
   Short-term investments/(2)/.....................     (1,852)     (2,456)    (3,187)
   Other...........................................       (170)       (280)      (250)
  Cash settlements related to
   derivative instruments..........................        805      (1,259)       102
  Repayments of loans to affiliates................        900          --        384
  Investment in capitalized software, leasehold
   improvements and EDP equipment..................       (115)       (100)       (85)
  Purchase of business, net of cash acquired.......         --        (130)       (21)
  Issuance of loans to affiliates..................     (1,100)         --         --
  Cash disposed due to distribution of
   disposed subsidiary.............................       (672)         --         --
  Other, net/(2)/..................................        (91)        322        407
                                                    ----------  ----------  ---------

Net cash provided by (used in)
  investing activities............................. $   (4,806) $   (8,914) $  (5,358)
                                                    ----------  ----------  ---------

              See Notes to the Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
                                  (CONTINUED)

                                                      2018      2017      2016
                                                    --------  --------  --------
                                                            (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
   Deposits........................................ $  9,365  $  9,334  $  9,746
   Withdrawals.....................................   (4,496)   (3,926)   (2,874)
   Transfer (to) from Separate Accounts............    1,809     1,566     1,202
  Change in short-term financings..................      (26)       53       (69)
  Change in collateralized pledged assets..........        1       710      (677)
  Change in collateralized pledged liabilities.....     (291)    1,108       125
  (Decrease) increase in overdrafts payable........        3        63       (85)
  Additional loans from affiliates.................      572        --        --
  Shareholder dividends paid.......................   (1,672)       --    (1,050)
  Repurchase of AB Holding Units...................     (267)     (220)     (236)
  Purchases (redemptions) of noncontrolling
   interests of consolidated company-sponsored
   investment funds................................     (472)      120      (137)
  Distribution to noncontrolling interest of
   consolidated subsidiaries.......................     (610)     (457)     (385)
  Increase (decrease) in securities sold under
   agreement to repurchase.........................   (1,314)     (109)      104
  (Increase) decrease in securities purchased
   under agreement to resell.......................       --        --        79
  Capital contribution from parent company.........       --     1,500        --
  Other, net.......................................       11       (10)        8
                                                    --------  --------  --------

Net cash provided by (used in)
  financing activities............................. $  2,613  $  9,732  $  5,751
                                                    --------  --------  --------

Effect of exchange rate changes on cash and
  cash equivalents.................................      (12)       22       (10)
                                                    --------  --------  --------

Change in cash and cash equivalents................     (787)      459       (78)
Cash and cash equivalents, beginning of year.......    3,409     2,950     3,028
                                                    --------  --------  --------

Cash and cash equivalents, end of year............. $  2,622  $  3,409  $  2,950
                                                    ========  ========  ========

Cash and cash equivalents of disposed subsidiary:
  Beginning of year................................ $  1,009  $  1,006  $    561
                                                    ========  ========  ========
  End of year...................................... $     --  $  1,009  $  1,006
                                                    ========  ========  ========

Cash and cash equivalents of continuing operations
  Beginning of year................................ $  2,400  $  1,944  $  2,467
                                                    ========  ========  ========
  End of year...................................... $  2,622  $  2,400  $  1,944
                                                    ========  ========  ========

SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid.................................... $     --  $     (8) $    (11)
                                                    ========  ========  ========
  Income taxes (refunded) paid..................... $     (8) $    (33) $    613
                                                    ========  ========  ========

              See Notes to the Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
                                  (CONTINUED)

                                                     2018     2017   2016
                                                   --------  -----  ------
                                                        (IN MILLIONS)

CASH FLOWS OF DISPOSED SUBSIDIARY:
  Net cash provided by (used in)
   operating activities........................... $  1,137  $ 715  $1,041
  Net cash provided by (used in)
   investing activities...........................     (102)  (297)    323
  Net cash provided by (used in)
   financing activities...........................   (1,360)  (437)   (909)
  Effect of exchange rate changes on cash and
   cash equivalents...............................      (12)    22     (10)

NON-CASH TRANSACTIONS:
Continuing operations
  (Settlement) issuance of long-term debt......... $   (202) $ 202  $   --
                                                   ========  =====  ======
  Transfer of assets to reinsurer................. $   (604) $  --  $   --
                                                   ========  =====  ======
  Repayments of loans from affiliates............. $    300  $  --  $   --
                                                   ========  =====  ======
Discontinued operations
  Fair value of assets acquired................... $     --  $  --  $   34
                                                   ========  =====  ======
  Fair value of liabilities assumed............... $     --  $  --  $    1
                                                   ========  =====  ======
  Payables recorded under contingent
   payment arrangements........................... $     --  $  --  $   12
                                                   ========  =====  ======

Disposal of subsidiary
  Assets disposed................................. $  9,156  $  --  $   --
  Liabilities disposed............................    4,914     --      --
                                                   --------  -----  ------
  Net assets disposed.............................    4,242     --      --
  Cash disposed...................................      672     --      --
                                                   --------  -----  ------
  Net non-cash disposed........................... $  3,570  $  --  $   --
                                                   ========  =====  ======

-----------
/(1)/Net income (loss) includes $564 million, $533 million and $496 million in 2018, 2017 and 2016, respectively, of the discontinued operations that are not included in net income (loss) in the Consolidated Statements of Income
     (Loss).
/(2)/Prior period amounts have been reclassified to conform to current period presentation. See Note 20 for further information.

              See Notes to the Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   Consolidation

   AXA Equitable Life Insurance Company's ("AXA Equitable" and, collectively with its consolidated subsidiaries, the "Company") primary business is providing life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of AXA Equitable Holdings, Inc. ("Holdings"). Prior to the closing of the initial public offering of shares of Holdings' common stock on May 14, 2018 (the "IPO"), Holdings was a wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty, and health insurance and asset management. As of December 31, 2018, AXA owns approximately 59% of the outstanding common stock of Holdings.

   In March 2018, AXA contributed its 0.5% minority interest in AXA Financial, Inc. ("AXA Financial") to Holdings, increasing Holdings' ownership of AXA Financial to 100%. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity (the "AXA Financial Merger"). As a result of the AXA Financial Merger, Holdings assumed all of AXA Financial's liabilities, including two assumption agreements under which it legally assumed primary liability for certain employee benefit plans of AXA Equitable Life and various guarantees for its subsidiaries.

   The accompanying consolidated financial statements represent the consolidated results and financial position of AXA Equitable and not the consolidated results and financial position of Holdings.

   Discontinued Operations

   In the fourth quarter of 2018, the Company transferred its economic interest in the business of AllianceBernstein Holding L.P. ("AB Holding"), AllianceBernstein L.P. ("ABLP") and their subsidiaries (collectively, "AB") to a newly created wholly-owned subsidiary of Holdings (the "AB Business Transfer"). The results of AB are reflected in the Company's consolidated financial statements as a discontinued operation and, therefore, are presented as Assets of disposed subsidiary, Liabilities of disposed subsidiary on the consolidated balance sheets and Net income (loss) from discontinued operations, net of taxes, on the consolidated statements of income (loss). Intercompany transactions between the Company and AB prior to the AB Business Transfer have been eliminated. Ongoing service transactions will be reported as related party transactions going forward. See Note 19 for information on discontinued operations and transactions with AB.

   As a result of the AB Business Transfer, we have reassessed the Company's segment structure and concluded that the Company operates as a single reportable segment as information on a more segmented basis is not evaluated by the Chief Operating Decision Maker and as such there is only a single reporting segment.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

   The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2018", "2017" and "2016" refer to the years ended December 31, 2018, 2017 and 2016, respectively.

   Adoption of New Accounting Pronouncements

                                                     EFFECT ON THE FINANCIAL STATEMENT OR OTHER SIGNIFICANT
                DESCRIPTION                                                 MATTERS
-------------------------------------------------------------------------------------------------------------------
ASU 2014-09: REVENUE FROM CONTRACTS WITH CUSTOMERS (TOPIC 606)
-------------------------------------------------------------------------------------------------------------------
This ASU contains new guidance that           On January 1, 2018, the Company adopted the new revenue
clarifies the principles for recognizing      recognition guidance on a modified retrospective basis. The impact
revenue arising from contracts with           of the adoption of the new revenue recognition guidance related
customers and develops a common revenue       to the disposed subsidiary resulted in an opening retained earnings
standard for U.S. GAAP.                       adjustment to the Company of $8 million. Adoption did not
                                              change the amounts or timing of the Company's revenue
                                              recognition for investment management and advisory fees related to continuing operations.
-------------------------------------------------------------------------------------------------------------------
ASU 2016-01: FINANCIAL INSTRUMENTS -- OVERALL (SUBTOPIC 825-10)
-------------------------------------------------------------------------------------------------------------------
This ASU provides new guidance related to     On January 1, 2018, the Company adopted the new recognition the recognition and measurement of financial  requirements on a modified retrospective basis for changes in the
assets and financial liabilities. The new     fair value of AFS equity securities, resulting in no material
guidance primarily affects the accounting     reclassification adjustment from AOCI to opening retained
for equity investments, financial             earnings for the net unrealized gains, net of tax, related to liabilities under the fair value option, and  approximately $13 million of common stock securities and presentation and disclosure requirements for  eliminated their designation as AFS equity securities. The Company
financial instruments. The FASB also          does not currently report any of its financial liabilities under the
clarified guidance related to the valuation   fair value option.
allowance assessment when recognizing
deferred tax assets resulting from
unrealized losses on AFS debt securities.
The new guidance requires equity investments
in unconsolidated entities, except those
accounted for under the equity method, to be
measured at fair value through earnings,
thereby eliminating the AFS classification
for equity securities with readily
determinable fair values for which changes
in fair value currently were reported
in AOCI.
-------------------------------------------------------------------------------------------------------------------
ASU 2016-15: STATEMENT OF CASH FLOWS (TOPIC 230)
-------------------------------------------------------------------------------------------------------------------
This ASU provides new guidance to simplify    Adoption of this guidance on January 1, 2018, did not have a
elements of cash flow classification. The     material impact on the Company's consolidated financial statements.
new guidance is intended to reduce diversity
in practice in how certain transactions are
classified in the statement of cash flows.
The new guidance requires application of a
retrospective transition method.
-------------------------------------------------------------------------------------------------------------------
ASU 2017-07: COMPENSATION -- RETIREMENT BENEFITS (TOPIC 715)
-------------------------------------------------------------------------------------------------------------------
This ASU provides new guidance on the         On January 1, 2018, the Company adopted the change in the
presentation of net periodic pension and      income statement presentation utilizing the practical expedient for
post-retirement benefit costs that requires   determining the historical components of net benefit costs,
retrospective disaggregation of the service   resulting in no material impact to the consolidated financial
cost component from the other components of   statements. In addition, no changes to the Company's
net benefit costs on the income statement.    capitalization policies with respect to benefit costs resulted from the adoption of the new guidance.
-------------------------------------------------------------------------------------------------------------------
ASU 2017-09: COMPENSATION -- STOCK COMPENSATION (TOPIC 718)
-------------------------------------------------------------------------------------------------------------------
This ASU provides clarity and reduces both    Adoption of this amendment on January 1, 2018 did not have a
1) diversity in practice and 2) cost and      material impact on the Company's consolidated financial statements.
complexity when applying guidance in Topic
718, Compensation -- Stock Compensation, to
a change to the terms or conditions of a
share-based payment award.
-------------------------------------------------------------------------------------------------------------------

                                                    EFFECT ON THE FINANCIAL STATEMENT OR OTHER SIGNIFICANT
                DESCRIPTION                                                 MATTERS
------------------------------------------------------------------------------------------------------------------
ASU 2018-02: INCOME STATEMENT -- REPORTING COMPREHENSIVE INCOME
------------------------------------------------------------------------------------------------------------------
This ASU contains new guidance that permits   The company early adopted the ASU effective October 1, 2018 and
entities to reclassify to retained earnings   recognized the impact in the period of adoption. As a result, the
tax effects "stranded" in AOCI resulting      company reclassified stranded effects resulting from the Tax Act of
from the change in federal tax rate enacted   2017 by decreasing AOCI and increasing retained earnings by
by the Tax Cuts and Jobs Act (the "Tax        $83 million.
Reform Act") on December 22, 2017. If
elected, the stranded tax effects for all
items must be reclassified in AOCI,
including, but not limited to, AFS
securities and employee benefits.
------------------------------------------------------------------------------------------------------------------
ASU 2018-14: COMPENSATION -- RETIREMENT BENEFITS -- DEFINED BENEFIT PLANS -- GENERAL (SUBTOPIC 715-20)
------------------------------------------------------------------------------------------------------------------
This ASU improves the effectiveness of        Effective for the year ended December 31, 2018 the Company disclosures related to defined benefit plans  early adopted new guidance that amends the disclosure guidance
in the notes to the financial statements.     for employee benefit plans, applied on a retrospective basis to all
The amendments in this ASU remove             periods presented. See Note 13 for additional information
disclosures that are no longer considered     regarding the Company's employee benefit plans.
cost beneficial, clarify the specific
requirements of disclosures, and add new,
relevant disclosure requirements.

   Future Adoption of New Accounting Pronouncements

                                                                        EFFECT ON THE FINANCIAL
                                                                          STATEMENT OR OTHER
         DESCRIPTION           EFFECTIVE DATE AND METHOD OF ADOPTION      SIGNIFICANT MATTERS
---------------------------------------------------------------------------------------------------
ASU 2018-17: CONSOLIDATION (TOPIC 810): TARGETED IMPROVEMENTS TO RELATED PARTY GUIDANCE FOR
VARIABLE INTEREST ENTITIES
---------------------------------------------------------------------------------------------------
This ASU provides guidance             Effective for fiscal years    Management currently is
requiring that indirect                beginning after December 15,  evaluating the impact that
interests held through                 2019, and interim periods     adoption of this guidance
related parties in common              within those fiscal years.    will have on the Company's
control arrangements be                Early adoption is permitted.  consolidated financial
considered on a proportional           All entities are required to  statements and
basis for determining whether          apply the amendments in this  related disclosures.
fees paid to decision makers           update retrospectively with a
and service providers are              cumulative-effect adjustment
variable interests.                    to retained earnings at the
                                       beginning of the earliest
                                       period presented.
---------------------------------------------------------------------------------------------------
ASU 2018-13: FAIR VALUE MEASUREMENT (TOPIC 820)
---------------------------------------------------------------------------------------------------
This ASU improves the                  Effective for fiscal years    Management currently is
effectiveness of fair value            beginning after December 15,  evaluating the impact of the
disclosures in the notes to            2019. Early adoption is       guidance on the Company's
financial statements.                  permitted, with the option to financial statement
Amendments in this ASU impact          early adopt amendments to     disclosures but has concluded
the disclosure requirements            remove or modify disclosures, that this guidance will not
in Topic 820, including the            with full adoption of         impact the Company's
removal, modification and              additional disclosure         consolidated financial
addition to existing                   requirements delayed until    position or results
disclosure requirements.               the stated effective date.    of operations.
                                       Amendments on changes in
                                       unrealized gains and losses,
                                       the range and weighted
                                       average of significant
                                       unobservable inputs used to
                                       develop Level 3 fair value
                                       measurements, and the
                                       narrative description of
                                       measurement uncertainty
                                       should be applied
                                       prospectively. All other
                                       amendments should be
                                       applied retrospectively.
---------------------------------------------------------------------------------------------------

                                                                        EFFECT ON THE FINANCIAL
                                                                          STATEMENT OR OTHER
         DESCRIPTION           EFFECTIVE DATE AND METHOD OF ADOPTION      SIGNIFICANT MATTERS
---------------------------------------------------------------------------------------------------
ASU 2018-12: FINANCIAL SERVICES -- INSURANCE (TOPIC 944)
---------------------------------------------------------------------------------------------------
This ASU provides targeted             Effective date for public     Management currently is
improvements to existing               business entities for fiscal  evaluating the impact that
recognition, measurement,              years and interim periods     adoption of this guidance
presentation, and disclosure           with those fiscal years,      will have on the Company's
requirements for                       beginning after December 31,  consolidated financial
long-duration contracts                2020. Early adoption          statements and related
issued by an insurance                 is permitted.                 disclosures. The Company has
entity. The ASU primarily                                            formed a project
impacts four key                       For the liability for future  implementation team to work
areas, including:                      policyholder benefits for     on compiling all significant
                                       traditional and limited       information needed to assess
Measurement of the liability           payment contracts, companies  the impact of the new
for future policy benefits             can elect one of two adoption guidance, including changes
for traditional and limited            methods. Companies can either to system requirements and
payment contracts. The ASU             elect a modified              internal controls. The
requires companies to review,          retrospective transition      Company expects adoption of
and if necessary update, cash          method applied to contracts   the ASU will have a
flow assumptions at least              in force as of the beginning  significant impact on its
annually for                           of the earliest period        consolidated financial
non-participating traditional          presented on the basis of     condition, results of
and limited-payment insurance          their existing carrying       operations, cash flows and
contracts. Interest rates              amounts, adjusted for the     required disclosures, as well
used to discount the                   removal of any related        as processes and controls.
liability will need to be              amounts in AOCI or a full
updated quarterly using an             retrospective transition
upper medium grade (low                method using actual
credit risk) fixed-income              historical experience
instrument yield.                      information as of contract
                                       inception. The same adoption
Measurement of market risk             method must be used for
benefits ("MRBs"). MRBs, as            deferred acquisition costs.
defined under the ASU, will
encompass certain GMxB                 For MRBs, the ASU should be
features associated with               applied retrospectively as of
variable annuity products and          the earliest period presented
other general account                  by a retrospective
annuities with other than              application to all prior
nominal market risk. The ASU           periods.
requires MRBs to be measured
at fair value with changes in          For deferred acquisition
value attributable to changes          costs, companies can elect
in instrument-specific credit          one of two adoption
risk recognized in OCI.                methods. Companies can either
                                       elect a modified
Amortization of deferred               retrospective transition
acquisition costs. The ASU             method applied to contracts
simplifies the amortization            in force as of the beginning
of deferred acquisition costs          of the earliest period
and other balances amortized           presented on the basis of
in proportion to premiums,             their existing carrying
gross profits, or gross                amounts, adjusted for the
margins, requiring such                removal of any related
balances to be amortized on a          amounts in AOCI or a full
constant level basis over the          retrospective transition
expected term of the                   method using actual
contracts. Deferred costs              historical experience
will be required to be                 information as of contract
written off for unexpected             inception. The same adoption
contract terminations but              method must be used for the
will not be subject to                 liability for future
impairment testing.                    policyholder benefits for
                                       traditional and limited
Expanded footnote                      payment contracts.
disclosures. The ASU requires
additional disclosures
including disaggregated
rollforwards of beginning to
ending balances of the
liability for future policy
benefits, policyholder
account balances, MRBs,
separate account liabilities
and deferred acquisition
costs. Companies will also be
required to disclose
information about significant
inputs, judgements,
assumptions and methods used
in measurement.
---------------------------------------------------------------------------------------------------


                                                                     EFFECT ON THE FINANCIAL STATEMENT OR OTHER
         DESCRIPTION           EFFECTIVE DATE AND METHOD OF ADOPTION            SIGNIFICANT MATTERS
---------------------------------------------------------------------------------------------------------------
ASU 2018-07: COMPENSATION -- STOCK COMPENSATION (TOPIC 718)
---------------------------------------------------------------------------------------------------------------
This ASU contains new                  Effective for public business              The Company has granted
guidance that largely aligns           entities for fiscal years                  share-based payment awards
the accounting for                     beginning after December 15,               only to employees as defined
share-based payment awards             2018, including interim                    by accounting guidance and
issued to employees and                periods, with early                        does not expect this guidance
non-employees.                         adoption permitted.                        will have a material impact
                                                                                  on its consolidated
                                                                                  financial statements.
---------------------------------------------------------------------------------------------------------------
ASU 2017-12: DERIVATIVES AND HEDGING (TOPIC 815)
---------------------------------------------------------------------------------------------------------------
The amendments in this ASU             Effective for fiscal years                 Management does not expect
better align an entity's risk          beginning after December 15,               this guidance will have a
management activities and              2018 and interim periods                   material impact on the
financial reporting for                within those fiscal years,                 Company's consolidated
hedging relationships through          with early adoption                        financial statements.
changes to both the                    permitted. The effect of
designation and measurement            adoption should be reflected
guidance for qualifying                as of the beginning of the
hedging relationships and the          fiscal year of adoption.
presentation of hedge results.
---------------------------------------------------------------------------------------------------------------
ASU 2017-08: RECEIVABLES -- NONREFUNDABLE FEES AND OTHER COSTS (SUBTOPIC 310-20)
---------------------------------------------------------------------------------------------------------------
This ASU requires certain              Effective for interim and                  Management does not expect
premiums on callable debt              annual periods beginning                   this guidance will have a
securities to be amortized to          after December 15, 2018, with              material impact on the
the earliest call date and is          early adoption permitted and               Company's consolidated
intended to better align               is to be applied on a                      financial statements.
interest income recognition            modified retrospective basis.
with the manner in which
market participants price
these instruments.
---------------------------------------------------------------------------------------------------------------
ASU 2016-13: FINANCIAL INSTRUMENTS -- CREDIT LOSSES (TOPIC 326)
---------------------------------------------------------------------------------------------------------------
This ASU contains new                  Effective for fiscal years                 Management currently is
guidance which introduces an           beginning after December 15,               evaluating the impact that
approach based on expected             2019, including interim                    adoption of this guidance
losses to estimate credit              periods within those fiscal                will have on the Company's
losses on certain types of             years. Early adoption is                   consolidated financial
financial instruments. It              permitted for fiscal years                 statements. Although early
also modifies the impairment           beginning after December 15,               adoption is permitted, the
model for available-for-sale           2018, including interim                    Company expects to adopt ASU
debt securities and provides           periods within those fiscal                2016-13 when it becomes
for a simplified accounting            years. These amendments                    effective for the Company on
model for purchased financial          should be applied through a                January 1, 2020.
assets with credit                     cumulative-effect adjustment
deterioration since                    to retained earnings as of
their origination.                     the beginning of the first
                                       reporting period in which the
                                       guidance is effective.
---------------------------------------------------------------------------------------------------------------
ASU 2016-02: LEASES (TOPIC 842)
---------------------------------------------------------------------------------------------------------------
This ASU contains revised              Effective for fiscal years                 The Company adopted ASU
guidance to lease accounting           beginning after December 15,               2016-02, as well as other
that will require lessees to           2018, including interim                    related clarifications and
recognize on the balance               periods within those fiscal                interpretive guidance issued
sheet a "right-of-use" asset           years, for public business                 by the FASB effective
and a lease liability for              entities. Early application                January 1, 2019. The Company
virtually all lease                    is permitted. Lessees and                  has identified its
arrangements, including those          lessors are required to apply              significant existing leases,
embedded in other contracts.           a modified retrospective                   which primarily include real
Lessor accounting will remain          transition approach, which                 estate leases for office
substantially unchanged from           includes optional practical                space, that will be impacted
the current model but has              expedients that entities may               by the new guidance. The
been updated to align with             elect to apply. In July 2018,              Company's adoption of this
certain changes made to the            the FASB issued ASU 2018-11                guidance is expected to
lessee model.                          which allows for an                        result in a material impact
                                       additional transition method.              on the consolidated balance
                                       The Company will adopt the                 sheets, however it will not
                                       standard utilizing the                     have a material impact on the
                                       additional transition method,              Consolidated Statement of
                                       which allows entities to                   Income (Loss). The Company's
                                       initially apply the new                    adoption of this guidance
                                       leases standard at the                     will result in the
                                       adoption date.                             recognition, as of January 1,
                                                                                  2019, of additional right of
                                                                                  use (RoU) operating lease
                                                                                  assets ranging from
                                                                                  $300 million to $400 million
                                                                                  and operating lease
                                                                                  liabilities ranging from
                                                                                  $400 million to $500 million,
                                                                                  respectively.
                                                                                  The adoption of this standard
                                                                                  will not have a significant
                                                                                  impact on opening
                                                                                  retained earnings.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in other comprehensive income ("OCI"), net of policy related amounts and deferred income taxes. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity and continued viability of the issuer.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income is stated at depreciated cost less valuation allowances.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

   Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the statements of Net income (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2018, 2017 and 2016 the carrying value of COLI was $873 million, $911 million and $892 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities". The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Net derivative gains (losses)" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Securities Repurchase and Reverse Repurchase Agreements

   Securities repurchase and reverse repurchase transactions involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Transfers of securities under these agreements to repurchase or resell are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing or lending arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales or purchases with related forward repurchase or resale commitments. All of the Company's securities repurchase transactions are accounted for as collateralized borrowings with the related obligations distinctly captioned in the consolidated balance sheets. Earnings from investing activities related to the cash received under the Company's securities repurchase arrangements are reported in the consolidated statements of income (loss) as "Net investment income" and the associated borrowing cost is reported as "Interest expense." The Company has not actively engaged in securities reverse repurchase transactions.

   Commercial and Agricultural Mortgage Loans on Real Estate

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy or words or actions that indicate imminent default or abandonment of property.

      . Payment status (current vs. delinquent) -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problem mortgages but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans, a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan-specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading and equity securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block's policyholders' dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. See Note 7 for additional information regarding determining the fair value of financial instruments.

   Recognition of Insurance Income and Related Expenses

   Deposits related to universal life ("UL") and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC is amortized to Amortization of deferred policy acquisition costs of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   AMORTIZATION POLICY

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, embedded derivatives and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a Reversion to the Mean ("RTM") approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2018, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Accounts fees) and 0.0% ((2.3)% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2018, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.7% grading to 4.3% over six years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings
   (loss) in the period such deficiency occurs.

   For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the

   Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as Premiums ceded (assumed); and Amounts due from reinsurers (Amounts due to reinsurers) are established.

   Amounts currently recoverable under reinsurance agreements are included in Amounts due from reinsurers and amounts currently payable are included in Amounts due to reinsurers. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   Premiums, Policy charges and fee income and Policyholders' benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value with changes in estimated fair value reported in Net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   Policyholder Bonus Interest Credits

   Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets in the consolidated balance sheets and amortization is included in Interest credited to policyholders' account balances in the consolidated statements of income (loss).

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

   For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial insurance assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.5% to 6.3% (weighted average of 5.0%) for approximately 99.2% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.8%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Funding agreements are also reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits ("GMDB") and/or contain a guaranteed minimum living benefit ("GMLB," and together with GMDB, the "GMxB features") which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit ("GMIB") base. The Company previously issued certain variable annuity products with and guaranteed income benefit ("GIB") features, guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features. The Company has also assumed reinsurance for products with GMxB features.

   Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   Products that have a GMIB feature with a no-lapse guarantee rider ("GMIBNLG"), GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively "GMxB derivative features") are considered either freestanding or embedded derivatives and discussed below under ("Embedded and Freestanding Insurance Derivatives").

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves have been recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of profits followed by losses is exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these Profits Followed by Losses ("PFBL") using a dynamic approach that changes over time as the projection of future losses change.

   Embedded and Freestanding Insurance Derivatives

   Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

   Additionally, the Company cedes and assumes reinsurance of products with GMxB features, which are considered either an embedded or freestanding derivative and measured at fair value. The GMxB reinsurance contract asset and liabilities' fair values reflect the present value of reinsurance premiums and recoveries and risk margins over a range of market-consistent economic scenarios.

   Changes in the fair value of embedded and freestanding derivatives are reported in Net derivative gains (losses). Embedded derivatives in direct and assumed reinsurance contracts are reported in Future policyholders' benefits and other policyholders' liabilities and embedded derivatives in ceded reinsurance contracts are reported in the GMIB reinsurance contract asset, at fair value in the consolidated balance sheets.

   Embedded and freestanding insurance derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent "excess" fees and are reported in Policy charges and fee income.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

   Separate Accounts

   Generally, Separate Accounts established under New York State and Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings
   (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss). For 2018, 2017 and 2016, investment results of such Separate Accounts were losses of $7.2 billion, and gains of $16.7 billion and $8.2 billion, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in revenues or expenses. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other trading in the consolidated balance sheets.

   Broker-Dealer Revenues, Receivables and Payables

   AXA Advisors and certain of the Company's other subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in Other income in the Company's consolidated statement of income
   (loss).

   Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

   Internal-use Software

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized software costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software's useful life such that acceleration of amortization over a shorter period than initially determined would be required.

   Long-Term Debt

   Liabilities for long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within Interest expense in the consolidated statements of income (loss). See Note 11 for additional information regarding long-term debt.

   Income Taxes

   The Company and certain of its consolidated subsidiaries and affiliates file a consolidated federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   Recognition of Investment Management and Service Fees and Related Expenses

   INVESTMENT MANAGEMENT, ADVISORY AND SERVICE FEES

   Reported as Investment management and service fees in the Company's consolidated statements of income (loss) are investment management and administrative service fees earned by AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") as well as certain asset-based fees associated with insurance contracts.

   AXA Equitable FMG provides investment management and administrative services, such as fund accounting and compliance services, to AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT") and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the "Other AXA Trusts"). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of assets under management ("AUM"), are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

   Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in Other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

   DISTRIBUTION SERVICES

   Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT and VIP Trust shares to separate accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

   Most open-end management investment companies, such as U.S. funds and the EQAT and VIP Trusts and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares ("12b-1 Fees"). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

   The Company records 12b-1 fees monthly based upon a percentage of the net asset value ("NAV") of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

   OTHER REVENUES

   Also reported as Investment management and service fees in the Company's consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

   OTHER INCOME

   Revenues from contracts with customers reported as Other Income in the Company's consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company's subsidiary broker-dealer operations and sales commissions from the Company's general agent for the distribution of non-affiliate insurers' life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined.

   Discontinued Operations

   The results of operations of a component of the Company that has been disposed of are reported in discontinued operations if certain criteria are met; such as if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results. The results of AB are reflected in the Company's consolidated financial statements as discontinued operations and, therefore, are presented as assets and liabilities of disposed subsidiary on the consolidated balance sheets and net income (loss) from discontinued operations, net of taxes and noncontrolling interest on the consolidated statements of income
   (loss). Intercompany transactions between the Company and AB prior to the disposal have been eliminated. See Note 19 for information on discontinued operations and transactions with AB.

   Assumption Updates and Model Changes

   In 2018, the Company began conducting its annual review of our assumptions and models during the third quarter, consistent with industry practice. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and deferred sales inducement assets ("DSI"). As a result of this review, some assumptions were updated, resulting in increases and decreases in the carrying values of these product liabilities and assets.

   The net impact of assumption changes in the third quarter of 2018 decreased Policy charges and fee income by $12 million, decreased Policyholders' benefits by $684 million, increased Net derivative losses by $1.1 billion, and decreased the Amortization of DAC by $165 million. This resulted in a decrease in the third quarter of 2018 in Income (loss) from operations, before income taxes of $228 million and decreased Net income (loss) by approximately $187 million.

   In 2017, the Company made several assumption updates and model changes, including the following: (1) updated the expectation of long-term Separate Accounts volatility used in estimating policyholders' benefits for variable annuities with GMDB and GMIB guarantees and variable universal life contracts with secondary guarantees; (2) updated the estimated duration used to calculate policyholders' benefits for variable annuities with GMDB and GMIB guarantees and the period over which DAC is amortized; (3) updated policyholder behavior assumptions based on emerging experience, including expectations of long-term lapse and partial withdrawal rates for variable annuities with GMxB features; (4) updated premium funding assumptions for certain universal life and variable universal life products with secondary guarantees; (5) completed its periodic review and updated its long-term mortality assumption for universal, variable universal and traditional life products; (6) updated the assumption for long-term General Account spread and yield assumptions in the DAC amortization and loss recognition testing calculations for universal life, variable universal life and deferred annuity business lines; (7) updated our maintenance expense assumption for universal life and variable universal life products; and (8) implemented other actuarial assumption updates and model changes, resulting in the full release of the reserve. The net impact of assumption changes in 2017 increased Policyholders' benefits by $23 million, decreased the Amortization of DAC by $247 million, decreased Policy charges and fee income by $88 million, increased the fair value of our GMIB reinsurance asset by $1.5 billion and decreased the fair value of the GMIBNLG liability by $447 million. This resulted in an increase in Income (loss) from operations, before income taxes of $1.7 billion and increased Net income by approximately $1.1 billion.

   In 2016, the Company made several assumption updates and model changes including the following (1) updated the premium funding assumption used in setting variable life policyholder benefit reserves; (2) made changes in the model used in calculating premium loads, which increased interest sensitive life policyholder benefit reserves;
   (3) updated its mortality assumption for certain variable interest-sensitive life ("VISL") products as a result of favorable mortality experience for some of its older products and unfavorable mortality experience on some of its newer products and (4) updated the General Account spread and yield assumptions for certain VISL products to reflect lower expected investment yields. The net impact of assumption updates and model changes in 2016 decreased Policyholders' benefits by $135 million, increased the Amortization of DAC by $193 million, increased Policy charges and fee income by $35 million, decreased Income (loss) from operations, before income taxes by $23 million and decreased Net income by approximately $15 million.

   Revision of Prior Year Financial Statements

   During the fourth quarter of 2018, the Company identified certain cash flows that were incorrectly classified in the Company's consolidated statements of cash flows. The Company has determined that these mis-classifications were not material to the financial statements of any period. However, in order to improve the consistency and comparability of the financial statements, management revised the consolidated statements of cash flows for the year ended December 31, 2017. See Note 21 for further information.

   Reclassification of DAC Capitalization

   During the fourth quarter of 2018, the Company changed the presentation of the capitalization of deferred policy acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments and Other operating costs and expenses. Previously, the Company had netted the capitalized amounts within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Comprehensive income of this reclassification.

   The reclassification adjustments for the years ended December 31, 2017 and 2016 are presented in the table below. Capitalization of DAC reclassified to Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses reduced the amounts previously reported in those expense line items, while the capitalization of DAC reclassified from the Amortization of deferred policy acquisition costs line item increases that expense line item.

                                                          Years Ended December 31,
                                                        ----------------------------
                                                             2017           2016
                                                        --------------- ------------
                                                               (in millions)
REDUCTIONS TO EXPENSE LINE ITEMS:
  Compensation and benefits............................ $           128 $        128
  Commissions and distribution plan payments...........             443          460
  Other operating costs and expenses...................               7            6
                                                        --------------- ------------
   Total reductions.................................... $           578 $        594
                                                        =============== ============
INCREASE TO EXPENSE LINE ITEM:
                                                        --------------- ------------
  Amortization of deferred policy acquisition costs.... $           578 $        594
                                                        =============== ============

3) INVESTMENTS

   Fixed Maturities

   The following tables provide information relating to fixed maturities classified as AFS. As a result of the adoption of "Financial
   Instruments -- Recognition and Measurement of Financial Assets and Financial Liabilities" (ASU 2016-01) on January 1, 2018 (see Note 2), equity securities are no longer classified and accounted for as available-for-sale securities.

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                            GROSS        GROSS
                                              AMORTIZED   UNREALIZED   UNREALIZED                 OTTI
                                                COST        GAINS        LOSSES    FAIR VALUE  IN AOCI/(4)/
                                              ---------- ------------- ----------- ----------- ------------
                                                                      (IN MILLIONS)
DECEMBER 31, 2018:
------------------
Fixed Maturities:
  Corporate/(1)/............................. $   26,690 $         385 $       699 $    26,376 $         --
  U.S. Treasury, government and agency.......     13,646           143         454      13,335           --
  States and political subdivisions..........        408            47           1         454           --
  Foreign governments........................        515            17          13         519           --
  Residential mortgage-backed/(2)/...........        193             9          --         202           --
  Asset-backed/(3)/..........................        600             1          11         590            2
  Redeemable preferred stock.................        440            16          17         439           --
                                              ---------- ------------- ----------- ----------- ------------

TOTAL AT DECEMBER 31, 2018................... $   42,492 $         618 $     1,195 $    41,915 $          2
                                              ========== ============= =========== =========== ============

December 31, 2017:
------------------
Fixed Maturities:
  Corporate/(1)/............................. $   20,596 $         942 $        56 $    21,482 $         --
  U.S. Treasury, government and agency.......     12,644           676         185      13,135           --
  States and political subdivisions..........        414            67          --         481           --
  Foreign governments........................        387            27           5         409           --
  Residential mortgage-backed/(2)/...........        236            15          --         251           --
  Asset-backed/(3)/..........................         93             3          --          96            2
  Redeemable preferred stock.................        461            44           1         504           --
                                              ---------- ------------- ----------- ----------- ------------
   Total Fixed Maturities....................     34,831         1,774         247      36,358            2

Equity securities............................        157            --          --         157           --
                                              ---------- ------------- ----------- ----------- ------------

Total at December 31, 2017................... $   34,988 $       1,774 $       247 $    36,515 $          2
                                              ========== ============= =========== =========== ============

   --------
   /(1)/Corporate fixed maturities include both public and private issues. /(2)/Includes publicly traded agency pass-through securities and collateralized obligations.
   /(3)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(4)/Amounts represent OTTI losses in AOCI, which were not included in income (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities at December 31, 2018 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

         CONTRACTUAL MATURITIES OF AVAILABLE-FOR-SALE FIXED MATURITIES

                                                        AMORTIZED
                                                          COST     FAIR VALUE
                                                        ---------- ----------
                                                            (IN MILLIONS)
DECEMBER 31, 2018:
Due in one year or less................................ $    2,085 $    2,090
Due in years two through five..........................      8,087      8,141
Due in years six through ten...........................     14,337     14,214
Due after ten years....................................     16,750     16,239
                                                        ---------- ----------
   Subtotal............................................     41,259     40,684
Residential mortgage-backed securities.................        193        202
Asset-backed securities................................        600        590
Redeemable preferred stock.............................        440        439
                                                        ---------- ----------
TOTAL AT DECEMBER 31, 2018............................. $   42,492 $   41,915
                                                        ========== ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities for the years ended December 31, 2018, 2017 and 2016:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------
                                                      2018       2017       2016
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
Proceeds from sales............................... $   7,136  $   7,232  $   4,324
                                                   =========  =========  =========
Gross gains on sales.............................. $     145  $      98  $     111
                                                   =========  =========  =========
Gross losses on sales............................. $    (103) $    (211) $     (58)
                                                   =========  =========  =========
Total OTTI........................................ $     (37) $     (13) $     (65)
Non-credit losses recognized in OCI...............        --         --         --
                                                   ---------  ---------  ---------
Credit losses recognized in net income (loss)..... $     (37) $     (13) $     (65)
                                                   =========  =========  =========

   The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts:

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                          2018      2017
                                                        --------  --------
                                                           (IN MILLIONS)
Balances at January 1,................................. $    (10) $   (190)
Previously recognized impairments on securities that
  matured, paid, prepaid or sold.......................        1       193
Recognized impairments on securities impaired to fair
  value this period/(1)/...............................       --        --
Impairments recognized this period on securities not
  previously impaired..................................      (37)      (13)
Additional impairments this period on securities
  previously impaired..................................       --        --
Increases due to passage of time on previously
  recorded credit losses...............................       --        --
Accretion of previously recognized impairments due to
  increases in expected cash flows.....................       --        --
                                                        --------  --------
Balances at December 31,............................... $    (46) $    (10)
                                                        ========  ========

   --------
   /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                             AS OF DECEMBER 31,
                                                            --------------------
                                                              2018       2017
                                                            --------  ----------
                                                               (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss.......................................... $     --  $        1
   All other...............................................     (577)      1,526
                                                            --------  ----------
Net Unrealized Gains (Losses).............................. $   (577) $    1,527
                                                            ========  ==========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturities on which an OTTI loss has been recognized and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                               AOCI GAIN
                                                                                                                 (LOSS)
                                               NET UNREALIZED                                   DEFERRED       RELATED TO
                                                   GAINS                                         INCOME      NET UNREALIZED
                                                (LOSSES) ON                   POLICYHOLDERS'    TAX ASSET      INVESTMENT
                                                INVESTMENTS         DAC        LIABILITIES     (LIABILITY)   GAINS (LOSSES)
                                              ---------------  ------------  ---------------  ------------  ----------------
                                                                               (IN MILLIONS)
BALANCE, JANUARY 1, 2018..................... $             1  $          1  $            (1) $         (5) $             (4)
Net investment gains (losses) arising during
  the period.................................              (1)           --               --            --                (1)
Reclassification adjustment:
   Included in Net income (loss).............              --            --               --            --                --
   Excluded from Net income (loss)/(1)/......              --            --               --            --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................              --            (1)              --            --                (1)
   Deferred income taxes.....................              --            --               --             5                 5
   Policyholders' liabilities................              --            --                1            --                 1
                                              ---------------  ------------  ---------------  ------------  ----------------
BALANCE, DECEMBER 31, 2018................... $            --  $         --  $            --  $         --  $             --
                                              ===============  ============  ===============  ============  ================

Balance, January 1, 2017..................... $            19  $         (1) $           (10) $         (3) $              5
Net investment gains (losses) arising during
  the period.................................             (18)           --               --            --               (18)
Reclassification adjustment:
   Included in Net income (loss).............              --            --               --            --                --
   Excluded from Net income (loss)/(1)/......              --            --               --            --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................              --             2               --            --                 2
   Deferred income taxes.....................              --            --               --            (2)               (2)
   Policyholders' liabilities................              --            --                9            --                 9
                                              ---------------  ------------  ---------------  ------------  ----------------
Balance, December 31, 2017................... $             1  $          1  $            (1) $         (5) $             (4)
                                              ===============  ============  ===============  ============  ================

   --------
  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in income (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                   NET                                                     AOCI GAIN (LOSS)
                                               UNREALIZED                                    DEFERRED         RELATED TO
                                                  GAINS                                       INCOME        NET UNREALIZED
                                               (LOSSES) ON                 POLICYHOLDERS'    TAX ASSET        INVESTMENT
                                               INVESTMENTS       DAC        LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                              -------------  -----------  ---------------  -------------  -----------------
                                                                              (IN MILLIONS)
BALANCE, JANUARY 1, 2018..................... $       1,526  $      (315) $          (232) $        (300) $             679
Net investment gains (losses) arising during
  the period.................................        (2,098)          --               --             --             (2,098)
Reclassification adjustment:
   Included in Net income (loss).............            (5)          --               --             --                 (5)
   Excluded from Net income (loss)/(1)/......            --           --               --             --                 --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --          354               --             --                354
   Deferred income taxes/(2)/................            --           --               --            425                425
   Policyholders' liabilities................            --           --              177             --                177
                                              -------------  -----------  ---------------  -------------  -----------------
BALANCE, DECEMBER 31, 2018................... $        (577) $        39  $           (55) $         125  $            (468)
                                              =============  ===========  ===============  =============  =================

Balance, January 1, 2017..................... $         428  $      (104) $          (188) $         (47) $              89
Net investment gains (losses) arising during
  the period.................................         1,085           --               --             --              1,085
Reclassification adjustment:
   Included in Net income (loss).............            13           --               --             --                 13
   Excluded from Net income (loss)/(1)/......            --           --               --             --                 --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --         (211)              --             --               (211)
   Deferred income taxes.....................            --           --               --           (253)              (253)
   Policyholders' liabilities................            --           --              (44)            --                (44)
                                              -------------  -----------  ---------------  -------------  -----------------
Balance, December 31, 2017................... $       1,526  $      (315) $          (232) $        (300) $             679
                                              =============  ===========  ===============  =============  =================

   --------
  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in income (loss) for securities with no prior OTTI loss.
  /(2)/Includes a $86 million income tax benefit from the impact of adoption of ASU 2018-02.

   The following tables disclose the fair values and gross unrealized losses of the 1,471 issues at December 31, 2018 and the 620 issues at December 31, 2017 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                              --------------------- --------------------- ---------------------
                                                           GROSS                 GROSS                 GROSS
                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                              ---------- ---------- ---------- ---------- ---------- ----------
                                                                        (IN MILLIONS)
DECEMBER 31, 2018:
------------------
Fixed Maturities:
  Corporate.................................. $    8,369 $      306 $    6,161 $      393 $   14,530 $      699
  U.S. Treasury, government and agency.......      2,636         68      3,154        386      5,790        454
  States and political subdivisions..........         --         --         19          1         19          1
  Foreign governments........................        109          3         76         10        185         13
  Residential mortgage-backed................         --         --         13         --         13         --
  Asset-backed...............................        558         11          6         --        564         11
  Redeemable preferred stock.................        160         12         31          5        191         17
                                              ---------- ---------- ---------- ---------- ---------- ----------

Total........................................ $   11,832 $      400 $    9,460 $      795 $   21,292 $    1,195
                                              ========== ========== ========== ========== ========== ==========
December 31, 2017:
------------------
Fixed Maturities:
  Corporate.................................. $    2,102 $       17 $    1,163 $       39 $    3,265 $       56
  U.S. Treasury, government and agency.......      2,150          6      3,005        179      5,155        185
  States and political subdivisions..........         20         --         --         --         20         --
  Foreign governments........................         11         --         73          5         84          5
  Residential mortgage-backed................         18         --         --         --         18         --
  Asset-backed...............................          7         --          2         --          9         --
  Redeemable preferred stock.................          7         --         12          1         19          1
                                              ---------- ---------- ---------- ---------- ---------- ----------

Total........................................ $    4,315 $       23 $    4,255 $      224 $    8,570 $      247
                                              ========== ========== ========== ========== ========== ==========

   The Company's investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.8% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2018 and 2017 were $210 million and $182 million, respectively.

   Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2018 and 2017, respectively, approximately $1,228 million and $1,309 million, or 2.9% and 3.8%, of the $42,492 million and $34,831 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized (losses) and gains of $(30) million and $5 million at December 31, 2018 and 2017, respectively.

   At December 31, 2018 and 2017, respectively, the $795 million and
   $224 million of gross unrealized losses of twelve months or more were concentrated in corporate and U.S. Treasury, government and agency securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either December 31, 2018 or 2017. At December 31, 2018, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business.

   At December 31, 2018, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $1 million.

   At December 31, 2018 and 2017, respectively, the fair value of the Company's trading account securities was $15,166 million and $12,277 million. Also at December 31, 2018 and 2017, respectively, trading account securities included the General Account's investment in Separate Accounts, which had carrying values of $48 million and $49 million.

   Mortgage Loans

   The payment terms of mortgage loans may from time to time be restructured or modified.

   At December 31, 2018 and 2017, the carrying values of problem commercial mortgage loans on real estate that had been classified as non-accrual loans were $19 million and $19 million, respectively.

   VALUATION ALLOWANCES FOR MORTGAGE LOANS:

   The change in the valuation allowance for credit losses for commercial mortgage loans during the years ended December 31, 2018, 2017 and 2016 was as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                              ------------------------------------
                                                  2018        2017         2016
                                              -----------  ----------- -----------
                                                          (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $         8  $         8 $         6
   Charge-offs...............................          --           --          --
   Recoveries................................          (1)          --          (2)
   Provision.................................          --           --           4
                                              -----------  ----------- -----------
Ending Balance, December 31,................. $         7  $         8 $         8
                                              ===========  =========== ===========

Ending Balance, December 31,.................
   Individually Evaluated for Impairment..... $         7  $         8 $         8
                                              ===========  =========== ===========

   There were no allowances for credit losses for agricultural mortgage loans in 2018, 2017 and 2016.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2018 and 2017. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS

                                                      DEBT SERVICE COVERAGE RATIO/(1)/
                                              -------------------------------------------------
                                                                                          LESS   TOTAL
                                               GREATER  1.8X TO 1.5X TO  1.2X TO 1.0X TO  THAN  MORTGAGE
                                              THAN 2.0X  2.0X    1.8X     1.5X    1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/                     --------- ------- -------- ------- ------- ------ --------
                                                                    (IN MILLIONS)
DECEMBER 31, 2018:
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $     780 $    21 $    247  $   24 $    -- $   -- $  1,072
  50% - 70%..................................     4,908     656    1,146     325     151     --    7,186
  70% - 90%..................................       260      --      117     370      98     --      845
  90% plus...................................        --      --       --      27      --     --       27
                                              --------- ------- --------  ------ ------- ------ --------

Total Commercial Mortgage Loans.............. $   5,948 $   677 $  1,510  $  746 $   249 $   -- $  9,130
                                              ========= ======= ========  ====== ======= ====== ========

AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $     282 $   147 $    267  $  543 $   321 $   51 $  1,611
  50% - 70%..................................       112      46      246     379     224     31    1,038
  70% - 90%..................................        --      --       --      19      27     --       46
  90% plus...................................        --      --       --      --      --     --       --
                                              --------- ------- --------  ------ ------- ------ --------

Total Agricultural Mortgage Loans............ $     394 $   193 $    513  $  941 $   572 $   82 $  2,695
                                              ========= ======= ========  ====== ======= ====== ========

TOTAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $   1,062 $   168 $    514  $  567 $   321 $   51 $  2,683
  50% - 70%..................................     5,020     702    1,392     704     375     31    8,224
  70% - 90%..................................       260      --      117     389     125     --      891
  90% plus...................................        --      --       --      27      --     --       27
                                              --------- ------- --------  ------ ------- ------ --------

Total Mortgage Loans......................... $   6,342 $   870 $  2,023  $1,687 $   821 $   82 $ 11,825
                                              ========= ======= ========  ====== ======= ====== ========

December 31, 2017:
Commercial Mortgage Loans/(1)/
  0% - 50%................................... $     742 $    -- $    320  $   74 $    -- $   -- $  1,136
  50% - 70%..................................     4,088     682    1,066     428     145     --    6,409
  70% - 90%..................................       169     110      196     272      50     --      797
  90% plus...................................        --      --       27      --      --     --       27
                                              --------- ------- --------  ------ ------- ------ --------

Total Commercial Mortgage Loans.............. $   4,999 $   792 $  1,609  $  774 $   195 $   -- $  8,369
                                              ========= ======= ========  ====== ======= ====== ========

Agricultural Mortgage Loans/(1)/
  0% - 50%................................... $     272 $   149 $    275  $  515 $   316 $   30 $  1,557
  50% - 70%..................................       111      46      227     359     221     49    1,013
  70% - 90%..................................        --      --       --       4      --     --        4
  90% plus...................................        --      --       --      --      --     --       --
                                              --------- ------- --------  ------ ------- ------ --------

Total Agricultural Mortgage Loans............ $     383 $   195 $    502  $  878 $   537 $   79 $  2,574
                                              ========= ======= ========  ====== ======= ====== ========

                                                      Debt Service Coverage Ratio/(1)/
                                              -------------------------------------------------
                                                                                          Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x   1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ----- ---------
                                                                     (in millions)

Total Mortgage Loans/(1)/
  0% - 50%...................................  $  1,014  $  149 $    595 $    589  $  316 $  30 $   2,693
  50% - 70%..................................     4,199     728    1,293      787     366    49     7,422
  70% - 90%..................................       169     110      196      276      50    --       801
  90% plus...................................        --      --       27       --      --    --        27
                                               --------  ------ -------- --------  ------ ----- ---------

Total Mortgage Loans.........................  $  5,382  $  987 $  2,111 $  1,652  $  732 $  79 $  10,943
                                               ========  ====== ======== ========  ====== ===== =========

   --------
  /(1)/The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2018 and 2017, respectively:

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                                      RECORDED
                                                                                                     INVESTMENT
                                                                                                     90 DAYS OR
                                                               90                           TOTAL       MORE
                                               30-59  60-89   DAYS                        FINANCING     AND
                                               DAYS   DAYS   OR MORE  TOTAL    CURRENT   RECEIVABLES  ACCRUING
                                              ------- ------ ------- -------- ---------- ----------- -----------
                                                                        (IN MILLIONS)
DECEMBER 31, 2018:
------------------

  Commercial................................. $    -- $   -- $    27 $     27 $    9,103 $     9,130 $        --
  Agricultural...............................      18      8      42       68      2,627       2,695          40
                                              ------- ------ ------- -------- ---------- ----------- -----------
TOTAL MORTGAGE LOANS......................... $    18 $    8 $    69 $     95 $   11,730 $    11,825 $        40
                                              ======= ====== ======= ======== ========== =========== ===========

December 31, 2017:
------------------

  Commercial................................. $    27 $   -- $    -- $     27 $    8,342 $     8,369 $        --
  Agricultural...............................      49      3      22       74      2,500       2,574          22
                                              ------- ------ ------- -------- ---------- ----------- -----------
Total Mortgage Loans......................... $    76 $    3 $    22 $    101 $   10,842 $    10,943 $        22
                                              ======= ====== ======= ======== ========== =========== ===========

   The following table provides information relating to impaired mortgage loans at December 31, 2018 and 2017, respectively:

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL  RELATED     RECORDED       INCOME
                                              INVESTMENT  BALANCE  ALLOWANCE INVESTMENT/(1)/ RECOGNIZED
                                              ---------- --------- --------- --------------  ----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2018:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other.........  $      -- $      -- $      -- $           --   $      --
  Agricultural mortgage loans................          2         2        --             --          --
                                               --------- --------- --------- --------------   ---------
TOTAL........................................  $       2 $       2 $      -- $           --   $      --
                                               ========= ========= ========= ==============   =========

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       31 $       (7) $           27  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------  --------------  ----------
TOTAL........................................ $       27 $       31 $       (7) $           27  $       --
                                              ========== ========== ==========  ==============  ==========

December 31, 2017:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --  $           --  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------  --------------  ----------
Total........................................ $       -- $       -- $       --  $           --  $       --
                                              ========== ========== ==========  ==============  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       31 $       (8) $           27  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------  --------------  ----------
Total........................................ $       27 $       31 $       (8) $           27  $        2
                                              ========== ========== ==========  ==============  ==========

   --------
  /(1)/Represents a five-quarter average of recorded amortized cost.

   Derivatives and Offsetting Assets and Liabilities

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by applicable states' insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of Treasury Inflation-Protected Securities ("TIPS"), which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

   DERIVATIVES UTILIZED TO HEDGE EXPOSURE TO VARIABLE ANNUITIES WITH GUARANTEE FEATURES

   The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   DERIVATIVES UTILIZED TO HEDGE CREDITING RATE EXPOSURE ON SCS, SIO, MSO AND IUL PRODUCTS/INVESTMENT OPTIONS

   The Company hedges crediting rates in the Structured Capital Strategies ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST variable annuity series ("SIO"), Market Stabilizer Option ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers without any basis risk due to market exposures, thereby substantially reducing any exposure to market-related earnings volatility.

   DERIVATIVES USED FOR GENERAL ACCOUNT INVESTMENT PORTFOLIO

   The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDSs in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") or Standard European Corporate Contract ("STEC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   The Company purchased 30-year TIPS and other sovereign bonds, both inflation linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond's coupons and principal at maturity in the bond's specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

   The Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade CDX index. Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

   In 2016, the Company implemented a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. Under this program, the Company derecognized approximately $3,905 million of U.S. Treasury securities for which the Company received proceeds of approximately $3,905 million at inception of the total return swap contract. Under the terms of these swaps, the Company retains ongoing exposure to the total returns of the underlying U.S. Treasury securities in exchange for a financing cost. At December 31, 2018, the aggregate fair value of U.S. Treasury securities derecognized under this program was approximately
   $3,690 million. Reported in Other invested assets in the Company's balance sheet at December 31, 2018 is approximately $24 million, representing the fair value of the total return swap contracts.

   DERIVATIVES USED TO HEDGE CURRENCY FLUCTUATIONS ON AFFILIATED LOANS

   The Company uses foreign exchange derivatives to reduce exposure to currency fluctuations that may arise from non-U.S.-dollar denominated financial instruments. The Company had a currency swap contract with AXA to hedge foreign exchange exposure from affiliated loans, which matured in March 2018.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                             AT DECEMBER 31, 2018

                                                             FAIR VALUE
                                                      ------------------------
                                                                               GAINS (LOSSES)
                                            NOTIONAL     ASSET      LIABILITY    REPORTED IN
                                             AMOUNT   DERIVATIVES  DERIVATIVES EARNINGS (LOSS)
                                            --------- ------------ ----------- ---------------
                                                               (IN MILLIONS)
FREESTANDING DERIVATIVES/(1)(4)/:
Equity contracts:
  Futures.................................. $  10,411 $         -- $        -- $           550
  Swaps....................................     7,697          140         168             675
  Options..................................    21,698        2,119       1,163            (899)
Interest rate contracts:
  Swaps....................................    27,003          632         194            (456)
  Futures..................................    11,448           --          --             118
Credit contracts:
  Credit default swaps.....................     1,282           17          --              (3)
Other freestanding contracts:
  Foreign currency contracts...............     2,097           27          14               6
  Margin...................................        --            7           5              --
  Collateral...............................        --            3       1,564              --

EMBEDDED DERIVATIVES:
  GMIB reinsurance contracts/(4)/..........        --        1,991          --          (1,068)
  GMxB derivative features
   liability/(2)(4)/.......................        --           --       5,431            (786)
  SCS, SIO, MSO and IUL indexed
   features/(3)(4)/........................        --           --         687             853
                                            --------- ------------ ----------- ---------------
   Balances, December 31, 2018............. $  81,636 $      4,936 $     9,226 $        (1,010)
                                            ========= ============ =========== ===============

   --------
  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS, SIO, MSO and IUL indexed features are reported in Policyholders'
       account balances in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

                      Derivative Instruments by Category
                             At December 31, 2017

                                                             Fair Value
                                                       -----------------------
                                                                               Gains (Losses)
                                              Notional    Asset     Liability    Reported In
                                               Amount  Derivatives Derivatives Earnings (Loss)
                                              -------- ----------- ----------- ---------------
                                                                (in millions)
Freestanding Derivatives/(1)(4)/:
Equity contracts:
  Futures.................................... $  2,950 $        --  $       -- $          (655)
  Swaps......................................    4,587           3         125            (842)
  Options....................................   20,630       3,334       1,426           1,203

                                                                   Fair Value
                                                             -----------------------
                                                                                     Gains (Losses)
                                                   Notional     Asset     Liability    Reported In
                                                    Amount   Derivatives Derivatives Earnings (Loss)
                                                   --------- ----------- ----------- ---------------
                                                                     (in millions)
Interest rate contracts:
  Swaps........................................... $  18,988 $       319 $       190 $           655
  Futures.........................................    11,032          --          --             125
Credit contracts:
  Credit default swaps............................     2,057          34           2              21
Other freestanding contracts:
  Foreign currency contracts......................     1,297          11           2             (38)
  Margin..........................................        --          18          --              --
  Collateral......................................        --           3       1,855              --

Embedded Derivatives:
  GMIB reinsurance contracts/(4)/.................        --      10,488          --              69
  GMxB derivative features liability/(2)(4)/......        --          --       4,256           1,592
  SCS, SIO, MSO and IUL indexed features/(3)(4)/..        --          --       1,698          (1,236)
                                                   --------- ----------- ----------- ---------------
   Balances, December 31, 2017.................... $  61,541 $    14,210 $     9,554 $           894
                                                   ========= =========== =========== ===============

   --------
  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS, SIO, MSO and UIL indexed features are reported in Policyholders'
       account balances in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

   Equity-Based and Treasury Futures Contracts Margin

   All outstanding equity-based and treasury futures contracts at December 31, 2018 are exchange-traded and net settled daily in cash. At December 31, 2018, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $245 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $70 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $25 million.

   Collateral Arrangements

   The Company generally has executed a Credit Support Annex ("CSA") under the International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") it maintains with each of its over-the-counter ("OTC") derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. At December 31, 2018 and 2017, respectively, the Company held $1,564 million and $1,855 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in Other invested assets. The Company posted collateral of $3 million and $3 million at December 31, 2018 and 2017, respectively, in the normal operation of its collateral arrangements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the requirements of each respective counterparty. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements, respectively and are reported in the consolidated balance sheets on a gross basis. At December 31, 2018 and 2017, the balance outstanding under securities repurchase transactions was $573 million and $1,887 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see "Obligations under Funding Agreements" in Note 17 -- Commitments and Contingent Liabilities.

   The following table presents information about the Company's offsetting of financial assets and liabilities and derivative instruments at December 31, 2018:

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2018

                                                              GROSS
                                                GROSS         AMOUNT        NET AMOUNT
                                                AMOUNT    OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED  BALANCE SHEETS  BALANCE SHEETS
                                              ----------- -------------- ----------------
                                                             (IN MILLIONS)
ASSETS
  Total Derivatives.......................... $     2,946  $       2,912 $             34
  Other financial instruments................       1,520             --            1,520
                                              -----------  ------------- ----------------
   Other invested assets..................... $     4,466  $       2,912 $          1,554
                                              ===========  ============= ================
LIABILITIES
  Total Derivatives.......................... $     3,109  $       2,912 $            197
  Other financial liabilities................       1,263             --            1,263
                                              -----------  ------------- ----------------
   Other liabilities......................... $     4,372  $       2,912 $          1,460
                                              ===========  ============= ================
  Securities sold under agreement to
   repurchase/(1)/........................... $       571  $          -- $            571
                                              ===========  ============= ================

   --------
  /(1)/Excludes expense of $2 million in securities sold under agreement to repurchase.

   The following table presents information about the Company's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2018.

       COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2018

                                               NET AMOUNT  COLLATERAL (RECEIVED)/HELD
                                              PRESENTED IN ------------------------
                                              THE BALANCE   FINANCIAL                    NET
                                                 SHEETS    INSTRUMENTS    CASH/(3)/     AMOUNT
                                              ------------ -----------   -----------  ---------
                                                                (IN MILLIONS)
ASSETS
  Total Derivatives.......................... $      1,397 $        --   $    (1,363) $      34
  Other financial instruments................        1,520          --            --      1,520
                                              ------------ -----------   -----------  ---------
   Other invested assets..................... $      2,917 $        --   $    (1,363) $   1,554
                                              ============ ===========   ===========  =========
LIABILITIES
  Total Derivatives.......................... $        197 $        --   $        --  $     197
  Other financial liabilities................        1,263          --            --      1,263
                                              ------------ -----------   -----------  ---------
   Other liabilities......................... $      1,460 $        --   $        --  $   1,460
                                              ============ ===========   ===========  =========
  Securities sold under agreement to
   repurchase/(1)(2)(3)/..................... $        571 $      (588)  $        --  $     (17)
                                              ============ ===========   ===========  =========

   --------
  /(1)/Excludes expense of $2 million in securities sold under agreement to repurchase.
   /(2)/US Treasury and agency securities are in fixed maturities available-for-sale on the consolidated balance sheets.
  /(3)/Cash is in Cash and cash equivalents on consolidated balance sheets.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2018:

           REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS
                               DECEMBER 31, 2018

                                                   REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              ----------------------------------------------------------
                                              OVERNIGHT AND  UP TO 30   30-90  GREATER THAN
                                               CONTINUOUS      DAYS     DAYS     90 DAYS        TOTAL
                                              -------------- --------- ------- ------------- -----------
                                                                    (IN MILLIONS)
Securities sold under agreement
  to repurchase/(1)/
  U.S. Treasury and agency securities........ $           -- $     571 $    -- $          -- $       571
                                              -------------- --------- ------- ------------- -----------
Total........................................ $           -- $     571 $    -- $          -- $       571
                                              ============== ========= ======= ============= ===========

   --------
   /(1)/Excludes expense of $2 million in securities sold under agreement to repurchase.

   The following table presents information about the Company's offsetting of financial assets and liabilities and derivative instruments at December 31, 2017.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2017

                                                               Gross
                                                 Gross         Amount         Net Amount
                                                 Amount    Offset in the   Presented in the
                                               Recognized  Balance Sheets   Balance Sheets
                                              ------------ --------------- ----------------
                                                              (in millions)
Assets
  Total Derivatives.......................... $      3,740 $         3,614 $            126
  Other financial instruments................        1,704              --            1,704
                                              ------------ --------------- ----------------
   Other invested assets..................... $      5,444 $         3,614 $          1,830
                                              ============ =============== ================
Liabilities
  Total Derivatives.......................... $      3,614 $         3,614 $             --
  Other financial liabilities................        1,242              --            1,242
                                              ------------ --------------- ----------------
   Other liabilities......................... $      4,856 $         3,614 $          1,242
                                              ============ =============== ================
  Securities sold under agreement to
   repurchase/(1)/........................... $      1,882 $            -- $          1,882
                                              ============ =============== ================

   --------
   /(1)/Excludes expense of $5 million included in Securities sold under agreements to repurchase on the consolidated balance sheets.

   The following table presents information about the Company's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2017:

       COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2017

                                               Net Amount   Collateral (Received)/Held
                                              Presented in  ------------------------
                                              the Balance    Financial                    Net
                                                 Sheets     Instruments    Cash/(3)/     Amount
                                              ------------- ------------  -----------  -----------
                                                                 (in millions)
Assets
  Total derivatives.......................... $       1,954 $         --  $    (1,828) $       126
  Other financial instruments................         1,704           --           --        1,704
                                              ------------- ------------  -----------  -----------
   Other invested assets..................... $       3,658 $         --  $    (1,828) $     1,830
                                              ============= ============  ===========  ===========

                                               Net Amount    Collateral (Received)/Held
                                              Presented in  ---------------------------
                                              the Balance     Financial                    Net
                                                 Sheets      Instruments     Cash/(3)/    Amount
                                              ------------- -------------  ------------  --------
                                                                 (in millions)
Liabilities
  Other financial liabilities................ $       1,242 $          --  $         --  $  1,242
                                              ------------- -------------  ------------  --------
   Other liabilities......................... $       1,242 $          --  $         --  $  1,242
                                              ============= =============  ============  ========
  Securities sold under agreement to
   repurchase/(1)(2)(3)/..................... $       1,882 $      (1,988) $        (21) $   (127)
                                              ============= =============  ============  ========

   --------
  /(1)/Excludes expense of $5 million in securities sold under agreement to repurchase.
  /(2)/U.S. Treasury and agency securities are in fixed maturities available-for-sale on the consolidated balance sheets.
  /(3)/Cash is included in Cash and cash equivalents on consolidated balance sheets.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2017:

           REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS
                             AT DECEMBER 31, 2017

                                                   Remaining Contractual Maturity of the Agreements
                                              ----------------------------------------------------------
                                               Overnight and  Up to 30   30-90    Greater Than
                                                Continuous      days     days       90 days      Total
                                              --------------- -------- --------- -------------- --------
                                                                    (in millions)
Securities sold under agreement to
  repurchase/(1)/
  U.S. Treasury and agency securities........ $            -- $  1,882 $      -- $           -- $  1,882
                                              --------------- -------- --------- -------------- --------
Total........................................ $            -- $  1,882 $      -- $           -- $  1,882
                                              =============== ======== ========= ============== ========

   --------
   /(1)/Excludes expense of $5 million in securities sold under agreements to repurchase on the consolidated balance sheets.

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                                           YEARS ENDED DECEMBER 31
                                                        ----------------------------
                                                          2018      2017      2016
                                                        --------  --------  --------
                                                                (IN MILLIONS)
Fixed maturities....................................... $  1,540  $  1,365  $  1,418
Mortgage loans on real estate..........................      494       453       461
Real estate held for the production of income..........       (6)        2        --
Repurchase agreement...................................       --        --         1
Other equity investments...............................      123       169        55
Policy loans...........................................      201       205       210
Trading securities.....................................      128       258        64
Other investment income................................       69        54        16
                                                        --------  --------  --------
  Gross investment income (loss).......................    2,549     2,506     2,225
Investment expenses/(1)/...............................      (71)      (65)      (57)
                                                        --------  --------  --------
  Net Investment Income (Loss)......................... $  2,478  $  2,441  $  2,168
                                                        ========  ========  ========

   --------
  /(1)/Investment expenses includes expenses related to the management of the two buildings sold in 2016.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of income (loss). The table below shows a breakdown of Net investment income from trading account securities during the years ended December 31, 2018, 2017 and 2016:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2018    2017    2016
                                                       -------  ------  ------
                                                            (IN MILLIONS)
Net investment gains (losses) recognized during the
  period on securities held at the end of the period.. $  (174) $   63  $  (45)
Net investment gains (losses) recognized on
  securities sold during the period...................     (24)    (19)    (11)
                                                       -------  ------  ------
Unrealized and realized gains (losses) on trading
  securities..........................................    (198)     44     (56)
Interest and dividend income from trading securities..     326     214     120
                                                       -------  ------  ------
Net investment income (loss) from trading securities.. $   128  $  258  $   64
                                                       =======  ======  ======

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                YEARS ENDED DECEMBER 31,
                                              ----------------------------
                                                2018      2017      2016
                                              -------  ---------  --------
                                                      (IN MILLIONS)
Fixed maturities............................. $     6  $    (130) $     (3)
Mortgage loans on real estate................      --          2        (2)
Other equity investments.....................      --          3        --
Other........................................      (2)        --        23
                                              -------  ---------  --------
Investment gains (losses), net............... $     4  $    (125) $     18
                                              =======  =========  ========

   For the years ended December 31, 2018, 2017 and 2016, respectively, investment results passed through to certain participating group annuity contracts as Interest credited to policyholders' account balances totaled $3 million, $3 million and $4 million.

4) INTANGIBLE ASSETS

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $115 million and $96 million at December 31, 2018 and 2017, respectively, and is recorded in Other assets. Amortization of capitalized software in 2018, 2017 and 2016 was $35 million, $37 million and $42 million, respectively, recorded in other Operating costs and expenses in the consolidated statements of income (loss). Amortization expense for capitalized software is expected to be approximately $43 million in 2019, $47 million in 2020, $47 million in 2021, $47 million in 2022 and $47 million in 2023.

5) CLOSED BLOCK

   As a result of demutualization, the Company's Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company's General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the New York State Department of Financial Services (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Summarized financial information for the Company's Closed Block is as follows:

                                                         AS OF DECEMBER 31,
                                                        ---------------------
                                                           2018       2017
                                                        ---------- ----------
                                                            (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account
  balances and other................................... $    6,709 $    6,958
Policyholder' dividend obligation......................         --         19
Other liabilities......................................         47        271
                                                        ---------- ----------
Total Closed Block liabilities.........................      6,756      7,248
                                                        ---------- ----------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value
  (amortized cost of $ 3,680 and $3,923)...............      3,672      4,070
Mortgage loans on real estate, net of valuation
  allowance of $-- and $--.............................      1,824      1,720
Policy loans...........................................        736        781
Cash and other invested assets.........................         76        351
Other assets...........................................        179        182
                                                        ---------- ----------
Total assets designated to the Closed Block............      6,487      7,104
                                                        ---------- ----------
Excess of Closed Block liabilities over assets
  designated to the Closed Block.......................        269        144
Amounts included in Accumulated other comprehensive
  income (loss):
  Net unrealized investment gains (losses), net of
   policyholders' dividend obligation of $-- and $19...          8        138
                                                        ---------- ----------
  Maximum future income to be recognized from closed
   block assets and liabilities........................ $      277 $      282
                                                        ========== ==========

   The Company's Closed Block revenues and expenses follow:

                                                YEARS ENDED DECEMBER 31,
                                              ----------------------------
                                                2018      2017      2016
                                              --------  --------  --------
                                                      (IN MILLIONS)
REVENUES:
Premiums and other income.................... $    194  $    224  $    212
Net investment income (loss).................      291       314       349
Investment gains (losses), net...............       (3)      (20)       (1)
                                              --------  --------  --------
  Total revenues.............................      482       518       560
                                              --------  --------  --------

                                                  YEARS ENDED DECEMBER 31,
                                             ----------------------------------
                                                2018        2017        2016
                                             ----------  ----------  ----------
                                                        (IN MILLIONS)
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends....... $      471  $      537  $      522
Other operating costs and expenses..........          3           2           4
                                             ----------  ----------  ----------
  Total benefits and other deductions.......        474         539         526
                                             ----------  ----------  ----------
Net income, before income taxes.............          8         (21)         34
  Income tax (expense) benefit..............         (3)        (36)        (12)
                                             ----------  ----------  ----------
Net income (losses)......................... $        5  $      (57) $       22
                                             ==========  ==========  ==========

   A reconciliation of the Company's policyholders' dividend obligation follows:

                                                                DECEMBER 31,
                                                             ------------------
                                                               2018      2017
                                                             --------  --------
                                                                (IN MILLIONS)
Balance, beginning of year.................................. $     19  $     52
Unrealized investment gains (losses)........................      (19)      (33)
                                                             --------  --------
Balance, end of year........................................ $     --  $     19
                                                             ========  ========

6) DAC AND POLICYHOLDER BONUS INTEREST CREDITS

   Changes in the deferred policy acquisition cost asset for the years ended December 31, 2018, 2017 and 2016 were as follows:

                                               YEARS ENDED DECEMBER 31,
                                              -------------------------
                                                2018     2017     2016
                                              -------  -------  -------
                                                    (IN MILLIONS)
Balance, beginning of year................... $ 4,492  $ 5,025  $ 5,079
Capitalization of commissions, sales and
  issue expenses.............................     597      578      594
Amortization:
  Impact of assumptions updates and
   model changes.............................     165     (247)    (193)
All other....................................    (596)    (653)    (449)
                                              -------  -------  -------
  Total amortization.........................    (431)    (900)    (642)
                                              -------  -------  -------
Change in unrealized investment gains
  and losses.................................     353     (211)      (6)
                                              -------  -------  -------
Balance, end of year......................... $ 5,011  $ 4,492  $ 5,025
                                              =======  =======  =======

   Changes in the deferred asset for policyholder bonus interest credits for the years ended December 31, 2018, 2017 and 2016 were as follows:

                                                YEARS ENDED DECEMBER 31,
                                              ----------------------------
                                                2018      2017      2016
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance, beginning of year................... $    473  $    504  $    534
Policyholder bonus interest credits deferred.        4         6        13
Amortization charged to income...............      (51)      (37)      (43)
                                              --------  --------  --------
Balance, end of year......................... $    426  $    473  $    504
                                              ========  ========  ========

7) FAIR VALUE DISCLOSURES

   The accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2018 and December 31, 2017, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. The Company recognizes transfers between valuation levels at the beginning of the reporting period.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2018

                                                LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
                                                ------- -------- ------- --------
                                                          (IN MILLIONS)
ASSETS
Investments
  Fixed maturities, available-for-sale:
   Corporate/(1)/.............................. $    -- $ 25,202 $ 1,174 $ 26,376
   U.S. Treasury, government and agency........      --   13,335      --   13,335
   States and political subdivisions...........      --      416      38      454
   Foreign governments.........................      --      519      --      519
   Residential mortgage-backed/(2)/............      --      202      --      202
   Asset-backed/(3)/...........................      --       71     519      590
   Redeemable preferred stock..................     163      276      --      439
                                                ------- -------- ------- --------
     Total fixed maturities,
       available-for-sale......................     163   40,021   1,731   41,915

                                               LEVEL 1   LEVEL 2  LEVEL 3    TOTAL
                                              --------- --------- -------- ---------
                                                          (IN MILLIONS)
  Other equity investments................... $      12 $      -- $     -- $      12
  Trading securities.........................       218    14,919       29    15,166
  Other invested assets:
   Short-term investments....................        --       412       --       412
   Assets of consolidated VIEs/VOEs..........        --        --       19        19
   Swaps.....................................        --       423       --       423
   Credit default swaps......................        --        17       --        17
   Options...................................        --       956       --       956
                                              --------- --------- -------- ---------
     Total other invested assets.............        --     1,808       19     1,827
Cash equivalents.............................     2,160        --       --     2,160
GMIB reinsurance contracts asset.............        --        --    1,991     1,991
Separate Accounts assets.....................   105,159     2,733      374   108,266
                                              --------- --------- -------- ---------
   Total Assets.............................. $ 107,712 $  59,481 $  4,144 $ 171,337
                                              ========= ========= ======== =========
LIABILITIES
GMxB derivative features' liability.......... $      -- $      -- $  5,431 $   5,431
SCS, SIO, MSO and IUL indexed
  features' liability........................        --       687       --       687
                                              --------- --------- -------- ---------
   Total Liabilities......................... $      -- $     687 $  5,431 $   6,118
                                              ========= ========= ======== =========

   --------
  /(1)/Corporate fixed maturities includes both public and private issues. /(2)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(3)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2017

                                                 Level 1    Level 2   Level 3    Total
                                                ---------- --------- --------- ----------
                                                              (in millions)
Assets
Investments
  Fixed maturities, available-for-sale:
   Corporate/(1)/.............................. $       -- $  20,343 $   1,139 $   21,482
   U.S. Treasury, government and agency........         --    13,135        --     13,135
   States and political subdivisions...........         --       441        40        481
   Foreign governments.........................         --       409        --        409
   Residential mortgage-backed/(2)/............         --       251        --        251
   Asset-backed/(3)/...........................         --        88         8         96
   Redeemable preferred stock..................        180       324        --        504
                                                ---------- --------- --------- ----------
     Total fixed maturities,
       available-for-sale......................        180    34,991     1,187     36,358
  Other equity investments.....................         13        --        --         13
  Trading securities...........................        180    12,097        --     12,277
  Other invested assets........................
   Short-term investments......................         --       763        --        763
   Assets of consolidated VIEs/VOEs............         --        --        25         25
   Swaps.......................................         --        15        --         15
   Credit default swaps........................         --        33        --         33
   Options.....................................         --     1,907        --      1,907
                                                ---------- --------- --------- ----------
     Total other invested assets...............         --     2,718        25      2,743
Cash equivalents...............................      1,908        --        --      1,908
Segregated securities..........................         --         9        --          9
GMIB reinsurance contracts asset...............         --        --    10,488     10,488
Separate Accounts assets.......................    118,983     2,983       349    122,315
                                                ---------- --------- --------- ----------
   Total Assets................................ $  121,264 $  52,798 $  12,049 $  186,111
                                                ========== ========= ========= ==========

                                              Level 1  Level 2  Level 3    Total
                                              -------- ------- --------- ---------
                                                         (in millions)
Liabilities
GMxB derivative features' liability.......... $     -- $    -- $   4,256 $   4,256
SCS, SIO, MSO and IUL indexed
  features' liability........................       --   1,698        --     1,698
                                              -------- ------- --------- ---------
   Total Liabilities......................... $     -- $ 1,698 $   4,256 $   5,954
                                              ======== ======= ========= =========

   --------
  /(1)/Corporate fixed maturities includes both public and private issues. /(2)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(3)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   The fair values of the Company's public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   The fair values of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   The net fair value of the Company's freestanding derivative positions as disclosed in Note 3 are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Account assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury bills segregated in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company's AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   Certain Company products such as the SCS and EQUI-VEST variable annuity products, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, 5, or 6-year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

   The Company's investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, asset-backed securities are classified as Level 3.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract's benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract assets which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features' liability over a range of market-consistent economic scenarios.

   The valuations of the GMIB reinsurance contract asset and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity separate account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve for non-performance risk is made to the fair values of the GMIB reinsurance contract asset and liabilities and GMIBNLG feature to reflect the claims-paying ratings of counterparties and the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

   After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $184 million and $69 million at December 31, 2018 and 2017, respectively, to recognize incremental counterparty non-performance risk.

   Lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

   The Company's consolidated VIEs/VOEs hold investments that are classified as Level 3 and primarily consist of corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

   In 2018, AFS fixed maturities with fair values of $28 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $83 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2018.

   In 2017, AFS fixed maturities with fair values of $6 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $7 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.1% of total equity at December 31, 2017.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2018, 2017 and 2016 respectively:

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                               STATE AND                 COMMERCIAL
                                                               POLITICAL       FOREIGN   MORTGAGE-
                                                 CORPORATE    SUBDIVISIONS   GOVERNMENTS   BACKED   ASSET-BACKED
                                                -----------  --------------  ----------- ---------- ------------
                                                                          (IN MILLIONS)
BALANCE, JANUARY 1, 2018....................... $     1,139  $           40  $        -- $       -- $          8
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............           7              --           --         --           (2)
     Investment gains (losses), net............          (8)             --           --         --           --
                                                -----------  --------------  ----------- ---------- ------------
  Subtotal.....................................          (1)             --           --         --           (2)
                                                -----------  --------------  ----------- ---------- ------------
Other comprehensive income (loss)..............         (20)             (1)          --         --           (7)
Purchases......................................         322              --           --         --          550
Sales..........................................        (321)             (1)          --         --          (30)
Transfers into Level 3/(1)/....................          83              --           --         --           --
Transfers out of Level 3/(1)/..................         (28)             --           --         --           --
                                                -----------  --------------  ----------- ---------- ------------
BALANCE, DECEMBER 31, 2018..................... $     1,174  $           38  $        -- $       -- $        519
                                                ===========  ==============  =========== ========== ============

                                                             STATE AND                   COMMERCIAL
                                                             POLITICAL       FOREIGN     MORTGAGE-     ASSET-
                                                CORPORATE   SUBDIVISIONS   GOVERNMENTS     BACKED      BACKED
                                                ---------  -------------  ------------  ------------  --------
                                                                         (IN MILLIONS)
Balance, January 1, 2017....................... $     845  $          42  $         --  $        349  $     24
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         5             --            --            (2)       --
     Investment gains (losses), net............         2             --            --           (63)       15
                                                ---------  -------------  ------------  ------------  --------
  Subtotal.....................................         7             --            --           (65)       15
                                                ---------  -------------  ------------  ------------  --------
Other comprehensive income (loss)..............         4             (1)           --            45        (9)
Purchases......................................       612             --            --            --        --
Sales..........................................      (331)            (1)           --          (329)      (21)
Transfers into Level 3/(1)/....................         7             --            --            --        --
Transfers out of Level 3/(1)/..................        (5)            --            --            --        (1)
                                                ---------  -------------  ------------  ------------  --------
Balance, December 31, 2017..................... $   1,139  $          40  $         --  $         --  $      8
                                                =========  =============  ============  ============  ========

Balance, January 1, 2016....................... $     420  $          45  $          1  $        503  $     40
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Investment gains (losses), net............         1             --            --           (67)       --
                                                ---------  -------------  ------------  ------------  --------
  Subtotal.....................................         1             --            --           (67)       --
                                                ---------  -------------  ------------  ------------  --------
Other comprehensive income (loss)..............         7             (2)           --            14         1
Purchases......................................       572             --            --            --        --
Sales..........................................      (142)            (1)           --           (87)       (8)
Transfers into Level 3/(1)/....................        25             --            --            --        --
Transfers out of Level 3/(1)/..................       (38)            --            (1)          (14)       (9)
                                                ---------  -------------  ------------  ------------  --------
Balance, December 31, 2016..................... $     845  $          42  $         --  $        349  $     24
                                                =========  =============  ============  ============  ========

                                                                                                        GMXB
                                                REDEEMABLE                       GMIB      SEPARATE  DERIVATIVE
                                                PREFERRED    OTHER EQUITY     REINSURANCE  ACCOUNT    FEATURES
                                                  STOCK     INVESTMENTS/(2)/     ASSET      ASSETS   LIABILITY
                                                ----------- ---------------  ------------  --------  ----------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2018....................... $        -- $            25  $     10,488  $    349  $   (4,256)
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Investment gains (losses), net............          --              --            --        26          --
     Net derivative gains (losses),
       excluding non-performance risk..........          --              --          (972)       --        (296)
     Non-performance risk/(4)/.................          --              --           (96)       --        (490)
                                                ----------- ---------------  ------------  --------  ----------
  Subtotal.....................................          --              --        (1,068)       26        (786)
                                                ----------- ---------------  ------------  --------  ----------
Purchases/(2)/.................................          --              29            96         5        (403)
Sales/(3)/.....................................          --              --           (62)       (1)         14
Settlements....................................          --              --        (7,463)       (5)         --
Activity related to consolidated VIEs/ VOEs....          --              (6)           --        --          --
Transfers into Level 3/(1)/....................          --               5            --        --          --
Transfers out of Level 3/(1)/..................          --              (5)           --        --          --
                                                ----------- ---------------  ------------  --------  ----------
BALANCE, DECEMBER 31, 2018..................... $        -- $            48  $      1,991  $    374  $   (5,431)
                                                =========== ===============  ============  ========  ==========

                                                                                                        GMXB
                                                 REDEEMABLE                      GMIB      SEPARATE  DERIVATIVE
                                                 PREFERRED    OTHER EQUITY    REINSURANCE  ACCOUNT    FEATURES
                                                   STOCK     INVESTMENTS/(2)/    ASSET      ASSETS   LIABILITY
                                                -----------  ---------------  -----------  --------  ----------
Balance, January 1, 2017....................... $         1   $           40  $    10,313  $    313  $   (5,473)
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Investment gains (losses), net............          --               --           --        29          --
     Net derivative gains (losses),
       excluding non-performance risk..........          --               --           (6)       --       1,443
     Non-performance risk/(4)/.................          --               --           75        --         149
                                                -----------   --------------  -----------  --------  ----------
  Subtotal.....................................          --               --           69        29       1,592
                                                -----------   --------------  -----------  --------  ----------
Other comprehensive............................
income(loss)...................................          (1)              --           --        --          --
Purchases/(2)/.................................          --               --          221        13        (381)
Sales/(3)/.....................................          --               --         (115)       (2)          6
Settlements....................................          --               --           --        (4)         --
Activity related to consolidated VIEs/ VOEs....          --              (15)          --        --          --
Transfers into level 3/(1)/....................          --               --           --        --          --
Transfers out of level 3/(1)/..................          --               --           --        --          --
                                                -----------   --------------  -----------  --------  ----------
Balance, December 31, 2017..................... $        --   $           25  $    10,488  $    349  $   (4,256)
                                                ===========   ==============  ===========  ========  ==========

Balance, January 1, 2016....................... $        --   $            1  $    10,582  $    313  $   (5,266)
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Investment gains (losses), net............          --               --           --        19          --
     Net derivative gains (losses),
       excluding non-performance risk..........          --               --         (242)       --        (126)
     Non-performance risk/(4)/.................          --               --          (20)       --         263
                                                -----------   --------------  -----------  --------  ----------
  Subtotal.....................................          --               --         (262)       19         137
                                                -----------   --------------  -----------  --------  ----------
Other comprehensive income (loss)..............          --               (1)          --        --          --
Purchases/(2)/.................................           1               --          223        10        (348)
Sales/(3)/.....................................          --               --         (230)       --           4
Settlements....................................          --               --           --        (7)         --
Activities related to consolidated VIEs/ VOEs..          --               40           --        --          --
Transfers into level 3/(1)/....................          --               --           --         1          --
Transfers out of level 3/(1)/..................          --                            --       (23)         --
                                                -----------   --------------  -----------  --------  ----------
Balance, December 31, 2016..................... $         1   $           40  $    10,313  $    313  $   (5,473)
                                                ===========   ==============  ===========  ========  ==========

   --------
  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/For the GMIB reinsurance contract asset, and GMxB derivative features liability, represents attributed fee.
  /(3)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GMxB derivative features liability represents benefits paid.
  /(4)/The Company's non-performance risk is recorded through Net derivative gains (losses).

   The table below details changes in unrealized gains (losses) for 2018, 2017 and 2016 by category for Level 3 assets and liabilities still held at December 31, 2018, 2017 and 2016 respectively.

                                                         EARNINGS (LOSS)
                                                ---------------------------------
                                                                  NET
                                                 INVESTMENT    DERIVATIVE
                                                    GAINS        GAINS
                                                (LOSSES), NET   (LOSSES)     OCI
                                                ------------- -----------  ------
                                                          (IN MILLIONS)
HELD AS OF DECEMBER 31, 2018:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale
     Corporate................................. $          -- $        --  $  (18)
     State and political subdivisions..........            --          --      (1)
     Asset-backed..............................            --          --      (7)
                                                ------------- -----------  ------
       Subtotal................................            --          --     (26)
                                                ------------- -----------  ------
   GMIB reinsurance contracts..................            --      (1,068)     --
   Separate Accounts assets/(1)/...............            26          --      --
   GMxB derivative features liability..........            --        (786)     --
                                                ------------- -----------  ------
       Total................................... $          26 $    (1,854) $  (26)
                                                ============= ===========  ======
Held as of December 31, 2017:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale
     Corporate................................. $          -- $        --  $    4
     Commercial mortgage-backed................            --          --      45
     Asset-backed..............................            --          --      (9)
       Subtotal................................            --          --      40
                                                ------------- -----------  ------
   GMIB reinsurance contracts..................            --          69      --
                                                ------------- -----------  ------
   Separate Accounts assets/(1)/...............            29          --      --
   GMxB derivative features liability..........            --       1,592      --
                                                ------------- -----------  ------
       Total................................... $          29 $     1,661  $   40
                                                ============= ===========  ======
Held as of December 31, 2016:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale
     Corporate................................. $          -- $        --  $   11
     State and political subdivisions..........            --          --      (1)
     Commercial mortgage-backed................            --          --       9
     Asset-backed..............................            --          --       1
                                                ------------- -----------  ------
       Subtotal................................            --          --      20
                                                ------------- -----------  ------
   GMIB reinsurance contracts..................            --        (262)     --
   Separate Accounts assets/(1)/...............            20          --      --
   GMxB derivative features liability..........            --         137      --
                                                ------------- -----------  ------
       Total................................... $          20 $      (125) $   20
                                                ============= ===========  ======

   --------
   /(1)/There is an investment expense that offsets this investment gain (loss).

   The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2018 and 2017, respectively.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS AT DECEMBER 31,
                                     2018

                                FAIR            VALUATION                 SIGNIFICANT                       WEIGHTED
                                VALUE           TECHNIQUE              UNOBSERVABLE INPUT         RANGE     AVERAGE
                                ------ ---------------------------- ------------------------  ------------- --------
                                                                   (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities,
  available-for- sale:
   Corporate................... $   93 Matrix pricing model            Spread over Benchmark  15 - 580 BPS  104 BPS

                                   881 Market comparable companies                    EBITDA  4.1X - 37.8X   12.1X
                                                                          multiples Discount  6.4% - 16.5%   10.7%
                                                                    rate Cash flow multiples  1.8X - 18.0X   11.4X
--------------------------------------------------------------------------------------------------------------------

Separate Accounts assets.......    352 Third party appraisal        Capitalization rate Exit      4.4%
                                                                              capitalization      5.6%
                                                                          rate Discount rate      6.5%

                                     1 Discounted cash flow                 Spread over U.S.
                                                                     Treasury curve Discount     248 BPS
                                                                                      factor      5.1%
--------------------------------------------------------------------------------------------------------------------

GMIB reinsurance                                                      Lapse rates Withdrawal
  contract asset...............  1,991   Discounted cash flow              rates Utilization  1.0% - 6.27%
                                                                       rates Non-performance   0.0% - 8.0%
                                                                                        risk  0.0% - 16.0%
                                                                          Volatility rates -  74 - 159 BPS
                                                                            Equity Mortality  10.0% - 34.0%
                                                                        rates/(1)/: Ages 0 -  0.01% - 0.18%
                                                                     40 Ages 41 - 60 Ages 60  0.07% - 0.54%
                                                                                       - 115  0.42% - 42.0%
--------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMIBNLG........................  5,341 Discounted cash flow                  Non-performance     189 BPS
                                                                                  risk Lapse  0.8% - 26.2%
                                                                      rates Withdrawal rates  0.0% - 12.1%
                                                                     Annuitization Mortality  0.0% - 100.0%
                                                                        rates/(1)/: Ages 0 -  0.01% - 0.19%
                                                                     40 Ages 41 - 60 Ages 60  0.06% - 0.53%
                                                                                       - 115  0.41% - 41.2%
--------------------------------------------------------------------------------------------------------------------

GWBL/GMWB......................    130 Discounted cash flow           Lapse rates Withdrawal   0.5% - 5.7%
                                                                           rates Utilization   0.0% - 7.0%
                                                                    rates Volatility rates -   100% AFTER
                                                                                      Equity      DELAY
                                                                                              10.0% - 34.0%
--------------------------------------------------------------------------------------------------------------------

GIB............................   (48) Discounted cash flow           Lapse rates Withdrawal   0.5% - 5.7%
                                                                           rates Utilization   0.0% - 8.0%
                                                                    rates Volatility rates -  0.0% - 16.0%
                                                                                      Equity  10.0% - 34.0%
--------------------------------------------------------------------------------------------------------------------

GMAB...........................      7 Discounted cash flow           Lapse rates Volatility   1.0% - 5.7%
                                                                              rates - Equity  10.0% - 34.0%
--------------------------------------------------------------------------------------------------------------------

   --------
  /(1)/Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS AT DECEMBER 31,
                                     2017

                                Fair         Valuation                  Significant                           Weighted
                                Value        Technique               Unobservable Input             Range     Average
                               ------- ---------------------- --------------------------------- ------------- --------
                                                                (in millions)
Assets:
Investments:
  Fixed maturities,
   available-for-sale:
   Corporate.................. $    53 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 - 565 bps  125 bps

                                   789 Market comparable                       EBITDA multiples 5.3x - 27.9x   12.9x
                                         companies                                Discount rate 7.2% - 17.0%   11.1%
                                                                            Cash flow multiples 9.0x - 17.7x   13.1x
----------------------------------------------------------------------------------------------------------------------

Separate Accounts assets......     326 Third party appraisal                Capitalization rate     4.6%
                                                                       Exit capitalization rate      5.6%
                                                                                  Discount rate     6.6%

                                     1 Discounted cash flow
                                                                Spread over U.S. Treasury curve    243 bps
                                                                                Discount factor     4.4%
----------------------------------------------------------------------------------------------------------------------

GMIB reinsurance                10,488 Discounted cash flow                         Lapse rates  1.0% - 6.3%
  contract asset..............                                                 Withdrawal rates  0.0% - 8.0%
                                                                         GMIB Utilization rates 0.0% - 16.0%
                                                                           Non-performance risk 5bps - 10bps
                                                                      Volatility rates - Equity 9.9% - 30.9%
                                                                          Mortality rates/(1)/:
                                                                                    Ages 0 - 40 0.01% - 0.18%
                                                                                   Ages 41 - 60 0.07% - 0.54%
                                                                                  Ages 60 - 115 0.42% - 42.0%
----------------------------------------------------------------------------------------------------------------------

Liabilities:
GMIBNLG.......................   4,149 Discounted cash flow                Non-performance risk     1.0%
                                                                                    Lapse rates 0.8% - 26.2%
                                                                               Withdrawal rates 0.0% - 12.4%
                                                                              Utilization rates 0.0% - 16.0%
                                                                           NLG Forfeiture rates  0.6% - 2.1%
                                                                    Long-term equity volatility     20.0%
                                                                          Mortality rates/(1)/:
                                                                                    Ages 0 - 40 0.01% - 0.19%
                                                                                   Ages 41 - 60 0.06% - 0.53%
                                                                                  Ages 60 - 115 0.41% - 41.2%
----------------------------------------------------------------------------------------------------------------------
GWBL/GMWB.....................     130 Discounted cash flow                         Lapse rates  0.9% - 5.7%
                                                                               Withdrawal rates  0.0% - 7.0%
                                                                              Utilization rates 0.0% - 16.0%
                                                                      Volatility rates - Equity 9.9% - 30.9%
----------------------------------------------------------------------------------------------------------------------
GIB...........................    (27) Discounted cash flow                         Lapse rates 0.5% - 11.0%
                                                                      Volatility rates - Equity 9.9% - 30.9%
----------------------------------------------------------------------------------------------------------------------
GMAB..........................       5 Discounted cash flow                         Lapse rates 0.5% - 11.0%
                                                                      Volatility rates - Equity 9.9% - 30.9%
----------------------------------------------------------------------------------------------------------------------

   --------
  /(1)/Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

   Excluded from the tables above at December 31, 2018 and 2017, respectively, are approximately $826 million and $392 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2018 and 2017, there were no Level 3 securities that were determined by application of a matrix-pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2018 and 2017, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Included in other equity investments classified as Level 3 are reporting entities' venture capital securities in the Technology, Media and Telecommunications industries. The fair value measurements of these securities include significant unobservable inputs including an enterprise value to revenue multiples and a discount rate to account for liquidity and various risk factors. Significant increases (decreases) in the enterprise value to revenue multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

   Separate Accounts assets classified as Level 3 in the table at December 31, 2018 and 2017, primarily consist of a private real estate fund and mortgage loans. A third-party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasury securities would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

   The carrying values and fair values at December 31, 2018 and 2017 for financial instruments not otherwise disclosed in Note 3 are presented in the table below.

                                                                     FAIR VALUE
                                               CARRYING  -----------------------------------
                                                VALUE    LEVEL 1  LEVEL 2  LEVEL 3   TOTAL
                                              ---------- -------- -------- -------- --------
                                                              (IN MILLIONS)
DECEMBER 31, 2018:
Mortgage loans on real estate................ $   11,818 $     -- $     -- $ 11,478 $ 11,478
Loans to affiliates..........................        600       --      603       --      603
Policyholders' liabilities:
  Investment contracts.......................      1,974       --       --    2,015    2,015
FHLBNY funding agreements....................      4,002       --    3,956       --    3,956
Policy loans.................................      3,267       --       --    3,944    3,944
Short-term and long-term debt................         --       --       --       --       --
Loans from affiliates........................        572       --      572       --      572
Separate Accounts liabilities................      7,406       --       --    7,406    7,406

December 31, 2017:
Mortgage loans on real estate................ $   10,935 $     -- $     -- $ 10,895 $ 10,895
Loans to affiliates..........................        703       --      700       --      700
Policyholders' liabilities:
  Investment contracts.......................      2,068       --       --    2,170    2,170
FHLBNY funding agreements....................      3,014       --    3,020       --    3,020
Policy loans.................................      3,315       --       --    4,210    4,210
Short-term and long-term debt................        203       --      202       --      202
Separate Accounts liabilities................      7,537       --       --    7,537    7,537

   As our COLI policies are recorded at their cash surrender value, they are not required to be included in the table above. For further details of our accounting policies pertaining to COLI, see Note 2.

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Fair values for the Company's long-term debt related to real estate joint ventures are determined by a third-party appraisal and assessed for reasonableness. The Company's short-term debt primarily includes commercial paper with short-term maturities and carrying value approximates fair value. The fair values for the Company's other long-term debt are determined by Bloomberg's evaluated pricing service, which uses direct observations or observed comparables. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   The fair values of the Company's funding agreements are determined by discounted cash flow analysis based on the indicative funding agreement rates published by the FHLB.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8) INSURANCE LIABILITIES

   Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   LIABILITIES FOR VARIABLE ANNUITY CONTRACTS WITH GMDB AND GMIB FEATURES AND NO NLG FEATURE

   The change in the liabilities for variable annuity contracts with GMDB and GMIB features and no NLG feature are summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the consolidated balance sheets in Future policy benefits and other policyholders' liabilities. The amounts for the ceded contracts are reflected in the consolidated balance sheets in Amounts due from reinsurers.

CHANGE IN LIABILITY FOR VARIABLE ANNUITY CONTRACTS WITH GMDB AND GMIB FEATURES
                                      AND
                                NO NLG FEATURE

             FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

                                                    GMDB              GMIB
                                              ----------------  ----------------
                                               DIRECT   CEDED   DIRECT    CEDED
                                              -------  -------  ------  --------
                                                         (IN MILLIONS)

Balance at January 1, 2016................... $ 2,991  $(1,430) $3,886  $(10,575)
  Paid guarantee benefits....................    (357)     174    (281)      230
  Other changes in reserve...................     525     (302)    203        31
                                              -------  -------  ------  --------
Balance at December 31, 2016.................   3,159   (1,558)  3,808   (10,314)
  Paid guarantee benefits....................    (354)     171    (151)      115
  Other changes in reserve...................   1,249     (643)  1,097      (289)
                                              -------  -------  ------  --------
Balance at December 31, 2017.................   4,054   (2,030)  4,754   (10,488)
  Paid guarantee benefits....................    (394)      70    (153)       61
  Other changes in reserve...................     994    1,853    (860)    8,435
                                              -------  -------  ------  --------
Balance at December 31, 2018................. $ 4,654  $  (107) $3,741  $ (1,992)
                                              =======  =======  ======  ========

   LIABILITIES FOR EMBEDDED AND FREESTANDING INSURANCE RELATED DERIVATIVES

   The liability for the GMxB derivative features liability, the liability for SCS, SIO, MSO and IUL indexed features and the asset and liability for the GMIB reinsurance contracts are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 7.

   ACCOUNT VALUES AND NET AMOUNT AT RISK

   Account Values and Net Amount at Risk ("NAR") for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2018 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

         DIRECT VARIABLE ANNUITY CONTRACTS WITH GMDB AND GMIB FEATURES
                            AS OF DECEMBER 31, 2018

                                                                     GUARANTEE TYPE
                                               ---------------------------------------------------------
                                                RETURN OF
                                                 PREMIUM     RATCHET      ROLL-UP     COMBO      TOTAL
                                               ----------  -----------  ----------  ---------  ---------
                                                      (IN MILLIONS; EXCEPT AGE AND INTEREST RATE)
Variable annuity contracts with GMDB features
---------------------------------------------
  Account Values invested in:
   General Account............................ $   14,035  $       102  $       61  $     184  $  14,382
   Separate Accounts..........................     41,463        8,382       2,903     30,406     83,154
                                               ----------  -----------  ----------  ---------  ---------
  Total Account Values........................ $   55,498  $     8,484  $    2,964  $  30,590  $  97,536
                                               ==========  ===========  ==========  =========  =========

  Net Amount at Risk, gross................... $      418  $       791  $    2,291  $  20,587  $  24,087
                                               ==========  ===========  ==========  =========  =========
  Net Amount at Risk, net of
   amounts reinsured.......................... $      418  $       772  $    1,615  $  20,587  $  23,392
                                               ==========  ===========  ==========  =========  =========

Average attained age of policyholders
  (in years)..................................       51.4         67.0        73.6       69.0       55.3
  Percentage of policyholders over age 70.....       10.0%        43.0%       65.5%      49.9%      18.8%
  Range of contractually specified
   interest rates.............................        N/A          N/A      3% - 6%  3% - 6.5%  3% - 6.5%

Variable annuity contracts with GMIB features
---------------------------------------------
  Account Values invested in:
   General Account............................ $       --  $        --  $       19  $     251  $     270
   Separate Accounts..........................         --           --      19,407     33,428     52,835
                                               ----------  -----------  ----------  ---------  ---------
  Total Account Values........................ $       --  $        --  $   19,426  $  33,679  $  53,105
                                               ==========  ===========  ==========  =========  =========

  Net Amount at Risk, gross................... $       --  $        --  $      994  $   9,156  $  10,150
                                               ==========  ===========  ==========  =========  =========
  Net Amount at Risk, net of
   amounts reinsured.......................... $       --  $        --  $      309  $   8,268  $   8,577
                                               ==========  ===========  ==========  =========  =========

Average attained age of policyholders
  (in years)..................................        N/A          N/A        68.9       68.8       68.8
  Weighted average years remaining
   until annuitization........................        N/A          N/A         1.7        0.5        0.6
  Range of contractually specified
   interest rates.............................        N/A          N/A      3% - 6%  3% - 6.5%  3% - 6.5%

   For more information about the reinsurance programs of the Company's GMDB and GMIB exposure, see "Reinsurance Agreements" in Note 10.

   Separate Account Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

   The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company's variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                      AS OF DECEMBER 31,
                                              -----------------------------------
                                                    2018              2017
                                              ----------------- -----------------
                                                GMDB     GMIB     GMDB     GMIB
                                              -------- -------- -------- --------
                                                         (IN MILLIONS)
Investment type:
----------------
Equity....................................... $ 35,541 $ 15,759 $ 41,658 $ 19,676
Fixed income.................................    5,173    2,812    5,469    3,110
Balanced.....................................   41,588   33,974   46,577   38,398
Other........................................      852      290      968      314
                                              -------- -------- -------- --------
Total........................................ $ 83,154 $ 52,835 $ 94,672 $ 61,498
                                              ======== ======== ======== ========

   Hedging Programs for GMDB, GMIB, GIB and Other Features

   Beginning in 2003, the Company established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in Net investment income (loss) in the period in which they occur, and may contribute to income (loss) volatility.

   Variable and Interest-Sensitive Life Insurance Policies -- NLG

   The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The change in the liabilities for NLG liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets is summarized in the table below:

                                                     DIRECT    REINSURANCE
                                                    LIABILITY     CEDED      NET
                                                   ----------  -----------  -----
                                                            (IN MILLIONS)
Balance at January 1, 2016........................ $    1,144  $      (510) $ 634
  Other changes in reserves.......................         38          (96)   (58)
                                                   ----------  -----------  -----
Balance at December 31, 2016......................      1,182         (606)   576
  Paid guarantee benefits.........................        (24)          --    (24)
  Other changes in reserves.......................       (466)         (58)  (524)
                                                   ----------  -----------  -----
Balance at December 31, 2017......................        692         (664)    28
  Paid guarantee benefits.........................        (23)          --    (23)
  Other changes in reserves.......................        118          (69)    49
                                                   ----------  -----------  -----
Balance at December 31, 2018...................... $      787  $      (733) $  54
                                                   ==========  ===========  =====

9) REVENUE RECOGNITION

   See "Revenue Recognition" in Note 2 for a description of the revenues presented in the table below. The adoption of ASC 606 had no material impact on revenue recognition in 2018. The table below presents the revenues recognized for the years ended December 31, 2018, 2017 and 2016, disaggregated by category:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                         2018     2017    2016
                                                       -------- -------- ------
                                                            (IN MILLIONS)
Investment management, advisory and service fees:
  Base fees........................................... $    728 $    720 $  674
  Distribution services...............................      301      287    277
                                                       -------- -------- ------
   Total investment management and service fees....... $  1,029 $  1,007 $  951
                                                       ======== ======== ======
Other income.......................................... $     33 $     35 $   23
                                                       ======== ======== ======

   For revenue related to AB, see Note 19.

10)REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The following table summarizes the effect of reinsurance:

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                      2018      2017     2016
                                                    --------  --------  ------
                                                           (IN MILLIONS)
Direct premiums.................................... $    836  $    880  $  850
Reinsurance assumed................................      186       195     206
Reinsurance ceded..................................     (160)     (171)   (176)
                                                    --------  --------  ------
Net premiums....................................... $    862  $    904  $  880
                                                    ========  ========  ======
Policy charges and fee income ceded................ $    467  $    718  $  640
                                                    ========  ========  ======
Policyholders' benefits ceded...................... $    592  $    694  $  942
                                                    ========  ========  ======

   Ceded Reinsurance

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

   Effective February 1, 2018, AXA Equitable Life entered into a coinsurance reinsurance agreement (the "Coinsurance Agreement") to cede 90% of its single premium deferred annuities ("SPDA") products issued between 1978-2001 and its Guaranteed Growth Annuity ("GGA") single premium deferred annuity products issued between 2001-2014. As a result of this agreement, AXA Equitable Life transferred securities with a market value of $604 million and cash of $31 million to equal the statutory reserves of approximately $635 million. As the risks transferred by AXA Equitable Life to the reinsurer under the Coinsurance Agreement are not considered insurance risks and therefore do not qualify for reinsurance accounting, AXA Equitable Life applied deposit accounting. Accordingly, AXA Equitable Life recorded the transferred assets of $635 million as a deposit asset recorded in Other assets, net of the ceding commissions paid to the reinsurer.

   At December 31, 2018 and 2017, the Company had reinsured with non-affiliates in the aggregate approximately 2.9% and 3.5%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 15.5% and 16.8% of its current liability exposure, respectively, resulting from the GMIB feature. For additional information, see Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated net fair values of the ceded GMIB reinsurance contracts, considered derivatives were $1,991 million and $10,488 million at December 31, 2018 and 2017, respectively. The estimated fair values decreased $8,497 million and $268 million during 2018 and 2016, respectively, and increased $174 million during 2017.

   At December 31, 2018 and 2017, third-party reinsurance recoverables related to insurance contracts amounted to $2,243 million and $2,420 million, respectively. Additionally, $1,689 million and $1,882 million of the amounts due from reinsurers related to two specific reinsurers, Zurich Insurance Company Ltd. (AA -- rating by S&P), and Paul Revere Life Insurance Company (A -- rating by S&P).

   Reinsurance payables related to insurance contracts were $113 million and $134 million, at December 31, 2018 and 2017, respectively.

   The Company cedes substantially all of its group health business to a third-party insurer. Insurance liabilities ceded totaled $62 million and $71 million at December 31, 2018 and 2017, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   Assumed Reinsurance

   In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves were $712 million and $716 million at December 31, 2018 and 2017, respectively.

   For reinsurance agreements with affiliates, see "Related Party Transactions" in Note 12.

11)LONG-TERM DEBT

   Disposition of Real Estate Joint Ventures

   In March 2018, the Company sold its interest in two consolidated real estate joint ventures to AXA France for a total purchase price of approximately $143 million, which resulted in a pre-tax loss of $0.2 million and the reduction of $202 million of long-term debt on the Company's balance sheet for the year ended December 31, 2018.

12)RELATED PARTY TRANSACTIONS

   Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. The Company has entered into a number of related party transactions with AXA and its subsidiaries that are not part of the Company (collectively, "AXA Affiliates") and other related parties that are described herein.

   Since transactions with related parties may raise potential or actual conflicts of interest between the related party and the Company, the Company is subject to Holdings' related party transaction policy which requires certain related party transactions to be reviewed and approved by independent Audit Committee members.

   Cost Sharing and General Service Agreements

   In the second quarter of 2018, AXA Equitable entered into a general services agreement with Holdings whereby AXA Equitable will benefit from the services received by Holdings from AXA Affiliates for a limited period following the Holdings IPO under a transition services agreement. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various AXA Affiliates. AXA Equitable continues to provide services to Holdings and various AXA Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $138 million for the year ended December 31, 2018 and are allocated based on cost center tracking of expenses. The cost centers are approved once a year and are updated based on business area needs throughout the year.

   Loans to Affiliates:

   AFFILIATE LOANS

   On April 20, 2018, AXA Equitable made a loan of $800 million to Holdings with an interest rate of 3.69% and maturing on April 20, 2021. Holdings repaid $200 million of the note on December 21, 2018. The unpaid principal balance of the note as of December 31, 2018 is $600 million.

   In September 2007, AXA issued a $700 million 5.7% Senior Unsecured Note to the Company. In January 2018, AXA pre-paid $50 million of the note. In April 2018, AXA pre-paid the remaining unpaid principal balance of this note.

   SENIOR SURPLUS NOTES

   On December 28, 2018, AXA Equitable, issued a $572 million senior surplus note due December 28, 2019 to Holdings, which bears interest at a fixed rate of 3.75%, payable semi-annually. The surplus note is intended to have priority in right of payments and in all other respects to any and all other surplus notes issued by AXA Equitable at any time. AXA Equitable repaid this note on March 5, 2019.

   Affiliate fees, revenue and expenses

   INVESTMENT MANAGEMENT AND SERVICE FEES AND EXPENSES

   AXA Equitable FMG, a subsidiary of AXA Equitable, provides investment management and administrative services to EQAT, VIP Trust, 1290 Funds and Other AXA Trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

   AXA Investment Managers Inc. ("AXA IM") and AXA Rosenberg Investment Management LLC ("AXA Rosenberg") provide sub-advisory services with respect to certain portfolios of EQAT, VIP Trust and the Other AXA Trusts. Also, AXA IM and AXA Real Estate Investment Managers ("AXA REIM") manage certain General Account investments. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

   Effective December 31, 2018, AXA Equitable transferred its interest in ABLP, AB Holdings and the General Partner to a newly formed subsidiary and distributed the shares of the subsidiary to its direct parent which subsequently distributed the shares to Holdings (the "AB Business Transfer"). Accordingly, AB's related party transactions with AXA Affiliates and mutual funds sponsored by AB are now reflected as a discontinued operation in the Company's consolidated financial statements for all periods presented. Investment management and other services provided by AB to mutual funds sponsored by AB prior to the AB Business Transfer will continue based upon the Company's business needs. See Note 19 for further details of the AB Business Transfer and the discontinued operation.

   AFFILIATED DISTRIBUTION REVENUE AND EXPENSES

   AXA Distributors receives commissions and fee revenue from MONY America for sales of its insurance products. The commissions and fees earned from MONY America are based on the various selling agreements.

   AXA Equitable pays commissions and fees to AXA Distribution Holding Corporation and its subsidiaries ("AXA Distribution") for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

   Insurance related transactions

   Prior to April 2018, AXA Equitable ceded to AXA RE Arizona, an indirect, wholly owned subsidiary of Holdings, a (i) 100% quota share of all liabilities for variable annuities with GMxB riders issued on or after January 1, 2006 and in-force on September 30, 2008 (the "GMxB Business"),
   (ii) 100% quota share of all liabilities for variable annuities with GMIB riders issued on or after May 1, 1999 through August 31, 2005 in excess of the liability assumed by two unaffiliated reinsurers, which are subject to certain maximum amounts or limitations on aggregate claims, and (iii) 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under certain series of universal life insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007.

   On April 12, 2018, AXA Equitable completed the unwind of the reinsurance previously provided to AXA Equitable by AXA RE Arizona. Accordingly, all of the business previously ceded to AXA RE Arizona, with the exception of the GMxB Business, was novated to EQ AZ Life Re Company ("EQ AZ Life Re"), a newly formed captive insurance company organized under the laws of Arizona, which is an indirect wholly owned subsidiary of Holdings. Following the novation of business to EQ AZ Life Re, AXA RE Arizona was merged with and into AXA Equitable. Following AXA RE Arizona's merger with and into AXA Equitable, the GMxB Business is not subject to any new internal or third-party reinsurance arrangements, though in the future AXA Equitable may reinsure the GMxB Business with third parties.

   AXA RE Arizona novated the Life Business from AXA RE Arizona to EQ AZ Life Re as part of the GMxB Unwind. As a result, EQ AZ Life Re reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007 and the Excess Risks.

   The GMxB Unwind was considered a pre-existing relationship required to be effectively settled at fair value. The loss relating to this relationship resulted from the settlement of the reinsurance contracts at fair value and the write-off of previously recorded assets and liabilities related to this relationship recorded in the Company's historical accounts. The pre-tax loss recognized in the second quarter of 2018 was $2.6 billion ($2.1 billion net of tax). The Company wrote-off a $1.8 billion deferred cost of reinsurance asset which was previously reported in Other assets. Additionally, the remaining portion of the loss was determining by calculating the difference between the fair value of the assets received compared to the fair value of the assets and liabilities already recorded within the Company's consolidated financial statements. The Company's primary assets previously recorded were reinsurance recoverables, including the reinsurance recoverable associated with GMDB business. There was an approximate $400 million difference between the fair value of the GMDB recoverable compared to its carrying value which is accounted for under ASC 944.

   The assets received and the assets removed were as follows:

                                                    AS OF APRIL 12, 2018
                                                       (IN MILLIONS)
                                              ASSETS RECEIVED  ASSETS REMOVED
                                              --------------- ----------------
Assets at fair value:
  Fixed income securities.................... $         7,083
  Short-term investments.....................             205
  Money market funds.........................               2
  Accrued interest...........................              43
  Derivatives................................             282
  Cash and cash equivalents..................           1,273
                                              ---------------
  Total...................................... $         8,888
                                              ===============
Deferred cost of reinsurance asset...........                 $          1,839
GMDB ceded reserves..........................                            2,317
GMIB reinsurance contract asset..............                            7,463
Payable to AXA RE Arizona....................                              270
                                                              ----------------
  Total......................................                 $         11,889
                                                              ================

   Significant non-cash transactions involved in the unwind of the reinsurance previously provided to AXA Equitable Life by AXA RE Arizona included:
   (a) the increase in total investments includes non-cash activities of $7,615 million for assets received related to the recapture transaction,
   (b) cancellation of the $300 million surplus note between the Company and AXA RE Arizona, and (c) settlement of the intercompany receivables/payables to AXA RE Arizona of $270 million. In addition, upon merging the remaining assets of AXA Re Arizona into AXA Equitable, $1.2 billion of deferred tax assets were recorded on the balance sheet through an adjustment to Capital in excess of par value.

   The reinsurance arrangements with EQ AZ Life Re provide important capital management benefits to AXA Equitable. At December 31, 2018, the Company's GMIB reinsurance asset with EQ AZ Life Re had carrying values of $259 million and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2018 totaled approximately $100 million. Ceded claims paid in 2018 were $78 million.

   Prior to April 2018, AXA Equitable reinsured to AXA RE Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA RE Arizona also reinsured a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA RE Arizona provided important capital management benefits to AXA Equitable. At December 31, 2017, the Company's GMIB reinsurance asset with AXA RE Arizona had a carrying value of $8,594 million and was reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2017 and 2016 totaled approximately $454 million and $447 million, respectively. Ceded claims paid in 2017 and 2016 were $213 million and $65 million, respectively.

   The Company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent that EQ AZ Life Re holds assets in an irrevocable trust (the "Trust"). At December 31, 2018, EQ AZ Life Re held assets of $1.6 billion in the Trust, and had letters of credit of $2.5 billion, which are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact EQ AZ Life Re's liquidity.

   AXA Global Life retrocedes a quota share portion of certain life and health risks of various AXA Affiliates to AXA Equitable on a one-year term basis. Also, AXA Life Insurance Company Ltd. cedes a portion of its variable deferred annuity business to AXA Equitable.

   Premiums earned in 2018, 2017 and 2016 were $20 million, $20 million and $20 million, respectively. Claims and expenses paid in 2018, 2017 and 2016 were $8 million, $5 million, and $6 million, respectively.

   REINSURANCE CEDED

   AXA Equitable cedes a portion of its life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Equitable has entered into a Life Catastrophe Excess of Loss Reinsurance Agreement with a number of subscribing reinsurers, including AXA Global Life. AXA Global Life participates in 5% of the pool, pro-rata, across the upper and lower layers.

   Premiums and expenses paid for the above agreements in 2018, 2017 and 2016 were $4 million, $4 million, and $4 million, respectively.

   Other Transactions

   On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. As a result, Holdings assumed AXA Financial's obligations with respect to the Company, including obligations related to certain benefit plans.

   In March 2018, AXA Equitable sold its interest in two consolidated real estate joint ventures to AXA France for a total purchase price of approximately $143 million, which resulted in a pre-tax loss of $0.2 million and the reduction of $202 million of long-term debt on the Company's balance sheet for the year ended December 31, 2018.

   In 2016, AXA Equitable and Saum Sing LLC ("Saum Sing"), an affiliate, formed Broad Vista Partners LLC ("Broad Vista"), of which AXA Equitable owns 70% and Saum Sing owns 30%. On June 30, 2016, Broad Vista entered into a real estate joint venture with a third party and AXA Equitable invested approximately $25 million.

   Insurance Coverage Provided by XL Catlin

   On September 12, 2018, AXA Group acquired XL Catlin. Prior to the acquisition, AXA Equitable had ceded part of our disability income business to XL Catlin and as of December 31, 2018, the reserves ceded were $93 million.

   Expenses and Revenues for 2018, 2017 and 2016

   The table below summarizes the expenses reimbursed to/from the Company and the fees received/paid by the Company in connection with certain services described above for the years ended December 31, 2018, 2017 and 2016.

                                                    YEARS ENDED DECEMBER 31,
                                                   --------------------------
                                                     2018     2017     2016
                                                   -------- -------- --------
                                                         (IN MILLIONS)
EXPENSES PAID OR ACCRUED FOR:
Paid or accrued commission and fee expenses for
  sale of insurance products by AXA Distribution.. $    613 $    608 $    587
General services provided by AXA Affiliates.......      109      186      188
Investment management services provided by AXA
  IM, AXA REIM and AXA Rosenberg..................        2        5        2
                                                   -------- -------- --------
Total............................................. $    724 $    799 $    777
                                                   ======== ======== ========
REVENUE RECEIVED OR ACCRUED FOR:
Investment management and administrative services
  provided to EQAT, VIP Trust, 1290 Funds and
  Other AXA Trusts................................ $    727 $    720 $    674
General services provided to AXA Affiliates.......      463      439      497
Amounts received or accrued for commissions and
  fees earned for sale of MONY America's
  insurance products..............................       44       45       43
                                                   -------- -------- --------
Total............................................. $  1,234 $  1,204 $  1,214
                                                   ======== ======== ========

13)EMPLOYEE BENEFIT PLANS

   401(k)

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $19 million, $15 million and $16 million for the years ended December 31, 2018, 2017 and 2016, respectively. In December 2018 the Company announced a 3% Company match for the AXA Equitable 401(k) Plan beginning January 1, 2019. This match will supplement the existing Company contribution on eligible compensation.

   Pension plan

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of AXA Equitable Life under the AXA Equitable Life QP was transferred from AXA Equitable Life to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. AXA Equitable Life remains secondarily liable for its obligations under the AXA Equitable Life QP and would recognize such liability in the event Holdings does not perform under the terms of the Assumption Agreement.

   The AXA Equitable QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2018, 2017 and 2016, expenses related to the plan were $60 million, $27 million and $31 million, respectively.

   The following table presents the funded status of the plan.

                                                                    AS OF DECEMBER 31,
                                                                    ------------------
                                                                      2018      2017
                                                                    --------  --------
                                                                       (IN MILLIONS)
LEGAL NAME OF PLAN: AXQ EQUITABLE RETIREMENT PLAN  EIN# 13-5570651
  Total Plan Assets................................................ $  1,993  $  2,325
                                                                    ========  ========
  Accumulated Benefit Obligation................................... $  2,039  $  2,389
                                                                    ========  ========
  Funded Status....................................................     97.8%     97.3%

   In addition to the AXA Equitable QP, AXA Equitable Life sponsors a non-qualified retirement plan, a medical and life retiree plan, and a post employment plan. The expenses related to these plans were $70 million, $37 million and $44 million for the years ended December 31, 2018, 2017 and 2016, respectively.

14)SHARE-BASED COMPENSATION PROGRAMS

   Compensation costs for 2018, 2017 and 2016 for share-based payment arrangements as further described herein are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                   -----------------------------------
                                                      2018        2017        2016
                                                   ----------- ----------- -----------
                                                              (IN MILLIONS)
Performance Shares/(1)/........................... $        12 $        18 $        17
Stock Options.....................................           2           1           1
AXA Shareplan.....................................          --           9          14
Restricted Stock Unit Awards/(2)/.................          16           2          --
Other Compensation Plans/(3)/.....................          --          --           1
                                                   ----------- ----------- -----------
Total Compensation Expenses....................... $        30 $        30 $        33
                                                   =========== =========== ===========

   --------
  /(1)/Reflects change to performance share retirement rules. Specifically, individuals who retire at any time after the grant date will continue to vest in their 2017 performance shares while individuals who retire prior to March 1, 2019 will forfeit all 2018 performance shares.
  /(2)/Reflects a $10 million adjustment for awards in 2018 with graded vesting, service-only conditions from the graded to the straight-line attribution method.
  /(3)/Includes stock appreciation rights and employee stock purchase plans.

   In 2017 and prior years, equity awards for employees and directors were available under the umbrella of AXA's global equity program. Accordingly, equity awards granted in 2017 and prior years were linked to AXA's stock.

   Following the IPO, Holdings has granted equity awards under the AXA Equitable Holdings, Inc. 2018 Omnibus Incentive Plan (the "Omnibus Plan") which was adopted by Holdings on April 25, 2018. Awards under the Omnibus Plan are linked to Holdings' common stock. As of December 31, 2018, the common stock reserved and available for issuance under the Omnibus Plan was
   5.5 million shares.

   2018 Equity Awards

   All 2018 equity awards for Company employees and directors were granted under the Omnibus Plan. Accordingly, all grants discussed in this section will be settled in shares of Holdings' common stock. As described below, Holdings made various grants of equity awards linked to the value of Holdings' common stock in 2018. For awards with graded vesting schedules and service-only vesting conditions, including restricted stock units ("RSUs") and other forms of share-based payment awards, the Company applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2018 grants were considered immaterial in the recognition of compensation cost.

   TRANSACTION INCENTIVE AWARDS

   On May 9, 2018, coincident with the IPO, Holdings granted one-time "Transaction Incentive Awards" to executive officers and certain other Company employees in the form of 0.6 million Holdings RSUs. Fifty percent of the Holdings RSUs will vest based on service over a two-year period from the IPO date (the "Service Units"), and fifty percent will vest based on service and a market condition (the "Performance Units"). The market condition is based on share price growth of at least 130% or 150% within a two or five-year period, respectively. If the market condition is not achieved, 50% of the Performance Units may still vest based on five years of continued service and the remaining Performance Units will be forfeited. The $6 million aggregate grant-date fair value of the 0.3 million Service Units was measured at the $20 IPO price of a Holdings share and will be charged to compensation expense over the stated requisite service periods.

   The grant-date fair value of half of the Performance Units, or 0.2 million Holdings RSUs, was also measured at the $20 IPO price for a Holdings share as employees are still able to vest in these awards even if the share price growth targets are not achieved. The resulting $3 million for these awards will be charged to compensation expense over the five-year requisite service period. The grant-date fair value of $16.47 was used to value the remaining half of the Performance Units that are subject to risk of forfeiture for non-achievement of the Holdings share price conditions. The grant date fair value was measured using a Monte Carlo simulation from which a five-year requisite service period was derived, representing the median of the distribution of stock price paths on which the market condition is satisfied, over which the total $3 million compensation expense will be recognized. In 2018, the Company recognized compensation expense associated with the Transaction Incentive Awards of approximately $6 million.

   SPECIAL IPO GRANT

   Also, on May 9, 2018, Holdings made a grant of 0.2 million Holdings RSUs to Company employees , or 50 restricted stock units to each eligible individual, that cliff vested on November 9, 2018. The grant-date fair value of the award was measured using the $20 IPO price for a Holdings share and the resulting $5 million has been recognized as compensation expense over the six-month service period ending November 9, 2018.

   ANNUAL AWARDS UNDER 2018 EQUITY PROGRAM

   Annual awards under Holdings' 2018 equity program consisted of a mix of equity vehicles including Holdings RSUs, Holdings stock options and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

    Holdings RSUs

   On May 17, 2018, Holdings granted 0.8 million Holdings RSUs to Company employees that vest ratably in equal annual installments over a three-year period on each of the first three anniversaries of March 1, 2018. The fair value of the award was measured using the closing price of the Holdings share on the grant date, and the resulting $18 million will be recognized as compensation expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible but not prior to March 1, 2019.

    Holdings Stock Options

   On June 11, 2018, Holdings granted 0.9 million Holdings stock options to Company employees. These options expire on March 1, 2028 and have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries of March 1, 2018. The exercise price for the options is $21.34, which was the closing price of a Holdings share on the grant date. The weighted average grant date fair value per option was estimated at $4.61 using a Black-Scholes options pricing model. Key assumptions used in the valuation included expected volatility of 25.4% based on historical selected peer data, a weighted average expected term of 5.7 years as determined by the simplified method, an expected dividend yield of 2.44% based on Holdings' expected annualized dividend, and a risk-free interest rate of 2.83%. The total fair value of these options of approximately $4 million will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible but not prior to March 1, 2019. In 2018, the Company recognized expense associated with the June 11, 2018 option grant of approximately $2 million.

    Holdings Performance Shares

   On May 17, 2018, Holdings granted 0.4 million unearned Holdings performance shares to Company employees, subject to performance conditions and a cliff-vesting term ending March 1, 2021. The performance shares consist of two distinct tranches; one based on the Company's return-on-equity targets (the "ROE Performance Shares") and the other based on the Holdings' relative total shareholder return targets (the "TSR Performance Shares"), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted. The grant-date fair value of the ROE Performance Shares will be established once the 2019 and 2020 Non-GAAP ROE target are determined and approved.

   The grant-date fair value of the TSR Performance Shares was measured at $23.17 using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The resulting $4 million aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible but not prior to March 1, 2019. In 2018, the Company recognized expense associated with the TSR Performance Share awards of approximately $2 million.

   Prior Equity Award Grants and Settlements

   Prior to adoption of the Omnibus Plan, Company employees were granted AXA ordinary share options under the AXA Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan"). There is no limitation in the Stock Option Plan on the number of shares that may be issued pursuant to option or other grants.

   Employees were also granted AXA performance shares under the AXA International Performance Shares Plan established for each year (the "Performance Share Plan").

   The fair values of these prior awards are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

   2017 PERFORMANCE SHARES GRANT

   On June 21, 2017, under the terms of the Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to Company employees. The extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the Company are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2018 and 2017, the expense associated with the June 21, 2017 grant of performance shares was approximately $4 million and $9 million, respectively.

   2016 PERFORMANCE SHARES GRANT

   On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to Company employees of AXA Equitable. The extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the Company are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2018, 2017 and 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $4 million, $4 million and $10 million, respectively.

   SETTLEMENT OF 2014 GRANT IN 2017

   On March 24, 2017, share distributions totaling of approximately $21 million were made to active and former AXA Equitable employees in settlement of
   2.3 million performance shares earned under the terms of the AXA Performance Share Plan 2014.

   OTHER GRANTS

   Prior to the IPO, non-officer directors were granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually under The Equity Plan for Directors.

   AXA restricted stock units ("AXA RSUs") were also granted to certain Company executives. The AXA RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   Summary of Stock Option Activity

   A summary of activity in the AXA and Holdings option plans during 2018 follows:

                                                                         OPTIONS OUTSTANDING
                                              -------------------------------------------------------------------------
                                                    EQH SHARES           AXA ORDINARY SHARES         AXA ADRS/(2)/
                                              ---------------------- --------------------------- ----------------------
                                                           WEIGHTED                  WEIGHTED                 WEIGHTED
                                                NUMBER     AVERAGE     NUMBER        AVERAGE       NUMBER     AVERAGE
                                              OUTSTANDING  EXERCISE  OUTSTANDING     EXERCISE    OUTSTANDING  EXERCISE
                                              (IN 000'S)    PRICE    (IN 000'S)       PRICE      (IN 000'S)    PRICE
                                              -----------  --------- -----------  -------------- -----------  ---------

Options Outstanding at January 1, 2018.......          --  $      --       3,653  (EURO)   17.36          20  $   20.98
Options granted..............................         869  $   21.34          --  (EURO)      --          --  $      --
Options exercised............................          --  $      --        (337) (EURO)   11.80          --  $      --
Options forfeited, net.......................         (35) $   21.34          --  (EURO)      --          --  $      --
Options expired..............................          --  $      --        (707) (EURO)   17.45          (5) $   35.25
                                              -----------            -----------                 -----------
Options Outstanding at December 31, 2018.....         834  $   21.34       2,609  (EURO)   18.20          15  $   15.37
                                              ===========  ========= ===========  ============== ===========  =========
Aggregate Intrinsic Value/(1)/...............              $      --              (EURO)   2,383              $     151
                                                           =========              ==============              =========
Weighted Average Remaining Contractual Term
  (in years).................................        9.16                   4.50                        0.58
                                              ===========            ===========                 ===========
Options Exercisable at December 31, 2018.....          --  $      --       1,369  (EURO)   15.27          15  $   15.37
                                              ===========  ========= ===========  ============== ===========  =========
Aggregate Intrinsic Value/(1)/...............              $      --              (EURO)   7,698              $     151
                                                           =========              ==============              =========
Weighted Average Remaining Contractual Term
  (in years).................................          --                   2.45                        0.58
                                              ===========            ===========                 ===========

   --------
  /(1)/Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2018 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher then market prices, intrinsic value is shown as zero.
  /(2)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase Holdings and AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2018, 2017 and 2016, respectively.

                                               EQH Shares   AXA Ordinary Shares/(1)/
                                              ------------  ------------------------
                                                  2018      2018   2017       2016
                                              ------------  ---- --------  ---------
Dividend yield...............................         2.44%   NA     6.53%      6.49%
Expected volatility..........................        25.40%   NA    25.05%      26.6%
Risk-free interest rates.....................         2.83%   NA     0.59%      0.33%
Expected life in years.......................          9.7    NA      8.8        8.1
Weighted average fair value per option at
  grant date................................. $       4.61    NA $   2.01  $    2.06

   --------
  /(1)/There were no options to buy AXA Ordinary Shares awarded during 2018. As such, the input assumptions for 2018 are not applicable.

   As of December 31, 2018, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 2.2 years. As of December 31, 2018, approximately $3 million of unrecognized compensation cost related to Holdings unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.8 years.

   Options

   The fair value of AXA stock options is calculated using the Black-Scholes option pricing model. The expected AXA dividend yield is based on market consensus. AXA share price volatility is estimated on the basis of implied volatility, which is checked against an analysis of historical volatility to ensure consistency. The risk-free interest rate is based on the Euro Swap Rate curve for the appropriate term. The effect of expected early exercise is taken into account through the use of an expected life assumption based on historical data.

   Restricted Awards

   The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award.

   For 2018, 2017 and 2016, respectively, the Company recognized compensation costs of $16 million, $2 million and $0 million for outstanding restricted stock and AXA RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for AXA RSUs. At December 31, 2018, approximately 2.3 million restricted Holdings and AXA ordinary share awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $19 million, net of estimated pre-vesting forfeitures, and is expected to be recognized over a weighted average period of 1.2 years.

   The following table summarizes restricted Holdings share and AXA ordinary share activity for 2018.

                                                                   WEIGHTED                        WEIGHTED
                                              SHARES OF HOLDINGS   AVERAGE      SHARES OF AXA      AVERAGE
                                               RESTRICTED STOCK   GRANT DATE   RESTRICTED STOCK   GRANT DATE
                                                (IN THOUSANDS)    FAIR VALUE    (IN THOUSANDS)    FAIR VALUE
                                              ------------------ ------------- ---------------- ---------------
Unvested as of January 1, 2018...............                 -- $          --               84 $         21.07
Granted......................................              1,696 $       20.83               -- $            --
Cancelled....................................                 56 $       21.21               -- $         26.64
Vested.......................................                381 $       21.09               36 $         21.99
                                              ------------------ -------------  --------------- ---------------
Unvested as of December 31, 2018.............              1,259 $       21.00               48 $         20.38
                                              ================== =============  =============== ===============

   Employee Stock Purchase Plans

   AXA SHAREPLAN 2017

   In 2017, eligible employees of AXA Equitable were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan, AXA's annual global stock purchase plan. Eligible employees could have reserved a share purchase during the reservation period from August 28, 2017 through September 8, 2017 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 13, 2017 through October 17, 2017. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 11, 2017 to the discounted formula subscription price in Euros. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of (Euro)20.19 per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.98% formula discounted price of (Euro)22.96 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2018, which is July 1, 2022. All subscriptions became binding and irrevocable on October 17, 2017.

   The Company recognized compensation expense of $9 million and $14 million in the years ended December 31, 2017 and 2016 respectively, in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2017 and 2016 primarily invested under Investment Option B for the purchase of approximately of 4 million and 6 million AXA ordinary shares, respectively.

   HOLDINGS STOCK PURCHASE PLAN

   During 2018, Holdings introduced the AXA Equitable Holdings, Inc. Stock Purchase Program ("SPP"). Participants are able to contribute up to 100% of their eligible compensation and receive a matching contribution in cash equal to 15% of their payroll contribution, which will be used to purchase Holdings shares. Purchases will be made on the last trading day of each month at the prevailing market rate.

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2018    2017     2016
                                                       ------ --------  ------
                                                            (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit........................... $  234 $     (6) $ (274)
  Deferred (expense) benefit..........................    212    1,216     438
                                                       ------ --------  ------
Total................................................. $  446 $  1,210  $  164
                                                       ====== ========  ======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21%, 35% and 35% for 2018, 2017 and 2016, respectively. The sources of the difference and their tax effects are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2018     2017     2016
                                                      ------  --------  ------
                                                            (IN MILLIONS)
Expected income tax (expense) benefit................ $  311  $   (542) $   14
Noncontrolling interest..............................     (1)       --      --
Non-taxable investment income (loss).................    104       241     173
Tax audit interest...................................    (11)       (6)    (14)
State income taxes...................................     (1)       (3)     (6)
Tax settlements/uncertain tax position release.......     --       221      --
Change in tax law....................................     46     1,308      --
Other................................................     (2)       (9)     (3)
                                                      ------  --------  ------
Income tax (expense) benefit......................... $  446  $  1,210  $  164
                                                      ======  ========  ======

   The Tax Cuts and Jobs Act (the "Tax Reform Act") was enacted on December 22, 2017. The SEC issued Staff Accounting Bulletin No. 118 ("SAB 118") to address the application of U.S. GAAP in situations where a company does not have the necessary information available to complete its accounting for certain income tax effects of the Tax Reform Act. In accordance with SAB 118, the Company determined reasonable estimates for certain effects of the Tax Reform Act and recorded those estimates as provisional amounts in the 2017 financial statements. The accounting for the income tax effects of the Tax Reform Act has been completed.

   The components of change in tax law are as follows:

   . An income tax expense of $4 million from the revaluation of deferred tax assets and liabilities that existed at the time of enactment. The calculation of cumulative temporary differences has been refined.

   . An income tax expense of $13 million related to the decrease in federal tax benefit allowable for audit interest as a result of lower corporate tax rates.

   . An income tax benefit of $20 million to reverse the sequestration fee applied to a portion of accumulated minimum tax credits in the 2017 financial statements. The Internal Revenue Service has since clarified that refundable minimum tax credits are not subject to sequestration.

   . During the fourth quarter of 2018, the Company adopted the Internal Revenue Service's directive related to the calculation of tax reserves for variable annuity contracts. As a result of adoption of the directive, the Company released audit interest accrued for uncertainties in the calculation of variable annuity tax reserves. The impact on the Company's financial statements was a benefit of $43 million.

   During the second quarter of 2017, the Company agreed to the Internal Revenue Service's Revenue Agent's Report for its consolidated 2008 and 2009 Federal corporate income tax returns. The impact on the Company's financial statements and unrecognized tax benefits was a tax benefit of $221 million.

   The components of the net deferred income taxes are as follows:

                                                                          AS OF DECEMBER 31,
                                                        -------------------------------------------------------
                                                                  2018                        2017
                                                        ------------------------- -----------------------------
                                                          ASSETS     LIABILITIES     Assets       Liabilities
                                                        ----------- ------------- ------------- ---------------
                                                                             (IN MILLIONS)

Compensation and related benefits...................... $        47 $          -- $          47 $            --
Net operating loss.....................................         239            --            --              --
Reserves and reinsurance...............................          --            32            --              83
DAC....................................................          --           864            --             821
Unrealized investment gains (losses)...................         123            --            --             298
Investments............................................         670            --            --             997
Tax credits............................................         314            --           387              --
Other..................................................          14            --            67              --
                                                        ----------- ------------- ------------- ---------------
Total.................................................. $     1,407 $         896 $         501 $         2,199
                                                        =========== ============= ============= ===============

   The Company had $314 million and $387 million of AMT credits for the years ended December 31, 2018 and 2017, respectively, which are expected to be refunded or utilized against future taxable income.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                     YEARS ENDED DECEMBER 31,
                                                ----------------------------------
                                                   2018        2017        2016
                                                ----------  ----------  ----------
                                                          (IN MILLIONS)

Balance at January 1,.......................... $      205  $      444  $      406
Additions for tax positions of prior years.....         98          28          38
Reductions for tax positions of prior years....        (30)       (234)         --
Settlements with tax authorities...............         --         (33)         --
                                                ----------  ----------  ----------
Balance at December 31,........................ $      273  $      205  $      444
                                                ==========  ==========  ==========

Unrecognized tax benefits that, if recognized,
  would impact the effective rate.............. $      202  $      172  $      329
                                                ==========  ==========  ==========

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2018 and 2017 were $41 million and $23 million, respectively. For 2018, 2017 and 2016, respectively, there were $18 million, $(44) million and $15 million in interest expense (benefit) related to unrecognized tax benefits.

   It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

   As of December 31, 2018, tax years 2010 and subsequent remain subject to examination by the IRS.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in income (loss). The balances for the past three years follow:

                                                        DECEMBER 31,
                                              -------------------------------
                                                 2018        2017      2016
                                              ----------  ---------  --------
                                                       (IN MILLIONS)

Unrealized gains (losses) on investments/(1)/ $     (484) $     581  $    (44)
Defined benefit pension plans/(2)/...........         (7)       (51)      (46)
                                              ----------  ---------  --------
Total accumulated other comprehensive income
  (loss) from continuing operations..........       (491)       530       (90)
                                              ----------  ---------  --------
Less: Accumulated other comprehensive
  (income) loss attributable to
  non-controlling interest...................         --         68        86
                                              ----------  ---------  --------
Accumulated other comprehensive income
  (loss) attributable to AXA Equitable....... $     (491) $     598  $     (4)
                                              ==========  =========  ========

   --------
  /(1)/2018 includes a $86 million decrease to Accumulated other comprehensive loss from the impact of adoption of ASU 2018-02.
  /(2)/2018 includes a $3 million increase to Accumulated other comprehensive loss from the impact of adoption of ASU 2018-02.

   The components of OCI for the years ended December 31, 2018, 2017 and 2016, net of tax, follow:

                                                     YEARS ENDED DECEMBER 31,
                                                 -------------------------------
                                                    2018       2017       2016
                                                 ----------  --------  ---------
                                                          (IN MILLIONS)
Change in net unrealized gains (losses)
  on investments:
  Net unrealized gains (losses) arising during
   the year..................................... $   (1,663) $    782  $    (178)
  (Gains) losses reclassified into net income
   (loss) during the year/(1)/..................         (4)        8          2
                                                 ----------  --------  ---------
Net unrealized gains (losses) on investments....     (1,667)      790       (176)
Adjustments for policyholders' liabilities,
  DAC, insurance liability loss recognition
  and other.....................................        437      (165)       (57)
                                                 ----------  --------  ---------
Change in unrealized gains (losses), net of
  adjustments (net of deferred income tax
  expense (benefit) of $(310), $244, and $(97)).     (1,230)      625       (233)
                                                 ----------  --------  ---------
Change in defined benefit plans:
  Less: Reclassification adjustments to Net
   income (loss) for:/(2)/
   Amortization of net (gains) losses included
     in net periodic cost.......................         (4)       (5)        (3)
                                                 ----------  --------  ---------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of $0,
  $(2) and $(2))................................         (4)       (5)        (3)
                                                 ----------  --------  ---------
Total other comprehensive income (loss), net of
  income taxes from continuing operations.......     (1,234)      620       (236)
Other comprehensive income (loss) from
  discontinued operations, net of income taxes..         --       (18)        17
                                                 ----------  --------  ---------
Other comprehensive income (loss) attributable
  to AXA Equitable.............................. $   (1,234) $    602  $    (219)
                                                 ==========  ========  =========

   --------
  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(1) million, $(5) million and $(1) million for the years ended December 31, 2018, 2017 and 2016, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see "Employee Benefit Plans" in Note 13). Reclassification amounts presented net of income tax expense (benefit) of $0 million, $2 million and $2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

   Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to Net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Litigation

   Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

   As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

   The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

   For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2018, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date to be up to approximately $95 million.

   For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

   In August 2015, a lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O'Donnell, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from AXA Equitable, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that AXA Equitable Life implemented the volatility management strategy in violation of applicable law. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York. In March 2017, the Southern District of New York granted AXA Equitable Life's motion to dismiss the complaint. In April 2017, the plaintiff filed a notice of appeal. In April 2018, the United States Court of Appeals for the Second Circuit reversed the trial court's decision with instructions to remand the case to Connecticut state court. In September 2018, the Second Circuit issued its mandate, following AXA Equitable Life's notification to the court that it would not file a petition for writ of certiorari. The case was transferred in December 2018 and is pending in Connecticut Superior Court, Judicial District of Stamford. We are vigorously defending this matter.

   In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc.
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of universal life ("UL") policies subject to AXA Equitable Life's COI rate increase. In early 2016, AXA Equitable Life raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in Arizona in 2017 and consolidated with the Brach matter. The current consolidated amended class action complaint alleges the following claims: breach of contract; misrepresentations by AXA Equitable Life in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs seek; (a) compensatory damages, costs, and, pre- and post-judgment interest;
   (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and
   (c) injunctive relief and attorneys' fees in connection with their statutory claims. Five other federal actions challenging the COI rate increase are also pending against AXA Equitable and have been coordinated with the Brach action for the purposes of pre-trial activities. They contain allegations similar to those in the Brach action as well as additional allegations for violations of various states' consumer protection statutes and common law fraud. Two actions are also pending against AXA Equitable in New York state court. AXA Equitable is vigorously defending each of these matters.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2019 and the four successive years are $81 million, $74 million, $69 million, $67 million, $63 million and $66 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2019 and the four successive years is $12 million, $12 million, $12 million, $12 million, $12 million and $0 million thereafter.

   Rent expense, which is amortized on a straight-line basis over the life of the lease, was $82 million, $78 million, $72 million, respectively, for the years ended December 31, 2018, 2017 and 2016, net of sublease income of $12 million, $16 million, $13 million, respectively, for the years ended December 31, 2018, 2017 and 2016.

   Obligations under Funding Agreements

   Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral. AXA Equitable has purchased FHLBNY stock of $190 million and pledged collateral with a carrying value of $6.1 billion, as of December 31, 2018. AXA Equitable issues short-term funding agreements to the FHLBNY and uses the funds for asset liability and cash management purposes. AXA Equitable issues long-term funding agreements to the FHLBNY and uses the funds for spread lending purposes. Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see "Derivative and offsetting assets and liabilities" included in Note 3. The table below summarizes the Company's activity of funding agreements with the FHLBNY.

                                               OUTSTANDING                                            REPAID
                                              BALANCE AT END      MATURITY OF         ISSUED DURING DURING THE
                                                OF PERIOD      OUTSTANDING BALANCE     THE PERIOD     PERIOD
                                              -------------- ------------------------ ------------- ----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2018:
Short-term FHLBNY funding agreements......... $        1,490 Less than one month      $       7,980 $    6,990
Long-term FHLBNY funding agreements..........          1,621 Less than four years                --         --
                                                          98 Less than five years                --         --
                                                         781 Greater than five years             --         --
                                              --------------                          ------------- ----------
Total long-term funding agreements...........          2,500                                     --         --
                                              --------------                          ------------- ----------
Total FHLBNY funding agreements at
  December 31, 2018/(1)/..................... $        3,990                          $       7,980 $    6,990
                                              ==============                          ============= ==========

December 31, 2017:
Short-term FHLBNY funding agreements......... $          500 Less than one month      $       6,000 $    6,000
Long-term FHLBNY funding agreements..........          1,244 Less than four years               324
                                                         377 Less than five years               303
                                                         879 Greater than five years            135
                                              --------------                          ------------- ----------
Total long-term funding agreements...........          2,500                                    762 $       --
                                              --------------                          ------------- ----------
Total FHLBNY funding agreements at
  December 31, 2017/(1)/..................... $        3,000                          $       6,762 $    6,000
                                              ==============                          ============= ==========

   --------
  /(1)/The $11 million and $14 million difference between the funding agreements carrying value shown in fair value table for 2018 and 2017, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2018, these arrangements include commitments by the Company to provide equity financing of $927 million (including $280 million with affiliates and $12 million on consolidated VIEs) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2018. The Company had $606 million of commitments under existing mortgage loan agreements at December 31, 2018.

   Pursuant to certain assumption agreements (the "Assumption Agreements"), AXA Financial legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance and deferred compensation benefits as well as under the AXA Equitable Retirement plan, a frozen qualified pension plan. AXA Equitable remains secondarily liable for its obligations under these plans and would recognize such liabilities in the event AXA Financial does not perform under the terms of the Assumption Agreements. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. See Note 1 for further information.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   For 2018, 2017 and 2016, respectively, AXA Equitable's statutory net income
   (loss) totaled $3,120 million, $748 million and $679 million. Statutory surplus, Capital stock and Asset Valuation Reserve ("AVR") totaled $7.9 billion and $8.7 billion at December 31, 2018 and 2017, respectively. At December 31, 2018, AXA Equitable, in accordance with various government and state regulations, had $55 million of securities on deposit with such government or state agencies.

   In 2018, AXA Equitable Life paid to its direct parent which subsequently distributed such amount to Holdings an ordinary shareholder dividend of $1.1 billion. Also in 2018, AXA Equitable Life transferred its interests in ABLP, AB Holding and the General Partner to Alpha Units Holdings, Inc., a newly formed subsidiary, and distributed the shares of that subsidiary to its direct parent which subsequently distributed such shares to Holdings (the "AB Ownership Transfer"). The AB Ownership transfer was considered an extraordinary dividend of $1.7 billion representing the equity value of Alpha Units Holdings, Inc. In connection with the AB Ownership Transfer, AXA Equitable Life paid an extraordinary cash dividend of $572 million and issued a surplus note to Holdings in the same amount. The surplus note was repaid on March 5, 2019.

   In 2017, AXA Equitable Life did not pay shareholder dividends and in 2016, AXA Equitable paid $1.1 billion in shareholder dividends.

   Dividend Restrictions

   As a domestic insurance subsidiary regulated by the insurance laws of New York State, AXA Equitable Life, is subject to restrictions as to the amounts permitted to be paid as dividends and the amounts of any outstanding surplus notes permitted to be repaid to Holdings.

   New York State insurance law provides that a stock life insurer may not, without prior approval of the New York State Department of Financial Services ("NYDFS"), pay a dividend to its stockholders exceeding an amount calculated under one of two standards (the "Standards"). The first standard allows payment of an ordinary dividend out of the insurer's earned surplus (as reported on the insurer's most recent annual statement) up to a limit calculated pursuant to a statutory formula, provided that the NYDFS is given notice and opportunity to disapprove the dividend if certain qualitative tests are not met (the "Earned Surplus Standard"). The second standard allows payment of an ordinary dividend up to a limit calculated pursuant to a different statutory formula without regard to the insurer's earned surplus. Dividends exceeding these prescribed limits require the insurer to file a notice of its intent to declare the dividends with the NYDFS and prior approval or non-disapproval from the NYDFS.

   In applying the Standards, AXA Equitable Life could pay ordinary dividends up to approximately $1.0 billion during 2019 or, if the amount under the Earned Surplus Standard was limited to the amount of AXA Equitable Life's positive unassigned funds as reported on its 2019 annual statement, $2.1 billion. However, in connection with the AB Ownership Transfer, AXA Equitable Life agreed with the NYDFS that it would not seek a dividend of greater than $1.0 billion under the Earned Surplus Standard during 2019.

   Prescribed and Permitted Accounting Practices

   At December 31, 2018 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2018.

   The Company cedes a portion of their statutory reserves to EQ AZ Life Re, a captive reinsurer, as part of the Company's capital management strategy. EQ AZ Life Re prepares financial statements in a special purpose framework for statutory reporting.

   Differences between Statutory Accounting Principles and U.S. GAAP

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflected a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)DISCONTINUED OPERATIONS

   Distribution of AllianceBernstein to Holdings

   Effective December 31, 2018, the Company and its subsidiaries transferred all economic interests in the business of AB to a newly created entity, Alpha Unit Holdings, LLC ("Alpha"). The Company distributed all equity interests in Alpha to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of Holdings. The AB transfer and subsequent distribution of Alpha equity interests ("the AB Business Transfer") removed the authority to control the business of AB and as such AB's operations are now reflected as a discontinued operation in the Company's consolidated financial statements in all periods presented. Prior to the fourth quarter of 2018, the Company reported the operations of AB as its Investment Management and Research segment.

   In connection with the transfer, the Company paid an extraordinary dividend in cash to Holdings in the amount of $572 million. The Company also issued a one-year senior surplus note to Holdings for $572 million that was repaid on March 5, 2019. See Note 12 for details of the senior surplus note.

   Transactions Prior to Distribution

   Intercompany transactions prior to the AB Business Transfer between the Company and AB were eliminated and excluded from the consolidated statements of income (loss) and consolidated balance sheets.

   The table below presents AB's revenues recognized in 2018, 2017 and 2016, disaggregated by category:

                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------
                                                2018      2017      2016
                                              --------- --------- ---------
                                                      (IN MILLIONS)
Investment management, advisory and service
  fees:
  Base fees.................................. $   2,156 $   2,025 $   1,809
  Performance-based fees.....................       118        95        33
  Research services..........................       439       450       480
  Distribution services......................       419       412       384

                                                YEARS ENDED DECEMBER 31,
                                              -----------------------------
                                                2018      2017      2016
                                              --------- --------- ---------
                                                      (IN MILLIONS)
Other revenues:
  Shareholder services....................... $      76 $      75 $      78
  Other......................................        35        42        21
                                              --------- --------- ---------
Total investment management and service fees. $   3,243 $   3,099 $   2,804
                                              ========= ========= =========

   Transactions Ongoing after Distribution

   After the AB Business Transfer, services provided by AB will consist primarily of an investment management service agreement and will be included in investment expenses and identified as a related party transaction.

   Discontinued Operations

   The following table presents the amounts related to the Net income (loss) of AB that has been reflected in Discontinued operations:

                                                  YEARS ENDED DECEMBER 31,
                                              -------------------------------
                                                 2018       2017       2016
                                              ---------  ---------  ---------
                                                       (IN MILLIONS)
REVENUES
Net derivative gains (losses)................ $      12  $     (24) $     (16)
Net investment income (loss).................        24        142        150
Investment gains (losses), net:
  Other investment gains (losses), net.......        --         --         (2)
                                              ---------  ---------  ---------
   Total investment gains (losses), net......        --         --         (2)
                                              ---------  ---------  ---------
Investment management and service fees.......     3,243      3,099      2,804
                                              ---------  ---------  ---------
   Total revenues............................     3,279      3,217      2,936
                                              ---------  ---------  ---------
BENEFITS AND OTHER DEDUCTIONS
Compensation and benefits....................     1,370      1,307      1,231
Commissions and distribution related payments       427        415        372
Interest expense.............................         8          6          3
Other operating costs and expenses...........       727        789        699
                                              ---------  ---------  ---------
   Total benefits and other deductions.......     2,532      2,517      2,305
                                              ---------  ---------  ---------
Income (loss) from discontinued operations,
  before income taxes........................       747        700        631
Income tax (expense) benefit.................       (69)       (82)       (69)
                                              ---------  ---------  ---------
Net income (loss) from discontinued
  operations, net of taxes...................       678        618        562
 Less: Net (income) loss attributable to the
  noncontrolling interest....................      (564)      (533)      (496)
                                              ---------  ---------  ---------
Net income (loss) from discontinued
  operations, net of taxes and
  noncontrolling interest.................... $     114  $      85  $      66
                                              =========  =========  =========

   The following table presents the amounts related to the financial position of AB as of December 31, 2017. As the Company deconsolidated AB effective December 31, 2018, amounts related to AB's financial position as of December 31, 2018 are not included in the Company's consolidated balance sheet as of that date. The amounts as of December 31, 2017 have been reflected in either the Assets of disposed subsidiary or Liabilities of disposed subsidiary, as applicable, in the Company's consolidated balance sheet:

                 ASSETS AND LIABILITIES OF DISPOSED SUBSIDIARY

                                                        AS OF DECEMBER 31, 2017
                                                        ------------------------
                                                             (IN MILLIONS)
ASSETS
Investments:
  Other equity investments............................. $                     87
  Trading securities, at fair value....................                      351
  Other invested assets................................                    1,291
                                                        ------------------------
   Total investments...................................                    1,729
Cash and cash equivalents..............................                    1,009
Cash and securities segregated, at fair value..........                      816
Broker-dealer related receivables......................                    2,158
Intangible assets, net.................................                    3,709
Other assets...........................................                      414
                                                        ------------------------
  TOTAL ASSETS OF DISPOSED SUBSIDIARY.................. $                  9,835
                                                        ========================
LIABILITIES
Broker-dealer related payables......................... $                    334
Customer related payables..............................                    2,229
Long-term debt.........................................                      566
Current and deferred income taxes......................                      404
Other liabilities......................................                    1,421
                                                        ------------------------
  TOTAL LIABILITIES OF DISPOSED SUBSIDIARY............. $                  4,954
                                                        ------------------------
Redeemable noncontrolling interest of
  disposed subsidiary..................................                      602

20)REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS

   During the fourth quarter of 2018, the Company identified certain cash flows that were incorrectly classified in the Company's consolidated statements of cash flows. The Company has determined that these misclassifications were not material to the financial statements of any period. These have been corrected in the comparative consolidated statements of cash flows for the year ended December 31, 2017 contained elsewhere in this filing.

   Reclassification of DAC Capitalization

   During the fourth quarter of 2018, the Company changed the presentation of the capitalization of deferred policy acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments and Other operating costs and expenses. Previously, the Company had netted the capitalized amounts within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Comprehensive income of this reclassification. See Note 2 for further details of this reclassification.

   Discontinued Operations

   In addition, as further described in Note 19, as a result of the AB Business Transfer in the fourth quarter of 2018, AB's operations are now reflected as a discontinued operation in the Company's consolidated financial statements. The financial information for prior periods presented in the consolidated financial statements have been adjusted to reflect AB as a discontinued operation.

   Consolidated Financial Statements as of and for the Year Ended December 31, 2017

   The following tables present line items in the consolidated financial statements as of and for the year ended December 31, 2017 that have been affected by the revisions. This information has been corrected from the information previously presented in the 2017 Form 10-K. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revisions, and the amounts as currently revised.

                                                                  AS OF DECEMBER 31, 2017
                                              ----------------------------------------------------------------
                                                              DISCONTINUED
                                               AS PREVIOUSLY   OPERATIONS               IMPACT OF
                                                 REPORTED      ADJUSTMENT   AS ADJUSTED REVISIONS  AS REVISED
                                              --------------- ------------  ----------- ---------  -----------
                                                                       (IN MILLIONS)
CONSOLIDATED BALANCE SHEET:
ASSETS:
  Deferred policy acquisition costs.......... $         4,547 $         --  $     4,547 $     (55) $     4,492
                                              --------------- ------------  ----------- ---------  -----------
   Total Assets.............................. $       225,985 $         --  $   225,985 $     (55) $   225,930
                                              =============== ============  =========== =========  ===========
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................          29,034           --       29,034        36       29,070
  Current and deferred taxes.................           1,973         (404)       1,569       (19)       1,550
                                              --------------- ------------  ----------- ---------  -----------
   Total Liabilities.........................         205,795           --      205,795        17      205,812
                                              --------------- ------------  ----------- ---------  -----------
EQUITY:
  Retained Earnings..........................           9,010           --        9,010       (72)       8,938
                                              --------------- ------------  ----------- ---------  -----------
  AXA Equitable Equity.......................          16,469           --       16,469       (72)      16,397
                                              --------------- ------------  ----------- ---------  -----------
  Total Equity...............................          19,564           --       19,564       (72)      19,492
                                              --------------- ------------  ----------- ---------  -----------
  Total Liabilities, Redeemable
   Noncontrolling Interest and Equity........ $       225,985 $         --  $   225,985 $     (55) $   225,930
                                              =============== ============  =========== =========  ===========

                                                                     YEAR ENDED DECEMBER 31, 2017
                                              ---------------------------------------------------------------------------
                                                                          DISCONTINUED
                                              AS PREVIOUSLY   GROSS DAC    OPERATIONS               IMPACT OF
                                                REPORTED      ADJUSTMENT   ADJUSTMENT   AS ADJUSTED REVISIONS  AS REVISED
                                              -------------- -----------  ------------  ----------- ---------  ----------
                                                                             (IN MILLIONS)
CONSOLIDATED STATEMENT OF INCOME (LOSS):
REVENUES:
  Policy charges and fee income.............. $        3,334 $        --  $         --  $     3,334 $     (40) $    3,294
  Net derivative gains (losses)..............            890          --            24          914       (20)        894
                                              -------------- -----------  ------------  ----------- ---------  ----------
   Total revenues............................         11,733          --        (3,217)       8,516       (60)      8,456
                                              -------------- -----------  ------------  ----------- ---------  ----------
BENEFITS AND OTHER DEDUCTIONS:
  Policyholders' benefits....................          3,462          --            --        3,462        11       3,473
  Interest credited to policyholder's
   account balances..........................          1,040          --            --        1,040      (119)        921
  Compensation and benefits..................          1,762        (128)       (1,307)         327        --         327
  Commissions and distribution
   related payments..........................          1,486        (443)         (415)         628        --         628
  Amortization of deferred policy
   acquisition costs.........................            268         578            --          846        54         900
  Other operating costs and expenses.........          1,431          (7)         (789)         635        --         635
                                              -------------- -----------  ------------  ----------- ---------  ----------
   Total benefits and other deductions.......          9,478          --        (2,517)       6,961       (54)      6,907

                                                                            YEAR ENDED DECEMBER 31, 2017
                                                     ---------------------------------------------------------------------------
                                                                                DISCONTINUED
                                                     AS PREVIOUSLY  GROSS DAC    OPERATIONS                IMPACT OF
                                                       REPORTED     ADJUSTMENT   ADJUSTMENT   AS ADJUSTED  REVISIONS  AS REVISED
                                                     ------------- ------------ ------------  ----------- ----------  ----------
                                                                                    (IN MILLIONS)
CONSOLIDATED STATEMENT OF INCOME (LOSS):
Income (loss) from continuing operations, before
  income taxes...................................... $       2,255 $         -- $       (700) $     1,555 $       (6) $    1,549
Income tax (expense) benefit from
  continuing operations.............................         1,139           --         (111)       1,028        182       1,210
                                                     ------------- ------------ ------------  ----------- ----------  ----------
Net income (loss) from continuing operations........         3,394           --         (811)       2,583        176       2,759
                                                     ------------- ------------ ------------  ----------- ----------  ----------
Net income (loss)...................................         3,394           --         (533)       2,861        (17)      2,844
                                                     ------------- ------------ ------------  ----------- ----------  ----------
NET INCOME (LOSS) ATTRIBUTABLE TO AXA EQUITABLE..... $       2,860 $         -- $         --  $     2,860 $      (17) $    2,843
                                                     ============= ============ ============  =========== ==========  ==========

                                                                  YEAR ENDED DECEMBER 31, 2017
                                              --------------------------------------------------------------------
                                                              DISCONTINUED
                                               AS PREVIOUSLY   OPERATIONS                 IMPACT OF
                                                 REPORTED      ADJUSTMENT    AS ADJUSTED  REVISIONS   AS REVISED
                                              --------------- ------------  ------------- ---------  -------------
                                                                         (IN MILLIONS)
CONSOLIDATED STATEMENT OF COMPREHENSIVE
  INCOME (LOSS):
Net income (loss)............................ $         3,394 $       (533) $       2,861 $     (17) $       2,844
Change in unrealized gains (losses), net of
  reclassification adjustment................             563           --            563        21            584
Other comprehensive income...................             599          (18)           581        21            602
                                              --------------- ------------  ------------- ---------  -------------
Comprehensive income (loss)..................           3,993         (551)         3,442         4          3,446
                                              --------------- ------------  ------------- ---------  -------------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
  AXA EQUITABLE.............................. $         3,441 $         --  $       3,441 $       4  $       3,445
                                              =============== ============  ============= =========  =============

                                                                         YEAR ENDED DECEMBER 31, 2017
                                                        -------------------------------------------------------------
                                                                      DISCONTINUED
                                                        AS PREVIOUSLY  OPERATIONS               IMPACT OF
                                                          REPORTED     ADJUSTMENT   AS ADJUSTED REVISIONS  AS REVISED
                                                        ------------- ------------- ----------- ---------  ----------
                                                                                (IN MILLIONS)
CONSOLIDATED STATEMENT OF EQUITY:
  Retained earnings, beginning of year................. $       6,150 $          -- $     6,150 $     (55) $    6,095
  Net income (loss) attributable to AXA Equitable......         2,860            --       2,860       (17)      2,843
                                                        ------------- ------------- ----------- ---------  ----------
  Retained earnings, end of period.....................         9,010            --       9,010       (72)      8,938
                                                        ------------- ------------- ----------- ---------  ----------
  Accumulated other comprehensive income, beginning
   of year.............................................            17            --          17       (21)         (4)
  Other comprehensive income (loss)....................           581            --         581        21         602
                                                        ------------- ------------- ----------- ---------  ----------
  Accumulated other comprehensive income, end of year..           598            --         598        --         598
                                                        ------------- ------------- ----------- ---------  ----------
  Total AXA Equitable's equity, end of year............        16,469            --      16,469       (72)     16,397
TOTAL EQUITY, END OF YEAR.............................. $      19,564 $          -- $    19,564 $     (72) $   19,492
                                                        ============= ============= =========== =========  ==========

                                                                        YEAR ENDED DECEMBER 31, 2017
                                                          -------------------------------------------------------
                                                                          PRESENTATION
                                                           AS REPORTED  RECLASSIFICATIONS  REVISIONS   AS REVISED
                                                          ------------  -----------------  ---------  -----------
                                                                               (IN MILLIONS)
CONSOLIDATED STATEMENT OF CASH FLOWS:
NET INCOME (LOSS)/(1)/................................... $      3,394  $              --  $     (17) $     3,377
  Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities:
   Interest credited to policyholders' account balances..        1,040                 --       (119)         921
   Policy charges and fee income.........................       (3,334)                --         40       (3,294)
   Net derivative (gains) losses.........................         (890)                --         20         (870)
   Amortization and depreciation.........................         (136)               907         54          825
   Amortization of deferred sales commission.............           32                (32)        --           --
   Amortization of other intangibles.....................           31                (31)        --           --
   Equity (income) loss from limited partnerships........           --               (157)        --         (157)
   Distributions from joint ventures and
     limited partnerships................................          140               (140)        --           --
   Changes in:
     Reinsurance recoverable.............................         (416)                --       (602)      (1,018)
     Deferred policy acquisition costs...................          268               (268)        --           --
     Capitalization of deferred policy
       acquisition costs.................................           --               (578)        --         (578)
     Future policy benefits..............................        1,511                 --       (322)       1,189
     Current and deferred income taxes...................         (664)                --       (510)      (1,174)
     Other, net..........................................          189                297         --          486
                                                          ------------  -----------------  ---------  -----------
  NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES.... $      1,077  $              (2) $  (1,456) $      (381)
                                                          ------------  -----------------  ---------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:
   Short-term investments................................ $         --  $           2,204  $      --  $     2,204
  Payment for the purchase/origination of:
   Short-term investments................................           --             (2,456)        --       (2,456)
  Change in short-term investments.......................         (264)               254         10           --
  Other, net.............................................          238                 --         84          322
                                                          ------------  -----------------  ---------  -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES...... $     (9,010) $               2  $      94  $    (8,914)
                                                          ------------  -----------------  ---------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
   Deposits.............................................. $      9,882  $              --  $    (548) $     9,334
   Withdrawals...........................................       (5,926)                --      2,000       (3,926)
   Transfer (to) from Separate Accounts..................        1,656                 --        (90)       1,566
                                                          ------------  -----------------  ---------  -----------
  Net cash provided by (used in) financing activities.... $      8,370  $              --  $   1,362  $     9,732
                                                          ------------  -----------------  ---------  -----------

   --------
  /(1)/Net income (loss) includes $533 million in 2017 of the discontinued operations that are not included in net income (loss) in the Consolidated Statements of Income (Loss).

   Consolidated Financial Statements for the Year Ended December 31, 2016

   The following table presents line items for the consolidated financial statements for the year ended December 31, 2016 that have been affected by the aforementioned adjustments and revisions. This information has been corrected from the information previously presented and restated in the 2017 Form 10-K. For these items, the table details the amounts as previously reported and the impact upon those line items due to the reclassifications to conform to the current presentation, adjustments for the discontinued operation, and revisions and the amounts as currently revised.

                                                                    YEAR ENDED DECEMBER 31, 2016
                                         ----------------------------------------------------------------------------------
                                                                       DISCONTINUED
                                          AS PREVIOUSLY   GROSS DAC     OPERATIONS                  IMPACT OF
                                            REPORTED      ADJUSTMENT    ADJUSTMENT    AS ADJUSTED   REVISIONS    AS REVISED
                                         --------------  -----------  -------------  ------------  -----------  -----------
                                                                            (IN MILLIONS)
CONSOLIDATED STATEMENT OF INCOME (LOSS):
REVENUES:
  Policy charges and fee income......... $        3,344  $        --  $          --  $      3,344  $       (33) $     3,311
  Net derivative gains (losses).........         (1,211)          --             16        (1,195)        (126)      (1,321)
                                         --------------  -----------  -------------  ------------  -----------  -----------
   Total revenues.......................          9,138           --         (2,936)        6,202         (159)       6,043
BENEFITS AND OTHER DEDUCTIONS:
  Interest credited to Policyholder's
   account balances.....................          1,029           --             --         1,029         (124)         905
  Compensation and benefits.............          1,723         (128)        (1,231)          364           --          364
  Commissions and distribution
   related payments.....................          1,467         (460)          (372)          635           --          635
  Amortization of deferred policy
   acquisition costs....................             52          594             --           646           (4)         642
  Other operating costs and expenses....          1,458           (6)          (699)          753           --          753
                                         --------------  -----------  -------------  ------------  -----------  -----------
   Total benefits and other deductions..          8,516           --         (2,305)        6,211         (128)       6,083
Income (loss) from continuing
  operations, before income taxes.......            622           --           (631)           (9)         (31)         (40)
Income tax (expense) benefit from
  continuing operations.................             84           --             69           153           11          164
Net income (loss) from
  continuing operations.................            706           --           (562)          144          (20)         124
Net income (loss).......................            706           --           (496)          210          (20)         190
                                         --------------  -----------  -------------  ------------  -----------  -----------
NET INCOME (LOSS) ATTRIBUTABLE TO
  AXA EQUITABLE......................... $          210  $        --  $          --  $        210  $       (20) $       190
                                         ==============  ===========  =============  ============  ===========  ===========

                                                                              YEAR ENDED DECEMBER 31, 2016
                                                        -----------------------------------------------------------------------
                                                                           DISCONTINUED
                                                         AS PREVIOUSLY      OPERATIONS                    IMPACT OF
                                                           REPORTED         ADJUSTMENT     AS ADJUSTED    REVISIONS  AS REVISED
                                                        ---------------  ---------------  -------------  ----------  ----------
                                                                                     (IN MILLIONS)
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS):
Net income (loss)...................................... $           706  $          (496) $         210  $      (20) $      190
                                                        ---------------  ---------------  -------------  ----------  ----------
Change in unrealized gains (losses), net of
  reclassification adjustment..........................            (194)              --           (194)        (21)       (215)
Other comprehensive income.............................            (215)              17           (198)        (21)       (219)
Comprehensive income (loss)............................             491             (479)            12         (41)        (29)
                                                        ---------------  ---------------  -------------  ----------  ----------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
  AXA EQUITABLE........................................ $            12  $            --  $          12  $      (41) $      (29)
                                                        ===============  ===============  =============  ==========  ==========

                                                                  YEAR ENDED DECEMBER 31, 2016
                                                ----------------------------------------------------------------
                                                                DISCONTINUED
                                                 AS PREVIOUSLY   OPERATIONS               IMPACT OF
                                                   REPORTED      ADJUSTMENT  AS ADJUSTED  REVISIONS   AS REVISED
                                                --------------  ------------ -----------  ---------  -----------
                                                                          (IN MILLIONS)
CONSOLIDATED STATEMENT OF EQUITY:
  Retained earnings, beginning of year......... $        6,990  $         -- $     6,990  $     (35) $     6,955
  Net income (loss) attributable to
   AXA Equitable...............................            210            --         210        (20)         190
                                                --------------  ------------ -----------  ---------  -----------
  Retained earnings, end of period.............          6,150            --       6,150        (55)       6,095
                                                --------------  ------------ -----------  ---------  -----------
  Other comprehensive income (loss)............           (198)           --        (198)       (21)        (219)
                                                --------------  ------------ -----------  ---------  -----------
  Accumulated other comprehensive income, end
   of period...................................             17            --          17        (21)          (4)
                                                --------------  ------------ -----------  ---------  -----------
  Total AXA Equitable's equity, end of period.. $       11,508  $         -- $    11,508  $     (76) $    11,432
                                                ==============  ============ ===========  =========  ===========

                                                                        YEAR ENDED DECEMBER 31, 2016
                                                          -------------------------------------------------------
                                                                          PRESENTATION
                                                           AS REPORTED  RECLASSIFICATIONS  REVISIONS   AS REVISED
                                                          ------------  -----------------  ---------  -----------
                                                                               (IN MILLIONS)
CONSOLIDATED STATEMENT OF CASH FLOWS:
NET INCOME (LOSS)/(1)/................................... $        706  $              --  $     (20) $       686
  Adjustments to reconcile net income (loss) to net
   cash provided by (used in) operating activities:
   Interest credited to policyholders' account balances..        1,029                 --       (124)         905
   Policy charges and fee income.........................       (3,344)                --         33       (3,311)
   Net derivative (gains) losses.........................        1,211                 --        126        1,337
   Amortization and depreciation.........................           --                618         (4)         614
   Amortization of deferred sales commission.............           41                (41)        --           --
   Other depreciation and amortization...................          (98)                98         --           --
   Amortization of other intangibles.....................           29                (29)        --           --
   Equity (income) loss from limited partnerships........           --                (91)        --          (91)
   Return of real estate joint venture and
     limited partnerships................................          126               (126)        --           --
   Changes in:
     Deferred policy acquisition costs...................           52                (52)        --           --
     Capitalization of deferred policy
       acquisition costs.................................           --               (594)        --         (594)
     Current and deferred income taxes...................         (742)                --        (11)        (753)
     Other, net..........................................         (161)               217         --           56
                                                          ------------  -----------------  ---------  -----------
  NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES.... $       (461) $              --  $      --  $      (461)
                                                          ------------  -----------------  ---------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:
   Short-term investments................................           --              2,984         --        2,984
  Payment for the purchase/origination of:...............
   Short-term investments................................           --             (3,187)        --       (3,187)
  Change in short-term investments.......................         (205)               205         --           --
  Other, net.............................................          409                 (2)        --          407
                                                          ------------  -----------------  ---------  -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES...... $     (5,358) $              --  $      --  $    (5,358)
                                                          ------------  -----------------  ---------  -----------

   --------
  /(1)/Net income (loss) includes $496 million in 2016 of the discontinued operations that are not included in Net income (loss) in the Consolidated Statements of Income (Loss).

21)QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

   The unaudited quarterly financial information for the years ended December 31, 2018 and 2017 are summarized in the table below:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                               MARCH 31    JUNE 30    SEPTEMBER 30  DECEMBER 31
                                              ---------  ----------  -------------  ------------
                                                                (IN MILLIONS)
2018
Total revenues............................... $   1,139  $    1,621  $          27  $      4,164
Total benefits and other deductions..........     1,512       4,278            763         1,879
                                              ---------  ----------  -------------  ------------
Net income (loss)............................ $    (264) $   (2,084) $        (509) $      1,936
                                              =========  ==========  =============  ============

2017
Total revenues............................... $   1,554  $    3,763  $       1,621  $      1,518
Total benefits and other deductions..........     1,921       1,858          1,708         1,420
                                              ---------  ----------  -------------  ------------
Net income (loss)............................ $    (201) $    1,508  $          23  $      1,515
                                              =========  ==========  =============  ============

   Net Income (Loss) Volatility

   With the exception of the GMxB Unwind during the second quarter of 2018 that is further described in Note 12, the fluctuation in the Company's quarterly Net income (loss) during 2018 and 2017 is not due to any specific events or transactions, but instead is driven primarily by the impact of changes in market conditions on the Company's liabilities associated with GMxB features embedded in its variable annuity products, partially offset by derivatives the Company has in place to mitigate the movement in those liabilities. As those derivatives do not qualify for hedge accounting treatment, volatility in Net income (loss) result from the changes in value of the derivatives being recognized in the period in which they occur, with offsetting changes in the liabilities being partially recognized in the current period.

   Reclassification of DAC Capitalization

   During the fourth quarter of 2018, the Company revised the presentation of the capitalization of deferred policy acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments and Other operating costs and expenses. Previously, the Company had netted the capitalized amounts within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Comprehensive income of this reclassification. See Note 2 for further details of this reclassification.

   Revisions of Prior Period Interim Consolidated Financial Statements

   The Company's third quarter 2018 financial statements were revised to reflect the correction of errors identified by the Company in its previously issued financial statements. The impact of these errors was not considered to be material. However, in order to improve the consistency and comparability of the financial statements, management revised the Company's consolidated financial statements for the three and six months ended
   March 31, 2018 and June 30, 2018, respectively, as well as the three and six months ended March 31, 2017 and June 30, 2017.

   In addition, during the fourth quarter of 2018, the Company identified certain cash flows that were incorrectly classified in the Company's historical consolidated statements of cash flows. The Company has determined that these mis-classifications were not material to the financial statements for any period. These misclassifications will be corrected in the comparative consolidated statements of cash flows for the three, six and nine months ended March 31, 2019, June 30, 2019 and September 30, 2019 that will appear in the Company's first, second and third quarter 2019 Form 10-Q filings, respectively.

   Discontinued Operations

   In addition, as further described in Note 19, as a result of the AB Business Transfer effective as of December 31, 2018, AB's operations are now reflected as Discontinued operations in the Company's consolidated financial statements. The financial information for prior periods presented in the consolidated financial statements have been adjusted to reflect AB as Discontinued operations.

   Revision of Consolidated Financial Statements as of and for the Three Months Ended March 31, 2018

   The following tables present line items of the consolidated financial statements as of and for the three months ended March 31, 2018 that have been affected by the revisions. This information has been corrected from the information previously presented in the Company's March 31, 2018 Form 10-Q. For these items, the tables detail the amounts as previously reported and the impact upon those line items due to the reclassifications to conform to the current presentation, adjustment for the discontinued operation, revisions and the amounts as currently revised. Prior period amounts have been reclassified to conform to current period presentation, where applicable, and are summarized in the accompanying tables.

                                                                    AS OF MARCH 31, 2018
                                              -----------------------------------------------------------------
                                                              DISCONTINUED
                                              AS PREVIOUSLY    OPERATIONS                IMPACT OF
                                                REPORTED       ADJUSTMENT    AS ADJUSTED REVISIONS  AS REVISED
                                              -------------- --------------  ----------- ---------  -----------
                                                                        (IN MILLIONS)
CONSOLIDATED BALANCE SHEET:
ASSETS:
  Deferred policy acquisition costs..........          4,826             --        4,826      (119)       4,707
                                              -------------- --------------  ----------- ---------  -----------
   Total Assets.............................. $      222,424 $           --  $   222,424 $    (119) $   222,305
                                              ============== ==============  =========== =========  ===========
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................ $       28,374 $           --  $    28,374 $     (10) $    28,364
  Current and deferred taxes.................          1,728           (432)       1,296       (38)       1,258
  Other liabilities..........................          3,041         (1,941)       1,100        70        1,170
                                              -------------- --------------  ----------- ---------  -----------
  Total Liabilities.......................... $      202,767 $           --  $   202,767 $      22  $   202,789
                                              -------------- --------------  ----------- ---------  -----------
EQUITY:
  Retained Earnings.......................... $        8,824 $           --  $     8,824 $    (141) $     8,683
  AXA Equitable Equity.......................         15,545             --       15,545      (141)      15,404
                                              -------------- --------------  ----------- ---------  -----------
  Total Equity...............................         18,633             --       18,633      (141)      18,492
                                              -------------- --------------  ----------- ---------  -----------
Total Liabilities, Redeemable Noncontrolling
  Interest and Equity........................ $      222,424 $           --  $   222,424 $    (119) $   222,305
                                              ============== ==============  =========== =========  ===========

                                                                      THREE MONTHS ENDED MARCH 31, 2018
                                               -------------------------------------------------------------------------------
                                                                            DISCONTINUED
                                               AS PREVIOUSLY   GROSS DAC     OPERATIONS                  IMPACT OF
                                                 REPORTED      ADJUSTMENT    ADJUSTMENT    AS ADJUSTED   REVISIONS  AS REVISED
                                               -------------  ------------  ------------  ------------  ----------  ----------
                                                                                (IN MILLIONS)
CONSOLIDATED STATEMENT OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $         869  $         --  $         --  $        869  $       (8) $      861
   Net derivative gains (losses)..............          (777)           --            (2)         (779)        (38)       (817)
                                               -------------  ------------  ------------  ------------  ----------  ----------
     Total Revenues...........................         2,031            --          (846)        1,185         (46)      1,139
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................           489            --            --           489          (9)        480
   Interest credited to policyholders'
     account balances.........................           338            --            --           338         (83)        255
   Compensation and benefits..................           456           (33)         (344)           79          70         149
   Commissions and distribution
     related payments.........................           371          (101)         (110)          160          --         160
   Amortization of deferred policy
     acquisition costs........................            10           135            --           145          64         209
   Other operating costs and expenses.........           440            (1)         (189)          250          --         250
                                               -------------  ------------  ------------  ------------  ----------  ----------
     Total benefits and other deductions......         2,115            --          (645)        1,470          42       1,512
                                               -------------  ------------  ------------  ------------  ----------  ----------

                                                                   THREE MONTHS ENDED MARCH 31, 2018
                                              --------------------------------------------------------------------------
                                                                        DISCONTINUED
                                              AS PREVIOUSLY  GROSS DAC   OPERATIONS                IMPACT OF
                                                REPORTED     ADJUSTMENT  ADJUSTMENT   AS ADJUSTED  REVISIONS  AS REVISED
                                              -------------  ---------- ------------  -----------  ---------  ----------
                                                                             (IN MILLIONS)
  Income (loss) from continuing operations,
   before income taxes.......................  $        (84) $       --  $      (201) $      (285)       (88)       (373)
  Income tax (expense) benefit from
   continuing operations.....................            44          --           17           61         19          80
                                               ------------  ----------  -----------  -----------   --------  ----------
  Net income (loss) from
   continuing operations.....................           (40)         --         (184)        (224)       (69)       (293)
                                               ------------  ----------  -----------  -----------   --------  ----------
  Net income (loss)..........................           (40)         --         (155)        (195)       (69)       (264)
                                               ------------  ----------  -----------  -----------   --------  ----------
  NET INCOME (LOSS) ATTRIBUTABLE TO
   AXA EQUITABLE.............................  $       (194) $       --  $        --  $      (194)  $    (69) $     (263)
                                               ============  ==========  ===========  ===========   ========  ==========

                                                                THREE MONTHS ENDED MARCH 31, 2018
                                                 ---------------------------------------------------------------
                                                                DISCONTINUED
                                                 AS PREVIOUSLY   OPERATIONS                IMPACT OF
                                                   REPORTED      ADJUSTMENT   AS ADJUSTED  REVISIONS  AS REVISED
                                                 -------------  ------------  -----------  ---------  ----------
                                                                          (IN MILLIONS)
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)............................. $         (40) $       (155) $      (195) $     (69) $     (264)
                                                 -------------  ------------  -----------  ---------  ----------
  Comprehensive income (loss)................... $        (789) $       (162) $      (951) $     (69) $   (1,020)
                                                 -------------  ------------  -----------  ---------  ----------
  COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
   AXA EQUITABLE................................ $        (950) $         --  $      (950) $     (69) $   (1,019)
                                                 =============  ============  ===========  =========  ==========
CONSOLIDATED STATEMENT OF EQUITY:
  Retained earnings, beginning of year.......... $       9,010  $         --  $     9,010  $     (72) $    8,938
                                                 -------------  ------------  -----------  ---------  ----------
  Net income (loss).............................          (194)           --         (194)       (69)       (263)
                                                 -------------  ------------  -----------  ---------  ----------
  Retained earnings, end of period..............         8,824            --        8,824       (141)      8,683
  Total AXA Equitable's equity, end of period...        15,545                     15,545       (141)     15,404
                                                 -------------  ------------  -----------  ---------  ----------
   TOTAL EQUITY, END OF PERIOD.................. $      18,633  $         --  $    18,633  $    (141) $   18,492
                                                 =============  ============  ===========  =========  ==========

                                                               THREE MONTHS ENDED MARCH 31, 2018
                                                 ------------------------------------------------------------
                                                                   PRESENTATION
                                                  AS REPORTED    RECLASSIFICATIONS    REVISIONS    AS REVISED
                                                 -------------  ------------------  ------------  -----------
                                                                         (IN MILLIONS)
CONSOLIDATED STATEMENT OF CASH FLOWS:
NET INCOME (LOSS)/(1)/.......................... $         (40) $               --  $        (69) $      (109)
  Adjustments to reconcile net income (loss) to
   net cash provided by (used in)
   operating activities:
   Interest credited to policyholders'
     account balances...........................           338                  --           (83)         255
   Policy charges and fee income................          (869)                 --             8         (861)
   Net derivative (gains) losses................           777                  --            38          815
   Amortization and depreciation................            --                 137            64          201
   Amortization of deferred sales commission....             7                  (7)           --           --
   Other depreciation and amortization..........           (23)                 23            --           --
   Amortization of other Intangibles............             8                  (8)           --           --
   Equity (income) loss from
     limited partnerships.......................            --                 (39)           --          (39)
   Distributions from joint ventures and
     limited partnerships.......................            25                 (25)           --           --

                                                          THREE MONTHS ENDED MARCH 31, 2018
                                               -------------------------------------------------------
                                                                PRESENTATION
                                                AS REPORTED   RECLASSIFICATIONS  REVISIONS  AS REVISED
                                               ------------  ------------------  ---------  ----------
                                                                    (IN MILLIONS)
  Changes in:
   Reinsurance recoverable.................... $          2  $               --  $    (149) $     (147)
   Deferred policy acquisition costs..........           10                 (10)        --          --
   Capitalization of deferred policy
     acquisition costs........................           --                (135)        --        (135)
   Future policy benefits.....................         (191)                 --         (7)       (198)
   Current and deferred income taxes..........          (52)                 --        132          80
   Other, net.................................         (122)                 64         70          12
                                               ------------  ------------------  ---------  ----------
  Net cash provided by (used in)
   operating activities....................... $        (21) $               --  $       4  $      (17)
                                               ------------  ------------------  ---------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the
    sale/maturity/prepayment of:
   Trading account securities................. $      1,606  $               --  $      77  $    1,683
   Real estate held for the production
     of income................................           --                 140         --         140
   Short-term investments.....................           --                 688         --         688
   Other......................................           54                (140)        --         (86)
  Payment for the purchase/origination of:
   Short-term investments.....................           --                (377)        --        (377)
  Cash settlements related to
   derivative instruments.....................          (14)                 --       (489)       (503)
  Change in short-term investments............          396                (311)       (85)         --
  Other, net..................................         (560)                 --        153        (407)
                                               ------------  ------------------  ---------  ----------
Net cash provided by (used in)
  investing activities........................ $       (639) $               --  $    (344) $     (983)
                                               ------------  ------------------  ---------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
   Deposits................................... $      2,366  $               --  $    (468) $    1,898
   Withdrawals................................       (1,322)                 --        241      (1,081)
   Transfer (to) from Separate Accounts.......         (115)                 --        567         452
                                               ------------  ------------------  ---------  ----------
Net cash provided by (used in)
  financing activities........................ $      1,040  $               --  $     340  $    1,380
                                               ------------  ------------------  ---------  ----------

   --------
  /(1)/Net income (loss) includes $154 million in the three months ended
       March 31, 2018 of the discontinued operations that are not included in net income (loss) in the Consolidated Statements of Income (Loss).

   The following tables present line items of the consolidated financial statements as of June 30, 2018 and for the three and six months ended
   June 30, 2018 that have been affected by the revisions. This information has been corrected from the information previously presented in the Company's June 30, 2018 2018 Form 10-Q. For these items, the tables detail the amounts as previously reported and the impact upon those line items due to the reclassifications to conform to the current presentation, the adjustment for the discontinued operation, revisions and the amounts as currently revised. Prior period amounts have been reclassified to conform to current period presentation, where applicable, and are summarized in the accompanying tables.

                                                                   AS OF JUNE 30, 2018
                                               ------------------------------------------------------------
                                                   AS      DISCONTINUED
                                               PREVIOUSLY   OPERATIONS               IMPACT OF
                                                REPORTED    ADJUSTMENT  AS ADJUSTED  REVISIONS  AS REVISED
                                               ----------- ------------ ------------ ---------  -----------
                                                                      (IN MILLIONS)
CONSOLIDATED BALANCE SHEET:
  ASSETS:
   Deferred policy acquisition costs.......... $     4,786  $        -- $      4,786 $     (76) $     4,710
   Amounts due from reinsurers................       3,088           --        3,088        (9)       3,079
   Current and deferred taxes.................         159          422          581         3          584
                                               -----------  ----------- ------------ ---------  -----------
     Total Assets............................. $   219,306  $        -- $    219,306 $     (82) $   219,224
                                               -----------  ----------- ------------ ---------  -----------
  LIABILITIES:
   Future policyholders' benefits and other
     policyholders' liabilities............... $    28,122  $        -- $     28,122 $     (64) $    28,058
                                               -----------  ----------- ------------ ---------  -----------
     Total Liabilities........................ $   202,196  $        -- $    202,196 $     (64) $   202,132
                                               -----------  ----------- ------------ ---------  -----------

                                                                   AS OF JUNE 30, 2018
                                               -----------------------------------------------------------
                                                   AS     DISCONTINUED
                                               PREVIOUSLY  OPERATIONS               IMPACT OF
                                                REPORTED   ADJUSTMENT  AS ADJUSTED  REVISIONS  AS REVISED
                                               ---------- ------------ ------------ ---------  -----------
                                                                      (IN MILLIONS)
  EQUITY:
   Retained Earnings.......................... $    6,617 $         -- $      6,617 $     (18) $     6,599
   AXA Equitable Equity.......................     13,925           --       13,925       (18)      13,907
                                               ---------- ------------ ------------ ---------  -----------
     Total Equity.............................     16,964           --       16,964       (18)      16,946
                                               ---------- ------------ ------------ ---------  -----------
  Total Liabilities, Redeemable
   Noncontrolling Interest and Equity......... $  219,306 $         -- $    219,306 $     (82) $   219,224
                                               ========== ============ ============ =========  ===========

                                                                     THREE MONTHS ENDED JUNE 30, 2018
                                               ----------------------------------------------------------------------------
                                                                          DISCONTINUED
                                               AS PREVIOUSLY  GROSS DAC    OPERATIONS                IMPACT OF
                                                 REPORTED     ADJUSTMENT   ADJUSTMENT   AS ADJUSTED  REVISIONS   AS REVISED
                                               -------------  ----------  ------------  -----------  ---------  -----------
                                                                               (IN MILLIONS)
CONSOLIDATED STATEMENT OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $         904  $       --   $        --  $       904   $    (21) $       883
   Net derivative gains (losses)..............          (312)         --            --         (312)        27         (285)
                                               -------------  ----------   -----------  -----------   --------  -----------
     Total revenues...........................         2,439          --          (824)       1,615          6        1,621
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         1,339          --            --        1,339        (38)       1,301
   Compensation and benefits..................           466         (32)         (360)          74         --           74
   Commissions and distribution
     related payments.........................           377        (112)         (106)         159         --          159
   Amortization of deferred policy
     acquisition costs........................            31         145             1          177          5          182
   Other operating costs and expenses.........         2,486          (1)         (172)       2,313         --        2,313
                                               -------------  ----------   -----------  -----------   --------  -----------
     Total benefits and other deductions......         4,950          --          (639)       4,311        (33)       4,278
                                               -------------  ----------   -----------  -----------   --------  -----------
  Income (loss) from continuing operations,
   before income taxes........................        (2,511)         --          (185)      (2,696)        39       (2,657)
  Income tax (expense) benefit from
   continuing operations......................           553          --             8          561         (9)         552
                                               -------------  ----------   -----------  -----------   --------  -----------
  Net income (loss) from
   continuing operations......................        (1,958)         --          (177)      (2,135)        30       (2,105)
                                               -------------  ----------   -----------  -----------   --------  -----------
  Net income (loss)...........................        (1,958)         --          (156)      (2,114)        30       (2,084)
                                               -------------  ----------   -----------  -----------   --------  -----------
  Net income (loss) attributable to
   AXA Equitable.............................. $      (2,114) $       --   $        --  $    (2,114)  $     30  $    (2,084)
                                               =============  ==========   ===========  ===========   ========  ===========

                                                              THREE MONTHS ENDED JUNE 30, 2018
                                              ---------------------------------------------------------------
                                                             DISCONTINUED
                                              AS PREVIOUSLY   OPERATIONS                IMPACT OF
                                                REPORTED      ADJUSTMENT   AS ADJUSTED  REVISIONS  AS REVISED
                                              -------------  ------------  -----------  --------- -----------
                                                                       (IN MILLIONS)
CONSOLIDATED STATEMENT OF COMPREHENSIVE
  INCOME (LOSS):
  Net income (loss).......................... $      (1,958)  $      (156) $    (2,114)  $     30 $    (2,084)
                                              -------------   -----------  -----------   -------- -----------
  Comprehensive income (loss)................        (2,278)         (142)      (2,420)        30      (2,390)
                                              -------------   -----------  -----------   -------- -----------
  Comprehensive income (loss) attributable
   to AXA Equitable.......................... $      (2,420)  $        --  $    (2,420)  $     30 $    (2,390)
                                              =============   ===========  ===========   ======== ===========

                                                                       SIX MONTHS ENDED JUNE 30, 2018
                                               -----------------------------------------------------------------------------
                                                                           DISCONTINUED
                                               AS PREVIOUSLY   GROSS DAC    OPERATIONS                IMPACT OF
                                                 REPORTED      ADJUSTMENT   ADJUSTMENT   AS ADJUSTED  REVISIONS   AS REVISED
                                               -------------  -----------  ------------  -----------  ---------  -----------
                                                                               (IN MILLIONS)
CONSOLIDATED STATEMENT OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $       1,773  $        --   $        --  $     1,773   $    (29) $     1,744
   Net derivative gains (losses)..............        (1,172)          --            (2)      (1,174)        72       (1,102)
                                               -------------  -----------   -----------  -----------   --------  -----------
     Total revenues...........................         4,387           --        (1,670)       2,717         43        2,760
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         1,828           --            --        1,828        (47)       1,781
   Compensation and benefits..................           992          (65)         (704)         223         --          223
   Commissions and distribution
     related payments.........................           748         (213)         (216)         319         --          319
   Amortization of deferred policy
     acquisition costs........................            89          280             1          370         21          391
   Other operating costs and expenses.........         2,926           (2)         (361)       2,563         --        2,563
                                               -------------  -----------   -----------  -----------   --------  -----------
     Total benefits and other deductions......         7,100           --        (1,284)       5,816        (26)       5,790
                                               -------------  -----------   -----------  -----------   --------  -----------
  Income (loss) from continuing operations,
   before income taxes........................        (2,713)          --          (386)      (3,099)        69       (3,030)
                                               -------------  -----------   -----------  -----------   --------  -----------
  Income tax (expense) benefit from
   continuing operations......................           622           --            25          647        (15)         632
                                               -------------  -----------   -----------  -----------   --------  -----------
  Net income (loss) from
   continuing operations......................        (2,091)          --          (361)      (2,452)        54       (2,398)
                                               -------------  -----------   -----------  -----------   --------  -----------
  Net income (loss)...........................        (2,091)          --          (311)      (2,402)        54       (2,348)
                                               -------------  -----------   -----------  -----------   --------  -----------
  Net income (loss) attributable to
   AXA Equitable.............................. $      (2,401) $        --   $        --  $    (2,401)  $     54  $    (2,347)
                                               =============  ===========   ===========  ===========   ========  ===========

                                                                SIX MONTHS ENDED JUNE 30, 2018
                                              -----------------------------------------------------------------
                                                             DISCONTINUED
                                              AS PREVIOUSLY   OPERATIONS                  IMPACT OF
                                                REPORTED      ADJUSTMENT    AS ADJUSTED   REVISIONS  AS REVISED
                                              -------------  ------------  -------------  --------- -----------
                                                                        (IN MILLIONS)
CONSOLIDATED STATEMENT OF COMPREHENSIVE
  INCOME (LOSS):
  Net income (loss).......................... $      (2,091)  $      (311) $      (2,402) $      54 $    (2,348)
                                              -------------   -----------  -------------  --------- -----------
  Comprehensive income (loss)................        (3,160)         (305)        (3,465)        54      (3,411)
  Comprehensive income (loss) attributable
   to AXA Equitable.......................... $      (3,463)  $        --  $      (3,463) $      54 $    (3,409)
                                              =============   ===========  =============  ========= ===========

                                                                SIX MONTHS ENDED JUNE 30, 2018
                                               ---------------------------------------------------------------
                                                              DISCONTINUED
                                               AS PREVIOUSLY   OPERATIONS               IMPACT OF
                                                 REPORTED      ADJUSTMENT  AS ADJUSTED  REVISIONS   AS REVISED
                                               -------------  ------------ -----------  ---------  -----------
                                                                        (IN MILLIONS)
CONSOLIDATED STATEMENT OF EQUITY:
  Retained earnings, beginning of year........ $       9,010  $         -- $     9,010  $     (72) $     8,938
  Net income (loss) attributable to
   AXA Equitable..............................        (2,401)           --      (2,401)        54       (2,347)
                                               -------------  ------------ -----------  ---------  -----------
  Retained earnings, end of period............         6,617            --       6,617        (18)       6,599
                                               -------------  ------------ -----------  ---------  -----------
  Total AXA Equitable's equity, end of period.        13,925            --      13,925        (18)      13,907
                                               -------------  ------------ -----------  ---------  -----------
   TOTAL EQUITY, END OF PERIOD................ $      16,964  $         -- $    16,964  $     (18) $    16,946
                                               =============  ============ ===========  =========  ===========

                                                           SIX MONTHS ENDED JUNE 30, 2018
                                                ----------------------------------------------------
                                                             PRESENTATION
                                                     AS      RECLASSIFI-
                                                  REPORTED     CATIONS      REVISIONS    AS REVISED
                                                -----------  ------------  -----------  ------------
                                                                    (IN MILLIONS)
CONSOLIDATED STATEMENT OF CASH FLOWS:
NET INCOME (LOSS)/(1)/......................... $    (2,091) $         --  $        54  $     (2,037)
  Adjustments to reconcile net income (loss)
   to net cash provided by (used in)
   operating activities:
   Policy charges and fee income...............      (1,773)           --           29        (1,744)
   Net derivative (gains) losses...............       1,172            --          (72)        1,100
   Amortization and depreciation...............          --           335           21           356
   Amortization of deferred sales commission...          13           (13)          --            --
   Other depreciation and amortization.........         (45)           45           --            --
   Equity (income) loss from
     limited partnerships......................          --           (60)          --           (60)
   Distributions from joint ventures and
     limited partnerships......................          44           (44)          --            --
   Cash received on the recapture of
     captive reinsurance.......................       1,099            --          174         1,273
   Changes in:
     Reinsurance recoverable...................          15            --          166           181
     Deferred policy acquisition costs.........          89           (89)          --            --
     Capitalization of deferred policy
       acquisition costs.......................          --          (280)          --          (280)
     Future policy benefits....................         396            --         (554)         (158)
     Current and deferred income taxes.........        (645)           --          167          (478)
     Other, net................................         416           104         (304)          216
                                                -----------  ------------  -----------  ------------
  Net cash provided by (used in)
   operating activities........................ $     1,190  $         (2) $      (319) $        869
                                                -----------  ------------  -----------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the
   sale/maturity/prepayment of:
   Trading account securities.................. $     4,843  $         --  $        24  $      4,867
   Real estate joint ventures..................          --           140           --           140
   Short-term investments......................          --         1,331          (24)        1,307
   Other.......................................         260          (140)          --           120
  Payment for the purchase/origination of:
   Short-term investments......................          --        (1,081)         205          (876)
  Cash settlements related to
   derivative instruments......................        (267)           --         (489)         (756)
  Change in short-term investments.............         248          (248)          --            --
  Other, net...................................         379            --           11           390
                                                -----------  ------------  -----------  ------------
Net cash provided by (used in)
  investing activities......................... $    (1,605) $          2  $      (273) $     (1,876)
                                                -----------  ------------  -----------  ------------

                                                         SIX MONTHS ENDED JUNE 30, 2018
                                              ----------------------------------------------------
                                                           PRESENTATION
                                                   AS      RECLASSIFI-
                                                REPORTED     CATIONS      REVISIONS    AS REVISED
                                              -----------  ------------ ------------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
   Deposits.................................. $     5,227  $         -- $     (1,107) $      4,120
   Withdrawals...............................      (2,611)           --          480        (2,131)
   Transfer (to) from Separate Accounts......        (305)           --        1,219           914

   --------
  /(1)/Net income (loss) includes $310 million in the six months ended June 30, 2018 of the discontinued operations that are not included in net income
       (loss) in the Consolidated Statements of Income (Loss).

   The following tables present line items of the consolidated statement of cash flows for the nine months ended September 30, 2018 that have been affected by the revisions. This information has been corrected from the information previously presented in the Company's September 30, 2018 Form 10-Q. For these items, the tables detail the amounts as previously reported and the impact upon those line items due to the reclassifications to conform to the current presentation, the adjustment for the discontinued operation, revisions and the amounts as currently revised. Prior period amounts have been reclassified to conform to current period presentation, where applicable, and are summarized in the accompanying tables. Tables for the other consolidated financial statements as of or for the three and nine months ended September 30, 2018 are not presented as these revisions were already reflected in the Company's September 30, 2018 Form 10-Q.

                                                           NINE MONTHS ENDED SEPTEMBER 30, 2018
                                                ---------------------------------------------------------
                                                                PRESENTATION
                                                AS REPORTED   RECLASSIFICATIONS    REVISIONS   AS REVISED
                                                -----------  -------------------  ----------  -----------
                                                                      (IN MILLIONS)
CONSOLIDATED STATEMENT OF CASH FLOWS:
  Adjustments to reconcile net income (loss)
   to net cash provided by (used in)
   operating activities:
   Amortization and depreciation............... $        --  $               258  $       --  $       258
   Amortization of deferred sales commission...          17                  (17)         --           --
   Other depreciation and amortization.........         (60)                  60          --           --
   Equity (income) loss from
     limited partnerships......................          --                  (83)         --          (83)
   Distribution from joint ventures and
     limited partnerships......................          63                  (63)         --           --
   Cash received on the recapture of
     captive reinsurance.......................       1,099                   --         174        1,273
   Changes in:.................................
     Reinsurance recoverable...................          20                   --          86          106
     Deferred policy acquisition costs.........        (129)                 129          --           --
     Capitalization of deferred policy
       acquisition costs.......................          --                 (432)         --         (432)
     Future policy benefits....................         (58)                  --        (541)        (599)
     Current and deferred income taxes.........        (264)                  --        (400)        (664)
     Other, net................................         123                  146         179          448
                                                -----------  -------------------  ----------  -----------
  NET CASH PROVIDED BY (USED IN) OPERATING
   ACTIVITIES.................................. $     1,614  $                (2) $     (502) $     1,110
                                                -----------  -------------------  ----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the
     sale/maturity/prepayment of:
     Trading account securities................ $     6,913  $                --  $       77  $     6,990
     Real estate joint ventures................          --                  140          --          140
     Short-term investments....................          --                1,806          --        1,806
     Other.....................................         344                 (140)         --          204
     Short-term investments....................          --               (1,530)        204       (1,326)
  Cash settlements related to
   derivative instruments......................        (584)                  --        (492)      (1,076)
  Change in short-term investments.............         350                 (274)        (77)          (1)
  Other, net...................................         305                   --         (19)         286
                                                -----------  -------------------  ----------  -----------
Net cash provided by (used in)
  investing activities......................... $    (2,990) $                 2  $     (307) $    (3,295)
                                                -----------  -------------------  ----------  -----------

                                                         NINE MONTHS ENDED SEPTEMBER 30, 2018
                                              ----------------------------------------------------------
                                                                PRESENTATION
                                               AS REPORTED    RECLASSIFICATIONS    REVISIONS  AS REVISED
                                              -------------  -------------------- ----------  ----------
                                                                     (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
   Deposits.................................. $       7,852  $                 -- $   (1,668) $    6,184
   Withdrawals...............................        (4,014)                   --        760      (3,254)
   Transfer (to) from Separate Accounts......          (338)                   --      1,717       1,379
                                              -------------  -------------------- ----------  ----------
Net cash provided by (used in)
  financing activities....................... $       1,293  $                 -- $      809  $    2,102
                                              -------------  -------------------- ----------  ----------

   The following tables present line items of the consolidated financial statements as of and for the three months ended March 31, 20 that have been affected by the revisions. This information has been corrected from the information previously presented in the Company's March 31, 2018 Form 10-Q. For these items, the tables detail the amounts as previously reported and the impact upon those line items due to the reclassifications to conform to the current presentation, the adjustment for the discontinued operation, revisions and the amounts as currently revised. Prior period amounts have been reclassified to conform to current period presentation, where applicable, and are summarized in the accompanying tables.

                                                                    AS OF MARCH 31, 2017
                                              ----------------------------------------------------------------
                                                              DISCONTINUED
                                              AS PREVIOUSLY    OPERATIONS                IMPACT OF
                                                REPORTED       ADJUSTMENT   AS ADJUSTED  REVISIONS  AS REVISED
                                              -------------- -------------  ------------ ---------  ----------
                                                                       (IN MILLIONS)
CONSOLIDATED BALANCE SHEET:
ASSETS:
  Deferred policy acquisition costs.......... $        4,961 $          --  $      4,961 $     (64) $    4,897
                                              -------------- -------------  ------------ ---------  ----------
   Total Assets.............................. $      210,013 $          --  $    210,013 $     (64) $  209,949
                                              ============== =============  ============ =========  ==========
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................ $       28,691 $          --  $     28,691 $      66  $   28,757
  Current and deferred taxes.................          2,726          (562)        2,164       (46)      2,118
                                              -------------- -------------  ------------ ---------  ----------
   Total Liabilities......................... $      195,091 $          --  $    195,091 $      20  $  195,111
                                              -------------- -------------  ------------ ---------  ----------
EQUITY:
  Retained Earnings.......................... $        5,978 $          --  $      5,978 $     (84) $    5,894
                                              -------------- -------------  ------------ ---------  ----------
  AXA Equitable Equity.......................         11,459            --        11,459       (84)     11,375
                                              -------------- -------------  ------------ ---------  ----------
  Noncontrolling interest....................          3,046            --         3,046        --       3,046
  Total Equity...............................         14,505            --        14,505       (84)     14,421
                                              -------------- -------------  ------------ ---------  ----------
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY........................ $      210,013 $          --  $    210,013 $     (64) $  209,949
                                              ============== =============  ============ =========  ==========

                                                                       THREE MONTHS ENDED MARCH 31, 2017
                                               --------------------------------------------------------------------------------
                                                                           DISCONTINUED
                                               AS PREVIOUSLY  GROSS DAC     OPERATIONS                  IMPACT OF
                                                 REPORTED     ADJUSTMENT    ADJUSTMENT    AS ADJUSTED   REVISIONS   AS REVISED
                                               -------------  ----------- -------------  ------------  ----------  ------------
                                                                                 (IN MILLIONS)
CONSOLIDATED STATEMENT OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $         852  $        -- $          --  $        852  $      (22) $        830
   Net derivative gains (losses)..............          (362)          --            10          (352)          7          (345)
                                               -------------  ----------- -------------  ------------  ----------  ------------
     Total revenues...........................         2,314           --          (745)        1,569         (15)        1,554

                                                                     THREE MONTHS ENDED MARCH 31, 2017
                                               -----------------------------------------------------------------------------
                                                                            DISCONTINUED
                                               AS PREVIOUSLY   GROSS DAC     OPERATIONS                IMPACT OF
                                                 REPORTED      ADJUSTMENT    ADJUSTMENT   AS ADJUSTED  REVISIONS  AS REVISED
                                               -------------  -----------  -------------  -----------  ---------  ----------
                                                                               (IN MILLIONS)
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................           975           --             --          975         (3)        972
   Interest credited to policyholders'
     account balances.........................           279           --             --          279        (30)        249
   Compensation and benefits..................           438          (33)          (322)          83         --          83
   Commissions and distribution
     related payments.........................           382         (114)           (96)         172         --         172
   Amortization of deferred policy
     acquisition costs........................            29          148             --          177         63         240
   Other operating costs and expenses.........           381           (1)          (179)         201         --         201
                                               -------------  -----------  -------------  -----------  ---------  ----------
     Total benefits and other deductions......         2,489           --           (598)       1,891         30       1,921
                                               -------------  -----------  -------------  -----------  ---------  ----------
  Income (loss) from continuing operations,
   before income taxes........................          (175)          --           (147)        (322)       (45)       (367)
  Income tax (expense) benefit from
   continuing operations......................           121           --             11          132         16         148
                                               -------------  -----------  -------------  -----------  ---------  ----------
  Net income (loss) from
   continuing operations......................           (54)          --           (136)        (190)       (29)       (219)
                                               -------------  -----------  -------------  -----------  ---------  ----------
  Net income (loss)...........................           (54)          --           (118)        (172)       (29)       (201)
                                               -------------  -----------  -------------  -----------  ---------  ----------
  NET INCOME (LOSS) ATTRIBUTABLE TO
   AXA EQUITABLE.............................. $        (172) $        --  $          --  $      (172) $     (29) $     (201)
                                               =============  ===========  =============  ===========  =========  ==========

                                                              THREE MONTHS ENDED MARCH 31, 2017
                                              ----------------------------------------------------------------
                                                              DISCONTINUED
                                              AS PREVIOUSLY    OPERATIONS                IMPACT OF
                                                REPORTED       ADJUSTMENT   AS ADJUSTED  REVISIONS  AS REVISED
                                              -------------  -------------  -----------  ---------  ----------
                                                                        (IN MILLIONS)
  CONSOLIDATED STATEMENT OF COMPREHENSIVE
   INCOME (LOSS):
   Net income (loss)......................... $         (54) $        (118) $      (172) $     (29) $     (201)
                                              -------------  -------------  -----------  ---------  ----------
   Change in unrealized gains (losses), net
     of reclassification adjustment..........            92             --           92         21         113
   Total other comprehensive income (loss),
     net of income taxes.....................           127             (7)         120         21         141
                                              -------------  -------------  -----------  ---------  ----------
   Comprehensive income (loss)...............            73           (125)         (52)        (8)        (60)
                                              -------------  -------------  -----------  ---------  ----------
   COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE
     TO AXA EQUITABLE........................ $         (52) $          --  $       (52) $      (8) $      (60)
                                              =============  =============  ===========  =========  ==========

                                                               THREE MONTHS ENDED MARCH 31, 2017
                                               ----------------------------------------------------------------
                                                              DISCONTINUED
                                               AS PREVIOUSLY   OPERATIONS                IMPACT OF
                                                 REPORTED      ADJUSTMENT   AS ADJUSTED  REVISIONS   AS REVISED
                                               -------------  ------------ ------------  ---------  -----------
                                                                         (IN MILLIONS)
CONSOLIDATED STATEMENT OF EQUITY:
  Retained earnings, beginning of year........ $       6,150  $         -- $      6,150  $     (55) $     6,095
  Net income (loss) attributable to
   AXA Equitable..............................          (172)           --         (172)       (29)        (201)
                                               -------------  ------------ ------------  ---------  -----------
  Retained earnings, end of period............         5,978            --        5,978        (84)       5,894
                                               -------------  ------------ ------------  ---------  -----------
  Accumulated other comprehensive income,
   beginning of year..........................            17            --           17        (21)          (4)
  Other comprehensive income (loss)...........           120            --          120         21          141
                                               -------------  ------------ ------------  ---------  -----------
  Accumulated other comprehensive income,
   end of period..............................           137            --          137         --          137
                                               -------------  ------------ ------------  ---------  -----------
  Total AXA Equitable's equity, end of period.        11,459            --       11,459        (84)      11,375
                                               -------------  ------------ ------------  ---------  -----------
   TOTAL EQUITY, END OF PERIOD................ $      14,505  $         -- $     14,505  $     (84) $    14,421
                                               =============  ============ ============  =========  ===========

                                                            THREE MONTHS ENDED MARCH 31, 2017
                                                --------------------------------------------------------
                                                                 PRESENTATION
                                                 AS REPORTED   RECLASSIFICATIONS  REVISIONS   AS REVISED
                                                -------------  -----------------  ---------  -----------
                                                                      (IN MILLIONS)
CONSOLIDATED STATEMENT OF CASH FLOWS:
NET INCOME (LOSS)/(1)/......................... $         (54) $              --  $     (29) $       (83)
  Adjustments to reconcile net income (loss)
   to net cash provided by (used in)
   operating activities:
   Interest credited to policyholders'
     account balances..........................           279                 --        (30)         249
   Policy charges and fee income...............          (852)                --         22         (830)
   Net derivative (gains) losses...............           362                 --         (7)         355
   Amortization and depreciation...............            --                229         63          292
   Amortization of deferred sales commission...             9                 (9)        --           --
   Other depreciation and amortization.........            36                (36)        --           --
   Amortization of other intangibles...........             8                 (8)        --           --
   Equity (income) loss from
     limited partnerships......................            --                (39)        --          (39)
   Distributions from joint ventures and
     limited partnerships......................            26                (26)        --           --
   Changes in:                                                                                        --
     Reinsurance recoverable...................           (23)                --       (173)        (196)
     Deferred policy acquisition costs.........            29                (29)        --           --
     Capitalization of deferred policy
       acquisition costs.......................            --               (148)        --         (148)
     Future policy benefits....................           241                 --         17          258
     Current and deferred income taxes.........          (188)                --         (6)        (194)
     Other, net................................           151                 65         --          216
                                                -------------  -----------------  ---------  -----------
NET CASH PROVIDED BY (USED IN)
  OPERATING ACTIVITIES......................... $          18  $              (1) $    (143) $      (126)
                                                -------------  -----------------  ---------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the
   sale/maturity/prepayment of:
   Short-term investments...................... $          --  $             631  $      --  $       631
  Payment for the purchase/origination of:
   Short-term investments......................            --               (376)      (289)        (665)
  Change in short-term investments.............           254               (254)        --           --
  Other, net...................................            43                 --        100          143
                                                -------------  -----------------  ---------  -----------
NET CASH PROVIDED BY (USED IN)
  INVESTING ACTIVITIES......................... $      (2,447) $               1  $    (189) $    (2,635)
                                                -------------  -----------------  ---------  -----------

                                                        THREE MONTHS ENDED MARCH 31, 2017
                                              -----------------------------------------------------
                                                                  PRESENTATION
                                               AS REPORTED      RECLASSIFICATIONS REVISIONS  AS REVISED
                                              ------------      ----------------- ---------  ----------
                                                                  (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
 Policyholders' account balances:
  Deposits................................... $      2,240         $           --  $    269  $    2,509
  Withdrawals................................         (785)                    --      (157)       (942)
  Transfer (to) from Separate Accounts.......          176                     --       220         396
                                              ------------         --------------  --------  ----------
NET CASH PROVIDED BY (USED IN)
  FINANCING ACTIVITIES....................... $      2,306         $           --  $    332  $    2,638
                                              ------------         --------------  --------  ----------

   --------
  /(1)/Net income (loss) includes $118 million in the three months ended
       March 31, 2017 of the discontinued operations that are not included in Net income (loss) in the Consolidated Statements of Income (Loss).

   The following tables present line items of the consolidated financial statements as of and for the three and six months ended June 30, 2017 that have been affected by the revisions. This information has been corrected from the information previously presented in the Company's June 30, 2018 Form 10-Q. For these items, the tables detail the amounts as previously reported and the impact upon those line items due to the reclassifications to conform to the current presentation, the adjustment for the discontinued operation, revisions and the amounts as currently revised. Prior period amounts have been reclassified to conform to current period presentation, where applicable, and are summarized in the accompanying tables.

                                                                    AS OF JUNE 30, 2017
                                              ----------------------------------------------------------------
                                                             DISCONTINUED
                                              AS PREVIOUSLY   OPERATIONS                IMPACT OF
                                                REPORTED      ADJUSTMENT    AS ADJUSTED REVISIONS  AS REVISED
                                              ------------- --------------  ----------- ---------  -----------
                                                                       (IN MILLIONS)
CONSOLIDATED BALANCE SHEET:
ASSETS:
  Deferred policy acquisition costs.......... $       4,913 $           --  $     4,913 $     (63) $     4,850
                                              ------------- --------------  ----------- ---------  -----------
   Total Assets.............................. $     215,713 $           --  $   215,713 $     (63) $   215,650
                                              ============= ==============  =========== =========  ===========
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................ $      29,679 $           --  $    29,679 $      53  $    29,732
  Current and deferred taxes.................         3,267           (542)       2,725       (39)       2,686
                                              ------------- --------------  ----------- ---------  -----------
   Total Liabilities......................... $     199,095 $           --  $   199,095 $      14  $   199,109
                                              ------------- --------------  ----------- ---------  -----------
EQUITY:
  Retained Earnings.......................... $       7,479 $           --  $     7,479 $     (77) $     7,402
                                              ------------- --------------  ----------- ---------  -----------
  AXA Equitable Equity.......................        13,273             --       13,273       (77)      13,196
                                              ------------- --------------  ----------- ---------  -----------
  Total Equity...............................        16,257             --       16,257       (77)      16,180
                                              ------------- --------------  ----------- ---------  -----------
Total Liabilities, Redeemable Noncontrolling
  Interest and Equity........................ $     215,713 $           --  $   215,713 $     (63) $   215,650
                                              ============= ==============  =========== =========  ===========

                                                                   THREE MONTHS ENDED JUNE 30, 2017
                                               -------------------------------------------------------------------------
                                                                        DISCONTINUED
                                               AS PREVIOUSLY GROSS DAC   OPERATIONS                IMPACT OF
                                                 REPORTED    ADJUSTMENT  ADJUSTMENT   AS ADJUSTED  REVISIONS  AS REVISED
                                               ------------- ---------- ------------  ----------- ----------  ----------
                                                                             (IN MILLIONS)
CONSOLIDATED STATEMENT OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $         846 $       -- $         --  $       846 $      (12) $      834
   Net derivative gains (losses)..............         1,763         --            5        1,768          8       1,776
                                               ------------- ---------- ------------  ----------- ----------  ----------
     Total revenues...........................         4,548         --         (781)       3,767         (4)      3,763

                                                                      THREE MONTHS ENDED JUNE 30, 2017
                                               -----------------------------------------------------------------------------
                                                                           DISCONTINUED
                                               AS PREVIOUSLY  GROSS DAC     OPERATIONS                 IMPACT OF
                                                 REPORTED     ADJUSTMENT    ADJUSTMENT    AS ADJUSTED  REVISIONS  AS REVISED
                                               -------------  ----------  -------------  ------------  ---------  ----------
                                                                               (IN MILLIONS)
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.................... $       1,363  $       --  $          --  $      1,363  $      (7) $    1,356
   Interest credited to policyholders'
     account balances.........................           208          --             --           208         (9)        199
   Compensation and benefits..................           450         (32)          (328)           90         --          90
   Commissions and distribution
     related payments.........................           389        (116)          (103)          170         --         170
   Amortization of deferred policy
     acquisition costs........................           (49)        150             --           101         (1)        100
   Other operating costs and expenses.........           149          (2)          (208)          (61)        --         (61)
                                               -------------  ----------  -------------  ------------  ---------  ----------
     Total benefits and other deductions......         2,516          --           (641)        1,875        (17)      1,858
                                               -------------  ----------  -------------  ------------  ---------  ----------
Income (loss) from continuing operations,
  before income taxes.........................         2,032          --           (140)        1,892         13       1,905
                                               -------------  ----------  -------------  ------------  ---------  ----------
Income tax (expense) benefit from
  continuing operations.......................          (419)         --             11          (408)        (5)       (413)
                                               -------------  ----------  -------------  ------------  ---------  ----------
Net income (loss) from continuing operations..         1,613          --           (129)        1,484          8       1,492
                                               -------------  ----------  -------------  ------------  ---------  ----------
Net income (loss).............................         1,613          --           (113)        1,500          8       1,508
                                               -------------  ----------  -------------  ------------  ---------  ----------
Net income (loss) attributable to
  AXA Equitable............................... $       1,500  $       --  $          --  $      1,500  $       8  $    1,508
                                               =============  ==========  =============  ============  =========  ==========

                                                              THREE MONTHS ENDED JUNE 30, 2017
                                              -----------------------------------------------------------------
                                                              DISCONTINUED
                                              AS PREVIOUSLY    OPERATIONS                 IMPACT OF
                                                REPORTED       ADJUSTMENT    AS ADJUSTED  REVISIONS AS REVISED
                                              -------------- --------------  ------------ --------- -----------
                                                                        (IN MILLIONS)
  CONSOLIDATED STATEMENT OF COMPREHENSIVE
   INCOME (LOSS):
   Net income (loss)......................... $        1,613 $         (113) $      1,500 $       8 $     1,508
                                              -------------- --------------  ------------ --------- -----------
   Comprehensive income (loss)...............          1,887            (93)        1,794         8       1,802
                                              -------------- --------------  ------------ --------- -----------
   Comprehensive income (loss) attributable
     to AXA Equitable........................ $        1,794 $           --  $      1,794 $       8 $     1,802
                                              ============== ==============  ============ ========= ===========

                                                                     SIX MONTHS ENDED JUNE 30, 2017
                                               --------------------------------------------------------------------------
                                                                         DISCONTINUED
                                               AS PREVIOUSLY GROSS DAC    OPERATIONS               IMPACT OF
                                                 REPORTED    ADJUSTMENT   ADJUSTMENT   AS ADJUSTED REVISIONS  AS REVISED
                                               ------------- ---------- -------------  ----------- ---------  -----------
                                                                             (IN MILLIONS)
CONSOLIDATED STATEMENT OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $       1,698 $       -- $          --  $     1,698 $     (34) $     1,664
   Net derivative gains (losses)..............         1,362         --            15        1,377        54        1,431
                                               ------------- ---------- -------------  ----------- ---------  -----------
     Total revenues...........................         6,823         --        (1,526)       5,297        20        5,317

                                                                       SIX MONTHS ENDED JUNE 30, 2017
                                               -----------------------------------------------------------------------------
                                                                           DISCONTINUED
                                               AS PREVIOUSLY  GROSS DAC     OPERATIONS                IMPACT OF
                                                 REPORTED     ADJUSTMENT    ADJUSTMENT   AS ADJUSTED  REVISIONS   AS REVISED
                                               -------------  ----------  -------------  -----------  ---------  -----------
                                                                               (IN MILLIONS)
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.................... $       2,338  $       --  $          --  $     2,338  $     (10) $     2,328
   Compensation and benefits..................           888         (65)          (650)         173         --          173
   Commissions and distribution
     related payments.........................           771        (230)          (199)         342         --          342
   Amortization of deferred policy
     acquisition costs........................           (20)        298             --          278         62          340
   Other operating costs and expenses.........           530          (3)          (387)         140         --          140
                                               -------------  ----------  -------------  -----------  ---------  -----------
     Total benefits and other deductions......         4,966          --         (1,239)       3,727         52        3,779
                                               -------------  ----------  -------------  -----------  ---------  -----------
Income (loss) from continuing operations,
  before income taxes.........................         1,857          --           (287)       1,570        (32)       1,538
Income tax (expense) benefit from
  continuing operations.......................          (298)         --             22         (276)        11         (265)
                                               -------------  ----------  -------------  -----------  ---------  -----------
Net income (loss) from continuing operations..         1,559          --           (265)       1,294        (21)       1,273
                                               -------------  ----------  -------------  -----------  ---------  -----------
Net income (loss).............................         1,559          --           (231)       1,328        (21)       1,307
Net income (loss) attributable to
  AXA Equitable............................... $       1,328  $       --  $          --  $     1,328  $     (21) $     1,307
                                               =============  ==========  =============  ===========  =========  ===========

                                                               SIX MONTHS ENDED JUNE 30, 2017
                                              ----------------------------------------------------------------
                                                             DISCONTINUED
                                              AS PREVIOUSLY   OPERATIONS                IMPACT OF
                                                REPORTED      ADJUSTMENT   AS ADJUSTED  REVISIONS  AS REVISED
                                              -------------- ------------  ------------ ---------  -----------
                                                                       (IN MILLIONS)
CONSOLIDATED STATEMENT OF COMPREHENSIVE
  INCOME (LOSS):
  Net income (loss).......................... $        1,559 $       (231) $      1,328 $     (21) $     1,307
                                              -------------- ------------  ------------ ---------  -----------
  Change in unrealized gains (losses), net
   of reclassification adjustment............            386           --           386        21          407
  Other comprehensive income.................            401           13           414        21          435
                                              -------------- ------------  ------------ ---------  -----------
  Comprehensive income (loss) attributable
   to AXA Equitable.......................... $        1,742 $         --  $      1,742 $      --  $     1,742
                                              ============== ============  ============ =========  ===========

                                                                SIX MONTHS ENDED JUNE 30, 2017
                                              -----------------------------------------------------------------
                                                            DISCONTINUED
                                              AS PREVIOUSLY  OPERATIONS               IMPACT OF
                                                REPORTED     ADJUSTMENT  AS ADJUSTED  REVISIONS    AS REVISED
                                              ------------- ------------ ------------ ---------  --------------
                                                                        (IN MILLIONS)
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year....... $       6,151 $         -- $      6,151 $     (56) $        6,095
  Net income (loss) attributable to
   AXA Equitable.............................         1,328           --        1,328       (21)          1,307
                                              ------------- ------------ ------------ ---------  --------------
  Retained earnings, end of period...........         7,479           --        7,479       (77)          7,402
                                              ------------- ------------ ------------ ---------  --------------
  Accumulated other comprehensive income,
   beginning of year.........................            17           --           17       (21)             (4)
  Other comprehensive income (loss)..........           414           --          414        21             435
                                              ------------- ------------ ------------ ---------  --------------
  Accumulated other comprehensive income,
   end of period.............................           431           --          431        --             431
                                              ------------- ------------ ------------ ---------  --------------
  Total AXA Equitable's equity, end
    of period................................        13,273           --       13,273       (77)         13,196
                                              ------------- ------------ ------------ ---------  --------------
  Noncontrolling interest, end of period.....         2,984           --        2,984        --           2,984
                                              ------------- ------------ ------------ ---------  --------------
   TOTAL EQUITY, END OF PERIOD............... $      16,257 $         -- $     16,257 $     (77) $       16,180
                                              ============= ============ ============ =========  ==============

                                                             SIX MONTHS ENDED JUNE 30, 2017
                                                -------------------------------------------------------
                                                               PRESENTATION
                                                AS REPORTED  RECLASSIFICATIONS   REVISIONS   AS REVISED
                                                -----------  -----------------  ----------  -----------
                                                                     (IN MILLIONS)
CONSOLIDATED STATEMENT OF CASH FLOWS:
NET INCOME (LOSS)/(1)/......................... $     1,559  $              --  $      (21) $     1,538
  Adjustments to reconcile net income (loss)
   to net cash provided by (used in)
   operating activities:
   Policy charges and fee income...............      (1,698)                --          34       (1,664)
   Net derivative (gains) losses...............      (1,362)                --         (54)      (1,416)
   Amortization and depreciation...............          --                233          62          295
   Amortization of deferred sales commission...          17                (17)         --           --
   Other depreciation and amortization.........         (61)                61          --           --
   Equity (income) loss from
     limited partnerships......................          --                (65)         --          (65)
   Distribution from joint ventures and
     limited partnerships......................          50                (50)         --           --
   Changes in:
     Reinsurance recoverable...................        (194)                --        (354)        (548)
     Deferred policy acquisition costs.........          43                (43)         --           --
     Capitalization of deferred policy
       acquisition costs.......................         (63)              (235)         --         (298)
     Future policy benefits....................       1,303                 --          45        1,348
     Current and deferred income taxes.........         204                 --           3          207
     Other, net................................          84                115          --          199
                                                -----------  -----------------  ----------  -----------
Net cash provided by (used in)
  operating activities......................... $       (75) $              (1) $     (285) $      (361)
                                                -----------  -----------------  ----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the
  sale/maturity/prepayment of:
   Short-term investments...................... $        --  $           1,078  $       --  $     1,078
  Payment for the purchase/origination of:
   Short-term investments......................          --             (1,599)         --       (1,599)
  Change in short-term investments.............        (508)               522         (14) $        --
  Other, net...................................         243                 --        (197)          46
                                                -----------  -----------------  ----------  -----------
Net cash provided by (used in)
  investing activities......................... $    (3,588) $               1  $     (211) $    (3,798)
                                                -----------  -----------------  ----------  -----------

                                                           SIX MONTHS ENDED JUNE 30, 2017
                                               -----------------------------------------------------
                                                              PRESENTATION
                                               AS REPORTED  RECLASSIFICATIONS REVISIONS   AS REVISED
                                               -----------  ----------------- ---------  -----------
                                                                   (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
   Deposits................................... $     4,109   $             -- $     784  $     4,893
   Withdrawals................................      (1,557)                --      (284)      (1,841)
     Transfer (to) from Separate Accounts.....         767                 --        (4)         763
                                               -----------   ---------------- ---------  -----------
Net cash provided by (used in)
  financing activities........................ $     4,182   $             -- $     496  $     4,678
                                               -----------   ---------------- ---------  -----------

   --------
  /(1)/Net income (loss) includes $231 million in the six months ended June 30, 2017 of the discontinued operations that are not included in net income
       (loss) in the Consolidated Statements of Income (Loss).

   The following tables present line items in the consolidated statement of cash flows for the nine months ended September 30, 2017 financial information that has been affected by the revisions. This information has been corrected from the information previously presented in the Company's September 30, 2018 Form 10-Q. For these items, the tables detail the amounts as previously reported and the impact upon those line items due to the reclassifications to conform to the current presentation, the adjustment for the discontinued operation, revisions and the amounts as currently revised. Prior period amounts have been reclassified to conform to current period presentation, where applicable, and are summarized in the accompanying tables. Tables for the other consolidated financial statements as of and for the three and nine months ended September 30, 2017 are not included as these revisions were already reflected in the Company's September 30, 2018
   Form 10-Q.

                                                        NINE MONTHS ENDED SEPTEMBER 30, 2017
                                               -----------------------------------------------------
                                                              PRESENTATION
                                               AS REPORTED  RECLASSIFICATIONS  REVISIONS  AS REVISED
                                               -----------  -----------------  ---------  ----------
                                                                   (IN MILLIONS)
CONSOLIDATED STATEMENT OF CASH FLOWS:
 Adjustments to reconcile net income (loss)
  to net cash provided by (used in)
  operating activities:
  Amortization and depreciation...............  $       --  $             432  $      --  $      432
  Other depreciation and amortization.........         (67)                67         --          --
  Equity (income) loss from
    limited partnerships......................          --               (103)        --        (103)
  Distribution from joint ventures and
    limited partnerships......................          94                (94)        --          --
  Changes in:
    Reinsurance recoverable...................        (361)                --       (455)       (816)
    Deferred policy acquisition costs.........          42                (42)        --          --
    Capitalization of deferred policy
      acquisition costs.......................          --               (433)        --        (433)
    Future policy benefits....................       1,146                 --        168       1,314
    Current and deferred income taxes.........         640                 --       (389)        251
    Other, net................................         617                197         --         814
                                                ----------  -----------------  ---------  ----------
NET CASH PROVIDED BY (USED IN)
  OPERATING ACTIVITIES........................  $      994  $              (1) $    (676) $      317
                                                ----------  -----------------  ---------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the
   sale/maturity/prepayment of:
   Short-term investments.....................  $       --  $           1,909  $      --  $    1,909
  Payment for the purchase/origination of:
   Short-term investments.....................          --             (2,174)        --      (2,174)
  Change in short-term investments............        (266)               266         --          --
  Other, net..................................        (258)                --        203         (55)
                                                ----------  -----------------  ---------  ----------
NET CASH PROVIDED BY (USED IN)
  INVESTING ACTIVITIES........................  $   (5,231) $               1  $     203  $   (5,027)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Policyholders' account balances:
  Deposits....................................  $    5,871  $              --  $   1,116  $    6,987
  Withdrawals.................................      (2,574)                --       (244)     (2,818)
  Transfer (to) from Separate Accounts........       1,617                 --       (399)      1,218
                                                ----------  -----------------  ---------  ----------
NET CASH PROVIDED BY (USED IN)
  FINANCING ACTIVITIES........................  $    5,460  $              --  $     473  $    5,933
                                                ----------  -----------------  ---------  ----------

22)SUBSEQUENT EVENTS

   AXA Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (the "2019 Plan")

   In November 2018, Holdings' Board of Directors and AXA, as Holdings' then controlling stockholder, adopted the 2019 Plan, which became effective January 1, 2019, with a total of 5.2 million shares of common stock reserved for issuance thereunder. On February 25, 2019, the Compensation Committee of Holdings' Board of Directors approved an amendment to the 2019 Plan increasing the amount of shares of Holdings' common stock available for issuance in connection with equity awards granted under the 2019 Plan by two million shares. The holder of a majority of the outstanding shares of Holdings' common stock executed a written consent approving the increase on February 28, 2019.

   AXA Secondary Offering of Holdings Common Stock and Holdings Share Buy-back

   On March 25, 2019, AXA completed a follow-on secondary offering of 46 million shares of common stock of Holdings and the sale to Holdings of 30 million shares of common stock of Holdings. Following the completion of this secondary offering and the share buyback by Holdings, AXA owns 48.3% of the shares of common stock of Holdings. As a result, Holdings is no longer a majority owned subsidiary of AXA.

   Repayment of Senior Surplus Note

   On December 28, 2018, the Company, issued a $572 million senior surplus note due December 28, 2019 to Holdings, which bears interest at a fixed rate of 3.75%, payable semi-annually. The Company repaid this note on March 5, 2019.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                  SCHEDULE I
      SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2018

                                                                            AMOUNT AT
                                                                           WHICH SHOWN
                                                                           ON BALANCE
                                                COST/(1)/    FAIR VALUE       SHEET
                                              ------------- ------------- -------------
                                                            (IN MILLIONS)
Fixed Maturities:
  U.S. government, agencies and authorities.. $      13,646 $      13,335 $      13,335
  State, municipalities and
   political subdivisions....................           408           454           454
  Foreign governments........................           515           519           519
  Public utilities...........................         4,614         4,569         4,569
  All other corporate bonds..................        22,076        21,807        21,807
  Residential mortgage-backed................           193           202           202
  Asset-backed...............................           600           590           590
  Redeemable preferred stocks................           440           439           439
                                              ------------- ------------- -------------
Total fixed maturities.......................        42,492        41,915        41,915
Mortgage loans on real estate/(2)/...........        11,825        11,478        11,818
Real estate held for the production
   of income.................................            52            52            52
Policy loans.................................         3,267         3,944         3,267
Other equity investments.....................         1,103         1,144         1,144
Trading securities...........................        15,361        15,166        15,166
Other invested assets........................         1,554         1,554         1,554
                                              ------------- ------------- -------------
Total Investments............................ $      75,654 $      75,253 $      74,916
                                              ============= ============= =============

   --------
  /(1)/Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
  /(2)/Balance Sheet amount for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by valuation allowance.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                  SCHEDULE IV
                               REINSURANCE/(1)/
        AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

                                                                    ASSUMED             PERCENTAGE
                                                         CEDED TO    FROM               OF AMOUNT
                                                GROSS      OTHER     OTHER      NET      ASSUMED
                                                AMOUNT   COMPANIES COMPANIES   AMOUNT     TO NET
                                              ---------- --------- --------- ---------- ----------
                                                                  (IN MILLIONS)
AS OF DECEMBER 31, 2018
Life insurance in-force...................... $  390,374 $  69,768 $  30,322 $  350,928        8.6%
                                              ========== ========= ========= ==========  =========

FOR THE YEAR ENDED DECEMBER 31, 2018
Premiums:
Life insurance and annuities................. $      787 $     128 $     177 $      836       21.2%
Accident and health..........................         49        32         9         26       34.6%
                                              ---------- --------- --------- ----------  ---------
Total Premiums............................... $      836 $     160 $     186 $      862       21.6%
                                              ========== ========= ========= ==========  =========

As of December 31, 2017
Life insurance in-force/(2)/................. $  392,926 $  73,843 $  30,300 $  349,383        8.7%
                                              ========== ========= ========= ==========  =========

For the year ended December 31, 2017
Premiums:
Life insurance and annuities................. $      826 $     135 $     186 $      877       21.2%
Accident and health..........................         54        36         9         27       33.3%
                                              ---------- --------- --------- ----------  ---------
Total Premiums............................... $      880 $     171 $     195 $      904       21.6%
                                              ========== ========= ========= ==========  =========

As of December 31, 2016
Life insurance in-force...................... $  399,230 $  78,760 $  31,722 $  352,192        9.0%
                                              ========== ========= ========= ==========  =========

For the year ended December 31, 2016
Premiums:
Life insurance and annuities................. $      790 $     135 $     197 $      852       23.1%
Accident and health..........................         60        41         9         28       32.1%
                                              ---------- --------- --------- ----------  ---------
Total Premiums............................... $      850 $     176 $     206 $      880       23.4%
                                              ========== ========= ========= ==========  =========

   --------
  /(1)/Includes amounts related to the discontinued group life and health business.
  /(2)/Previously reported amounts for "Life insurance in-force -- Ceded to other companies" of $41,330 million and "Net amount" of $381,896 have been revised due to an error.

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

          (a) The following Financial Statements are included in Part B of the Registration Statement:

              The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 70 are included in the Statement of Additional Information.

          (b) Exhibits.

              The following exhibits correspond to those required by paragraph
              (b) of item 24 as to exhibits in Form N-4:

          1.  Board of Directors Resolutions.

              Resolutions of the Board of Directors of Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, incorporated herein by reference to exhibit (1) to the Registration Statement (File No. 333-05593) on June 10, 1996.

          2.  Custodial Agreements. Not applicable.

          3.  Underwriting Contracts.

              (a) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

              (a)(i) First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

              (a)(ii) Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on
                            April 24, 2012.

              (a)(iii) Third Amendment dated as of November 1, 2014 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and
                            AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 19, 2016.

              (a)(iv) Fourth Amendment dated as of August 1, 2015 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

              (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File No. 333-64749) on April 19, 2001.

              (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement (File No. 333-64749) on April 19, 2001.

              (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File No. 2-30070) on April 19, 2004.

              (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                            No. 333-05593) on April 24, 2012.

              (d)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4
                            (File No.333-05593) on April 24, 2012.

              (d)(iii) Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on
                            April 24, 2012.

              (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (d)(vii) Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

              (d)(viii) Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

              (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (d)(x) Tenth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on
                            October 10, 2014.

              (d)(xi) Eleventh Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on
                            October 10, 2014.

              (d)(xii) Twelfth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on
                            October 10, 2014.

              (d)(xiii) Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of
                            January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

              (d)(xiv) Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of
                            January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

              (d)(xv) Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

              (d)(xvi) Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, ("AXA Equitable"), and AXA NETWORK, LLC, ("General Agent") incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

              (d)(xvii) Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, ("AXA Equitable"), and AXA NETWORK, LLC ("General Agent") incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

              (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement
                            (File No. 333-05593) on Form N-4, filed on
                            April 20, 2005.

              (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on
                            April 20, 2005.

              (g) Broker-Dealer and General Agent Sales Agreement dated as of March 15, 2016 between AXA Distributors, LLC, AXA Advisors, LLC and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

          4.  Contracts. (Including Riders and Endorsements)

              (a) Form of Endorsement Applicable to the Asset Transfer Program (ATP) (ICC12ATPACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (b)      Form of Endorsement Applicable to Credits
                       (ICC12BONUSACC13) previously filed with this
                       Registration Statement (File No. 333-182903) on November 27, 2012.

              (c) Form of Endorsement Applicable to Traditional IRA Contracts (ICC12IRA-ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (d) Form of Endorsement Applicable to Non-Qualified Contracts (ICC12NQ-ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (e) Form of Endorsement Applicable to ROTH IRA Contracts (ICC12ROTH-ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (f) Form of Data Pages - Parts A to E (ICC12ACC13DP-B) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (g) Form of Data Pages - Parts A to E (ICC12ACC13DP-CP) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (h) Form of Data Pages - Parts A to E (ICC12ACC13DP-L) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (i) Form of Earnings Enhancement Benefit Optional Death Benefit Rider (ICC12EEBACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (j) Form of "Greater of" Death Benefit Rider [I-Asset Allocation] Greater of Annual Rollup to Age [85] GMDB or Highest Anniversary Value to Age [85] GMDB
                       (ICC12GMDBGRACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (k) Form of Highest Anniversary Value Death Benefit Rider - Highest Anniversary Value to Age [85] GMDB
                       (ICC12GMDBHAVACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (l) Highest Anniversary Value Death Benefit Rider - Highest Anniversary Value to Age [85] GMDB
                       (ICC12GMDBHAV-IBACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (m) Guaranteed Minimum Income Benefit Rider [I-Asset Allocation] with Guaranteed Withdrawal Benefit for Life Conversion Benefit (ICC12GMIBACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (n) Table of Guaranteed Annuity Payments (ICC12TGAP2) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (o) Table of Guaranteed Annuity Payments (ICC12TGAP3) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (p) Form of Endorsement applicable to Termination of Guaranteed Minimum Death Benefits (Form No. 2012GMDB-BO-1), incorporated herein by reference to
                       Exhibit 4(m)(m) to the Registration Statement (File No. 33-83750) on Form N-4 filed April 24, 2013.

              (q) Table of Guaranteed Annuity Payments (ICC12TGAP1A), previously filed with this Registration Statement on Form N-4 (File No. 333-182903) filed on April 23, 2014.

              (r) Endorsement Applicable to Qualified Defined Benefit Plans (ICC14QP-DB1), incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-182795), filed on April 22, 2015.

              (s) Endorsement Applicable to Qualified Defined Benefit Plans (ICC14QP-DB1-G), incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-182795), filed on April 22, 2015.

              (t) Form of Guaranteed Minimum Income Benefit Rider (I-Asset Allocation) with Guaranteed Withdrawal Benefit for Life Conversion Benefit (ICC16GMIBACC13A) previously filed with this Registration Statement (File No. 333-182903) on October 7, 2016.

              (u) Table of Guaranteed Annuity Payments (ICC16TGAP1) incorporated herein by reference to Exhibit 4(b)(l) to the Registration Statement on Form N-4 (File No. 333-178750) filed on October 7, 2016.

              (v) Table of Guaranteed Annuity Payments (ICC16TGAP2) incorporated herein by reference to Exhibit 4(b)(m) to the Registration Statement on Form N-4 (File No. 333-178750) filed on October 7, 2016.

              (w) Table of Guaranteed Annuity Payments (ICC16TGAP3) incorporated herein by reference to Exhibit 4(b)(n) to the Registration Statement on Form N-4 (File No. 333-178750) filed on October 7, 2016.

              (x) Form of Data Pages - Table of Guaranteed Annuity Payments (ICC16TGAP3), previously filed with this Registration Statement (File No. 333-182903) on April 19, 2017.

              (y) Form of Data Pages - Table of Guaranteed Annuity Payments (ICC16TGAP2), previously filed with this Registration Statement (File No. 333-182903) on April 19, 2017.

              (z) Form of Data Pages - Table of Guaranteed Annuity Payments (ICC16TGAP1), previously filed with this Registration Statement (File No. 333-182903) on April 19, 2017.

  5.  Applications.

      (a) Form of Application for an Individual Annuity (ICC12 App 01 ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

      (b) Form of Application for an Individual Annuity (ICC12 App 02 ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

      (c) Form of Accumulator Series B Application for an Individual Annuity (ICC17 App 01 ACC13A B), previously filed with this Registration Statement (File No. 333-182903) on April 19, 2017.

      (d) Form of Accumulator Series B Application for an Individual Annuity (ICC17 App 02 ACC13A B), previously filed with this Registration Statement (File No. 333-182903) on
                    April 19, 2017.

      (e) Form of Accumulator Series CP Application for an Individual Annuity (ICC17 App 01 ACC13A CP), previously filed with this Registration Statement (File No. 333-182903) on April 19, 2017.

      (f) Form of Accumulator Series CP Application for an Individual Annuity (ICC17 App 02 ACC13A CP), previously filed with this Registration Statement (File No. 333-182903) on April 19, 2017.

  6.  Depositor's Certificate of Incorporation And By-Laws.

      (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed on April 24, 2012.

      (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

  7.  Reinsurance Contracts. Not Applicable.

  8.  Participation Agreements.

      (a) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

      (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

      (a)(ii) Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.


      (a)(iii) Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

      (a)(iv) Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

      (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

      (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

      (a)(vii) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

      (a)(viii) Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

      (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

      (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

      (a)(xi) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

      (a)(xii) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

      (a)(xiii) Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

      (a)(xiv) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

      (a)(xv) Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

      (a)(b)(i) Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

      (a)(b)(ii) Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

      (a)(b)(iii) Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

      (a)(b)(iv) Amendment No. 3, dated as of April 4, 2014 ("Amendment No. 3"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

      (a)(b)(v)     Amendment No. 4, dated as of June 1, 2014 ("Amendment
                    No. 4"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

      (a)(b)(vi) Amendment No. 5, dated as of July 16, 2014 ("Amendment No. 5"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") "), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

      (a)(b)(vii) Amendment No. 6, dated as of April 30, 2015 ("Amendment No. 6"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

      (a)(b)(viii)  Amendment No. 7, dated as of December 21, 2015 ("Amendment
                    No. 7"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

      (a)(b)(vix) Amendment No. 8, dated as of December 9, 2016 ("Amendment No. 8"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

      (a)(b)(x)     Amendment No. 9 dated as of May 1, 2017
                    ("Amendment No. 9") to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

      (a)(b)(xi) Amendment No. 10 dated as of November 1, 2017 ("Amendment No. 10") to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

      (a)(b)(xii) Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

      (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

      (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

      (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

      (b)(iii) Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

      (b)(iv) Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

      (b)(v) Amendment No. 1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

      (b)(vi) Amendment No. 2, dated as of April 18, 2014 ("Amendment No. 2") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

      (b)(vii)      Amendment No. 3, dated as of July 8, 2014
                    ("Amendment No. 3") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

      (b)(viii) Amendment No. 4, dated as of December 10, 2014 ("Amendment No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

      (b)(vix) Amendment No. 5, dated as of September 26, 2015 ("Amendment No. 5"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

  9.  Legal Opinion.

                    Opinion and Consent of Shane Daly, Esq., Vice President and Associate General Counsel, filed herewith.

          10. Other Opinions.

              (a)      Consent of PricewaterhouseCoopers LLP, filed herewith.

              (b)      Powers of Attorney, filed herewith.

          11. Omitted Financial Statements. Not applicable.

          12. Initial Capital Agreements. Not applicable.

Item 25.Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Thomas Burberl                 Director
AXA
25, Avenue Matignon
75008 Paris, France

Gerald Harlin                  Director
AXA
21, Avenue Matignon
75008 Paris, France

Daniel G. Kaye                 Director
767 Quail Run
Inverness, IL 60067

Kristi A. Matus                Director
380 Beacon Street, #2
Boston, MA 02116

Bertrand Poupart-Lafarge       Director
AXA France
313 Terrasse de l'Arche
92727 Nanterre Cedex, France

Karima Silvent                 Director
AXA
25, Avenue Matignon
75008 Paris, France

George Stansfield              Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill         Director
Founding Partner
Green & Blue Advisors
285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

OTHER OFFICERS

*Nicholas B. Lane              President

*Dave S. Hattem                Senior Executive Director, General Counsel and
                               Secretary

*Jeffrey J. Hurd               Senior Executive Director and Chief Operating
                               Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Marine de Boucaud             Managing Director and Chief Human Resources
                               Officer

*Kermitt J. Brooks             Managing Director and Deputy General Counsel

*Michael B. Healy              Managing Director and Chief Information Officer

*Andrea M. Nitzan              Managing Director, Chief Accounting Officer and
                               Controller

*Andrienne Johnson             Managing Director and Chief Transformation
                               Officer

*Kevin Molloy                  Managing Director and Investor Relations Officer

*Keith Floman                  Managing Director and Deputy Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Nicholas Huth                 Managing Director, Associate General Counsel
                               and Chief Compliance Officer

*William Eckert                Managing Director

*Kathryn Ferrero               Managing Director and Chief Marketing Officer

*William MacGregor             Managing Director and Associate General Counsel

*Paul Hance                    Managing Director and Chief Actuary

*David W. Karr                 Managing Director

*Dominique Baede               Managing Director

*Christina Banthin             Managing Director and Associate General Counsel

*Mary Jean Bonadonna           Managing Director

*Eric Colby                    Managing Director

*Graham Day                    Managing Director

*Matthew Drummond              Managing Director

*Ronald Herrmann               Managing Director

*Steven M. Joenk               Managing Director and Chief Investment Officer

*David Kahal                   Managing Director

*Kevin M. Kennedy              Managing Director

*Kenneth Kozlowski             Managing Director

*Susan La Vallee               Managing Director

*Barbara Lenkiewicz            Managing Director

*Carol Macaluso                Managing Director

*James Mellin                  Managing Director

*Hillary Menard                Managing Director

*Yogita R. Naik                Managing Director

*Prabha ("Mary") Ng            Managing Director

*James O'Boyle                 Managing Director

*Robin M. Raju                 Managing Director

*Anthony F. Recine             Managing Director and Chief Auditor

*Trey Reynolds                 Managing Director

*Steven I. Rosenthal           Managing Director

*Theresa Trusskey              Managing Director

*Marc Warshawsky               Managing Director

*Melisa Waters                 Managing Director

*Antonio Di Caro               Managing Director

*Glen Gardner                  Managing Director

*Shelby Holklister-Share       Managing Director

*Manuel Prendes                Managing Director

*Aaron Sarfatti                Managing Director and Chief Risk Officer

*Stephen Scanlon               Managing Director

*Samuel Schwartz               Managing Director

*Michael Simcox                Managing Director

*Mia Tarpey                    Managing Director

*Yun ("Julia") Zhang           Managing Director and Treasurer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

                 Separate Account No. 70 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc. (the "Holding Company").

                 Set forth below is the subsidiary chart for the Holding
Company:

                 (a) The AXA Equitable Holdings, Inc. - Subsidiary Organization
Chart: Q1-2019 is incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 2-30070) on Form N-4 filed April 16, 2019.

Item 27. Number of Contractowners

         As of March 31, 2019, there were 4,529 Qualified Contract owners and/or 2,196 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

         The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii)the related expenses of any such person in any of said categories may be advanced by the Company.

                     (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Sombo (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE (Chubb), Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CAN, AIG, One Beacon, Nationwide, Berkley, Berkshire, SOMPO, CODA (Chubb) and ARGO RE Ltd. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriters

                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

         (c)    Undertaking

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) AXA Advisors, LLC and AXA Distributors, LLC are the principal underwriters for Separate Accounts 49, 70, A, FP, I and 45 of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY America Variable Accounts A, K and L. In addition, AXA Advisors is the principal underwriter of AXA Equitable's Separate Account 301.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL
BUSINESS ADDRESS                   POSITIONS AND OFFICES WITH UNDERWRITER
------------------                 --------------------------------------

*David Karr                        Director, Chairman of the Board and Chief
                                   Executive Officer

*Ronald Herrmann                   Director

*Anders B. Malmstrom               Director

*Frank Massa                       Director and President

*Aaron Sarfatti                    Director

*Ralph E. Browning, II             Chief Privacy Officer

*Mary Jean Bonadonna               Chief Risk Officer

*Stephen Lank                      Chief Operating Officer

*Patricia Boylan                   Broker Dealer Chief Compliance Officer

*Yun ("Julia") Zhang               Vice President and Treasurer

*Gina Jones                        Vice President and Financial Crime Officer

*Page Pennell                      Vice President

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*James Mellin                      Chief Sales Officer

*Nicholas J. Gismondi              Vice President and Controller

*James O'Boyle                     Senior Vice President

*Claire A. Comerford               Vice President

*Kathryn Ferrero                   Vice President

*Prabha ("Mary") Ng                Chief Information Security Officer

*Robert Matricarsdi                Assistant Vice President and Chief
                                   Financial Planning Officer

*Joshua Katz                       Vice President

*Christopher LaRussa               Investment Advisor Chief Compliance Officer

*Christian Cannon                  Vice President and General Counsel

*Samuel Schwartz                   Vice President

*Dennis Sullivan                   Vice President

*Steven Sutter                     Vice President and Assistant Treasurer

*Francesca Divone                  Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL
BUSINESS ADDRESS                   POSITIONS AND OFFICES WITH UNDERWRITER
------------------                 -------------------------------------------

*Ronald Herrmann                   Director and Senior Vice President

*Michael B. Healy                  Executive Vice President

*Harvey T. Fladeland               Senior Vice President

*Peter D. Golden                   Senior Vice President

*David Kahal                       Senior Vice President

*Kevin M. Kennedy                  Director and President

*Graham Day                        Senior Vice President

*Trey Reynolds                     Senior Vice President

*David Veale                       Senior Vice President

*Alfred Ayensu-Ghartey             Vice President and General Counsel

*Alfred D'Urso                     Vice President and Chief Compliance Officer

*Michael Schumacher                Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Gina Jones                        Vice President and Financial Crime Officer

*Yun ("Julia") Zhang               Vice President and Treasurer

*Francesca Divone                  Secretary

*Evan Hirsch                       Senior Vice President

*Matthew Drummond                  Vice President

*Karen Farley                      Vice President

*Richard Frink                     Vice President

*Michael J. Gass                   Vice President

*Timothy Jaeger                    Vice President

*Laird Johnson                     Vice President

*Joshua Katz                       Vice President

*James Long                        Vice President

*Page W. Long                      Vice President

*James S. O'Connor                 Vice President

*Samuel Schwartz                   Vice President

*Martin Woll                       Principal Operations Officer

*William Sorrentino                Vice President

*Steven Sutter                     Vice President and Assistant Treasurer

*Sarah Vita                        Vice President

*Jonathan Zales                    Vice President

*Stephen Scanlon                   Director and Senior Vice President

*Prabha ("Mary") Ng                Senior Vice President and Chief Information
                                   Security Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

* Principal Business Address:
1290 Avenue of the Americas, NY, NY 10104

         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the individual annuity contracts and certificates AXA Equitable offers under a group annuity contract (collectively, the "contracts") may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                AXA Equitable represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective contracts.

                The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 17th day of April, 2019.

                                             SEPARATE ACCOUNT NO. 70 OF
                                             AXA EQUITABLE LIFE INSURANCE
                                             COMPANY
                                                        (Registrant)

                                             By:  AXA Equitable Life Insurance
                                                  Company
                                                        (Depositor)

                                             By:  /s/ Shane Daly
                                                  ------------------------------
                                                  Shane Daly
                                                  Vice President and Associate
                                                  General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 17th day of April, 2019.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ----------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Thomas Buberl         Mark Pearson                   Bertrand Poupart-Lafarge
Gerald Harlin         Daniel G. Kaye                 Karima Silvent
Kristi A. Matus       Charles G.T. Stonehill         George Stansfield

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact
      April 17, 2019

                                 EXHIBIT INDEX

EXHIBIT                                             TAG
NO.                                                 VALUE
-------                                             -----

 9      Opinion and Consent of Counsel              EX-99.9

 10(a)  Consent of PricewaterhouseCoopers LLP       EX-99.10a

 10(b)  Powers of Attorney                          EX-99.10b